UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07257

                       SEI INSTITUTIONAL INVESTMENTS TRUST
               (Exact name of registrant as specified in charter)

                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734

                      DATE OF FISCAL YEAR END: MAY 31, 2007

                     DATE OF REPORTING PERIOD: MAY 31, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.

SEI    New ways.
       New answers.(R)




--------------------------------------------------------------------------------
SEI Institutional Investments Trust
--------------------------------------------------------------------------------
Annual Report as of May 31, 2007
--------------------------------------------------------------------------------

Large Cap Fund

Large Cap Diversified Alpha Fund

Large Cap Disciplined Equity Fund

Large Cap Index Fund

Small Cap Fund

Small/Mid Cap Equity Fund

International Equity Fund

World Equity Ex-US Fund

Enhanced Income Fund

Core Fixed Income Fund

High Yield Bond Fund

Long Duration Fund

Extended Duration Fund

Emerging Markets Debt Fund

Real Return Plus Fund

TABLE OF CONTENTS




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Management's Discussion and Analysis of Fund Performance       1
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Schedules of Investments                                      22
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Statements of Assets and Liabilities                         230
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Statements of Operations                                     234
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Statements of Changes in Net Assets                          238
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Financial Highlights                                         244
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Notes to Financial Statements                                246
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Report of Independent Registered Public Accounting Firm      260
----------------------------------------------------------------
Trustees and Officers of the Trust                           261
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Disclosure of Fund Expenses                                  265
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Board of Trustees Considerations in Approving the Advisory
and Sub-Advisory Agreements                                  267
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Notice to Shareholders                                       270
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The Trust files its complete schedule of portfolio  holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Large Cap Fund

Objective

The Large Cap Fund (the "Fund") seeks to provide long-term growth of capital and income.

Strategy

The Fund employs a multi-manager structure under the general supervision of SEI Investments Management Corporation (SIMC) to gain exposure to the entire large cap sector, adding value through stock selection while controlling risk in the form of capitalization and economic sector exposures. The Fund is jointly sub-advised by eight investment managers. Assets of the Fund are allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, returned close to 23% for the fiscal year ended May 31, 2007. The twelve-month period witnessed a steady advance in U.S. large caps as every month but February had positive returns. The fiscal year began on a strong note as investors became confident that the two-year old Federal Reserve interest rate hike campaign would be ending. The rally continued unabated throughout the remainder of 2006 and into 2007 as investors became more comfortable with a "Goldilocks scenario": strong enough growth to stave off a recession, but not so strong as to spark inflation. Market volatility remained at historical lows as continued strong corporate earnings, a torrid pace of mergers & acquisition activity and low unemployment provided support for stocks. The rally continued for the first five months of 2007 despite fallout in the sub-prime market and a sharp one-day market sell-off at the end of February. Throughout the fiscal year, the volatile price of oil continued to have a meaningful impact on markets. Falling prices in the second half of 2006 helped to perpetuate the rally though this impact waned as oil prices rebounded starting in late January.

Value stocks outperformed growth by over 5% for the fiscal year ended May 31, 2007, though most of this differential was realized in the first two months of the fiscal year. The fastest growing and most expensive stock quintiles in the Russell 1000 Index were the notable laggards. The long running underperformance of large caps relative to small caps waned during the fiscal year as the Russell 1000 Index outperformed the Russell 2000 Index by 4%. Reflecting the breadth of the large cap market rally over the period, each of the ten sectors had double digit returns and seven posted returns greater than 20%. Telecommunication services led the rally with close to a 50% return as the sector began to recover from its multi-year post-bubble losses. The materials and utilities sectors also rallied strongly during the period with returns above 30%.

The Fund underperformed its benchmark with a return of 21.97% for the fiscal year ended May 31, 2007. The Fund's benchmark, the Russell 1000 Index, returned 22.93%. Underperformance can be attributed to negative stock selection within the technology sector and to a lesser extent negative stock selection in consumer staples. Two of the three fundamental growth managers, Delaware Management Company and Montag & Caldwell, Inc. fell short of both the Russell 1000 and Russell 1000 Growth benchmarks in a difficult growth environment. In particular negative stock selection within technology accounted for the vast majority of Delaware Management Company's underperformance, while energy stock selection weighed on Montag & Caldwell, Inc. The third growth manager, Goldman Sachs Asset Management bested the Russell 1000 Growth Index during the fiscal year.

The Fund benefited from strong stock selection within the diversified financial services and healthcare equipment industries. The three value managers in the strategy, AllianceBernstein, L.P., LSV Asset Management, and Aronson + Johnson + Ortiz, L.P. strongly outperformed the Russell 1000 Value benchmark. The core managers that were added during the 2006 fiscal year had mixed results. Quantitative Management Associates, LLC outperformed the Russell 1000 Index, while Enhanced Investment Technologies, LLC (Intech) fell short of the core benchmark for the period.

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007             1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Large Cap Fund (concluded)

Large Cap Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                Annualized  Annualized  Annualized   Annualized
                      One Year      3 Year      5 Year     10 Year    Inception
                        Return      Return      Return      Return      to Date
--------------------------------------------------------------------------------
Large Cap Fund,
Class A                 21.97%      13.81%       9.70%       7.65%        9.41%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000 Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                   Large Cap Fund,               Russell 1000
                      Class A                       Index
5/31/97              $100,000                     $100,000
5/31/98               133,360                      130,710
5/31/99               159,232                      157,257
5/31/00               173,722                      176,065
5/31/01               153,674                      157,103
5/31/02               131,607                      136,145
5/31/03               119,788                      125,649
5/31/04               141,794                      149,409
5/31/05               154,583                      163,483
5/31/06               171,387                      178,818
5/31/07               209,040                      219,821

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




--------------------------------------------------------------------------------
2             SEI Institutional Investments Trust / Annual Report / May 31, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Large Cap Diversified Alpha Fund

Objective

The Large Cap Diversified Alpha Fund (the "Fund") seeks to provide long-term growth of capital by investing in the equity securities of large companies and in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large cap market.

Strategy

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC), allocating the assets among multiple sub-advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index), and thereby diversify the relative risk of the Fund.

Some sub-advisers may engage in short sales up to 30% of the value of their Fund allocation and use the proceeds from the sale to purchase long positions in additional equity securities. Some sub-advisers may also use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities.

Aronson + Johnson + Ortiz, L.P., Analytic Investors, Inc., and Quantitative Management Associates, LLC seek to overweight stocks with attractive fundamental and/or technical characteristics and underweight or even short stocks with unattractive fundamental and/or technical characteristics. Enhanced Investment Technologies, LLC (INTECH) employs a volatility capture strategy, Delaware Management Company seeks to identify stocks with underappreciated growth characteristics, while Smith Breeden Associates, Inc. seeks to generate alpha within the U.S. fixed income market and transports it to the equity market.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, returned close to 23% for the fiscal year ended May 31, 2007. The twelve-month period witnessed a steady advance in U.S. large caps as every month but February had positive returns. The fiscal year began on a strong note as investors became confident that the two-year old Federal Reserve interest rate hike campaign would be ending. The rally continued unabated throughout the remainder of 2006 and into 2007 as investors became more comfortable with a "Goldilocks scenario": strong enough growth to stave off a recession, but not so strong as to spark inflation. Market volatility remained at historical lows as continued strong corporate earnings, a torrid pace of mergers & acquisition activity and low unemployment provided support for stocks. The rally continued for the first five months of 2007 despite fallout in the sub-prime market and a sharp one-day market sell-off at the end of February. Throughout the fiscal year, the volatile price of oil continued to have a meaningful impact on markets. Falling prices in the second half of 2006 helped to perpetuate the rally though this impact waned as oil prices rebounded starting in late January.

Value stocks outperformed growth by over 5% for the fiscal year ended May 31, 2007, though most of this differential was realized in the first two months of the fiscal year. The fastest growing and most expensive stock quintiles in the Russell 1000 Index were the notable laggards. The long running underperformance of large caps relative to small caps waned during the fiscal year as the Russell 1000 Index outperformed the Russell 2000 Index by 4%. Reflecting the breadth of the large cap market rally over the period, each of the ten sectors had double digit returns and seven posted returns greater than 20%. Telecommunications services led the rally with close to a 50% return as the sector began to recover from its multi-year post-bubble losses. The materials and utilities sectors also rallied strongly during the period with returns above 30%.

The Fund underperformed its benchmark with a return of 22.64% for the fiscal year ended May 31, 2007. The Fund's benchmark, the S&P 500 Index, returned 22.79%.The Fund was roughly in-line with the broad large cap market for the fiscal year ended May 31, 2007. The strategy had positive contributions from Aronson + Johnson + Ortiz, L.P., Analytic Investors, Inc., and Quantitative Management Associates, LLC. Their emphasis on value related factors in their model helped to drive performance, and they also benefited from the added flexibility of shorting stocks and re-investing the proceeds into additional long securities. Analytic Investors, Inc. generated particularly strong performance as it got an extra boost from its dynamic process of emphasizing stock characteristics in its model that have been in favor recently. Smith Breeden Associates, Inc. roughly matched the market return as the alpha generated in the first half of the fiscal year dissipated by the end of the fiscal year. INTECH lagged as individual

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007             3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Large Cap Diversified Alpha Fund (concluded)

stock volatility remained low and correlations amongst stocks were somewhat higher than history. Finally, Delaware Management Company significantly underperformed as the market shunned stocks with high expected growth rates and a handful of negative stock events dragged down performance.

Large Cap Diversified Alpha Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                                                     Annualized
                                                  One Year            Inception
                                                    Return              to Date
--------------------------------------------------------------------------------
Large Cap Diversified Alpha Fund,
Class A                                             22.64%               17.27%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Diversified Alpha Fund, Class A, versus the S&P 500 Composite Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                      Large Cap
                Diversified Alpha Fund,              S&P 500
                       Class A                   Composite Index
2/28/06               $100,000                      $100,000
5/31/06                 99,508                        99,652
5/31/07                122,037                       122,362

1 For the period ended May 31, 2007. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




--------------------------------------------------------------------------------
4             SEI Institutional Investments Trust / Annual Report / May 31, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Large Cap Disciplined Equity Fund

Objective

The Large Cap Disciplined Equity Fund (the "Fund") seeks to provide long-term growth of capital by investing in the equity securities of large companies and in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large cap market.

Strategy

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund also employs overlay strategies for return enhancement and alpha source diversification. The Fund uses a multi-manager approach, with five sub-advisers offering different investment philosophies to manage portions of the Fund's portfolio. All of the sub-advisers employ rigorous risk-control processes in order to manage relative risk against the benchmark.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, returned close to 23% for the fiscal year ended May 31, 2007. The twelve-month period witnessed a steady advance in U.S. large caps as every month but February had positive returns. The fiscal year began on a strong note as investors became confident that the two-year old Federal Reserve interest rate hike campaign would be ending. The rally continued unabated throughout the remainder of 2006 and into 2007 as investors became more comfortable with a "Goldilocks scenario": strong enough growth to stave off a recession, but not so strong as to spark inflation. Market volatility remained at historical lows as continued strong corporate earnings, a torrid pace of mergers & acquisition activity and low unemployment provided support for stocks. The rally continued for the first five months of 2007 despite fallout in the sub-prime market and a sharp one-day market sell-off at the end of February. Throughout the fiscal year, the volatile price of oil continued to have a meaningful impact on markets. Falling prices in the second half of 2006 helped to perpetuate the rally though this impact waned as oil prices rebounded starting in late January.

Value stocks outperformed growth by over 5% for the fiscal year ended May 31, 2007, though most of this differential was realized in the first two months of the fiscal year. The fastest growing and most expensive stock quintiles in the Russell 1000 Index were the notable laggards. The long running underperformance of large caps relative to small caps waned during the fiscal year as the Russell 1000 Index outperformed the Russell 2000 Index by 4%. Reflecting the breadth of the large cap market rally over the period, each of the ten sectors had double digit returns and seven posted returns greater than 20%.Telecommunications services led the rally with close to a 50% return as the sector began to recover from its multi-year post-bubble losses. The materials and utilities sectors also rallied strongly during the period with returns above 30%.

The Fund outperformed the large cap market for the fiscal year ended May 31, 2007. The Fund outperformed its benchmark with a return of 23.15% for the fiscal year ended May 31, 2007. The Fund's benchmark, the S&P 500 Index, returned 22.79%. Analytic Investors, Inc. (`Analytic') strongly outperformed for the period, while Enhanced Investment Technologies, LLC (Intech) lagged. Quantitative Management Associates, LLC (`QMA') modestly outperformed, while Smith Breeden Associates, Inc. (`Smith Breeden') and AlphaSimplex Group, LLC (`AlphaSimplex') modestly lagged the large cap market. Analytic and QMA performed particularly well due to their emphasis on stocks with attractive valuations and positive earnings sentiment. Intech's volatility capture process struggled during the fiscal year as individual stock volatility remained low, and stocks with higher volatility generally underperformed those with lower volatility. Smith Breeden, which transports its active returns from fixed income onto equities lagged for the period due to spread widening in asset- and mortgage-backed securities. AlphaSimplex's mandate lagged for the period due primarily to equity stock-picking model. There were no sub-adviser changes during the fiscal year; however, AlphaSimplex's mandate was changed from an equity stock picking allocation combined with a global tactical asset allocation overlay (`GTAA') strategy to solely a GTAA overlay strategy.


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007             5

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Large Cap Disciplined Equity Fund (concluded)

Large Cap Disciplined Equity Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                                   Annualized        Annualized
                                  One Year         Three Year         Inception
                                    Return             Return           to Date
--------------------------------------------------------------------------------
Large Cap Disciplined
Equity Fund, Class A                23.15%             14.08%            14.82%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Composite Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                    Large Cap
              Disciplined Equity Fund,               S&P 500
                     Class A                     Composite Index
8/28/03             $100,000                        $100,000
5/31/04              113,235                         114,353
5/31/05              124,853                         123,776
5/31/06              136,502                         134,470
5/31/07              168,102                         165,116

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




--------------------------------------------------------------------------------
6             SEI Institutional Investments Trust / Annual Report / May 31, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Large Cap Index Fund

Objective

The Large Cap Index Fund (the "Fund") seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index (the "Index").

Strategy

The Fund attempts to match the performance of the widely followed Index by replicating its composition in full. Deviation of performance between the Fund and the Index, measured by tracking error, is typically attributable to trading costs and cash reserves held for liquidity needs. The presence of cash in the Fund may result in underperformance relative to the Index in rising markets, and out-performance in declining markets. To mitigate these effects, the Fund may use stock index futures to hedge its cash position. Futures contracts enable the Fund to maintain exposure to the market with reduced trading expenses, since the cost of the futures contracts is relatively nominal. The value of the stock index futures held by the Fund may not exceed 20% of the Fund's assets.

Analysis

The Fund performed in line with the Russell 1000 Index with a return of 22.87% for the fiscal year ended May 31, 2007. The Fund's benchmark, the Russell 1000 Index, returned 22.93%. The twelve-month period witnessed a steady advance in U.S. large caps as every month but February had positive returns. The fiscal year began on a strong note as investors became confident that the two year old Federal Reserve interest rate hike campaign would be ending. The rally continued unabated throughout the remainder of 2006 and into 2007 as investors became more comfortable with a "Goldilocks scenario": strong enough growth to stave off a recession, but not so strong as to spark inflation. Market volatility remained at historical lows as continued strong corporate earnings, a torrid pace of mergers & acquisition activity and low unemployment provided support for stocks. The rally continued for the first five months of 2007 despite fallout in the sub-prime market and a sharp one-day market sell-off at the end of February. Throughout the fiscal year, the volatile price of oil continued to have a meaningful impact on markets. Falling prices in the second half of 2006 helped to perpetuate the rally though this impact waned as oil prices rebounded starting in late January.

Value stocks outperformed growth by over 5% for the fiscal year ended May 31, 2007, though most of this differential was realized in the first two months of the fiscal year. The fastest growing and most expensive stock quintiles in the Russell 1000 Index were the notable laggards. The long running underperformance of large caps relative to small caps waned during the fiscal year as the Russell 1000 Index outperformed the Russell 2000 Index by 4%. Reflecting the breadth of the large cap market rally over the period, each of the ten sectors had double digit returns and seven posted returns greater than 20%.Telecommunications services led the rally with close to a 50% return as the sector began to recover from its multi-year post-bubble losses. The materials and utilities sectors also rallied strongly during the period with returns above 30%.

Large Cap Index Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                           Annualized   Annualized   Annualized
                                One Year       3 Year       5 Year    Inception
                                  Return       Return       Return      to Date
--------------------------------------------------------------------------------
Large Cap Index Fund,
Class A                           22.87%       13.66%        9.95%        8.18%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000 Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                   Large Cap
                   Index Fund,              Russell 1000
                    Class A                    Index
4/1/02             $100,000                  $100,000
5/31/02              93,404                    93,440
5/31/03              86,128                    86,236
5/31/04             102,243                   102,543
5/31/05             111,741                   112,203
5/31/06             122,177                   122,728
5/31/07             150,119                   150,869

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007             7

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Small Cap Fund

Objective

The Small Cap Fund (the "Fund") seeks to provide long-term capital appreciation by investing in equity securities of smaller companies.

Strategy

With respect to this Fund, SEI Investments ('SEI') employs a multi-manager structure to gain exposure to small cap stocks, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by fifteen investment managers. Assets of the Fund are strategically allocated among its sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Changes to Portfolio

PanAgora Asset Management, Inc. ('Panagora') was added to the Fund in November 2006 for a Russell 2000 mandate. The manager, new to SEI's small cap mandates in 2006, brings a diversifying source of excess returns to the Fund. Panagora provides broad coverage over the investment universe by applying disciplined processes in which each stock is given a unique weighting to factors such as growth, value, and beta. The stocks are then evaluated based on their unique factor weightings and the performance of those and other factors in the marketplace. The manager also uses strict portfolio construction technology to avoid unnecessary risk.

Robeco Investment Management, Inc. was also brought into the Fund in November 2006, for a Russell 2000 Value mandate, and is new to SEI's small cap equity mandates. The product seeks to exploit market anomalies through both traditional value investments and special situations, investing when a near-term, positive catalyst exists at company and sector levels. Portfolio companies should exhibit excellent cash flow characteristics, strong management teams and identifiable positive catalysts as well as high return on invested capital, dominant market shares, and compelling valuations. Risk control is managed through stock selection, portfolio construction and a disciplined investment process with rigorous buy criteria.

Analysis

The small cap market, as measured by the Russell 2000 Index, generated 18.92% for the fiscal year ended May 31, 2007. The period had a slow start with regard to total return, as value stocks outpaced growth stocks, but picked up substantially in the fourth quarter of 2006 when growth stocks pulled ahead. Before the inflection point, volatile stocks and uncertainty regarding tension in the Middle East made investors more risk-averse, bidding up securities in the utilities and consumer staples sectors, as the value index bested the growth index. Beginning in the fourth quarter of 2006, strong mergers & acquisition activity helped advance market returns. Information technology stocks, especially within the software and services area, saw businesses' anticipated return to spending. Materials stocks bested the broad market on sustained high prices of raw materials as well as demand from emerging economies such as China, and supply issues boosted energy returns. Pharmaceuticals and biotech stocks underperformed the broader market for the period, as there has been increased difficulty in passing drugs through the FDA due to its more conservative approach. Though the housing market and REITs have had a tough time so far in 2007, bank securities were hardest hit when sub-prime lenders were affected by the news of deteriorating credit quality, which created a scare throughout the industry.

The Fund performed well for the fiscal year ended May 31, 2007, with a return of 20.32%. The Fund's benchmark, the Russell 2000 Index, returned 18.92%. Stock selection contributed heavily to the return. The growth team at Lee Munder Investments, Ltd. added nicely to the Fund's return from information technology, while value manager David J. Greene and Company, LLC posted superior numbers in the capital goods area. Telecommunications stocks provided an advantage to the Fund; Wellington Management Company, LLP was a driver behind that return. Key stocks in the consumer durables and apparel, including those of shoe and handbag manufacturers, also boosted the Fund's performance. An underweight to the bank industry, especially seen in the portfolio of Artisan Partners Limited Partnership, but present in most value managers' portfolios, gave the Fund a significant edge. Growth, in the form of high forward-price-to-earnings stocks, hurt core manager Martingale Asset Management, L.P., while Los Angeles Capital Management and Equity Research, Inc. was helped by its tendency to hold stocks on the larger end of the capitalization spectrum. Despite positive stock selection, an overweight to apartments caused underperformance for the dedicated REIT manager, Security Capital Research and Management Incorporated.

The Fund is positioned to capture the opportunities in the small cap area of the market under a variety of market conditions. To this end, the Fund targets a style-neutral position relative to the Russell 2000 Index, in order to control unnecessary risks and put the focus on stock selection by the specialist sub-advisers. However, the Fund does have a positive allocation to information technology on the expectation that businesses will spend on technology to improve productivity, and is underweight banks which managers believe to be overvalued.

--------------------------------------------------------------------------------
8             SEI Institutional Investments Trust / Annual Report / May 31, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007



Small Cap Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                              Annualized   Annualized   Annualized   Annualized
                   One Year       3 Year       5 Year      10 Year    Inception
                     Return       Return       Return       Return      to Date
--------------------------------------------------------------------------------
Small Cap Fund,
Class A              20.32%       16.26%       14.04%       11.35%       11.19%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000 Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

              Small Cap Fund,       Russell 2000
                 Class A                Index
5/31/97         $100,000              $100,000
5/31/98          126,680               121,240
5/31/99          119,320               117,979
5/31/00          144,449               129,670
5/31/01          156,568               137,049
5/31/02          151,887               136,363
5/31/03          141,513               125,209
5/31/04          186,457               163,135
5/31/05          204,749               179,154
5/31/06          243,507               211,832
5/31/07          292,988               251,911

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007             9

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Small/Mid Cap Equity Fund

Objective

The Small-Mid Cap Equity Fund (the "Fund") seeks to provide long-term capital appreciation by investing in equity securities of smaller-to-mid cap companies.

Strategy

SEI Investments ('SEI') employs a multi-manager structure in the Fund, focusing on smaller-to-mid cap securities. The Fund adds value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by eleven investment managers. Assets of the Fund are strategically allocated among its various sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Changes to Portfolio

PanAgora Asset Management ('Panagora') was added to the Fund in October 2006 for a Russell 2500 Index mandate. The manager, new to SEI's small cap mandates in 2006, brings a diversifying source of excess returns to the Fund. Panagora provides broad coverage over the investment universe by applying disciplined processes in which each stock is given a unique weighting to factors such as growth, value, and beta. The stocks are then evaluated based on their unique factor weightings and the performance of those and other factors in the marketplace. The manager also uses strict portfolio construction technology to avoid unnecessary risk.

Lee Munder Investments, Ltd. ('Lee Munder') was brought into the Fund two months later, in January 2007, for a Russell 2500 Index mandate. The manager has been in various SEI funds since 2003, and a different team in the same firm, focusing on growth investments, has been in SEI funds since 2002. The Lee Munder value product uses a classic value approach of identifying quality businesses at attractive valuations relative to the companies' peers, sectors, and market as a whole. The manager lessens risk through its constraints regarding sector and position size.

Analysis

The small-mid cap market, as measured by the Russell 2500 Index, generated 20.96% for the fiscal year ended May 31, 2007. The period had a slow start with regard to total return, as value stocks outpaced growth stocks, but picked up substantially in the fourth quarter of 2006 when growth stocks pulled ahead. Before the inflection point, volatile stocks and uncertainty regarding tension in the Middle East made investors more risk-averse, bidding up securities in the utilities and consumer staples sectors, as the value index bested the growth index. Beginning in the fourth quarter, strong mergers & acquisition activity helped advance market returns. Information technology stocks, especially within the software and services area, are starting to benefit from businesses' anticipated return to spending. Materials stocks bested the broad market on sustained high prices of raw materials as well as demand from emerging economies such as China, and supply issues boosted energy returns. Pharmaceuticals and biotech stocks underperformed the broader market for the period, as there has been increased difficulty in passing drugs through the FDA due to its more conservative approach. The housing market and REITs have had a tough time so far in 2007; bank securities were also hit hard when subprime lenders were affected by the news of deteriorating credit quality, which created a scare throughout the industry.

The Fund has performed well for the fiscal year ended May 31, 2007, yielded 21.60%. The Fund's benchmark, the Russell 2500 Index, also had a strong year, returned 20.96%. Stock selection was the main contributor to the return. Individual holdings in the information technology sector boosted the Fund's returns, especially due to the work of Lee Munder Investments' growth team. Key stocks in the consumer durables and apparel, including those of shoe and handbag manufacturers, also boosted the Fund's performance. An underweight to the bank industry, especially seen in the portfolio of Artisan Partners Limited Partnership, but present in most value managers' portfolios, gave the Fund an edge - though it was lost due to individual holdings in the area. Stock selection in consumer staples, and an overweight to that area, helped the Fund via value managers BlackRock Capital Management, Inc. and LSV Asset Management. Despite Wellington Capital Management Company's efforts in materials, the Fund as a whole was hurt from an underweight to that sector, which outperformed the greater market over the period. Stock selection in biotech and pharmaceuticals detracted as well, in part from holdings in Delaware Management Company's portfolio. Core manager Los Angeles Capital Management and Equity Research, Inc. had strong returns for the year, while growth, in the form of high forward-price-to-earnings stocks, hurt core manager Martingale Asset Management, L.P. The dedicated REIT (Real Estate Investment Trust) manager, Security Capital Research and Management Incorporated, posted positive stock selection for its portfolio, but an overweight to apartments caused underperformance.

The Fund is positioned to capture the opportunities in the small/mid cap area of the market under a variety of market conditions. To this end, the Fund generally targets a style-neutral position relative to the Russell 2500 Index, in order to control unnecessary risks and put the

--------------------------------------------------------------------------------
10            SEI Institutional Investments Trust / Annual Report / May 31, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007



focus on stock selection by the specialist sub-advisers. However, the Fund does have positive allocation to information technology in expectation of businesses spending on technology to improve productivity.

Small/Mid Cap Equity Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                                    Annualized       Annualized
                                     One Year           3 Year        Inception
                                       Return           Return          to Date
--------------------------------------------------------------------------------
Small/Mid Cap
Equity Fund, Class A                   21.60%           17.45%           17.28%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500 Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                Small/Mid Cap
                 Equity Fund,                Russell 2500
                   Class A                      Index
12/15/03          $100,000                    $100,000
5/31/04            107,145                     105,145
5/31/05            121,481                     118,625
5/31/06            142,752                     138,922
5/31/07            173,587                     168,040

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            11

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

International Equity Fund

Objective

The International Equity Fund (the "Fund") seeks to provide capital appreciation.

Changes to Portfolio

In November 2006, Morgan Stanley Investment Management Limited was replaced by a quantitative manager AXA Rosenberg Investment Management, Inc. ('AXA'). AXA brings a diversifying source of excess return with a well constructed systematic approach that removes human emotion through robust fundamental analysis and risk management. Record Currency Management Limited ('Record') was also introduced into the strategy in August of 2006. Record was hired as an overlay currency strategy to hedge implicit currency bets and provide excess returns to make the fund more efficient.

Analysis

For the fiscal year ended May 31, 2007, the global equity markets continued to rally, with the benchmark, Morgan Stanley MSCI EAFE Index, rising nearly 27%. Markets ended strong in 2006 and continued to perform well for the first month and a half of 2007. However, in late February, a sell-off in the Shanghai "A" shares market rippled across the globe, along with the sub-prime market concerns and fear surrounding reversal of the Japanese carry trade. The markets rebounded well in subsequent months. The fiscal year ended May 31, 2007 produced strong numbers on the back of continued mergers & acquisition activity, especially in Europe, robust global growth in-spite of higher commodity prices, and improved corporate profitability in the global markets. U.S. investors benefited from the weakening U.S. dollar in the international markets.

Europe was the strongest performing region due to strong mergers & acquisition activity, especially in the utilities sector. Among the benchmark, the Morgan Stanley MSCI EAFE Index, countries, Portugal, Denmark, Sweden, Spain and Germany posted strong returns for the year. Singapore was the strongest performing country in the benchmark during this period. Japan lagged the benchmark although it was still net positive for the year. Utilities, industrials and materials were the strongest performing sectors, while energy, information technology and the defensive sector, health care, underperformed the benchmark.

In spite of the lack of dispersion in the markets, the Fund performed close to expectations delivering a solid return over the benchmark. The Fund outperformed its benchmark with a return of 28.00% for the fiscal year ended May 31, 2007. The Fund's benchmark, the Morgan Stanley MSCI EAFE Index, returned 26.84%. Strong stock selection in industrials, consumer discretionary, and an overweight and good stock picking in materials were strong contributors to the Fund's performance. Strong stock picking in countries such as Italy, France, United Kingdom, Japan and Spain and an exposure to emerging market nations also contributed to out-performance.

International Equity Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                 Annualized  Annualized  Annualized  Annualized
                       One Year      3 Year      5 Year     10 Year   Inception
                         Return      Return      Return      Return     to Date
--------------------------------------------------------------------------------
International Equity
Fund, Class A            28.00%      23.93%      16.50%       8.65%       8.58%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A, versus the Morgan Stanley MSCI EAFE Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                International             Morgan Stanley
                 Equity Fund,                MSCI EAFE
                   Class A                     Index
5/31/97           $100,000                   $100,000
5/31/98            110,400                    111,110
5/31/99            118,051                    115,954
5/31/00            144,990                    135,829
5/31/01            118,587                    112,426
5/31/02            106,812                    101,633
5/31/03             91,399                     89,132
5/31/04            120,399                    118,242
5/31/05            136,930                    135,529
5/31/06            179,064                    173,803
5/31/07            229,202                    220,452

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
12            SEI Institutional Investments Trust / Annual Report / May 31, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

World Equity Ex-US Fund

Objective

The World Equity Ex-US Fund (the "Fund") seeks to provide capital appreciation.

Changes to Portfolio

In November 2006, Morgan Stanley Investment Management Limited was replaced by a quantitative manager, AXA Rosenberg Investment Management, Inc. ('AXA'). AXA brings a diversifying source of excess return with a well constructed systematic approach that removes human emotion through robust fundamental analysis and risk management. Record Currency Management Limited ('Record') was also introduced into the strategy in August of 2006. Record was hired as an overlay currency strategy to hedge implicit currency bets and provide excess returns on to make the fund more efficient.

Analysis

For the year ended May 31, 2007, the global equity markets continued to rally, with the benchmark, Morgan Stanley MSCI World Ex-US Index, rising nearly 29%. Markets ended strong in 2006 and continued to perform well for the first month and a half of 2007. However, in late February, a sell-off in the Shanghai "A" shares market rippled across the globe, along with the sub-prime market concerns and fear surrounding reversal of the Japanese carry trade. The markets rebounded well in subsequent months. The fiscal year ended May 31, 2007 produced strong numbers on the back of continued mergers & acquisition activity, especially in Europe, robust global growth in-spite of higher commodity prices, and improved corporate profitability in the global markets. U.S. investors benefited from the weakening U.S. dollar in the international markets.

Europe was the strongest performing region due to strong mergers & acquisition activity, especially in the utilities sector. Among the developed countries, Portugal, Denmark, Sweden, Spain and Germany posted strong returns for the year. Singapore was the strongest performing developed country in the benchmark during this period. In emerging markets, Philippines, Mexico, China, Brazil, Malaysia, India and Indonesia had a strong year. Japan, Taiwan and Russia lagged the benchmark although they were still net positive for the year. Utilities, telecommunication services and materials were the strongest performing sectors, while energy, information technology and the defensive sector, health care, underperformed the benchmark.

The Fund posted strong returns for the fiscal year ended May 31, 2007. The Fund outperformed its benchmark with a return of 30.29% for the fiscal year ended May 31, 2007. The Fund's benchmark, the Morgan Stanley MSCI Ex-US Index, returned 28.92%.Strong stock selection in developed countries such as Italy, Japan, France, Hong Kong and Spain were strong contributors to performance. The Fund also performed well in emerging market nations especially in China where an overweight coupled with strong stock selection helped. An overweight to Mexico and strong stock selection in Russia also added value. Strong stock selection industrials, energy, financials and telecommunication services benefited the Fund.

World Equity Ex-US Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                                                     Annualized
                                                          One Year    Inception
                                                            Return      to Date
--------------------------------------------------------------------------------
World Equity Ex-US Fund,
Class A                                                     30.29%       27.86%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the Morgan Stanley MSCI World Ex-US Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

               World Equity          Morgan Stanley MSCI
               Ex-US Fund,               World Ex-US
                 Class A                    Index
3/28/05         $100,000                  $100,000
5/31/05           98,000                    98,055
5/31/06          130,850                   126,618
5/31/07          170,485                   160,552


1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            13

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Core Fixed Income Fund

Objective

The Core Fixed Income Fund (the "Fund") seeks to provide current income consistent with the preservation of capital.

Strategy

The Fund's investment strategy focuses on sector rotation, both among and within sectors, and issue selection. Risk is principally controlled by explicitly limiting fund interest rate exposure relative to the Lehman Aggregate Bond Index. The Fund's sub-advisers focus on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation, and issue selection. While the duration and term structure decision underlie the implementation process, the sub-advisers primarily concentrate on sector and issue selection to add value. In addition, the sub-advisers may use derivatives for tactical hedging purposes and to implement portfolio strategies more efficiently.

Analysis

The Fund outperformed its benchmark with a return of 6.95% for the fiscal year ended May 31, 2007. The Fund's benchmark, the Lehman Aggregate Bond Index, returned 6.66%. The Federal Reserve ('Fed') raised the Federal Funds rate at their June 2006 meeting by 0.25%. Since then they kept rates unchanged as core inflation moderated and the economy continued to chug along at a 2-3% growth rate. Over the last 12 months, two and ten-year Treasury yields traded in a somewhat narrow range declining only 0.13% and 0.23% respectively. Yields fell for the majority of the period as investors expected the Fed to ease monetary policy; however, as that expectation diminished, yields began to creep back up. These shifts in interest rates caused little change in the slope of the yield curve (or the difference between 10 year Treasury yields and two year Treasury yields) flattening it by 0.10%.

The behavior of the spread sectors was better than U.S. Treasuries and all spread sectors outperformed equivalently matched Treasuries. Corporate bonds thrived on strong fundamentals, including robust earnings and only modestly higher default rates even as valuations appeared stretched and levered buyout activity continued. The Asset-Backed Security ('ABS') sector repeated another year of good performance generating 0.39% in excess return. Throughout most of 2006, spreads for ABS continued to move tighter despite significant new issuance due to unprecedented demand from non traditional investors, including hedge funds and collateralized debt obligations. This reversed in early 2007 with the turmoil in the subprime housing market due to increased delinquencies and foreclosures. Fortunately this contagion did not significantly affect the higher quality securities that comprise the investment grade structured markets. Mortgage-Backed Securities (MBS) performed well as they were the best performing sector behind corporate bonds. With the exception of late first quarter 2007, volatility remained low for the majority of the period providing a stable environment for mortgage performance.

Various strategies in the Fund allowed it to exceed the market return. The Fund's interest rate positioning detracted slightly from performance for the period while sector allocations proved beneficial. The overall underweight to the corporate sector hurt the Fund but the avoidance of many leveraged buyout candidates and an allocation to higher beta corporate bonds at the long end of the curve more than offset the sector call. The material overweights to the structured sectors, MBS, Commercial Mortgage-Backed Securities ('CMBS') and ABS also added excess return. Security selection, especially in corporate and mortgage-backed securities, was the main driver of enhanced returns.

Core Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                              Annualized   Annualized   Annualized   Annualized
                   One Year       3 Year       5 Year      10 Year    Inception
                     Return       Return       Return       Return      to Date
--------------------------------------------------------------------------------
Core Fixed Income
Fund, Class A         6.95%        4.49%        5.09%        6.31%        6.51%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Lehman Aggregate Bond Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

             Core Fixed Income          Lehman Aggregate
                  Fund,                      Bond
                 Class A                     Index
5/31/97         $100,000                   $100,000
5/31/98          111,600                    110,910
5/31/99          116,231                    115,735
5/31/00          118,637                    118,177
5/31/01          135,152                    133,681
5/31/02          143,842                    144,510
5/31/03          159,808                    161,244
5/31/04          161,614                    160,534
5/31/05          172,556                    171,483
5/31/06          172,400                    170,660
5/31/07          184,382                    182,026

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

--------------------------------------------------------------------------------
14            SEI Institutional Investments Trust / Annual Report / May 31, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

High Yield Bond Fund

Objective

The High Yield Bond Fund (the "Fund") seeks to maximize total return.

Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC). To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the sub-advisers and, to the extent applicable, SIMC select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security. The Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB).

Analysis

The Fund underperformed its benchmark with a return of 11.81% for the fiscal year ended May 31, 2007. The Fund's benchmark, Merrill Lynch U.S. High Yield Master II Constrained Index, returned 12.72%, as a healthy credit environment, favorable technicals, and low default rates continued to support the market. The automotive sector was a top performer and General Motors and Ford posted strong returns. General Motors is further along in its restructuring plan compared to Ford as both companies are garnering some optimism from the broader market. The cable sector was also a top performer as Charter Communications registered the best return within this segment. The company has gathered more subscribers with their triple-play offering of cable, phone, and internet services. The firm was also able to refinance existing debt at lower interest rates which was a positive event. The beverage sector was the only segment that posted a negative return for the period. The sector was dragged down by water and juice producer Le-Natures, whose bonds plummeted more than 85% after it was discovered that the company was involved in fraudulent activities. Moody's U.S. issuer-based default rate continued to trend toward historical lows. The trailing twelve month reading of 1.52% is slightly above the lowest rate during the current economic cycle. The market is anticipating default rates to increase slowly over the next twelve months but to remain below the historical average.

The Fund's underweight to Charter Communications was a negative for the period as their bonds were up sharply due to upward revaluations across the cable sector, improved corporate fundamentals, and debt refinancing. The Fund's overweight to Le-Natures was a negative as corporate fraud hammered bond prices. While the Fund's allocation to the distressed area of the high yield market has historically added value, exposure to Owens Corning and Armstrong World Industries were negatives for the period offsetting gains from Adelphia Communications. The Fund's overweights to consumer products and fixed line telecom were positives for the period. In consumer products, Jostens was a solid performer as the company reported strong financial results during the year. Level 3 Communications, a constituent of the fixed line telecom sector, was a key performer due to good financials and debt refinancing. The Fund's exposure to structured credit, such as collateralized debt obligations, was a positive as well.

High Yield Bond Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                                                     Annualized
                                                  One Year            Inception
                                                    Return              to Date
--------------------------------------------------------------------------------
High Yield Bond Fund,
Class A                                             11.81%               11.29%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A versus the Merrill Lynch U.S. High Yield Master II Constrained Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

               High Yield        Merrill Lynch U.S. High Yield
               Bond Fund,           Master II Constrained
                Class A                     Index
12/5/05        $100,000                   $100,000
5/31/06         104,861                    104,060
5/31/07         117,245                    117,297

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 12/05/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            15

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Long Duration Fund

Objective

The Long Duration Fund (the "Fund") seeks to duplicate the return characteristics similar to those of high-quality corporate bonds, with a duration range of 10-13 years.

Strategy

The Fund's investment strategy is designed to aid investors, especially corporate pension plans, with asset/liability management in order to reduce funding status volatility caused by changes in interest rates. The Fund seeks to duplicate the risk and return characteristics of a long fixed income securities portfolio (approximate duration of 10 to 13 years) by using cash bonds and derivative securities, including interest rate swap agreements and Treasury futures contracts, for the purpose of managing the overall duration of the Fund. Additionally, the Fund will invest in other fixed income securities, including U.S. Agency, corporate and structured securities, to produce incremental return. Due to the long duration or interest rate sensitivity of the Fund, the Fund may experience large positive and negative absolute returns depending on the change in interest rates.

Analysis

The Fund's return of 7.67% outperformed the Lehman 15 Year Bellweather Swap Index's return of 7.60% and underperformed the Lehman Long U.S. Treasury Index's return of 7.69% for the fiscal year ended May 31, 2007. Falling interest rates was a positive environment for long duration assets during the fiscal year. The Federal Reserve ('Fed') raised the Federal Funds rate at their June 2006 meeting by 0.25%. Since then they kept rates unchanged as core inflation moderated and the economy continued to chug along at a 2-3% growth rate. Over the last 12 months, two and ten-year Treasury yields traded in a somewhat narrow range declining only 0.13% and 0.23% respectively. Yields fell for the majority of the period as investors expected the Fed to ease monetary policy; however, as that expectation diminished, yields began to creep back up. These shifts in interest rates caused little change in the slope of the yield curve (or the difference between 30-year Treasury yields and two-year Treasury yields) causing it to flatten 0.10%.

The behavior of the spread sectors was better than U.S. Treasuries and all spread sectors outperformed equivalently matched Treasuries. Corporate bonds thrived on strong fundamentals, including robust earnings and only modestly higher default rates even as valuations appeared stretched and leveraged buyout activity continued. The Asset-Backed Security (ABS) sector repeated another year of good performance generating 0.39% in excess return. Throughout most of 2006, spreads for ABS continued to move tighter despite significant new issuance due to unprecedented demand from non traditional investors, including hedge funds and collateralized debt obligations. This reversed in early 2007 with the turmoil in the subprime housing market due to increased delinquencies and foreclosures. Fortunately this contagion did not significantly affect the higher quality securities that comprise the investment grade structured markets. Mortgage-Backed Securities (MBS) performed well as they were the best performing sector behind corporate bonds. With the exception of late first quarter 2007, volatility remained low for the majority of the period providing a stable environment for mortgage performance.

As would be expected in a period of falling long term interest rates, the Fund's return registered a positive nominal return. It's important to remember that the strategy of the Fund is, in fact, to provide absolute returns that match the performance of pension plan liabilities; as such falling interest rates generate a positive return on the assets of the Fund, which essentially mimics the behavior that lower discount rates have on the pension plan's liabilities. The Fund's active management strategy succeeded in slightly outpacing the benchmark. The Fund's execution of duration and spread strategies added to performance. Likewise the Fund's superior security selection in the Asset-backed, Mortgage-backed, and corporate sectors, especially auto and insurance, also provided superior risk adjusted returns.



--------------------------------------------------------------------------------
16            SEI Institutional Investments Trust / Annual Report / May 31, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007



Long Duration Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                                   Annualized        Annualized
                                  One Year             3 Year         Inception
                                    Return             Return           to Date
--------------------------------------------------------------------------------
Long Duration Fund,
Class A                              7.67%              5.24%             4.45%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Lehman Long U.S. Treasury Index and Lehman 15 Year Bellweather Swap Index 2

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

            Long Duration              Lehman Long         Lehman 15 Year
                Fund,                 U.S. Treasury       Bellweather Swap
               Class A                    Index               Index 2
4/21/04       $100,000                  $100,000             $100,000
5/31/04         98,218                    99,012               98,446
5/31/05        113,206                   114,983              114,119
5/31/06        106,323                   108,510              106,381
5/31/07        114,478                   116,854              114,466

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

2 The Lehman 15 Year Bellweather Swap Index is the most appropriate measure of the Fund's performance.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            17

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Extended Duration Fund

Objective

The Extended Duration Fund (the "Fund") seeks to duplicate return characteristics similar to those of high-quality corporate bonds, with a duration range of 23-26 years.

Strategy

The Fund's investment strategy is designed to aid investors, especially corporate pension plans, with asset/liability management in order to reduce funding status volatility caused by changes in interest rates. The Fund seeks to duplicate the risk and return characteristics of a long fixed income securities portfolio (approximate duration of 23 to 26 years) by using cash bonds and derivative securities, including interest rate swap agreements and Treasury futures contracts, for the purpose of managing the overall duration of the Fund. Additionally, the Fund will invest in other fixed income securities, including U.S. Agency, corporate and structured securities, to produce incremental return. Due to the long duration or interest rate sensitivity of the Fund, the Fund may experience large positive and negative absolute returns depending on the change in interest rates.

Analysis

The Fund outperformed its benchmark with a return of 9.73% for the fiscal year ended May 31, 2007. The Fund's benchmark, a hybrid of the Lehman 20 Year Bellweather Swap and the Lehman 3 Month Bellweather Swap Indices, returned 9.72%. Falling interest rates was a positive environment for long duration assets during the fiscal year. The Federal Reserve ('Fed') raised the Federal Funds rate at their June 2006 meeting by 0.25%. Since then they kept rates unchanged as core inflation moderated and the economy continued to chug along at a 2-3% growth rate. Over the last 12 months, two and ten-year Treasury yields traded in a somewhat narrow range declining only 0.13% and 0.23% respectively. Yields fell for the majority of the period as investors expected the Fed to ease monetary policy; however, as that expectation diminished, yields began to creep back up. These shifts in interest rates caused little change in the slope of the yield curve (or the difference between 30-year Treasury yields and two-year Treasury yields) causing it to flatten 0.10%.

The behavior of the spread sectors was better than U.S. Treasuries and all spread sectors outperformed equivalently matched Treasuries. Corporate bonds thrived on strong fundamentals, including robust earnings and only modestly higher default rates even as valuations appeared stretched and leveraged buyout activity continued. The Asset-Backed Security (ABS) sector repeated another year of good performance generating 0.39% in excess return. Throughout most of 2006, spreads for ABS continued to move tighter despite significant new issuance due to unprecedented demand from non traditional investors, including hedge funds and collateralized debt obligations. This reversed in early 2007 with the turmoil in the subprime housing market due to increased delinquencies and foreclosures. Fortunately this contagion did not significantly affect the higher quality securities that comprise the investment grade structured markets. Mortgage-Backed Securities (MBS) performed well as they were the best performing sector behind corporate bonds. With the exception of late first quarter 2007, volatility remained low for the majority of the period providing a stable environment for mortgage performance.

As would be expected in a period of falling long term interest rates, the Fund's return registered a positive nominal return. It's important to remember that the strategy of the Fund is, in fact to provide absolute returns that match the performance of pension plan liabilities; as such falling interest rates generate a positive return on the assets of the Fund, which essentially mimics the behavior that lower discount rates have on the pension plan's liabilities. The Fund's active management strategy succeeded in slightly outpacing the benchmark. The Fund's execution of duration and spread strategies added to performance. Likewise the Fund's superior security selection in the Asset-backed, Mortgage-backed, and corporate sectors, especially auto and insurance, also provided superior risk adjusted returns.



--------------------------------------------------------------------------------
18            SEI Institutional Investments Trust / Annual Report / May 31, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Extended Duration Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                                 Annualized          Annualized
                               One Year              3 Year           Inception
                                 Return              Return             to Date
--------------------------------------------------------------------------------
Extended Duration Fund,
Class A                           9.73%               6.35%               4.78%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Extended Duration Fund, Class A, versus Lehman 20 Year U.S. Treasury Strip Index, the Hybrid ((2 X A)-B) of the following two indexes, the Lehman 20 Year Bellweather Swap Index (A), and the Lehman 3 Month Bellweather Swap Index (B)

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

         Extended Duration     Lehman 20 Year                          Lehman 20 Year     Lehman 3 Month
              Fund,           U.S. Treasury Strip                     Bellweather Swap   Bellweather Swap
             Class A               Index            Hybrid ((2xA)-B)     Index (A)          Index (B)
4/21/04      $100,000             $100,000             $100,000          $100,000           $100,000
5/31/04        96,117               99,061               96,963            98,535            100,120
5/31/05       130,469              133,664              132,946           117,001            102,162
5/31/06       105,366              117,798              106,530           107,372            106,341
5/31/07       115,619              129,872              116,884           115,768            112,094

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

2 The Hybrid (2 X Lehman 20 Year Bellwether Swap Index)-Lehman 3 Month
  Bellwether Swap Index is the most appropriate measure of the Fund's performance.

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            19

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007

Emerging Markets Debt Fund

Objective

The Emerging Markets Debt Fund (the "Fund") seeks to maximize total return.

Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S.-dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sub-advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as junk bonds).

Analysis

The Fund outperformed its benchmark with a return of 17.40% for the fiscal year ended May 31, 2007. The Fund's benchmark, J.P. Morgan EMBI Global Diversified Index, returned 13.98%. Broadly, the market continues to benefit from strong internal factors - improving economies and the passage of critical reforms - as well has strong external factors - high commodity prices. The continued improvement in Emerging Market Debt (EMD) credit fundamentals was again rewarded by the rating agencies throughout the period as Uruguay, Venezuela, Brazil, Russia and Argentina all saw their ratings upgraded. Uruguay's credit rating was raised by Standards & Poor (S&P) to B from B- after the country posted a third year of growth and its currency appreciated, which makes it easier for the country to pay off its debt. Ecuador saw its credit rating outlook raised as the country continues to benefit from high oil prices. S&P raised Venezuela's credit rating to BB- from B+. S&P cited the sharp increase in international reserves and a drop in external debt, reflecting the country's large current account surplus, buoyant economic growth and the potential buyback of external debt. Additionally, S&P revised its rating outlook on Colombian government debt to positive from stable, citing the country's improving external debt profile and credit position. This view applied to both long-term foreign and local currency sovereign credit ratings. Moody's upgraded Russia's credit rating from Baa3 to Baa2. The agency cited continued growth in international reserves and positive effects of recent debt buybacks as justification for the upgrade. Finally, Brazil had its credit rating raised one level by S&P to BB. The increase is the second since September 2004. With the large number of credit rating improvements for EMD countries over the past year, the JPM EMBIG index average credit rating is now BB+, its highest average rating on record. Further, there is now a strong probability that the index will hold an average credit rating of BBB-, or investment grade, over the next year. During the period, EMD spreads over U.S. Treasuries tightened 44 basis point to end at 166 basis points with the market yield ending the period at 6.60%.

Politics were at the forefront during the period, with investor attention focused on presidential elections in Mexico, Brazil and Ecuador. In Mexico, the July election was the closest in Mexican history with Felipe Calderon winning by a slim margin. After a few weeks of speculation of vote rigging, Mexico's Federal Electoral Court officially rejected any possibility of a widespread recount of the votes cast in an August decision. As a result, Felipe Calderon of the ruling PAN party was inaugurated as Mexico's next president when Vicente Fox stepped down in December. In Brazil, incumbent President Lula failed to win in the first round, winning 48.6% of the vote, to Geraldo Alckmin's 41.6%. However, in the second round, held on October 29, Lula received 61% to Alckmin's 39% and will serve a second term. After many months of divergent polling results, Rafael Correa won Ecuador's election, receiving 58% of votes tallied, compared with 42% for Alvaro Noboa, Ecuador's largest banana exporter. On the news of the victory by Correa, Ecuadorian bonds fell dramatically, ending down 18% during the period.

The Fund's overweight to Brazil was the largest contributor to performance. Brazil bonds gained 21.04% benefiting from the aforementioned credit ratings upgrades while shaking off political volatility. An underweight to Russia also added to performance. Despite the ratings upgrades, Russia bonds underperformed the market by 3% during the period. Finally, the funds overweight to Argentina added to performance as its bonds returned 26.4%. Argentina announced that it has paid back its entire $9.5 billion debt to the international monetary fund

--------------------------------------------------------------------------------
20            SEI Institutional Investments Trust / Annual Report / May 31, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007



(IMF), effectively cutting free from the Washington-based lender after years of bitter clashes. Argentina called it the start of a new phase and says it now has more freedom to carry out economic policies that have not always met with the IMF's approval.

The Fund's underweight to the Philippines detracted from performance as the country was one of the top performing countries in the index, returning 17.7%. The Fund has been underweight Philippines bonds all year due to the country's high debt/gross domestic product (GDP) ratio. Finally, the Fund's lack of exposure to Cote D'Ivoire (Ivory Coast) detracted as bonds gained 35.3% during the period. Cote D'Ivoire bonds rallied sharply on increased expectations for the government and rebels will begin to hold open talks which could simmer tensions between the two that have divided the country for three years.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                                                     Annualized
                                                 One Year             Inception
                                                   Return               to Date
--------------------------------------------------------------------------------
Emerging Markets Debt Fund,
Class A                                            17.40%                12.14%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class A, versus the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan EMBI Global Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

        Emerging Markets     J.P. Morgan EMBI Global
          Debt Fund,              Diversified           J.P. Morgan EMBI Global
           Class A                    Index                    Index
12/5/05   $100,000                  $100,000                 $100,000
5/31/06    101,102                   101,492                  101,141
5/31/07    118,576                   115,680                  115,119

1 For the period ended May 31, 2007. Past performance is not an indication of future performance. Class A shares were offered beginning 12/05/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            21

SCHEDULE OF INVESTMENTS

Large Cap Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

22.5%    Financials
13.6%    Information Technology
10.9%    Health Care
10.9%    Consumer Discretionary
 9.1%    Consumer Staples
 8.9%    Energy
 7.1%    Industrials
 5.6%    Short-Term Investments
 3.7%    Telecommunication Services
 3.3%    Utilities
 2.8%    Materials
 0.8%    Commercial Paper
 0.4%    U.S. Treasury Obligation
 0.2%    Certificate of Deposit
 0.1%    Master Note
 0.1%    Asset-Backed Securities
 0.0%    Warrants

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.7%

CONSUMER DISCRETIONARY -- 11.6%
  Abercrombie & Fitch, Cl A                               1,000   $          83
  Aeropostale*                                            4,300             199
  Amazon.com*                                             3,000             207
  American Eagle Outfitters                              26,950             728
  AnnTaylor Stores*                                       3,600             141
  Apollo Group, Cl A*                                     9,820             471
  Autoliv                                                15,700             937
  Autozone*                                               1,687             217
  Barnes & Noble                                          4,300             184
  Bed Bath & Beyond*                                      1,800              73
  Big Lots (B)*                                           7,500             236
  BorgWarner (B)                                          3,700             311
  Brinker International (B)                              24,416             780
  Cablevision Systems, Cl A                              12,226             442
  Carmax*                                                10,500             252
  CBS, Cl B                                              46,969           1,562
  Circuit City Stores                                       900              14
  Clear Channel Communications                            3,325             128
  Coach*                                                 22,173           1,139
  Comcast, Cl A (B)*                                     72,377           1,984
  DaimlerChrysler*                                        1,400             128
  Darden Restaurants                                        755              34
  Dick's Sporting Goods (B)*                              5,200             289
  Dillard's, Cl A                                         3,300             120
  DIRECTV Group*                                         49,800           1,163
  Discovery Holding, Cl A*                                4,400             103
  Dollar Tree Stores*                                    16,400             694
  Dow Jones                                                 200              11
  E.W. Scripps, Cl A                                      1,603              73
  Eastman Kodak (B)                                      12,600             320
  EchoStar Communications, Cl A (B)*                      3,643             168
  Expedia*                                                7,200             173
  Family Dollar Stores (B)                                5,900             199
  Federated Department Stores*                           25,276           1,009
  Foot Locker                                             1,300              29
  Ford Motor (B)                                         10,100              84

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Fortune Brands                                         23,268   $       1,880
  GameStop, Cl A*                                         3,000             111
  Gannett                                                10,297             606
  Gap                                                     7,500             139
  General Motors (B)                                     33,061             991
  Gentex                                                 21,200             376
  Genuine Parts                                           4,558             234
  Goodyear Tire & Rubber*                                15,600             553
  Gymboree*                                               7,200             322
  Hanesbrands*                                            2,300              60
  Harley-Davidson (B)                                     9,400             574
  Harman International Industries                           800              95
  Harrah's Entertainment                                    226              19
  Hasbro                                                 41,900           1,347
  Hilton Hotels (B)                                       4,930             175
  Home Depot                                             56,692           2,204
  IAC/InterActive (B)*                                   23,659             819
  Idearc*                                                 9,032             318
  International Game Technology                          91,922           3,694
  International Speedway, Cl A                              500              26
  Interpublic Group (B)*                                 20,200             237
  ITT Educational Services*                               3,300             374
  J.C. Penney                                            13,843           1,114
  Jarden*                                                 2,200              94
  John Wiley & Sons, Cl A                                 1,500              69
  Johnson Controls                                        4,372             480
  Jones Apparel Group                                    19,874             592
  KB Home                                                 6,200             284
  Kellwood                                                2,000              58
  Kohl's (B)*                                            17,494           1,318
  Lamar Advertising, Cl A                                21,004           1,376
  Las Vegas Sands*                                          600              47
  Leggett & Platt                                         1,400              34
  Liberty Global, Cl A*                                  11,274             433
  Liberty Media Holding-Capital, Ser A*                   5,106             576
  Liberty Media Holding-Interactive, Cl A*                7,800             189
  Limited Brands                                          5,400             142
  Liz Claiborne                                             600              21
  Lowe's (B)                                             57,960           1,902
  Magna International, Cl A*                              4,200             374
  Marriott International, Cl A                            2,488             115
  Mattel                                                 48,500           1,358
  McDonald's                                             69,545           3,515
  McGraw-Hill                                            64,277           4,519
  Meredith                                                  900              56
  MGM Mirage*                                            41,400           3,293
  Midas*                                                  6,700             151
  Newell Rubbermaid                                      13,239             420
  News, Cl A                                             35,439             783
  Nike, Cl B (B)                                         23,730           1,347
  Nordstrom                                               2,000             104
  Nutri/System (B)*                                         600              39
  NVR (B)*                                                  500             398

--------------------------------------------------------------------------------
22            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Office Depot*                                           8,284   $         302
  OfficeMax                                               3,700             166
  Omnicom Group                                           3,230             340
  PetSmart (B)                                            7,100             243
  Phillips-Van Heusen                                     1,000              61
  Polo Ralph Lauren                                       2,522             246
  Pulte Homes (B)                                         5,200             142
  R.H. Donnelley                                          1,200              94
  RadioShack                                              5,500             188
  Ross Stores                                             3,500             115
  Ryland Group                                              600              28
  Saks                                                   13,400             269
  Sears Holdings*                                           680             122
  Select Comfort (B)*                                     2,300              42
  Service International                                   6,800              95
  ServiceMaster                                           4,000              62
  Shaw Communications, Cl B*                              8,100             338
  Sherwin-Williams                                        8,025             543
  Snap-On                                                 3,817             206
  Staples                                               140,000           3,508
  Starbucks (B)*                                         19,982             576
  Starwood Hotels & Resorts Worldwide                     2,300             166
  Target (B)                                             32,804           2,048
  Tiffany                                                 1,100              58
  Tim Hortons                                             2,495              78
  Time Warner                                           187,663           4,010
  TJX                                                    10,000             280
  Toll Brothers*                                            900              26
  Tribune (B)                                            25,350             816
  Universal Technical Institute (B)*                      5,100             120
  Urban Outfitters (B)*                                   5,400             144
  VF                                                      9,659             906
  Viacom, Cl B*                                          45,148           2,028
  Walt Disney                                            43,042           1,525
  Weight Watchers International (B)                      50,000           2,611
  Wendy's International                                  11,638             467
  Whirlpool                                               4,729             528
  Williams-Sonoma (B)                                    21,710             736
  Wyndham Worldwide*                                      5,840             217
  Wynn Resorts (B)*                                       1,500             145
  XM Satellite Radio Holdings, Cl A*                      5,300              61
  Yum! Brands                                            13,550             918
                                                                  --------------
                                                                         80,614
                                                                  --------------
CONSUMER STAPLES -- 9.7%
  Alberto-Culver*                                         4,100             102
  Altria Group                                           41,384           2,942
  Anheuser-Busch                                         20,679           1,103
  Archer-Daniels-Midland                                 17,389             609
  Avon Products                                           5,900             227
  Bunge (B)                                               2,100             164
  Campbell Soup                                           8,645             343
  Church & Dwight                                         2,800             140

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Clorox                                                  1,619   $         109
  Coca-Cola                                              84,401           4,472
  Coca-Cola Enterprises                                  29,162             681
  Colgate-Palmolive                                      30,426           2,037
  ConAgra Foods                                          67,600           1,724
  Corn Products International                             4,200             172
  Costco Wholesale (B)                                   30,680           1,733
  CVS                                                    45,317           1,747
  Dean Foods                                              6,433             211
  Del Monte Foods                                           661               8
  Energizer Holdings (B)*                                 3,600             357
  Estee Lauder, Cl A                                      9,100             430
  General Mills                                          17,246           1,056
  Hansen Natural*                                         2,400              96
  Hershey                                                   242              13
  HJ Heinz                                               15,307             728
  Hormel Foods                                            2,339              88
  JM Smucker                                              3,800             219
  Kellogg                                                 7,982             431
  Kimberly-Clark                                         24,454           1,735
  Kraft Foods, Cl A                                      88,440           2,993
  Kroger                                                 55,922           1,696
  Loews - Carolina                                        3,859             300
  McCormick                                               7,381             275
  Molson Coors Brewing, Cl B                              7,500             687
  Pepsi Bottling Group                                    4,239             148
  PepsiAmericas                                          15,648             385
  PepsiCo                                                87,427           5,974
  Prestige Brands Holdings (B)*                           3,200              42
  Procter & Gamble                                      193,048          12,268
  Reynolds American (B)                                  33,960           2,209
  Safeway                                                49,476           1,706
  Sara Lee                                               12,700             227
  Supervalu                                              14,221             677
  Sysco                                                   7,424             246
  Tyson Foods, Cl A                                      15,800             352
  UST (B)                                                20,100           1,073
  Wal-Mart Stores                                       120,958           5,758
  Walgreen                                              111,906           5,050
  WM Wrigley Jr.                                         23,086           1,353
                                                                  --------------
                                                                         67,096
                                                                  --------------
ENERGY -- 9.5%
  Anadarko Petroleum                                      9,136             454
  Apache                                                    104               8
  Baker Hughes                                           61,471           5,070
  BP ADR*                                                 1,200              80
  Cabot Oil & Gas                                         4,300             168
  Cameron International*                                  3,729             264
  Chesapeake Energy (B)                                  18,800             655
  Chevron                                               108,998           8,882
  Cimarex Energy                                          8,400             353
  ConocoPhillips                                         68,571           5,309

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            23

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Devon Energy                                           30,090   $       2,310
  Dresser-Rand Group*                                    16,200             577
  EOG Resources                                             400              31
  Exxon Mobil                                           233,635          19,431
  FMC Technologies*                                       1,700             129
  Forest Oil (B)*                                           800              33
  Frontier Oil                                            1,900              77
  Frontline (B)*                                          8,700             399
  Grant Prideco*                                          1,200              68
  Halliburton                                            77,800           2,797
  Hess                                                    1,253              74
  Holly (B)                                               8,400             589
  Hornbeck Offshore Services (B)*                         3,700             148
  Marathon Oil                                           32,444           4,017
  National Oilwell Varco*                                   200              19
  Noble Energy                                            8,574             543
  Occidental Petroleum                                    5,110             281
  Oceaneering International*                              1,900              95
  Overseas Shipholding Group                              1,800             143
  Petro-Canada*                                          11,800             598
  Plains Exploration & Production*                        1,500              79
  Quicksilver Resources*                                  1,200              53
  Range Resources                                         1,500              58
  Schlumberger                                           63,406           4,937
  SEACOR Holdings*                                          600              56
  Southwestern Energy*                                    2,800             133
  Spectra Energy*                                           462              12
  Suncor Energy*                                         34,702           3,025
  Sunoco                                                 11,000             877
  Superior Energy Services*                               1,000              40
  Tesoro                                                  1,400              87
  Transocean*                                             2,700             265
  Valero Energy                                          18,000           1,343
  Weatherford International*                             26,010           1,413
  Williams                                                3,800             121
  XTO Energy                                              1,510              88
                                                                  --------------
                                                                         66,189
                                                                  --------------
FINANCIALS -- 21.6%
  A.G. Edwards                                              996              88
  ACE                                                     1,800             111
  Aflac                                                   4,740             251
  Alleghany (B)*                                            304             114
  Allied Capital (B)                                      4,167             132
  Allstate                                               46,460           2,857
  AMBAC Financial Group                                   3,200             287
  American Capital Strategies (B)                         8,046             390
  American Express                                       59,712           3,880
  American Financial Group                                5,350             191
  American International Group                          106,120           7,677
  AmeriCredit (B)*                                       12,900             342
  Ameriprise Financial                                    4,558             286
  Annaly Capital Management+                              9,500             147

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Anthracite Capital+                                       494   $           6
  AON (B)                                                10,361             445
  Apartment Investment &
    Management, Cl A+                                     2,443             134
  Archstone-Smith Trust+                                  1,701             105
  Arthur J. Gallagher                                     1,100              32
  Assurant                                               16,807             999
  Astoria Financial                                       7,733             206
  AvalonBay Communities+                                  2,114             276
  Axis Capital Holdings                                  13,900             550
  Bank of America                                       213,209          10,812
  Bank of New York                                        7,300             296
  BB&T                                                   41,934           1,766
  Bear Stearns                                           10,145           1,521
  BlackRock                                                 114              18
  Boston Properties+                                      1,294             150
  Brandywine Realty Trust+                                1,600              51
  BRE Properties, Cl A+                                   3,000             190
  Brookfield Asset Management, Cl A*                     10,900             690
  Camden Property Trust+                                    507              38
  Capital One Financial                                     444              35
  CapitalSource+ (B)                                      3,000              79
  CB Richard Ellis Group, Cl A*                           4,800             179
  Cbot Holdings, Cl A (B)*                                  700             138
  Charles Schwab                                         96,992           2,179
  Chicago Mercantile Exchange
    Holdings, Cl A                                        8,037           4,268
  Chubb                                                  24,660           1,353
  CIT Group                                              18,748           1,124
  Citigroup                                             224,063          12,209
  Colonial BancGroup                                      1,800              45
  Comerica                                               30,597           1,922
  Commerce Bancorp                                        1,484              51
  Commerce Bancshares                                     1,128              53
  Compass Bancshares                                      3,107             217
  Countrywide Financial (B)                              44,151           1,719
  Credicorp                                                 300              17
  Cullen/Frost Bankers                                    1,000              53
  Duke Realty+                                            4,500             181
  Eaton Vance                                            11,700             514
  Equity Residential+ (B)                                 4,843             245
  Erie Indemnity, Cl A                                      529              29
  Essex Property Trust+                                   1,700             216
  Everest Re Group                                        3,400             365
  Fannie Mae                                             23,614           1,509
  Federal Realty Investment Trust+                          380              34
  Fidelity National Financial, Cl A                       8,400             236
  First American                                            500              27
  First Cash Financial Services*                          8,200             204
  First Horizon National (B)                              1,222              49
  First Marblehead (B)                                    2,750             102
  First Mercury Financial*                                2,400              45
  Forest City Enterprises, Cl A (B)                       4,052             284
  Franklin Resources                                      5,171             702
--------------------------------------------------------------------------------
24            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Freddie Mac                                            57,910   $       3,868
  General Growth Properties+                              2,700             159
  Genworth Financial, Cl A                               15,400             556
  Goldman Sachs Group                                    12,064           2,785
  Hartford Financial Services Group                      12,650           1,305
  Health Care Property Investors+ (B)                     9,100             297
  Health Care+ (B)                                        3,700             162
  Hospitality Properties Trust+                           3,684             164
  Host Hotels & Resorts+ (B)                              5,674             145
  HRPT Properties Trust+                                  8,200              94
  Hudson City Bancorp (B)                                13,400             177
  Huntington Bancshares                                   1,500              34
  IndyMac Bancorp (B)                                     5,100             171
  IntercontinentalExchange (B)*                          34,500           5,000
  iStar Financial+                                        6,800             327
  Janus Capital Group (B)                                25,700             711
  JER Investors Trust+                                    7,200             135
  Jones Lang LaSalle                                      9,100           1,062
  JPMorgan Chase                                        171,105           8,868
  Keycorp                                                50,333           1,792
  Kimco Realty+                                             500              23
  Legg Mason                                             17,910           1,809
  Lehman Brothers Holdings                               22,500           1,651
  Lincoln National                                       14,107           1,023
  Loews                                                  35,347           1,804
  M&T Bank                                                2,330             257
  Macerich+                                                 300              27
  Mack-Cali Realty+                                       2,300             111
  Markel*                                                   329             162
  Marsh & McLennan (B)                                    9,425             309
  Marshall & Ilsley                                       2,672             128
  MBIA                                                    8,300             552
  Mellon Financial                                        7,600             329
  Merrill Lynch                                          64,128           5,947
  Metlife                                                10,290             700
  MGIC Investment                                         6,400             416
  Moody's (B)                                            51,759           3,605
  Morgan Stanley                                         56,982           4,846
  National City (B)                                      46,464           1,607
  Nationwide Financial Services,
    Cl A (B)                                              9,700             601
  New York Community Bancorp                              4,949              87
  Newcastle Investment+                                  11,200             332
  NewStar Financial*                                      2,200              31
  Northern Trust                                          3,765             245
  Nuveen Investments, Cl A                                1,200              66
  NYSE Euronext*                                          1,000              83
  Old Republic International                             22,700             492
  Oriental Financial Group                               10,300             125
  People's United Financial                               8,999             182
  Philadelphia Consolidated Holding*                      2,400              99
  PMI Group                                              13,800             682
  PNC Financial Services Group                           14,243           1,051

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Principal Financial Group                              11,600   $         705
  Progressive                                             5,264             121
  Prologis+                                               1,136              73
  Prudential Financial                                    6,300             643
  Public Storage+                                         1,877             168
  Radian Group (B)                                        7,764             481
  Regency Centers+                                          600              47
  Regions Financial                                      39,562           1,411
  Reinsurance Group of America                            8,000             501
  Safeco                                                 18,962           1,190
  SeaBright Insurance Holdings*                           4,400              79
  Simon Property Group+                                     301              33
  SL Green Realty+ (B)                                    3,116             436
  Sovereign Bancorp                                       4,200              98
  St. Joe (B)                                             1,000              52
  State Street                                            3,101             212
  SunTrust Banks                                         32,726           2,922
  Synovus Financial                                       2,603              86
  T. Rowe Price Group                                     5,132             264
  Taubman Centers+                                          400              22
  TCF Financial                                           1,000              28
  Thornburg Mortgage+ (B)                                17,100             474
  Torchmark                                               4,545             319
  Travelers                                              68,634           3,718
  UDR+                                                    3,830             116
  United PanAm Financial*                                 3,000              47
  UnumProvident                                           9,450             251
  US Bancorp (B)                                         89,052           3,079
  Valley National Bancorp (B)                             5,200             127
  Ventas+ (B)                                             5,600             237
  Vornado Realty Trust+                                   2,065             250
  Wachovia                                               71,114           3,854
  Washington Mutual (B)                                  62,660           2,740
  Weingarten Realty Investors+                            1,500              70
  Wells Fargo                                            42,746           1,543
  Wilmington Trust                                          587              25
  XL Capital, Cl A                                        6,658             543
  Zions Bancorporation                                    1,051              85
                                                                  --------------
                                                                        149,665
                                                                  --------------

HEALTH CARE -- 11.7%
  Abbott Laboratories                                    35,508           2,001
  Aetna                                                  24,100           1,276
  Alcon                                                   1,408             194
  Allergan                                               44,587           5,552
  AmerisourceBergen                                      14,242             729
  Amgen*                                                 35,541           2,002
  Applera - Applied Biosystems Group                     11,330             322
  Barr Pharmaceuticals*                                     448              24
  Bausch & Lomb                                             900              61
  Baxter International                                    6,704             381
  Becton Dickinson                                       14,297           1,090
  Biogen Idec*                                            7,629             398

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            25

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Biomet                                                  2,100   $          92
  Bradley Pharmaceuticals*                                4,900             108
  Bristol-Myers Squibb                                    8,913             270
  C.R. Bard                                               2,400             203
  Cardinal Health                                         6,484             470
  Celgene (B)*                                           35,296           2,162
  Cephalon*                                                 338              28
  Cerner (B)*                                             5,700             324
  Charles River Laboratories International*              10,900             580
  Chemed                                                    900              60
  Cigna                                                  10,648           1,785
  Conceptus (B)*                                          6,500             121
  Covance*                                                  288              19
  Cytyc*                                                    600              25
  Dade Behring Holdings                                   3,700             199
  Dentsply International                                  1,400              51
  Edwards Lifesciences*                                     700              35
  Eli Lilly                                              18,004           1,055
  Express Scripts (B)*                                    5,600             572
  Forest Laboratories*                                    7,772             394
  Genentech*                                             85,602           6,828
  Genzyme*                                                1,500              97
  Gilead Sciences*                                       18,629           1,542
  Haemonetics*                                            5,700             283
  Health Net*                                               500              29
  Henry Schein*                                           1,423              76
  Hillenbrand Industries                                  3,100             205
  HLTH (B)*                                               8,200             124
  Humana*                                                 3,403             211
  ICU Medical*                                            5,000             201
  Idexx Laboratories*                                       816              72
  IMS Health                                              2,923              96
  Invitrogen*                                             7,600             551
  Johnson & Johnson                                      52,904           3,347
  Kinetic Concepts*                                       2,900             145
  King Pharmaceuticals (B)*                              49,984           1,062
  Laboratory of America Holdings*                         7,979             628
  LifePoint Hospitals*                                    1,100              45
  Manor Care (B)                                          1,987             135
  McKesson                                                6,717             424
  Medco Health Solutions*                                12,973           1,009
  Medimmune*                                              3,000             174
  Medtronic                                              33,750           1,794
  Merck                                                 154,604           8,109
  Millennium Pharmaceuticals*                             4,800              52
  Mylan Laboratories                                      2,213              44
  PDL BioPharma*                                          2,000              55
  PerkinElmer                                             2,100              56
  Pfizer                                                356,579           9,802
  Quest Diagnostics                                         459              22
  Respironics*                                              600              26
  Schering-Plough                                        15,868             519
  Sciele Pharma (B)*                                      6,600             163
  Sepracor*                                                 400              19

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  St. Jude Medical*                                      53,970   $       2,304
  Stryker (B)*                                           30,391           2,046
  Tenet Healthcare (B)*                                  19,500             136
  Thermo Fisher Scientific*                              38,613           2,108
  Triad Hospitals*                                          500              27
  United Therapeutics (B)*                                5,000             330
  United Health Group                                    95,007           5,204
  Universal Health Services, Cl B                         1,181              73
  VCA Antech*                                             4,658             184
  Ventana Medical Systems*                                1,400              72
  Vertex Pharmaceuticals*                                   100               3
  Waters*                                                 1,200              72
  WellCare Health Plans*                                  2,400             221
  WellPoint*                                             14,860           1,210
  Wyeth                                                  51,704           2,991
  Zimmer Holdings*                                       40,200           3,540
                                                                  --------------
                                                                         81,049
                                                                  --------------
INDUSTRIALS -- 7.5%
  3M                                                      1,698             149
  Acuity Brands                                           7,400             449
  AGCO*                                                   5,400             234
  Allied Waste Industries*                                2,100              28
  American Standard                                       5,100             305
  AMR*                                                    3,316              94
  Applied Industrial Technologies                         2,400              70
  Avery Dennison                                          5,901             385
  Boeing                                                 11,430           1,150
  Brink's                                                 1,800             119
  Burlington Northern Santa Fe                            1,185             110
  C.H. Robinson Worldwide (B)                             3,087             167
  Carlisle                                                  600              26
  Caterpillar                                            30,300           2,381
  Cenveo*                                                 2,700              66
  Ceradyne (B)*                                           1,700             115
  ChoicePoint*                                            9,200             404
  Con-way                                                   566              32
  Continental Airlines, Cl B (B)*                         5,200             209
  Copart*                                                 2,600              81
  Corporate Executive Board                                 322              21
  Corrections of America*                                 3,900             253
  Covanta Holding*                                        5,800             144
  Crane                                                   2,100              92
  CSX                                                     3,290             149
  Cummins                                                 6,700             631
  Danaher                                                 3,030             223
  Deere                                                  11,600           1,397
  Diamond Management &
    Technology Consultants (B)                            1,500              20
  Dover                                                   6,264             314
  Dun & Bradstreet                                          407              41
  Eaton                                                  13,891           1,302
  Emerson Electric                                       51,222           2,482

--------------------------------------------------------------------------------
26            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Equifax                                                 2,909   $         122
  Expeditors International
    Washington (B)                                       68,114           2,974
  FedEx                                                   5,400             603
  Gardner Denver*                                        12,000             494
  General Dynamics                                        4,486             360
  General Electric                                      316,443          11,892
  Goodman Global*                                         3,400              75
  Graco                                                   5,400             216
  Honeywell International                                41,518           2,404
  HUB Group, Cl A*                                        2,700             100
  Ingersoll-Rand, Cl A                                    5,661             291
  ITT                                                     1,060              71
  Kansas City Southern (B)*                                 700              29
  L-3 Communications Holdings                             6,800             648
  Labor Ready*                                            3,900              94
  Laidlaw International                                     900              31
  Lincoln Electric Holdings                                 400              28
  Lockheed Martin                                        17,585           1,725
  Manitowoc                                               2,700             205
  Manpower                                                6,200             570
  Masco                                                  12,600             381
  MSC Industrial Direct, Cl A                            11,200             600
  Northrop Grumman                                       26,575           2,009
  Paccar                                                  3,643             318
  Pall                                                      600              27
  Parker Hannifin                                        11,100           1,125
  Pitney Bowes                                            1,307              62
  Precision Castparts                                     3,225             386
  Quanta Services (B)*                                   11,600             348
  Raytheon                                               12,388             689
  Robert Half International                               1,400              49
  Rockwell Automation                                     7,000             476
  Rockwell Collins                                          632              45
  Roper Industries                                          752              44
  RR Donnelley & Sons                                     3,700             158
  Ryder System                                            9,000             485
  Saia*                                                     700              20
  Southwest Airlines (B)                                  3,900              56
  SPX                                                     3,529             310
  Stericycle*                                             5,801             529
  Terex*                                                  2,700             229
  Timken                                                  8,600             302
  Trinity Industries (B)                                  1,200              55
  UAL (B)*                                                3,000             118
  Union Pacific                                           1,981             239
  United Parcel Service, Cl B                            56,708           4,081
  United Technologies                                    28,659           2,022
  US Airways Group*                                       2,000              71
  Waste Management                                       11,300             437
  WW Grainger                                             1,036              91
                                                                  --------------
                                                                         52,337
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 14.6%
  Activision*                                             6,500   $         129
  Adobe Systems*                                          6,532             288
  Agilent Technologies (B)*                              20,300             775
  Akamai Technologies (B)*                               12,294             544
  Alliance Data Systems*                                  3,900             304
  Amphenol, Cl A                                          5,660             203
  Apple*                                                 19,717           2,397
  Applied Materials                                      36,040             688
  Arrow Electronics*                                      4,265             175
  Autodesk*                                               1,400              64
  Automatic Data Processing                               4,746             236
  Avaya*                                                  7,007             112
  Avnet*                                                 19,700             844
  BEA Systems*                                           12,000             154
  BMC Software*                                          17,221             571
  Broadcom, Cl A*                                           337              10
  Broadridge Financial Solutions*                         1,336              27
  CA                                                      1,100              29
  Cadence Design Systems (B)*                            19,096             434
  CDW                                                     1,116              95
  Ceridian*                                               3,158             112
  Cisco Systems*                                        164,820           4,437
  Cognizant Technology Solutions, Cl A*                   4,000             314
  Computer Sciences*                                     11,600             643
  Compuware*                                              8,600              98
  Convergys*                                             10,000             257
  Dell*                                                   1,500              40
  Diebold                                                 2,000              99
  DST Systems*                                            1,722             144
  eBay*                                                 153,700           5,004
  Electronic Arts*                                       49,136           2,401
  Electronic Data Systems                                11,700             337
  EMC*                                                   54,200             915
  Exar*                                                   7,000              95
  F5 Networks*                                              700              57
  Factset Research Systems                                2,900             185
  Fidelity National Information Services                  3,951             213
  First Data                                              2,700              88
  Fiserv*                                                22,327           1,323
  Google, Cl A*                                          21,515          10,709
  Hewlett-Packard                                       133,705           6,112
  Ingram Micro, Cl A*                                     6,200             128
  Integrated Device Technology*                           5,700              86
  Intel                                                  66,046           1,464
  International Business Machines                        27,676           2,950
  International Rectifier*                                2,300              83
  Intevac*                                                5,000              96
  Intuit*                                               125,192           3,818
  Iron Mountain*                                          3,400              93
  Juniper Networks*                                      13,500             330
  Kla-Tencor                                              1,000              55
  Kronos*                                                 2,700             148

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            27

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  L-1 Identity Solutions (B)*                             9,300   $         199
  Lam Research*                                           4,367             234
  Lexmark International, Cl A*                            6,600             343
  Linear Technology (B)                                  39,931           1,433
  LSI Logic*                                             19,286             167
  Mastercard, Cl A                                          500              75
  McAfee*                                                 5,100             188
  MEMC Electronic Materials*                              1,454              88
  Mettler Toledo International*                           1,865             183
  Micron Technology*                                      1,887              23
  Microsoft                                             221,464           6,792
  MicroStrategy, Cl A*                                    1,970             205
  Molex                                                   2,500              74
  Motorola                                                  854              16
  MPS Group*                                              2,900              40
  NCR*                                                      900              48
  Network Appliance (B)*                                 26,374             849
  Network Equipment Technologies*                         1,800              19
  Novellus Systems (B)*                                   7,109             218
  Nvidia*                                                 7,030             244
  Oracle*                                                88,411           1,713
  Paychex                                               116,043           4,688
  QLogic*                                                 2,118              36
  Qualcomm                                              223,517           9,600
  Rambus (B)*                                             4,400              83
  Red Hat*                                                  390              10
  Research In Motion*                                    38,900           6,461
  Salesforce.com*                                         3,100             147
  SanDisk (B)*                                           55,800           2,430
  Sanmina-SCI*                                           34,739             124
  Seagate Technology (B)                                146,000           3,006
  Silicon Laboratories*                                     500              17
  Solectron*                                             51,000             173
  Sybase*                                                 2,692              65
  SYKES Enterprises*                                      2,600              51
  Symantec*                                              25,040             501
  Synopsys*                                              15,609             414
  Tech Data*                                              3,416             126
  Teradyne*                                               4,400              75
  Texas Instruments                                      15,132             535
  Trimble Navigation*                                     2,600              76
  Varian Semiconductor Equipment
    Associates*                                             600              25
  VeriFone Holdings*                                      1,300              45
  VeriSign*                                                 900              27
  Vishay Intertechnology (B)*                            28,200             503
  Western Digital*                                       22,800             429
  Western Union*                                        205,012           4,603
  Xerox*                                                 27,079             511
  Xilinx (B)                                              1,200              34
  Yahoo! (B)*                                            78,931           2,265
                                                                  --------------
                                                                        101,124
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
MATERIALS -- 3.0%
  Air Products & Chemicals                                3,300   $         257
  Albemarle                                               5,400             219
  Alcan                                                   8,200             711
  Alcoa                                                  37,300           1,540
  Allegheny Technologies                                  2,300             266
  Ashland                                                 4,100             247
  Ball                                                      500              28
  Bemis                                                   3,200             108
  Cabot                                                   3,600             174
  Carpenter Technology                                      100              13
  Celanese, Ser A                                         3,200             116
  Crown Holdings*                                         2,600              65
  Dow Chemical                                           56,840           2,579
  E.I. Du Pont de Nemours                                11,865             621
  Eagle Materials                                         3,200             161
  Eastman Chemical                                        6,900             457
  Ecolab                                                  8,833             381
  Florida Rock Industries                                   500              34
  FMC                                                       900              75
  Freeport-McMoRan
    Copper & Gold, Cl B                                   3,952             311
  Gerdau Ameristeel*                                      5,100              80
  Headwaters (B)*                                         3,400              67
  Hecla Mining (B)*                                       4,100              33
  International Flavors & Fragrances                      5,800             298
  International Paper                                    16,500             646
  Lubrizol                                               13,003             855
  Lyondell Chemical                                       9,300             346
  MeadWestvaco                                            4,800             168
  Methanex                                               11,700             304
  Monsanto                                                  492              30
  Mosaic*                                                15,100             530
  Nalco Holding                                           1,800              48
  Nova Chemicals                                          3,500             125
  Nucor                                                  17,900           1,209
  Owens-Illinois                                          3,300             112
  Pactiv*                                                 9,400             319
  PPG Industries                                          8,999             686
  Praxair                                                50,551           3,442
  Rohm & Haas                                             7,700             408
  Scotts Miracle-Gro, Cl A                                  700              32
  Sealed Air                                                760              25
  Sigma-Aldrich                                           1,928              83
  Smurfit-Stone Container*                               17,000             220
  Sonoco Products                                         4,116             178
  Southern Copper (B)                                     4,600             408
  Steel Dynamics                                          2,300             108
  Titanium Metals*                                        1,300              45
  United States Steel                                     5,800             656
  Valspar                                                 6,600             191


--------------------------------------------------------------------------------
28            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Vulcan Materials                                        5,800   $         694
  Weyerhaeuser                                            3,700             303
                                                                  --------------
                                                                         21,012
                                                                  --------------
TELECOMMUNICATION SERVICES -- 4.0%
  Alltel                                                  7,635             523
  American Tower, Cl A*                                  38,917           1,680
  AT&T                                                  275,197          11,377
  Atlantic Tele-Network                                   1,500              43
  CenturyTel                                             12,129             599
  Citizens Communications                                15,218             241
  Crown Castle International (B)*                        44,694           1,646
  Embarq (B)                                              1,099              71
  Leap Wireless International*                            2,500             214
  Sprint Nextel                                         152,066           3,475
  Telephone & Data Systems                                5,000             309
  US Cellular*                                            1,600             127
  Verizon Communications                                153,233           6,670
  Vodafone Group ADR*                                     4,600             145
  Windstream                                             24,600             369
                                                                  --------------
                                                                         27,489
                                                                  --------------
UTILITIES -- 3.5%
  AES*                                                    4,500             107
  Allegheny Energy*                                       2,922             156
  Alliant Energy                                         11,300             488
  Ameren (B)                                             14,700             780
  American Electric Power                                45,131           2,150
  Atmos Energy                                            5,600             181
  Centerpoint Energy                                     40,800             772
  CMS Energy                                              6,400             117
  Consolidated Edison                                     3,700             181
  Constellation Energy Group                              4,699             431
  Dominion Resources                                      4,052             359
  DTE Energy (B)                                         21,200           1,121
  Duke Energy                                               925              18
  Dynegy*                                                 6,200              60
  Edison International                                   13,900             810
  Energen                                                14,400             848
  Energy East                                            17,700             428
  Entergy                                                 6,299             711
  Equitable Resources                                     6,300             328
  Exelon                                                  1,954             152
  FirstEnergy                                            29,603           2,049
  FPL Group (B)                                           8,300             531
  Great Plains Energy (B)                                 4,900             152
  Integrys Energy Group                                     500              28
  KeySpan                                                 5,800             242
  MDU Resources Group                                     2,521              76
  Mirant*                                                19,200             891

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  National Fuel Gas                                       4,100   $         187
  NiSource                                               11,700             260
  Northeast Utilities                                    10,400             316
  NRG Energy (B)*                                        13,843           1,217
  NSTAR                                                   7,700             268
  OGE Energy                                              6,200             229
  Oneok                                                   6,800             368
  Pepco Holdings                                         26,900             803
  PG&E                                                   23,019           1,134
  Pinnacle West Capital                                  14,600             678
  PPL                                                    20,965             964
  Progress Energy                                         3,200             160
  Public Service Enterprise Group                         1,520             135
  Puget Energy                                            7,830             197
  Questar                                                   800              86
  Reliant Energy (B)*                                    17,900             459
  SCANA                                                   2,381             101
  Sempra Energy                                           4,367             268
  Sierra Pacific Resources*                               1,300              25
  Southern                                                6,639             239
  TECO Energy                                             1,500              26
  TXU                                                    10,275             693
  UGI                                                    13,700             395
  Vectren                                                 1,800              52
  Wisconsin Energy                                        5,900             286
  Xcel Energy (B)                                        38,645             886
                                                                  --------------
                                                                         24,599
                                                                  --------------
Total Common Stock
  (Cost $520,106) ($ Thousands)                                         671,174
                                                                  --------------
                                                      Number of
                                                       Warrants
                                                      ---------
WARRANTS -- 0.0%

FINANCIALS -- 0.0%
  Lucent Technologies,
    Expires 12/10/07*                                       758              --
                                                                  --------------
Total Warrants
  (Cost $--) ($ Thousands)                                                   --
                                                                  --------------
CASH EQUIVALENTS -- 4.4%
  First Union Cash Management
    Program, 5.221%**                                 1,426,738           1,427
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%**++                                  5,998,441           5,998
  SEI Liquidity Fund L.P.,
    5.490% (C)**++                                   23,381,684          23,382
                                                                  --------------

Total Cash Equivalents
  (Cost $30,807) ($ Thousands)                                           30,807
                                                                  --------------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            29

SCHEDULE OF INVESTMENTS

Large Cap Fund (Concluded)
May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (C) -- 2.4%

FINANCIALS -- 2.4%
  American General Finance (E)(F)
      5.370%, 06/15/07                            $       1,256   $       1,256
  Bear Stearns EXL (E)
      5.360%, 06/15/07                                    1,541           1,541
  Countrywide Financial MTN (E)
      5.430%, 06/27/07                                      520             520
  Countrywide Financial MTN, Ser A (E)
      5.440%, 08/06/07                                    1,299           1,299
  Irish Life & Permanent MTN, Ser X (E)(F)
      5.360%, 06/21/07                                    1,152           1,152
  Jackson National Life Funding (E) (F)
      5.320%, 06/01/07                                    1,905           1,905
  Morgan Stanley EXL (E)
      5.400%, 06/04/07                                      303             303
  Morgan Stanley EXL, Ser S (E)
      5.360%, 06/04/07                                      433             433
  Nationwide Building Society (E) (F)
      5.410%, 06/28/07                                      476             476
      5.370%, 06/07/07                                      866             866
  Northern Rock (E) (F)
      5.380%, 06/04/07                                      892             892
  Premium Asset Trust, Ser 2004-10 (E)(F)
      5.380%, 06/15/07                                    1,212           1,212
  SLM MTN (E)
      5.320%, 06/15/07                                      953             953
  Skandinav Enskilda Bank (E) (F)
      5.320%, 06/18/07                                      953             952
  Stanfield Victoria LLC MTN (F)
      5.450%, 06/11/07                                      866             866
  UniCredito Italiano Bank (E) (F)
      5.350%, 07/11/07                                    2,165           2,165
                                                                  --------------
Total Corporate Obligations
  (Cost $16,791) ($ Thousands)                                           16,791
                                                                  --------------
COMMERCIAL PAPER (C) (D) -- 0.9%

FINANCIALS -- 0.9%
  KKR Pacific Funding Trust
      5.310%, 06/15/07                                    1,567           1,564
  OCALA Funding
      5.310%, 06/19/07                                      649             648
  Rhineland Funding Capital
      5.280%, 06/06/07                                      318             318
  Thornburg Mortgage Capital Resources
      5.290%, 06/07/07                                    1,732           1,730
  Valour Bay Capital LLC
      5.320%, 06/11/07                                      707             706
      5.320%, 06/13/07                                    1,299           1,297
                                                                  --------------

Total Commercial Paper
  (Cost $6,263) ($ Thousands)                                             6,263
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (C) -- 0.2%
  Barclays Bank (E)
      5.440%, 06/11/07                            $         433   $         433
  CC USA MTN (F)
      5.520%, 06/18/07                                      866             866
                                                                  --------------
Total Certificates of Deposit
  (Cost $1,299) ($ Thousands)                                             1,299
                                                                  --------------

U.S.TREASURY OBLIGATION (A)(D) -- 0.5%
  U.S. Treasury Bill
      4.813%, 08/23/07                                    3,060           3,028
                                                                  --------------
Total U.S. Treasury Obligation
  (Cost $3,026) ($ Thousands)                                             3,028
                                                                  --------------

MASTER NOTE (C) (D) -- 0.2%
  Bear Stearns
      5.430%, 06/01/07                                      866             866
                                                                  --------------
Total Master Note
  (Cost $866) ($ Thousands)                                                 866
                                                                  --------------

ASSET-BACKED SECURITY (C) (E) (F) -- 0.1%

MORTGAGE RELATED SECURITIES -- 0.1%
  Duke Funding, Ser 2004-6B, Cl A1S1
      5.420%, 07/09/07                                      650             650
                                                                  --------------
Total Asset-Backed Security
  (Cost $650) ($ Thousands)                                                 650
                                                                  --------------

REPURCHASE AGREEMENTS (C) (G) -- 1.5%
  Barclays Capital
    5.280%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $298,524
    (collateralized by a U.S. Government
    obligation, par value $304,481,
    0.000%, 06/01/07, total market
    value $304,451)                                         298             298
  Deutsche Bank
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07, repurchase
    price $852,293 (collateralized by U.S.
    Government obligations, ranging in par
    value $4,711-$280,580, 4.000%-
    6.000%, 02/01/08-11/04/20, total
    market value $869,214)                                  852             852



--------------------------------------------------------------------------------
30            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Lehman Brothers
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07, repurchase
    price $9,527,274 (collateralized by U.S.
    Government obligations, ranging in par
    value $2,012,583-$16,494,142,
    3.875%-8.875%, 06/15/08-03/15/31,
    total market value $9,716,399)                $       9,526   $       9,526
                                                                  --------------
Total Repurchase Agreements
  (Cost $10,676) ($ Thousands)                                           10,676
                                                                  --------------
Total Investments -- 106.9%
  (Cost $590,484) ($ Thousands)                                   $     741,554
                                                                  ==============

A summary of the open future contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                     NUMBER OF                     UNREALIZED
       TYPE OF                       CONTRACTS     EXPIRATION     APPRECIATION
       CONTRACT                     LONG (SHORT)      DATE        ($ THOUSANDS)
--------------------------------------------------------------------------------
S&P 500 Composite Index                 38          Jun-2007           $    520
S&P Mid 400 Index E-Mini                23          Jun-2007                101
                                                                       ---------
                                                                       $    621
                                                                       =========

Percentages are based on Net Assets of $693,994 ($ Thousands).

*     Non-income producing security.

**    Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investments Trust

++    Affiliated security

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at May 31, 2007 (see Note 9). The total value of securities on loan at May 31, 2007 was $57,964 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2007 was $59,927 ($ Thousands).

(D)   The rate reported is the effective yield at time of purchase.

(E) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007.

(F) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(G)   Tri-Party Repurchase Agreement

ADR -- American Depositary Receipt
Cl -- Class
EXL -- Extendable Maturity
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
Ser -- Series
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            31

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

14.9%    Financials
13.7%    Information Technology
11.8%    Consumer Discretionary
11.6%    Asset-Backed Securities
10.5%    Health Care
 7.8%    Industrials
 6.6%    Energy
 6.4%    Consumer Staples
 4.5%    U.S. Government Agency Mortgage-Backed Obligations
 3.1%    Materials
 2.7%    Utilities
 2.6%    Short-Term Investments
 2.4%    Telecommunication Services
 0.9%    U.S. Government Agency Obligations
 0.3%    U.S. Treasury Obligations
 0.2%    Commercial Paper

++Percentages based on total investments.

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.7%

CONSUMER DISCRETIONARY -- 13.3%
  Abercrombie & Fitch, Cl A                                 600   $          50
  Aeropostale*                                           11,500             532
  Amazon.com*                                             1,800             124
  American Eagle Outfitters (B)                          33,600             907
  AnnTaylor Stores*                                      10,100             395
  Apollo Group, Cl A*                                     4,900             235
  Autoliv (B)                                             6,400             382
  Autonation*                                             1,211              27
  Autozone*                                               1,100             142
  Bed Bath & Beyond*                                      1,200              49
  Best Buy                                                8,684             419
  Big Lots*                                              12,600             397
  Brinker International (B)                              14,400             460
  Cablevision Systems, Cl A (B)                          47,060           1,703
  Carmax*                                                13,339             320
  CBS, Cl B                                              13,700             456
  Circuit City Stores                                       900              14
  Clear Channel Communications                            2,530              97
  Coach* (B)                                             20,400           1,048
  Comcast, Cl A* (B)                                     59,627           1,634
  Darden Restaurants                                      4,000             182
  Dick's Sporting Goods*                                  1,600              89
  Dillard's, Cl A                                        12,447             452
  DIRECTV Group* (B)                                     71,190           1,663
  Discovery Holding, Cl A*                                2,700              63
  Dollar Tree Stores*                                    15,400             652
  Dow Jones                                                 100               5
  DSW, Cl A*                                              1,100              42
  E.W. Scripps, Cl A                                      1,300              59
  Eastman Kodak (B)                                      36,137             916
  EchoStar Communications, Cl A* (B)                     41,554           1,914
  Expedia*                                                3,500              84
  Family Dollar Stores                                    3,400             114
  Federated Department Stores*                            4,900             196
  Foot Locker                                               800              18
  Ford Motor (B)                                        105,189             877

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  GameStop, Cl A*                                         1,800   $          67
  Gannett                                                 3,000             176
  Gap                                                     1,500              28
  General Motors (B)                                     34,409           1,032
  Gentex                                                 24,300             431
  Genuine Parts                                           3,000             154
  Goodyear Tire & Rubber*                                11,692             415
  GSI Commerce*                                           5,600             128
  Gymboree*                                               9,500             425
  Hanesbrands* (B)                                       27,511             718
  Harley-Davidson                                         8,400             513
  Harman International Industries                           400              47
  Harrah's Entertainment                                    136              12
  Hasbro (B)                                             20,900             672
  Hilton Hotels                                           3,400             121
  Home Depot                                              4,200             163
  IAC/InterActive* (B)                                   11,300             391
  Idearc*                                                16,978             599
  International Game Technology                          62,500           2,512
  International Speedway, Cl A                              300              16
  Interpublic Group* (B)                                 69,395             815
  ITT Educational Services* (B)                          11,000           1,245
  J. Crew Group*                                          4,500             202
  J.C. Penney (B)                                        19,038           1,532
  Jack in the Box*                                        1,900             145
  Jarden*                                                 1,400              60
  John Wiley & Sons, Cl A                                 1,595              73
  Johnson Controls (B)                                    8,380             919
  Jones Apparel Group                                    12,100             360
  Keystone Automotive Industries*                         1,800              74
  Kohl's* (B)                                            18,600           1,401
  Lamar Advertising, Cl A (B)                            16,400           1,074
  Las Vegas Sands*                                          400              31
  Laureate Education*                                       500              30
  Leggett & Platt                                           900              22
  Liberty Global, Cl A*                                   6,500             250
  Liberty Media Holding-Capital, Ser A*                   2,900             327
  Liberty Media Holding-Interactive, Cl A*                5,300             128
  Limited Brands                                          1,500              39
  Liz Claiborne                                             300              10
  Marriott International, Cl A                            7,162             330
  Mattel (B)                                             27,900             782
  McDonald's (B)                                         23,200           1,173
  McGraw-Hill (B)                                        11,900             837
  Meredith                                                  500              31
  MGM Mirage*                                            29,500           2,346
  Newell Rubbermaid                                       7,700             245
  News, Cl A                                             23,122             511
  Nike, Cl B                                              1,800             102
  Nordstrom                                               1,000              52
  Nutri/System*                                             300              20
  NVR*                                                      900             717
  Office Depot*                                          16,991             619
  OfficeMax                                               2,819             127
--------------------------------------------------------------------------------
32            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Omnicom Group                                           3,600   $         379
  PetSmart (B)                                           10,800             370
  Phillips-Van Heusen                                     2,600             159
  Polo Ralph Lauren (B)                                  10,600           1,034
  R.H. Donnelley                                            600              47
  RadioShack                                              3,100             106
  Regal Entertainment Group, Cl A                         2,864              66
  Rent-A-Center*                                            900              24
  Ross Stores                                             9,700             319
  Ryland Group                                              400              19
  Saks                                                    4,600              92
  Sally Beauty Holdings*                                  6,559              60
  Sears Holdings*                                           500              90
  Service International                                   2,800              39
  ServiceMaster                                           2,500              39
  Shaw Communications, Cl B* (B)                         13,500             563
  Sherwin-Williams                                        9,000             609
  Snap-On                                                 2,200             119
  Staples                                                91,000           2,280
  Starbucks*                                                500              14
  Target                                                 16,230           1,013
  Thor Industries                                           300              13
  Tiffany                                                   700              37
  Tim Hortons                                             1,483              46
  Time Warner (B)                                        78,300           1,673
  TJX                                                    20,321             568
  Toll Brothers*                                            500              15
  Tribune                                                 4,300             138
  TRW Automotive Holdings* (B)                           27,859           1,131
  United Auto Group                                      22,722             505
  Universal Technical Institute*                          7,300             172
  Urban Outfitters*                                       3,100              82
  VF                                                      3,200             300
  Viacom, Cl B* (B)                                      11,700             526
  Walt Disney (B)                                        47,709           1,691
  Weight Watchers International                          32,700           1,708
  Wendy's International (B)                               5,300             213
  Whirlpool (B)                                           9,182           1,025
  Wyndham Worldwide*                                      2,800             104
  Wynn Resorts*                                             900              87
  XM Satellite Radio Holdings, Cl A*                      3,300              38
  Yum! Brands (B)                                        12,800             867
                                                                  --------------
                                                                         60,346
                                                                  --------------
CONSUMER STAPLES -- 7.3%
  Alberto-Culver*                                         3,100              77
  Altria Group (B)                                       28,237           2,008
  Anheuser-Busch                                         12,700             677
  Archer-Daniels-Midland                                 11,464             402
  Avon Products                                           3,900             150
  BJ's Wholesale Club*                                    4,158             157
  Brown-Forman, Cl B                                        200              14
  Campbell Soup                                           6,300             250
  Church & Dwight                                         1,800              90

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

  Clorox (B)                                             12,110   $         813
  Coca-Cola (B)                                          24,200           1,282
  Coca-Cola Enterprises                                   5,200             121
  Colgate-Palmolive                                       6,700             449
  ConAgra Foods (B)                                      37,900             966
  Constellation Brands, Cl A*                               693              17
  Corn Products International                            12,854             527
  Costco Wholesale                                        1,000              57
  CVS                                                     8,121             313
  Dean Foods                                             12,000             393
  Del Monte Foods                                         1,600              19
  Energizer Holdings* (B)                                 5,400             535
  Estee Lauder, Cl A (B)                                  1,700              80
  General Mills                                          11,800             723
  Hansen Natural*                                         1,500              60
  Herbalife*                                              1,500              60
  Hershey                                                   200              11
  HJ Heinz                                                5,600             266
  Hormel Foods                                            4,800             180
  JM Smucker                                              2,400             139
  Kellogg                                                 5,000             270
  Kimberly-Clark                                         10,800             766
  Kraft Foods, Cl A                                      10,758             364
  Kroger (B)                                             50,143           1,520
  Loews - Carolina                                        8,267             643
  McCormick                                               6,700             250
  Molson Coors Brewing, Cl B                              1,500             137
  NBTY* (B)                                               9,300             489
  Pepsi Bottling Group                                   20,500             717
  PepsiCo (B)                                            23,300           1,592
  Procter & Gamble (B)                                   64,400           4,093
  Reynolds American (B)                                  14,700             956
  Rite Aid*                                              20,036             127
  Safeway (B)                                            41,404           1,428
  Sara Lee                                                1,300              23
  Smithfield Foods*                                       8,568             275
  Supervalu                                               3,274             156
  Sysco                                                   4,600             152
  Tyson Foods, Cl A (B)                                  60,165           1,341
  UST                                                     5,300             283
  Wal-Mart Stores (B)                                    77,837           3,705
  Walgreen                                               60,200           2,717
  WM Wrigley Jr.                                          2,000             117
                                                                  --------------
                                                                         32,957
                                                                  --------------
ENERGY -- 7.4%
  Apache                                                  1,468             118
  Baker Hughes                                            1,000              82
  Cabot Oil & Gas                                         2,800             109
  Cameron International*                                  2,300             163
  Chesapeake Energy (B)                                  13,900             485
  Chevron (B)                                            69,240           5,642
  Cimarex Energy (B)                                     10,700             450
  ConocoPhillips (B)                                     20,865           1,616
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            33

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Devon Energy                                            9,588   $         736
  Dresser-Rand Group*                                     7,300             260
  EnCana (B)                                              8,200             503
  EOG Resources                                             200              15
  Exxon Mobil (B)                                       135,775          11,292
  FMC Technologies*                                       1,100              83
  Forest Oil*                                               400              16
  Frontier Oil                                            1,400              56
  Frontline*                                             13,100             600
  Grant Prideco* (B)                                      8,900             505
  Halliburton (B)                                        17,100             615
  Hess                                                    9,470             561
  Holly                                                   8,900             624
  Hornbeck Offshore Services*                             6,000             239
  Marathon Oil (B)                                       26,684           3,304
  National Oilwell Varco*                                   800              76
  Noble                                                   1,900             175
  Noble Energy                                            1,200              76
  Occidental Petroleum                                      900              49
  Oceaneering International*                              1,600              80
  Overseas Shipholding Group                              1,000              80
  Petro-Canada* (B)                                      11,200             567
  Plains Exploration & Production*                          900              48
  Pride International*                                    9,655             348
  Quicksilver Resources*                                    700              31
  Range Resources                                         1,000              39
  SEACOR Holdings*                                          400              37
  Southwestern Energy*                                    1,800              86
  Spectra Energy*                                           362              10
  Sunoco                                                 11,600             925
  Superior Energy Services*                               4,600             185
  Tesoro                                                  1,400              87
  Tidewater                                               8,200             541
  Transocean*                                             4,200             413
  Unit*                                                   2,062             127
  Valero Energy (B)                                      12,266             915
  W&T Offshore                                            1,776              52
  Williams                                                9,000             286
  XTO Energy (B)                                          5,200             302
                                                                  --------------
                                                                         33,609
                                                                  --------------
FINANCIALS -- 16.5%
  A.G. Edwards                                           11,087             977
  ACE                                                     1,400              86
  Aflac                                                   2,800             148
  Alleghany*                                                204              76
  Allied Capital                                          2,600              82
  Allstate (B)                                           18,000           1,107
  AMBAC Financial Group                                   2,000             179
  American Capital Strategies                             5,000             242
  American Express                                        3,900             253
  American Financial Group                               16,572             591
  American International Group (B)                       23,100           1,671
  American National Insurance                                81              12

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  AmeriCredit* (B)                                       21,202   $         563
  Ameriprise Financial                                    3,000             189
  Annaly Capital Management+                             11,500             178
  AON                                                    16,825             722
  Apartment Investment &
    Management, Cl A+                                     1,700              93
  Archstone-Smith Trust+                                  1,100              68
  Ashford Hospitality Trust+                                900              11
  Assurant (B)                                           17,431           1,036
  Astoria Financial                                         400              11
  AvalonBay Communities+                                  7,171             935
  Axis Capital Holdings (B)                              14,600             578
  Bank of America (B)                                    65,281           3,310
  Bank of New York                                        4,400             178
  Bankunited Financial, Cl A                              1,700              39
  BB&T                                                   11,800             497
  Bear Stearns                                            3,400             510
  BlackRock                                                 100              15
  Boston Properties+                                      2,857             330
  Brandywine Realty Trust+                                3,800             121
  BRE Properties, Cl A+                                   2,000             126
  Brookfield Asset Management, Cl A*                      2,100             133
  Camden Property Trust+                                    400              30
  Capital One Financial                                     140              11
  CapitalSource+                                          2,200              58
  CB Richard Ellis Group, Cl A*                           3,000             112
  Cbot Holdings, Cl A*                                      500              98
  Charles Schwab                                          1,700              38
  Chicago Mercantile Exchange
    Holdings, Cl A                                        4,500           2,389
  Chubb                                                   8,200             450
  CIT Group (B)                                          12,571             753
  Citigroup (B)                                          92,052           5,016
  Colonial BancGroup                                      1,300              33
  Comerica (B)                                           13,400             842
  Commerce Bancorp                                          800              28
  Commerce Bancshares*                                      555              26
  Compass Bancshares                                      1,900             133
  Conseco*                                                7,542             149
  Countrywide Financial (B)                              22,900             892
  Credicorp                                               2,800             163
  Cullen/Frost Bankers                                      500              27
  Duke Realty+                                            2,600             104
  E*Trade Financial*                                      5,392             129
  Eaton Vance                                             7,600             334
  Equity Residential+                                     3,700             187
  Erie Indemnity, Cl A                                      300              17
  Essex Property Trust+                                   1,000             127
  Fannie Mae                                              3,807             243
  Federal Realty Investment Trust+                          300              27
  Fidelity National Financial, Cl A                         457              13
  First American (B)                                     10,022             537
  First Cash Financial Services*                          6,500             162
  First Citizens BancShares, Cl A                           104              20
--------------------------------------------------------------------------------
34            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  First Horizon National                                    700   $          28
  First Marblehead                                        6,419             239
  Forest City Enterprises, Cl A                           2,600             182
  Franklin Resources                                      5,300             719
  Freddie Mac                                             1,100              73
  General Growth Properties+                              5,600             331
  Genworth Financial, Cl A                                4,900             177
  Goldman Sachs Group (B)                                10,000           2,308
  Hanover Insurance Group                                 1,700              83
  Hartford Financial Services Group                       1,750             181
  Health Care Property Investors+                         5,500             180
  Health Care+                                            2,100              92
  Hospitality Properties Trust+                           2,900             129
  Host Hotels & Resorts+                                  7,388             189
  HRPT Properties Trust+                                  5,000              57
  Hudson City Bancorp                                     8,200             108
  Huntington Bancshares                                   6,000             135
  IndyMac Bancorp                                           200               7
  IntercontinentalExchange*                              22,500           3,261
  iStar Financial+                                        8,300             399
  Janus Capital Group                                    10,400             288
  JER Investors Trust+                                    4,200              79
  Jones Lang LaSalle (B)                                  8,031             937
  JPMorgan Chase (B)                                    118,563           6,145
  Keycorp                                                 6,500             231
  Kimco Realty+                                             500              23
  Lehman Brothers Holdings (B)                           18,909           1,388
  Lincoln National                                        1,100              80
  Loews (B)                                              52,627           2,686
  M&T Bank                                                1,500             166
  Macerich+                                                 200              18
  Mack-Cali Realty+                                       1,300              63
  Markel*                                                   382             188
  Marsh & McLennan                                        5,700             187
  Marshall & Ilsley                                       1,700              82
  MBIA                                                      600              40
  Mellon Financial                                        5,301             230
  Merrill Lynch (B)                                      32,034           2,971
  Metlife (B)                                            32,412           2,204
  Moody's (B)                                            35,000           2,438
  Morgan Stanley (B)                                     35,398           3,010
  National City                                           8,300             287
  Nationwide Financial Services, Cl A                     1,400              87
  New York Community Bancorp                              3,200              56
  Newcastle Investment+                                   7,800             231
  Northern Trust                                          2,500             163
  Nuveen Investments, Cl A                                  900              49
  Nymex Holdings                                            100              13
  NYSE Euronext*                                            600              50
  Old Republic International                              4,100              89
  Pacific Capital Bancorp                                 1,800              46
  People's United Financial                               5,630             114
  Philadelphia Consolidated Holding*                      1,600              66
  PMI Group (B)                                          10,700             529

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  PNC Financial Services Group (B)                       18,123   $       1,337
  Popular                                                 7,600             131
  Principal Financial Group                               1,700             103
  Progressive                                             3,700              85
  Prologis+                                                 600              39
  Prudential Financial                                      700              71
  Public Storage+                                         1,292             116
  Radian Group                                            6,100             378
  Raymond James Financial                                 2,502              83
  Rayonier+                                              11,679             525
  Regency Centers+                                          400              31
  Regions Financial                                      10,544             376
  Reinsurance Group of America                            1,100              69
  Safeco                                                  9,200             577
  Simon Property Group+                                     200              22
  SL Green Realty+                                        2,049             287
  SLM                                                       681              38
  Sovereign Bancorp                                       2,500              58
  St. Joe                                                   600              31
  State Street                                            2,000             137
  SunTrust Banks                                          1,500             134
  Synovus Financial                                       1,600              53
  T. Rowe Price Group                                     3,400             175
  Taubman Centers+                                          300              17
  TCF Financial                                             600              17
  Thornburg Mortgage+ (B)                                 7,400             205
  Torchmark                                               3,000             210
  Transatlantic Holdings                                  3,993             286
  Travelers (B)                                          41,523           2,249
  UDR+                                                    2,400              73
  UnumProvident                                           1,300              35
  US Bancorp                                             10,200             353
  Valley National Bancorp                                 3,580              88
  Ventas+                                                 3,500             148
  Vornado Realty Trust+                                   1,300             157
  Wachovia (B)                                           15,635             847
  Washington Mutual (B)                                  18,300             800
  Weingarten Realty Investors+                              700              33
  Wells Fargo (B)                                        56,779           2,049
  Whitney Holding                                           300               9
  Wilmington Trust                                          200               9
  WR Berkley                                              5,654             186
  Zions Bancorporation                                      600              48
                                                                  --------------
                                                                         75,002
                                                                  --------------
HEALTH CARE -- 11.9%
  Abbott Laboratories                                     4,300             242
  Aetna (B)                                              24,900           1,318
  Allergan                                               24,600           3,063
  AmerisourceBergen (B)                                  36,228           1,856
  Amgen* (B)                                             18,894           1,064
  Applera - Applied Biosystems Group                     18,300             520
  Barr Pharmaceuticals*                                     300              16

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            35

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Bausch & Lomb*                                            600   $          41
  Baxter International                                    9,647             548
  Beckman Coulter                                         4,200             275
  Becton Dickinson (B)                                    8,600             656
  Biogen Idec*                                            6,300             329
  Biomet                                                  1,100              48
  Biovail*                                               18,000             437
  Bristol-Myers Squibb                                   14,955             453
  C.R. Bard                                               1,600             135
  Cardinal Health (B)                                    36,639           2,655
  Celgene*                                                8,800             539
  Cephalon*                                                 300              25
  Cerner*                                                 4,500             256
  Charles River Laboratories
    International* (B)                                    8,600             457
  Cigna (B)                                               8,412           1,410
  Community Health Systems*                               3,700             141
  Conceptus*                                              2,800              52
  Covance*                                                  300              20
  Cytyc*                                                    400              17
  Dade Behring Holdings                                  12,567             677
  Dentsply International                                    900              32
  Dionex*                                                   200              14
  Edwards Lifesciences*                                     600              30
  Eli Lilly (B)                                          10,000             586
  Express Scripts* (B)                                    9,500             970
  Forest Laboratories* (B)                               15,900             806
  Genentech*                                             34,974           2,790
  Genzyme*                                                5,300             342
  Gilead Sciences* (B)                                    8,000             662
  Haemonetics*                                            8,000             397
  Health Net* (B)                                        20,284           1,158
  Henry Schein*                                           3,295             176
  Hillenbrand Industries                                  1,900             126
  HLTH*                                                  31,831             480
  Humana*                                                11,900             738
  ICU Medical*                                            5,700             229
  Idexx Laboratories*                                       500              44
  Immucor*                                                1,100              35
  IMS Health                                              2,000              65
  Integra LifeSciences Holdings*                          1,600              82
  Invitrogen*                                             5,900             427
  Johnson & Johnson (B)                                  70,977           4,491
  Kinetic Concepts*                                       1,900              95
  King Pharmaceuticals*                                   5,500             117
  Laboratory of America Holdings*                         3,400             268
  LifePoint Hospitals*                                    1,000              41
  Manor Care                                              1,500             102
  McKesson (B)                                           42,863           2,706
  Medco Health Solutions* (B)                            15,454           1,202
  Medimmune* (B)                                         10,600             614
  Medtronic                                               7,000             372
  Merck (B)                                              20,900           1,096
  Millennium Pharmaceuticals*                             2,900              31

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Mylan Laboratories (B)                                 14,500   $         287
  OSI Pharmaceuticals*                                      900              34
  PDL BioPharma*                                            600              16
  PerkinElmer                                             4,600             122
  Pfizer (B)                                            138,900           3,818
  Quest Diagnostics                                         600              29
  Resmed*                                                   300              13
  Respironics*                                              400              18
  Schering-Plough                                         5,700             187
  Sciele Pharma*                                          5,400             133
  Sepracor*                                                 300              15
  St. Jude Medical*                                       1,000              43
  STERIS                                                  3,200              96
  Stryker*                                                2,300             155
  Tenet Healthcare*                                       3,605              25
  Thermo Fisher Scientific*                               4,500             246
  Triad Hospitals*                                          200              11
  UnitedHealth Group (B)                                 69,900           3,828
  Universal Health Services, Cl B                           900              56
  VCA Antech*                                             3,000             119
  Ventana Medical Systems*                                1,400              72
  Vertex Pharmaceuticals*                                   200               6
  Waters*                                                 6,600             398
  WellCare Health Plans*                                  1,300             120
  WellPoint* (B)                                         26,607           2,166
  Wyeth (B)                                              14,085             815
  Zimmer Holdings*                                       28,300           2,492
                                                                  --------------
                                                                         53,894
                                                                  --------------

INDUSTRIALS -- 8.8%
  3M                                                      2,200             193
  Acuity Brands                                          10,000             607
  AGCO*                                                   3,500             151
  Allied Waste Industries*                                3,160              43
  American Standard                                       1,400              84
  AMR*                                                   12,984             368
  Applied Industrial Technologies                         1,750              51
  Avery Dennison                                          6,600             431
  Avis Budget Group*                                      8,357             253
  Boeing (B)                                             30,249           3,043
  Brink's                                                 1,200              79
  Burlington Northern Santa Fe                            6,000             559
  C.H. Robinson Worldwide                                 2,100             114
  Carlisle                                                6,100             269
  Caterpillar (B)                                        11,100             872
  Cenveo*                                                 3,700              90
  Chicago Bridge & Iron                                   7,900             308
  Con-way                                                 1,217              69
  Continental Airlines, Cl B*                             5,774             232
  Copart*                                                 1,600              50
  Corporate Executive Board                                 100               7
  Corrections of America*                                 2,300             149
  Covanta Holding*                                        3,600              89
  Crane                                                   2,500             109
--------------------------------------------------------------------------------
36            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  CSX                                                     2,200   $         100
  Cummins                                                 8,319             784
  Danaher                                                 1,900             140
  Deere                                                   1,400             169
  Diamond Management &
    Technology Consultants                                  900              12
  Dover (B)                                              10,600             531
  Dun & Bradstreet (B)                                    6,100             611
  Eaton                                                   4,000             375
  Emerson Electric                                        9,100             441
  Equifax                                                 1,649              69
  Expeditors International Washington                    47,900           2,091
  FedEx (B)                                               7,708             860
  Gardner Denver* (B)                                    11,100             457
  General Dynamics                                        2,800             225
  General Electric (B)                                   88,300           3,318
  Genlyte Group*                                            900              78
  Goodman Global*                                         1,000              22
  Graco (B)                                               1,400              56
  Harsco                                                  4,800             256
  Hertz Global Holdings*                                  8,703             184
  Honeywell International (B)                            16,100             932
  HUB Group, Cl A*                                        3,900             144
  Illinois Tool Works                                     2,200             116
  ITT                                                       600              40
  Jacobs Engineering Group* (B)                          16,134             935
  Kansas City Southern*                                     400              16
  KBR*                                                    1,395              38
  L-3 Communications Holdings                               700              67
  Labor Ready*                                            6,400             154
  Laidlaw International                                     600              21
  Landstar System                                         1,100              53
  Lennox International                                    9,851             337
  Lincoln Electric Holdings                                 200              14
  Lockheed Martin (B)                                     9,500             932
  Manitowoc                                               1,900             144
  Manpower                                                2,200             202
  MSC Industrial Direct, Cl A (B)                         8,300             445
  Norfolk Southern (B)                                    7,500             434
  Northrop Grumman (B)                                   26,895           2,034
  Paccar                                                  1,650             144
  Pall                                                      300              13
  Parker Hannifin (B)                                    17,204           1,744
  Pitney Bowes                                              800              38
  Precision Castparts                                     1,900             227
  Quanta Services*                                       15,900             477
  Raytheon (B)                                           14,368             799
  Robert Half International                                 300              11
  Rockwell Automation                                     6,800             463
  Rockwell Collins                                          500              35
  Roper Industries                                          200              12
  RR Donnelley & Sons (B)                                17,621             755
  Ryder System (B)                                       21,643           1,167
  Shaw Group*                                             3,428             139

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Southwest Airlines                                      2,300   $          33
  SPX (B)                                                13,768           1,210
  Stericycle*                                             5,300             483
  Terex*                                                  1,700             144
  Timken                                                 10,800             380
  Trinity Industries                                      4,000             185
  UAL*                                                    2,500              98
  Union Pacific                                           3,800             459
  United Parcel Service, Cl B                            37,800           2,720
  United Rentals*                                         5,100             171
  United Technologies                                    10,800             762
  URS*                                                    3,947             198
  US Airways Group*                                       1,600              57
  Waste Management (B)                                   13,000             503
  WESCO International*                                    5,379             349
  WW Grainger                                             1,000              88
                                                                  --------------
                                                                         39,921
                                                                  --------------
INFORMATION TECHNOLOGY -- 15.4%
  Activision*                                             4,500              89
  Adobe Systems*                                          1,800              79
  Advanced Energy Industries*                             1,500              37
  Agilent Technologies* (B)                              12,992             496
  Akamai Technologies*                                    6,200             274
  Alliance Data Systems*                                  2,400             187
  Amphenol, Cl A                                          3,800             136
  Apple*                                                  1,500             182
  Applied Materials (B)                                  64,774           1,237
  Arrow Electronics* (B)                                 38,192           1,568
  Atmel*                                                 11,404              64
  Autodesk*                                                 900              41
  Automatic Data Processing                               7,700             383
  Avaya*                                                  4,700              75
  Avnet* (B)                                             25,599           1,097
  BEA Systems*                                            8,100             104
  BMC Software* (B)                                      17,300             573
  Broadcom, Cl A*                                           300               9
  Broadridge Financial Solutions*                           875              18
  CA                                                        700              19
  Cadence Design Systems* (B)                            37,500             852
  CDW                                                       600              51
  Ceridian*                                               2,200              78
  Check Point Software Technologies* (B)                 21,500             502
  Checkfree*                                              3,524             138
  Cisco Systems* (B)                                     92,100           2,479
  Cognizant Technology
    Solutions, Cl A*                                      1,700             134
  Computer Sciences* (B)                                 29,844           1,653
  Compuware*                                             14,600             166
  Convergys*                                             23,400             602
  Dell*                                                     700              19
  Diebold                                                 1,200              60
  DST Systems*                                            2,600             218
  eBay* (B)                                             100,600           3,276
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            37

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Electronic Arts*                                          700   $          34
  Electronic Data Systems (B)                            48,282           1,391
  EMC* (B)                                               38,900             657
  Exar*                                                   7,400             101
  F5 Networks*                                              400              33
  Factset Research Systems                                4,100             262
  Fair Isaac                                              2,200              83
  Fairchild Semiconductor
    International*                                        5,381              99
  Fidelity National Information Services                  2,244             121
  First Data                                              3,190             104
  Fiserv* (B)                                            12,700             752
  Google, Cl A*                                           8,179           4,071
  Harris                                                  1,100              55
  Hewlett-Packard (B)                                    98,608           4,507
  Ingram Micro, Cl A* (B)                                51,905           1,075
  Integrated Device Technology*                           3,800              57
  Intel                                                  40,786             904
  International Business Machines (B)                    46,135           4,918
  International Rectifier*                               10,000             362
  Intevac*                                               12,700             245
  Intuit* (B)                                            95,900           2,925
  Iron Mountain*                                          1,900              52
  Jabil Circuit                                          11,418             263
  Juniper Networks*                                       3,100              76
  Kla-Tencor                                                400              22
  L-1 Identity Solutions*                                10,800             231
  Lam Research*                                           9,579             514
  Lexmark International, Cl A*                            5,800             301
  Linear Technology                                         400              14
  LSI Logic*                                             12,096             105
  Mastercard, Cl A                                          200              30
  McAfee*                                                 3,100             114
  MEMC Electronic Materials*                                900              55
  Mettler Toledo International*                           1,200             118
  Micron Technology*                                      1,000              12
  Microsoft (B)                                         144,200           4,423
  Molex                                                   1,800              54
  Motorola                                                  600              11
  MPS Group*                                              7,700             106
  NCR*                                                    8,402             451
  Network Appliance* (B)                                 16,600             534
  Novatel Wireless*                                       1,900              44
  Novellus Systems*                                       4,200             129
  Nvidia*                                                12,221             424
  Oracle* (B)                                           101,700           1,971
  Paychex                                                54,600           2,206
  PMC - Sierra*                                          36,500             281
  QLogic*                                                 1,300              22
  Qualcomm (B)                                           95,500           4,102
  Rambus*                                                 3,300              62
  Red Hat*                                                  200               5
  Research In Motion*                                    14,200           2,358
  Salesforce.com*                                         2,300             109

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  SanDisk*                                               38,200   $       1,664
  Seagate Technology                                     93,000           1,915
  Silicon Image*                                          6,700              56
  Silicon Laboratories*                                  12,200             422
  SYKES Enterprises*                                      5,900             115
  Symantec*                                              26,500             530
  Synopsys*                                               3,500              93
  Tech Data* (B)                                         25,751             949
  Teradyne*                                              24,600             419
  Texas Instruments                                      32,189           1,138
  Trimble Navigation*                                     1,500              44
  Unisys*                                                27,423             228
  Valueclick*                                            15,700             492
  VeriFone Holdings*                                        900              31
  VeriSign*                                                 500              15
  Vishay Intertechnology*                                31,442             560
  Western Digital*                                       20,079             378
  Western Union                                          69,821           1,567
  Xerox*                                                 15,710             296
  Xilinx                                                 11,700             333
                                                                  --------------
                                                                         70,096
                                                                  --------------
MATERIALS -- 3.4%
  Air Products & Chemicals                                4,100             320
  Albemarle                                               3,200             130
  Alcan (B)                                               7,300             633
  Alcoa (B)                                              15,700             648
  Allegheny Technologies                                  1,400             162
  Ashland                                                 5,800             350
  Ball                                                      900              50
  Bemis                                                   2,200              74
  Cabot                                                   2,000              97
  Carpenter Technology                                      100              13
  Celanese, Ser A                                         3,743             136
  Commercial Metals                                       2,500              88
  Crown Holdings* (B)                                    32,641             814
  Dow Chemical (B)                                        8,700             395
  E.I. Du Pont de Nemours (B)                            14,425             755
  Eagle Materials                                         4,600             231
  Eastman Chemical                                          600              40
  Ecolab                                                  5,800             250
  Florida Rock Industries                                   200              13
  FMC                                                     1,279             107
  Freeport-McMoRan Copper & Gold,
    Cl B                                                  2,211             174
  Gerdau Ameristeel*                                     10,400             163
  Greif, Cl A                                               500              28
  Headwaters*                                               700              14
  Hecla Mining*                                          16,400             131
  Huntsman                                               17,983             360
  International Flavors & Fragrances                      3,900             200
  International Paper (B)                                32,574           1,276
  Lubrizol                                                  500              33
  Lyondell Chemical                                       3,800             141
--------------------------------------------------------------------------------
38            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Methanex                                               11,500   $         298
  Monsanto                                                  400              25
  Mosaic*                                                14,400             506
  Myers Industries                                          500              11
  Nalco Holding                                             600              16
  Nova Chemicals                                         11,600             413
  Nucor (B)                                               6,000             405
  Owens-Illinois (B)                                     29,628           1,007
  Packaging of America                                      100               2
  Pactiv*                                                 5,500             187
  PPG Industries                                            600              46
  Praxair                                                35,300           2,403
  Rohm & Haas                                             3,800             201
  Scotts Miracle-Gro, Cl A                                  400              18
  Sealed Air                                                800              26
  Sigma-Aldrich                                           1,200              52
  Smurfit-Stone Container*                               31,950             413
  Sonoco Products                                         2,500             108
  Southern Copper (B)                                     7,800             692
  Steel Dynamics                                          7,200             338
  Titanium Metals*                                        1,297              45
  United States Steel                                       400              45
  Vulcan Materials (B)                                    4,769             571
                                                                  --------------
                                                                         15,654
                                                                  --------------
TELECOMMUNICATION SERVICES -- 2.7%
  Alltel                                                  6,134             420
  American Tower, Cl A*                                   2,300              99
  AT&T (B)                                               94,592           3,911
  Bell Aliant Regional Communications
    Income Fund (Canada)*                                   254               8
  CenturyTel (B)                                         16,900             835
  Citizens Communications                                10,000             159
  Crown Castle International*                             2,100              77
  Embarq                                                  9,393             604
  Leap Wireless International*                            1,500             128
  NII Holdings*                                           2,064             168
  Qwest Communications
    International* (B)                                   67,609             696
  Rogers Communications, Cl B* (B)                       14,900             618
  Sprint Nextel                                           8,500             194
  Telephone & Data Systems                                8,000             495
  US Cellular* (B)                                       23,649           1,877
  Verizon Communications (B)                             40,078           1,745
  Windstream                                             21,450             322
                                                                  --------------
                                                                         12,356
                                                                  --------------
UTILITIES -- 3.0%
  AES*                                                    4,513             107
  Allegheny Energy*                                       1,800              96
  Allete                                                    200              10
  Alliant Energy                                          3,200             138
  Ameren                                                  3,800             202

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  American Electric Power                                 8,600   $         410
  Atmos Energy                                            3,400             110
  Centerpoint Energy                                     10,900             206
  CMS Energy                                             23,590             431
  Consolidated Edison                                     6,800             332
  Constellation Energy Group                                800              73
  Dominion Resources                                      1,500             133
  DTE Energy                                              1,700              90
  Duke Energy                                               724              14
  Dynegy*                                                 3,500              34
  Edison International (B)                               12,300             717
  Energen (B)                                            14,200             837
  Energy East                                            21,300             515
  Entergy                                                 1,900             215
  Equitable Resources                                     3,600             187
  Exelon                                                  1,100              86
  FirstEnergy (B)                                        15,100           1,045
  FPL Group                                               4,800             307
  Great Plains Energy                                     3,100              96
  Integrys Energy Group                                     300              17
  KeySpan                                                 4,610             192
  MDU Resources Group                                     1,450              44
  Mirant* (B)                                            11,400             529
  National Fuel Gas                                       2,500             114
  NiSource                                                9,100             202
  Northeast Utilities                                    13,614             414
  NRG Energy* (B)                                         6,300             554
  NSTAR                                                   4,600             160
  OGE Energy                                              4,100             151
  Oneok                                                   4,000             216
  Pepco Holdings                                            900              27
  PG&E (B)                                               29,561           1,456
  Pinnacle West Capital                                   4,400             204
  PPL                                                     2,600             119
  Progress Energy                                         7,600             381
  Public Service Enterprise Group                         6,256             556
  Puget Energy                                            4,700             118
  Questar                                                   500              54
  Reliant Energy*                                        10,681             274
  SCANA                                                   1,500              64
  Sempra Energy                                           2,400             147
  Southern                                                3,900             140
  TXU                                                     5,740             387
  UGI                                                     8,600             248
  Vectren                                                 1,100              32
  Wisconsin Energy                                          700              34
  Xcel Energy                                            14,801             340
                                                                  --------------
                                                                         13,565
                                                                  --------------
Total Common Stock
  (Cost $359,249) ($ Thousands)                                         407,400
                                                                  --------------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            39

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 13.1%

MORTGAGE RELATED SECURITIES -- 13.1%
  Aames Mortgage Investment Trust,
    Ser 2005-4, Cl B2 (D)
      8.070%, 06/12/07                            $          40   $          34
  Ace Securities, Ser 2003-OP1, Cl M1 (D)
      6.020%, 06/26/07                                      250             251
  American Home Mortgage Investment
    Trust, Ser 2005-4, Cl 5A (D)
      5.350%, 06/25/07                                      862             865
  American Home Mortgage Investment
    Trust, Ser 2006-1, Cl 2A3 (D)
      5.100%, 06/25/07                                      256             253
  Argent Securities, Ser 2003-W9, Cl M1 (D)
      6.010%, 06/26/07                                      215             216
  Bear Stearns Asset-Backed Securities,
    Ser 2007-AQ2, Cl A1 (D)
      5.420%, 06/30/07                                      789             789
  Bear Stearns Asset-Backed Securities,
    Ser 2007-HE3, Cl 1A1 (D)
      5.440%, 06/30/07                                      752             752
  Bear Stearns Asset-Backed Securities,
    Ser 2007-HE4, Cl 1A1 (D)
      5.440%, 06/30/07                                      909             909
  Bear Stearns Mortgage Funding Trust,
    Ser 2006-SL5, Cl 1A (D)
      5.470%, 06/26/07                                      498             496
  Carrington Mortgage Loan Trust,
    Ser 2007-FRE1, Cl A1 (D)
      5.440%, 06/25/07                                      806             806
  Citigroup Mortgage Loan Trust,
    Ser 2006-FX1, Cl A1 (D)
      5.420%, 06/30/07                                      196             196
  Countrywide Alternative Loan Trust,
    Ser 2004-33, Cl 1A1 (D)
      4.975%, 06/01/07                                      158             160
  Countrywide Alternative Loan Trust,
    Ser 2005-69, Cl M3 (D)
      6.470%, 06/27/07                                      30               30
  Countrywide Asset-Backed Certificates,
    Ser 2004-5, Cl 3A (D)
      5.550%, 06/27/07                                      139             139
  Countrywide Asset-Backed Certificates,
    Ser 2005-7, Cl MV8 (D)
      6.770%, 06/27/07                                      50               49
  Countrywide Asset-Backed Certificates,
    Ser 2006-S1, Cl A2 (D)
      5.549%, 08/25/21                                      267             266
  Countrywide Asset-Backed Certificates,
    Ser 2066-S9, Cl A1 (D)
      5.420%, 06/25/07                                    1,100           1,100
  Countrywide Home Equity Loan Trust,
    Ser 2006-D, Cl 2A (D)
      5.520%, 06/30/07                                      183             183

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Countrywide Home Loans,
    Ser 2006-OA5, Cl 1M4 (D)
      6.370%, 06/27/07                            $          50   $          49
  Countrywide Home Loans,
    Ser 2007-HYB1, Cl 1A1 (D)
      5.581%, 06/01/07                                      844             842
  Credit Suisse Asset-Backed Mortgage
    Trust, Ser 2007-1, Cl 1A1A (D)
      5.898%, 12/25/37                                    1,512           1,511
  Credit-Based Asset Servicing,
    Ser 2007-CB3, Cl A1 (F)
      5.766%, 03/25/37                                    1,409           1,405
  Credit-Based Asset Servicing,
    Ser 2007-CB4, Cl A1A (D)
      5.410%, 06/27/07                                      736             736
  Credit-Based Asset Servicing,
    Ser 2007-CB4, Cl A2A (F)
      5.844%, 04/25/37                                      797             796
  DSLA Mortgage Loan Trust,
    Ser 2006-AR1, Cl M4 (D)
      6.060%, 06/19/07                                       49              48
  DSLA Mortgage Loan Trust,
    Ser 2006-AR1, Cl M5 (D)
      6.130%, 06/19/07                                       30              29
  DSLA Mortgage Loan Trust,
    Ser 2006-AR1, Cl M7 (D)
      7.070%, 06/19/07                                       30              29
  DSLA Mortgage Loan Trust,
    Ser 2006-AR2, Cl M4 (D)
      5.920%, 06/19/07                                       60              59
  FBR Securitization Trust,
    Ser 2005-4, Cl M11 (D)
      7.320%, 06/27/07                                       25              22
  First Franklin Mortgage Loan,
    Ser 2003-FF5, Cl M6 (D)
      8.820%, 06/25/07                                        3               2
  First Franklin Mortgage Loan,
    Ser 2005-FF4, Cl 2A3 (D)
      5.540%, 06/25/07                                      176             176
  First Franklin Mortgage Loan,
    Ser 2006-FF14, Cl A2 (D)
      5.380%, 06/25/07                                      902             902
  First Franklin Mortgage Loan,
    Ser 2006-FFA, Cl A3 (D)
      5.440%, 06/25/07                                    1,080           1,080
  First Franklin Mortgage Loan,
    Ser 2006-FFB, Cl A2 (D)
      5.450%, 06/26/07                                      404             404
  First Horizon Alternative Mortgage Trust,
    Ser 2006-AA6, Cl 2A1 (D)
      5.686%, 06/01/07                                      767             766
  First Horizon Asset Securities,
    Ser 2006-AR1, Cl 2A1 (D)
      5.869%, 06/01/07                                    2,065           2,078
--------------------------------------------------------------------------------
40            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  GMAC Mortgage Loan Trust,
    Ser 2006-HE1, Cl A (D)
      5.530%, 06/25/07                            $         500   $         500
  GS Mortgage Securities,
    Ser 2006-GG6, Cl AM (D)
      5.622%, 04/10/38                                      500             498
  GSAMP Trust, Ser 2007-HE2, Cl A2A (D)
      5.440%, 06/20/07                                      934             935
  Harborview Mortgage Loan Trust,
    Ser 2004-7, Cl 2A1 (D)
      3.409%, 06/01/07                                    1,003           1,015
  Hasco NIM Trust,
    Ser 2006-OP2A, Cl A (E)
      5.856%, 01/26/36                                        2               2
  Holmes Financing,
    Ser 2006-10A, Cl 1C (D) (E)
      5.626%, 07/16/07                                      100             100
  Home Equity Asset Trust,
    Ser 2003-4, Cl M2 (D)
      7.220%, 06/25/07                                       50              50
  Home Equity Asset Trust,
    Ser 2005-9N, Cl A (E)
      6.500%, 05/27/36                                       25              18
  Home Equity Asset Trust,
    Ser 2006-1N, Cl 1A (E)
      6.500%, 05/27/36                                       13              10
  Home Equity Asset Trust,
    Ser 2006-4, Cl 2A1 (D)
      5.380%, 06/01/07                                      613             613
  Home Equity Mortgage Trust,
    Ser 2006-5, Cl A1 (F)
      5.500%, 01/25/37                                    1,391           1,389
  Home Equity Mortgage Trust,
    Ser 2007-2, Cl 2A1A (D)
      5.470%, 06/30/07                                    1,144           1,144
  Impac CMB Trust,
    Ser 2004-10, Cl 4M1 (D)
      5.920%, 03/25/35                                       49              49
  Impac Secured Assets CMO
    Owners Trust, Ser 2006-3, Cl A4 (D)
      5.410%, 06/27/07                                      374             374
  Impac Secured Assets CMO Owners
    Trust, Ser 2006-4, Cl A2A (D)
      5.400%, 06/16/07                                      821             821
  Impac Secured Assets CMO Owners
    Trust, Ser 2006-5, Cl 1A1A (D)
      5.430%, 06/21/07                                    1,429           1,429
  Impac Secured Assets CMO Owners
    Trust, Ser 2007-1, Cl A1 (D)
      5.380%, 06/25/07                                    2,065           2,064
  Impac Secured Assets CMO Owners
    Trust, Ser 2007-2, Cl 1A1A (D)
      5.430%, 05/25/37                                    1,136           1,136

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Impac Secured Assets CMO Owners
    Trust, Ser 2007-3, Cl 1A1A (D)
      5.430%, 06/30/07                            $       1,103   $       1,103
  Indymac Index Mortgage Loan Trust,
    Ser 2006-AR11, Cl 4A1 (D)
      5.807%, 06/01/07                                      627             626
  Indymac Index Mortgage Loan Trust,
    Ser 2006-AR2, Cl M1 (D)
      5.770%, 06/27/07                                      250             251
  Indymac Index Mortgage Loan Trust,
    Ser 2006-AR2, Cl M6 (D)
      7.070%, 04/25/46                                       42              40
  Indymac Index Mortgage Loan Trust,
    Ser 2006-AR4, Cl M4 (D)
      6.020%, 06/25/07                                       30              29
  Indymac Index Mortgage Loan Trust,
    Ser 2006-AR6, Cl M7 (D)
      6.870%, 06/25/07                                       40              38
  Indymac Index Mortgage Loan Trust,
    Ser 2006-AR8, Cl M5 (D)
      5.870%, 06/26/07                                       50              49
  JP Morgan Mortgage Acquisition,
    Ser 2006-RM1, Cl A2 (D)
      5.400%, 06/27/07                                      185             185
  JP Morgan Mortgage Acquisition,
    Ser 2006-WF1, Cl A1B (D)
      5.420%, 06/30/07                                      415             415
  Lehman XS Trust, Ser 2005-5N, Cl M3 (D)
      6.320%, 06/25/07                                       70              69
  Lehman XS Trust, Ser 2005-7N,
    Cl M3II (D)
      6.470%, 06/27/07                                       50              50
  Lehman XS Trust, Ser 2006-10N,
    Cl 1M5 (D)
      5.850%, 07/25/46                                       48              47
  Lehman XS Trust, Ser 2006-11,
    Cl M10 (D)
      7.320%, 06/25/07                                       35              28
  Lehman XS Trust,
    Ser 2006-12N, Cl M4 (D)
      5.870%, 06/25/07                                       45              45
  Lehman XS Trust, Ser 2006-12N,
    Cl M5 (D)
      5.920%, 06/25/07                                       25              24
  Lehman XS Trust, Ser 2006-19,
    Cl A1 (D)
      5.420%, 06/25/07                                      497             498
  Lehman XS Trust, Ser 2006-20,
    Cl A1 (D)
      5.420%, 06/25/07                                    1,358           1,358
  Long Beach Asset Holdings,
    Ser 2006-2, Cl N1 (E)
      5.780%, 04/25/46                                        7               5

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            41

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Master Asset-Backed Securities Trust,
    Ser 2006-AB1, Cl A1 (D)
      5.460%, 06/27/07                            $         116   $         117
  Merrill Lynch Mortgage Investors,
    Ser 2003-HE1, M2 (D)
      6.970%, 06/25/07                                       23              23
  Merrill Lynch Mortgage Investors,
    Ser 2005-A4, Cl 1A (D)
      4.775%, 06/01/07                                      319             321
  Merrill Lynch Mortgage Investors,
    Ser 2005-A8, Cl A1B1 (D)
      5.250%, 06/25/07                                      210             209
  Merrill Lynch Mortgage Investors,
    Ser 2006-MLN1, Cl A2A (D)
      5.390%, 06/29/07                                      439             439
  Merrill Lynch Mortgage Investors,
    Ser 2006-RM4, Cl A2A (D)
      5.400%, 06/27/07                                      458             458
  Merrill Lynch Mortgage Investors,
    Ser 2007-HE2, Cl A2A (D)
      5.440%, 06/30/07                                      904             904
  Merrill Lynch Mortgage Investors,
    Ser 2007-MLN1, Cl A2A (D)
      5.430%, 06/26/07                                    1,591           1,591
  Merrill Lynch Mortgage Investors,
    Ser 2007-SL1, Cl A1A (D)
      5.620%, 06/11/07                                      774             774
  Morgan Stanley Dean Witter Capital I,
    Ser 2002-AM3, Cl M1 (D)
      6.270%, 06/25/07                                      417             417
  National Collegiate Student Loan Trust,
    Ser 2003-3, Cl C (D)
      5.790%, 06/28/07                                      200             200
  National Collegiate Student Loan Trust,
    Ser 2004-2, Cl C (D)
      6.120%, 06/25/07                                      250             257
  New Century Home Equity Loan Trust,
    Ser 2003-B, Cl M1 (D)
      5.970%, 06/27/07                                       87              87
  New Century Home Equity Loan Trust,
    Ser 2005-A, Cl A2 (F)
      4.461%, 06/25/07                                      110             109
  Nomura Asset Acceptance, Ser 2007-1,
    Cl 1A1A (F)
      5.995%, 06/09/07                                      771             771
  Nomura Home Equity Loan, Ser 2007-3,
    Cl 2A1 (D)
      5.460%, 06/30/07                                    1,267           1,267
  Novastar Home Equity Loan, Ser 2007-1,
    Cl A2A (D)
      5.420%, 06/30/07                                    1,425           1,425
  Option One Mortgage Loan Trust,
    Ser 2003-5, Cl M1 (D)
      5.970%, 06/23/07                                       93              93

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Option One Mortgage Loan Trust,
    Ser 2007-HL1, Cl 2A1 (D)
      5.440%, 06/26/07                            $         954   $         954
  Ownit Mortgage Loan Asset-Backed
    Securities Trust, Ser 2006-4,
    Cl A2S (D)
      5.350%, 06/26/07                                      745             745
  Park Place Securities,
    Ser 2005-WHQ2, Cl A2C (D)
      5.550%, 06/28/07                                      222             222
  RAAC, Ser 2006-SP4, Cl A1 (D)
      5.420%, 06/06/07                                      572             572
  RAAC, Ser 2007-SP1, Cl A1 (D)
      5.450%, 06/10/07                                    1,119           1,119
  Residential Asset Mortgage Products,
    Ser 2006-RZ4, Cl A1 (D)
      5.410%, 06/25/07                                      403             403
  Residential Asset Mortgage Products,
    Ser 2007-RS1, Cl A1
      5.400%, 06/09/07                                      682             682
  Residential Asset Securitization Trust,
    Ser 2004-IP2, Cl 3A1 (D)
      5.275%, 06/25/07                                      372             370
  Residential Funding Mortgage Securities,
    Ser 2006-HI5, Cl A1 (D)
      5.420%, 06/25/07                                      587             587
  Resmae Mortgage Loan Trust,
    Ser 2006-1, Cl A2A (D) (E)
      5.420%, 06/25/07                                      597             597
  Resmae Mortgage Loan Trust,
    Ser 2006-1, Cl A2B (D) (E)
      5.470%, 06/25/07                                      100             100
  SB Finance NIM Trust,
    Ser 2005-HE3, Cl N1 (E)
      4.750%, 09/25/35                                       11              11
  SB Finance NIM Trust,
    Ser 2006-KS4N, Cl N1 (E)
      7.500%, 06/25/36                                       12              12
  Saco I Trust, Ser 2005-10, Cl 2A1 (D)
      5.580%, 06/30/07                                      610             610
  Sail NIM Notes, Ser 2006-BC1A, Cl A (E)
      7.000%, 03/27/36                                       37               6
  Soundview Home Equity Loan Trust,
    Ser 2006-OPT5, Cl M1 (D)
      5.570%, 06/19/07                                    1,000             999
  Structured Asset Investment Loan,
    Ser 2003-BC4, Cl M2
      8.320%, 06/25/07                                       93              93
  Structured Asset Securities,
    Ser 2006-GEL4, Cl A1 (D) (E)
      5.440%, 06/27/07                                      735             733
  Structured Asset Securities,
    Ser 2007-GEL2, Cl A1 (D) (E)
      5.470%, 06/25/07                                    1,496           1,496

--------------------------------------------------------------------------------
42            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                ($ Thousands)/shares   ($ Thousands)
--------------------------------------------------------------------------------
  Terwin Mortgage Trust, Ser 2006-17HE,
    Cl A2A (D) (E)
      5.400%, 06/25/07                            $         855   $         854
  Terwin Mortgage Trust, Ser 2006-2HGS,
    Cl B1 (D) (E)
      6.100%, 06/25/07                                       35               6
  Terwin Mortgage Trust, Ser 2006-6,
    Cl A1 (D)
      4.500%, 07/25/37                                      140             139
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-HY2, Cl 1A1 (D)
      5.776%, 04/25/37                                      781             783
  Washington Mutual Mortgage Pass-
    Through Certificates, Ser 2007-HY4,
    Cl 1A1 (D)
      5.575%, 06/01/07                                      962             953
  Washington Mutual Mortgage Pass-
    Through Certificates, Ser 2007-HY6,
    Cl 1A1 (D)
      5.707%, 06/25/37                                    1,600           1,600
                                                                  --------------
Total Asset-Backed Securities
  (Cost $59,624) ($ Thousands)                                           59,543
                                                                  --------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS -- 5.1%
  FHLMC TBA
      6.000%, 11/01/21                                      972             982
  FNMA ARM
      5.568%, 05/01/36                                      262             263
  FNMA TBA
      6.500%, 06/01/37                                    7,000           7,109
      6.000%, 06/17/19                                    1,000           1,010
      5.500%, 01/01/21                                      896             889
      5.500%, 02/01/21                                      925             918
      5.500%, 06/01/22                                    8,000           7,937
      5.000%, 06/17/21                                    3,100           3,022
  GNMA ARM
      5.500%, 01/20/34                                      365             367
      5.500%, 12/20/35                                      171             173
      5.500%, 01/20/36                                      190             192
      5.000%, 08/20/36                                      228             229
                                                                  --------------
Total U.S. Government Agency
  Mortgage-Backed Obligations
  (Cost $23,207) ($ Thousands)                                           23,091
                                                                  --------------
CASH EQUIVALENT -- 2.9%
  SEI Daily Income Trust,
    Prime Obligation Fund, Cl A,
    5.330%**++                                       13,302,140          13,302
                                                                  --------------
Total Cash Equivalent
  (Cost $13,302) ($ Thousands)                                           13,302
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.1%
  FHLMC (A) (C)
      5.249%, 11/09/07                            $       1,450   $       1,417
      5.193%, 07/02/07                                       75              75
  FHLMC (C)
      5.233%, 07/16/07                                       50              50
  FHLMC CMO STRIPS, Ser 232, Cl IO, IO
      5.000%, 08/01/35                                    2,205             556
  FNMA (A) (C)
      5.204%, 06/27/07                                    1,700           1,694
      5.200%, 06/06/07                                       50              50
  FNMA CMO STRIPS, Ser 360, Cl 2, IO
      5.000%, 08/01/35                                    3,062             777
  FNMA CMO STRIPS, Ser 377, Cl 2, IO
      5.000%, 10/01/36                                      577             150
                                                                  --------------
Total U.S. Government Agency Obligations
  (Cost $4,704) ($ Thousands)                                             4,769
                                                                  --------------
CORPORATE OBLIGATIONS -- 0.4%

CONSUMER DISCRETIONARY -- 0.1%
  COX Communications
      4.625%, 06/01/13                                       40              38
  CVS Caremark
      5.750%, 06/01/17                                       70              69
  Comcast
      5.300%, 01/15/14                                       50              49
  Time Warner
      6.875%, 05/01/12                                       40              42
                                                                  --------------
                                                                            198
                                                                  --------------
ENERGY -- 0.0%
  Kinder Morgan Energy Partners
      5.000%, 12/15/13                                       40              38
                                                                  --------------
FINANCIALS -- 0.3%
  Bear Stearns
      5.350%, 02/01/12                                      135             134
  CIT Group
      5.000%, 02/13/14                                       55              52
  Capmark Financial Group (E)
      6.300%, 05/10/17                                       18              18
      5.875%, 05/10/12                                       35              35
  Credit Suisse First Boston USA
      6.500%, 01/15/12                                       25              26
  Genworth Financial
      5.750%, 06/15/14                                       40              40
  Goldman Sachs Group
      5.500%, 11/15/14                                       80              79
  Household Finance
      6.375%, 10/15/11                                       40              41
  JPMorgan Chase
      5.125%, 09/15/14                                       40              39

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            43

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Lehman Brothers Holdings MTN
      5.750%, 05/17/13                            $          15   $          15
      5.500%, 04/04/16                                       25              25
      5.250%, 02/06/12                                       65              64
  Morgan Stanley (D)
      4.750%, 04/01/14                                       40              38
  Morgan Stanley MTN, Ser G (D)
      5.650%, 07/04/07                                      130             130
  Residential Capital
      6.500%, 04/17/13                                       75              74
  Simon Property Group+
      5.600%, 09/01/11                                       35              35
  Simon Property Group+
      5.750%, 12/01/15                                       25              25
  Wachovia
      5.300%, 10/15/11                                      170             169
      4.875%, 02/15/14                                       25              24
  Washington Mutual Preferred
    Funding (D) (E)
      6.534%, 03/15/49                                      215             210
  istar Financial, Ser 1+
      5.875%, 03/15/16                                       25              24
                                                                  --------------
                                                                          1,297
                                                                  --------------
HEALTH CARE -- 0.0%
  Aetna
      5.750%, 06/15/11                                       40              41
  Teva Pharmaceutical Finance LLC
      5.550%, 02/01/16                                       40              39
  Wellpoint
      6.800%, 08/01/12                                       25              26
                                                                  --------------
                                                                            106
                                                                  --------------
INDUSTRIALS -- 0.0%
  Lafarge
      6.150%, 07/15/11                                       25              25
  US Steel
      5.650%, 06/01/13                                       35              35
                                                                  --------------
                                                                             60
                                                                  --------------
TELECOMMUNICATION SERVICES -- 0.0%
  Vodafone Group PLC
      5.625%, 02/27/17                                       75              73
      5.350%, 02/27/12                                       25              25
                                                                  --------------
                                                                             98
                                                                  --------------
UTILITIES -- 0.0%
  Dominion Resources
      4.750%, 12/15/10                                       25              24
  Exelon Generation
      6.950%, 06/15/11                                       40              42
                                                                  --------------
                                                                             66
                                                                  --------------
Total Corporate Obligations
  (Cost $1,857) ($ Thousands)                                             1,863
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                ($ Thousands)/shares   ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.3%
  U.S. Treasury Bills (A) (C)
      4.814%, 08/23/07                            $         185   $         183
      4.747%, 07/05/07                                      200             199
  U.S. Treasury Bond
      2.375%, 04/15/11                                      931             926
                                                                  --------------
Total U.S. Treasury Obligations
  (Cost $1,312) ($ Thousands)                                             1,308
                                                                  --------------

COMMERCIAL PAPER (C) -- 0.2%

FINANCIALS -- 0.2%
  Meridian Funding
      5.320%, 06/01/07                                      800             800
                                                                  --------------
Total Commercial Paper
  (Cost $800) ($ Thousands)                                                 800
                                                                  --------------
Total Investments -- 112.8%
  (Cost $464,055) ($ Thousands)                                   $     512,076
                                                                  ==============

COMMON STOCK SOLD SHORT -- (11.5)%

CONSUMER DISCRETIONARY -- (3.5)%
  Advance Auto Parts                                     (9,000)           (373)
  Amazon.com*                                            (6,900)           (477)
  Apollo Group, Cl A*                                    (3,991)           (191)
  Barnes & Noble                                         (8,800)           (376)
  Career Education*                                     (19,564)           (682)
  Circuit City Stores                                   (18,600)           (299)
  Coldwater Creek*                                      (14,700)           (365)
  Corinthian Colleges*                                  (17,700)           (259)
  CVS Caremark                                           (1,400)            (54)
  Discovery Holding, Cl A*                              (51,133)         (1,196)
  Dreamworks Animation SKG, Cl A*                       (11,066)           (331)
  Eastman Kodak                                          (7,500)           (190)
  Gentex                                                (75,167)         (1,334)
  H&R Block                                             (19,000)           (450)
  Hilton Hotels                                          (7,000)           (249)
  International Game Technology                          (9,314)           (374)
  International Speedway, Cl A                             (546)            (29)
  Las Vegas Sands*                                      (10,100)           (788)
  Liberty Media Holding-Capital, Ser A*                 (11,390)         (1,286)
  MDC Holdings                                          (22,292)         (1,211)
  News, Cl A                                             (5,500)           (122)
  Penn National Gaming*                                  (3,800)           (203)
  Pulte Homes                                           (22,500)           (614)
  Quiksilver*                                           (26,700)           (377)
  R.H. Donnelley                                        (11,121)           (867)
  Sally Beauty Holdings                                 (25,600)           (235)
  Scientific Games, Cl A*                               (25,900)           (967)
  Standard-Pacific                                      (43,588)           (929)
  Tiffany                                                (5,372)           (282)
  Tractor Supply*                                        (1,424)            (76)

--------------------------------------------------------------------------------
44            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Urban Outfitters*                                        (225)  $          (6)
  Warner Music Group                                    (28,000)           (471)
  XM Satellite Radio Holdings, Cl A*                    (25,600)           (296)
                                                                  --------------
                                                                        (15,959)
                                                                  --------------
CONSUMER STAPLES -- (0.1)%
  Hansen Natural*                                        (3,900)           (155)
  Whole Foods Market                                     (4,570)           (188)
                                                                  --------------
                                                                           (343)
                                                                  --------------
ENERGY -- (1.7)%
  Arch Coal                                             (14,011)           (566)
  Cameco                                                (13,200)           (686)
  CNX Gas Corp*                                         (12,300)           (362)
  Consol Energy                                            (800)            (39)
  Diamond Offshore Drilling                              (1,100)           (104)
  Enbridge                                              (13,200)           (470)
  Foundation Coal Holdings                               (2,789)           (123)
  Peabody Energy                                        (11,357)           (614)
  Pioneer Natural Resources                              (1,802)            (93)
  Pogo Producing                                        (20,651)         (1,116)
  Quicksilver Resources*                                (39,041)         (1,737)
  Rowan                                                 (11,000)           (434)
  Smith International                                    (3,000)           (166)
  Spectra Energy                                        (21,052)           (561)
  Tetra Technologies*                                   (15,000)           (419)
  W&T Offshore                                          (13,800)           (406)
                                                                  --------------
                                                                         (7,896)
                                                                  --------------
FINANCIALS -- (1.2)%
  Affiliated Managers Group*                               (300)            (39)
  Camden Property Trust+                                 (3,600)           (269)
  Capitol Federal Financial                             (11,000)           (423)
  Douglas Emmett+                                        (7,935)           (209)
  East West Bancorp                                        (562)            (23)
  Fidelity National Financial, Cl A                      (4,300)           (121)
  Hudson City Bancorp                                  (110,172)         (1,453)
  Leucadia National                                     (32,166)         (1,153)
  Marsh & McLennan                                       (1,500)            (49)
  Nasdaq Stock Market*                                   (8,800)           (293)
  Peoples United Financial                              (21,420)           (432)
  T. Rowe Price Group                                    (1,500)            (77)
  Valley National Bancorp                               (31,682)           (776)
                                                                  --------------
                                                                         (5,317)
                                                                  --------------
HEALTH CARE -- (1.6)%
  Advanced Medical Optics                                (9,700)           (341)
  Affymetrix*                                           (11,300)           (294)
  Amylin Pharmaceuticals*                                (4,256)           (197)
  Boston Scientific*                                     (2,094)            (33)
  Brookdale Senior Living                               (18,913)           (893)
  Cooper                                                (12,699)           (700)

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Endo Pharmaceuticals Holdings*                         (9,100)  $        (321)
  Omnicare                                              (17,100)           (640)
  Patterson*                                             (2,200)            (83)
  Pharmaceutical Product Development                    (22,336)           (815)
  Qiagen*                                                (6,800)           (118)
  Resmed*                                               (16,600)           (748)
  Respironics*                                           (8,800)           (389)
  Tenet Healthcare*                                     (92,700)           (644)
  Thermo Fisher Scientific*                              (5,700)           (311)
  Vertex Pharmaceuticals*                               (26,530)           (792)
                                                                  --------------
                                                                         (7,319)
                                                                  --------------
INDUSTRIALS -- (1.0)%
  Avis Budget Group                                      (2,800)            (85)
  Corporate Executive Board                             (11,790)           (784)
  Covanta Holding*                                       (6,200)           (154)
  Expeditors International Washington                    (7,400)           (323)
  Fastenal                                               (5,266)           (228)
  Joy Global                                             (3,900)           (221)
  Kirby*                                                 (4,900)           (196)
  Oshkosh Truck                                          (6,200)           (382)
  Southwest Airlines                                    (64,097)           (917)
  Spirit Aerosystems Holdings, Cl A*                    (12,300)           (429)
  Steelcase, Cl A                                        (8,500)           (165)
  Stericycle*                                            (3,680)           (336)
  UTi Worldwide                                         (14,500)           (406)
                                                                  --------------
                                                                         (4,626)
                                                                  --------------
INFORMATION TECHNOLOGY -- (1.9)%
  Advanced Micro Devices*                               (26,931)           (384)
  Automatic Data Processing                              (1,489)            (74)
  Avid Technology*                                       (7,700)           (263)
  CACI International, Cl A*                              (1,400)            (72)
  Ceridian*                                             (11,000)           (389)
  Equinix*                                               (4,200)           (367)
  F5 Networks*                                           (2,005)           (163)
  Fair Isaac                                             (9,170)           (347)
  Global Payments                                        (2,585)           (104)
  Intersil, Cl A                                        (15,739)           (474)
  Juniper Networks*                                     (14,316)           (349)
  Linear Technology                                      (4,803)           (172)
  LSI Logic*                                            (41,100)           (357)
  Mastercard, Cl A                                          (40)             (6)
  MEMIC Electronic Materials*                            (5,900)           (359)
  Micron Technology                                     (27,600)           (336)
  Novell*                                               (23,100)           (181)
  Paychex                                               (27,752)         (1,121)
  PMC-Sierra*                                              (426)             (3)
  QLogic*                                               (23,743)           (405)
  Rambus*                                                (5,511)           (104)
  Red Hat*                                               (9,100)           (223)
  Salesforce.com*                                       (16,419)           (776)

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            45

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  SanDisk*                                              (11,045)  $        (481)
  SAVVIS*                                                (9,200)           (462)
  Silicon Laboratories*                                 (18,879)           (654)
                                                                  --------------
                                                                         (8,626)
                                                                  --------------
MATERIALS -- (0.3)%
  Ivanhoe Mines*                                        (40,700)           (578)
  Mosaic                                                (19,100)           (671)
                                                                  --------------
                                                                         (1,249)
                                                                  --------------
TELECOMMUNICATION SERVICES -- (0.2)%
  Crown Castle International*                              (347)            (13)
  Level 3 Communications*                               (15,207)            (89)
  NII Holdings, Cl B*                                    (3,500)           (285)
  SBA Communications, Cl A*                              (5,226)           (168)
  Windstream                                             (9,863)           (148)
                                                                  --------------
                                                                           (703)
                                                                  --------------
UTILITIES -- 0.0%
   Aqua America                                          (9,900)           (226)
                                                                  --------------
Total Common Stock Sold Short
   (Proceeds $(49,046)) ($ Thousands)                             $     (52,264)
                                                                  --------------

A summary of the open futures contracts held by the Fund at May 31, 2007, is as follows (See Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                       NUMBER OF                  APPRECIATION
         TYPE OF                       CONTRACTS    EXPIRATION   (DEPRECIATION)
         CONTRACT                    LONG (SHORT)      DATE      ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                             (12)        Mar-2008    $           10
90-Day Euro$                              (2)        Mar-2009                 2
90-Day Euro$                              (7)        Mar-2010                 4
90-Day Euro$                              (8)        Mar-2011                 4
90-Day Euro$                              (1)        Mar-2012                 1
90-Day Euro$                             (11)        Jun-2007                 8
90-Day Euro$                               6         Jun-2008                (3)
90-Day Euro$                              24         Jun-2009               (20)
90-Day Euro$                             (38)        Jun-2010                27
90-Day Euro$                              (3)        Jun-2011                 3
90-Day Euro$                              (9)        Sep-2007                 7
90-Day Euro$                              (6)        Sep-2008                 7
90-Day Euro$                              24         Sep-2009               (20)
90-Day Euro$                              (7)        Sep-2010                 4
90-Day Euro$                              (3)        Sep-2011                 3
90-Day Euro$                             (36)        Dec-2007                21
90-Day Euro$                             (17)        Dec-2008                14
90-Day Euro$                              (7)        Dec-2009                 4
90-Day Euro$                              (7)        Dec-2010                 4
90-Day Euro$                              (1)        Dec-2011                 1
S&P 500 Index                            252         Jun-2007             6,476
U.S. 2 Year Treasury Note                  2         Sep-2007                (1)
U.S. 5 Year Treasury Note                (30)        Sep-2007                 4
U.S. 10 Year Treasury Note                20         Sep-2007               (11)
U.S. Long Treasury Bond                    4         Sep-2007                (1)
                                                                 --------------
                                                                 $        6,548
                                                                 ==============

A summary of outstanding swap agreements held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):

----------------------------------------------------------------------------------------------------------------------
                                                  TOTAL RETURN SWAPS
----------------------------------------------------------------------------------------------------------------------
                                                                                           NOTIONAL       UNREALIZED
                                                                           EXPIRATION       AMOUNT       APPRECIATION
DESCRIPTION                                                                   DATE       (THOUSANDS)     ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Receive payment on the monthly reset spread from Banc of America - CMBS
  AAA10Yr Index plus 8 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Bank of America)                        09/30/07          5,000    $            8
Receive payment on the monthly reset spread from Banc of America - CMBS
  AAA10Yr Index plus 5 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Bank of America)                        08/01/07          7,500                37
Receive payment on the monthly reset spread from Banc of America - CMBS
  IG 10Yr Index plus 20 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Bank of America)                        10/31/07          3,000                (5)
Receive payment on the monthly reset spread from Lehman Brothers - CMBS
  AAA 8.5 Plus Index minus 5 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Wachovia)                          06/30/07          5,000                 2
Receive payment on the monthly reset spread from Lehman Brothers - CMBS
  AAA 8.5 Plus Index plus 12 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Merrill Lynch)                     09/30/07          5,000                 3
                                                                                                        --------------
                                                                                                        $           45
                                                                                                        ==============

----------------------------------------------------------------------------------------------------------------------
                                                 CREDIT DEFAULT SWAPS
----------------------------------------------------------------------------------------------------------------------
                                                                                                          UNREALIZED
                                                                                           NOTIONAL      APPRECIATION
                                                                           EXPIRATION       AMOUNT      (DEPRECIATION)
DESCRIPTION                                                                   DATE       (THOUSANDS)     ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Fund receives monthly payment of 0.4400% (5.280% per annum) times the notional amount of the ABX.HE.A 06-2 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Bank of America)                    05/25/46          6,000    $          (18)
Fund pays quarterly payment of 0.3200% (1.280% per annum) times the notional amount of Alcan, Inc., 4.875%, 09/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        03/20/14            200                 1
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of Alcan, Inc., 4.875%, 09/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/13            250                 1
Fund pays quarterly payment of 0.4400% (1.760% per annum) times the notional amount of Autozone, Inc., 5.875%, 10/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11            250                (2)
Fund pays quarterly payment of 0.5500% (2.200% per annum) times the notional amount of Black & Decker Corp., 7.125%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11            250                (1)

--------------------------------------------------------------------------------
46            SEI Institutional Investments Trust / Annual Report / May 31, 2007

----------------------------------------------------------------------------------------------------------------------
                                                                                                          UNREALIZED
                                                                                           NOTIONAL      APPRECIATION
                                                                           EXPIRATION       AMOUNT      (DEPRECIATION)
DESCRIPTION                                                                   DATE       (THOUSANDS)     ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.2000% (0.800% per annum) times the notional amount of Campbell Soup Co., 4.875%, 10/01/13. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        06/20/14            350    $           (1)
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined obligation.
 (Counterparty: Bank of America)                                             12/20/11          4,600                32
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined obligation.
  (Counterparty: Bank of America)                                            12/20/11            300                 1
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined obligation.
  (Counterparty: Bank of America)                                            12/20/11            200                --
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined obligation.
  (Counterparty: Bank of America)                                            12/20/11            250                --
Fund pays quarterly payment of 0.4450% (1.780% per annum) times the notional amount of Darden Restaurants, Inc., 7.125%, 02/01/16. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11            250                (1)
Fund pays quarterly payment of 0.3900% (1.560% per annum) times the notional amount of Johnson Controls, Inc., 7.125%, 07/15/17. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13            250                (2)
Fund pays quarterly payment of 0.4250% (1.700% per annum) times the notional amount of Eastman Chemical Co., 7.600%, 02/01/27. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11            250                (1)
Fund pays quarterly payment of 1.1800% (4.720% per annum) times the notional amount of Gap, Inc., 8.800%, 12/15/08. Upon a defined credit event, Fund will receive the notional amount and deliver the defined
  obligation. (Counterparty: Bank of America)                                12/20/11            250                --
Fund pays quarterly payment of 0.3700% (1.480% per annum) times the notional amount of Johnson Controls, Inc., 7.125%, 07/15/17. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13            250                --
Fund pays quarterly payment of 0.4750% (1.900% per annum) times the notional amount of The Limited, Inc., 6.125%, 12/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11            250                (1)
Fund pays quarterly payment of 0.7300% (2.920% per annum) times the notional amount of Masco Corp., 5.875%, 07/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/13            250                (2)
Fund pays quarterly payment of 0.4750% (1.900% per annum) times the notional amount of MeadWestvaco, 6.850%, 04/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11            250                (1)
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of MGIC Investment Corp., 6.000%, 03/15/07. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13            250                --

----------------------------------------------------------------------------------------------------------------------
                                                                                                          UNREALIZED
                                                                                           NOTIONAL      APPRECIATION
                                                                           EXPIRATION       AMOUNT      (DEPRECIATION)
DESCRIPTION                                                                   DATE       (THOUSANDS)     ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.2200% (0.880% per annum) times the notional amount of Nucor Corp., 4.875%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11            250    $            1
Fund pays quarterly payment of 0.1400% (0.560% per annum) times the notional amount of Pitney Bowes, Inc., 4.625%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11            500                 1
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of PMI Group, Inc., 6.000%, 09/15/16. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/13            250                 2
Fund pays quarterly payment of 0.3900% (1.560% per annum) times the notional amount of Radian Group, Inc., 7.750%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13            250                 2
Fund pays quarterly payment of 0.1900% (0.760% per annum) times the notional amount of TJX Cos, Inc., 7.450%, 12/15/09. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11            250                (1)
Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Weyerhaeuser, Co., 6.750%, 03/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11            250                --
Fund receives monthly payment of 0.5400% (6.480% per annum) times the notional amount of the ABX.HE.A 06-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: JPMorgan Chase)                     07/25/45            625                 3
Fund receives monthly payment of 0.6400% (7.680% per annum) times the notional amount of the ABX.HE.A 07-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: JPMorgan Chase)                     08/25/37            500                 2
Fund pays quarterly payment of 0.3400% (1.360% per annum) times the notional amount of Agrium, Inc., 8.250%, 02/15/11. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11            250                 2
Fund pays quarterly payment of 0.4600% (1.840% per annum) times the notional amount of Autozone, Inc., 5.875%, 10/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11            250                --
Fund pays quarterly payment of 0.5500% (2.200% per annum) times the notional amount of Black & Decker Corp., 7.125%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/11            250                --
Fund pays quarterly payment of 0.2150% (0.860% per annum) times the notional amount of Carnival Corp., 6.650%, 01/15/28. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         06/20/12            200                --
Fund pays quarterly payment of 0.2600% (1.040% per annum) times the notional amount of Dow Chemical Co., 6.000%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/13            250                 1

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            47

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund (Concluded)
May 31, 2007

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                                                              NOTIONAL      APPRECIATION
                                                                              EXPIRATION      AMOUNT       (DEPRECIATION)
DESCRIPTION                                                                      DATE       (THOUSANDS)     ($ THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
Fund pays quarterly payment of 1.1800% (4.720% per annum) times the notional amount of Gap, Inc., 8.800%, 12/15/08. Upon a defined credit event, Fund will receive the notional amount and deliver the defined
  obligation. (Counterparty: JPMorgan Chase)                                    12/20/11            250    $           1
Fund pays quarterly payment of 0.3900% (1.560% per annum) times the notional amount of Hasbro, Inc., 2.750%, 12/01/21. Upon a defined credit event, Fund will receive the notional amount and deliver the defined
  obligation. (Counterparty: JPMorgan Chase)                                    12/20/11            250               (2)
Fund pays quarterly payment of 0.7700% (3.080% per annum) times the notional amount of Jones Apparel Group, Inc., 5.125%, 11/15/14. Upon a
  defined credit event, Fund will receive the notional amount and deliver
  the defined obligation. (Counterparty: JPMorgan Chase)                        12/20/11            250               (4)
Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Lubrizol Corp., 7.250%,06/15/35. Upon a defined credit event, Fund will receive the notional amount and deliver the defined
  obligation. (Counterparty: JPMorgan Chase)                                    12/20/11            250               (1)
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of MGIC Investment Corp., 6.000%, 11/01/15. Upon a defined credit event, Fund will receive the notional amount and deliver
  the defined obligation. (Counterparty: JPMorgan Chase)                        12/20/13            250                3
Fund pays quarterly payment of 0.2800% (1.120% per annum) times the notional amount of Nordstrom, Inc., 6.950%, 03/15/28. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                            12/20/13            250               (1)
Fund pays quarterly payment of 0.2200% (0.880% per annum) times the notional amount of Nucor Corp., 4.875%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the defined
  obligation. (Counterparty: JPMorgan Chase)                                    12/20/11            250                1
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of PMI Group, Inc., 6.000%, 09/15/16. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                            12/20/13            250               (1)
Fund pays quarterly payment of 0.2000% (0.800% per annum) times the notional amount of PPG Industries, Inc., 7.050%, 08/15/09. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                            12/20/11            250               (1)
Fund pays quarterly payment of 0.3900% (1.560% per annum) times the notional amount of Radian Group, Inc., 7.750%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                            12/20/13            250               (1)
Fund pays quarterly payment of 0.2700% (1.080% per annum) times the notional amount of Southwest Airlines Co., 6.500%, 03/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver
  the defined obligation. (Counterparty: JPMorgan Chase)                        12/20/11            250               --
Fund receives monthly payment of 0.5400% (6.480% per annum) times the notional amount of the ABX.HE.A 06-1 Index. Upon a defined credit event,
  Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Merrill Lynch)                         07/25/45            500                2
Fund receives monthly payment of 0.6400% (7.680% per annum) times the notional amount of the ABX.HE.A 07-1 Index. Upon a defined credit event,
  Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Merrill Lynch)                         08/25/37            500               (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                                                              NOTIONAL      APPRECIATION
                                                                              EXPIRATION      AMOUNT       (DEPRECIATION)
DESCRIPTION                                                                     DATE        (THOUSANDS)     ($ THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  obligation. (Counterparty: Merrill Lynch)                                     12/20/11            200    $           1
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG., Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined obligation.
  (Counterparty: Merrill Lynch)                                                 12/20/11          1,250                9
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined obligation.
  (Counterparty: Merrill Lynch)                                                 12/20/11          4,600               32
Fund pays quarterly payment of 0.4400% (1.760% per annum) times the notional amount of Dow Chemical Co., 6.000%, 10/01/12. Upon a defined credit event, Fund pays the notional amount and takes receipt of the
  defined obligation. (Counterparty: Merrill Lynch)                             12/20/11            500               (5)
Fund pays quarterly payment of 0.2500% (1.000% per annum) times the notional amount of Dow Chemical Co., 6.000%,10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                             12/20/13            250                1
Fund pays quarterly payment of 0.1300% (0.520% per annum) times the notional amount of Lowe's Cos., 8.250%, 06/01/10. Upon a defined credit event, Fund will receive the notional amount and deliver the defined
  obligation. (Counterparty: Merrill Lynch)                                     12/20/11            250               --
Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Lubrizol Corp., 7.250%, 06/15/25. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                             12/20/11            250               (2)
Fund pays quarterly payment of 0.9000% (3.600% per annum) times the notional amount of MDC Holdings, Inc., 5.500%, 05/15/13. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                             12/20/11            250               (4)
Fund pays quarterly payment of 0.2800% (1.120% per annum) times the notional amount of Nordstrom, Inc., 6.950%, 03/15/28. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                             12/20/13            250               --
Fund pays quarterly payment of 0.6900% (2.760% per annum) times the notional amount of RR Donnelly & Sons Co., 4.950%, 04/01/14. Upon a defined credit event, Fund will receive the notional amount and deliver
  the defined obligation. (Counterparty: Merrill Lynch)                         12/20/11            250                1
Fund pays quarterly payment of 0.2700% (1.080% per annum) times the notional amount of Southwest Airlines Co., 6.500%, 03/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver
  the defined obligation. (Counterparty: Merrill Lynch)                         12/20/11            250               --
Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Weyerhaeuser, Co., 6.750%, 03/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                             03/20/12            250               (1)
Fund pays quarterly payment of 0.3380% (1.352% per annum) times the notional amount of Whirlpool Corp., 7.750%, 07/15/16. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                            12/20/11            250               --
                                                                                                           -------------
                                                                                                           $          44
                                                                                                           =============

--------------------------------------------------------------------------------
48            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $453,954 ($ Thousands).

*     Non-income producing security.

**    Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investments Trust

++    Affiliated security

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.

(B) All or a portion of this security is held as collateral for securities sold short. The total value of collateral for securities sold short at May 31, 2007 was $169,840 ($ Thousands).

(C) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The date reported on the Schedule of Investments is the next reset date.

(E) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(F) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on May 31, 2007. The coupon on a step bond changes on a specified date.

ARM -- Adjustable Rate Mortgage
Cl -- Class
CMO -- Collateralized Mortgage Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
PLC -- Public Liability Company
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
Amounts designated as "--" are $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            49

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

17.9%    Financials
12.6%    Asset-Backed Securities
 9.7%    Information Technology
 8.3%    Health Care
 7.9%    Consumer Discretionary
 7.8%    Industrials
 7.1%    Consumer Staples
 6.7%    Energy
 5.4%    U.S. Government Agency Mortgage-Backed Obligations
 4.6%    Short-Term Investments
 2.8%    Telecommunication Services
 2.7%    Utilities
 2.7%    Materials
 2.0%    Commercial Paper
 1.2%    U.S. Government Agency Obligations
 0.4%    U.S. Treasury Obligations
 0.1%    Certificate of Deposit
 0.1%    Master Note

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 77.6%

CONSUMER DISCRETIONARY -- 8.4%
  Abercrombie & Fitch, Cl A                              25,300   $       2,091
  Aeropostale (B)*                                      126,700           5,866
  Amazon.com*                                            44,500           3,077
  American Eagle Outfitters (B)                         138,200           3,731
  Apollo Group, Cl A*                                    17,400             835
  Autozone*                                              23,600           3,036
  Best Buy                                               20,048             968
  Big Lots*                                             130,000           4,095
  Brinker International (B)                              37,650           1,203
  Cablevision Systems, Cl A                             686,386          24,840
  Carmax (B)*                                            40,924             982
  CBS, Cl B                                             239,140           7,954
  Clear Channel Communications                           46,203           1,774
  Coach*                                                163,800           8,413
  Comcast, Cl A (B)*                                    852,892          23,378
  Darden Restaurants                                     74,600           3,400
  Dillard's, Cl A                                        66,800           2,425
  DIRECTV Group*                                      1,041,711          24,334
  Dollar General                                         90,000           1,948
  Eastman Kodak                                         254,202           6,447
  EchoStar Communications, Cl A (B)*                    223,875          10,312
  Family Dollar Stores                                   20,300             683
  Federated Department Stores*                          176,826           7,061
  Ford Motor (B)                                      2,762,145          23,036
  Gannett                                                 9,500             559
  General Motors (B)                                    665,129          19,947
  Gentex                                                107,200           1,903
  Goodyear Tire & Rubber*                               350,808          12,443
  Gymboree (B)*                                          85,900           3,840
  Hanesbrands*                                           83,458           2,178
  Harley-Davidson (B)                                   144,000           8,797
  Harman International Industries                         5,200             617
  Harrah's Entertainment                                  3,818             326
  Hasbro                                                178,700           5,745
  Hilton Hotels                                         148,618           5,283
  Home Depot                                            293,195          11,396

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  IAC/InterActive (B)*                                  236,900   $       8,197
  Idearc*                                                45,748           1,613
  International Game Technology                          96,800           3,890
  Interpublic Group*                                    177,400           2,084
  J. Crew Group*                                         15,000             673
  J.C. Penney                                           345,295          27,789
  Jack in the Box (B)*                                    6,300             482
  Johnson Controls                                       40,795           4,475
  Jones Apparel Group                                   188,500           5,614
  Kellwood                                               33,300             959
  Kohl's (B)*                                           303,900          22,890
  Lamar Advertising, Cl A                                53,000           3,472
  Limited Brands                                         27,300             717
  Marriott International, Cl A (B)                      426,981          19,662
  Marvel Entertainment (B)*                              37,300           1,030
  Mattel                                                444,500          12,450
  McDonald's                                            734,432          37,126
  McGraw-Hill                                            46,200           3,248
  Newell Rubbermaid                                      19,900             632
  News, Cl A                                            764,500          16,888
  Nike, Cl B                                             19,900           1,129
  Nordstrom                                             191,026           9,920
  Office Depot*                                         683,471          24,878
  OfficeMax                                              87,500           3,929
  Omnicom Group                                          47,100           4,960
  Papa John's International*                             12,100             374
  Polo Ralph Lauren                                      70,500           6,876
  RadioShack                                            136,200           4,650
  Sears Holdings (B)*                                   145,912          26,267
  Select Comfort (B)*                                    13,000             236
  Sherwin-Williams                                      122,800           8,306
  Snap-On                                                45,600           2,466
  Starbucks*                                             76,208           2,196
  Target (B)                                            210,862          13,164
  Tiffany                                                32,500           1,709
  Time Warner                                         1,175,028          25,110
  TJX                                                   125,500           3,510
  United Auto Group (B)                                  46,052           1,024
  Universal Technical Institute (B)*                     15,800             373
  VF                                                     91,300           8,562
  Viacom, Cl B*                                         244,700          10,992
  Walt Disney                                         1,361,431          48,249
  Wendy's International                                 126,700           5,084
  Whirlpool                                             119,239          13,313
  Wyndham Worldwide*                                     18,400             684
  Yum! Brands                                           208,100          14,093
                                                                  --------------
                                                                        660,868
                                                                  --------------
CONSUMER STAPLES -- 7.7%
  Altria Group                                          791,053          56,244
  Anheuser-Busch                                        142,225           7,586
  Archer-Daniels-Midland                                780,652          27,354
  Avon Products                                          17,900             687

--------------------------------------------------------------------------------
50            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Campbell Soup                                         104,700   $       4,157
  Clorox                                                395,999          26,587
  Coca-Cola                                             894,187          47,383
  Colgate-Palmolive                                     225,800          15,120
  ConAgra Foods                                         520,900          13,283
  CVS                                                   228,857           8,820
  Dean Foods                                             98,500           3,227
  Estee Lauder, Cl A                                      8,800             416
  General Mills                                         109,900           6,730
  HJ Heinz                                               38,700           1,841
  Kimberly-Clark                                        324,594          23,033
  Kraft Foods, Cl A                                     417,405          14,125
  Kroger                                              1,157,076          35,083
  Loews - Carolina                                      173,239          13,469
  McCormick                                              37,400           1,395
  Molson Coors Brewing, Cl B                             25,000           2,289
  Pepsi Bottling Group                                    6,300             220
  PepsiCo                                               610,127          41,690
  Procter & Gamble                                    1,113,827          70,784
  Reynolds American (B)                                 367,100          23,876
  Safeway                                               594,875          20,511
  Sara Lee                                               58,200           1,042
  Smithfield Foods*                                      61,172           1,966
  Supervalu                                              61,600           2,935
  Sysco                                                  11,100             368
  Tyson Foods, Cl A (B)                               1,283,152          28,601
  UST                                                   169,300           9,039
  Wal-Mart Stores                                     1,794,805          85,433
  Walgreen                                              121,903           5,502
                                                                  --------------
                                                                        600,796
                                                                  --------------
ENERGY -- 7.2%
  Anadarko Petroleum                                     25,864           1,284
  Apache                                                 23,800           1,922
  Chesapeake Energy (B)                                 346,200          12,069
  Chevron                                             1,369,532         111,603
  Cimarex Energy                                         34,900           1,467
  ConocoPhillips                                        835,224          64,671
  Devon Energy                                           76,221           5,852
  Dresser-Rand Group*                                    31,900           1,136
  ENSCO International                                     4,400             267
  Exxon Mobil                                         2,780,396         231,246
  Halliburton                                           426,960          15,349
  Hess                                                      700              41
  Hornbeck Offshore Services (B)*                        39,800           1,588
  Marathon Oil                                          309,570          38,328
  National Oilwell Varco*                                11,200           1,058
  Noble                                                 132,789          12,268
  Noble Energy                                           12,100             766
  Occidental Petroleum                                  210,715          11,583
  Schlumberger                                          242,068          18,850
  Sunoco                                                 82,300           6,560
  Transocean*                                           243,510          23,922

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Valero Energy                                          38,100   $       2,843
  Williams                                               28,400             902
  XTO Energy                                             15,100             876
                                                                  --------------
                                                                        566,451
                                                                  --------------
FINANCIALS -- 17.5%
  ACE                                                   469,283          28,894
  Aflac                                                  13,200             698
  Allstate                                              508,047          31,245
  American Express                                      251,846          16,365
  American International Group                          847,061          61,276
  AmeriCredit (B)*                                       68,200           1,811
  Ameriprise Financial                                   76,836           4,829
  Apartment Investment &
    Management, Cl A+                                   122,800           6,738
  Archstone-Smith Trust+                                111,100           6,855
  Ashford Hospitality Trust+                             58,500             726
  Assurant                                                6,300             374
  AvalonBay Communities+                                 10,300           1,343
  Bank of America                                     3,019,800         153,134
  Bank of New York                                      151,100           6,129
  BB&T                                                   86,500           3,642
  Bear Stearns                                           52,511           7,875
  Boston Properties+ (B)                                127,191          14,713
  Capital One Financial (B)                              12,000             957
  CB Richard Ellis Group, Cl A*                         179,500           6,681
  Charles Schwab                                         56,300           1,265
  Chicago Mercantile Exchange
    Holdings, Cl A                                        6,800           3,611
  Chubb                                                 227,000          12,455
  CIT Group                                              63,300           3,794
  Citigroup                                           2,623,669         142,964
  CNA Financial*                                         33,529           1,704
  Comerica                                               23,600           1,483
  Compass Bancshares                                     38,700           2,709
  Countrywide Financial (B)                             113,300           4,412
  DCT Industrial Trust+ (B)*                             25,300             280
  Developers Diversified Realty+                         18,000           1,110
  Equity Residential+                                    40,200           2,037
  Fannie Mae                                            184,904          11,819
  First Industrial Realty Trust+ (B)                     39,400           1,757
  Franklin Resources                                     56,409           7,657
  Freddie Mac                                           251,349          16,788
  Genworth Financial, Cl A                              218,700           7,895
  Goldman Sachs Group                                   221,503          51,127
  Hartford Financial Services Group                      44,964           4,639
  Hospitality Properties Trust+                           9,500             422
  Host Hotels & Resorts+ (B)                            245,798           6,273
  Janus Capital Group (B)                               115,700           3,203
  Jones Lang LaSalle                                     12,400           1,447
  JPMorgan Chase                                      2,297,423         119,075
  Keycorp (B)                                           161,800           5,762
  Kimco Realty+                                         188,700           8,735

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            51

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Lehman Brothers Holdings                              533,563   $      39,153
  Lexington Realty Trust+ (B)                            82,300           1,712
  Lincoln National                                       23,192           1,681
  Loews                                                 838,836          42,806
  Mellon Financial                                       27,744           1,202
  Merrill Lynch                                         781,481          72,467
  Metlife                                               779,936          53,036
  Moody's (B)                                           186,870          13,015
  Morgan Stanley                                        919,187          78,168
  National City (B)                                      43,316           1,498
  Newcastle Investment+ (B)                              51,800           1,536
  NorthStar Realty Finance+                              28,900             416
  PNC Financial Services Group                          255,028          18,821
  Popular (B)                                            44,800             771
  Principal Financial Group                              12,100             736
  Prologis+                                              68,200           4,410
  Prudential Financial                                  179,300          18,292
  Public Storage+                                        72,400           6,480
  Regions Financial (B)                                 146,200           5,215
  Safeco (B)                                             77,161           4,842
  Simon Property Group+                                  87,981           9,500
  SLM                                                    23,179           1,303
  Sovereign Bancorp                                      28,700             667
  SunTrust Banks                                         87,000           7,768
  T. Rowe Price Group                                   129,428           6,646
  Thornburg Mortgage+ (B)                               108,000           2,995
  Travelers                                             825,086          44,695
  UnumProvident                                          43,000           1,141
  US Bancorp (B)                                        737,168          25,491
  Vornado Realty Trust+                                  84,000          10,165
  Wachovia                                              681,401          36,925
  Washington Mutual (B)                                 187,841           8,212
  Wells Fargo                                         1,573,106          56,773
  World Acceptance (B)*                                   6,600             280
  XL Capital, Cl A (B)                                  173,334          14,137
                                                                  --------------
                                                                      1,371,663
                                                                  --------------
HEALTH CARE -- 8.9%
  Abbott Laboratories                                   383,916          21,634
  Aetna                                                 228,288          12,083
  Allergan                                                3,400             423
  AmerisourceBergen                                     457,677          23,442
  Amgen*                                                 82,521           4,648
  Applera -- Applied
    Biosystems Group                                    293,500           8,332
  Baxter International                                  439,750          24,995
  Becton Dickinson                                      137,300          10,469
  Biogen Idec*                                           99,200           5,180
  Bristol-Myers Squibb                                  257,147           7,794
  C.R. Bard                                              19,204           1,621
  Cardinal Health                                       484,415          35,101
  Celgene (B)*                                          257,300          15,757

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Charles River Laboratories
    International*                                       40,800   $       2,169
  Cigna                                                  49,572           8,310
  Eli Lilly                                             214,972          12,602
  Express Scripts (B)*                                   14,000           1,429
  Forest Laboratories*                                   46,200           2,343
  Genentech*                                            356,257          28,419
  Gilead Sciences*                                      170,600          14,121
  Haemonetics*                                           35,000           1,737
  Health Net*                                           160,317           9,151
  Humana*                                               241,325          14,974
  ICU Medical*                                           21,000             843
  Immucor*                                               12,700             401
  IMS Health                                             48,500           1,586
  Integra LifeSciences Holdings*                          9,300             477
  Invitrogen*                                            35,300           2,557
  Johnson & Johnson                                   1,910,796         120,896
  King Pharmaceuticals (B)*                             200,200           4,252
  Laboratory of America Holdings*                        84,900           6,685
  Manor Care                                             54,800           3,726
  McKesson                                              497,118          31,383
  Medco Health Solutions*                               126,667           9,850
  Medimmune*                                             72,833           4,216
  Medtronic                                             122,849           6,532
  Merck                                                 739,994          38,813
  OSI Pharmaceuticals*                                   32,800           1,239
  PerkinElmer                                            35,000             928
  Pfizer                                              2,186,233          60,100
  Schering-Plough                                       269,800           8,833
  Stryker*                                               57,500           3,870
  Thermo Fisher Scientific*                             153,500           8,381
  United Therapeutics (B)*                               64,400           4,250
  UnitedHealth Group                                    486,622          26,652
  Ventana Medical Systems*                               16,900             870
  Waters*                                               135,700           8,183
  WellCare Health Plans*                                  8,500             782
  WellPoint*                                            582,502          47,422
  Wyeth                                                 418,249          24,192
  Zimmer Holdings*                                       30,400           2,677
                                                                  --------------
                                                                        697,330
                                                                  --------------
INDUSTRIALS -- 8.5%
  3M                                                    126,144          11,096
  Acuity Brands                                          43,300           2,629
  Allied Waste Industries*                              180,976           2,436
  American Standard                                      16,900           1,010
  Avery Dennison                                        100,000           6,527
  Boeing                                                792,779          79,746
  Burlington Northern Santa Fe                           65,900           6,137
  C.H. Robinson Worldwide                                 3,200             173
  Caterpillar                                            89,128           7,004
  Cenveo*                                                13,800             337

--------------------------------------------------------------------------------
52            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Ceradyne (B)*                                          17,300   $       1,169
  Cooper Industries, Cl A                                61,000           3,268
  Crane                                                  11,300             494
  CSX                                                   192,200           8,733
  Cummins                                                85,520           8,058
  Deere                                                  45,300           5,457
  Dover                                                 105,900           5,300
  Eaton                                                   7,800             731
  Emerson Electric                                      309,830          15,011
  FedEx                                                 269,579          30,090
  Flowserve (B)                                          48,851           3,391
  Gardner Denver*                                        92,200           3,798
  General Dynamics                                      140,800          11,298
  General Electric                                    3,775,852         141,896
  Goodman Global*                                        22,700             498
  Goodrich                                                8,600             512
  Honeywell International                               283,853          16,438
  IHS, Cl A*                                              5,900             237
  Illinois Tool Works (B)                               179,500           9,463
  Jacobs Engineering Group*                              90,167           5,225
  JB Hunt Transport Services                             12,100             353
  Labor Ready*                                           61,500           1,476
  Lockheed Martin                                       477,624          46,855
  MSC Industrial Direct, Cl A (B)                        58,900           3,155
  Northrop Grumman (B)                                  403,914          30,540
  Paccar                                                124,313          10,844
  Pall                                                   35,600           1,593
  Parker Hannifin                                       209,632          21,248
  Raytheon                                              138,582           7,705
  Robert Half International                              94,100           3,307
  Rockwell Automation                                    83,800           5,703
  Rockwell Collins                                       24,300           1,717
  RR Donnelley & Sons                                   111,053           4,755
  Ryder System                                           54,500           2,939
  SPX                                                    91,985           8,083
  Stericycle*                                            11,900           1,085
  Terex*                                                113,000           9,579
  Timken                                                 18,600             654
  Tyco International                                  1,459,731          48,697
  Union Pacific                                          13,800           1,665
  United Parcel Service, Cl B                           183,650          13,217
  United Technologies                                   369,044          26,036
  URS*                                                    6,200             312
  Waste Management                                      257,600           9,961
  WESCO International (B)*                               78,369           5,080
  WW Grainger                                            88,900           7,828
                                                                  --------------
                                                                        662,549
                                                                  --------------
INFORMATION TECHNOLOGY -- 10.5%
  Adobe Systems*                                         31,500           1,389
  Advanced Energy Industries*                            33,200             815
  Agilent Technologies (B)*                             268,100          10,233

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Apple*                                                195,930   $      23,817
  Applied Materials                                     184,300           3,520
  Arrow Electronics (B)*                                661,063          27,137
  Automatic Data Processing                              54,253           2,696
  Avaya*                                                 58,200             931
  Avnet*                                                336,110          14,399
  BMC Software*                                         357,200          11,838
  Cadence Design Systems*                                19,800             450
  Cisco Systems*                                      2,490,148          67,035
  Cognizant Technology Solutions, Cl A*                  97,500           7,660
  Computer Sciences*                                     69,705           3,862
  Compuware*                                             26,500             301
  Convergys*                                            173,500           4,466
  Corning*                                               45,200           1,130
  eBay*                                                 493,600          16,072
  Electronic Data Systems                             1,109,291          31,959
  EMC*                                                1,068,700          18,050
  Exar*                                                  18,300             249
  Fidelity National Information Services                  8,200             442
  First Data                                             60,513           1,979
  Fiserv*                                               194,200          11,506
  Google, Cl A*                                         119,154          59,309
  Hewlett-Packard                                     2,223,137         101,620
  Ingram Micro, Cl A*                                   627,606          13,004
  Intel                                                 550,528          12,205
  International Business Machines (B)                   974,818         103,916
  Intevac*                                               32,800             633
  Intuit*                                                27,300             833
  j2 Global Communications (B)*                          22,900             763
  Juniper Networks*                                      30,500             744
  Kla-Tencor (B)                                         35,600           1,957
  L-1 Identity Solutions (B)*                            74,300           1,589
  Lexmark International, Cl A*                           94,500           4,907
  Littelfuse*                                             8,600             345
  MEMC Electronic Materials*                             33,400           2,030
  Microsoft                                           3,332,162         102,197
  MicroStrategy, Cl A*                                   11,900           1,235
  Motorola                                                3,874              70
  NCR*                                                  261,906          14,056
  Network Appliance (B)*                                413,500          13,311
  Novellus Systems*                                     114,800           3,523
  Nvidia*                                               388,100          13,455
  Oracle*                                             1,878,716          36,410
  PMC - Sierra (B)*                                     198,100           1,527
  Qualcomm                                              446,900          19,194
  Silicon Image*                                        114,500             960
  SYKES Enterprises*                                     16,800             327
  Symantec (B)*                                         390,100           7,798
  Tech Data (B)*                                         40,966           1,510
  Teradyne (B)*                                         354,500           6,034
  Texas Instruments                                     503,464          17,802
  Varian Semiconductor Equipment
    Associates*                                          15,150             639

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            53

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Western Union*                                         12,703   $         285
  Xerox*                                                661,059          12,474
  Xilinx (B)                                            176,500           5,027
  Yahoo!*                                                13,600             390
                                                                  --------------
                                                                        824,015
                                                                  --------------
MATERIALS -- 2.9%
  Air Products & Chemicals                               72,900           5,685
  Alcoa                                                 419,400          17,313
  Allegheny Technologies                                120,000          13,871
  Ashland                                               109,827           6,625
  Ball                                                   24,900           1,378
  Celanese, Ser A                                       105,456           3,837
  Crown Holdings*                                       625,268          15,588
  Dow Chemical                                          202,300           9,180
  E.I. Du Pont de Nemours                               473,864          24,793
  Eagle Materials                                        56,800           2,850
  Ecolab                                                 35,200           1,519
  Freeport-McMoRan
    Copper & Gold, Cl B                                 101,979           8,026
  Headwaters (B)*                                        82,400           1,625
  Hecla Mining (B)*                                     104,500             836
  Hercules*                                             200,640           3,778
  Huntsman                                               47,785             956
  International Flavors & Fragrances                     88,800           4,558
  International Paper                                   555,258          21,749
  Lyondell Chemical                                      35,931           1,335
  Monsanto                                              353,720          21,789
  Nucor                                                 200,000          13,508
  Owens-Illinois                                        231,284           7,864
  Pactiv*                                               163,900           5,568
  Rohm & Haas                                            55,300           2,931
  Temple-Inland                                          52,300           3,295
  United States Steel                                    92,000          10,411
  Vulcan Materials                                      139,109          16,650
  Weyerhaeuser                                           11,600             951
                                                                  --------------
                                                                        228,469
                                                                  --------------
TELECOMMUNICATION SERVICES -- 3.1%
  Alltel                                                 83,646           5,731
  AT&T                                                3,427,465         141,691
  CenturyTel                                            122,400           6,049
  Embarq (B)                                             89,055           5,723
  Qwest Communications
    International (B)*                                1,464,869          15,074
  Sprint Nextel                                         508,000          11,608
  US Cellular*                                          101,552           8,060
  Verizon Communications (B)                            881,998          38,393
  Windstream (B)                                        486,513           7,308
                                                                  --------------
                                                                        239,637
                                                                  --------------

--------------------------------------------------------------------------------
                                                         Shares
                                                   /Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
UTILITIES -- 2.9%
  AES*                                                1,075,741   $      25,527
  Allegheny Energy*                                     298,200          15,921
  Ameren (B)                                             54,400           2,887
  American Electric Power                               229,600          10,936
  Centerpoint Energy                                    346,900           6,567
  CMS Energy                                            122,400           2,234
  Constellation Energy Group                             71,800           6,589
  Dominion Resources                                     51,700           4,580
  Duke Energy                                           291,200           5,690
  Dynegy*                                               216,600           2,097
  Edison International                                   35,802           2,086
  Entergy                                                55,000           6,209
  Exelon                                                194,782          15,193
  FirstEnergy                                           119,400           8,266
  FPL Group                                             136,200           8,707
  Integrys Energy Group                                   3,710             207
  Mirant*                                               198,900           9,229
  NiSource                                               44,200             982
  Northeast Utilities                                    29,792             906
  NRG Energy (B)*                                       136,732          12,017
  PG&E                                                  430,307          21,197
  Pinnacle West Capital                                  63,100           2,930
  PPL                                                    41,400           1,903
  Progress Energy (B)                                    52,200           2,615
  Public Service Enterprise Group                       231,072          20,551
  Sempra Energy                                          32,730           2,007
  Southern                                              129,900           4,678
  TXU                                                   378,299          25,516
  Xcel Energy                                           102,304           2,348
                                                                  --------------
                                                                        230,575
                                                                  --------------
Total Common Stock
   (Cost $5,047,616) ($Thousands)                                     6,082,353
                                                                  --------------

ASSET-BACKED SECURITIES -- 13.8%

MORTGAGE RELATED SECURITIES -- 13.8%
  Aames Mortgage Investment Trust,
    Ser 2005-4, Cl B2 (E)
      8.070%, 06/12/07                            $       1,040             884
  Ace Securities, Ser 2003-NC1,
    Cl M1 (E)
      6.100%, 06/25/07                                    3,600           3,608
  Ace Securities, Ser 2003-OP1,
    Cl M1 (E)
      6.020%, 06/26/07                                    1,500           1,508
  Ace Securities, Ser 2005-HE7,
    Cl A1B2 (E)
      5.620%, 06/27/07                                    2,983           2,985
  Ace Securities, Ser 2007-HE4,
    Cl A2A (E)
      5.450%, 06/30/07                                   27,579          27,579

--------------------------------------------------------------------------------
54            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Adjustable Rate Mortgage NIM Trust,
    Ser 2005-4, Cl A (A)
      5.500%, 12/27/35                            $         453   $         385
  Adjustable Rate Mortgage Trust,
    Ser 2005-3, Cl 1A2 (E)
      4.711%, 06/25/07                                      496             505
  Adjustable Rate Mortgage Trust,
    Ser 2005-5, Cl 1A1 (E)
      4.952%, 06/01/07                                    2,262           2,260
  Aegis Asset-Backed Securities Trust,
    Ser 2003-3, Cl M1 (E)
      6.020%, 06/25/07                                      317             318
  American Home Mortgage Assets,
    Ser 2006-3, Cl M5 (E)
      5.940%, 10/25/46                                    1,200           1,154
  American Home Mortgage Investment
    Trust, Ser 2005-1, Cl 4A1 (E)
      4.992%, 06/01/07                                    2,486           2,506
  American Home Mortgage Investment
    Trust, Ser 2005-1, Cl 6A (E)
      5.294%, 06/25/07                                   14,805          14,681
  American Home Mortgage Investment
    Trust, Ser 2005-4, Cl 5A (E)
      5.350%, 06/25/07                                   10,818          10,854
  American Home Mortgage Investment
    Trust, Ser 2006-1, Cl 2A3 (E)
      5.100%, 06/25/07                                    6,825           6,759
  Ameriquest Mortgage Securities,
    Ser 2003-2, Cl M1 (E)
      6.220%, 06/25/07                                    2,373           2,375
  Argent Securities, Ser 2003-W5,
    Cl M1 (E)
      6.020%, 06/25/07                                    1,000           1,006
  Argent Securities, Ser 2003-W9,
    Cl M1 (E)
      6.010%, 06/26/07                                    2,059           2,070
  Asset-Backed Funding Certificates,
    Ser 2004-OPT5, Cl M1 (E)
      6.070%, 06/14/07                                    1,000           1,004
  Asset-Backed Funding NIM Trust,
    Ser 2005-HE2A, Cl N1 (A)
      6.000%, 07/26/35                                      493             266
  Asset-Backed Funding NIM Trust,
    Ser 2005-WMC1, Cl N1 (A)
      5.900%, 07/26/35                                      135             134
  Asset-Backed Securities Home
    Equity Loan Trust,
    Ser 2003-HE5, Cl M1 (E)
      6.070%, 06/15/07                                    2,828           2,836
  Banc of America Commercial
    Mortgage, Ser 2006-2, Cl A1
      5.611%, 05/10/45                                    4,290           4,304

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Bear Stearns Alternative Trust,
    Ser 2004-12, Cl 2A2 (E)
      4.943%, 06/01/07                            $      14,223   $      14,352
  Bear Stearns Asset-Backed
    Securities, Ser 2007-AQ2,
    Cl A1 (E)
      5.420%, 06/30/07                                   13,378          13,378
  Bear Stearns Asset-Backed
    Securities, Ser 2007-HE3,
    Cl 1A1 (E)
      5.440%, 06/30/07                                   12,744          12,745
  Bear Stearns Asset-Backed
    Securities, Ser 2007-HE4,
    Cl 1A1 (E)
      5.440%, 06/30/07                                   17,728          17,734
  Carrington Mortgage Loan Trust,
    Ser 2007-FRE1, Cl A1 (E)
      5.440%, 06/25/07                                   15,767          15,770
  Citifinancial Mortgage Securities,
    Ser 2004-1, Cl AF2 (H)
      2.645%, 06/01/07                                    2,046           1,981
  Citigroup Mortgage Loan Trust,
    Ser 2005-HE4, Cl A2C (E)
      5.590%, 06/27/07                                    8,916           8,929
  Countrywide Alternative Loan Trust,
    Ser 2004-33, Cl 1A1 (E)
      4.975%, 06/01/07                                    4,077           4,132
  Countrywide Alternative Loan Trust,
    Ser 2005-69, Cl M3 (E)
      6.470%, 06/27/07                                    1,325           1,306
  Countrywide Alternative Loan Trust,
    Ser 2005-IM1, Cl M3 (E)
      7.320%, 06/27/07                                    1,551           1,452
  Countrywide Alternative Loan Trust,
    Ser 2006-OA11, Cl M3 (E)
      5.750%, 06/30/07                                    2,800           2,793
  Countrywide Alternative Loan Trust,
    Ser 2006-OA16, Cl M5 (E)
      5.870%, 10/25/46                                    1,205           1,152
  Countrywide Asset-Backed
    Certificates, Ser 2005-13N,
    Cl NOTE (A)
      6.000%, 11/25/36                                       13              12
  Countrywide Asset-Backed
    Certificates, Ser 2005-7,
    Cl MV8 (E)
      6.770%, 06/27/07                                    1,350           1,319
  Countrywide Asset-Backed
    Certificates, Ser 2006-S1, Cl A2
      5.549%, 08/25/21                                    8,750           8,709
  Countrywide Home Equity Loan
    Trust, Ser 2006-D, Cl 2A (E)
      5.520%, 06/30/07                                    9,173           9,168

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            55

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Countrywide Home Loans,
    Ser 2004-22, Cl A1 (E)
      5.084%, 06/01/07                            $       1,917   $       1,899
  Countrywide Home Loans,
    Ser 2005-HY10, Cl 1A1 (E)
      5.294%, 06/01/07                                    4,433           4,471
  Countrywide Home Loans,
    Ser 2005-HYB9, Cl 1A1 (E)
      5.150%, 06/01/07                                    2,677           2,677
  Countrywide Home Loans,
    Ser 2005-HYB9, Cl 1A2 (E)
      5.150%, 06/01/07                                      535             535
  Countrywide Home Loans,
    Ser 2006-OA4, Cl M4 (E)
      6.140%, 06/27/07                                    1,615           1,627
  Countrywide Home Loans,
    Ser 2006-OA4, Cl M5 (E)
      6.190%, 06/27/07                                    1,100           1,096
  Countrywide Home Loans,
    Ser 2006-OA5, Cl 1M4 (E)
      6.370%, 06/27/07                                    3,168           3,120
  Countrywide Home Loans,
    Ser 2007-HYB1, Cl 1A1
      5.581%, 06/01/07                                    9,089           9,073
  Credit Suisse First Boston
    Mortgage Securities,
    Ser 2005-3, Cl 5A1
      5.500%, 07/25/20                                    7,321           7,301
  Credit-Based Asset Servicing,
    Ser 2005-CB8, Cl AF1B (H)
      5.451%, 06/25/07                                   4,445            4,426
  Credit-Based Asset Servicing,
    Ser 2007-CB3, Cl A1 (H)
      5.766%, 03/25/37                                   27,526          27,453
  Credit-Based Asset Servicing,
    Ser 2007-CB4, Cl A1A (E)
      5.410%, 06/27/07                                   14,342          14,344
  Credit-Based Asset Servicing,
    Ser 2007-CB4, Cl A2A (E)
      5.844%, 04/25/37                                   15,540          15,513
  DSLA Mortgage Loan Trust,
    Ser 2004-AR2, Cl B2 (E)
      6.520%, 11/19/44                                    1,640           1,640
  Duke Funding, Ser 2004-6B,
    Cl A1S1 (A) (C) (E)
      5.420%, 07/09/07                                    4,320           4,320
  FBR Securitization Trust,
    Ser 2005-2, Cl M10 (E)
      7.570%, 06/28/07                                      600             407
  FBR Securitization Trust,
    Ser 2005-4, Cl M11 (E)
      7.320%, 06/27/07                                    1,265           1,091

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  FBR Securitization Trust,
    Ser 2005-4, Cl M12 (E)
      7.320%, 06/27/07                            $         521   $         457
  FBR Securitization Trust,
    Ser 2005-5, Cl M12 (E)
      7.570%, 06/27/07                                      693             632
  First Franklin Mortgage Loan
    Asset-Backed Securities,
    Ser 2003-FF4, Cl M3 (E)
      8.170%, 06/27/07                                      223             206
  First Franklin Mortgage Loan
    Asset-Backed Securities,
    Ser 2005-FF10, Cl A4 (E)
      5.640%, 06/25/07                                   25,000          24,893
  First Franklin Mortgage Loan
    Asset-Backed Securities,
    Ser 2005-FF8A, Cl N1 (A)
      6.500%, 09/25/35                                      752             699
  First Franklin Mortgage Loan
    Asset-Backed Securities,
    Ser 2005-FF9, Cl A3 (E)
      5.600%, 06/25/07                                   18,033          18,004
  First Franklin Mortgage Loan
    Asset-Backed Securities,
    Ser 2006-FF9, Cl M1 (E)
      5.570%, 06/25/07                                   20,000          19,971
  First Franklin Mortgage Loan,
    Ser 2003-FF5, Cl M6 (E)
      8.820%, 06/25/07                                      149             115
  First Franklin Mortgage Loan,
    Ser 2005-FFH4, Cl N1 (A)
      5.682%, 12/25/35                                      148             144
  First Franklin Mortgage Loan,
    Ser 2006-FF14, Cl A2 (E)
      5.380%, 06/25/07                                   17,611          17,608
  First Horizon Alternative Mortgage
    Trust, Ser 2005-AA3, Cl 3A1 (E)
      5.349%, 06/01/07                                    1,042           1,039
  First Horizon Alternative Mortgage
    Trust, Ser 2006-AA6, Cl 2A1 (E)
      5.686%, 06/01/07                                   22,255          22,220
  First Horizon Asset Securities,
    Ser 2006-AR3, Cl 1A1 (E)
      5.695%, 06/01/07                                    6,270           6,246
  GE-WMC Mortgage Securities
    NIM Trust, Ser 2005-2A,
    Cl N1 (A)
      5.500%, 01/25/36                                      105             102
  GMAC Mortgage Loan Trust,
    Ser 2006-HE1, Cl A (E)                               21,800          21,783
      5.530%, 06/25/07

--------------------------------------------------------------------------------
56            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  GS Mortgage Securities,
    Ser 2006-GG6, Cl AM (E)
      5.622%, 04/10/38                            $      21,000   $      20,903
  GSAA Home Equity Trust,
    Ser NI, Cl M9 (A)
      6.500%, 10/25/35                                    1,121           1,125
  GSAMP NIM Trust,
    Ser 2005-WM2N, Cl N (A)
      5.500%, 11/25/35                                      683             512
  GSAMP Trust, Ser 2007-HE2,
    Cl A2A (E)
      5.440%, 06/20/07                                   18,280          18,282
  HSI Asset Securitization Trust,
    Ser 2005-I1, Cl 2A3 (E)
      5.610%, 06/27/07                                   17,700          17,513
  HSI Asset Securitization Trust,
    Ser 2005-NC1, Cl 2A4 (E)
      5.640%, 06/25/07                                    2,719           2,716
  Holmes Financing, Ser 2006-10A,
    Cl 1C (A) (E)
      5.626%, 07/16/07                                    3,250           3,250
  Home Equity Asset Trust,
    Ser 2003-4, Cl M2 (E)
      7.220%, 06/25/07                                    2,085           2,088
  Home Equity Asset Trust,
    Ser 2004-6N, Cl A (A)
      5.250%, 01/27/35                                      982             964
  Home Equity Asset Trust,
    Ser 2004-7N, Cl A (A)
      4.500%, 02/27/35                                    1,110           1,084
  Home Equity Asset Trust,
    Ser 2005-5N, Cl A (A)
      5.500%, 12/27/35                                    1,438           1,006
  Home Equity Asset Trust,
    Ser 2005-6N, Cl A (A)
      6.000%, 01/27/36                                      480             336
  Home Equity Asset Trust,
    Ser 2005-7N, Cl A (A)
      6.500%, 02/27/36                                      625             438
  Home Equity Asset Trust,
    Ser 2006-1N, Cl 1A (A)
      6.500%, 05/27/36                                      389             292
  Home Equity Mortgage Trust,
    Ser 2006-5, Cl A1 (H)
      5.500%, 01/25/37                                   17,237          17,214
  Home Equity Mortgage Trust,
    Ser 2007-2, Cl 2A1A (E)
      5.470%, 06/30/07                                   22,320          22,318
  Impac CMB Trust, Ser 2004-10,
    Cl 4M1 (E)
      5.920%, 03/25/35                                    2,300           2,314

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Impac Secured Assets CMO
    Owners Trust, Ser 2006-3,
    Cl A4 (E)
      5.410%, 06/27/07                            $      14,589   $      14,589
  Impac Secured Assets CMO Owners
    Trust, Ser 2007-1, Cl A1 (E)
      5.380%, 06/25/07                                   35,166          35,157
  Impac Secured Assets CMO Owners
    Trust, Ser 2007-2, Cl 1A1A (E)
      5.430%, 05/25/37                                   22,199          22,199
  Impac Secured Assets CMO Owners
    Trust, Ser 2007-3, Cl 1A1A (E)
      5.430%, 06/30/07                                   21,500          21,496
  Indymac INDA Mortgage Loan Trust,
    Ser 2005-AR2, Cl 1A1 (E)
      4.881%, 06/01/07                                    1,246           1,239
  Indymac Index Mortgage Loan Trust,
    Ser 2006-AR12, Cl M2 (E)
      5.870%, 09/25/46                                    1,270           1,270
  Indymac Index Mortgage Loan Trust,
    Ser 2006-AR2, Cl M6 (E)
      7.070%, 04/25/46                                    1,325           1,275
  Indymac Index Mortgage Loan Trust,
    Ser 2006-AR4, Cl M4 (E)
      6.020%, 06/25/07                                      940             920
  JP Morgan Mortgage Acquisition,
    Ser 2006-RM1, Cl A2 (E)
      5.400%, 06/27/07                                    3,706           3,706
  JP Morgan Mortgage Acquisition,
    Ser 2006-WF1, Cl A1B (E)
      5.420%, 06/30/07                                    5,117           5,117
  Lehman XS NIM Trust, Ser 2005-5N,
    Cl A (A)
      7.000%, 11/28/35                                      495             495
  Lehman XS Trust, Ser 2005-5N,
    Cl M3 (E)
      6.320%, 06/25/07                                    2,424           2,397
  Lehman XS Trust, Ser 2005-5N,
    Cl M4 (E)
      7.070%, 06/30/07                                    3,000           2,682
  Lehman XS Trust, Ser 2005-7N,
    Cl M51 (E)
      6.570%, 06/30/07                                      620             589
  Lehman XS Trust, Ser 2005-7N,
    Cl M7I (E)
      7.070%, 06/27/07                                    1,350           1,201
  Lehman XS Trust, Ser 2005-9N,
    Cl M4 (E)
      6.720%, 06/30/07                                      936             934
  Lehman XS Trust, Ser 2005-9N,
    Cl M6 (E)
      7.070%, 06/30/07                                    2,300           2,139

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            57

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Lehman XS Trust, Ser 2006-11,
    Cl M10 (E)
      7.320%, 06/25/07                            $       1,145   $         912
  Lehman XS Trust, Ser 2006-12N,
    Cl M4 (E)
      5.870%, 06/25/07                                    1,475           1,482
  Lehman XS Trust, Ser 2006-12N,
    Cl M5 (E)
      5.920%, 06/25/07                                      815             793
  Lehman XS Trust, Ser 2006-2N,
    Cl M5 (E)
      6.470%, 06/27/07                                    1,221           1,206
  Long Beach Asset Holdings,
    Ser 2005-WL1, Cl N1 (A)
      5.193%, 06/25/45                                      380             374
  Long Beach Asset Holdings,
    Ser 2006-2, Cl N1 (A)
      5.780%, 04/25/46                                      203             152
  Long Beach Mortgage Loan Trust,
    Ser 2006-WL1, Cl 1A3 (E)
      5.650%, 06/27/07                                    3,084           3,091
  Master Adjustable Rate Mortgage Trust,
    Ser 2005-2, Cl 3A1 (E)
      4.756%, 06/01/07                                    6,672           6,707
  Master Asset-Backed Securities NIM
    Trust, Ser 2006-CI13, Cl N1 (A)
      7.000%, 12/25/35                                      135             115
  Master Asset-Backed Securities Trust,
    Ser 2003-WMC2, Cl M1 (E)
      6.020%, 06/27/07                                    1,115           1,115
  Merrill Lynch Mortgage Investors,
    Ser 2005-A4, Cl 1A (E)
      4.775%, 06/01/07                                    3,614           3,635
  Merrill Lynch Mortgage Investors,
    Ser 2005-AR1N, Cl N1 (A)
      5.000%, 06/25/36                                      553             545
  Merrill Lynch Mortgage Investors,
    Ser 2005-NCB, Cl A1A (E)
      5.450%, 06/01/07                                      401             400
  Merrill Lynch Mortgage Investors,
    Ser 2006-1, Cl 1A (E)
      5.328%, 06/01/07                                   11,218          11,303
  Merrill Lynch Mortgage Investors,
    Ser 2006-MLN1, Cl A2A (E)
      5.390%, 06/29/07                                    4,591           4,591
  Merrill Lynch Mortgage Investors,
    Ser 2006-RM4, Cl A2A (E)
      5.400%, 06/27/07                                    7,081           7,081
  Merrill Lynch Mortgage Investors,
    Ser 2007-HE2, Cl A2A (E)
      5.440%, 06/30/07                                   17,671          17,671
  Merrill Lynch Mortgage Investors,
    Ser 2007-MLN1, Cl A2A (E)
      5.430%, 06/26/07                                   31,037          31,037

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Morgan Stanley Capital I,
    Ser 2003-NC10, Cl M1 (E)
      6.000%, 06/27/07                            $       2,483   $       2,486
  Morgan Stanley Dean Witter Capital I,
    Ser 2003-NC1, Cl M2 (E)
      8.394%, 06/27/07                                    1,188           1,190
  Morgan Stanley Dean Witter Capital I,
    Ser 2003-NC4, Cl M2 (E)
      8.320%, 06/25/07                                      542             543
  National Collegiate Student Loan Trust,
    Ser 2003-3, Cl C (E)
      5.790%, 06/28/07                                    5,650           5,650
  New Century Home Equity Loan Trust,
    Ser 2004-A, Cl AII3 (E)
      4.450%, 06/01/07                                    1,680           1,668
  Nomura Home Equity Loan,
    Ser 2007-3, Cl 2A1 (E)
      5.460%, 06/30/07                                   24,700          24,700
  Novastar Home Equity Loan,
    Ser 2007-1, Cl A2A (E)
      5.420%, 06/30/07                                   24,214          24,209
  Option One Mortgage Loan Trust,
    Ser 2003-5, Cl M1 (E)
      5.970%, 06/23/07                                    1,677           1,681
  Option One Mortgage Loan Trust,
    Ser 2006-1, Cl M10 (A) (E)
      7.820%, 06/27/07                                      200             178
  Option One Mortgage Loan Trust,
    Ser 2006-1, Cl M11 (A) (E)
      7.820%, 06/27/07                                      410             316
  Option One Mortgage Loan Trust,
    Ser 2007-HL1, Cl 2A1 (E)
      5.440%, 06/26/07                                   18,607          18,607
  Option One Mortgage Securities,
    Ser 2005-3A, Cl N1 (A)
      5.438%, 08/26/35                                      556             460
  Ownit Mortgage Loan Asset-Backed
    Securities Trust, Ser 2006-1,
    Cl AF1 (H)
      5.424%, 12/25/36                                    8,869           8,824
  Ownit Mortgage Loan NIM Trust,
    Ser 2005-4N, Cl N1 (A)
      5.000%, 08/25/36                                    2,308           2,249
  Ownit Mortgage Loan NIM Trust,
    Ser 2005-5A, Cl N1 (A)
      5.500%, 10/25/36                                      151             150
  People's Financial Realty Mortgage
    Security, Ser 2006-1, Cl B1 (E)
      7.820%, 06/03/07                                    1,315           1,229
  RAAC, Ser 2007-SP1, Cl A1 (E)
      5.450%, 06/10/07                                   21,861          21,861
  Residential Accredit Loans,
    Ser 2006-Q01, Cl 2A3 (E)
      5.720%, 06/27/07                                    1,485           1,489
--------------------------------------------------------------------------------
58            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Residential Accredit Loans,
    Ser 2006-Q04, Cl N1 (A)
      6.048%, 04/25/46                            $         595   $         593
  Residential Accredit Loans,
    Ser 2006-Q06, Cl M5 (E)
      5.820%, 06/29/07                                    2,000           1,940
  Residential Asset Mortgage Products,
    Ser 2006-RZ4, Cl A1 (E)
      5.410%, 06/25/07                                   12,966          12,966
  Residential Asset Mortgage Products,
    Ser 2006-RZ4, Cl M9 (E)
      7.820%, 06/25/07                                      670             512
  Residential Asset Mortgage Products,
    Ser 2007-RS1, Cl A1 (E)
      5.400%, 06/09/07                                   11,606          11,604
  Residential Asset Securities,
    Ser 2005-KS8, Cl A3 (E)
      5.580%, 08/25/35                                    1,375           1,377
  Residential Asset Securitization Trust,
    Ser 2004-IP2, Cl 3A1 (E)
      5.275%, 06/25/07                                    9,050           8,999
  Resmae Mortgage Loan Trust,
    Ser 2006-1, Cl A2A (A) (E)
      5.420%, 06/25/07                                   12,994          12,993
  Resmae Mortgage Loan Trust,
    Ser 2006-1, Cl A2B (A) (E)
      5.470%, 06/25/07                                    6,879           6,878
  SB Finance NIM Trust, Ser 2005-HE3,
    Cl 2N1 (A)
      5.000%, 06/25/35                                      557             553
  SB Finance NIM Trust, Ser 2005-HE3,
    Cl N1 (A)
      4.750%, 09/25/35                                    1,386           1,368
  SB Finance NIM Trust, Ser 2006-KS4N,
    Cl N1 (A)
      7.500%, 06/25/36                                      463             462
  SLM Student Loan Trust, Ser 2006-C,
    Cl C (E)
      5.745%, 06/28/07                                    5,400           5,356
  Saco I Trust, Ser 2005-10, Cl 2A1 (E)
      5.580%, 06/30/07                                   16,768          16,783
  Saco I Trust, Ser 2005-9, Cl A1 (E)
      5.570%, 06/27/07                                    6,913           6,911
  Saco I Trust, Ser 2005-WM3, Cl A1 (E)
      5.580%, 06/27/07                                    5,469           5,468
  Sail NIM Notes, Ser 2005-11A, Cl A (A)
      7.500%, 01/27/36                                      953             172
  Sharps SP I LLC NIM Trust,
    Ser 2005-HE3N, Cl N (A)
      5.000%, 05/25/35                                      429             421
  Sharps SP I LLC NIM Trust,
    Ser 2005-HE5N, Cl A1 (A)
      5.800%, 08/25/35                                    1,332             999

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Sharps SP I LLC NIM Trust,
    Ser 2005-WF1N, Cl NA (A)
      6.150%, 05/25/35                            $         573   $         515
  Soundview Home Equity Loan Trust,
    Ser 2005-OPT4, Cl M8 (E)
      7.820%, 06/25/07                                      850             766
  Structured Adjustable Rate Mortgage
    Loan, Ser 2005-16XS, Cl M2 (E)
      6.220%, 06/25/07                                    2,841           2,806
  Structured Asset Investment Loan,
    Ser 2003-BC4, Cl M2 (E)
      8.320%, 06/25/07                                    2,133           2,137
  Structured Asset Investment Loan,
    Ser 2005-4, Cl M11 (E)
      7.820%, 06/25/07                                    1,040             929
  Structured Asset Mortgage Investments,
    Ser 2006-AR1, Cl B4 (E)
      6.270%, 06/27/07                                      785             793
  Structured Asset Mortgage Investments,
    Ser 2006-AR1, Cl B5 (E)
      6.370%, 06/27/07                                      515             520
  Structured Asset Securities,
    Ser 2004-19XS, Cl A2 (H)
      4.370%, 06/01/07                                    1,877           1,864
  Terwin Mortgage Trust, Ser 2006-2
    HGS, Cl A1 (A) (E)
      4.500%, 03/25/37                                   15,847          15,643
  Terwin Mortgage Trust, Ser 2006-2
    HGS, Cl AX, IO (A) (E)
      20.000%, 03/25/37                                   1,297               1
  Terwin Mortgage Trust, Ser 2006-2
    HGS, Cl B1 (A) (E)
      6.100%, 06/25/07                                    1,670             269
  Terwin Mortgage Trust, Ser 2006-4SL,
    Cl A1 (A) (E)
      4.500%, 05/25/37                                   14,464          14,320
  Terwin Mortgage Trust, Ser 2006-HF1,
    Cl A1A (A) (E)
      4.500%, 02/25/37                                    2,767           2,750
  Wachovia Mortgage Loan Trust LLC,
    Ser 2005-B, Cl 1A2 (E)
      4.963%, 06/01/07                                      695             696
  Washington Mutual Mortgage Pass-
    Through Certificates, Ser 2007-HY2,
    Cl 1A1 (E)
      5.776%, 04/25/37                                   11,714          11,740
  Washington Mutual Mortgage Pass-
    Through Certificates, Ser 2007-HY4,
    Cl 1A1 (E)
      5.575%, 06/01/07                                   23,086          22,871
  Washington Mutual Mortgage Pass-
    Through Certificates, Ser 2007-HY6,
    Cl 1A1 (E)
      5.707%, 06/25/37                                   24,000          23,996
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            59

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Wells Fargo Home Equity Trust,
    Ser 2004-2, Cl M8A (A) (E)
      8.320%, 06/28/07                            $       1,200   $       1,130
                                                                  --------------
Total Asset-Backed Securities
  (Cost $1,086,108) ($ Thousands)                                     1,079,586
                                                                  --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 5.9%
  FHLMC ARM
      5.794%, 02/01/36                                    7,307           7,351
  FHLMC TBA
      6.000%, 01/01/21                                    1,000           1,010
      6.000%, 07/01/21                                    3,941           3,980
      6.000%, 10/01/21                                    8,504           8,589
      6.000%, 11/01/21                                    3,822           3,860
      4.000%, 12/01/20                                    5,211           4,865
  FNMA
      5.500%, 06/01/20                                      887             881
      5.500%, 11/01/20                                    1,852           1,838
      5.500%, 12/01/20                                    1,747           1,735
      5.500%, 01/01/21                                    8,450           8,386
      5.500%, 02/01/21                                    7,054           6,999
      5.500%, 03/01/21                                   13,985          13,879
      5.500%, 04/01/21                                      873             867
      5.500%, 05/01/21                                      851             845
      5.500%, 07/01/21                                    2,774           2,753
      5.500%, 11/01/21                                    1,970           1,955
      5.500%, 12/01/21                                    2,918           2,895
  FNMA ARM
      5.568%, 05/01/36                                   11,332          11,377
      5.507%, 05/01/36                                    4,678           4,687
      4.541%, 01/01/35                                    4,378           4,380
  FNMA TBA
      6.500%, 06/01/37                                   91,000          92,422
      6.000%, 06/17/19                                    3,000           3,030
      5.500%, 06/01/22                                  180,000         178,594
      5.000%, 06/17/21                                   48,000          46,785
  GNMA ARM
      6.000%, 02/20/35                                    1,328           1,339
      6.000%, 03/20/35                                      240             242
      5.875%, 11/20/30                                      601             607
      5.750%, 02/20/32                                      654             658
      5.500%, 08/20/32                                      453             457
      5.500%, 08/20/34                                      569             574
      5.500%, 12/20/35                                      646             655
      5.500%, 01/20/36                                      457             461
      5.500%, 03/20/36                                      909             917
      5.375%, 06/20/23                                      541             545
      5.375%, 06/20/33                                      641             646
      5.000%, 06/20/35                                    2,946           2,968
      5.000%, 07/20/35                                    1,291           1,298
      5.000%, 09/20/35                                    2,798           2,812
      5.000%, 10/20/35                                    1,479           1,486

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------

      5.000%, 11/20/35                            $       3,405   $       3,421
      5.000%, 01/20/36                                    2,093           2,103
      5.000%, 02/20/36                                    1,693           1,701
      5.000%, 03/20/36                                      862             866
      4.750%, 12/20/33                                   17,333          17,333
      4.750%, 03/20/34                                    2,520           2,512
      4.500%, 10/20/35                                    1,571           1,566
      4.500%, 11/20/35                                    1,064           1,060
      4.250%, 04/20/34                                      424             424
      4.000%, 04/20/35                                      985             982
      4.000%, 05/20/36                                      591             591
                                                                  --------------
Total U.S. Government Agency Mortgage-
  Backed Obligations
  (Cost $463,995) ($ Thousands)                                         462,187
                                                                  --------------

CORPORATE OBLIGATIONS -- 2.3%

CONSUMER DISCRETIONARY -- 0.1%
  COX Communications
      4.625%, 06/01/13                                    2,035           1,923
  CVS Caremark
      5.750%, 06/01/17                                    1,330           1,312
  Comcast
      5.300%, 01/15/14                                    2,545           2,488
  Time Warner
      6.875%, 05/01/12                                    2,035           2,137
                                                                  --------------
                                                                          7,860
                                                                  --------------
ENERGY -- 0.0%
   Kinder Morgan Energy Partners
       5.000%, 12/15/13                                   2,035           1,943
                                                                  --------------
FINANCIALS -- 2.0%
  American General Finance (A) (C) (E)
      5.370%, 06/15/07                                    8,353           8,352
  Bear Stearns
      5.350%, 02/01/12                                    2,250           2,230
  Bear Stearns EXL (C) (E)
      5.360%, 06/15/07                                   10,254          10,254
  CIT Group
      5.000%, 02/13/14                                    2,715           2,570
  Capmark Financial Group (A)
      6.300%, 05/10/17                                      327             325
      5.875%, 05/10/12                                      655             650
  Countrywide Financial MTN (C) (E)
      5.430%, 06/27/07                                    3,456           3,456
  Countrywide Financial MTN,
    Ser A (C) (E)
      5.440%, 08/06/07                                    8,641           8,641
  Credit Suisse First Boston USA
      6.500%, 01/15/12                                    1,355           1,412
  Genworth Financial
      5.750%, 06/15/14                                    2,035           2,047
--------------------------------------------------------------------------------
60            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Goldman Sachs Group
      5.500%, 11/15/14                            $       4,070   $       4,025
  Household Finance
      6.375%, 10/15/11                                    2,035           2,096
  Irish Life & Permanent MTN,
    Ser X (A) (C) (E)
      5.360%, 06/21/07                                    7,661           7,661
  istar Financial, Ser 1+
      5.875%, 03/15/16                                    1,355           1,317
  JPMorgan Chase
      5.125%, 09/15/14                                    2,035           1,981
  Jackson National Life Funding
    (A) (C) (E)
      5.320%, 06/01/07                                   12,673          12,673
  Lehman Brothers Holdings MTN
      5.750%, 05/17/13                                      685             690
      5.500%, 04/04/16                                    1,350           1,327
  Merrill Lynch
      6.050%, 05/16/16                                    2,050           2,074
  Morgan Stanley (E)
      4.750%, 04/01/14                                    2,035           1,915
  Morgan Stanley EXL (C) (E)
      5.400%, 06/04/07                                    2,016           2,016
  Morgan Stanley EXL, Ser S (C) (E)
      5.360%, 06/04/07                                    2,880           2,880
  Morgan Stanley MTN, Ser G (E)
      5.650%, 07/04/07                                    2,355           2,351
  Nationwide Building Society (A) (C) (E)
      5.410%, 06/28/07                                    3,168           3,168
      5.370%, 06/07/07                                    5,761           5,761
  Northern Rock (A) (C) (E)
      5.380%, 06/04/07                                    5,933           5,933
  Premium Asset Trust, Ser 2004-10
    (A) (C) (E)
      5.380%, 06/15/07                                    8,065           8,065
  Residential Capital
      6.875%, 06/30/15                                      335             337
      6.500%, 04/17/13                                    3,180           3,143
      6.000%, 02/22/11                                      900             884
  SLM MTN (C) (E)
      5.320%, 06/15/07                                    6,337           6,337
  Shinsei Finance Cayman (A) (E)
      6.418%, 01/29/49                                    2,235           2,222
  Simon Property Group+
      5.750%, 12/01/15                                    1,355           1,360
      5.600%, 09/01/11                                    1,150           1,154
  Skandinav Enskilda Bank (A) (C) (E)
      5.320%, 06/18/07                                    6,337           6,336
  Stanfield Victoria LLC MTN (A) (C)
      5.450%, 06/11/07                                    5,760           5,761
  UniCredito Italiano Bank (A) (C) (E)
      5.350%, 07/11/07                                   14,401          14,400

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Wachovia
      5.300%, 10/15/11                            $       4,220   $       4,195
      4.875%, 02/15/14                                    1,355           1,300
  Washington Mutual Preferred
    Funding (A) (E)
      6.534%, 03/15/49                                    2,500           2,444
                                                                  --------------
                                                                        155,743
                                                                  --------------
HEALTH CARE -- 0.1%
  Aetna
      5.750%, 06/15/11                                    2,035           2,053
  Teva Pharmaceutical Finance LLC
      5.550%, 02/01/16                                    2,035           1,979
  Wellpoint
      6.800%, 08/01/12                                    1,355           1,423
                                                                  --------------
                                                                          5,455
                                                                  --------------
INDUSTRIALS -- 0.0%
  Lafarge
      6.150%, 07/15/11                                    1,245           1,271
  US Steel
      5.650%, 06/01/13                                      695             689
                                                                  --------------
                                                                          1,960
                                                                  --------------
TELECOMMUNICATION SERVICES -- 0.0%
  Vodafone Group PLC
      5.625%, 02/27/17                                    1,295           1,263
      5.350%, 02/27/12                                      440             436
                                                                  --------------
                                                                          1,699
                                                                  --------------
UTILITIES -- 0.1%
  Dominion Resources
      4.750%, 12/15/10                                    1,355           1,322
  Exelon Generation
      6.950%, 06/15/11                                    2,035           2,124
                                                                  --------------
                                                                          3,446
                                                                  --------------
Total Corporate Obligations
  (Cost $177,480) ($ Thousands)                                         178,106
                                                                  --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.3%
  FHLMC (I)
      5.249%, 11/09/07                                   24,925          24,363
      5.203%, 07/02/07                                    1,050           1,045
      5.190%, 07/16/07                                    3,500           3,478
  FHLMC CMO STRIPS,
    Ser 232, Cl IO, IO
      5.000%, 08/01/35                                   25,267           6,378
  FHLMC CMO STRIPS,
    Ser 233, Cl 12, IO
      5.000%, 09/15/35                                    5,186           1,303

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            61

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                ($ Thousands)/shares   ($ Thousands)
--------------------------------------------------------------------------------
  FHLMC CMO STRIPS,
    Ser 233, Cl 4, IO
      4.500%, 09/15/35                            $       2,599   $         661
  FHLMC CMO STRIPS,
    Ser 233, Cl 6, IO
      4.500%, 08/15/35                                      800             205
  FHLMC CMO STRIPS,
    Ser 245, Cl IO, IO
      5.000%, 05/15/37                                       --              --
  FNMA (I)
      5.202%, 06/27/07                                    4,250           4,234
      5.178%, 06/06/07                                    8,550           8,544
      5.176%, 07/02/07                                   21,750          21,654
  FNMA CMO STRIPS,
    Ser 359, Cl 6, IO
      5.000%, 11/01/35                                    1,226             306
  FNMA CMO STRIPS,
    Ser 360, Cl 2, IO
      5.000%, 08/01/35                                   99,255          25,178
  FNMA CMO STRIPS,
    Ser 365, Cl 2, IO
      5.000%, 03/01/36                                    3,500             859
  FNMA CMO STRIPS,
      Ser 365, Cl 4, IO
      5.000%, 04/01/36                                    4,169           1,036
  FNMA CMO STRIPS,
    Ser 377, Cl 2, IO
      5.000%, 10/01/36                                   13,034           3,387
                                                                  --------------
Total U.S. Government Agency Obligations
  (Cost $101,178) ($ Thousands)                                         102,631
                                                                  --------------

PREFERRED/CONVERTIBLE STOCK -- 0.0%

FINANCIALS -- 0.0%
  Home Ownership Funding (A) (F) (H)*                     3,900             561
                                                                  --------------
Total Preferred/Convertible Stock
  (Cost $1,061) ($ Thousands)                                               561
                                                                  --------------

CASH EQUIVALENTS -- 4.1%
  FIMAT USA                                           2,850,489           2,850
  First Union Cash Management
    Program, 5.221%**                                 9,092,581           9,093
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%**++                                152,743,334         152,743
  SEI Liquidity Fund L.P.,
    5.490% (C)**++                                  155,533,226         155,533
  UBS Margin Deposit                                    279,483             279
                                                                  --------------
Total Cash Equivalents
  (Cost $320,498) ($ Thousands)                                         320,498
                                                                  --------------

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (D) -- 2.1%

FINANCIALS -- 2.1%
  General Electric Capital
      5.239%, 06/04/07                            $       8,000   $       7,996
  HSBC Finance
      5.257%, 06/12/07                                   25,000          24,960
  ING Funding
      5.266%, 06/05/07                                   30,000          29,983
  KKR Pacific Funding Trust (C)
      5.310%, 06/15/07                                   10,426          10,405
  OCALA Funding (C)
      5.310%, 06/19/07                                    4,320           4,309
  Rhineland Funding Capital (C)
      5.280%, 06/06/07                                    2,117           2,116
  Thornburg Mortgage Capital
    Resources (C)
      5.290%, 06/07/07                                   11,521          11,511
  Toyota Credit Puerto Rico
      5.251%, 06/15/07                                   40,000          39,918
  Toyota Motor Credit
      5.250%, 06/18/07                                   20,000          19,951
  Valour Bay Capital LLC (C)
      5.320%, 06/11/07                                    4,702           4,695
      5.320%, 06/13/07                                    8,641           8,625
                                                                  --------------
Total Commercial Paper
  (Cost $164,469) ($ Thousands)                                         164,469
                                                                  --------------
U.S. TREASURY OBLIGATIONS -- 0.4%
  U.S. Treasury Bills (D) (G)
      5.869%, 07/05/07                                    2,550           2,539
      5.016%, 06/14/07                                      500             499
      4.813%, 08/23/07                                    4,078           4,035
  U.S. Treasury Bond
      2.375%, 04/15/11                                   22,729          22,599
                                                                  --------------
Total U.S. Treasury Obligations
  (Cost $29,744) ($ Thousands)                                           29,672
                                                                  --------------
CERTIFICATES OF DEPOSIT (C) -- 0.1%
  Barclays Bank (E)
      5.440%, 06/11/07                                    2,880           2,880
  CC USA MTN (A)
      5.520%, 06/18/07                                    5,761           5,761
                                                                  --------------
Total Certificates of Deposit
  (Cost $8,641) ($ Thousands)                                             8,641
                                                                  --------------
MASTER NOTE (C) (D) -- 0.1%
  Bear Stearns
      5.430%, 06/01/07                                    5,761           5,761
                                                                  --------------
Total Master Note
  (Cost $5,761) ($ Thousands)                                             5,761
                                                                  --------------

--------------------------------------------------------------------------------
62            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (C) (J) -- 0.9%
  Barclays Capital
      5.280%, dated 05/31/07, to be
      repurchased on 06/01/07, repurchase
      price $1,985,759 (collateralized by a
      U.S. Government obligation, par value
      $2,025,388, 0.000%, 06/01/07,
      total market value $2,025,186)              $       1,985   $       1,985
  Deutsche Bank
      5.300%, dated 05/31/07, to be
      repurchased on 06/01/07, repurchase
      price $5,669,387 (collateralized by
      U.S. Government obligations, ranging
      in par value $31,337-$1,866,399,
      4.000%-6.000%, 02/01/08-11/04/20,
      total market value $5,781,944)                      5,669           5,669
  Lehman Brothers
      5.300%, dated 05/31/07, to be
      repurchased on 06/01/07, repurchase
      price $63,374,717 (collateralized by
      U.S. Government obligations, ranging
      in par value $13,387,551-$109,717,804,
      3.875%-8.875%, 06/15/08-03/15/31,
      total market value $64,632,764)                    63,365          63,365
                                                                  --------------
Total Repurchase Agreements
  (Cost $71,019) ($ Thousands)                                           71,019
                                                                  --------------
Total Investments -- 108.6%
  (Cost $7,477,570) ($ Thousands)                                 $   8,505,484
                                                                  ==============

A summary of the open future contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                     NUMBER OF                    APPRECIATION
           TYPE OF                   CONTRACTS     EXPIRATION    (DEPRECIATION)
          CONTRACT                  LONG (SHORT)      DATE        ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                            (326)       Mar-2008           $    265
90-Day Euro$                             (89)       Mar-2009                 99
90-Day Euro$                            (217)       Mar-2010                 89
90-Day Euro$                             (96)       Mar-2011                 28
90-Day Euro$                             (38)       Mar-2012                 25
90-Day Euro$                             155        Jun-2007                (11)
90-Day Euro$                              99        Jun-2008                (55)
90-Day Euro$                             330        Jun-2009               (269)
90-Day Euro$                            (780)       Jun-2010                537
90-Day Euro$                             (33)       Jun-2011                 23
90-Day Euro$                            (273)       Sep-2007                291
90-Day Euro$                             (83)       Sep-2008                 90
90-Day Euro$                             330        Sep-2009               (269)
90-Day Euro$                            (140)       Sep-2010                 91
90-Day Euro$                             (28)       Sep-2011                 19
90-Day Euro$                            (208)       Dec-2007                105
90-Day Euro$                            (895)       Dec-2008                800
90-Day Euro$                            (278)       Dec-2009                136
90-Day Euro$                             (69)       Dec-2010                 38
90-Day Euro$                             (38)       Dec-2011                 26
90-Day GBP Libor                        (100)       Sep-2007                 22
3-Month Euribor                          (79)       Sep-2007                  3
Australia 10 Year Bond Index            (207)       Jun-2007                308
Amsterdam Index                           10        Jun-2007                 30
CAC40 10 Euro                              2        Jun-2007                  1
Canadian 10 Year Bond Index              112        Jun-2007                (55)
DAX Index                                  4        Jun-2007                 79
Euro-Bobl                                 34        Jun-2007                (71)
Euro-Bond                                148        Jun-2007                (86)

--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                     NUMBER OF                    APPRECIATION
           TYPE OF                   CONTRACTS     EXPIRATION    (DEPRECIATION)
          CONTRACT                  LONG (SHORT)      DATE       ($ THOUSANDS)
--------------------------------------------------------------------------------
FTSE 100 Index                             7        Jun-2007          $      --
Japan 10 Year Bond Index                  27        Jun-2007                (83)
Long Gilt 10 Year Index                  (94)       Sep-2007                 35
S&P 500 Index                          4,565        Jun-2007            139,311
S&P 500 Index E-Mini                      (1)       Jun-2007                 (4)
S&P/MIB Index                              5        Jun-2007                108
S&P/TSE 60 Index                          (1)       Jun-2007                 (4)
SPI 200 Index                             13        Jun-2007                 22
Topix Index                                2        Jun-2007                  9
U.S. 2 Year Treasury Note                (19)       Sep-2007                  7
U.S. 5 Year Treasury Note                155        Sep-2007                (46)
U.S. 10 Year Treasury Note               186        Sep-2007               (103)
U.S. Long Treasury Bond                   19        Sep-2007                  1
                                                                      ---------
                                                                      $ 141,542
                                                                      =========

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2007 is as follows, (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
                       CURRENCY TO              CURRENCY TO       APPRECIATION
MATURITY                 DELIVER                  RECEIVE        (DEPRECIATION)
 DATE                  (THOUSANDS)              (THOUSANDS)      ($ THOUSANDS)
--------------------------------------------------------------------------------
6/20/07             AUD       21,900          USD       18,042        $     (73)
6/20/07             CAD        7,700          USD        7,071             (136)
6/20/07             CHF       26,000          USD       21,420              171
6/20/07             EUR       19,425          USD       26,091              (62)
6/20/07             GBP       12,625          USD       25,065               96
6/20/07             JPY    3,617,500          USD       30,663              900
6/20/07             NOK      254,000          USD       42,327              221
6/20/07             NZD        9,500          USD        6,916              (80)
6/20/07             SEK      174,500          USD       25,467              196
6/20/07             USD       20,836          AUD       25,650              381
6/20/07             USD       14,034          CAD       15,200              193
6/20/07             USD       14,620          CHF       17,625             (216)
6/20/07             USD       22,466          EUR       16,500             (251)
6/20/07             USD       17,942          GBP        9,063              (19)
6/20/07             USD       19,185          JPY    2,287,500             (365)
6/20/07             USD       45,062          NOK      272,500              110
6/20/07             USD       11,699          NZD       16,225              249
6/20/07             USD       27,601          SEK      188,000             (374)
                                                                      ---------
                                                                      $     941
                                                                      =========

A summary of outstanding swap agreements held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):

----------------------------------------------------------------------------------------------
                                      TOTAL RETURN SWAPS
----------------------------------------------------------------------------------------------
                                                                                 UNREALIZED
                                                                    NOTIONAL    APPRECIATION
                                                     EXPIRATION      AMOUNT    (DEPRECIATION)
DESCRIPTION                                             DATE      (THOUSANDS)   ($ THOUSANDS)
----------------------------------------------------------------------------------------------
Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index plus 8 basis points times the notional
   amount. Fund receives payment if the return
   on the spread appreciates over the payment
   period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Bank of America)                     09/30/07        32,000         $    54
Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index plus 12.5 basis points times the notion-
   al amount. Fund receives payment if the
   return on the spread appreciates over the
   payment period and pays if the return on the
   spread depreciates over the payment period.
   (Counterparty: Wachovia)                            09/30/07        40,000              69
Receive payment on the monthly reset spread
   from Banc of America - CMBS IG 10Yr Index
   plus 20 basis points times the notional
   amount. Fund receives payment if the return
   on the spread appreciates over the payment
   period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Bank of America)                     10/31/07        70,000            (120)

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            63

SCHEDULE OF INVESTMENTS

May 31, 2007

----------------------------------------------------------------------------------------------
                                                                                 UNREALIZED
                                                                    NOTIONAL    APPRECIATION
                                                     EXPIRATION      AMOUNT    (DEPRECIATION)
DESCRIPTION                                             DATE      (THOUSANDS)   ($ THOUSANDS)
----------------------------------------------------------------------------------------------
Receive payment on the monthly reset spread
   from Lehman Brothers - CMBS AAA 8.5 Plus
   Index plus 12.5 basis points times the notion-
   al amount. Fund receives payment if the
   return on the spread appreciates over the
   payment period and pays if the return on the
   spread depreciates over the payment period.
   (Counterparty: Wachovia)                            05/31/07        90,000              53
Receive payment on the monthly reset spread
   from Lehman Brothers - CMBS AAA 8.5 Plus
   Index minus 5 basis points times the notional
   amount. Fund receives payment if the return
   on the spread appreciates over the payment
   period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Wachovia)                            06/30/07        22,000              10
Receive payment on the monthly reset spread
   from Lehman Brothers - CMBS AAA 8.5 Plus
   Index plus 7 basis points times the notional
   amount. Fund receives payment if the return
   on the spread appreciates over the payment
   period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Wachovia)                            12/31/07        80,000              11
Receive payment on the monthly reset spread
   from Lehman Brothers - CMBS AAA 8.5 Plus
   Index plus 12 basis points times the notional
   amount. Fund receives payment if the return
   on the spread appreciates over the payment
   period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Merrill Lynch)                       09/30/07       100,000              58
                                                                                      --------
                                                                                      $   135
                                                                                      ========

----------------------------------------------------------------------------------------------
                                      CREDIT DEFAULT SWAPS
----------------------------------------------------------------------------------------------
                                                                                 UNREALIZED
                                                                    NOTIONAL    APPRECIATION
                                                     EXPIRATION      AMOUNT    (DEPRECIATION)
DESCRIPTION                                             DATE      (THOUSANDS)   ($ THOUSANDS)
----------------------------------------------------------------------------------------------
Fund receives monthly payment of 0.4400%
   (5.280% per annum) times the notional
   amount of the ABX.HE.A 06-2 Index. Upon a
   defined credit event, Fund pays the notional
   amount and takes receipt of the defined
   deliverable obligation. (Counterparty: Bank
   of America)                                         05/25/46       101,000         $  (300)
Fund receives monthly payment of 0.6400%
   (7.680% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index. Upon a
   defined credit event, Fund pays the notional
   amount and takes receipt of the defined
   deliverable obligation. (Counterparty: Bank
   of America)                                         08/25/37         3,500             122
Fund pays quarterly payment of 0.3200%
   (1.280% per annum) times the notional
   amount of Alcan, Inc., 4.875%, 09/15/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty: Bank
   of America)                                         03/20/14         3,700              22
Fund pays quarterly payment of 0.3500%
   (1.400% per annum) times the notional
   amount of Alcan, Inc., 4.875%, 09/15/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty: Bank
   of America)                                         12/20/13         4,375               6
Fund pays quarterly payment of 0.4400%
   (1.760% per annum) times the notional
   amount of Autozone, Inc., 5.875%, 10/15/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty: Bank
   of America)                                         12/20/11         4,375             (40)
Fund pays quarterly payment of 0.5500%
   (2.200% per annum) times the notional
   amount of Black & Decker Corp., 7.125%,
   06/01/11. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         12/20/11         4,375             (24)
Fund pays quarterly payment of 0.2000%
   (0.800% per annum) times the notional
   amount of Campbell Soup Co., 4.875%,
   10/01/13. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         06/20/14         6,850             (16)

----------------------------------------------------------------------------------------------
                                                                                 UNREALIZED
                                                                    NOTIONAL    APPRECIATION
                                                     EXPIRATION      AMOUNT    (DEPRECIATION)
DESCRIPTION                                             DATE      (THOUSANDS)   ($ THOUSANDS)
----------------------------------------------------------------------------------------------
Fund receives quarterly payment of 0.4000%
   (1.600% per annum) times the notional
   amount of CDX.NA.IG. Upon a defined credit
   event, Fund pays the notional amount and
   takes receipt of the defined obligation.
   (Counterparty: Bank of America)                     12/20/11         4,375              --
Fund receives quarterly payment of 0.4000%
   (1.600% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a defined
   credit event, Fund pays the notional amount
   and takes receipt of the defined
   obligation. (Counterparty: Bank of America)         12/20/11        79,300             554
Fund receives quarterly payment of 0.4000%
   (1.600% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a defined
   credit event, Fund pays the notional amount
   and takes receipt of the defined
   obligation. (Counterparty: Bank of America)         12/20/11         5,950              10
Fund receives quarterly payment of 0.4000%
   (1.600% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a defined
   credit event, Fund pays the notional amount
   and takes receipt of the defined
   obligation. (Counterparty: Bank of America)         12/20/11         4,000               9
Fund pays quarterly payment of 0.4450%
   (1.780% per annum) times the notional
   amount of Darden Restaurants, Inc., 7.125%,
   02/01/16. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation.
   (Counterparty: Bank of America)                     12/20/11         4,250              (4)
Fund pays quarterly payment of 0.3700%
   (1.480% per annum) times the notional
   amount of Johnson Controls, Inc., 7.125%,
   07/15/17. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation.
   (Counterparty: Bank of America)                     12/20/13         4,375             (29)
Fund pays quarterly payment of 0.4250%
   (1.700% per annum) times the notional
   amount of Eastman Chemical Co., 7.600%,
   02/01/27. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         12/20/11         4,250             (19)
Fund pays quarterly payment of 1.1800%
   (4.720% per annum) times the notional
   amount of Gap, Inc., 8.800%, 12/15/08.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty: Bank
   of America)                                         12/20/11         4,375             (71)
Fund pays quarterly payment of 0.3900%
   (1.560% per annum) times the notional
   amount of Johnson Controls, Inc., 7.125%,
   07/15/17. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         12/20/13         4,375             (22)
Fund pays quarterly payment of 0.4750%
   (1.900% per annum) times the notional
   amount of The Limited, Inc., 6.125%,
   12/01/12. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         12/20/11         4,250              (7)
Fund pays quarterly payment of 0.7300%
   (2.920% per annum) times the notional
   amount of Masco Corp., 5.875%, 07/15/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty: Bank
   of America)                                         12/20/13         4,250             (16)
Fund pays quarterly payment of 0.4750%
   (1.900% per annum) times the notional
   amount of MeadWestvaco, 6.850%,
   04/01/12. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         12/20/11         4,250              (2)
Fund pays quarterly payment of 0.3500%
   (1.400% per annum) times the notional
   amount of MGIC Investment Corp., 6.000%,
   03/01/15. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         12/20/13         4,375              14



--------------------------------------------------------------------------------
64            SEI Institutional Investments Trust / Annual Report / May 31, 2007

----------------------------------------------------------------------------------------------
                                                                                 UNREALIZED
                                                                    NOTIONAL    APPRECIATION
                                                     EXPIRATION      AMOUNT    (DEPRECIATION)
DESCRIPTION                                             DATE      (THOUSANDS)   ($ THOUSANDS)
----------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.2200%
   (0.880% per annum) times the notional
   amount of Nucor Corp., 4.875%, 10/01/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty: Bank
   of America)                                         12/20/11         4,375             (19)
Fund pays quarterly payment of 0.1400%
   (0.560% per annum) times the notional
   amount of Pitney Bowes, Inc., 4.625%,
   10/01/12. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         12/20/11         9,100              23
Fund pays quarterly payment of 0.3500%
   (1.400% per annum) times the notional
   amount of PMI Group, Inc., 6.000%,
   09/15/16. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         12/20/13         4,375               6
Fund pays quarterly payment of 0.3900%
   (1.560% per annum) times the notional
   amount of Radian Group, Inc., 7.750%,
   06/01/11. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         12/20/13         4,375              43
Fund pays quarterly payment of 0.1900%
   (0.760% per annum) times the notional
   amount of TJX Cos, Inc., 7.450%, 12/15/09.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty: Bank
   of America)                                         12/20/11         4,250              24
Fund pays quarterly payment of 0.4500%
   (1.800% per annum) times the notional
   amount of Weyerhaeuser, Co., 6.750%,
   03/15/12. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty: Bank
   of America)                                         12/20/11         4,375             (20)
Fund receives monthly payment of 0.5400%
   (6.480% per annum) times the notional
   amount of the ABX.HE.A 06-1 Index. Upon a
   defined credit event, Fund pays the notional
   amount and takes receipt of the defined
   deliverable obligation. (Counterparty:
   JPMorgan Chase)                                     07/25/45         5,625              30
Fund receives monthly payment of 0.6400%
   (7.680% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index. Upon a
   defined credit event, Fund pays the notional
   amount and takes receipt of the defined
   deliverable obligation. (Counterparty:
   JPMorgan Chase)                                     08/25/37         5,000              23
Fund pays quarterly payment of 0.3400%
   (1.360% per annum) times the notional
   amount of Agrium, Inc., 8.250%, 02/15/11.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/11         4,250             (22)
Fund pays quarterly payment of 0.4600%
   (1.840% per annum) times the notional
   amount of Autozone, Inc., 5.875%, 10/15/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/11         4,375             (44)
Fund pays quarterly payment of 0.5500%
   (2.200% per annum) times the notional
   amount of Black & Decker Corp., 7.125%,
   06/01/11. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/11         4,375             (24)
Fund pays quarterly payment of 0.2150%
   (0.860% per annum) times the notional
   amount of Carnival Corp., 6.650%, 01/15/28.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty:
   JPMorgan Chase)                                     06/20/12         4,000              (2)
Fund pays quarterly payment of 0.2600%
   (1.040% per annum) times the notional
   amount of Dow Chemical Co., 6.000%,
   10/01/12. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/13         4,375              17

----------------------------------------------------------------------------------------------
                                                                                 UNREALIZED
                                                                    NOTIONAL    APPRECIATION
                                                     EXPIRATION      AMOUNT    (DEPRECIATION)
DESCRIPTION                                             DATE      (THOUSANDS)   ($ THOUSANDS)
----------------------------------------------------------------------------------------------
Fund pays quarterly payment of 1.1800%
   (4.720% per annum) times the notional
   amount of Gap, Inc., 8.800%, 12/15/08.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/11         4,250             (72)
Fund pays quarterly payment of 0.3900%
   (1.560% per annum) times the notional
   amount of Hasbro, Inc., 2.750%, 12/01/21.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/11         4,250              37
Fund pays quarterly payment of 0.7700%
   (3.080% per annum) times the notional
   amount of Jones Apparel Group, Inc.,
   5.125%, 11/15/14. Upon a defined credit
   event, Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                      12/20/11         4,250              15
Fund pays quarterly payment of 0.4500%
   (1.800% per annum) times the notional
   amount of Lubrizol Corp., 7.250%, 06/15/35.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/11         4,375             (20)
Fund pays quarterly payment of 0.3500%
   (1.400% per annum) times the notional
   amount of MGIC Investment Corp., 6.000%,
   03/15/07. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/13         4,375              43
Fund pays quarterly payment of 0.2800%
   (1.120% per annum) times the notional
   amount of Nordstrom, Inc., 6.950%,
   03/15/28. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/13         4,375              (3)
Fund pays quarterly payment of 0.2200%
   (0.880% per annum) times the notional
   amount of Nucor Corp., 4.875%, 10/01/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/11         4,375             (19)
Fund pays quarterly payment of 0.3500%
   (1.400% per annum) times the notional
   amount of PMI Group, Inc., 6.000%,
   09/15/16. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/13         4,375              48
Fund pays quarterly payment of 0.2000%
   (0.800% per annum) times the notional
   amount of PPG Industries, Inc., 7.050%,
   08/15/09. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/11         4,250               2
Fund pays quarterly payment of 0.3900%
   (1.560% per annum) times the notional
   amount of Radian Group, Inc., 7.750%,
   06/01/11. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/13         4,250             (34)
Fund pays quarterly payment of 0.2700%
   (1.080% per annum) times the notional
   amount of Southwest Airlines Co., 6.500%,
   03/01/12. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/11         4,250              14
Fund pays quarterly payment of 0.3200%
   (1.280% per annum) times the notional
   amount of Washington Mutual Co., 5.250%,
   09/15/17. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   JPMorgan Chase)                                     03/20/12         4,000              (8)
Fund receives monthly payment of 0.5400%
   (6.480% per annum) times the notional
   amount of the ABX.HE.A 06-1 Index. Upon a
   defined credit event, Fund pays the notional
   amount and takes receipt of the defined
   deliverable obligation. (Counterparty:
   Merrill Lynch)                                      07/25/45        14,150              52

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            65

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund (Concluded)
May 31, 2007

----------------------------------------------------------------------------------------------
                                                                                 UNREALIZED
                                                                    NOTIONAL    APPRECIATION
                                                     EXPIRATION      AMOUNT    (DEPRECIATION)
DESCRIPTION                                             DATE      (THOUSANDS)   ($ THOUSANDS)
----------------------------------------------------------------------------------------------
Fund receives monthly payment of 0.6400%
   (7.680% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index. Upon a
   defined credit event, Fund pays the notional
   amount and takes receipt of the defined
   deliverable obligation. (Counterparty:
   Merrill Lynch)                                      08/25/37         3,000             (12)
Fund receives quarterly payment of 0.4000%
   (1.600% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a defined
   credit event, Fund pays the notional amount
   and takes receipt of the defined obligation.
   (Counterparty: Merrill Lynch)                       12/20/11         3,700              27
Fund receives quarterly payment of 0.4000%
   (1.600% per annum) times the notional
   amount of CDX.NA.IG., Index. Upon a
   defined credit event, Fund pays the notional
   amount and takes receipt of the defined
   obligation. (Counterparty: Merrill Lynch)           12/20/11        22,225             160
Fund receives quarterly payment of 0.4000%
   (1.600% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a defined
   credit event, Fund pays the notional amount
   and takes receipt of the defined obligation.
   (Counterparty: Merrill Lynch)                       12/20/11        79,300             554
Fund receives quarterly payment of 0.4400%
   (1.760% per annum) times the notional
   amount of Dow Chemical Co., 6.000%,
   10/01/12. Upon a defined credit event, Fund
   pays the notional amount and takes receipt
   of the defined obligation. (Counterparty:
   Merrill Lynch)                                      12/20/11         8,750             (86)
Fund pays quarterly payment of 0.2500%
   (1.000% per annum) times the notional
   amount of Dow Chemical Co., 6.000%,
   10/01/12. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   Merrill Lynch)                                      12/20/13         4,375              20
Fund pays quarterly payment of 0.1300%
   (0.520% per annum) times the notional
   amount of Lowe's Cos., 8.250%, 06/01/10.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty:
   Merrill Lynch)                                      12/20/11         4,250               5
Fund pays quarterly payment of 0.4500%
   (1.800% per annum) times the notional
   amount of Lubrizol Corp., 7.250%, 06/15/25.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver the
   defined obligation. (Counterparty:
   Merrill Lynch)                                      12/20/11         4,375             (18)
Fund pays quarterly payment of 0.9000%
   (3.600% per annum) times the notional
   amount of MDC Holdings, Inc., 5.500%,
   05/15/13. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   Merrill Lynch)                                      12/20/11         4,250             (39)
Fund pays quarterly payment of 0.2800%
   (1.120% per annum) times the notional
   amount of Nordstrom, Inc., 6.950%,
   03/15/28. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   Merrill Lynch)                                      12/20/13         4,375              (3)
Fund pays quarterly payment of 0.6900%
   (2.760% per annum) times the notional
   amount of RR Donnelly & Sons Co., 4.950%,
   04/01/14. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   Merrill Lynch)                                      12/20/11         4,250              (3)
Fund pays quarterly payment of 0.2700%
   (1.080% per annum) times the notional
   amount of Southwest Airlines Co., 6.500%,
   03/01/12. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   Merrill Lynch)                                      12/20/11         4,375              14
Fund pays quarterly payment of 0.4500%
   (1.800% per annum) times the notional
   amount of Weyerhaeuser, Co., 6.750%,
   03/15/12. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   Merrill Lynch)                                      03/20/12         4,375             (13)
Fund pays quarterly payment of 0.3380%
   (1.352% per annum) times the notional
   amount of Whirlpool Corp., 7.750%,
   07/15/16. Upon a defined credit event, Fund
   will receive the notional amount and deliver
   the defined obligation. (Counterparty:
   JPMorgan Chase)                                     12/20/11         4,250              (1)
                                                                                      --------
                                                                                      $   882
                                                                                      ========

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $7,833,212 ($ Thousands).

*     Non-income producing security.

**    Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investments Trust

++    Affiliated security

(A) This security was sold within terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) This security or a partial position of this security is on loan at May 31, 2007 (See Note 9). The total value of securities on loan at May 31, 2007 was $387,291 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan (See Note 9). The total value of such securities as of May 31, 2007 was $398,629 ($ Thousands).

(D)   The rate reported is the effective yield at time of purchase.

(E) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The date reported on the Schedule of Investments is the next reset date.

(F) Security considered illiquid. The total value of the security as of May 31, 2007 was $561 ($ Thousands), representing 0.01% of the Fund's net assets.

(G) Security, or a portion thereof, has been pledged as collateral on open future contracts.

(H) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on May 31, 2007. The coupon on a step bond changes on a specified date.

(I) Zero Coupon Bond -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(J)   Tri-Party Repurchase Agreement

ARM -- Adjustable Rate Mortgage
AUD -- Australian Dollar
CAD -- Canadian Dollar
CHF -- Swiss Franc
Cl -- Class
CMO -- Collateralized Mortgage Obligation
EUR -- Euro
EXL -- Extendable Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
GNMA -- Government National Mortgage Association
IO -- Interest Only
JPY -- Japanese Yen
LIBOR -- London Interbank Offering Rate
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
NIM -- Net Interest Margin
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
PLC -- Public Liability Company
SEK -- Swedish Krona
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
USD -- U.S. Dollar
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
66            SEI Institutional Investments Trust / Annual Report / May 31, 2007

Large Cap Index Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

21.6%    Financials
13.4%    Information Technology
10.8%    Health Care
 9.8%    Consumer Discretionary
 9.8%    Industrials
 8.4%    Energy
 7.8%    Consumer Staples
 6.7%    Short-Term Investments
 3.6%    Utilities
 3.4%    Telecommunication Services
 3.1%    Materials
 1.0%    Commercial Paper
 0.2%    Certificate of Deposit
 0.2%    U.S. Treasury Obligations
 0.1%    Master Note
 0.1%    Asset-Backed Securities

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.2%

CONSUMER DISCRETIONARY -- 10.8%
  Abercrombie & Fitch, Cl A                               2,402   $         199
  Advance Auto Parts                                      2,808             116
  Amazon.com (B)*                                         8,489             587
  American Eagle Outfitters                               4,671             126
  AnnTaylor Stores*                                       1,847              72
  Apollo Group, Cl A*                                     3,664             176
  Autoliv                                                 2,218             132
  Autonation*                                             4,132              91
  Autozone*                                               1,407             181
  Barnes & Noble                                          1,238              53
  Beazer Homes USA (B)                                    1,037              37
  Bed Bath & Beyond (B)*                                  7,615             310
  Best Buy                                               10,647             514
  BorgWarner (B)                                          1,641             138
  Boyd Gaming                                             1,051              53
  Brinker International                                   3,483             111
  Brunswick                                               2,533              87
  Burger King Holdings                                      500              13
  Cablevision Systems, Cl A                               5,942             215
  Career Education*                                       2,459              86
  Carmax*                                                 5,860             141
  CBS, Cl B                                              18,269             608
  Centex                                                  3,256             158
  Cheesecake Factory (B)*                                 2,046              58
  Chico's FAS*                                            4,616             126
  Choice Hotels International                               884              36
  Circuit City Stores                                     4,985              80
  Clear Channel Communications                           13,535             520
  Clear Channel Outdoor Holdings, Cl A*                     700              20
  Coach*                                                 10,367             532
  Coldwater Creek*                                        1,700              42
  Comcast, Cl A (B)*                                     78,625           2,155
  CTC Media*                                                700              18
  Darden Restaurants                                      3,922             179

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Dick's Sporting Goods (B)*                              1,029   $          57
  Dillard's, Cl A                                         1,675              61
  DIRECTV Group*                                         21,858             511
  Discovery Holding, Cl A*                                7,242             169
  Dollar General                                          8,431             182
  Dollar Tree Stores*                                     2,653             112
  Dow Jones (B)                                           1,677              89
  DR Horton                                               8,768             205
  DreamWorks Animation SKG, Cl A*                           934              28
  E.W. Scripps, Cl A                                      2,272             104
  Eastman Kodak (B)                                       7,767             197
  EchoStar Communications, Cl A (B)*                      5,662             261
  Expedia (B)*                                            5,124             123
  Family Dollar Stores (B)                                4,262             143
  Federated Department Stores*                           12,330             492
  Foot Locker                                             4,469              98
  Ford Motor (B)                                         48,024             401
  Fortune Brands                                          4,020             325
  GameStop, Cl A*                                         3,600             133
  Gannett                                                 6,359             374
  Gap                                                    13,759             255
  General Motors (B)                                     12,581             377
  Gentex                                                  3,932              70
  Genuine Parts                                           4,671             240
  Getty Images*                                           1,519              76
  Goodyear Tire & Rubber*                                 5,652             201
  H&R Block (B)                                           8,825             209
  Hanesbrands*                                            2,643              69
  Harley-Davidson (B)                                     7,203             440
  Harman International Industries                         1,768             210
  Harrah's Entertainment                                  4,975             425
  Harte-Hanks                                             1,489              39
  Hasbro                                                  4,467             144
  Hearst-Argyle Television                                  863              22
  Hilton Hotels (B)                                      10,324             367
  Home Depot                                             53,015           2,061
  IAC/InterActive*                                        4,664             161
  Idearc*                                                 3,955             139
  International Game Technology                           9,143             367
  International Speedway, Cl A                              912              48
  Interpublic Group (B)*                                 12,575             148
  ITT Educational Services*                               1,121             127
  J.C. Penney                                             6,251             503
  Jarden*                                                 1,300              55
  John Wiley & Sons, Cl A                                 1,242              57
  Johnson Controls                                        5,215             572
  Jones Apparel Group                                     3,053              91
  KB Home                                                 2,080              95
  Kohl's*                                                 8,819             664
  Lamar Advertising, Cl A                                 2,140             140
  Las Vegas Sands*                                        3,693             288
  Laureate Education*                                     1,231              74
  Leggett & Platt                                         4,919             120

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            67

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Lennar, Cl A                                            3,530   $         161
  Liberty Global, Cl A*                                  10,896             418
  Liberty Media Holding-Capital, Ser A*                   3,792             428
  Liberty Media Holding-Interactive, Cl A*               17,647             428
  Limited Brands                                          9,457             248
  Liz Claiborne                                           2,661              92
  Lowe's (B)                                             41,810           1,372
  Marriott International, Cl A                            8,550             394
  Mattel                                                 10,442             293
  McClatchy, Cl A                                         1,417              39
  McDonald's                                             33,080           1,672
  McGraw-Hill                                             9,539             671
  MDC Holdings                                              816              44
  Meredith                                                  758              47
  MGM Mirage*                                             3,192             254
  Mohawk Industries (B)*                                  1,366             139
  New York Times, Cl A (B)                                3,524              89
  Newell Rubbermaid                                       7,365             234
  News, Cl A                                             61,985           1,369
  Nike, Cl B (B)                                         10,348             587
  Nordstrom                                               6,412             333
  Nutri/System (B)*                                         900              59
  NVR*                                                      124              99
  O'Reilly Automotive*                                    3,240             123
  Office Depot*                                           7,789             284
  OfficeMax                                               1,974              89
  Omnicom Group                                           4,522             476
  OSI Restaurant Partners                                 1,602              65
  Panera Bread, Cl A (B)*                                   762              43
  Penn National Gaming (B)*                               2,089             112
  PetSmart                                                3,773             129
  Polo Ralph Lauren                                       1,680             164
  Pool (B)                                                1,292              53
  Pulte Homes (B)                                         6,018             164
  R.H. Donnelley                                          1,361             106
  RadioShack                                              3,871             132
  Regal Entertainment Group, Cl A (B)                     1,988              46
  Ross Stores                                             3,871             127
  Ryland Group (B)                                        1,075              50
  Saks                                                    3,306              66
  Sally Beauty Holdings*                                  1,887              17
  Scientific Games, Cl A*                                 1,966              73
  Sears Holdings*                                         2,328             419
  Service International (B)                               8,394             117
  ServiceMaster                                           7,782             121
  Sherwin-Williams                                        3,037             205
  Sirius Satellite Radio (B)*                            38,952             114
  Snap-On                                                 1,491              81
  Standard-Pacific                                        1,539              33
  Stanley Works                                           2,109             133
  Staples                                                19,564             490
  Starbucks (B)*                                         20,706             597
  Starwood Hotels & Resorts Worldwide                     5,784             417

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Station Casinos                                         1,219   $         107
  Target                                                 23,385           1,460
  Thor Industries                                         1,000              44
  Tiffany (B)                                             3,525             185
  Tim Hortons                                             4,986             155
  Time Warner                                           100,837           2,155
  TJX                                                    12,354             346
  Toll Brothers*                                          3,351              98
  Tractor Supply (B)*                                     1,000              53
  TravelCenters of America LLC*                             176               8
  Tribune (B)                                             4,900             158
  TRW Automotive Holdings*                                  993              40
  United Auto Group                                       1,200              27
  Urban Outfitters (B)*                                   3,120              83
  VF                                                      2,417             227
  Viacom, Cl B*                                          17,169             771
  Virgin Media                                            7,620             198
  Walt Disney                                            55,484           1,966
  Warner Music Group (B)                                  2,562              43
  Washington Post, Cl B                                     157             121
  Weight Watchers International                             962              50
  Wendy's International                                   2,713             109
  Westfield Financial                                     1,868             176
  Whirlpool                                               1,987             222
  Williams-Sonoma (B)                                     2,662              90
  Wyndham Worldwide*                                      5,068             189
  Wynn Resorts (B)*                                       1,396             135
  XM Satellite Radio Holdings, Cl A*                      7,837              91
  Yum! Brands                                             7,324             496
                                                                  --------------
                                                                         45,208
                                                                  --------------

CONSUMER STAPLES -- 8.6%
  Alberto-Culver*                                         2,187              54
  Altria Group                                           56,168           3,994
  Anheuser-Busch                                         20,779           1,108
  Archer-Daniels-Midland                                 17,579             616
  Avon Products                                          12,106             465
  Bare Escentuals*                                          700              29
  BJ's Wholesale Club*                                    1,872              71
  Brown-Forman, Cl B                                      1,675             114
  Campbell Soup                                           6,178             245
  Church & Dwight                                         1,632              82
  Clorox                                                  4,103             275
  Coca-Cola                                              54,820           2,905
  Coca-Cola Enterprises                                   8,515             199
  Colgate-Palmolive                                      13,875             929
  ConAgra Foods                                          13,986             357
  Constellation Brands, Cl A*                             5,631             137
  Corn Products International                             2,100              86
  Costco Wholesale (B)                                   11,981             677
  CVS                                                    41,952           1,617
  Dean Foods                                              3,487             114

--------------------------------------------------------------------------------
68            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Del Monte Foods                                         5,258   $          63
  Energizer Holdings (B)*                                 1,541             153
  Estee Lauder, Cl A                                      3,354             159
  General Mills                                           9,496             581
  Hansen Natural (B)*                                     1,600              64
  Hershey                                                 4,698             248
  HJ Heinz                                                9,037             430
  Hormel Foods                                            1,939              73
  JM Smucker                                              1,655              95
  Kellogg                                                 6,703             362
  Kimberly-Clark                                         12,418             881
  Kraft Foods, Cl A                                      44,840           1,517
  Kroger                                                 19,373             587
  Loews - Carolina                                        2,493             194
  McCormick                                               3,593             134
  Molson Coors Brewing, Cl B                              1,431             131
  Pepsi Bottling Group                                    3,682             129
  PepsiAmericas                                           1,494              37
  PepsiCo                                                44,437           3,036
  Procter & Gamble                                       88,277           5,610
  Reynolds American (B)                                   4,610             300
  Rite Aid (B)*                                          14,201              90
  Safeway                                                12,120             418
  Sara Lee                                               20,451             366
  Smithfield Foods*                                       2,775              89
  Supervalu                                               5,489             261
  Sysco                                                  16,648             551
  Tyson Foods, Cl A                                       6,265             140
  UST (B)                                                 4,469             239
  Wal-Mart Stores                                        66,179           3,150
  Walgreen                                               27,225           1,229
  Whole Foods Market (B)                                  3,852             158
  WM Wrigley Jr.                                          6,200             363
                                                                  --------------
                                                                         35,912
                                                                  --------------

ENERGY -- 9.3%
  Anadarko Petroleum                                     12,440             618
  Apache                                                  8,859             715
  Arch Coal                                               3,912             158
  Baker Hughes                                            8,601             709
  BJ Services                                             8,088             237
  Cabot Oil & Gas                                         2,800             109
  Cameron International*                                  3,022             214
  Cheniere Energy (B)*                                    1,500              57
  Chesapeake Energy                                      11,166             389
  Chevron                                                59,702           4,865
  Cimarex Energy                                          2,300              97
  CNX Gas (B)*                                              800              24
  ConocoPhillips                                         44,476           3,444
  Consol Energy                                           4,944             240
  Denbury Resources*                                      3,324             120
  Devon Energy                                           11,813             907

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Diamond Offshore Drilling                               1,709   $         161
  Dresser-Rand Group*                                       734              26
  El Paso                                                18,403             314
  ENSCO International                                     4,123             250
  EOG Resources                                           6,545             503
  Exxon Mobil                                           154,212          12,826
  FMC Technologies*                                       1,780             135
  Forest Oil (B)*                                         1,314              53
  Foundation Coal Holdings                                1,300              57
  Frontier Oil                                            3,000             121
  Global Industries*                                      2,500              59
  Grant Prideco*                                          3,427             195
  Halliburton                                            25,497             917
  Helix Energy Solutions Group*                           2,400              96
  Helmerich & Payne                                       2,850              97
  Hess                                                    7,312             433
  Holly (B)                                               1,300              91
  Marathon Oil                                            9,288           1,150
  Massey Energy                                           1,961              57
  Murphy Oil (B)                                          5,054             298
  National Oilwell Varco*                                 4,692             443
  Newfield Exploration*                                   3,499             168
  Noble Energy                                            4,662             295
  Occidental Petroleum                                   23,054           1,267
  Oceaneering International*                              1,500              75
  Overseas Shipholding Group                                727              58
  Patterson-UTI Energy                                    4,432             117
  Peabody Energy (B)                                      7,174             388
  Pioneer Natural Resources                               3,244             167
  Plains Exploration & Production*                        1,947             103
  Pogo Producing (B)                                      1,470              79
  Pride International*                                    4,429             159
  Quicksilver Resources (B)*                              1,701              76
  Range Resources                                         3,939             153
  Rowan                                                   2,986             118
  SEACOR Holdings*                                          600              55
  Smith International (B)                                 5,331             296
  Southwestern Energy*                                    4,488             214
  Spectra Energy*                                        16,809             448
  St. Mary Land & Exploration                             1,600              60
  Sunoco                                                  3,256             260
  Superior Energy Services*                               2,200              88
  Tesoro                                                  3,746             232
  Tetra Technologies (B)*                                 2,000              56
  Tidewater                                               1,570             104
  Todco*                                                  1,700              84
  Unit*                                                   1,127              69
  Valero Energy                                          14,736           1,100
  W&T Offshore                                              400              12
  Williams                                               15,946             506
  XTO Energy                                              9,711             563
                                                                  --------------
                                                                         38,555
                                                                  --------------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            69

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
FINANCIALS -- 20.8%
  A.G. Edwards                                            2,057   $         181
  Affiliated Managers Group (B)*                            833             108
  Aflac                                                  13,456             711
  Alleghany (B)*                                            132              49
  Allied Capital (B)                                      3,964             126
  Allstate                                               17,125           1,053
  AMB Property+                                           2,644             153
  AMBAC Financial Group                                   2,768             248
  American Capital Strategies (B)                         4,321             209
  American Express                                       29,134           1,893
  American Financial Group                                2,414              86
  American International Group                           59,276           4,288
  American National Insurance                               422              61
  AmeriCredit (B)*                                        3,072              82
  Ameriprise Financial                                    5,900             371
  Annaly Capital Management+                              6,911             107
  AON (B)                                                 7,950             341
  Apartment Investment &
    Management, Cl A+                                     2,584             142
  Archstone-Smith Trust+                                  5,740             354
  Arthur J. Gallagher                                     2,604              77
  Associated Banc                                         3,384             112
  Assurant                                                3,293             196
  Astoria Financial                                       2,314              62
  AvalonBay Communities+ (B)                              2,089             272
  Bancorpsouth                                            2,200              55
  Bank of America                                       122,823           6,228
  Bank of Hawaii                                          1,382              74
  Bank of New York                                       20,352             825
  BB&T                                                   15,006             632
  Bear Stearns (B)                                        3,274             491
  BlackRock                                                 485              74
  BOK Financial                                             475              26
  Boston Properties+ (B)                                  3,084             357
  Brandywine Realty Trust+ (B)                            2,500              79
  BRE Properties, Cl A+                                   1,320              83
  Brown & Brown                                           2,824              74
  Camden Property Trust+ (B)                              1,447             108
  Capital One Financial (B)                              10,925             872
  CapitalSource+                                          2,582              68
  Capitol Federal Financial                                 527              20
  CB Richard Ellis Group, Cl A*                           5,117             190
  CBL & Associates Properties+                            1,906              78
  Cbot Holdings, Cl A (B)*                                1,400             275
  Charles Schwab                                         28,085             631
  Chicago Mercantile Exchange
    Holdings, Cl A                                          942             500
  Chubb                                                  11,218             616
  Cincinnati Financial                                    4,186             190
  CIT Group                                               5,424             325
  Citigroup                                             133,845           7,293
  City National                                           1,038              80

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  CNA Financial*                                            700   $          36
  Colonial BancGroup                                      3,954             100
  Colonial Properties Trust+ (B)                          1,300              64
  Comerica                                                4,353             273
  Commerce Bancorp                                        4,854             168
  Commerce Bancshares*                                    1,914              90
  Compass Bancshares                                      3,537             248
  Conseco*                                                3,877              76
  Countrywide Financial (B)                              16,475             642
  Cullen/Frost Bankers                                    1,668              89
  Developers Diversified Realty+                          3,253             201
  Douglas Emmett+*                                        2,000              53
  Duke Realty+                                            3,709             149
  E*Trade Financial*                                     11,438             274
  East West Bancorp                                       1,488              60
  Eaton Vance                                             3,310             145
  Equity Residential+ (B)                                 7,787             395
  Erie Indemnity, Cl A                                    1,419              79
  Essex Property Trust+                                     669              85
  Fannie Mae                                             26,133           1,670
  Federal Realty Investment Trust+                        1,496             133
  Federated Investors, Cl B                               2,658             103
  Fidelity National Financial, Cl A                       5,904             166
  Fifth Third Bancorp (B)                                12,682             537
  First American                                          2,184             117
  First Citizens BancShares, Cl A                           200              39
  First Horizon National (B)                              3,229             130
  First Marblehead (B)                                    1,198              45
  Forest City Enterprises, Cl A (B)                       1,942             136
  Franklin Resources                                      4,603             625
  Freddie Mac                                            18,607           1,243
  Fulton Financial                                        4,195              64
  General Growth Properties+                              4,740             280
  Genworth Financial, Cl A                               12,092             436
  Goldman Sachs Group                                     9,675           2,233
  Hanover Insurance Group                                 1,293              63
  Hartford Financial Services Group                       8,610             888
  HCC Insurance Holdings                                  2,841              93
  Health Care Property Investors+                         5,174             169
  Health Care+ (B)                                        2,083              91
  Hospitality Properties Trust+                           2,466             110
  Host Hotels & Resorts+ (B)                             13,900             355
  HRPT Properties Trust+                                  5,102              59
  Hudson City Bancorp (B)                                15,428             203
  Huntington Bancshares (B)                               6,589             148
  IndyMac Bancorp (B)                                     2,099              70
  IntercontinentalExchange*                               1,800             261
  Investment Technology Group*                            1,200              49
  Investors Financial Services                            1,755             108
  iStar Financial+                                        3,295             158
  Janus Capital Group                                     5,065             140
  Jefferies Group                                         3,214              98
  Jones Lang LaSalle                                      1,000             117

--------------------------------------------------------------------------------
70            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  JPMorgan Chase                                         93,522   $       4,847
  Keycorp                                                10,695             381
  Kilroy Realty+                                            900              67
  Kimco Realty+                                           6,044             280
  Legg Mason                                              3,481             352
  Lehman Brothers Holdings                               14,394           1,056
  Leucadia National (B)                                   4,220             151
  Liberty Property Trust+                                 2,306             108
  Lincoln National                                        7,588             550
  Loews                                                  11,818             603
  M&T Bank                                                1,983             219
  Macerich+                                               1,868             167
  Mack-Cali Realty+                                       1,898              92
  Markel*                                                   250             123
  Marsh & McLennan (B)                                   14,865             488
  Marshall & Ilsley                                       6,860             329
  MBIA                                                    3,559             237
  Mellon Financial                                       11,063             479
  Mercury General                                           696              39
  Merrill Lynch                                          23,349           2,165
  Metlife                                                12,538             853
  MGIC Investment                                         2,315             150
  Moody's (B)                                             6,427             448
  Morgan Stanley                                         28,878           2,456
  NASDAQ Stock Market (B)*                                2,600              87
  National City                                          14,476             501
  Nationwide Financial Services, Cl A                     1,361              84
  Nelnet, Cl A                                              363               9
  New York Community Bancorp                              8,172             143
  Northern Trust                                          5,905             384
  Nuveen Investments, Cl A                                2,148             118
  Nymex Holdings                                            200              25
  NYSE Euronext (B)*                                      7,100             590
  Old Republic International                              5,890             128
  People's United Financial                               3,334              67
  Philadelphia Consolidated Holding*                      1,648              68
  Plum Creek Timber+ (B)                                  5,021             210
  PMI Group                                               2,343             116
  PNC Financial Services Group                            9,403             694
  Popular (B)                                             7,230             124
  Principal Financial Group                               7,418             451
  Progressive                                            21,180             488
  Prologis+                                               6,588             426
  Protective Life                                         1,809              90
  Prudential Financial                                   12,463           1,271
  Public Storage+                                         3,268             292
  Radian Group (B)                                        2,198             136
  Raymond James Financial                                 2,421              81
  Rayonier+                                               1,903              86
  Regency Centers+                                        1,908             150
  Regions Financial                                      19,787             706
  Reinsurance Group of America                              799              50
  Safeco                                                  2,835             178

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  SEI (H)                                                 1,821   $         112
  Simon Property Group+ (B)                               5,952             643
  Sky Financial Group                                     2,865              79
  SL Green Realty+ (B)                                    1,568             220
  SLM                                                    11,114             625
  South Financial Group                                   1,800              43
  Sovereign Bancorp                                      10,558             245
  St. Joe (B)                                             2,061             108
  Stancorp Financial Group                                1,442              73
  State Street (B)                                        8,904             608
  Student Loan                                              102              21
  SunTrust Banks                                          9,746             870
  Synovus Financial                                       7,072             234
  T. Rowe Price Group                                     7,080             364
  Taubman Centers+                                        1,500              83
  TCF Financial                                           3,801             107
  TD Ameritrade Holding (B)*                              8,645             177
  Thornburg Mortgage+ (B)                                 3,241              90
  Torchmark                                               2,650             186
  Transatlantic Holdings                                    655              47
  Travelers                                              18,744           1,015
  UDR+                                                    3,819             116
  UnionBanCal                                             1,397              86
  Unitrin                                                 1,260              62
  UnumProvident (B)                                       9,405             250
  US Bancorp (B)                                         47,943           1,658
  Valley National Bancorp (B)                             3,008              74
  Ventas+ (B)                                             3,544             150
  Vornado Realty Trust+                                   3,510             425
  Wachovia                                               50,764           2,751
  Washington Federal                                      2,263              57
  Washington Mutual (B)                                  23,627           1,033
  Webster Financial                                       1,346              61
  Weingarten Realty Investors+ (B)                        2,067              96
  Wells Fargo                                            90,486           3,266
  Wesco Financial                                            41              18
  Whitney Holding                                         1,557              48
  Wilmington Trust                                        1,692              72
  WR Berkley                                              4,214             139
  Zions Bancorporation                                    2,802             225
                                                                  --------------
                                                                         86,820
                                                                  --------------
HEALTH CARE -- 11.9%
  Abbott Laboratories                                    40,976           2,309
  Abraxis BioScience (B)*                                   563              14
  Advanced Medical Optics*                                1,627              57
  Aetna                                                  13,934             738
  Allergan                                                4,048             504
  AmerisourceBergen                                       5,162             264
  Amgen*                                                 31,767           1,789
  Amylin Pharmaceuticals (B)*                             3,000             139
  Applera - Applied Biosystems Group                      5,194             147
  Barr Pharmaceuticals*                                   2,982             159

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            71

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Bausch & Lomb*                                          1,430   $          97
  Baxter International                                   17,675           1,005
  Beckman Coulter                                         1,812             119
  Becton Dickinson                                        6,644             507
  Biogen Idec*                                            9,114             476
  Biomet                                                  6,690             292
  Boston Scientific*                                     33,039             518
  Bristol-Myers Squibb                                   53,013           1,607
  Brookdale Senior Living                                   700              33
  C.R. Bard                                               2,785             235
  Cardinal Health                                        10,329             748
  Celgene*                                                9,992             612
  Cephalon (B)*                                           1,748             145
  Cerner (B)*                                             1,774             101
  Charles River Laboratories International*               1,843              98
  Cigna                                                   2,585             433
  Community Health Systems*                               2,862             109
  Cooper                                                  1,104              61
  Covance*                                                1,336              89
  Coventry Health Care*                                   4,362             260
  Cytyc*                                                  2,903             123
  Dade Behring Holdings                                   2,242             121
  DaVita*                                                 2,708             150
  Dentsply International                                  4,198             152
  Edwards Lifesciences*                                   1,507              76
  Eli Lilly                                              26,461           1,551
  Endo Pharmaceuticals Holdings*                          3,697             131
  Express Scripts*                                        3,061             313
  Forest Laboratories*                                    8,673             440
  Gen-Probe*                                              1,327              72
  Genentech*                                             12,485             996
  Genzyme*                                                7,053             455
  Gilead Sciences*                                       12,175           1,008
  Health Management Associates, Cl A (B)                  6,222              68
  Health Net*                                             3,002             171
  Henry Schein*                                           2,284             122
  Hillenbrand Industries                                  1,724             114
  HLTH (B)*                                               4,456              67
  Hospira*                                                4,081             163
  Humana*                                                 4,375             271
  Idexx Laboratories (B)*                                   826              73
  ImClone Systems*                                        1,728              71
  IMS Health                                              5,361             175
  Intuitive Surgical (B)*                                 1,000             138
  Invitrogen (B)*                                         1,290              93
  Johnson & Johnson                                      79,709           5,043
  Kinetic Concepts*                                       1,213              61
  King Pharmaceuticals (B)*                               6,226             132
  Laboratory of America Holdings*                         3,111             245
  LifePoint Hospitals*                                    1,376              56
  Lincare Holdings*                                       2,327              93
  Manor Care (B)                                          1,994             136
  McKesson                                                8,166             516

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Medco Health Solutions*                                 7,510   $         584
  Medimmune*                                              6,694             387
  Medtronic                                              32,485           1,727
  Merck                                                  58,740           3,081
  Millennium Pharmaceuticals*                             7,816              85
  Millipore*                                              1,486             111
  Mylan Laboratories                                      6,619             131
  Omnicare (B)                                            3,131             117
  Patterson*                                              3,583             134
  PDL BioPharma (B)*                                      3,031              83
  Pediatrix Medical Group*                                1,400              81
  PerkinElmer                                             3,334              88
  Pfizer                                                197,255           5,423
  Pharmaceutical Product Development                      2,684              98
  Quest Diagnostics (B)                                   4,144             203
  Resmed*                                                 2,155              97
  Respironics*                                            1,840              81
  Schering-Plough                                        39,909           1,307
  Sepracor (B)*                                           2,861             139
  Sierra Health Services*                                 1,334              56
  St. Jude Medical*                                       9,146             390
  Stryker (B)*                                            8,004             539
  Techne*                                                   941              56
  Tenet Healthcare (B)*                                  12,694              88
  Thermo Fisher Scientific*                              11,125             607
  Triad Hospitals*                                        2,463             132
  UnitedHealth Group                                     36,229           1,984
  Universal Health Services, Cl B                         1,188              73
  Varian Medical Systems*                                 3,530             142
  VCA Antech*                                             2,339              93
  Vertex Pharmaceuticals*                                 3,400             102
  Waters*                                                 2,772             167
  Watson Pharmaceuticals*                                 2,518              78
  WebMD Health, Cl A (B)*                                   300              15
  WellCare Health Plans*                                    900              83
  WellPoint*                                             17,131           1,395
  Wyeth                                                  36,240           2,096
  Zimmer Holdings*                                        6,625             583
                                                                  --------------
                                                                         49,697
                                                                  --------------
INDUSTRIALS -- 10.8%
  3M                                                     20,246           1,781
  AGCO*                                                   2,500             108
  Alexander & Baldwin                                     1,082              58
  Alliant Techsystems*                                      936              95
  Allied Waste Industries*                                6,933              93
  American Standard                                       4,872             291
  Ametek                                                  2,947             111
  AMR*                                                    6,386             181
  Armor Holdings*                                           800              69
  Avery Dennison                                          2,610             170
  Avis Budget Group*                                      2,784              84
  Boeing                                                 21,491           2,162

--------------------------------------------------------------------------------
72            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Brink's                                                 1,300   $          86
  Burlington Northern Santa Fe                            9,798             912
  C.H. Robinson Worldwide (B)                             4,786             259
  Carlisle                                                1,666              74
  Caterpillar                                            18,088           1,421
  ChoicePoint*                                            2,297             101
  Cintas                                                  3,657             140
  Con-way                                                 1,323              75
  Continental Airlines, Cl B (B)*                         2,600             104
  Copart*                                                 1,813              57
  Corporate Executive Board                               1,096              73
  Corrections of America*                                 1,650             107
  Covanta Holding*                                        3,200              79
  Crane                                                   1,500              66
  CSX                                                    11,932             542
  Cummins                                                 2,756             260
  Danaher                                                 6,351             467
  Deere                                                   6,309             760
  Donaldson                                               1,972              72
  Dover                                                   5,457             273
  DRS Technologies                                        1,100              56
  Dun & Bradstreet                                        1,656             166
  Eaton                                                   4,126             387
  Emerson Electric                                       22,120           1,072
  Equifax                                                 4,056             170
  Expeditors International Washington                     5,748             251
  Fastenal (B)*                                           3,262             141
  FedEx                                                   8,244             920
  Flowserve                                               1,600             111
  Fluor                                                   2,304             240
  Gardner Denver*                                         1,500              62
  GATX                                                    1,300              67
  General Dynamics                                       10,872             872
  General Electric                                      279,923          10,519
  Goodrich                                                3,392             202
  Graco                                                   1,824              73
  Harsco                                                  2,270             121
  Hertz Global Holdings*                                  2,300              49
  HNI                                                     1,322              58
  Honeywell International                                20,890           1,210
  Hubbell, Cl B                                           1,592              90
  IDEX                                                    2,193              83
  Illinois Tool Works (B)                                13,480             711
  ITT                                                     5,002             337
  Jacobs Engineering Group*                               3,302             191
  JB Hunt Transport Services                              2,972              87
  Joy Global                                              3,033             172
  Kansas City Southern (B)*                               2,100              86
  KBR*                                                    4,384             121
  Kennametal                                              1,100              85
  Kirby*                                                  1,500              60
  L-3 Communications Holdings                             3,277             312

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Laidlaw International                                   2,305   $          79
  Landstar System                                         1,465              71
  Lennox International                                    1,700              58
  Lincoln Electric Holdings                               1,200              84
  Lockheed Martin                                         9,829             964
  Manitowoc                                               1,700             129
  Manpower                                                2,284             210
  Masco                                                  10,709             324
  Monster Worldwide*                                      3,418             161
  MSC Industrial Direct, Cl A                             1,120              60
  Norfolk Southern                                       11,233             650
  Northrop Grumman                                        9,178             694
  Oshkosh Truck (B)                                       1,959             121
  Paccar (B)                                              6,680             583
  Pall                                                    3,345             150
  Parker Hannifin                                         3,303             335
  Pentair                                                 2,761             102
  Pitney Bowes                                            5,985             286
  Precision Castparts                                     3,646             436
  Quanta Services*                                        2,900              87
  Raytheon                                               12,068             671
  Republic Services                                       4,523             137
  Robert Half International                               4,176             147
  Rockwell Automation                                     4,504             306
  Rockwell Collins                                        4,562             322
  Roper Industries                                        2,400             140
  RR Donnelley & Sons                                     5,677             243
  Ryder System                                            1,506              81
  Shaw Group*                                             2,200              89
  Southwest Airlines (B)                                 21,320             305
  Spirit Aerosystems Holdings, Cl A*                      1,600              56
  SPX                                                     1,611             142
  Steelcase, Cl A                                         2,475              48
  Stericycle*                                             1,113             101
  Teleflex                                                1,140              92
  Terex (B)*                                              2,748             233
  Textron                                                 3,461             371
  Thomas & Betts*                                         1,667              97
  Timken                                                  2,260              79
  Toro                                                    1,060              63
  Trinity Industries (B)                                  2,200             102
  UAL (B)*                                                2,800             110
  Union Pacific                                           7,208             870
  United Parcel Service, Cl B                            17,341           1,248
  United Rentals*                                         1,800              60
  United Technologies                                    27,166           1,917
  URS*                                                    1,400              70
  US Airways Group*                                       1,700              61
  USG (B)*                                                2,298             118
  Walter Industries                                       1,200              39
  Waste Management                                       14,494             560
  WESCO International*                                    1,300              84

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            73

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  WW Grainger                                             1,881   $         166
  YRC Worldwide*                                          1,708              69
                                                                  --------------
                                                                         44,994
                                                                  --------------
INFORMATION TECHNOLOGY -- 14.8%
  Activision (B)*                                         7,778             154
  Acxiom                                                  2,400              67
  ADC Telecommunications (B)*                             2,967              50
  Adobe Systems*                                         16,102             710
  Advanced Micro Devices (B)*                            15,234             217
  Affiliated Computer Services, Cl A*                     2,547             149
  Agilent Technologies*                                  10,864             415
  Akamai Technologies (B)*                                4,518             200
  Alliance Data Systems*                                  2,112             165
  Altera*                                                 9,873             225
  Amphenol, Cl A                                          4,892             175
  Analog Devices                                          9,212             334
  Apple*                                                 22,923           2,787
  Applied Materials (B)                                  36,755             702
  Arrow Electronics*                                      3,389             139
  Atmel*                                                 12,000              67
  Autodesk*                                               6,237             283
  Automatic Data Processing                              15,492             770
  Avaya*                                                 12,515             200
  Avnet*                                                  3,310             142
  AVX                                                     1,424              26
  BEA Systems*                                           10,507             135
  BMC Software*                                           5,789             192
  Broadcom, Cl A*                                        12,068             369
  Broadridge Financial Solutions*                         3,873              78
  CA (B)                                                 11,238             298
  Cadence Design Systems*                                 7,763             176
  CDW (B)                                                 1,622             138
  Ceridian*                                               3,775             134
  Checkfree (B)*                                          2,072              81
  Ciena*                                                  2,314              79
  Cisco Systems*                                        164,327           4,424
  Citrix Systems*                                         5,087             171
  Cognizant Technology Solutions, Cl A*                   3,744             294
  Computer Sciences*                                      4,664             258
  Compuware*                                              8,751              99
  Convergys*                                              3,669              94
  Corning*                                               41,958           1,049
  Cree (B)*                                               2,222              50
  Cypress Semiconductor*                                  5,000             107
  Dell*                                                  62,243           1,672
  Diebold                                                 1,829              91
  Dolby Laboratories, Cl A*                                 843              28
  DST Systems*                                            1,495             125
  eBay*                                                  31,711           1,033
  Electronic Arts*                                        8,165             399
  Electronic Data Systems                                13,942             402

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  EMC*                                                   59,264   $       1,001
  F5 Networks*                                            1,019              83
  Factset Research Systems                                1,200              77
  Fair Isaac                                              1,626              62
  Fairchild Semiconductor International*                  3,400              63
  Fidelity National Information Services                  5,028             271
  First Data                                             20,528             671
  Fiserv*                                                 4,869             289
  Global Payments                                         1,634              65
  Google, Cl A*                                           5,608           2,791
  Harris                                                  3,589             179
  Hewitt Associates, Cl A*                                2,863              86
  Hewlett-Packard                                        75,401           3,447
  Ingram Micro, Cl A*                                     4,123              85
  Integrated Device Technology*                           5,600              84
  Intel                                                 156,558           3,471
  International Business Machines (B)                    41,698           4,445
  International Rectifier*                                1,755              64
  Intersil, Cl A                                          3,861             116
  Intuit*                                                 9,386             286
  Iron Mountain*                                          4,363             120
  Jabil Circuit                                           4,874             112
  JDS Uniphase (B)*                                       5,140              67
  Juniper Networks*                                      15,225             372
  Kla-Tencor (B)                                          5,409             297
  Lam Research*                                           3,791             203
  Lexmark International, Cl A*                            2,686             140
  Linear Technology (B)                                   6,857             246
  LSI Logic*                                             20,148             175
  Mastercard, Cl A (B)                                    1,700             254
  Maxim Integrated Products                               8,724             268
  McAfee*                                                 4,373             161
  MEMC Electronic Materials*                              3,938             239
  Mettler Toledo International*                           1,036             102
  Microchip Technology (B)                                5,622             228
  Micron Technology (B)*                                 19,416             237
  Microsoft                                             224,000           6,870
  Molex                                                   3,570             106
  MoneyGram International                                 2,400              70
  Motorola                                               62,334           1,134
  National Instruments                                    1,436              45
  National Semiconductor                                  8,656             233
  NAVTEQ*                                                 2,569             110
  NCR*                                                    4,789             257
  Network Appliance (B)*                                  9,955             320
  Novell*                                                 8,426              66
  Novellus Systems (B)*                                   3,677             113
  Nvidia*                                                 9,304             323
  Oracle*                                               106,967           2,073
  Paychex                                                 9,007             364
  PMC - Sierra (B)*                                       5,800              45
  QLogic*                                                 4,180              71


--------------------------------------------------------------------------------
74            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Qualcomm                                               44,950   $       1,931
  Rambus (B)*                                             2,500              47
  Red Hat (B)*                                            5,327             131
  Riverbed Technology (B)*                                  300              13
  Salesforce.com (B)*                                     2,438             115
  SanDisk (B)*                                            6,143             268
  Sanmina-SCI*                                           14,365              51
  Silicon Laboratories*                                   1,400              48
  Solectron (B)*                                         22,315              76
  Spansion, Cl A (B)*                                     2,400              26
  Sun Microsystems*                                      92,977             474
  Symantec*                                              25,448             509
  Synopsys*                                               3,882             103
  Tech Data (B)*                                          1,550              57
  Tektronix                                               1,979              60
  Tellabs*                                               11,889             130
  Teradyne*                                               4,963              84
  Texas Instruments                                      38,708           1,369
  Total System Services (B)                                 969              32
  Trimble Navigation*                                     3,114              91
  Unisys*                                                 8,532              71
  VeriFone Holdings*                                      1,300              45
  VeriSign*                                               6,585             196
  Vishay Intertechnology*                                 4,350              78
  Western Digital*                                        5,930             112
  Western Union*                                         20,328             456
  Xerox*                                                 26,151             493
  Xilinx                                                  9,257             264
  Yahoo! (B)*                                            37,881           1,087
  Zebra Technologies, Cl A*                               1,825              73
                                                                  --------------
                                                                         61,500
                                                                  --------------
MATERIALS -- 3.4%
  Air Products & Chemicals                                5,994             467
  Airgas                                                  2,015              86
  Albemarle                                               2,144              87
  Alcoa                                                  23,402             966
  Allegheny Technologies                                  2,697             312
  Ashland                                                 1,676             101
  Ball                                                    2,775             154
  Bemis                                                   2,774              93
  Cabot                                                   1,673              81
  Carpenter Technology                                      700              93
  Celanese, Ser A                                         2,083              76
  Chemtura                                                6,854              75
  Commercial Metals                                       3,400             119
  Crown Holdings*                                         4,551             113
  Cytec Industries                                        1,081              64
  Domtar*                                                12,837             140
  Dow Chemical (B)                                       25,870           1,174
  E.I. Du Pont de Nemours                                24,792           1,297
  Eagle Materials                                         1,400              70

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Eastman Chemical                                        2,142   $         142
  Ecolab                                                  4,691             202
  Florida Rock Industries                                 1,270              86
  FMC                                                     1,030              86
  Freeport-McMoRan Copper & Gold,
    Cl B                                                 10,212             804
  Huntsman                                                2,429              49
  International Flavors & Fragrances                      2,391             123
  International Paper                                    12,055             472
  Louisiana-Pacific                                       2,846              58
  Lubrizol                                                1,734             114
  Lyondell Chemical                                       6,009             223
  Martin Marietta Materials                               1,263             196
  MeadWestvaco                                            4,758             167
  Monsanto                                               14,450             890
  Mosaic*                                                 4,178             147
  Nalco Holding                                           2,817              74
  Newmont Mining (B)                                     11,133             453
  Nucor                                                   8,290             560
  Owens-Illinois                                          4,091             139
  Packaging of America                                    1,899              49
  Pactiv*                                                 3,483             118
  PPG Industries                                          4,423             337
  Praxair                                                 8,725             594
  Reliance Steel & Aluminum                               1,800             110
  Rohm & Haas                                             4,353             231
  RPM International                                       2,969              67
  Scotts Miracle-Gro, Cl A                                1,406              65
  Sealed Air                                              4,268             138
  Sigma-Aldrich                                           3,548             154
  Smurfit-Stone Container*                                6,845              88
  Sonoco Products                                         2,646             115
  Southern Copper (B)                                       416              37
  Steel Dynamics                                          2,600             122
  Temple-Inland                                           3,075             194
  Titanium Metals*                                        2,158              75
  United States Steel                                     3,383             383
  Valhi                                                     122               2
  Valspar                                                 2,664              77
  Vulcan Materials                                        2,511             301
  Westlake Chemical (B)                                     600              17
  Weyerhaeuser                                            5,878             482
                                                                  --------------
                                                                         14,309
                                                                  --------------
TELECOMMUNICATION SERVICES -- 3.8%
  Alltel                                                  9,695             664
  American Tower, Cl A*                                  11,422             493
  AT&T                                                  169,133           6,992
  CenturyTel                                              3,201             158
  Citizens Communications                                 9,155             145
  Crown Castle International (B)*                         5,496             202
  Embarq (B)                                              3,932             253
  Leap Wireless International*                            1,400             120

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            75

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Level 3 Communications (B)*                            40,400   $         235
  NeuStar, Cl A*                                          1,700              50
  NII Holdings*                                           3,920             319
  Qwest Communications
    International (B)*                                   42,496             437
  SBA Communications, Cl A*                               2,900              93
  Sprint Nextel                                          78,044           1,783
  Telephone & Data Systems                                2,902             180
  US Cellular*                                              431              34
  Verizon Communications (B)                             78,515           3,418
  Windstream                                             11,947             180
                                                                  --------------
                                                                         15,756
                                                                  --------------
UTILITIES -- 4.0%
  AES*                                                   17,724             421
  AGL Resources                                           1,947              83
  Allegheny Energy*                                       4,266             228
  Alliant Energy                                          3,176             137
  Ameren (B)                                              5,390             286
  American Electric Power                                10,650             507
  Aqua America (B)                                        3,177              73
  Atmos Energy                                            2,491              81
  Centerpoint Energy                                      8,015             152
  CMS Energy (B)                                          6,142             112
  Consolidated Edison (B)                                 7,016             342
  Constellation Energy Group                              4,758             437
  Dominion Resources                                      9,356             829
  DPL                                                     3,246              99
  DTE Energy (B)                                          4,764             252
  Duke Energy                                            32,919             643
  Dynegy*                                                10,818             105
  Edison International                                    8,779             511
  Energen                                                 2,037             120
  Energy East                                             4,167             101
  Entergy                                                 5,598             632
  Equitable Resources                                     3,266             170
  Exelon                                                 18,029           1,406
  FirstEnergy                                             8,181             566
  FPL Group (B)                                          10,773             689
  Great Plains Energy                                     2,271              71
  Hawaiian Electric Industries                            2,146              53
  Integrys Energy Group                                   2,002             112
  KeySpan                                                 4,653             194
  MDU Resources Group                                     4,621             140
  Mirant*                                                 6,861             318
  National Fuel Gas                                       2,289             104
  NiSource                                                7,421             165
  Northeast Utilities                                     3,907             119
  NRG Energy (B)*                                         3,400             299
  NSTAR                                                   2,928             102
  OGE Energy                                              2,268              84
  Oneok                                                   3,029             164

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Pepco Holdings                                          4,944   $         148
  PG&E                                                    9,218             454
  Pinnacle West Capital                                   2,592             120
  PPL                                                    10,226             470
  Progress Energy                                         6,761             339
  Public Service Enterprise Group                         6,726             598
  Puget Energy                                            3,461              87
  Questar                                                 2,273             245
  Reliant Energy (B)*                                     9,159             235
  SCANA                                                   3,020             128
  Sempra Energy                                           6,923             424
  Sierra Pacific Resources*                               5,600             106
  Southern (B)                                           19,803             713
  Southern Union                                          2,768              96
  TECO Energy                                             6,100             107
  TXU                                                    12,338             832
  UGI                                                     2,950              85
  Vectren                                                 1,991              58
  Wisconsin Energy                                        3,249             157
  Xcel Energy                                            10,881             250
                                                                  --------------
                                                                         16,559
                                                                  --------------
Total Common Stock
  (Cost $262,988) ($ Thousands)                                         409,310
                                                                  --------------
CASH EQUIVALENTS -- 5.5%
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%**++                                  5,229,233           5,229
  SEI Liquidity Fund L.P.,
    5.490% (C)**++                                   17,777,554          17,778
                                                                  --------------
Total Cash Equivalents
  (Cost $23,007) ($ Thousands)                                           23,007
                                                                  --------------
CORPORATE OBLIGATIONS (C) -- 3.1%

FINANCIALS -- 3.1%
  American General Finance (E) (F)
      5.370%, 06/15/07                            $         955             955
  Bear Stearns EXL (E)
      5.360%, 06/15/07                                    1,172           1,172
  Countrywide Financial MTN (E)
      5.430%, 06/27/07                                      395             395
  Countrywide Financial MTN, Ser A (E)
      5.440%, 08/06/07                                      988             988
  Irish Life & Permanent MTN, Ser X (E) (F)
      5.360%, 06/21/07                                      876             876
  Jackson National Life Funding (E) (F)
      5.320%, 06/01/07                                    1,449           1,449
  Morgan Stanley EXL (E)
      5.400%, 06/04/07                                      231             231


--------------------------------------------------------------------------------
76            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Morgan Stanley EXL, Ser S (E)
      5.360%, 06/04/07                            $         329   $         329
  Nationwide Building Society (E) (F)
      5.410%, 06/28/07                                      362             362
      5.370%, 06/07/07                                      658             658
  Northern Rock (E) (F)
      5.380%, 06/04/07                                      678             678
  Premium Asset Trust, Ser 2004-10 (E) (F)
      5.380%, 06/15/07                                      922             922
  SLM MTN (E)
      5.320%, 06/15/07                                      724             724
  Skandinav Enskilda Bank (E) (F)
      5.320%, 06/18/07                                      724             724
  Stanfield Victoria LLC MTN (F)
      5.450%, 06/11/07                                      658             658
  UniCredito Italiano Bank (E) (F)
      5.350%, 07/11/07                                    1,646           1,646
                                                                  --------------
Total Corporate Obligations
  (Cost $12,767) ($ Thousands)                                           12,767
                                                                  --------------
ASSET-BACKED SECURITY (C)  (E)  (F) -- 0.1%

MORTGAGE RELATED SECURITIES -- 0.1%
  Duke Funding, Ser 2004-6B, Cl A1S1
      5.420%, 07/09/07                                      494             494
                                                                  --------------
Total Asset-Backed Security
  (Cost $494) ($ Thousands)                                                 494
                                                                  --------------
COMMERCIAL PAPER (C) (D) -- 1.1%

FINANCIALS -- 1.1%
  KKR Pacific Funding Trust
      5.310%, 06/15/07                                    1,192           1,189
  OCALA Funding
      5.310%, 06/19/07                                      494             492
  Rhineland Funding Capital
      5.280%, 06/06/07                                      242             242
  Thornburg Mortgage Capital Resources
      5.290%, 06/07/07                                    1,317           1,316
  Valour Bay Capital LLC
      5.320%, 06/11/07                                      537             537
      5.320%, 06/13/07                                      988             986
                                                                  --------------
Total Commercial Paper
  (Cost $4,762) ($ Thousands)                                             4,762
                                                                  --------------
CERTIFICATES OF DEPOSIT (C) -- 0.2%
  Barclays Bank (E)
      5.440%, 06/11/07                                      329             329
  CC USA MTN (F)
      5.520%, 06/18/07                                      658             658
                                                                  --------------
Total Certificates of Deposit
  (Cost $987) ($ Thousands)                                                 987
                                                                  --------------

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.2%
  U.S. Treasury Bill (A) (D)
      5.003%, 06/07/07                            $         755   $         754
                                                                  --------------
Total U.S. Treasury Obligation
  (Cost $754) ($ Thousands)                                                 754
                                                                  --------------
MASTER NOTE (C) (D) -- 0.2%
  Bear Stearns
      5.430%, 06/01/07                                      658             658
                                                                  --------------
Total Master Note
  (Cost $658) ($ Thousands)                                                 658
                                                                  --------------
REPURCHASE AGREEMENTS (C) (G) -- 1.9%
  Barclays Capital
    5.280%, dated 05/31/07, to be
    repurchased on 06/01/07, repurchase
    price $226,974 (collateralized by a
    U.S. Government obligation, par value
    $231,503, 0.000%, 06/01/07,
    total market value $231,480)                            227             227
  Deutsche Bank
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07, repurchase
    price $648,015 (collateralized by
    U.S. Government obligations, ranging in
    par value $ 3,582-$213,331,
    4.000%-6.000%, 02/01/08-11/04/20,
    total market value $660,880)                            648             648
  Lehman Brothers
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07, repurchase
    price $7,243,773 (collateralized by
    U.S. Government obligations, ranging in
    par value $1,530,206-$12,540,820,
    3.875%-8.875%, 06/15/08-03/15/31,
    total market value $7,387,569)                        7,243           7,243
                                                                  --------------
Total Repurchase Agreements
  (Cost $8,118) ($ Thousands)                                             8,118
                                                                  --------------
Total Investments -- 110.5%
  (Cost $314,535) ($ Thousands)                                   $     460,857
                                                                  ==============




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            77

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Concluded)
May 31, 2007

A summary of the open futures contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------
                             NUMBER OF                  UNREALIZED
       TYPE OF               CONTRACTS    EXPIRATION   APPRECIATION
      CONTRACT             LONG (SHORT)      DATE      ($ THOUSANDS)
--------------------------------------------------------------------
S&P 500 Index E-Mini           89         Jun-2007     $         504
S&P Mid 400 Index E-Mini        7         Jun-2007                51
                                                       -------------
                                                       $         555
                                                       =============

Percentages are based on Net Assets of $416,933 ($ Thousands).

*     Non-income producing security.

**    Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investments Trust

++    Affiliated security

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at May 31, 2007 (See Note 9). The total value of securities on loan at May 31, 2007 was $44,322 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan (See Note 9). The total value of such securities as of May 31, 2007 was $45,564 ($ Thousands).

(D)   The rate reported is the effective yield at time of purchase.

(E) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The date reported on the Schedule of Investments is the next reset date.

(F) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(G)   Tri-Party Repurchase Agreement

(H) The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark Index.

Cl  -- Class
EXL -- Extendable Maturity
LLC -- Limited Liability Company
LP  -- Limited Partnership
MTN -- Medium Term Note
Ser -- Series


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
78            SEI Institutional Investments Trust / Annual Report / May 31, 2007

Small Cap Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

21.4%    Financials
15.9%    Information Technology
14.8%    Short-Term Investments
11.7%    Industrials
10.0%    Consumer Discretionary
 8.1%    Health Care
 5.1%    Energy
 3.7%    Materials
 2.5%    Consumer Staples
 2.4%    Commercial Paper
 2.2%    Utilities
 1.1%    Telecommunication Services
 0.5%    Certificate of Deposit
 0.3%    Master Note
 0.2%    Asset-Backed Securities
 0.1%    Exchange Traded Funds
 0.0%    U.S. Treasury Obligations
 0.0%    Warrants
 0.0%    Rights

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.1%

CONSUMER DISCRETIONARY -- 12.9%
  1-800 Contacts (B)*                                    32,700   $         648
  AC Moore Arts & Crafts*                                 6,020             137
  Advance Auto Parts                                     22,900             949
  Aeropostale*                                           11,468             531
  AFC Enterprises*                                        4,100              80
  Aftermarket Technology (B)*                            51,591           1,546
  Amazon.com*                                            28,169           1,948
  American Axle & Manufacturing
    Holdings (B)                                        100,931           2,909
  American Greetings, Cl A (B)                          139,319           3,652
  Applebee's International*                              21,069             552
  Arctic Cat                                             68,600           1,313
  ArvinMeritor (B)                                      186,777           3,900
  Asbury Automotive Group                               101,755           2,776
  Audiovox, Cl A*                                        10,256             138
  Bally Technologies (B)*                                46,775           1,271
  Bebe Stores (B)                                        42,915             772
  Belo, Cl A                                            144,823           3,219
  Big 5 Sporting Goods                                   39,500             999
  Big Lots*                                              43,784           1,379
  BJ's Restaurants (B)*                                  77,500           1,569
  Blockbuster, Cl A*                                    159,179             704
  Bluegreen*                                             11,799             141
  Blyth                                                  47,968           1,316
  Bob Evans Farms                                        20,785             804
  Bon-Ton Stores                                         19,388             925
  Books-A-Million                                        12,652             208
  Borders Group (B)                                      28,600             637
  Brinker International (B)                              23,329             746
  Brown Shoe                                             65,509           1,942
  Building Materials Holding (B)                         28,500             437
  Cablevision Systems, Cl A                               5,634             204
  Cache*                                                  2,687              45

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Carrols Restaurant Group*                             100,460   $       1,588
  Carter's*                                              42,395           1,150
  Casual Male Retail Group (B)*                         114,500           1,344
  Cato, Cl A                                             77,000           1,675
  CBRL Group (B)                                         94,817           4,261
  CEC Entertainment (B)*                                 50,049           1,938
  Champion Enterprises (B)*                              79,500             904
  Charlotte Russe Holding*                               26,083             726
  Charming Shoppes (B)*                                 128,600           1,602
  Charter Communications, Cl A*                          33,803             136
  Cheesecake Factory*                                    16,400             463
  Childrens Place Retail Stores*                         12,600             711
  Chipotle Mexican Grill, Cl A (B)*                      37,800           3,274
  Cinemark Holdings*                                     40,381             781
  Coach*                                                 79,100           4,063
  Cooper Tire & Rubber                                   68,989           1,661
  Core-Mark Holding*                                      1,600              55
  Corinthian Colleges (B)*                               86,700           1,267
  Courier                                                14,049             565
  CPI                                                     2,566             204
  CROCS (B)*                                            134,310          10,927
  CSK Auto (B)*                                         175,466           3,193
  CSS Industries                                          1,554              60
  Ctrip.com International ADR*                           28,695           2,193
  Dana (B)                                              262,200             464
  Deckers Outdoor*                                        6,613             581
  Denny's*                                               12,400              57
  Dick's Sporting Goods (B)*                             10,693             594
  Directed Electronics*                                   8,700              77
  Domino's Pizza                                          4,100              80
  Dover Downs Gaming &
    Entertainment (B)                                    27,650             404
  Dress Barn (B)*                                        74,237           1,714
  Drew Industries*                                        5,700             192
  Dufry South America
    (United Kingdom)*                                   104,800           2,351
  DXP Enterprises*                                        7,520             357
  Eddie Bauer Holdings (B)*                             266,900           3,667
  Entercom Communications                                35,852             954
  Ethan Allen Interiors (B)                              90,665           3,292
  Finish Line, Cl A (B)                                  39,035             500
  Focus Media Holding ADR (B)*                           46,160           2,042
  Furniture Brands International (B)                    125,300           1,817
  Gaiam, Cl A (B)*                                      120,100           1,936
  GameStop, Cl A (B)*                                    37,700           1,394
  Genesco*                                                7,500             393
  Getty Images*                                           6,183             309
  Gildan Activewear*                                     48,200           1,685
  Group 1 Automotive                                     50,369           2,126
  GSI Commerce (B)*                                      64,221           1,469
  Guess?*                                                33,780           1,493
  Guitar Center*                                          5,055             271
  Gymboree (B)*                                          33,310           1,489
  Handleman (B)                                          59,100             416
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            79

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Harris Interactive*                                    14,321   $          80
  Hayes Lemmerz International*                           20,909             120
  Hibbett Sports*                                        98,510           2,755
  Hooker Furniture                                        2,581              64
  HOT Topic (B)*                                         80,030             887
  Hovnanian Enterprises, Cl A*                           18,119             458
  INVESTools (B)*                                        31,283             382
  ITT Educational Services*                               1,971             223
  Jackson Hewitt Tax Service                            101,351           3,066
  Jakks Pacific (B)*                                     58,100           1,526
  Jarden (B)*                                            65,554           2,794
  Jo-Ann Stores*                                         21,618             731
  Journal Communications, Cl A                          174,059           2,393
  K2 (B)*                                               196,921           3,005
  Kellwood (B)                                           39,500           1,138
  Keystone Automotive Industries*                        22,496             929
  Kimball International, Cl B                            21,168             289
  La-Z-Boy                                               10,142             119
  Lakeland Industries*                                   79,994           1,102
  Landry's Restaurants (B)                               15,825             463
  Leapfrog Enterprises (B)*                              99,222           1,102
  Lear*                                                   2,949             105
  Libbey*                                                72,700           1,630
  Life Time Fitness (B)*                                 49,100           2,513
  Lifetime Brands                                       137,060           2,886
  Lithia Motors, Cl A                                    18,500             497
  Live Nation*                                            8,753             196
  LKQ (B)*                                               44,712           1,116
  Lodgenet Entertainment*                                12,811             455
  Luby's*                                                15,629             151
  M/I Homes                                               3,700             106
  Magna Entertainment, Cl A*                             11,145              38
  Maidenform Brands*                                     32,661             612
  MarineMax (B)*                                         88,807           1,845
  Martha Stewart Living Omnimedia, Cl A                  10,400             187
  Marvel Entertainment (B)*                             114,300           3,156
  McCormick & Schmick's Seafood
    Restaurants*                                        101,672           2,862
  MDC Partners, Cl A*                                   438,394           3,595
  Media General, Cl A                                    22,066             804
  Men's Wearhouse                                        12,273             655
  Meritage Homes (B)*                                    47,299           1,641
  Modine Manufacturing                                   80,782           1,899
  Morgans Hotel Group (B)*                               53,310           1,310
  Morningstar*                                           15,893             760
  Mothers Work*                                           4,049             151
  Movie Gallery*                                         16,023              38
  National CineMedia*                                    42,089           1,202
  Nautilus (B)                                           48,200             621
  NetFlix*                                               12,547             275
  New York*                                              38,550             471
  Nutri/System (B)*                                      33,000           2,162
  O'Charleys*                                            28,048             634
  OfficeMax                                               2,947             132

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Orient-Express Hotels, Cl A                            29,300   $       1,570
  Outdoor Channel Holdings (B)*                         147,500           1,476
  Overstock.com*                                          5,100              94
  Pacific Sunwear of California*                         59,890           1,191
  Payless Shoesource*                                    31,380           1,121
  PC Mall*                                                6,778              83
  Perry Ellis International*                             79,192           2,482
  Phillips-Van Heusen                                    28,320           1,731
  Pier 1 Imports (B)                                    115,200             867
  Pinnacle Entertainment*                                32,600             998
  Polaris Industries (B)                                 48,419           2,667
  Priceline.com (B)*                                     26,260           1,624
  Princeton Review*                                     322,480           2,106
  Quiksilver (B)*                                       626,300           8,837
  RC2*                                                   26,383           1,186
  RCN*                                                   12,223             344
  Red Robin Gourmet Burgers (B)*                         17,600             756
  Regis (B)                                              91,334           3,641
  Rent-A-Center*                                         77,670           2,105
  Restoration Hardware*                                  60,624             380
  Retail Ventures*                                       66,603           1,291
  RRSat Global Communications Network*                   48,900             939
  Ruby Tuesday (B)                                       73,100           2,015
  Ryland Group (B)                                       27,900           1,289
  Sally Beauty Holdings*                                 27,644             253
  Sauer-Danfoss                                           5,814             158
  Scholastic (B)*                                        37,400           1,188
  Shoe Carnival*                                         23,039             675
  Shuffle Master*                                        19,495             375
  Shutterfly (B)*                                       203,300           3,804
  Snap-On                                                22,235           1,202
  Sonic Automotive, Cl A (B)                            160,460           4,995
  Sotheby's Holdings (B)                                 37,903           1,799
  Source Interlink*                                      25,700             140
  Stage Stores                                           46,637             975
  Standard Motor Products                                15,635             243
  Standard-Pacific (B)                                  122,223           2,606
  Stanley Furniture                                       4,428             102
  Starwood Hotels & Resorts Worldwide                    88,500           6,378
  Stein Mart (B)                                         19,300             242
  Steinway Musical Instruments                            6,400             247
  Stewart Enterprises, Cl A                              51,604             399
  Stride Rite (B)                                       123,310           2,485
  Sturm Ruger*                                           13,219             183
  Talbots (B)                                            28,300             616
  Tempur-Pedic International (B)                        127,300           3,228
  Tenneco*                                               42,651           1,391
  Texas Roadhouse, Cl A*                                 49,003             679
  Timberland, Cl A (B)*                                  86,700           2,370
  Town Sports International Holdings*                    35,500             714
  Triarc, Cl B                                           38,600             596
  TRW Automotive Holdings*                                3,000             122
  Tuesday Morning (B)                                    20,600             287
  Tupperware Brands                                      27,367             791
--------------------------------------------------------------------------------
80            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Tween Brands*                                          22,000   $         958
  Under Armour, Cl A (B)*                                90,065           4,308
  Unifirst                                               20,006             835
  Vail Resorts (B)*                                      23,366           1,401
  Valassis Communications*                               27,800             498
  Valuevision Media, Cl A*                               13,308             149
  Virgin Media                                            5,500             143
  Volcom*                                                50,300           2,188
  Warnaco Group*                                         32,813           1,128
  Warner Music Group (B)                                 96,400           1,620
  West Marine (B)*                                       41,716             621
  Wet Seal, Cl A*                                        75,200             469
  WMS Industries (B)*                                    38,100           1,614
  Wolverine World Wide                                   38,930           1,130
  World Wrestling Entertainment, Cl A                    28,600             501
  Zale (B)*                                              77,896           2,092
  Zumiez (B)*                                            57,000           2,200
                                                                  --------------
                                                                        275,484
                                                                  --------------
CONSUMER STAPLES -- 3.2%
  Alliance One International*                           260,401           2,502
  Andersons                                              16,012             626
  Asiatic Development (Malaysia)*                       997,500           1,952
  B&G Foods*                                             21,400             292
  BJ's Wholesale Club*                                  120,600           4,561
  Casey's General Stores (B)                             38,122           1,030
  Central Garden and Pet (B)*                            91,757           1,286
  Chattem (B)*                                           30,855           1,965
  Chiquita Brands International (B)                     193,440           3,548
  Coca-Cola Bottling                                      2,040             113
  Corn Products International                            31,033           1,273
  Del Monte Foods                                        85,100           1,025
  Hain Celestial Group*                                 104,280           2,982
  Herbalife*                                             28,330           1,140
  Imperial Sugar                                          4,097             116
  J&J Snack Foods                                        17,963             707
  JM Smucker                                             13,805             797
  Lancaster Colony                                       46,800           2,050
  Lance                                                 100,100           2,377
  Longs Drug Stores (B)                                  49,536           2,837
  Molson Coors Brewing, Cl B (B)                         27,700           2,537
  Nash Finch (B)                                         60,484           2,846
  NBTY (B)*                                              72,227           3,794
  Nu Skin Enterprises, Cl A                              31,559             554
  Pantry*                                                27,917           1,216
  Pathmark Stores*                                       49,685             646
  Peet's Coffee & Tea*                                    6,800             177
  Performance Food Group (B)*                            38,358           1,362
  Physicians Formula Holdings*                           74,100           1,282
  Pilgrim's Pride (B)                                   124,945           4,414
  Ralcorp Holdings (B)*                                  46,185           2,686
  Ruddick                                                39,300           1,230

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Sanderson Farms (B)                                    45,200   $       1,943
  Smart & Final*                                         44,100             971
  Spectrum Brands*                                       76,352             641
  United Natural Foods*                                   2,805              77
  Universal (B)                                          92,149           5,858
  USANA Health Sciences (B)*                             32,100           1,248
  Weis Markets                                           41,200           1,767
                                                                  --------------
                                                                         68,428
                                                                  --------------
ENERGY -- 6.7%
  Allis-Chalmers Energy*                                  9,147             185
  Alon USA Energy                                        15,705             624
  American Oil & Gas*                                    70,650             364
  Arch Coal                                              30,707           1,240
  Arena Resources (B)*                                   32,925           1,675
  Arlington Tankers (B)                                  76,800           2,064
  Atlas America (B)                                      24,375           1,210
  ATP Oil & Gas*                                          9,582             435
  Atwood Oceanics (B)*                                   33,900           2,225
  Aurora Oil & Gas*                                     279,400             559
  Aventine Renewable Energy
    Holdings (B)*                                        42,700             719
  BA Energy PIPE (F) (G) (H)*                           119,000             890
  BA Energy, Deal #3 PIPE (F) (G) (H)*                   30,500             228
  Basic Energy Services*                                 74,300           1,984
  Berry Petroleum, Cl A (B)                              77,304           2,816
  Bois d'Arc Energy*                                      2,000              34
  BPZ Energy PIPE (F) (G) (H)*                          189,500           1,115
  Bronco Drilling (B)*                                   18,700             313
  Cal Dive International (B)*                           306,300           4,735
  CARBO Ceramics (B)                                     55,900           2,482
  Carrizo Oil & Gas*                                     20,186             821
  Cimarex Energy                                         50,600           2,127
  Complete Production Services*                         113,100           3,037
  Comstock Resources*                                    61,300           1,861
  Core Laboratories*                                     17,740           1,631
  Delek US Holdings                                      73,100           1,743
  Delta Petroleum (B)*                                   36,200             711
  Denbury Resources (B)*                                 24,549             890
  Double Hull Tankers                                    62,630             996
  Dresser-Rand Group*                                   131,938           4,697
  Dril-Quip (B)*                                         50,555           2,453
  Edge Petroleum (B)*                                    97,870           1,415
  Encore Acquisition (B)*                                68,050           1,875
  Energy Partners (B)*                                   17,675             304
  ENGlobal (B)*                                          19,300             200
  Evergreen Energy (B)*                                 110,500             764
  EXCO Resources (B)*                                    31,459             568
  Forest Oil (B)*                                        44,700           1,814
  Foundation Coal Holdings                               16,518             730
  Gasco Energy*                                          67,255             156


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            81

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  GeoMet*                                               195,890   $       1,555
  Giant Industries*                                       6,700             516
  Global Industries*                                    107,200           2,542
  Goodrich Petroleum (B)*                                47,648           1,697
  Grey Wolf (B)*                                        459,600           3,640
  Gulf Island Fabrication (B)                             4,400             146
  Gulfmark Offshore*                                     11,700             588
  Hercules Offshore (B)*                                122,939           4,294
  Holly (B)                                              14,500           1,016
  Infinity Bio-Energy*                                  396,781           2,020
  Input/Output (B)*                                     343,525           5,507
  InterOil*                                              24,530             901
  Kodiak Oil & Gas*                                      60,900             378
  Lone Star Technologies*                                44,300           2,985
  Lufkin Industries                                      15,900           1,016
  Mariner Energy (B)*                                    90,400           2,258
  Matrix Service (B)*                                    46,600           1,191
  Meridian Resource*                                     80,802             237
  NATCO Group, Cl A*                                      2,900             125
  Natural Gas Services Group*                            76,800           1,297
  North American Oil Sands
    (Canada) (F) (G) (H)*                               245,500           4,133
  Oceaneering International*                             18,700             936
  Oil Sands Quest PIPE (F) (G) (H)*                      74,000             197
  Oil Sands Quest (Canada) (B)*                         402,300           1,191
  Oil States International*                                 700              27
  OPTI (Canada)*                                        105,800           2,388
  Pacific Ethanol (B)*                                   28,500             384
  Parallel Petroleum*                                    31,659             730
  Parker Drilling*                                       12,900             151
  Penn Virginia                                          15,100           1,205
  Petroquest Energy*                                     76,887           1,089
  Plains Exploration & Production*                        4,646             246
  Rentech (B)*                                          833,831           2,043
  Rosetta Resources (B)*                                 80,800           1,971
  RPC                                                   102,400           1,739
  St. Mary Land & Exploration                            60,600           2,264
  Stone Energy*                                          37,700           1,230
  Superior Energy Services*                              43,802           1,759
  Superior Offshore International*                       59,800           1,039
  Superior Well Services*                                54,709           1,418
  Swift Energy (B)*                                     111,133           4,782
  SXR Uranium One (Canada)*                             127,375           1,986
  Synenco Energy (Canada)*                               27,419             404
  Synenco Energy, Cl A (Canada)*                        139,500           2,055
  Tesoro                                                 44,682           2,765
  Trico Marine Services*                                  9,833             414
  Union Drilling (B)*                                    33,900             517
  Universal Compression Holdings*                        32,187           2,392
  Uranium Resources*                                    131,020           1,293
  US BioEnergy*                                          72,700             936
  USEC*                                                  68,660           1,586

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Venoco*                                                78,300   $       1,556
  VeraSun Energy (B)*                                    39,900             606
  W-H Energy Services*                                   58,293           3,719
  World Fuel Services                                    59,967           2,453
                                                                  --------------
                                                                        142,203
                                                                  --------------
FINANCIALS -- 19.4%
  Acadia Realty Trust+                                   59,300           1,685
  Advance America Cash Advance
  Centers                                                56,800           1,003
  Advanta, Cl B                                          40,760           2,049
  Affiliated Managers Group (B)*                         50,927           6,631
  Affirmative Insurance Holdings                          6,600             102
  Alexandria Real Estate Equities+                        7,670             807
  AMB Property+ (B)                                      45,200           2,615
  AmCOMP*                                                18,684             172
  Amcore Financial                                       24,774             738
  American Equity Investment Life
    Holding (B)                                         125,160           1,501
  American Financial Realty Trust+ (B)                  141,500           1,596
  American Home Mortgage
  Investment+ (B)                                       150,351           3,284
  American Physicians Capital*                           12,900             527
  Ameris Bancorp                                          8,700             202
  Amerisafe*                                             90,699           1,677
  Amtrust Financial Services*                            14,000             217
  Anchor Bancorp Wisconsin                                3,081              88
  Annaly Capital Management+                            281,012           4,339
  Anthracite Capital+                                   166,741           2,039
  Anworth Mortgage Asset+                               248,104           2,315
  AON                                                    27,800           1,193
  Arbor Realty Trust+                                    88,887           2,532
  Archstone-Smith Trust+                                 61,157           3,773
  Argonaut Group*                                        29,223             968
  Ashford Hospitality Trust+ (B)                        176,464           2,190
  Aspen Insurance Holdings                               53,400           1,448
  Asset Acceptance Capital*                              12,500             240
  Assured Guaranty                                      107,304           3,174
  Asta Funding (B)                                       15,600             659
  AvalonBay Communities+                                 36,600           4,772
  BancFirst                                               7,800             337
  Bancorpsouth                                          120,180           3,009
  Bank Mutual                                           170,656           2,019
  Bank of the Ozarks                                     11,600             333
  BankAtlantic Bancorp, Cl A                             91,496             867
  Bankunited Financial, Cl A                             73,185           1,677
  Berkshire Hills Bancorp                                21,700             714
  BioMed Realty Trust+                                   27,900             783
  Boston Private Financial Holdings (B)                  49,900           1,413
  Boston Properties+ (B)                                 27,400           3,170
  Brandywine Realty Trust+                               68,900           2,192
  Calamos Asset Management, Cl A                         22,311             557
  Camden Property Trust+                                 28,200           2,105

--------------------------------------------------------------------------------
82            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Canaccord Capital (Canada)                             15,100   $         314
  Canaccord Capital (Canada)*                            79,100           1,646
  Capital Lease Funding+                                157,400           1,758
  Capital Trust, Cl A+ (B)                               26,500           1,179
  Capstead Mortgage+ (B)                                100,100           1,014
  Cardinal Financial                                     53,758             527
  Cascade Bancorp (B)                                    27,302             614
  Cash America International                             55,407           2,299
  Castlepoint Holdings (B)*                             124,900           1,973
  Cathay General Bancorp (B)                             30,500           1,033
  CB Richard Ellis Group, Cl A*                          55,788           2,076
  CBRE Realty Finance+*                                  73,500             968
  Cedar Shopping Centers+                                34,504             550
  Center Financial                                       18,000             310
  Centerline Holding                                      5,000              98
  Central Pacific Financial                              41,629           1,413
  Chemical Financial (B)                                 54,900           1,476
  Chicago Mercantile Exchange
    Holdings, Cl A                                        1,534             815
  Citizens Banking                                       72,747           1,385
  City Bank                                              16,108             524
  City Holding                                            8,800             335
  CNA Surety*                                            53,300           1,089
  CoBiz                                                  26,700             494
  Cohen & Steers (B)                                     14,400             749
  Columbia Banking System                                20,600             625
  Commerce Group                                         67,400           2,298
  Community Bancorp*                                     18,785             558
  Community Bank System                                  32,900             676
  Community Trust Bancorp                                28,494             968
  CompuCredit (B)*                                       38,714           1,425
  Corporate Office Properties Trust+ (B)                 84,500           3,807
  Corus Bankshares (B)                                  137,691           2,505
  Crawford, Cl B                                         14,224              97
  Darwin Professional Underwriters*                      35,400             837
  DCT Industrial Trust+ (B)*                             54,400             601
  Dearborn Bancorp*                                      38,346             632
  Delphi Financial Group, Cl A                           86,400           3,710
  DiamondRock Hospitality+                               65,400           1,370
  Dime Community Bancshares                              55,372             748
  Dollar Financial*                                      80,100           2,448
  Douglas Emmett+*                                       47,100           1,242
  Downey Financial (B)                                   36,971           2,691
  Dundee (Canada)+*                                      63,200           2,343
  Dundee Wealth Management (Canada)*                    115,010           1,834
  Eagle Hospitality Properties Trust+                    43,400             580
  East West Bancorp                                      35,300           1,431
  Eaton Vance                                            37,768           1,658
  Education Realty Trust+ (B)                           104,928           1,521
  EMC Insurance Group                                     5,471             139
  Employers Holdings*                                    43,361             919
  Endurance Specialty Holdings                           40,176           1,600

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Entertainment Properties Trust+                         7,534   $         445
  Equity Inns+                                           31,213             624
  Equity Lifestyle Properties+                            6,900             376
  Equity One+ (B)                                        51,335           1,504
  Equity Residential+ (B)                                53,900           2,731
  Essex Property Trust+ (B)                              16,100           2,048
  Evercore Partners, Cl A                               113,700           3,605
  Extra Space Storage+ (B)                              121,400           2,174
  Ezcorp, Cl A*                                          51,273             771
  FBL Financial Group, Cl A                              24,700             950
  Federal Agricultural Mortgage, Cl C (B)                70,264           2,065
  Federal Realty Investment Trust+                       37,000           3,279
  FelCor Lodging Trust+                                  96,600           2,530
  First American                                         47,400           2,538
  First Cash Financial Services*                        118,500           2,954
  First Financial Bancorp (B)                            70,451           1,037
  First Financial Holdings                                7,300             241
  First Industrial Realty Trust+ (B)                     35,507           1,584
  First Merchants (B)                                    43,900           1,069
  First Mercury Financial*                               42,100             789
  First Midwest Bancorp (B)                              57,868           2,129
  First Niagara Financial Group                          92,200           1,265
  First Place Financial                                     712              15
  First Regional Bancorp*                                 5,400             139
  First State Bancorporation (B)                         38,950             862
  FirstFed Financial (B)*                                63,097           4,068
  FirstMerit                                             48,923           1,053
  Flagstar Bancorp                                       82,300           1,058
  Flushing Financial                                     53,800             885
  FNB (Pennsylvania)                                     26,142             437
  Fpic Insurance Group (B)*                              29,200           1,354
  Fremont General                                        15,540             206
  Frontier Financial (B)                                  7,125             166
  GAMCO Investors, Cl A (B)                              14,100             727
  Glacier Bancorp                                        21,282             455
  Gluskin Sheff + Associates (Canada)*                   97,500           2,446
  GMP Capital*                                            9,900             221
  GMP Capital Trust (Canada)                             39,600             885
  Gramercy Capital+                                      55,882           1,767
  Greater Bay Bancorp (B)                               101,544           2,834
  Greenhill (B)                                          25,000           1,800
  Greenlight Capital Ltd.*                               17,650             418
  Grubb & Ellis*                                         34,000             430
  Grubb & Ellis Realty Advisors*                        316,300           2,059
  Hallmark Financial Services*                          105,560           1,368
  Hancock Holding                                        21,599             854
  Hanmi Financial                                        41,699             729
  Hanover Insurance Group                                46,159           2,252
  HCC Insurance Holdings                                 28,450             936
  Health Care+                                           13,578             594
  Hersha Hospitality Trust+ (B)                         173,100           2,101
  HFF*                                                   19,900             317


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            83

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Highbury Financial (B)*                                27,700   $         184
  Highbury Financial Units*                             118,000           1,169
  Highland Hospitality+                                  67,854           1,308
  Hilb Rogal & Hobbs (B)                                 51,300           2,226
  Horace Mann Educators                                  47,201           1,054
  Horizon Financial                                       4,625             104
  HRPT Properties Trust+                                170,200           1,954
  Hub International                                      20,000             826
  IMPAC Mortgage Holdings+ (B)                           87,200             540
  Independent Bank                                       15,936             276
  IndyMac Bancorp                                        23,060             774
  Infinity Property & Casualty (B)                       22,069           1,166
  Innkeepers USA Trust+                                 188,603           3,325
  IntercontinentalExchange*                               4,900             710
  International Bancshares                               16,745             450
  Intervest Bancshares*                                  22,677             562
  Investment Technology Group*                           22,000             894
  Investors Bancorp*                                      2,300              32
  Irwin Financial                                        94,608           1,504
  ITLA Capital                                            2,473             136
  JER Investors Trust+                                   46,829             880
  Jones Lang LaSalle                                      4,560             532
  Kansas City Life Insurance                             13,400             602
  KBW (B)*                                               30,100             984
  Lakeland Financial                                      2,800              62
  LandAmerica Financial Group (B)                        12,600           1,168
  LaSalle Hotel Properties+                              14,900             709
  LTC Properties+                                        14,656             351
  Luminent Mortgage Capital+ (B)                        342,900           3,120
  Macatawa Bank                                           5,611              88
  Macerich+                                              27,300           2,435
  Mack-Cali Realty+                                      54,600           2,637
  MAF Bancorp                                            71,290           3,841
  Maguire Properties+                                    51,600           1,864
  Marlin Business Services*                              44,698             920
  Marsh & McLennan                                       59,492           1,953
  Max Re Capital                                         30,400             864
  Meruelo Maddux Properties*                            164,000           1,353
  MFA Mortgage Investments+                             357,800           2,691
  MGIC Investment                                         7,500             488
  Midwest Banc Holdings (B)                              56,300             904
  Move*                                                 458,839           1,927
  Nara Bancorp                                           26,300             422
  NASDAQ Stock Market (B)*                              165,500           5,508
  National Financial Partners                            27,241           1,276
  National Health Investors+                              7,072             251
  National Retail Properties+ (B)                        54,029           1,310
  Nationwide Financial Services, Cl A                    20,499           1,269
  Nationwide Health Properties+                           9,604             298
  Navigators Group*                                      25,564           1,266
  NBT Bancorp                                            76,300           1,724
  Netbank                                                18,400               5
  New Westfield Financial*                               10,000             104

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  NewAlliance Bancshares                                126,044   $       2,032
  Newcastle Investment+ (B)                             112,651           3,341
  NNN Realty Advisors*                                  169,500           1,873
  NorthStar Realty Finance+                             119,625           1,724
  Novastar Financial+ (B)                                22,300             165
  NYSE Euronext*                                          3,700             307
  Ocwen Financial*                                       57,161             809
  Odyssey Re Holdings (B)                                24,100           1,033
  Ohio Casualty                                          73,900           3,182
  Old National Bancorp                                  113,700           2,030
  Omega Healthcare Investors+                            12,768             220
  optionsXpress Holdings                                 38,800             989
  Oriental Financial Group                                6,074              73
  Oritani Financial*                                      2,400              37
  Pacific Capital Bancorp                                57,760           1,487
  Penson Worldwide*                                      17,000             489
  People's United Financial                              33,800             682
  PFF Bancorp                                           100,510           3,016
  Philadelphia Consolidated Holding*                     23,755             979
  Pico Holdings (B)*                                     28,958           1,361
  Piper Jaffray (B)*                                     58,830           3,936
  Platinum Underwriters Holdings                        130,303           4,488
  PMA Capital, Cl A*                                     45,591             485
  PMI Group                                              18,343             907
  Portfolio Recovery Associates (B)*                     43,221           2,559
  Post Properties+ (B)                                   15,100             801
  Potlatch                                               10,028             439
  Preferred Bank                                         17,100             653
  Premierwest Bancorp (B)                                 5,077              71
  Presidential Life                                      56,300           1,028
  ProAssurance (B)*                                      46,523           2,630
  Prologis+                                              65,700           4,248
  Provident Bankshares (B)                               26,566             889
  PS Business Parks+                                      7,300             490
  Public Storage+ (B)                                    40,024           3,582
  Rainier Pacific Financial Group                        15,610             318
  RAIT Financial Trust+ (B)                             135,459           3,991
  Realty Income+                                         25,109             689
  Redwood Trust+                                          6,884             369
  RenaissanceRe Holdings                                 13,800             810
  RLI                                                    17,188             987
  Safety Insurance Group                                 40,412           1,683
  Santander BanCorp                                      43,665             758
  Security Capital Assurance                             17,400             560
  Selective Insurance Group                              20,830             570
  Shore Bancshares (B)                                    2,800              73
  Sierra Bancorp (B)                                      2,400              67
  Signature Bank (B)*                                    94,217           3,133
  Simon Property Group+ (B)                              50,300           5,431
  SL Green Realty+ (B)                                   22,800           3,194
  Smithtown Bancorp (B)                                   4,400             104
  South Financial Group                                  93,939           2,236
  Southwest Bancorp                                      16,429             404

--------------------------------------------------------------------------------
84            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  St. Joe                                                33,178   $       1,737
  Sterling Bancorp                                        2,773              44
  Sterling Financial, Washington
    Shares (B)                                          146,835           4,440
  Stewart Information Services                           93,113           3,689
  Strategic Hotels & Resorts+                           108,900           2,540
  Suffolk Bancorp                                         3,100              95
  Sun Communities+                                       69,300           2,145
  Superior Bancorp*                                     117,681           1,199
  Susquehanna Bancshares (B)                             58,400           1,257
  SVB Financial Group (B)*                               42,800           2,271
  SWS Group                                              24,693             596
  Synergy Financial Group                                64,700             884
  Taubman Centers+                                       41,400           2,278
  Taylor Capital Group                                    5,554             167
  TD Ameritrade Holding*                                142,813           2,932
  Technology Investment Capital                          45,700             787
  TFS Financial*                                          3,800              46
  Thomas Properties Group                                41,900             705
  TierOne                                                 9,701             304
  TradeStation Group*                                    96,100           1,146
  Triad Guaranty*                                        33,434           1,491
  Trico Bancshares                                        3,700              84
  Trustmark                                              28,399             765
  UCBH Holdings                                         111,590           2,077
  UMB Financial                                          43,721           1,688
  Umpqua Holdings                                        36,854             920
  UnionBanCal                                            21,001           1,289
  United America Indemnity, Cl A*                        31,963             799
  United Bankshares                                      49,000           1,654
  United Fire & Casualty                                 61,777           2,419
  United Security Bancshares (B)                          2,000              45
  UnumProvident                                          23,364             620
  Ventas+ (B)                                            74,500           3,156
  Victory Acquisition*                                   48,847             513
  Virginia Commerce Bancorp (B)*                         18,140             331
  Vornado Realty Trust+                                   7,400             896
  W Holding                                              14,600              80
  Washington Federal                                     73,290           1,838
  Washington Real Estate Investment
    Trust+                                               13,090             492
  Weingarten Realty Investors+ (B)                       47,000           2,193
  WesBanco (B)                                           44,700           1,401
  West Coast Bancorp                                      8,800             272
  Westfield Financial                                    64,500             668
  Whitney Holding                                        19,923             618
  Wilshire Bancorp                                       24,700             315
  Winthrop Realty Trust+                                157,100           1,059
  Wintrust Financial                                     17,000             780
  World Acceptance (B)*                                  48,422           2,052
  WR Berkley                                             29,900             985
  WSB Financial Group*                                   19,300             330

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  WSFS Financial (B)                                     27,894   $       1,843
  Zenith National Insurance                              58,495           2,829
                                                                  --------------
                                                                        414,934
                                                                  --------------
HEALTH CARE -- 10.4%
  3SBio ADR*                                            109,900           1,222
  Abaxis*                                                 1,806              41
  Abraxis BioScience*                                    17,075             420
  Acadia Pharmaceuticals (B)*                            60,400             773
  Accelrys*                                             145,300             930
  Adams Respiratory Therapeutics (B)*                     9,742             446
  Advanced Magnetics (B)*                                11,604             732
  Advanced Medical Optics (B)*                           40,800           1,432
  Affymetrix (B)*                                       155,902           4,050
  Albany Molecular Research*                             52,039             741
  Align Technology (B)*                                 129,567           2,953
  Alkermes (B)*                                         217,692           3,496
  Alliance Imaging*                                     254,278           2,227
  Alpharma, Cl A (B)                                     77,300           1,878
  Altus Pharmaceuticals*                                 54,600             738
  Amedisys (B)*                                          52,590           1,962
  America Service Group*                                 28,400             526
  American Medical Systems
    Holdings (B)*                                        16,598             311
  AMERIGROUP*                                            43,344           1,105
  AMN Healthcare Services*                              136,900           3,083
  Amsurg*                                               101,392           2,495
  Analogic                                               35,356           2,334
  Anesiva*                                               18,800             142
  Angiotech Pharmaceuticals*                             85,000             572
  Animal Health International*                           56,300             701
  Applera - Celera Group*                               148,800           1,986
  Apria Healthcare Group (B)*                           162,667           4,711
  Arena Pharmaceuticals (B)*                            120,000           1,668
  Ariad Pharmaceuticals (B)*                            285,500           1,550
  Array Biopharma*                                       29,400             365
  Axcan Pharma*                                         113,307           2,129
  Bio-Imaging Technologies*                               4,208              29
  Bio-Reference Labs*                                     3,666              95
  Biogen Idec*                                           10,470             547
  BioMarin Pharmaceuticals (B)*                          98,774           1,762
  Biosite*                                                2,684             247
  Bradley Pharmaceuticals (B)*                           37,887             837
  Cambrex                                                97,103           1,207
  Cell Genesys (B)*                                     458,300           1,980
  Centene*                                               11,054             254
  Cephalon (B)*                                          97,800           8,118
  Chemed                                                 71,528           4,792
  Community Health Systems*                              54,200           2,066
  Computer Programs & Systems                            36,131           1,213
  Conceptus (B)*                                         63,100           1,172
  Conmed (B)*                                           112,099           3,510

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            85

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Cooper (B)                                             78,648   $       4,337
  Cross Country Healthcare (B)*                         100,900           1,757
  Cubist Pharmaceuticals (B)*                           230,998           5,301
  Cutera*                                                41,174           1,079
  CV Therapeutics (B)*                                  469,000           4,943
  Cynosure, Cl A*                                        36,104           1,154
  Cypress Bioscience (B)*                                21,153             320
  Dade Behring Holdings                                   7,300             393
  Datascope                                              21,008             774
  DexCom*                                                52,070             342
  Digene (B)*                                            81,533           3,628
  Dionex*                                                 5,743             407
  Discovery Laboratories (B)*                           208,598             707
  DJO*                                                   99,479           3,881
  Eclipsys*                                              45,512             928
  Emageon (B)*                                          114,200             866
  Emergency Medical Services, Cl A*                      16,140             563
  Emergent Biosolutions*                                 21,400             214
  Encysive Pharmaceuticals (B)*                         328,800           1,295
  Enzon Pharmaceuticals (B)*                             47,800             405
  eResearch Technology*                                  82,503             739
  Exelixis (B)*                                         216,918           2,403
  Five Star Quality Care (B)*                           186,611           1,523
  Flamel Technologies ADR*                               14,800             411
  Foxhollow Technologies (B)*                            15,400             348
  Greatbatch*                                            14,398             433
  Hansen Medical*                                         2,641              51
  Healthspring (B)*                                      87,497           2,137
  HealthTronics*                                         96,771             465
  Hologic (B)*                                           24,880           1,346
  Home Diagnostics*                                     125,100           1,394
  Human Genome Sciences (B)*                            160,103           1,696
  ICU Medical*                                           12,024             483
  Illumina (B)*                                          11,045             360
  Immunomedics*                                          37,518             200
  Incyte (B)*                                           334,600           2,372
  Inverness Medical Innovations (B)*                     38,796           1,850
  Isis Pharmaceuticals (B)*                              34,452             347
  ISTA Pharmaceuticals (B)*                             166,700           1,330
  Kendle International*                                  31,255           1,079
  Kensey Nash*                                            4,600             107
  Keryx Biopharmaceuticals*                              90,600             990
  Kindred Healthcare (B)*                                53,650           1,717
  Landauer                                                4,797             238
  LeMaitre Vascular*                                     57,500             351
  Lifecell (B)*                                          19,109             538
  LifePoint Hospitals*                                   88,129           3,577
  Magellan Health Services (B)*                          49,450           2,215
  Martek Biosciences (B)*                                17,800             373
  Matrixx Initiatives*                                   24,200             484
  Medarex (B)*                                          465,200           7,439
  Medcath*                                               32,048           1,058
  Medical Staffing Network Holdings*                     78,200             463

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Medicines*                                             42,700   $         833
  Medicis Pharmaceutical, Cl A (B)                       34,190           1,128
  Mentor (B)                                             40,300           1,630
  Merge Technologies*                                    85,242             590
  Metabolix*                                             55,200           1,272
  MGI Pharma (B)*                                        26,400             564
  Micrus Endovascular*                                   33,400             714
  Molina Healthcare*                                     20,773             664
  Myriad Genetics (B)*                                  125,593           4,781
  National Dentex*                                       22,200             410
  Neurocrine Biosciences (B)*                            42,800             497
  Noven Pharmaceuticals (B)*                            112,740           2,644
  NuVasive*                                              11,243             292
  Odyssey HealthCare (B)*                               174,000           2,257
  Omnicell*                                              11,244             253
  Option Care (B)                                       188,724           2,844
  OraSure Technologies*                                  75,700             580
  Orthofix International*                                13,563             641
  OSI Pharmaceuticals (B)*                               17,000             642
  Owens & Minor                                         120,212           4,268
  Panacos Pharmaceuticals (B)*                          104,014             435
  Par Pharmaceutical (B)*                                62,570           1,834
  PDL BioPharma (B)*                                     46,200           1,271
  Penwest Pharmaceuticals (B)*                          165,400           2,150
  Pharmacopeia Drug Discovery*                           92,129             556
  PharmaNet Development Group*                           39,352           1,264
  PolyMedica                                             54,900           2,232
  Pozen (B)*                                             23,500             371
  Profarma Distribuidora de Produtos
  Farmaceuticos (Brazil)*                                93,700           1,431
  Providence Service*                                    34,885             941
  Psychiatric Solutions*                                 42,310           1,651
  Quidel*                                                 1,800              26
  Regeneron Pharmaceuticals (B)*                         60,925           1,367
  Res-Care*                                              74,395           1,540
  Sciele Pharma (B)*                                    174,112           4,304
  Senomyx (B)*                                           17,216             230
  Sirona Dental Systems (B)*                             39,900           1,383
  Somanetics (B)*                                        23,300             427
  Spectranetics (B)*                                     91,134             877
  STERIS                                                 77,107           2,319
  Sun Healthcare Group*                                  50,100             716
  SuperGen (B)*                                          14,000              91
  SurModics (B)*                                         36,000           1,351
  Symbion*                                               68,000           1,488
  Symmetry Medical*                                      33,710             517
  Tercica (B)*                                          112,700             754
  Thermogenesis*                                         24,537              67
  Trizetto Group*                                        41,200             763
  United Therapeutics (B)*                               53,155           3,508
  Varian*                                                29,038           1,709
  Viropharma*                                            38,600             559
  Vnus Medical Technologies*                             30,252             405

--------------------------------------------------------------------------------
86            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Volcano*                                               60,570   $       1,227
  WellCare Health Plans*                                 11,440           1,053
  West Pharmaceutical Services                           64,706           3,291
  Wright Medical Group (B)*                              21,900             534
  Zoll Medical*                                          31,162             700
                                                                  --------------
                                                                        222,205
                                                                  --------------
INDUSTRIALS -- 15.2%
  ABM Industries                                         29,894             882
  ABX Air*                                               38,165             241
  ACCO Brands*                                           91,961           2,300
  Active Power (B)*                                     195,800             333
  Actuant, Cl A                                          41,977           2,335
  Acuity Brands                                          54,530           3,311
  Administaff                                             7,100             259
  Advisory Board*                                        56,713           2,953
  Aecom Technology*                                      65,100           1,491
  AGCO*                                                  45,006           1,948
  Airtran Holdings (B)*                                  82,482           1,022
  Alaska Air Group*                                      56,574           1,650
  Albany International, Cl A                            127,447           4,986
  Altra Holdings*                                        40,200             680
  Amerco*                                                 4,012             283
  American Commercial Lines (B)*                        104,746           3,319
  American Ecology                                        5,581             121
  American Reprographics (B)*                            56,023           1,726
  American Woodmark (B)                                  60,370           2,249
  Ameron International (B)                                5,700             447
  Ampco-Pittsburgh                                        1,000              38
  AMR*                                                    3,500              99
  AO Smith                                               51,750           2,033
  Apogee Enterprises                                     57,434           1,414
  Applied Industrial Technologies                        28,200             825
  Applied Signal Technology                               2,550              41
  Arkansas Best (B)                                      46,695           1,928
  Armor Holdings*                                        24,000           2,062
  Astec Industries (B)*                                  22,300             961
  ASV*                                                   13,191             231
  Avis Budget Group*                                     39,931           1,208
  Barnes Group                                           40,965           1,208
  Basin Water (B)*                                      137,100             973
  BE Aerospace*                                         169,567           6,493
  Belden CDT (B)                                         21,344           1,222
  Blount International (B)*                             109,400           1,429
  Brady, Cl A                                            39,557           1,469
  Briggs & Stratton (B)                                 106,693           3,462
  Brink's                                                23,600           1,556
  Bucyrus International, Cl A                            30,971           2,197
  Casella Waste Systems, Cl A*                           16,014             172
  Celadon Group*                                         11,900             196
  Ceradyne (B)*                                          72,000           4,865
  Chart Industries*                                      63,200           1,454
  Chicago Bridge & Iron                                  85,866           3,345

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  CIRCOR International                                   46,129   $       1,762
  Clean Harbors (B)*                                     69,876           3,283
  Columbus McKinnon*                                     15,466             464
  Comfort Systems USA                                    92,740           1,298
  Commercial Vehicle Group*                              58,500           1,134
  COMSYS IT Partners*                                    58,889           1,356
  Consolidated Graphics*                                 32,171           2,336
  Continental Airlines, Cl B*                            10,837             435
  Corrections of America*                                29,637           1,920
  CoStar Group (B)*                                      25,037           1,359
  CRA International*                                     17,965             950
  Crane                                                  42,700           1,866
  Cubic (B)                                              54,600           1,372
  Curtiss-Wright                                         24,740           1,115
  Danaos*                                                21,300             682
  Deluxe (B)                                            135,857           5,933
  Diamond Management & Technology
    Consultants (B)                                      34,800             453
  Dollar Thrifty Automotive Group (B)*                   37,900           1,762
  Dynamic Materials (B)                                 108,200           3,922
  EDO                                                    20,000             671
  EGL*                                                   11,973             555
  Electro Rent*                                          10,371             149
  EMCOR Group*                                           44,843           2,941
  Encore Wire                                             4,895             142
  Energy Conversion Devices*                              1,800              62
  EnerSys*                                                7,380             134
  EnPro Industries*                                      64,870           2,695
  Equifax                                                   790              33
  ESCO Technologies (B)*                                 36,904           1,870
  Evergreen Solar (B)*                                  108,300             908
  Exponent*                                              11,300             260
  ExpressJet Holdings*                                   93,193             577
  Federal Signal                                         81,378           1,330
  First Consulting Group*                               108,500             982
  Flanders (B)*                                         261,183           1,857
  Flint Energy Services (Canada)*                        76,800           1,940
  Flowserve (B)                                          22,900           1,589
  Force Protection*                                     166,100           4,293
  Franklin Electric                                       8,647             408
  Freightcar America                                      7,973             394
  FTI Consulting*                                        34,772           1,289
  Fuel Tech*                                              9,746             259
  Gardner Denver*                                        29,280           1,206
  GATX                                                   16,500             849
  General Cable (B)*                                    111,880           7,625
  Genesee & Wyoming, Cl A*                               16,473             536
  Geo Group*                                             69,139           3,768
  Global Cash Access*                                     8,000             130
  Goodman Global*                                        94,899           2,080
  GrafTech International*                               208,986           3,235
  Granite Construction                                   37,947           2,599
  Greenbrier (B)                                          6,416             202

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            87

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Griffon (B)*                                           30,564   $         713
  Grupo Aeroportuario del Sureste
    ADR (B)*                                             36,300           1,848
  H&E Equipment Services*                               136,130           3,556
  Heico, Cl A                                            37,511           1,343
  Heidrick & Struggles International*                     7,600             370
  Herman Miller (B)                                      38,305           1,379
  Hexcel (B)*                                            50,800           1,175
  HUB Group, Cl A*                                      127,197           4,704
  Hubbell, Cl B (B)                                      42,800           2,411
  Hudson Highland Group*                                 43,880             947
  ICF International*                                     60,440           1,113
  IHS, Cl A*                                             34,100           1,370
  II-VI*                                                 61,045           1,694
  IKON Office Solutions                                 209,679           3,055
  Infrasource Services*                                  34,003           1,231
  Innerworkings (B)*                                     98,831           1,313
  Innovative Solutions & Support*                             1              --
  Interface, Cl A*                                       50,460             852
  Ionatron*                                              38,800             192
  JA Solar Holdings ADR (B)*                             27,957             665
  Jacobs Engineering Group*                               5,068             294
  JetBlue Airways*                                       66,000             711
  K&F Industries Holdings*                               12,400             328
  Kadant*                                                35,527           1,060
  Kansas City Southern (B)*                              62,377           2,561
  Kaydon (B)                                             55,798           2,692
  KBR*                                                   39,300           1,082
  Kelly Services, Cl A                                   14,951             431
  Kenexa (B)*                                            53,394           2,083
  Kennametal (B)                                         16,064           1,236
  Kforce*                                                29,851             480
  Kirby*                                                 40,727           1,630
  Knight Transportation (B)                             136,075           2,549
  Knoll                                                 177,739           4,301
  Korn/Ferry International*                              14,900             388
  Lamson & Sessions (B)*                                 51,300           1,433
  Layne Christensen*                                     14,600             657
  LECG*                                                 124,400           1,841
  Lincoln Electric Holdings                              42,700           3,001
  Lydall*                                                12,284             173
  Marten Transport*                                      46,200             894
  Mcgrath Rentcorp                                        9,979             311
  Mesa Air Group (B)*                                   276,060           1,946
  Middleby*                                               9,795           1,215
  Midwest Air Group*                                      2,058              31
  Milacron (B)*                                          22,814             176
  Mine Safety Appliances                                  7,258             312
  Moog, Cl A*                                            25,572           1,101
  NACCO Industries, Cl A                                  5,784             983
  Navigant Consulting*                                   46,500             969
  Navios Maritime Holdings                               53,930             566
  Navistar International (B)*                            70,342           4,565

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  NCI Building Systems (B)*                              44,400   $       2,283
  On Assignment*                                             93               1
  Orbital Sciences (B)*                                 112,451           2,318
  Orion Marine Group*                                   136,100           1,837
  Pacer International                                    10,388             280
  Pall                                                   55,400           2,479
  PeopleSupport*                                         98,600           1,194
  Perini (B)*                                           131,165           7,214
  PHH*                                                   47,800           1,482
  Power-One (B)*                                        195,218             715
  PRG-Schultz International*                             30,560             500
  Quanta Services (B)*                                  100,119           3,005
  RBC Bearings*                                          47,045           1,816
  Regal-Beloit (B)                                       22,600           1,099
  Republic Airways Holdings*                            116,105           2,713
  Robbins & Myers                                        11,722             527
  Ryder System                                           62,200           3,354
  Saia*                                                  52,542           1,502
  SAIC*                                                  15,900             320
  School Specialty (B)*                                  32,496           1,135
  Shaw Group*                                            32,200           1,303
  Simpson Manufacturing (B)                              58,000           1,933
  SIRVA*                                                 40,478             115
  Skywest                                               102,692           2,827
  Spherion (B)*                                         197,985           1,950
  Standard Register                                      36,893             439
  Superior Essex (B)*                                    12,000             424
  TAL International Group                                73,200           1,905
  Taleo, Cl A*                                           32,856             644
  Tecnisa (Brazil)*                                     371,700           2,426
  Tecumseh Products, Cl A (B)*                           87,700           1,401
  Teledyne Technologies (B)*                             73,394           3,382
  Tetra Tech (B)*                                       135,319           2,985
  Titan International                                    17,115             540
  Tredegar                                               32,989             762
  Trex*                                                   9,600             192
  Trimas*                                                85,360           1,070
  UAP Holding                                            53,665           1,581
  United Industrial (B)                                  20,855           1,249
  United Rentals*                                        99,600           3,342
  United Stationers*                                     41,976           2,816
  Universal Forest Products (B)                          16,500             793
  URS*                                                   48,873           2,457
  US Xpress Enterprises, Cl A*                           47,212             656
  Volt Information Sciences (B)*                         23,533             584
  Wabash National                                        57,800             846
  Wabtec                                                 63,726           2,496
  Walter Industries                                      80,300           2,585
  Washington Group International*                        33,543           2,818
  Waste Connections (B)*                                 73,422           2,263
  Waste Industries USA                                    8,400             262
  Watson Wyatt Worldwide, Cl A                          137,916           7,112
  WESCO International*                                   14,341             930

--------------------------------------------------------------------------------
88            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Williams Scotsman International (B)*                  118,723   $       2,726
  YRC Worldwide (B)*                                     42,300           1,700
                                                                  --------------
                                                                        323,606
                                                                  --------------

INFORMATION TECHNOLOGY -- 20.4%

  24/7 Real Media*                                      177,900           2,089
  Actel (B)*                                             26,800             374
  Acxiom                                                 13,842             385
  Adaptec*                                              211,900             862
  ADC Telecommunications*                                61,128           1,024
  Adtran                                                  5,200             141
  Advanced Analogic Technologies*                        20,985             186
  Advanced Energy Industries*                            13,851             340
  Advent Software (B)*                                   37,600           1,355
  Aeroflex*                                             160,300           2,267
  Agilysys                                               61,200           1,329
  Akamai Technologies (B)*                               60,992           2,696
  Alliance Semiconductor*                               109,100             513
  Allot Communications*                                 167,635           1,138
  AMIS Holdings*                                        205,564           2,627
  Amkor Technology (B)*                                 272,500           3,875
  Anadigics (B)*                                        108,721           1,369
  Andrew*                                                99,228           1,313
  Anixter International*                                  2,217             164
  Ansoft*                                                72,705           2,329
  Ansys*                                                  5,948             334
  aQuantive (B)*                                        125,365           7,997
  Ariba*                                                  9,800              91
  ARM Holdings ADR (B)*                                 197,700           1,641
  Arris Group (B)*                                      178,499           2,936
  Art Technology Group (B)*                             255,003             724
  Aspen Technology (B)*                                  93,265           1,386
  Asyst Technologies*                                   488,058           3,504
  ATMI*                                                  72,817           2,225
  Authorize.Net Holdings*                                94,774           1,550
  Avanex (B)*                                           222,500             376
  Avocent (B)*                                          152,050           4,262
  Axcelis Technologies*                                  39,604             255
  Axesstel*                                             431,541             647
  BearingPoint (B)*                                     257,400           1,902
  Benchmark Electronics*                                 54,400           1,203
  BISYS Group*                                           29,759             350
  Black Box                                              70,547           2,570
  Blackbaud                                               9,363             222
  Blackboard*                                            18,312             754
  Bookham*                                               15,155              33
  Brightpoint*                                           18,992             250
  Broadridge Financial Solutions*                        54,900           1,111
  Brocade Communications Systems*                       656,605           6,028
  Brooks Automation (B)*                                101,900           1,803
  C-COR*                                                 20,799             304
  Cabot Microelectronics*                                   355              12
  CACI International, Cl A (B)*                          67,851           3,498

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Captaris*                                              52,094   $         268
  Cavium Networks (B)*                                    4,600              97
  Checkfree (B)*                                         16,338             641
  Checkpoint Systems*                                    36,337             909
  Chordiant Software*                                    50,156             710
  Ciber (B)*                                            295,179           2,630
  Cirrus Logic*                                         116,266             900
  Citrix Systems*                                        17,845             600
  CMGI*                                                 398,515             996
  CNET Networks*                                        281,700           2,555
  Cogent (B)*                                            21,100             327
  Cognex                                                 24,000             565
  Coherent (B)*                                          43,178           1,339
  Cohu                                                    4,288              88
  Color Kinetics (B)*                                     6,300             185
  CommScope (B)*                                         53,152           2,909
  Commvault Systems*                                     42,700             716
  Comtech Group (B)*                                     77,185           1,346
  Comtech Telecommunications*                             8,968             401
  Comverge*                                              13,738             353
  Comverse Technology*                                  121,800           2,792
  Concur Technologies (B)*                               68,996           1,374
  Conexant Systems (B)*                                 255,700             330
  Covansys*                                               2,581              87
  CPI International*                                     62,961           1,290
  Cray*                                                 121,923             988
  Credence Systems*                                     232,411             772
  CSG Systems International (B)*                        163,213           4,537
  CTS                                                    69,600             837
  Cymer (B)*                                             62,997           2,529
  Cypress Semiconductor*                                 39,141             840
  Daktronics (B)                                         24,775             594
  DealerTrack Holdings*                                 105,860           3,820
  Digimarc*                                              64,900             611
  Digital River*                                          2,887             148
  Diodes (B)*                                            43,407           1,606
  DSP Group*                                             29,600             645
  Dycom Industries*                                      33,321             991
  Earthlink (B)*                                        280,400           2,322
  EFJ*                                                  134,800             712
  Electronic Data Systems                                38,562           1,111
  Electronics for Imaging*                              156,857           4,472
  Emergis (Canada)*                                     343,300           2,100
  EMS Technologies*                                       5,655             115
  Emulex*                                               102,358           2,271
  Entegris (B)*                                         191,532           2,203
  Epicor Software*                                        5,600              81
  EPIQ Systems (B)*                                      73,745           1,947
  Equinix (B)*                                            7,736             676
  Euronet Worldwide (B)*                                 60,007           1,612
  Factset Research Systems                               19,880           1,269
  Fairchild Semiconductor International*                 47,903             882
  Flir Systems (B)*                                      44,475           1,839
  Formfactor (B)*                                        15,167             603
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            89

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Foundry Networks*                                     128,000   $       2,058
  Gateway*                                               90,438             162
  Genesis Microchip*                                     50,644             440
  Gevity HR (B)                                          79,000           1,659
  Harris Stratex Networks*                               55,700             952
  Heartland Payment Systems (B)                          51,272           1,305
  Hewitt Associates, Cl A*                               19,656             590
  Hittite Microwave*                                     30,945           1,258
  Hutchinson Technology (B)*                            105,600           1,930
  i2 Technologies (B)*                                   34,200             642
  Ikanos Communications (B)*                            156,090           1,114
  Imation (B)                                            64,636           2,450
  Immersion (B)*                                        371,548           4,529
  Informatica (B)*                                      124,600           1,901
  infoUSA*                                                  900              10
  Insight Enterprises*                                   40,803             904
  Interdigital Communications*                           63,200           2,057
  Intermec*                                               9,351             230
  Interwoven*                                            13,745             206
  Intevac (B)*                                          136,727           2,637
  IPG Photonics (B)*                                     33,600             754
  Itron*                                                 21,128           1,429
  JDA Software Group*                                   159,545           2,902
  Juniper Networks*                                      53,700           1,311
  Jupitermedia (B)*                                     239,500           1,724
  Keane*                                                 50,900             722
  Kemet*                                                146,935           1,128
  Keynote Systems*                                       83,800           1,324
  Knot (B)*                                              84,800           1,608
  Komag (B)*                                            224,400           5,444
  Kulicke & Soffa Industries*                            27,997             268
  Lattice Semiconductor (B)*                            700,000           3,689
  Lawson Software (B)*                                  488,066           4,480
  LeCroy (B)*                                            71,700             660
  Liquidity Services*                                   118,715           2,371
  Littelfuse*                                           108,102           4,333
  LoJack*                                                40,600             892
  LTX*                                                  550,871           3,223
  Macrovision*                                           80,664           2,255
  Magma Design Automation*                               59,484             882
  Manhattan Associates*                                 112,025           3,255
  Mantech International, Cl A*                           22,367             715
  Marchex, Cl B (B)*                                    404,125           6,260
  Mastec*                                               101,473           1,379
  Mattson Technology*                                     7,300              72
  MAXIMUS                                                45,600           1,971
  McAfee*                                                15,300             562
  Measurement Specialties*                               17,700             352
  Mentor Graphics*                                      168,259           2,399
  Mercury Computer Systems*                              64,300             837
  Merix*                                                 17,037             127
  Methode Electronics                                   158,123           2,384
  Microsemi (B)*                                        275,383           6,348

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  MicroStrategy, Cl A*                                   24,861   $       2,581
  Microtune*                                             24,700             126
  MIPS Technologies*                                    162,900           1,440
  MIVA*                                                  33,927             189
  MKS Instruments (B)*                                  100,800           2,747
  MoneyGram International                                20,200             589
  Monolithic Power Systems*                              18,563             314
  MTS Systems                                            15,599             685
  Navisite*                                             190,300           1,275
  Neoware*                                              125,500           1,522
  Net 1 UEPS Technologies (B)*                           32,460             869
  Netgear (B)*                                           41,670           1,555
  Netlogic Microsystems (B)*                             23,321             719
  Novatel*                                               31,500           1,165
  Novatel Wireless (B)*                                  83,500           1,940
  Nuance Communications (B)*                            133,283           2,230
  Omniture (B)*                                          56,207             984
  Omnivision Technologies*                               28,100             455
  ON Semiconductor (B)*                                 348,490           3,743
  Online Resources (B)*                                  37,800             470
  Openwave Systems*                                      26,381             272
  Opsware (B)*                                           90,100             815
  Orbotech*                                             116,300           2,600
  OSI Systems*                                           62,300           1,668
  Palm (B)*                                             151,300           2,465
  Parametric Technology*                                159,560           2,981
  Parkervision (B)*                                     121,000           1,266
  Parkervision*                                          33,000             345
  Paxar (B)*                                             40,677           1,230
  PC Connection*                                          6,694              77
  Perficient*                                            90,235           1,895
  Perot Systems, Cl A*                                  216,657           3,700
  Photon Dynamics*                                       43,463             476
  Photronics (B)*                                       107,662           1,583
  Pixelworks*                                            84,970             116
  Plantronics (B)                                        40,380             981
  Plexus*                                               124,730           2,745
  PLX Technology*                                       220,596           2,402
  PMC - Sierra (B)*                                     256,600           1,978
  Polycom (B)*                                          282,300           8,955
  Power Integrations*                                    64,104           1,827
  Powerwave Technologies (B)*                           478,430           3,052
  Presstek (B)*                                          71,780             492
  Quality Systems (B)*                                   46,573           1,907
  Quantum*                                              841,700           2,601
  Quest Software*                                        16,423             283
  Rackable Systems (B)*                                 132,300           1,605
  RADWARE*                                               71,800             946
  Red Hat (B)*                                          358,500           8,805
  RF Micro Devices (B)*                               1,118,230           7,302
  Richardson Electronics                                 43,531             416
  RightNow Technologies (B)*                             55,875             871
  Rofin-Sinar Technologies*                                 940              63

--------------------------------------------------------------------------------
90            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Rogers*                                                16,196   $         652
  Rudolph Technologies*                                  23,900             383
  Seachange International*                              244,200           2,198
  Seagate Technology (B)                                 45,852             944
  Secure Computing (B)*                                 170,700           1,301
  SI International*                                      27,400             864
  Sigma Designs (B)*                                     31,205             872
  Silicon Image (B)*                                    118,100             990
  Silicon Motion Technology ADR*                         52,305           1,210
  Silicon Storage Technology*                           130,774             517
  Sina*                                                  51,178           2,042
  Sirf Technology Holdings (B)*                          84,064           1,824
  Skyworks Solutions (B)*                             1,193,512           8,462
  Smart Modular Technologies WWH*                        41,305             592
  Smith Micro Software (B)*                              66,790           1,051
  SonicWALL*                                             66,600             550
  Sonus Networks (B)*                                    94,648             821
  Sourcefire*                                            26,800             368
  SourceForge*                                           81,410             361
  Spatialight*                                           95,000              11
  Spatialight Deal #3 PIPE (F) (G) (H)*                  88,000               9
  Spatialight PIPE (F) (G) (H)*                           8,233               1
  SPSS*                                                  27,715           1,220
  SRA International, Cl A (B)*                           43,127           1,095
  Standard Microsystems (B)*                             58,371           1,811
  Stratasys (B)*                                         14,825             714
  Sun Microsystems*                                     234,942           1,198
  Sunpower, Cl A (B)*                                     8,629             461
  Supertex*                                               1,292              43
  Switch & Data Facilities (B)*                          66,800           1,242
  Sybase*                                               139,177           3,349
  Symmetricom (B)*                                      165,522           1,346
  Synchronoss Technologies (B)*                          74,605           2,018
  SYNNEX*                                                61,900           1,268
  Synopsys*                                              50,830           1,348
  TAC Acquisition*                                      342,500               4
  Technitrol                                            139,961           3,687
  Tekelec (B)*                                          171,614           2,574
  Tessco Technologies*                                    6,923             173
  Tessera Technologies*                                  39,700           1,805
  THQ (B)*                                              124,440           4,243
  TIBCO Software (B)*                                   379,915           3,427
  TNS                                                    17,710             210
  Transaction Systems Architects*                        52,681           1,794
  Transwitch*                                            22,482              39
  Trident Microsystems (B)*                              76,300           1,557
  Triquint Semiconductor (B)*                           557,100           2,941
  TTM Technologies (B)*                                 161,800           1,789
  Tyler Technologies*                                    21,168             257
  Ultratech (B)*                                        130,500           1,742
  United Online (B)                                     318,636           5,436
  Universal Display (B)*                                 94,311           1,472
  Utstarcom (B)*                                        127,969             923

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Valueclick*                                            14,833   $         465
  Varian Semiconductor Equipment Associates (B)*         77,100           3,250
  Vasco Data Security International (B)*                 92,821           2,114
  Veeco Instruments*                                     19,690             357
  VeriFone Holdings (B)*                                 98,515           3,412
  Verigy*                                                22,450             642
  Verint Systems*                                        64,059           1,925
  VeriSign*                                              36,953           1,102
  Viasat*                                                38,350           1,242
  Vignette*                                              20,657             384
  VistaPrint*                                            27,521           1,103
  Volterra Semiconductor*                                 8,194             129
  Wavecom ADR (B)*                                       50,137           1,612
  Websense*                                               4,815             108
  WidePoint*                                            281,700             285
  Wind River Systems (B)*                               352,300           3,738
  Wright Express*                                        47,200           1,655
  Xyratex*                                               48,596           1,072
  Zhone Technologies*                                    77,655             112
  Zoran*                                                151,629           3,052
                                                                  --------------
                                                                        436,265
                                                                  --------------
MATERIALS -- 4.7%
  ADA-ES (B)*                                            24,500             538
  AK Steel Holding*                                      85,313           2,962
  AM Castle                                              25,893             958
  Aptargroup (B)                                         34,020           1,278
  Arch Chemicals                                         28,915           1,017
  Bemis                                                  27,690             931
  Bowater                                                12,107             252
  Brush Engineered Materials (B)*                        30,620           1,643
  Buckeye Technologies (B)*                             280,601           3,990
  Carpenter Technology                                   12,000           1,591
  Century Aluminum*                                       4,149             234
  CF Industries Holdings                                 35,104           1,570
  Cleveland-Cliffs (B)                                   71,640           6,325
  Constar International*                                 68,398             469
  Crown Holdings*                                        34,000             848
  Cytec Industries                                       53,200           3,163
  Ferro                                                  25,586             608
  First Quantum Minerals (Canada)*                       33,800           2,707
  FMC                                                    13,721           1,148
  Grande Cache Coal (Canada)*                           181,600             195
  Greif, Cl A                                            96,362           5,364
  H.B. Fuller (B)                                       114,560           3,122
  Haynes International*                                  21,100           1,871
  Headwaters (B)*                                        52,300           1,031
  Hercules*                                             255,225           4,806
  Huntsman                                               34,030             681
  Innospec                                                1,409              84


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            91

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Kaiser Aluminum*                                       12,200   $         930
  Koppers Holdings                                       10,500             338
  Metal Management                                       31,688           1,534
  Methanex                                               22,200             576
  Myers Industries                                       92,100           2,042
  Neenah Paper                                           57,895           2,536
  NewMarket                                              20,475             980
  NN                                                     13,200             166
  Olin                                                   48,092             973
  OM Group*                                              27,800           1,738
  Omnova Solutions*                                      80,600             452
  Owens-Illinois                                          1,240              42
  Pioneer*                                               14,408             496
  PolyOne*                                               49,900             356
  Quanex (B)                                             94,100           4,511
  Rock-Tenn, Cl A                                        84,191           2,940
  RTI International Metals*                               1,060              94
  Ryerson (B)                                            33,300           1,263
  Schnitzer Steel Industries, Cl A (B)                   69,401           3,762
  Schweitzer-Mauduit International                       62,542           1,879
  Sensient Technologies                                  93,000           2,422
  Sherritt International (Canada)                       147,500           2,147
  Silgan Holdings (B)                                   116,649           6,733
  Spartech                                               71,037           1,904
  Steel Dynamics                                        105,700           4,957
  Symyx Technologies (B)*                                46,375             486
  Texas Industries (B)                                   35,415           3,080
  Wellman                                               141,300             497
  Wheeling-Pittsburgh (B)*                               72,300           1,591
  WR Grace*                                              15,415             417
                                                                  --------------
                                                                        101,228
                                                                  --------------
TELECOMMUNICATION SERVICES -- 1.4%
  Alaska Communications Systems Group                   107,128           1,691
  Aruba Networks (B)*                                    23,000             445
  BigBand Networks*                                      95,400           1,649
  Boston Communications Group*                           14,208              26
  Cbeyond (B)*                                           43,086           1,524
  Centennial Communications*                            118,037           1,203
  Cincinnati Bell*                                      341,232           1,989
  Citizens Communications                                   569               9
  Clearwire, Cl A (B)*                                  148,000           2,886
  Cogent Communications Group*                           59,200           1,699
  Consolidated Communications Holdings                   20,342             433
  CT Communications                                      20,587             646
  Dobson Communications, Cl A*                           44,090             469
  Fairpoint Communications                              106,400           1,915
  Golden Telecom                                          7,500             399
  IDT*                                                   27,700             334
  IDT, Cl B (B)*                                         47,338             589
  Iowa Telecommunications Services                       22,579             508
  iPCS*                                                   1,044              36
  Leap Wireless International*                            7,600             650

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Level 3 Communications*                                52,120   $         303
  NeuStar, Cl A (B)*                                     31,203             907
  NTELOS Holdings                                        50,400           1,271
  Orckit Communications*                                 70,800             775
  Premiere Global Services (B)*                         108,400           1,373
  Qwest Communications International*                    33,557             345
  SBA Communications, Cl A (B)*                         105,905           3,403
  Syniverse Holdings (B)*                                77,900             997
  Time Warner Telecom, Cl A (B)*                         88,130           1,706
  USA Mobility                                           24,400             562
  Vonage Holdings*                                       20,508              62
                                                                  --------------
                                                                         30,804
                                                                  --------------
UTILITIES -- 2.8%
  AGL Resources                                          31,987           1,365
  Allete                                                 62,469           2,999
  Atmos Energy                                           43,942           1,423
  Avista                                                 51,600           1,209
  Black Hills                                            90,959           3,728
  Centerpoint Energy (B)                                110,900           2,099
  Cleco                                                  58,583           1,581
  CMS Energy (B)                                        103,500           1,889
  El Paso Electric*                                      41,800           1,137
  Empire District Electric (B)                           50,406           1,189
  Energen                                                15,956             940
  Great Plains Energy                                    15,600             485
  Hawaiian Electric Industries                           15,400             377
  Idacorp                                                43,897           1,458
  Integrys Energy Group                                  38,301           2,141
  ITC Holdings                                           16,000             694
  Laclede Group                                          20,113             627
  New Jersey Resources                                   28,174           1,543
  Nicor (B)                                              57,002           2,676
  Northwest Natural Gas                                  16,549             825
  Oneok                                                  32,900           1,780
  Ormat Technologies (B)                                111,300           4,051
  PNM Resources (B)                                     169,812           5,011
  Portland General Electric                              55,385           1,625
  Reliant Energy*                                        64,203           1,645
  SCANA                                                   1,890              80
  SEMCO Energy*                                          81,000             625
  SJW                                                     4,000             129
  South Jersey Industries                                30,313           1,178
  Southern Union                                         66,700           2,321
  Southwest Gas                                          85,616           3,267
  UGI                                                    20,200             582
  UIL Holdings                                           17,700             581
  Unisource Energy                                       17,458             638
  Vectren                                                54,230           1,571
  Westar Energy (B)                                      80,348           2,130
  WGL Holdings                                           51,156           1,804
  Wisconsin Energy                                       14,343             695
                                                                  --------------
                                                                         60,098
                                                                  --------------
--------------------------------------------------------------------------------
92            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
Total Common Stock
  (Cost $1,687,146) ($ Thousands)                                 $   2,075,255
                                                                  --------------
EXCHANGE TRADED FUND -- 0.1%
  iShares Russell 2000 Index Fund (B)*                   27,548           2,319
                                                                  --------------
Total Exchange Traded Fund
  (Cost $1,692) ($ Thousands)                                             2,319
                                                                  --------------

                                                      Number of
                                                       Warrants
                                                      ---------
WARRANTS -- 0.0%
  Parkervision, Deal #2 (F) (G) (H) (I)*                  7,500              24
  Parkervision, Deal #3 (F) (G) (H) (I)*                  8,250              27
  Rentech, Expires 04/25/12*                             16,100              13
  Washington Mutual,
    Expires 12/26/50*                                   250,261              68
                                                                  --------------
Total Warrants
  (Cost $51) ($ Thousands)                                                  132
                                                                  --------------

                                                      Number of
                                                         Rights
                                                      ---------
RIGHTS -- 0.0%
  Hayez Lemmerz International                            16,625              41
                                                                  --------------
Total Rights
  (Cost $19) ($ Thousands)                                                   41
                                                                  --------------

CASH EQUIVALENTS -- 13.8%
  First Union Cash Management
    Program, 5.221%**                                 3,187,901           3,188
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%**++                                 46,679,248          46,679
  SEI Liquidity Fund L.P.,
    5.490% (C)**++                                  245,657,555         245,658
                                                                  --------------
Total Cash Equivalents
  (Cost $295,525) ($ Thousands)                                         295,525
                                                                  --------------

CORPORATE OBLIGATIONS (C) -- 8.3%

FINANCIALS -- 8.3%
  American General Finance (A) (E)
      5.370%, 06/15/07                            $      13,193          13,192
  Bear Stearns EXL (E)
      5.360%, 06/15/07                                   16,195          16,195
  Countrywide Financial MTN (E)
      5.430%, 06/27/07                                    5,459           5,459
  Countrywide Financial MTN, Ser A (E)
      5.440%, 08/06/07                                   13,648          13,648
  Irish Life & Permanent MTN,
    Ser X (A) (E)
      5.360%, 06/21/07                                   12,101          12,100

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Jackson National Life Funding (A) (E)
      5.320%, 06/01/07                            $      20,017   $      20,017
  Morgan Stanley EXL (E)
      5.400%, 06/04/07                                    3,185           3,185
  Morgan Stanley EXL, Ser S (E)
      5.360%, 06/04/07                                    4,549           4,549
  Nationwide Building Society (A) (E)
      5.410%, 06/28/07                                    5,004           5,004
      5.370%, 06/07/07                                    9,099           9,099
  Northern Rock (A) (E)
      5.380%, 06/04/07                                    9,371           9,371
  Premium Asset Trust,
    Ser 2004-10 (A) (E)
      5.380%, 06/15/07                                   12,738          12,738
  SLM MTN (E)
      5.320%, 06/15/07                                   10,008          10,008
  Skandinav Enskilda Bank (A) (E)
      5.320%, 06/18/07                                   10,008          10,008
  Stanfield Victoria LLC MTN (A)
      5.450%, 06/11/07                                    9,098           9,098
  UniCredito Italiano Bank (A) (E)
      5.350%, 07/11/07                                   22,746          22,744
                                                                  --------------
Total Corporate Obligations
  (Cost $176,415) ($ Thousands)                                         176,415
                                                                  --------------
COMMERCIAL PAPER (C) (D) -- 3.1%

FINANCIALS -- 3.1%
  KKR Pacific Funding Trust
      5.310%, 06/15/07                                   16,468          16,434
  OCALA Funding
      5.310%, 06/19/07                                    6,824           6,806
  Rhineland Funding Capital
      5.280%, 06/06/07                                    3,344           3,342
  Thornburg Mortgage Capital Resources
      5.290%, 06/07/07                                   18,197          18,181
  Valour Bay Capital LLC
      5.320%, 06/11/07                                    7,426           7,415
      5.320%, 06/13/07                                   13,648          13,623
                                                                  --------------
Total Commercial Paper
  (Cost $65,801) ($ Thousands)                                           65,801
                                                                  --------------
CERTIFICATES OF DEPOSIT (C) -- 0.7%
  Barclays Bank (E)
      5.440%, 06/11/07                                    4,549           4,549
  CC USA MTN (A)
      5.520%, 06/18/07                                    9,099           9,099
                                                                  --------------
Total Certificates of Deposit
  (Cost $13,648) ($ Thousands)                                           13,648
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            93

SCHEDULE OF INVESTMENTS

Small Cap Fund (Concluded)
May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
MASTER NOTE (C) (D) -- 0.4%

FINANCIALS -- 0.4%
  Bear Stearns
    5.430%, 06/01/07                              $       9,098   $       9,098
                                                                  --------------
Total Master Note
  (Cost $9,098) ($ Thousands)                                             9,098
                                                                  --------------
ASSET-BACKED SECURITY (A) (C) (E) -- 0.3%

MORTGAGE RELATED SECURITY -- 0.3%
  Duke Funding, Ser 2004-6B, Cl A1S1
    5.420%, 07/09/07                                      6,824           6,824
                                                                  --------------
Total Asset-Backed Security
  (Cost $6,824) ($ Thousands)                                             6,824
                                                                  --------------
U.S. TREASURY OBLIGATION (D) (J) -- 0.1%
  U.S. Treasury Bill
    4.813%, 08/23/07                                        580             574
                                                                  --------------
Total U.S. Treasury Obligation
  (Cost $574) ($ Thousands)                                                 574
                                                                  --------------
REPURCHASE AGREEMENTS (C) (K) -- 5.2%
  Barclays Capital
    5.280%, dated 05/31/07, to be repurchased
    on 06/01/07, repurchase price $3,136,415
    (collateralized by a U.S. Government
    obligation, par value $3,199,007, 0.000%,
    06/01/07,  total market value $3,198,687)             3,136           3,136
  Deutsche Bank
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07, repurchase
    price $8,954,535 (collateralized by
    U.S. Government obligations, ranging
    in par value $49,495-$2,947,890,
    4.000%-6.000%, 02/01/08-11/04/20,
    total market value $9,132,314)                        8,953           8,953
Lehman Brothers
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07, repurchase
    price $100,097,442 (collateralized by
    U.S. Government obligations, ranging in
    par value $21,145,020-$173,294,209,
    3.875%-8.875%, 06/15/08-03/15/31,
    total market value $102,084,468)                    100,083         100,083
                                                                  --------------
Total Repurchase Agreements
  (Cost $112,172) ($ Thousands)                                         112,172
                                                                  --------------
Total Investments -- 129.1%
  (Cost $2,368,965) ($ Thousands)                                 $   2,757,804
                                                                  ==============

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

A summary of the open future contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                 NUMBER OF                          UNREALIZED
        TYPE OF                  CONTRACTS        EXPIRATION       APPRECIATION
        CONTRACT                LONG (SHORT)         DATE         ($ THOUSANDS)
--------------------------------------------------------------------------------
Russell 2000 Index E-Mini            149           Jun-2007          $   582
                                                                     =======

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2007 is as follows, (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                               CURRENCY  TO     CURRENCY TO        UNREALIZED
MATURITY                         DELIVER          RECEIVE         DEPRECIATION
  DATE                         (THOUSANDS)      (THOUSANDS)       ($ THOUSANDS)
--------------------------------------------------------------------------------
6/13/07                        CAD      379     USD     350          $    (5)
                                                                     =======

Percentages are based on Net Assets of $2,136,857 ($ Thousands).

*     Non-income producing security.

**    Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investments Trust

++    Affiliated security

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) This security or a partial position of this security is on loan at May 31, 2007 (see Note 9). The total value of securities on loan at May 31, 2007 was $610,514 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2007 was $629,616 ($ Thousands).

(D)   The rate reported is the effective yield at time of purchase.

(E) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007.

(F) Securities considered illiquid. The total value of such securities as of May 31, 2007 was $6,624 ($ Thousands) and represents 0.31% of Net Assets.

(G) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2007 was $6,624 ($ Thousands) and represented 0.31% of Net Assets.

(H) This security considered restricted. The total value of such securities as of May 31, 2007 was $6,624 ($ Thousands) and represented 0.31% of Net Assets.

(I)    This warrant does not have a strike price or expiration date.

(J) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(K)    Tri-Party Repurchase Agreement.

ADR -- American Depositary Receipt
CAD -- Canadian Dollar
Cl -- Class
EXL -- Extendable Maturity
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
PIPE -- Private Investment in Public Entity
Ser -- Series
USD -- U.S. Dollar
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
94            SEI Institutional Investments Trust / Annual Report / May 31, 2007

Small/Mid Cap Equity Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

22.7%    Financials
13.9%    Short-Term Investments
13.6%    Information Technology
11.4%    Industrials
10.4%    Consumer Discretionary
 8.1%    Health Care
 4.7%    Materials
 4.5%    Energy
 3.4%    Utilities
 2.9%    Consumer Staples
 2.1%    Commercial Paper
 1.3%    Telecommunication Services
 0.4%    Certificate of Deposit
 0.3%    Master Note
 0.2%    Asset-Backed Securities
 0.1%    U.S. Treasury Obligations
 0.0%    Exchanged Traded Funds
 0.0%    Warrants

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.5%

CONSUMER DISCRETIONARY -- 12.9%
  Abercrombie & Fitch, Cl A                              10,794   $         892
  Advance Auto Parts                                     24,500           1,015
  Aftermarket Technology*                                10,843             325
  Amazon.com*                                            17,305           1,196
  American Axle & Manufacturing
    Holdings (B)                                         47,834           1,379
  American Eagle Outfitters (B)                          70,300           1,898
  American Greetings, Cl A                               31,969             838
  Amerigon*                                              60,960           1,008
  AnnTaylor Stores*                                      29,400           1,149
  Applebee's International*                               5,971             156
  Arctic Cat                                             50,400             965
  ArvinMeritor                                           10,217             213
  Asbury Automotive Group                                60,805           1,659
  Autoliv                                                43,770           2,613
  Autonation*                                            26,050             576
  Bally Technologies*                                    13,274             361
  Barnes & Noble                                         13,565             580
  Beazer Homes USA (B)                                    4,200             150
  Bebe Stores                                            12,180             219
  Belo, Cl A                                            107,776           2,396
  Big Lots*                                              54,532           1,718
  Blockbuster, Cl A*                                    200,895             888
  Blyth                                                   1,700              47
  Bob Evans Farms                                        10,055             389
  Bon-Ton Stores                                          1,336              64
  Books-A-Million                                        16,073             265
  Borders Group (B)                                      31,800             709
  BorgWarner (B)                                         11,400             959
  Bright Horizons Family Solutions*                      20,194             855
  Brinker International (B)                              62,571           2,000
  Brown Shoe                                             35,847           1,062
  Brunswick                                              95,214           3,278

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Cablevision Systems, Cl A                              41,657   $       1,508
  Carrols Restaurant Group*                              50,005             791
  Casual Male Retail Group (B)*                          98,000           1,151
  Cato, Cl A                                             58,500           1,272
  CBRL Group (B)                                         56,771           2,551
  CEC Entertainment*                                     23,778             921
  Charlotte Russe Holding*                               28,568             796
  Charming Shoppes (B)*                                 129,811           1,617
  Cheesecake Factory (B)*                                15,600             440
  Chipotle Mexican Grill, Cl A (B)*                      40,200           3,482
  Cinemark Holdings*                                     90,363           1,749
  Circuit City Stores                                    14,200             228
  CKX (B)*                                               58,800             625
  Coach*                                                 56,900           2,922
  Coinstar*                                               8,401             265
  Columbia Sportswear (B)                                 8,000             558
  Cooper Tire & Rubber                                   10,381             250
  Corinthian Colleges*                                    5,400              79
  Courier                                                 3,984             160
  CROCS (B)*                                             97,100           7,900
  CSK Auto (B)*                                          48,753             887
  Deckers Outdoor (B)*                                    4,200             369
  Denny's*                                               69,174             317
  Dick's Sporting Goods (B)*                             13,582             755
  Dillard's, Cl A (B)                                    40,000           1,452
  Dollar Tree Stores (B)*                               108,346           4,584
  Dover Downs Gaming & Entertainment                      9,600             140
  Dress Barn (B)*                                        38,900             898
  Dufry South America
    (United Kingdom)*                                    90,100           2,021
  DXP Enterprises*                                        1,585              75
  E.W. Scripps, Cl A                                     10,842             495
  Eastman Kodak                                          17,657             448
  Eddie Bauer Holdings*                                 231,500           3,181
  Entercom Communications (B)                            45,975           1,223
  Ethan Allen Interiors                                   7,000             254
  Family Dollar Stores                                    3,072             103
  Finish Line, Cl A                                      11,206             143
  Focus Media Holding ADR (B)*                           59,071           2,613
  Foot Locker                                           169,182           3,712
  Ford Motor                                              7,457              62
  Furniture Brands International (B)                     48,500             703
  GameStop, Cl A*                                        83,200           3,077
  Getty Images*                                           5,760             288
  Gildan Activewear*                                     42,000           1,468
  Goodyear Tire & Rubber*                               112,809           4,001
  Group 1 Automotive                                      1,855              78
  GSI Commerce (B)*                                      82,654           1,891
  Gymboree*                                              37,794           1,689
  H&R Block                                              19,512             462
  Handleman (B)                                          21,700             153
  Harman International Industries                        15,671           1,859
  Harris Interactive*                                    65,567             367
  Hasbro                                                129,306           4,157
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            95

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Hibbett Sports (B)*                                   105,791   $       2,959
  Hovnanian Enterprises, Cl A (B)*                       37,646             951
  International Speedway, Cl A                            8,300             435
  ITT Educational Services*                              15,272           1,729
  Jackson Hewitt Tax Service                             61,209           1,852
  Jarden*                                                46,491           1,981
  Jo-Ann Stores*                                         30,194           1,021
  Jones Apparel Group                                   126,514           3,768
  Journal Communications, Cl A                              890              12
  KB Home                                                18,900             867
  Keystone Automotive Industries*                        28,791           1,189
  Kimball International, Cl B                            14,450             197
  Knology*                                               11,940             222
  Laureate Education*                                    25,000           1,498
  Leapfrog Enterprises (B)*                              17,198             191
  Lear*                                                   7,100             253
  Leggett & Platt                                        24,079             589
  Life Time Fitness (B)*                                 39,000           1,996
  LKQ (B)*                                               54,676           1,365
  Lodgenet Entertainment*                                19,320             685
  Maidenform Brands*                                     10,000             187
  Martha Stewart Living Omnimedia,
    Cl A (B)                                            105,400           1,893
  Marvel Entertainment (B)*                              72,900           2,013
  Men's Wearhouse                                         3,478             186
  Meredith                                               57,611           3,584
  Morgans Hotel Group (B)*                               39,900             981
  Morningstar (B)*                                       25,300           1,210
  Mothers Work*                                           1,836              69
  National CineMedia*                                    38,338           1,095
  Nautilus (B)                                           51,300             661
  New Oriental Education & Technology
    Group ADR*                                           22,338           1,049
  Newell Rubbermaid                                      13,737             436
  Nutri/System (B)*                                      37,500           2,457
  NVR*                                                    2,279           1,816
  O'Charleys*                                            73,607           1,663
  OfficeMax                                              32,208           1,446
  Orient-Express Hotels, Cl A                            50,600           2,711
  Pacific Sunwear of California*                         16,998             338
  Panera Bread, Cl A (B)*                                 8,900             502
  Payless Shoesource*                                    40,668           1,453
  Penn National Gaming (B)*                              73,533           3,929
  Perry Ellis International*                             59,616           1,868
  PetSmart (B)                                           83,100           2,844
  PF Chang's China Bistro (B)*                            8,000             310
  Pier 1 Imports                                         14,222             107
  Pinnacle Entertainment*                                55,512           1,699
  Polaris Industries (B)                                 43,508           2,397
  Priceline.com (B)*                                     35,500           2,195
  Quiksilver (B)*                                       342,500           4,833
  R.H. Donnelley (B)                                     40,741           3,175
  RadioShack                                             55,137           1,882

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Regal Entertainment Group, Cl A (B)                    79,600   $       1,821
  Regis                                                  51,758           2,064
  Rent-A-Center*                                         84,095           2,279
  Retail Ventures*                                        3,272              63
  Ruby Tuesday                                           79,800           2,200
  Ryland Group (B)                                       25,300           1,169
  Saks (B)                                               83,609           1,676
  Sally Beauty Holdings*                                 82,300             755
  Sauer-Danfoss                                          24,511             666
  Sinclair Broadcast Group, Cl A                         30,309             464
  Sirius Satellite Radio*                                37,369             109
  Sonic Automotive, Cl A (B)                             33,900           1,055
  Source Interlink*                                       5,566              30
  Stage Stores                                            4,900             102
  Standard Motor Products                                36,250             564
  Standard-Pacific (B)                                  145,925           3,111
  Starwood Hotels & Resorts Worldwide                    87,900           6,335
  Steinway Musical Instruments                            3,000             116
  Strayer Education                                       3,800             476
  Stride Rite                                            69,556           1,402
  Talbots (B)                                            74,500           1,620
  Tempur-Pedic International (B)                         70,300           1,783
  Tenneco*                                               15,600             509
  Tiffany                                                46,703           2,455
  Timberland, Cl A (B)*                                  74,900           2,048
  Town Sports International
    Holdings (B)*                                        72,467           1,457
  TravelCenters of America LLC*                           5,180             228
  Triarc, Cl B                                           19,700             304
  TRW Automotive Holdings*                               43,019           1,746
  Tupperware Brands (B)                                  48,384           1,399
  Under Armour, Cl A (B)*                                70,300           3,362
  Unifirst                                                5,672             237
  Urban Outfitters (B)*                                 171,900           4,569
  Valuevision Media, Cl A*                                2,900              32
  Virgin Media                                            1,100              29
  Volcom (B)*                                            51,000           2,218
  Warnaco Group*                                         11,580             398
  Weight Watchers International                          23,300           1,217
  West Marine (B)*                                       70,306           1,047
  Westfield Financial                                    23,200           2,191
  Wet Seal, Cl A*                                       130,000             810
  Whirlpool (B)                                          21,994           2,456
  Williams-Sonoma (B)                                     7,600             258
  WMS Industries*                                         1,200              51
  Wynn Resorts (B)*                                      16,100           1,554
                                                                  --------------
                                                                        240,196
                                                                  --------------
CONSUMER STAPLES -- 3.6%
  Alliance One International*                           301,399           2,896
  Andersons                                               6,077             238
  Asiatic Development*                                  857,000           1,677

--------------------------------------------------------------------------------
96            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Avon Products                                          21,363   $         820
  Bare Escentuals*                                       13,500             566
  BJ's Wholesale Club*                                  141,916           5,367
  Bunge                                                   2,672             209
  Casey's General Stores                                 10,519             284
  Central Garden and Pet*                                18,679             268
  Central Garden and Pet, Cl A*                          10,708             143
  Chiquita Brands International (B)                      62,800           1,152
  Corn Products International                            21,711             891
  Del Monte Foods                                       141,412           1,704
  Hain Celestial Group*                                  94,400           2,700
  Herbalife*                                             36,557           1,471
  Imperial Sugar                                            926              26
  J&J Snack Foods                                         3,900             153
  JM Smucker                                             18,232           1,052
  Lance                                                  86,400           2,052
  Loews - Carolina                                       43,697           3,397
  Longs Drug Stores (B)                                  30,385           1,740
  Molson Coors Brewing, Cl B (B)                         43,657           3,998
  Nash Finch (B)                                         50,520           2,377
  NBTY (B)*                                              78,002           4,097
  Pantry*                                                 6,164             269
  Pepsi Bottling Group                                   76,500           2,677
  PepsiAmericas                                          72,700           1,790
  Performance Food Group*                                10,886             387
  Pilgrim's Pride (B)                                   169,933           6,004
  Prestige Brands Holdings*                               8,766             115
  Ralcorp Holdings (B)*                                  26,045           1,515
  Reddy Ice Holdings                                     37,021           1,130
  Ruddick                                                31,500             986
  Seaboard                                                  420             932
  Smart & Final*                                          3,700              81
  Smithfield Foods*                                      45,886           1,475
  Spectrum Brands*                                       22,155             186
  Supervalu                                              71,200           3,392
  Tyson Foods, Cl A                                      57,184           1,275
  Universal (B)                                          59,136           3,759
  USANA Health Sciences (B)*                             20,200             785
  UST                                                     8,932             477
  Whole Foods Market (B)                                 20,100             826
                                                                  --------------
                                                                         67,339
                                                                  --------------
ENERGY -- 5.5%
  Alon USA Energy                                         7,800             310
  Arch Coal                                              19,860             802
  Arlington Tankers (B)                                  65,900           1,771
  Atlas America                                           6,909             343
  BA Energy PIPE (F) (G) (H)*                            80,500             602
  BA Energy, Deal #3 PIPE (F) (G) (H)*                   26,500             198
  Basic Energy Services (B)*                             64,100           1,711
  Berry Petroleum, Cl A (B)                              44,140           1,608
  BPZ Energy PIPE (F) (G) (H)*                          163,000             959

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Bronco Drilling (B)*                                   16,000   $         268
  Cal Dive International*                               102,500           1,585
  Cameron International (B)*                             55,956           3,967
  Carrizo Oil & Gas (B)*                                 26,766           1,089
  Compagnie Generale de
    Geophysique-Veritas ADR (B)*                         57,900           2,575
  Complete Production Services*                          57,900           1,555
  Comstock Resources*                                    36,000           1,093
  Consol Energy                                          22,602           1,098
  Continental Resources*                                 39,400             587
  Delek US Holdings                                      70,500           1,681
  Dresser-Rand Group*                                    80,052           2,850
  Encore Acquisition (B)*                                61,900           1,705
  Energy Transfer Partners LP                             3,100             190
  ENGlobal*                                               6,300              65
  Evergreen Energy (B)*                                  95,500             660
  FMC Technologies (B)*                                  38,900           2,941
  Foundation Coal Holdings                               21,792             963
  Frontier Oil                                           32,689           1,316
  Gasco Energy*                                           5,300              12
  Giant Industries*                                       5,000             385
  Global Industries*                                      5,526             131
  Grant Prideco (B)*                                    107,000           6,077
  Grey Wolf (B)*                                        143,000           1,133
  Helix Energy Solutions Group (B)*                      93,100           3,710
  Hercules Offshore (B)*                                 64,200           2,243
  Holly (B)                                              19,178           1,344
  Houston Exploration*                                   11,800             708
  Infinity Bio-Energy*                                  258,407           1,315
  Input/Output*                                          16,118             258
  Lufkin Industries                                       9,900             633
  Massey Energy                                          30,153             874
  Meridian Resource*                                    127,584             374
  Murphy Oil                                              9,975             589
  NATCO Group, Cl A*                                        800              34
  Newfield Exploration*                                  37,156           1,785
  North American Oil Sands
    (Canada) (F) (G) (H)*                               160,000           2,694
  Oil Sands Quest (F) (G) (H) PIPE*                      63,500             169
  Oil Sands Quest*                                      311,800             923
  OPTI (Canada)*                                         91,100           2,056
  Parallel Petroleum (B)*                                39,802             918
  Patterson-UTI Energy                                   96,300           2,544
  Penn Virginia                                           7,000             559
  Petroquest Energy (B)*                                100,909           1,429
  Pioneer Natural Resources                              10,197             526
  Range Resources (B)                                    41,652           1,614
  Rentech (B)*                                          730,523           1,790
  Rosetta Resources*                                     24,200             590
  SEACOR Holdings (B)*                                   20,700           1,915
  Southwestern Energy*                                   50,979           2,427
  Sunoco                                                 36,200           2,886
  Superior Energy Services*                              19,987             803

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            97

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Superior Well Services*                                27,252   $         706
  Swift Energy (B)*                                      72,657           3,126
  SXR Uranium One (Canada)*                             101,086           1,576
  Synenco Energy (Canada)*                               12,051             178
  Synenco Energy, Cl A (Canada)*                        124,100           1,828
  Tesoro (B)                                             94,142           5,826
  Tetra Technologies (B)*                                60,700           1,695
  Tidewater (B)                                          23,499           1,551
  Universal Compression Holdings*                        14,319           1,064
  US BioEnergy*                                          59,900             772
  USEC*                                                  24,491             566
  Venoco*                                                68,200           1,355
  VeraSun Energy (B)*                                    10,800             164
  W-H Energy Services*                                    7,292             465
  Williams                                               11,800             375
  World Fuel Services                                    38,800           1,587
                                                                  --------------
                                                                        102,774
                                                                  --------------
FINANCIALS -- 21.2%
  A.G. Edwards                                           54,902           4,840
  Acadia Realty Trust+                                   46,700           1,327
  Advance America Cash Advance
    Centers                                              96,800           1,708
  Advanta, Cl B                                          38,200           1,920
  Affiliated Managers Group (B)*                         86,035          11,202
  Affirmative Insurance Holdings                          5,400              83
  Alexandria Real Estate Equities+                       32,360           3,404
  AllianceBernstein Holding                               1,504             137
  AMB Property+                                          45,100           2,609
  AmCOMP*                                               164,900           1,515
  Amcore Financial                                        7,112             212
  American Equity Investment
    Life Holding                                         15,700             188
  American Financial Group                              172,299           6,142
  American Financial Realty Trust+                      121,500           1,370
  American Home Mortgage
    Investment+ (B)                                     186,350           4,070
  American Physicians Capital (B)*                        3,600             147
  AmeriCredit (B)*                                       90,950           2,415
  Ameris Bancorp                                          3,100              72
  Amerisafe*                                             51,528             953
  Amtrust Financial Services (B)*                        12,200             189
  Anchor Bancorp Wisconsin                                4,900             140
  Annaly Capital Management+                            196,821           3,039
  Anthracite Capital+                                   115,394           1,411
  Anworth Mortgage Asset+                                56,000             522
  AON                                                    31,500           1,352
  Arbor Realty Trust+                                    19,473             555
  Arch Capital Group*                                    23,652           1,700
  Archstone-Smith Trust+ (B)                             62,100           3,832
  Argonaut Group*                                         4,800             159
  Ashford Hospitality Trust+ (B)                        277,100           3,439
  Aspen Insurance Holdings                               56,400           1,530

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Associated Banc (B)                                    61,751   $       2,038
  Assurant                                               33,353           1,983
  Asta Funding (B)                                       14,500             612
  Astoria Financial                                      30,300             808
  AvalonBay Communities+ (B)                             36,800           4,798
  Axis Capital Holdings                                  29,116           1,152
  BancFirst                                               1,600              69
  Bancorpsouth                                           12,098             303
  Bank Mutual                                            28,594             338
  Bank of Hawaii                                         15,900             851
  Bank of the Ozarks (B)                                  4,000             115
  BankAtlantic Bancorp, Cl A                             25,934             246
  Bankunited Financial, Cl A (B)                        139,057           3,187
  Banner                                                  4,200             151
  BlackRock                                               4,942             759
  BOK Financial                                           6,565             356
  Boston Private Financial Holdings (B)                  52,000           1,472
  Boston Properties+                                     27,200           3,146
  Brandywine Realty Trust+                               69,300           2,204
  Calamos Asset Management, Cl A (B)                     42,483           1,060
  Camden Property Trust+                                 56,850           4,244
  Canaccord Capital (Canada)*                            80,900           1,684
  Capital of the West                                     3,891              96
  Capital Trust, Cl A+ (B)                               11,800             525
  CapitalSource+ (B)                                     36,178             951
  Cardinal Financial                                     15,257             150
  Cascade Bancorp (B)                                     1,625              37
  Cash America International                             60,791           2,522
  CB Richard Ellis Group, Cl A*                          14,309             533
  CBL & Associates Properties+                           12,980             533
  Cedar Shopping Centers+                                14,201             226
  Center Financial                                        5,500              95
  Central Pacific Financial                              41,848           1,420
  Chemical Financial (B)                                 29,400             791
  Chicago Mercantile Exchange
    Holdings, Cl A                                        2,017           1,071
  City Bank                                              10,526             342
  City Holding                                            4,500             171
  CNA Surety*                                             6,000             123
  Colonial BancGroup                                     99,577           2,513
  Commerce Bancorp                                       18,018             622
  Commerce Bancshares*                                    4,100             193
  Community Bancorp*                                     18,836             559
  Community Bank System                                  30,000             617
  CompuCredit (B)*                                       52,349           1,927
  Conseco*                                               77,736           1,532
  Corporate Office Properties Trust+ (B)                 96,100           4,329
  Corus Bankshares (B)                                  120,429           2,191
  Cullen/Frost Bankers                                   40,552           2,156
  Delphi Financial Group, Cl A                           19,600             842
  Dime Community Bancshares                              76,799           1,037
  Dollar Financial*                                      62,600           1,913
  Douglas Emmett+ (B)*                                  102,300           2,698

--------------------------------------------------------------------------------
98            SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Downey Financial (B)                                   50,183   $       3,653
  Dundee (Canada)+*                                      43,800           1,624
  Dundee Wealth Management
    (Canada)*                                           112,900           1,801
  E*Trade Financial*                                    252,100           6,038
  East West Bancorp                                      29,000           1,176
  Eaton Vance                                           114,581           5,029
  Education Realty Trust+                                15,943             231
  EMC Insurance Group                                    14,900             378
  Employers Holdings*                                    12,107             257
  Endurance Specialty Holdings                           69,716           2,777
  Entertainment Properties Trust+                        10,638             628
  Equity One+                                            14,738             432
  Equity Residential+ (B)                                53,100           2,691
  Essex Property Trust+ (B)                              16,400           2,087
  Evercore Partners, Cl A                                47,300           1,500
  Extra Space Storage+                                  120,800           2,164
  Ezcorp, Cl A*                                          45,700             687
  Federal Realty Investment Trust+ (B)                   32,700           2,898
  Federated Investors, Cl B                              81,321           3,167
  FelCor Lodging Trust+                                  47,700           1,249
  First Cash Financial Services*                        131,500           3,278
  First Community Bancshares                              1,400              44
  First Financial Bancorp                                19,970             294
  First Financial Bankshares (B)                          2,100              85
  First Financial Holdings                                2,600              86
  First Horizon National (B)                             55,900           2,252
  First Industrial Realty Trust+ (B)                     42,500           1,895
  First Marblehead (B)                                   27,893           1,039
  First Merchants                                         2,900              71
  First Midwest Bancorp (B)                              43,300           1,593
  First Niagara Financial Group                         211,700           2,904
  First Regional Bancorp*                                 3,000              77
  FirstFed Financial (B)*                                58,366           3,763
  FirstMerit                                             13,269             286
  Forest City Enterprises, Cl A                          39,800           2,790
  Fortress Investment Group LLC (B)*                     68,800           1,844
  Fremont General (B)                                    31,200             413
  Friedman Billings Ramsey Group,
    Cl A+ (B)                                            61,700             387
  Frontier Financial (B)                                 10,600             247
  Gluskin Sheff + Associates (Canada)*                   77,100           1,934
  GMP Capital Trust (Canada)                             43,000             961
  Gramercy Capital+                                       9,100             288
  Great Southern Bancorp                                  1,200              33
  Greene County Bancshares                                1,600              56
  Greenhill (B)                                          21,900           1,577
  Grubb & Ellis*                                         45,000             570
  Grubb & Ellis Realty Advisors*                        258,650           1,684
  Hancock Holding                                         6,127             242
  Hanmi Financial                                        15,200             266
  Hanover Insurance Group                                37,918           1,850

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  HCC Insurance Holdings                                 30,050   $         989
  Hersha Hospitality Trust+                             166,200           2,018
  Highbury Financial (B)*                                29,800             198
  Highbury Financial Units*                              63,600             630
  Highwoods Properties+ (B)                              19,200             842
  Home Bancshares (B)                                    47,600           1,061
  Horace Mann Educators                                  83,551           1,865
  Horizon Financial                                       1,500              34
  Hospitality Properties Trust+                         105,282           4,679
  Host Hotels & Resorts+ (B)                             84,900           2,167
  HRPT Properties Trust+ (B)                            169,700           1,948
  Huntington Bancshares (B)                             124,262           2,791
  IMPAC Mortgage Holdings+ (B)                           59,700             370
  IndyMac Bancorp (B)                                    56,258           1,889
  Infinity Property & Casualty                            6,264             331
  Innkeepers USA Trust+                                  53,379             941
  IntercontinentalExchange*                              11,800           1,710
  Investment Technology Group*                           39,000           1,585
  Irwin Financial                                        33,700             536
  iStar Financial+                                       37,501           1,801
  ITLA Capital                                            4,447             244
  Jefferies Group                                        49,800           1,526
  JER Investors Trust+                                   14,200             267
  Jones Lang LaSalle                                     17,935           2,093
  Kansas City Life Insurance                             16,800             755
  KBW (B)*                                               50,400           1,648
  KKR Financial Holdings LLC (B)                         60,500           1,620
  LandAmerica Financial Group (B)                        24,700           2,289
  Legg Mason                                              6,619             669
  Macerich+                                              27,300           2,435
  Mack-Cali Realty+                                      95,400           4,607
  Maguire Properties+                                    51,100           1,846
  Marsh & McLennan                                       68,886           2,261
  Meruelo Maddux Properties*                            129,900           1,072
  MFA Mortgage Investments+                             199,700           1,502
  MGIC Investment (B)                                    29,200           1,898
  Move*                                                 362,000           1,520
  MVC Capital                                           101,500           1,964
  Nara Bancorp                                           10,600             170
  NASDAQ Stock Market (B)*                              138,600           4,613
  National Financial Partners                            34,400           1,611
  National Interstate                                     3,400              83
  National Retail Properties+ (B)                        45,700           1,108
  Nationwide Financial Services, Cl A                    69,394           4,296
  Navigators Group*                                       9,567             474
  New York Community Bancorp (B)                        225,608           3,944
  NewAlliance Bancshares                                 19,456             314
  Newcastle Investment+ (B)                              47,404           1,406
  NNN Realty Advisors*                                  135,000           1,492
  NorthStar Realty Finance+                             124,231           1,790
  Nuveen Investments, Cl A                               64,500           3,538


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007            99

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  NYSE Euronext*                                          5,400   $         449
  Ocwen Financial*                                       60,235             853
  Old National Bancorp                                   50,500             901
  Old Republic International                             26,318             570
  Omega Healthcare Investors+                            30,600             527
  OneBeacon Insurance Group*                             24,100             606
  Oriental Financial Group                               32,774             396
  Pacific Capital Bancorp                                10,749             277
  PartnerRe                                               4,933             379
  PennantPark Investment (B)*                            87,100           1,305
  Penson Worldwide*                                      10,000             288
  People's United Financial                             145,660           2,941
  PFF Bancorp                                            86,760           2,604
  Philadelphia Consolidated Holding*                     19,300             795
  Piper Jaffray (B)*                                     52,200           3,492
  Platinum Underwriters Holdings                        105,886           3,647
  PMI Group                                              45,196           2,234
  Portfolio Recovery Associates (B)*                     45,000           2,664
  Post Properties+ (B)                                   13,900             737
  Potlatch +                                              1,253              55
  Preferred Bank                                          5,400             206
  Premierwest Bancorp (B)                                 2,646              37
  Presidential Life                                      20,700             378
  ProAssurance*                                          10,310             583
  Prologis+                                              65,200           4,216
  PS Business Parks+                                      7,300             490
  Public Storage+ (B)                                    39,654           3,549
  Radian Group (B)                                       34,500           2,136
  Rainier Pacific Financial Group                         4,426              90
  RAIT Financial Trust+ (B)                             124,937           3,681
  Realty Income+ (B)                                     57,290           1,571
  Redwood Trust+                                         10,808             579
  Reinsurance Group of America                           24,231           1,517
  Resource Capital+                                      16,300             260
  Safeco (B)                                             33,800           2,121
  Safety Insurance Group                                 18,032             751
  Sierra Bancorp (B)                                      1,000              28
  Signature Bank*                                        11,000             366
  Simon Property Group+ (B)                              49,200           5,313
  SL Green Realty+ (B)                                   22,800           3,194
  Smithtown Bancorp (B)                                   1,430              34
  South Financial Group                                  80,062           1,905
  Southwest Bancorp                                       6,031             148
  St. Joe                                                61,771           3,233
  Stancorp Financial Group                               22,500           1,144
  Sterling Financial, Washington
    Shares (B)                                           56,952           1,722
  Stewart Information Services (B)                       13,600             539
  Strategic Hotels & Resorts+                           108,000           2,519
  Suffolk Bancorp                                         1,500              46
  Superior Bancorp*                                      13,873             141
  SVB Financial Group (B)*                               33,000           1,751
  SWS Group                                              60,996           1,472

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  T. Rowe Price Group                                     5,144   $         264
  Taubman Centers+                                       41,000           2,256
  Taylor Capital Group                                   13,249             399
  TCF Financial                                          99,632           2,813
  TD Ameritrade Holding*                                 50,099           1,029
  Thomas Properties Group                                36,100             608
  Thomas Weisel Partners Group (B)*                      46,600             815
  TierOne (B)                                            16,162             506
  Tompkins Trustco                                          800              30
  Tower Group                                            16,400             519
  TradeStation Group*                                    85,300           1,017
  Transatlantic Holdings                                  2,798             200
  Triad Guaranty*                                        25,257           1,126
  Trico Bancshares                                        2,700              61
  Trustmark                                              54,300           1,462
  UMB Financial                                          12,552             485
  Umpqua Holdings (B)                                    30,300             756
  UnionBanCal                                             8,127             499
  United Bankshares                                      38,400           1,296
  United Community Banks                                  7,700             234
  United Fire & Casualty                                 28,498           1,116
  United Security Bancshares (B)                          2,100              47
  Unitrin                                                37,200           1,822
  UnumProvident (B)                                     129,792           3,445
  Ventas+                                                73,800           3,126
  Vineyard National Bancorp                               1,300              32
  Vornado Realty Trust+                                   7,200             871
  Washington Federal                                     55,370           1,389
  Webster Financial                                      18,859             848
  Weingarten Realty Investors+                           46,600           2,174
  West Coast Bancorp                                      3,200              99
  Westamerica Bancorporation                              1,061              49
  Whitney Holding                                         7,000             217
  Willis Group Holdings                                  11,296             523
  Wilshire Bancorp                                        7,800              99
  Winston Hotels+                                        79,600           1,187
  Winthrop Realty Trust+ (B)                            135,100             911
  Wintrust Financial                                     24,800           1,138
  World Acceptance (B)*                                  63,904           2,708
  WSFS Financial                                          1,900             126
  Zenith National Insurance                              26,347           1,274
  Zions Bancorporation                                    8,300             668
                                                                  --------------
                                                                        394,873
                                                                  --------------
HEALTH CARE -- 9.9%
  Abraxis BioScience*                                    28,645             705
  Acadia Pharmaceuticals*                                67,800             867
  Advanced Magnetics (B)*                                14,807             934
  Affymetrix (B)*                                       114,400           2,972
  Air Methods*                                            8,531             301
  Albany Molecular Research*                             23,606             336
  Align Technology*                                      15,100             344

--------------------------------------------------------------------------------
100           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Alkermes*                                             162,800   $       2,615
  Alliance Imaging*                                      23,700             208
  Alpharma, Cl A                                          4,454             108
  American Dental Partners*                              13,542             350
  AMERIGROUP*                                            58,136           1,482
  Amsurg*                                                77,750           1,913
  Amylin Pharmaceuticals*                                 3,362             155
  Analogic                                                2,680             177
  Angiotech Pharmaceuticals*                             88,700             597
  Applera - Celera Group*                                78,900           1,053
  Apria Healthcare Group (B)*                           134,902           3,907
  Arena Pharmaceuticals (B)*                            102,100           1,419
  Ariad Pharmaceuticals (B)*                            248,900           1,352
  Axcan Pharma*                                         167,157           3,141
  Barr Pharmaceuticals*                                  48,700           2,597
  Bausch & Lomb*                                         50,999           3,463
  Beckman Coulter                                         8,666             567
  Biogen Idec*                                           32,900           1,718
  Bradley Pharmaceuticals*                               17,185             379
  Cadence Pharmaceuticals*                               34,193             498
  Centene*                                                3,400              78
  Cephalon (B)*                                          91,547           7,599
  Cerner (B)*                                             5,700             324
  Chemed                                                 12,827             859
  Coley Pharmaceutical Group (B)*                        64,332             535
  Collagenex Pharmaceuticals (B)*                        39,421             417
  Computer Programs & Systems                            45,141           1,516
  Conmed*                                                76,821           2,405
  Cooper                                                 19,912           1,098
  Corvel*                                                14,281             392
  Covance*                                               24,788           1,650
  Coventry Health Care*                                  14,100             841
  Cubist Pharmaceuticals (B)*                           166,900           3,830
  CV Therapeutics (B)*                                  216,900           2,286
  Cynosure, Cl A*                                        46,264           1,479
  Cypress Bioscience (B)*                                27,225             412
  Cytyc*                                                 57,200           2,418
  Dade Behring Holdings                                  81,302           4,379
  DaVita*                                                28,100           1,552
  Dentsply International                                 90,688           3,277
  Depomed (B)*                                          115,800             506
  Digene*                                                 9,400             418
  Discovery Laboratories*                               161,969             549
  DJO (B)*                                               65,153           2,542
  Eclipsys*                                              15,800             322
  Edwards Lifesciences*                                  16,400             823
  Emageon (B)*                                          123,900             939
  Emergency Medical Services, Cl A*                       7,575             264
  Encysive Pharmaceuticals (B)*                         248,300             978
  Endo Pharmaceuticals Holdings*                         88,101           3,112
  Enzon Pharmaceuticals (B)*                             25,400             215
  eResearch Technology (B)*                             197,800           1,772
  Exelixis (B)*                                         144,100           1,597

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Express Scripts (B)*                                   13,500   $       1,378
  Genzyme*                                               28,329           1,828
  Geron (B)*                                             51,700             477
  Healthspring*                                          41,048           1,002
  HLTH*                                                   4,300              65
  Hologic*                                                8,000             433
  Human Genome Sciences (B)*                            112,600           1,192
  I-Flow*                                                 1,700              27
  Idexx Laboratories (B)*                                 4,523             399
  Immunomedics*                                          76,130             406
  IMS Health                                             35,530           1,162
  Incyte (B)*                                           245,700           1,742
  Inverness Medical Innovations*                         12,600             601
  Invitrogen (B)*                                        33,500           2,427
  Kindred Healthcare*                                    38,980           1,247
  Kinetic Concepts (B)*                                  44,900           2,253
  King Pharmaceuticals (B)*                             215,632           4,580
  Lifecell (B)*                                          63,800           1,796
  Lincare Holdings (B)*                                  31,668           1,270
  Magellan Health Services (B)*                          42,100           1,886
  Manor Care (B)                                         41,481           2,821
  Martek Biosciences (B)*                                18,500             387
  Matria Healthcare*                                      5,411             173
  Maxygen*                                               46,461             473
  Medarex (B)*                                          413,400           6,610
  Medcath*                                               51,591           1,703
  Medicines*                                             37,300             728
  Medicis Pharmaceutical, Cl A (B)                       35,100           1,158
  Mentor (B)                                             57,294           2,317
  MGI Pharma*                                            21,100             451
  Micrus Endovascular*                                   35,400             757
  Mindray Medical International ADR*                     10,600             302
  MWI Veterinary Supply*                                 25,539             985
  Mylan Laboratories                                     21,600             427
  Neurocrine Biosciences*                                 2,600              30
  Nighthawk Radiology Holdings (B)*                      33,600             610
  Noven Pharmaceuticals*                                 51,030           1,197
  NuVasive*                                              17,000             441
  Odyssey HealthCare*                                   153,870           1,996
  Omnicare (B)                                           80,196           3,001
  Omnicell*                                               7,390             166
  Option Care (B)                                       112,600           1,697
  Orthofix International*                                 3,846             182
  OSI Pharmaceuticals (B)*                               13,100             495
  Owens & Minor                                          43,721           1,552
  Palomar Medical Technologies (B)*                      42,955           1,671
  Par Pharmaceutical*                                     7,097             208
  Patterson*                                             15,116             567
  PDL BioPharma (B)*                                     50,900           1,400
  PerkinElmer                                            73,970           1,961
  Pharmaceutical Product Development                     12,500             456
  PharmaNet Development Group*                           40,013           1,285
  PolyMedica (B)                                         47,400           1,927

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           101

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Pozen (B)*                                             20,900   $         330
  Profarma Distribuidora de Produtos
    Farmaceuticos (Brazil)*                              81,500           1,245
  Res-Care*                                              17,570             364
  Resmed*                                                19,600             884
  Respironics*                                           38,351           1,693
  Sciele Pharma (B)*                                     48,489           1,199
  Sepracor (B)*                                          66,300           3,229
  Sirona Dental Systems (B)*                             33,000           1,143
  Somanetics (B)*                                        29,433             539
  Spectranetics (B)*                                    116,615           1,122
  SurModics (B)*                                          7,900             296
  Symbion*                                               79,800           1,746
  Symmetry Medical*                                       9,567             147
  Techne*                                                14,300             854
  Tenet Healthcare*                                      84,995             591
  Thermogenesis*                                         20,600              56
  United Therapeutics (B)*                               50,000           3,300
  Universal Health Services, Cl B                        32,695           2,020
  Varian Medical Systems*                                54,900           2,212
  Vertex Pharmaceuticals*                                 8,700             260
  Viropharma (B)*                                        30,700             445
  Watson Pharmaceuticals*                               176,649           5,451
  WellCare Health Plans*                                 19,115           1,759
  West Pharmaceutical Services (B)                       55,288           2,812
                                                                  --------------
                                                                        185,544
                                                                  --------------
INDUSTRIALS -- 14.1%
  ABM Industries                                          6,650             196
  ABX Air*                                               22,127             140
  ACCO Brands*                                           39,800             995
  Actuant, Cl A                                           9,385             522
  Acuity Brands                                          44,201           2,683
  Aecom Technology*                                       7,000             160
  Aegean Marine Petroleum Network*                       30,214             559
  Aerovironment (B)*                                     24,134             501
  AGCO*                                                  64,789           2,804
  Alaska Air Group (B)*                                  89,919           2,622
  Albany International, Cl A (B)                         90,855           3,554
  Alexander & Baldwin                                     9,112             487
  Alliant Techsystems (B)*                               22,255           2,248
  Allied Waste Industries*                              151,500           2,039
  Amerco*                                                 3,924             277
  American Commercial Lines (B)*                         98,206           3,112
  American Reprographics (B)*                            46,502           1,432
  American Woodmark (B)                                  78,012           2,906
  Ametek                                                 52,540           1,983
  AMR*                                                   14,149             401
  AO Smith                                               69,507           2,731
  Apogee Enterprises                                     20,056             494
  Arkansas Best (B)                                      18,500             764
  Armor Holdings (B)*                                    20,900           1,796

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  ASV*                                                    2,400   $          42
  Avis Budget Group*                                     28,963             876
  Badger Meter                                              711              18
  BE Aerospace*                                         101,141           3,873
  Belden CDT                                             22,748           1,303
  Blount International (B)*                              94,200           1,230
  Brady, Cl A                                            11,227             417
  Briggs & Stratton                                      87,232           2,831
  Brink's                                                62,700           4,134
  Bucyrus International, Cl A (B)                        10,685             758
  C&D Technologies                                       11,540              72
  Ceradyne (B)*                                          23,400           1,581
  Chicago Bridge & Iron                                 141,044           5,495
  ChoicePoint*                                            5,900             259
  Cintas                                                 13,766             528
  CIRCOR International                                    7,792             298
  Clean Harbors*                                          6,669             313
  Columbus McKinnon*                                     12,190             366
  Comfort Systems USA                                    37,878             530
  COMSYS IT Partners*                                    27,008             622
  Con-way                                                18,421           1,045
  Consolidated Graphics*                                 10,300             748
  Continental Airlines, Cl B (B)*                        67,877           2,727
  Copart*                                                34,200           1,067
  Corrections of America*                                42,431           2,750
  CoStar Group (B)*                                      32,246           1,750
  Cubic                                                   6,600             166
  Cummins                                                43,101           4,061
  Curtiss-Wright                                         52,102           2,348
  Deere                                                   1,058             127
  Deluxe                                                 52,951           2,312
  Dollar Thrifty Automotive Group (B)*                   10,900             507
  Dun & Bradstreet                                       28,566           2,860
  Dynamic Materials                                      97,000           3,516
  EDO                                                    13,600             457
  EGL*                                                    9,600             445
  EMCOR Group (B)*                                       62,805           4,119
  Energy Conversion Devices (B)*                          3,100             107
  EnerSys*                                                4,147              75
  EnPro Industries*                                      46,200           1,919
  Equifax                                                40,739           1,712
  ESCO Technologies*                                      6,700             340
  ExpressJet Holdings*                                  246,583           1,526
  Federal Signal                                         23,094             377
  Flanders*                                              28,422             202
  Flint Energy Services (Canada)*                        66,200           1,671
  Flow International*                                   115,800           1,487
  Fluor                                                   2,236             233
  Force Protection*                                     132,500           3,425
  Foster Wheeler*                                        19,906           2,061
  Franklin Electric (B)                                  11,705             552
  Freightcar America (B)                                  9,000             445


--------------------------------------------------------------------------------
102           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Gardner Denver*                                        75,211   $       3,098
  GATX                                                    4,272             220
  General Cable (B)*                                     45,558           3,105
  General Electric                                       12,748             479
  Genlyte Group (B)*                                     11,200             976
  Geo Group*                                             25,252           1,376
  Global Cash Access (B)*                               148,300           2,410
  Goodman Global*                                         8,500             186
  Goodrich                                               27,303           1,624
  GrafTech International*                               253,423           3,923
  Granite Construction                                   74,178           5,080
  Griffon*                                               33,275             777
  Grupo Aeroportuario del Sureste
    ADR (B)*                                             31,900           1,624
  H&E Equipment Services*                                84,200           2,199
  Hardinge                                               56,011           1,745
  Harsco                                                  3,600             192
  Heico, Cl A                                            48,221           1,726
  Heidrick & Struggles
    International (B)*                                   11,500             561
  Herman Miller                                          55,900           2,012
  Hertz Global Holdings*                                 27,800             589
  Honeywell International                                 7,640             442
  Hudson Highland Group*                                  2,107              46
  Huron Consulting Group*                                 7,100             487
  IHS, Cl A*                                             29,311           1,178
  IKON Office Solutions                                 254,553           3,709
  Infrasource Services*                                  56,818           2,057
  Innerworkings (B)*                                    127,239           1,691
  Interface, Cl A*                                       14,321             242
  Ionatron*                                               3,200              16
  JA Solar Holdings ADR (B)*                             31,027             738
  Jacobs Engineering Group*                              37,275           2,160
  JB Hunt Transport Services                             59,100           1,722
  JetBlue Airways (B)*                                   72,659             783
  Joy Global                                             45,300           2,565
  Kadant*                                                10,083             301
  Kaman                                                   9,979             293
  Kansas City Southern (B)*                              31,608           1,298
  Kaydon                                                 15,836             764
  Kenexa (B)*                                            22,280             869
  Kennametal (B)                                         21,300           1,638
  Kforce*                                                 8,968             144
  Kirby*                                                 37,311           1,493
  Knoll                                                 110,528           2,675
  Ladish*                                                 9,019             400
  Lamson & Sessions (B)*                                  1,300              36
  Landstar System                                        13,200             642
  Lincoln Electric Holdings                              16,484           1,159
  Manitowoc                                              12,900             978
  Mcgrath Rentcorp                                        4,300             134
  Middleby*                                               6,700             831

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Monster Worldwide*                                     41,200   $       1,945
  Moog, Cl A*                                            34,850           1,501
  Mueller Industries                                     39,900           1,396
  NACCO Industries, Cl A                                  3,036             516
  Navistar International*                                11,974             777
  NCI Building Systems (B)*                              38,200           1,964
  Orion Marine Group*                                   116,900           1,578
  Oshkosh Truck (B)                                      25,989           1,603
  Pacer International                                     4,612             124
  Pentair                                                20,837             771
  Perini (B)*                                            31,471           1,731
  PHH*                                                   47,900           1,485
  Pitney Bowes                                           12,578             601
  Quanta Services (B)*                                  100,158           3,006
  Republic Airways Holdings*                             25,600             598
  Republic Services                                      80,910           2,450
  Robbins & Myers                                        16,255             730
  Robert Half International                              19,300             678
  RR Donnelley & Sons                                    13,674             586
  Ryder System                                           20,493           1,105
  Saia*                                                   9,800             280
  School Specialty*                                       9,223             322
  Sequa, Cl A*                                              746              82
  Shaw Group (B)*                                        57,908           2,343
  Simpson Manufacturing (B)                              48,400           1,613
  SIRVA*                                                  8,435              24
  Skywest                                                41,405           1,140
  Spirit Aerosystems Holdings, Cl A*                    102,369           3,574
  SPX                                                    13,500           1,186
  Standard Register                                      17,918             213
  Steelcase, Cl A                                       136,962           2,660
  Superior Essex*                                        15,278             540
  TAL International Group (B)                            65,600           1,707
  Team*                                                   1,600              63
  Tecnisa (Brazil)*                                     319,400           2,085
  Teledyne Technologies*                                  9,705             447
  Teleflex                                               25,423           2,041
  Terex (B)*                                             38,755           3,285
  Tetra Tech*                                            15,473             341
  Thomas & Betts*                                         3,600             209
  Timken                                                 30,900           1,086
  Tredegar                                               70,443           1,628
  Trex*                                                   1,400              28
  Trinity Industries (B)                                 53,700           2,479
  UAP Holding                                            33,200             978
  United Rentals*                                        97,800           3,281
  United Stationers*                                     36,535           2,451
  United Technologies                                    10,531             743
  URS*                                                   74,384           3,740
  USA Truck*                                             47,600             797
  USG*                                                   12,100             621
  UTI Worldwide                                             900              25


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           103

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Volt Information Sciences*                             18,125   $         450
  Wabtec                                                 53,470           2,094
  Walter Industries                                      40,714           1,311
  Washington Group International (B)*                    29,609           2,487
  Waste Connections*                                     78,906           2,432
  Waste Industries USA                                    3,100              97
  Watson Wyatt Worldwide, Cl A                           30,630           1,580
  WESCO International*                                   44,470           2,883
  Williams Scotsman International (B)*                  120,235           2,761
  Woodward Governor                                      47,400           2,618
  WW Grainger                                            32,300           2,844
  YRC Worldwide (B)*                                     40,500           1,628
                                                                  --------------
                                                                        263,824
                                                                  --------------
INFORMATION TECHNOLOGY -- 16.7%
  24/7 Real Media*                                      152,800           1,794
  Activision (B)*                                       155,000           3,067
  Acxiom                                                 12,265             341
  Adaptec*                                              182,200             742
  ADC Telecommunications (B)*                            66,552           1,115
  Advanced Analogic Technologies*                        34,800             308
  Advent Software (B)*                                   30,900           1,114
  Akamai Technologies*                                   85,741           3,791
  Altera*                                                19,100             436
  AMIS Holdings*                                         45,001             575
  Amkor Technology (B)*                                 246,928           3,511
  Anadigics (B)*                                        123,804           1,559
  Analog Devices                                         10,519             381
  Andrew (B)*                                           215,782           2,855
  aQuantive*                                             51,566           3,289
  Arris Group (B)*                                      130,278           2,143
  Arrow Electronics*                                     43,662           1,792
  AsiaInfo Holdings*                                     29,836             269
  Aspen Technology (B)*                                  25,500             379
  Asyst Technologies*                                   314,396           2,257
  Atmel*                                                152,268             851
  ATMI (B)*                                              69,633           2,127
  Authorize.Net Holdings (B)*                            69,346           1,134
  Avaya*                                                101,400           1,622
  Avnet*                                                 35,611           1,526
  Avocent*                                               99,166           2,780
  AVX                                                    58,870           1,059
  Baidu.com ADR (B)*                                      4,855             683
  Benchmark Electronics*                                  5,516             122
  BISYS Group*                                            8,446              99
  Black Box                                              31,535           1,149
  Blackboard (B)*                                        51,371           2,114
  BMC Software*                                          69,600           2,307
  Bottomline Technologies*                               90,786           1,151
  Brightpoint*                                           11,122             146
  Broadcom, Cl A*                                           642              20
  Brocade Communications Systems*                        15,901             146

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Brooks Automation (B)*                                 83,600   $       1,479
  CACI International, Cl A*                               9,096             469
  Captaris*                                              62,330             321
  Carrier Access*                                         6,000              24
  Checkfree (B)*                                         53,577           2,103
  Checkpoint Systems*                                    35,059             878
  Cirrus Logic*                                          62,098             481
  Citrix Systems*                                        70,660           2,375
  CMGI*                                                 203,652             509
  CNET Networks (B)*                                    268,900           2,439
  Coherent*                                              12,395             384
  CommScope (B)*                                         25,155           1,377
  Computer Sciences*                                     10,330             572
  Comverge*                                              28,109             722
  Concur Technologies (B)*                               88,191           1,757
  Convergys*                                            190,148           4,894
  CPI International*                                      3,600              74
  Credence Systems*                                     262,236             871
  Cree*                                                   6,564             148
  CSG Systems International (B)*                        136,093           3,783
  CTS                                                   106,405           1,279
  Cymer (B)*                                             62,177           2,496
  Cypress Semiconductor*                                 61,949           1,330
  Daktronics (B)                                         31,665             759
  DealerTrack Holdings*                                  36,295           1,310
  Diebold                                                10,309             511
  Diodes (B)*                                            46,261           1,711
  Dycom Industries*                                      10,800             321
  Earthlink*                                             72,600             601
  EFJ*                                                  109,000             576
  Electronic Data Systems                               120,400           3,469
  Electronics for Imaging*                               91,578           2,611
  Emergis (Canada)*                                     309,300           1,892
  Emulex*                                                16,131             358
  EnerNOC*                                                2,000              78
  Epicor Software*                                        2,900              42
  EPIQ Systems (B)*                                      60,168           1,588
  Equinix*                                                9,496             830
  eSpeed, Cl A*                                           7,100              65
  F5 Networks*                                           22,900           1,861
  Factset Research Systems                                3,800             243
  FEI (B)*                                               11,200             416
  Flextronics International*                            496,800           5,738
  Flir Systems*                                          12,925             535
  Forrester Research*                                     8,582             233
  Foundry Networks (B)*                                 158,300           2,545
  Genesis Microchip*                                     11,929             104
  Gevity HR                                              72,600           1,525
  Glu Mobile (B)*                                        71,713             891
  Greenfield Online*                                     37,584             594
  Harmonic*                                              49,900             454
  Harris Stratex Networks*                               48,100             822
  Heartland Payment Systems                              20,400             519

--------------------------------------------------------------------------------
104           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Hewitt Associates, Cl A*                               42,872   $       1,287
  Hutchinson Technology (B)*                             90,700           1,658
  Ikanos Communications*                                 46,700             333
  Imation                                                54,657           2,072
  Informatica (B)*                                      139,800           2,133
  Ingram Micro, Cl A*                                    25,229             523
  Integrated Device Technology*                          26,200             393
  Interdigital Communications*                           56,700           1,846
  Intermec*                                               8,053             198
  International Rectifier*                                3,889             141
  Intersil, Cl A                                         78,300           2,357
  Interwoven*                                           103,065           1,544
  Intevac*                                               19,300             372
  Itron*                                                  9,194             622
  Jack Henry & Associates                                25,000             661
  JDA Software Group (B)*                               102,200           1,859
  Juniper Networks*                                      75,621           1,846
  Jupitermedia (B)*                                     194,500           1,400
  Keynote Systems*                                      115,368           1,823
  Komag*                                                 43,500           1,055
  Kulicke & Soffa Industries*                             5,500              53
  L-1 Identity Solutions (B)*                            15,641             334
  Lattice Semiconductor*                                333,100           1,755
  Lawson Software (B)*                                  159,973           1,469
  Lexmark International, Cl A*                           57,962           3,010
  Lionbridge Technologies*                              109,500             658
  Liquidity Services*                                    53,618           1,071
  Littelfuse*                                            22,178             889
  LivePerson*                                            71,386             450
  LoJack*                                                14,800             325
  LTX*                                                  135,306             792
  Magma Design Automation*                               30,803             456
  Manhattan Associates*                                  63,341           1,841
  Mantech International, Cl A*                            7,200             230
  Marchex, Cl B (B)*                                    112,009           1,735
  Mastec (B)*                                           130,216           1,770
  Mattson Technology*                                     3,800              37
  MAXIMUS                                                36,700           1,586
  McAfee*                                                24,073             885
  Mellanox Technologies*                                 39,800             806
  Mentor Graphics*                                       74,604           1,064
  Methode Electronics                                    78,844           1,189
  Mettler Toledo International*                          36,279           3,566
  Micros Systems*                                        15,955             885
  Microsemi (B)*                                        197,700           4,557
  MicroStrategy, Cl A*                                    6,527             678
  Microtune*                                             24,700             126
  MIPS Technologies*                                    140,100           1,238
  MKS Instruments*                                       53,400           1,455
  Monolithic Power Systems*                              26,036             441
  MoSys (B)*                                             63,222             509
  MTS Systems                                             6,313             277

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  National Semiconductor                                 44,800   $       1,206
  NCR*                                                   68,100           3,655
  Net 1 UEPS Technologies (B)*                           41,834           1,120
  Netlogic Microsystems*                                  2,600              80
  Novatel*                                               26,000             962
  Novellus Systems (B)*                                  86,903           2,667
  Nuance Communications (B)*                            317,553           5,313
  Omniture (B)*                                          71,625           1,254
  ON Semiconductor (B)*                                 127,500           1,369
  OSI Systems (B)*                                       54,500           1,459
  OYO Geospace*                                           4,700             355
  Palm (B)*                                              92,900           1,513
  Parametric Technology*                                 93,383           1,744
  Parkervision (B)*                                      63,500             664
  Parkervision*                                          58,000             607
  Paxar*                                                 27,177             822
  PC Connection*                                          8,161              94
  Perficient*                                            40,092             842
  Pericom Semiconductor*                                 87,554             960
  Perot Systems, Cl A (B)*                              223,052           3,810
  Photochannel Networks*                                399,100           1,517
  Photon Dynamics*                                       15,469             169
  Photronics*                                             2,700              40
  Plantronics                                            11,460             278
  Plexus (B)*                                           128,302           2,824
  PMC - Sierra (B)*                                     223,800           1,725
  Polycom (B)*                                          231,600           7,346
  Power Integrations (B)*                                82,023           2,338
  Powerwave Technologies*                                73,530             469
  Presstek*                                               7,100              49
  QLogic*                                                32,400             553
  Quality Systems (B)*                                   17,903             733
  Quest Software*                                        26,300             453
  Red Hat (B)*                                          293,300           7,203
  RF Micro Devices (B)*                                 531,600           3,471
  Richardson Electronics                                 12,344             118
  Riverbed Technology (B)*                               58,200           2,428
  Salary.com*                                            82,664             940
  Salesforce.com (B)*                                    54,000           2,551
  Sanmina-SCI*                                            9,221              33
  Satyam Computer Services ADR (B)*                      91,100           2,308
  SAVVIS*                                                42,700           2,143
  Seachange International*                               84,500             760
  Sierra Wireless*                                       55,500           1,204
  Sigma Designs (B)*                                     39,834           1,113
  Silicon Storage Technology*                           312,328           1,234
  Sina*                                                  24,346             972
  Sirf Technology Holdings (B)*                          49,453           1,073
  SkillSoft ADR*                                        133,063           1,220
  Skyworks Solutions*                                   321,200           2,277
  Solectron*                                            502,700           1,709
  Sonus Networks (B)*                                   120,542           1,045
  Spatialight*                                           85,000              10

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           105

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Spatialight Deal #3 PIPE (F) (G) (H)*                  59,000   $           6
  Spatialight PIPE (F) (G) (H)*                           7,367               1
  Standard Microsystems*                                  3,064              95
  Stratasys (B)*                                         18,890             910
  Sun Microsystems*                                     273,509           1,395
  Sunpower, Cl A (B)*                                    30,492           1,629
  Sybase (B)*                                           221,317           5,325
  SYKES Enterprises*                                    113,700           2,215
  Symmetricom*                                            9,774              79
  SYNNEX*                                                 6,078             124
  Synopsys*                                              96,532           2,560
  TAC Acquisition*                                      181,100               2
  Technitrol                                             66,200           1,744
  Tektronix                                              20,107             609
  Teradyne*                                             103,289           1,758
  THQ (B)*                                               96,760           3,300
  TNS                                                    14,400             171
  Total System Services                                  51,020           1,693
  Transaction Systems Architects*                        33,138           1,128
  Trident Microsystems (B)*                             151,864           3,098
  TTM Technologies*                                     123,000           1,360
  Unisys*                                                24,498             204
  United Online (B)                                     189,200           3,228
  Universal Display (B)*                                 80,500           1,257
  Varian Semiconductor Equipment
    Associates*                                          92,100           3,882
  Veeco Instruments*                                     25,400             460
  VeriSign*                                              79,813           2,381
  Vignette*                                              51,495             958
  Vishay Intertechnology (B)*                            76,200           1,358
  VistaPrint (B)*                                        26,804           1,074
  Vocus*                                                 36,750             883
  Western Digital*                                      157,100           2,955
  Wind River Systems (B)*                               283,900           3,012
  Wright Express*                                        44,300           1,554
  Xyratex*                                               11,607             256
  Zoran*                                                 52,847           1,064
                                                                  --------------
                                                                        311,511
                                                                  --------------
MATERIALS -- 5.7%
  Airgas                                                 67,647           2,884
  AK Steel Holding*                                      46,542           1,616
  Albemarle                                              72,319           2,939
  Allegheny Technologies                                 24,600           2,843
  AM Castle                                               9,585             355
  Aptargroup                                             20,326             763
  Arch Chemicals                                          7,039             247
  Ashland                                                22,400           1,351
  Bemis                                                  20,758             698
  Bowater                                                21,288             443
  Buckeye Technologies (B)*                             202,524           2,880
  Cabot                                                  31,691           1,531
  Carpenter Technology                                   11,892           1,577

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Celanese, Ser A                                       147,100   $       5,353
  Chemtura                                               69,205             754
  Cleveland-Cliffs (B)                                   48,900           4,317
  Commercial Metals                                     102,565           3,605
  Crown Holdings*                                       154,395           3,849
  Domtar*                                                54,437             593
  Eastman Chemical                                       33,100           2,190
  Ferro                                                  18,855             448
  First Quantum Minerals (Canada)*                       29,100           2,331
  FMC                                                    73,004           6,107
  Grande Cache Coal (Canada)*                           197,800             213
  Greif, Cl A                                            43,274           2,409
  H.B. Fuller                                            61,500           1,676
  Headwaters (B)*                                        57,809           1,140
  Hercules*                                              89,100           1,678
  Huntsman                                               14,803             296
  Innospec                                               15,378             920
  Koppers Holdings                                       13,000             418
  Louisiana-Pacific                                     105,500           2,163
  Lubrizol                                               73,263           4,815
  Material Sciences*                                      2,661              28
  MeadWestvaco                                           72,461           2,536
  Metal Management                                        8,975             435
  Neenah Paper                                           24,115           1,056
  NewMarket                                               2,791             134
  Olin                                                   13,649             276
  Olympic Steel                                           2,640              89
  Omnova Solutions*                                       3,800              21
  Owens-Illinois                                         78,059           2,654
  Packaging of America                                   24,859             643
  PolyOne*                                              181,700           1,295
  Quaker Chemical                                         2,134              51
  Quanex                                                 21,900           1,050
  Reliance Steel & Aluminum                              43,600           2,676
  Rock-Tenn, Cl A                                        81,690           2,853
  Rohm & Haas                                            11,188             593
  RPM International                                      38,400             872
  Schnitzer Steel Industries, Cl A (B)                   55,915           3,031
  Schweitzer-Mauduit International                       38,228           1,148
  Sensient Technologies                                  24,800             646
  Sherritt International (Canada)                       120,300           1,751
  Silgan Holdings                                         7,966             460
  Sonoco Products                                       117,287           5,079
  Spartech                                               75,977           2,036
  Steel Dynamics                                         34,800           1,632
  Symyx Technologies*                                     9,088              95
  Texas Industries (B)                                   47,798           4,157
  United States Steel                                    18,700           2,116
  Wausau Paper                                           12,109             166
  Wellman                                                75,500             266
  Wheeling-Pittsburgh (B)*                               79,800           1,756
  WR Grace*                                               3,100              84
                                                                  --------------
                                                                        107,087
                                                                  --------------
--------------------------------------------------------------------------------
106           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.7%
  Alaska Communications Systems
    Group                                                63,600   $       1,004
  Atlantic Tele-Network                                   4,700             133
  Cbeyond (B)*                                           50,750           1,796
  Centennial Communications*                             76,400             778
  CenturyTel                                             97,103           4,799
  Cincinnati Bell*                                        5,900              34
  Citizens Communications                               120,755           1,914
  Clearwire, Cl A (B)*                                  123,700           2,412
  Cogent Communications Group*                           48,100           1,380
  Consolidated Communications
    Holdings                                              5,969             127
  CT Communications                                      24,782             778
  Dobson Communications, Cl A*                           16,900             180
  Fairpoint Communications                               93,400           1,681
  Global Crossing*                                        4,800             102
  Iowa Telecommunications Services                       21,800             490
  Leap Wireless International*                           23,300           1,991
  Level 3 Communications (B)*                           265,230           1,544
  MetroPCS Communications*                               14,200             506
  NeuStar, Cl A*                                         39,697           1,154
  NTELOS Holdings                                        17,600             444
  Premiere Global Services*                              41,600             527
  Qwest Communications International*                   153,678           1,581
  SBA Communications, Cl A*                             156,508           5,029
  Syniverse Holdings*                                    18,600             238
  Time Warner Telecom, Cl A*                                700              14
  Vonage Holdings*                                       22,500              68
                                                                  --------------
                                                                         30,704
                                                                  --------------
UTILITIES -- 4.2%
  AES*                                                    8,703             207
  AGL Resources                                         115,302           4,919
  Alliant Energy                                         89,241           3,855
  Atmos Energy                                           83,932           2,719
  Avista                                                 28,900             677
  Black Hills                                            90,175           3,696
  Centerpoint Energy                                     66,000           1,249
  Consolidated Edison                                    30,607           1,494
  El Paso Electric*                                      23,500             640
  Empire District Electric                               29,289             691
  Energen                                                66,154           3,898
  Equitable Resources                                    44,476           2,314
  Idacorp                                                 4,990             166
  Integrys Energy Group                                  65,113           3,640
  Laclede Group                                          22,700             707
  MDU Resources Group                                    55,187           1,673
  New Jersey Resources                                   27,463           1,504
  Nicor                                                  74,300           3,488
  NiSource                                               22,559             501
  Northeast Utilities                                    12,171             370
  OGE Energy                                             72,691           2,684

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Oneok                                                  50,705   $       2,743
  Ormat Technologies (B)                                 56,300           2,049
  Pepco Holdings                                         78,500           2,344
  Pinnacle West Capital                                  60,765           2,821
  PNM Resources (B)                                     117,360           3,463
  Portland General Electric                              15,996             469
  Progress Energy                                        20,444           1,024
  Puget Energy                                          107,818           2,718
  Reliant Energy*                                        96,909           2,483
  SCANA                                                  53,086           2,250
  South Jersey Industries                                 1,443              56
  Southern Union                                         29,800           1,037
  Southwest Gas                                          33,172           1,266
  TECO Energy                                             9,348             164
  UGI                                                    61,311           1,766
  Unisource Energy                                        5,417             198
  Vectren                                                94,462           2,736
  Westar Energy                                         110,219           2,922
  WGL Holdings                                           48,686           1,717
  Wisconsin Energy                                       61,390           2,973
  Xcel Energy                                            20,372             467
                                                                  --------------
                                                                         78,758
                                                                  --------------
Total Common Stock
  (Cost $1,491,604) ($ Thousands)                                     1,782,610
                                                                  --------------
EXCHANGE TRADED FUNDS -- 0.0%
  iShares Russell 2000 Index Fund*                        6,929             584
  iShares Russell Midcap Value
    Index Fund*                                           1,523             248
                                                                  --------------
Total Exchange Traded Funds
  (Cost $781) ($ Thousands)                                                 832
                                                                  --------------

                                                      Number of
                                                       Warrants
                                                      ---------
WARRANTS -- 0.0%
  Parkervision, Deal #2 (F) (G) (H) (I)*                 14,500              49
  Parkervision, Deal #3 (F) (G) (H) (I)*                  6,250              20
  Rentech, Expires 04/25/12*                             13,800              11
                                                                  --------------
Total Warrants
  (Cost $13) ($ Thousands)                                                   80
                                                                  --------------
CASH EQUIVALENTS -- 12.8%
  SEI Daily Income Trust,
     Prime Obligation Fund,
     Cl A, 5.330%**++                                61,006,292          61,006
  SEI Liquidity Fund L.P.,
     5.490% (C)**++                                 177,426,925         177,427
                                                                  --------------
Total Cash Equivalents
  (Cost $238,433) ($ Thousands)                                         238,433
                                                                  --------------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           107

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Concluded)
May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (C) -- 6.8%

FINANCIALS -- 6.8%
  American General Finance (A) (E)
      5.370%, 06/15/07                            $       9,528   $       9,528
  Bear Stearns EXL (E)
      5.360%, 06/15/07                                   11,697          11,697
  Countrywide Financial MTN (E)
      5.430%, 06/27/07                                    3,943           3,943
  Countrywide Financial MTN, Ser A (E)
      5.440%, 08/06/07                                    9,857           9,857
  Irish Life & Permanent MTN,
    Ser X (A) (E)
      5.360%, 06/21/07                                    8,740           8,739
  Jackson National Life Funding (A) (E)
      5.320%, 06/01/07                                   14,457          14,457
  Morgan Stanley EXL (E)
      5.400%, 06/04/07                                    2,300           2,300
  Morgan Stanley EXL, Ser S (E)
      5.360%, 06/04/07                                    3,286           3,286
  Nationwide Building Society (A) (E)
      5.410%, 06/28/07                                    3,614           3,614
      5.370%, 06/07/07                                    6,571           6,571
  Northern Rock (A) (E)
      5.380%, 06/04/07                                    6,769           6,769
  Premium Asset Trust,
    Ser 2004-10 (A) (E)
      5.380%, 06/15/07                                    9,200           9,200
  SLM MTN (E)
      5.320%, 06/15/07                                    7,229           7,229
  Skandinav Enskilda Bank (A) (E)
      5.320%, 06/18/07                                    7,229           7,228
  Stanfield Victoria LLC MTN (A)
      5.450%, 06/11/07                                    6,571           6,571
  UniCredito Italiano Bank (A) (E)
      5.350%, 07/11/07                                   16,428          16,427
                                                                  --------------
Total Corporate Obligations
  (Cost $127,416) ($ Thousands)                                         127,416
                                                                  --------------
COMMERCIAL PAPER (C) (D) -- 2.6%

FINANCIALS -- 2.6%
  KKR Pacific Funding Trust
      5.310%, 06/15/07                                   11,894          11,870
  OCALA Funding
      5.310%, 06/19/07                                    4,929           4,915
  Rhineland Funding Capital
      5.280%, 06/06/07                                    2,415           2,413
  Thornburg Mortgage Capital Resources
      5.290%, 06/07/07                                   13,143          13,131

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Valour Bay Capital LLC
      5.320%, 06/11/07                            $       5,364   $       5,356
      5.320%, 06/13/07                                    9,857           9,840
                                                                  --------------
Total Commercial Paper
  (Cost $47,525) ($ Thousands)                                           47,525
                                                                  --------------
CERTIFICATES OF DEPOSIT (C) -- 0.5%
  Barclays Bank (E)
      5.440%, 06/11/07                                    3,286           3,286
  CC USA MTN (A)
      5.520%, 06/18/07                                    6,571           6,571
                                                                  --------------
Total Certificates of Deposit
  (Cost $9,857) ($ Thousands)                                             9,857
                                                                  --------------
MASTER NOTE (C) (D) -- 0.4%
  Bear Stearns
      5.430%, 06/01/07                                    6,572           6,572
                                                                  --------------
Total Master Note
  (Cost $6,572) ($ Thousands)                                             6,572
                                                                  --------------
ASSET-BACKED SECURITY (A) (C) (E) -- 0.3%

MORTGAGE RELATED SECURITIES -- 0.3%
  Duke Funding, Ser 2004-6B, Cl A1S1
      5.420%, 07/09/07                                    4,929           4,929
                                                                  --------------
Total Asset-Backed Security
  (Cost $4,929) ($ Thousands)                                             4,929
                                                                  --------------
U.S. TREASURY OBLIGATION (D) (J) -- 0.1%
  U.S. Treasury Bill
      4.813%, 08/23/07                                    1,732           1,714
                                                                  --------------
Total U.S. Treasury Obligation
  (Cost $1,713) ($ Thousands)                                             1,714
                                                                  --------------
REPURCHASE AGREEMENTS (C) (K) -- 4.3%
  Barclays Capital
    5.280%, dated 05/31/07, to be
    repurchased on 06/01/07, repurchase
    price $2,265,285 (collateralized by a
    U.S. Government obligation, par value
    $2,310,493, 0.000%, 06/01/07,
    total market value $2,310,262)                        2,265           2,265
  Deutsche Bank
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07, repurchase
    price $6,467,441 (collateralized by
    U.S. Government obligations, ranging in
    par value $35,748-$2,129,123,
    4.000%-6.000%, 02/01/08-11/04/20,
    total market value $6,595,842)                        6,466           6,466
--------------------------------------------------------------------------------
108           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Lehman Brothers
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07, repurchase
    price $72,295,685 (collateralized by
    U.S. Government obligations, ranging in
    par value $15,272,055-$125,162,276,
    3.875%-8.875%, 06/15/08-03/15/31,
    total market value $73,730,821)               $      72,285   $      72,285
                                                                  --------------
Total Repurchase Agreements
  (Cost $81,016) ($ Thousands)                                           81,016
                                                                  --------------
Total Investments -- 123.3%
  (Cost $2,009,859) ($ Thousands)                                 $   2,300,984
                                                                  ==============

A summary of the open future contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
-------------------------------------------------------------------------------
                                NUMBER OF                         UNREALIZED
         TYPE OF                CONTRACTS        EXPIRATION      APPRECIATION
         CONTRACT              LONG (SHORT)         DATE         ($ THOUSANDS)
-------------------------------------------------------------------------------
Russell 2000 Index E-Mini          367            Jun-2007       $       1,591
S&P Mid 400 Index E-Mini           308            Jun-2007               1,778
                                                                 --------------
                                                                 $       3,369
                                                                 ==============

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2007 is as follows, (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                    CURRENCY TO            CURRENCY TO              UNREALIZED
MATURITY              DELIVER                RECEIVE               DEPRECIATION
  DATE              (THOUSANDS)            (THOUSANDS)            ($ THOUSANDS)
--------------------------------------------------------------------------------
6/13/07               CAD 254                USD 235              $          (3)
                                                                  ==============

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $1,865,746 ($ Thousands).

*     Non-income producing security.

**    Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investments Trust

++    Affiliated security

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) This security or a partial position of this security is on loan at May 31, 2007 (see Note 9). The total value of securities on loan at May 31, 2007 was $442,451 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2007 was $454,742 ($ Thousands).

(D)   The rate reported is the effective yield at time of purchase.

(E) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007.

(F) Securities considered illiquid. The total value of such securities as of May 31, 2007 was $3,796 ($ Thousands) and represents 0.25% of Net Assets.

(G) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2007 was $3,796 ($ Thousands) and represents 0.25% of Net Assets.

(H) This security considered restricted. The total value of such securities as of May 31, 2007 was $3,796 ($ Thousands) and represented 0.25% of Net Assets.

(I)   This warrant does not have a strike price or expiration date.

(J) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(K)   Tri-Party Repurchase Agreement

ADR -- American Depositary Receipt
CAD -- Canadian Dollar
Cl -- Class
EXL -- Extendable Maturity
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
PIPE -- Private Investment in Public Entity
Ser -- Series
USD -- U.S. Dollar


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           109

SCHEDULE OF INVESTMENTS

International Equity Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

25.0%    Financials
10.3%    Short-Term Investments
 9.2%    Consumer Discretionary
 8.7%    Materials
 8.5%    Industrials
 5.0%    Energy
 5.0%    Telecommunication Services
 3.9%    Consumer Staples
 3.9%    U.S. Government Agency Mortgage-Backed Obligations
 3.9%    Health Care
 3.9%    Asset-Backed Securities
 3.8%    Information Technology
 3.2%    Utilities
 2.2%    Time Deposits
 1.7%    Commercial Paper
 0.7%    U.S. Treasury Obligations
 0.6%    U.S. Government Agency Obligations
 0.3%    Certificates of Deposit
 0.2%    Master Note
 0.0%    Exchanged Traded Funds

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.1%

AUSTRALIA -- 5.1%
  ABB Grain                                                 700   $           5
  Adelaide Brighton                                       9,500              29
  AGL Energy                                                200               3
  Amcor                                                  95,281             587
  AMP                                                   415,300           3,475
  Australia & New Zealand
    Banking Group                                       120,683           2,881
  Australian Infrastructure Fund                        256,100             632
  Australian Stock Exchange (B)                           4,229             170
  Babcock & Brown                                        11,650             310
  BHP Billiton                                           65,219           1,702
  BHP Billiton ADR                                        2,800             147
  BlueScope Steel                                       205,000           1,878
  Boral                                                  30,100             220
  Brambles*                                             126,010           1,336
  Caltex Australia                                       18,857             400
  Challenger Financial Services
    Group (B)                                           404,317           1,974
  Cochlear                                                9,985             514
  Coles Myer                                            114,200           1,562
  Commonwealth Bank of Australia                         58,452           2,680
  CSL                                                    28,247           2,085
  Downer EDI                                            151,348             936
  Felix Resources                                         8,700              41
  Foster's Group                                        137,400             723
  Goodman Fielder                                       377,449             797
  GPT Group                                             131,313             559
  GUD Holdings                                           71,300             538
  Independence Group                                     10,000              66
  ING Industrial Fund (B)                               220,852             444
  Insurance Australia Group                              87,300             431

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  John Fairfax Holdings                                 234,000   $         943
  Jubilee Mines (B)                                     178,800           2,575
  Leighton Holdings                                      48,700           1,794
  Lend Lease                                             45,257             745
  Macquarie Airports (B)                              1,237,404           4,260
  Macquarie Bank                                         18,039           1,308
  Macquarie Infrastructure Group                      1,245,895           3,815
  MFS (B)                                               164,300             861
  Minara Resources                                      494,200           3,366
  Mincor Resources                                       15,300              53
  Mirvac Group                                          107,458             511
  Multiplex Group                                       328,900           1,339
  National Australia Bank                               106,481           3,749
  Newcrest Mining                                        55,500           1,011
  OneSteel (B)                                           29,400             161
  Origin Energy                                           1,900              14
  Pacific Brands                                      1,194,562           3,421
  PaperlinX                                             556,400           1,902
  Peptech                                               271,900             343
  Perilya                                                12,800              44
  Qantas Airways (B)                                    219,315           1,035
  QBE Insurance Group (B)                               354,471           9,159
  Rinker Group                                           30,330             482
  Rio Tinto (B)                                          16,200           1,280
  Sally Malay Mining                                     19,500              78
  Santos                                                 12,625             140
  Seven Network (B)                                      95,900             911
  Sims Group                                             11,600             261
  Southern Cross Broadcasting
    Australia                                            38,800             539
  SP AusNet                                               1,200               2
  Specialty Fashion Group                               283,200             357
  St George Bank (B)                                     17,800             550
  TABCORP Holdings (B)                                   40,100             589
  Tattersall's                                          237,600             936
  Telstra (B)                                           370,706           1,491
  Telstra (Installment Receipts)                      1,249,500           3,506
  Toll Holdings                                          37,007             708
  West Australian Newspapers
    Holdings                                            123,800           1,481
  Westfield Group                                        33,100             588
  Westpac Banking                                        65,195           1,406
  Woolworths                                            198,727           4,525
  WorleyParsons (B)                                      48,912           1,206
  Zinifex                                                39,900             581
                                                                  --------------
                                                                         91,151
                                                                  --------------
AUSTRIA -- 0.6%
  Agrana Beteiligungs                                       955             109
  Boehler-Uddeholm (B)                                    7,000             680
  Conwert Immobilien Invest*                             16,021             334
  IMMOFINANZ*                                            53,900             870
  OMV (B)                                                43,900           2,914
--------------------------------------------------------------------------------
110           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Raiffeisen International Bank
    Holding (B)                                           3,784   $         592
  Telekom Austria (B)                                    64,000           1,752
  Voestalpine (B)                                        53,707           3,900
                                                                  --------------
                                                                         11,151
                                                                  --------------
BELGIUM -- 1.3%
  AGFA-Gevaert                                           17,000             444
  Belgacom                                               33,650           1,531
  Cofinimmo+                                                101              20
  Compagnie Maritime Belge                               25,984           1,983
  Cumerio                                                23,400             786
  Delhaize Group (B)                                      9,900             945
  Dexia (B)                                              43,140           1,386
  Elia System Operator                                      355              14
  Fortis                                                128,994           5,360
  Fortis (Netherlands Line)                             105,230           4,376
  Gimv                                                   10,100             727
  InBev                                                  16,276           1,371
  KBC Groep                                              10,800           1,490
  Solvay (B)                                             11,565           1,847
  UCB                                                    20,357           1,190
                                                                  --------------
                                                                         23,470
                                                                  --------------
BERMUDA -- 0.1%
  Frontline (B)                                          26,800           1,248
                                                                  --------------
 BRAZIL -- 0.1%
  Cia Vale do Rio Doce ADR                               24,700           1,122
  Gerdau ADR                                             38,925             885
  Uniao de Bancos Brasileiros ADR                         7,200             809
                                                                  --------------
                                                                          2,816
                                                                  --------------
CANADA -- 1.8%
  Alcan                                                  25,200           2,171
  Bombardier, Cl B                                      158,300             788
  Cameco                                                 53,531           2,776
  Canadian Natural Resources                             27,300           1,815
  Eastern Platinum                                      460,550           1,068
  EnCana                                                 31,200           1,912
  Gerdau Ameristeel                                      86,800           1,345
  Kinross Gold                                          253,150           3,379
  Manulife Financial                                     10,500             392
  Methanex                                               27,600             720
  Nexen                                                       1              --
  Potash Saskatchewan                                    44,300           3,143
  Research In Motion                                     22,060           3,664
  Rogers Communications, Cl B                           112,990           4,687
  Suncor Energy (B)                                       9,500             825
  Teck Cominco, Cl B                                     84,000           3,551
  TELUS                                                  16,892           1,018
                                                                  --------------
                                                                         33,254
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
CHINA -- 0.1%
  China Petroleum & Chemical, Cl H                    1,106,000   $       1,235
  People's Food Holdings                                  5,000               6
                                                                  --------------
                                                                          1,241
                                                                  --------------
DENMARK -- 1.0%
  AP Moeller - Maersk, A Shares                              37             441
  AP Moeller - Maersk, B Shares                             192           2,345
  Carlsberg, Cl B (B)                                    31,006           3,764
  Dampskibsselskabet Torm                                28,000           1,108
  Danske Bank                                            81,854           3,567
  East Asiatic (B)                                        6,800             381
  H Lundbeck                                              5,641             141
  Jyske Bank*                                             4,275             327
  Novo-Nordisk, Cl B                                     26,000           2,738
  Sydbank                                                 5,006             272
  Vestas Wind Systems                                    38,300           2,691
                                                                  --------------
                                                                         17,775
                                                                  --------------
FINLAND -- 1.6%
  Cargotec, Cl B                                          8,600             542
  Elisa, Cl A                                            30,918             893
  Huhtamaki                                               2,265              41
  Kemira                                                 19,200             432
  Kemira GrowHow                                        163,400           2,639
  Konecranes                                              8,336             351
  M-real, Cl B                                          160,200           1,089
  Metso                                                  23,000           1,279
  Neste Oil (B)                                          43,666           1,650
  Nokia                                                 163,646           4,481
  Nokia ADR                                               4,200             115
  Nokian Renkaat                                         17,400             606
  OKO Bank, Cl A                                         29,519             596
  Orion, Cl B                                             6,380             158
  Outokumpu                                              50,929           1,826
  Rautaruukki                                            64,380           3,985
  Sampo, Cl A                                            50,367           1,593
  Sponda                                                 68,000           1,107
  Stora Enso, Cl R                                       49,513             945
  UPM-Kymmene                                           119,100           3,087
  Wartsila, Cl B                                          8,400             557
                                                                  --------------
                                                                         27,972
                                                                  --------------
FRANCE -- 9.8%
  Accor (B)                                              16,286           1,515
  Air France-KLM                                         78,106           3,989
  Air Liquide (B)                                         6,281           1,491
  Atos Origin*                                            1,773             109
  AXA (B)                                                73,184           3,200
  BNP Paribas (B)                                       125,590          15,240
  Bouygues (B)                                           54,147           4,780
  Business Objects                                        5,462             226

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           111

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Capgemini (B)                                          94,825   $       7,227
  Carrefour (B)                                          14,600           1,064
  Casino Guichard Perrachon (B)                           4,833             511
  Christian Dior                                         11,200           1,466
  Cie de Saint-Gobain (B)                                40,288           4,418
  Ciments Francais (B)                                    4,100             973
  Club Mediterranee*                                      1,722             115
  Compagnie Generale des
    Etablissements Michelin, Cl B (B)                    35,613           4,666
  Credit Agricole (B)                                   155,792           6,432
  Dassault Systemes (B)                                   8,055             489
  Financiere de L'Odet                                      552             250
  France Telecom (B)                                    254,798           7,828
  Groupe Danone (B)                                      50,743           7,950
  Havas                                                  50,375             303
  L'Oreal (B)                                            19,229           2,285
  Lafarge (B)                                            22,016           3,810
  Lagardere S.C.A.                                        4,870             407
  Natixis                                                 3,022              79
  Nexans (B)                                              3,400             548
  Nexity                                                  1,328             120
  PagesJaunes Groupe                                     14,600             312
  Pernod-Ricard                                           9,200           2,021
  Peugeot (B)                                            54,133           4,290
  Publicis Groupe                                         9,500             431
  Renault (B)                                            44,323           6,337
  Rhodia*                                               740,800           3,090
  Sanofi-Aventis (B)                                    181,190          17,472
  Sanofi-Aventis (Germany Line)                             822              79
  Schneider Electric                                     23,094           3,334
  SCOR                                                        1              --
  Sequana Capital                                           334              10
  Societe Generale (B)                                   65,551          12,772
  Sodexho Alliance                                       13,500           1,020
  Technip                                                 6,800             527
  Thales (B)                                              5,401             331
  Thomson                                                37,800             729
  Total (B)                                             228,606          17,227
  Unibail+ (B)                                            9,500           2,726
  Vallourec                                              13,225           4,233
  Veolia Environnement (B)                               20,800           1,741
  Vinci (B)                                              94,570           7,483
  Vivendi (B)                                           174,193           7,590
                                                                  --------------
                                                                        175,246
                                                                  --------------
GERMANY -- 7.9%
  Allianz                                                72,965          16,200
  Altana (B)                                             11,100             271
  BASF                                                   69,863           8,653
  Bayer (B)                                             164,422          11,835

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Bayerische Motoren Werke                               94,280   $       6,314
  Commerzbank (B)                                        46,245           2,275
  Continental                                             6,788             960
  DaimlerChrysler                                       119,984          11,003
  Deutsche Bank (B)                                      71,692          10,907
  Deutsche Beteiligungs                                  23,100             836
  Deutsche Boerse                                         6,800           1,610
  Deutsche Lufthansa                                    128,700           3,729
  Deutsche Telekom                                       69,600           1,291
  E.ON (B)                                               84,854          13,951
  Fresenius Medical Care (B)                             28,300           4,154
  Heidelberger Druckmaschinen                             6,518             321
  Hochtief                                                9,100           1,055
  Hypo Real Estate Holding                                3,422             236
  Infineon Technologies (B)*                            314,450           4,875
  MAN                                                     8,192           1,189
  Metro (B)                                              10,000             809
  MTU Aero Engines Holding                                1,132              70
  Muenchener Rueckversicherungs                          34,826           6,556
  Norddeutsche Affinerie                                 45,800           1,682
  RWE                                                    33,231           3,765
  Salzgitter (B)                                         24,390           4,675
  SAP                                                    25,648           1,228
  Siemens                                                73,050           9,627
  Software                                                9,200             877
  Suedzucker (B)                                         67,352           1,464
  ThyssenKrupp                                           63,961           3,737
  TUI (B)                                                53,400           1,452
  Volkswagen                                             12,440           1,888
  Vossloh                                                15,500           1,806
  Wincor Nixdorf                                          4,303             428
                                                                  --------------
                                                                        141,729
                                                                  --------------
GREECE -- 0.2%
  Coca Cola Hellenic Bottling*                           17,276             800
  Cosmote Mobile Communications                           7,677             247
  Hellenic Telecommunications
    Organization                                         39,000           1,244
  OPAP                                                   26,852           1,026
  Titan Cement                                            3,568             211
                                                                  --------------
                                                                          3,528
                                                                  --------------
GUERNSEY -- 0.0%
  Mapeley                                                   756              51
                                                                  --------------
HONG KONG -- 1.8%
  Bank of East Asia                                     220,900           1,290
  BOC Hong Kong Holdings                                320,900             763
  Cheung Kong Holdings                                  230,300           2,981
  China Mobile Hong Kong                                626,900           5,859
  China Netcom Group                                    328,000             836


--------------------------------------------------------------------------------
112           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  China Oriental Group                                  353,000   $         130
  Chinese Estates Holdings                              667,700           1,074
  CLP Holdings                                          258,500           1,822
  Esprit Holdings                                        28,000             345
  Great Eagle Holdings                                   61,000             234
  Guoco Group                                            19,000             264
  Hang Lung Group                                        80,000             321
  Hang Lung Properties                                  412,800           1,300
  Henderson Land Development                             68,000             470
  Hong Kong & China Gas (B)                             193,600             405
  Hong Kong Exchanges and Clearing                       19,500             218
  Hongkong & Shanghai Hotels                            380,300             620
  HongKong Electric Holdings                            240,200           1,241
  Hopewell Holdings                                     191,300             838
  Hopson Development Holdings                            44,000             116
  Jardine Strategic Holdings                              3,000              43
  Kerry Properties (B)                                   20,500             126
  Li & Fung                                             381,200           1,279
  Miramar Hotel & Investment                              3,000               5
  MTR                                                   548,400           1,337
  New World China Land                                   11,600               9
  New World Development                                 437,800           1,067
  Orient Overseas International                           7,000              70
  Pacific Century Premium
    Developments                                        261,000              82
  PCCW                                                  235,000             148
  Sino Land                                             333,189             729
  Swire Pacific, Cl A                                   234,600           2,640
  Transport International Holdings                       25,200             129
  USI Holdings                                           22,000              14
  Vtech Holdings                                         62,100             453
  Wharf Holdings                                        381,100           1,539
  Wheelock                                              309,300             761
                                                                  --------------
                                                                         31,558
                                                                  --------------
INDIA -- 0.1%
  Canara Bank                                           100,000             601
  Infosys Technologies ADR                                3,400             168
  Punjab National Bank                                   46,000             607
                                                                  --------------
                                                                          1,376
                                                                  --------------
IRELAND -- 0.4%
  Allied Irish Banks                                     31,649             955
  Bank of Ireland                                        10,146             219
  CRH                                                    72,102           3,503
  DCC                                                    26,900             930
  Depfa Bank                                             41,500             765
  Dragon Oil                                              7,826              27
  Fyffes                                                 30,918              35
  Total Produce*                                         35,854              37
                                                                  --------------
                                                                          6,471
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
ISRAEL -- 0.0%
  Teva Pharmaceutical
    Industries ADR                                       12,600   $         494
                                                                  --------------
ITALY -- 3.8%
  Aedes                                                  57,400             504
  AEM                                                   351,700           1,346
  Arnoldo Mondadori Editore (B)                          34,000             351
  Autostrade (B)                                        142,250           4,795
  Banca Intesa (B)                                      299,567           2,286
  Banche Popolari Unite (B)                               7,138             205
  Banco Popolare di Verona
    e Novara (B)                                         41,306           1,255
  Beni Stabili                                        1,209,400           2,033
  Buzzi Unicem (B)                                       50,900           1,772
  Cementir                                               40,000             581
  Danieli                                                31,500             771
  Ducati Motor Holding                                  704,700           1,496
  Edison                                                 10,266              33
  Enel                                                  277,407           3,156
  ENI (B)                                               302,821          10,709
  Fiat (B)                                              273,682           7,837
  Fiat RNC                                               79,960           2,037
  Finmeccanica                                           37,800           1,189
  Fondiaria-Sai (B)                                      18,900             972
  IFIL - Investments                                    487,643           5,397
  Immobiliare Grande Distribuzione                      114,900             591
  Immobiliare Lombarda                                   95,852              28
  IMMSI (B)                                             271,400             851
  Indesit                                                42,000             998
  Iride                                                   9,076              34
  Italcementi (B)                                        35,800           1,162
  Italmobiliare                                           6,600             932
  KME Group                                             337,400             323
  MARR                                                   49,900             533
  Mediaset                                                7,629              82
  Pirelli & C                                           480,000             572
  Telecom Italia                                        671,626           1,947
  Telecom Italia Media (B)                              557,730             229
  Telecom Italia RNC                                    493,477           1,151
  UniCredito Italiano (B)                             1,008,083           9,462
                                                                  --------------
                                                                         67,620
                                                                  --------------
JAPAN -- 17.7%
  ADEKA                                                  53,400             574
  Advantest (B)                                          12,000             512
  Aeon                                                  144,300           2,695
  Aisin Seiki                                            36,200           1,221
  All Nippon Airways                                     12,000              46
  Alps Electric                                           1,000              10
  Amada                                                 113,200           1,426
  AOC Holdings                                           41,400             565
  Aoyama Trading                                         25,600             773
  Arnest One                                              7,600              73
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           113

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Asahi Breweries                                        23,700   $         378
  Asahi Glass                                            45,000             599
  Astellas Pharma                                         5,300             235
  Atsugi                                                762,600           1,208
  Autobacs Seven                                         29,800             961
  Bank of Kyoto (B)                                      82,500             963
  Bank of the Ryukyus                                    44,200             838
  BML                                                       300               5
  Bridgestone                                            46,000             899
  Canon                                                  91,600           5,384
  Cawachi                                                 1,700              49
  Chiyoda                                                 4,000              80
  Chugoku Electric Power                                  1,000              21
  CMK (B)                                               114,700           1,183
  Coca-Cola West Holdings (B)                            26,900             568
  COMSYS Holdings                                        34,000             393
  Cosmo Oil                                             330,000           1,582
  Dai Nippon Printing (B)                                 9,000             132
  Daicel Chemical Industries                              8,000              52
  Daiei                                                   1,850              20
  Daifuku                                                12,040             156
  Dainippon Ink and Chemicals                            86,000             315
  Dainippon Screen Manufacturing                          2,000              15
  Dainippon Sumitomo Pharma                              35,000             365
  Daishi Bank                                             1,000               4
  Daito Trust Construction                                6,100             323
  Daiwa House Industry                                   36,000             539
  Daiwa Securities Group                                 82,000             943
  Denki Kagaku Kogyo                                     37,000             168
  Denso                                                  17,400             610
  EDION                                                  22,900             283
  Eighteenth Bank                                        21,000              86
  Eisai                                                  15,400             716
  FamilyMart                                             11,600             295
  Fanuc                                                  27,700           2,642
  Fields                                                     27              33
  Fuji Electric Holdings                                 75,000             354
  Fuji Fire & Marine Insurance                           52,000             204
  Fuji Heavy Industries                                  83,000             399
  Fuji Television Network                                   219             446
  FUJIFILM Holdings                                      67,500           2,793
  Fujikura                                               47,000             324
  Fujitsu                                               124,000             846
  Fukuyama Transporting                                 154,100             635
  Glory                                                   2,800              57
  Godo Steel                                              2,000               9
  Gunma Bank                                            335,200           2,309
  Gunze                                                 147,800             857
  Hakuhodo DY Holdings                                    1,140              77
  Hankyu Holdings                                       206,000           1,179
  Heiwa                                                  12,200             146
  Hirose Electric                                         3,300             428
  HIS                                                     3,600             102
  Hitachi                                               418,100           3,068

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Hitachi Capital                                        15,600   $         262
  Hitachi Construction Machinery                         12,200             408
  Hitachi High-Technologies                                 900              23
  Hokkaido Electric Power                                84,000           2,000
  Honda Motor                                           111,000           3,900
  House Foods                                             4,200              68
  Hoya                                                   29,800             964
  Idemitsu Kosan                                          5,800             666
  Ines                                                   71,500             498
  Inpex Holdings                                            177           1,555
  Itochu                                                129,100           1,408
  Japan Aviation Electronics Industry                     1,000              12
  Japan Steel Works (B)                                 415,800           5,939
  Japan Tobacco                                           1,131           5,886
  Japan Wool Textile                                     27,200             226
  JFE Holdings                                          112,100           6,810
  Joshin Denki                                           62,700             384
  Joyo Bank                                              41,000             264
  JS Group                                               25,800             541
  Kamigumi                                               34,000             288
  Kaneka                                                 33,000             285
  Kansai Electric Power                                 101,900           2,560
  Kawasaki Kisen Kaisha (B)                              44,000             533
  KDDI                                                      207           1,767
  Keyence                                                 1,900             406
  Kirin Brewery                                          39,000             603
  Kobe Steel                                            244,000             837
  Komatsu                                                82,500           2,188
  Komori                                                 23,000             546
  Konica Minolta Holdings                                57,000             774
  Kumagai Gumi                                          258,400             488
  Kurabo Industries                                      87,300             256
  Kyocera                                                 5,100             501
  Kyushu Electric Power                                  85,900           2,327
  Maeda (B)                                               4,000              18
  Maeda Road Construction                                11,000              94
  Makita                                                 26,300           1,092
  Marubeni (B)                                           89,000             622
  Maruichi Steel Tube                                     9,500             296
  Matsushita Electric Industrial                        130,000           2,743
  Millea Holdings                                        64,300           2,555
  Mitsubishi                                            352,600           8,582
  Mitsubishi Chemical Holdings                          196,500           1,718
  Mitsubishi Electric                                    61,000             557
  Mitsubishi Estate                                     237,000           7,276
  Mitsubishi Gas Chemical                                76,000             634
  Mitsubishi Heavy Industries                           282,900           1,716
  Mitsubishi Materials                                  103,000             542
  Mitsubishi Paper Mills                                360,800             770
  Mitsubishi UFJ Financial Group                            477           5,477
  Mitsubishi UFJ Securities                              51,000             586
  Mitsuboshi Belting                                     48,400             284
  Mitsui                                                254,000           5,004
  Mitsui Chemicals                                      320,000           2,309
--------------------------------------------------------------------------------
114           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Mitsui Mining & Smelting                               72,000   $         335
  Mitsui OSK Lines                                      371,000           5,080
  Mitsui Sumitomo Insurance                             141,800           1,769
  Mitsumi Electric                                        3,000              95
  Miyazaki Bank                                          16,000              68
  Mizuho Financial Group                                    518           3,661
  Murata Manufacturing                                   10,480             740
  Nanto Bank                                             14,000              71
  NEC                                                   165,000             840
  NGK Spark Plug                                         32,100             515
  Nichicon (B)                                           71,100           1,051
  Nikon                                                  79,700           2,015
  Nintendo                                               19,145           6,687
  Nippo                                                  82,300             649
  Nippon Beet Sugar Manufacturing                       175,500             458
  Nippon Electric Glass                                  40,700             649
  Nippon Express                                         17,000             101
  Nippon Konpo Unyu Soko                                 68,000             899
  Nippon Mining Holdings                                378,900           3,328
  Nippon Oil                                            153,000           1,299
  Nippon Sharyo                                         225,600             502
  Nippon Shokubai                                        26,000             231
  Nippon Steel                                          623,000           4,352
  Nippon Telegraph & Telephone                            1,516           7,131
  Nippon Yusen KK                                       181,000           1,669
  Nissan Motor                                          529,860           5,890
  Nissan Shatai                                          17,000              93
  Nisshinbo Industries                                  108,000           1,489
  Nomura Holdings                                        29,400             601
  NSK                                                    75,000             768
  NTT Data                                                  302           1,440
  NTT DoCoMo                                                737           1,252
  NTT Urban Development                                     419           1,011
  Obayashi                                               90,000             501
  Odakyu Electric Railway (B)                            81,800             510
  Okasan Holdings (B)                                    22,000             150
  Okaya                                                     500               7
  Oki Electric Industry (B)                             467,000             859
  Okumura                                               171,100             850
  Ono Pharmaceutical                                     11,700             670
  Onward Kashiyama                                       19,000             248
  ORIX                                                   35,480           9,495
  Osaka Gas                                             109,000             405
  Rakuten                                                   508             173
  Ricoh                                                  55,000           1,196
  Riso Kagaku                                             3,300              59
  Rohm                                                    7,000             629
  Sankyo                                                 12,500             538
  Sanwa Shutter                                          26,000             152
  Sega Sammy Holdings                                    17,600             324
  Seikagaku                                               1,000              12
  Seiko Epson                                            29,200             844
  Seino Transportation                                    4,000              39
  Sekisui House                                          49,000             721

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  SFCG (B)                                                4,200   $         796
  Sharp                                                 157,000           3,003
  Shimamura                                               3,800             408
  Shin-Etsu Chemical                                     22,500           1,507
  Shinsei Bank                                          222,000             973
  Showa Shell Sekiyu                                     58,600             709
  SMC                                                     9,900           1,245
  Softbank (B)                                          241,600           5,325
  Sojitz                                                 98,900             429
  Sompo Japan Insurance                                  97,200           1,219
  Sony                                                  118,000           6,790
  Stanley Electric                                       36,400             795
  Sumco                                                 112,900           5,431
  Sumitomo                                              183,200           3,324
  Sumitomo Chemical                                     173,000           1,145
  Sumitomo Electric Industries                            1,500              23
  Sumitomo Heavy Industries                              31,000             352
  Sumitomo Metal Industries                             348,600           1,886
  Sumitomo Metal Mining                                  61,000           1,390
  Sumitomo Mitsui Financial Group                         1,145          11,091
  Sumitomo Realty & Development                          48,000           1,813
  Sumitomo Wiring Systems                                 5,000             117
  Suzuki Motor                                           97,100           2,710
  Taiheiyo Cement                                        40,000             183
  Taisho Pharmaceutical (B)                              34,000             656
  Takeda Pharmaceutical                                  15,000           1,006
  Takefuji                                               32,990           1,216
  Tamura Taiko Holdings                                  89,500             253
  Tanabe Seiyaku                                         12,000             155
  TDK                                                    25,300           2,295
  Teijin                                                151,000             806
  TKC                                                     3,300              56
  Toagosei                                              366,600           1,390
  Toda (B)                                              374,200           2,135
  Tokai Rika                                              7,900             205
  Tokushima Bank                                          5,000              34
  Tokyo Electric Power                                  181,100           6,021
  Tokyo Electron (B)                                     37,100           2,665
  Tokyo Gas                                             123,100             606
  Tokyu                                                  83,400             574
  Tokyu Land                                             59,200             731
  Toppan Printing                                        65,000             685
  Toshiba (B)                                           551,400           4,119
  Toshiba TEC                                             4,000              23
  Tosoh                                                  49,000             251
  Towa Real Estate Development                           13,000              52
  Toyo Seikan Kaisha                                     42,400             818
  Toyota Auto Body                                       12,000             205
  Toyota Industries                                      14,900             674
  Toyota Motor                                          263,900          15,815
  Trend Micro                                            30,000             988
  Trusco Nakayama                                         1,100              22
  TV Asahi                                                  106             215
  UNY                                                    38,000             424
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           115

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Ushio                                                  24,600   $         510
  West Japan Railway                                        170             790
  Yahoo! Japan (B)                                        5,287           1,810
  Yamada Denki                                           17,370           1,634
  Yamaha                                                 29,300             618
  Yamaha Motor                                           30,100             766
  Yamatane                                              284,100             399
  Yamato Transport                                       62,400             905
  Yamazaki Baking (B)                                    12,000             108
  Yaskawa Electric                                       28,000             304
  Yokogawa Bridge                                        61,000             333
  Yokohama Rubber                                       172,200           1,241
                                                                  --------------
                                                                        316,517
                                                                  --------------
LUXEMBOURG -- 0.2%
  Colt Telecom Group*                                    28,085              86
  Oriflame Cosmetics SDR                                  4,600             241
  SES Global FDR                                         81,800           1,783
  SES Global FDR (Paris Exchange)                        36,186             789
                                                                  --------------
                                                                          2,899
                                                                  --------------
MEXICO -- 0.7%
  America Movil ADR, Ser L                              132,455           8,020
  Fomento Economico Mexicano ADR (B)                    112,780           4,493
  Telefonos de Mexico ADR, Ser L                         13,100             530
                                                                  --------------
                                                                         13,043
                                                                  --------------
NETHERLANDS -- 4.6%
  ABN AMRO Holding (B)                                   71,003           3,404
  Aegon                                                 113,686           2,331
  Akzo Nobel                                            104,871           8,559
  ASML Holding*                                           9,843             255
  Buhrmann (B)                                          109,820           1,433
  European Aeronautic Defense
    and Space                                            34,900           1,098
  Fugro                                                  11,738             688
  Heineken Holding                                       13,736             695
  ING Groep                                             404,230          18,010
  Koninklijke DSM                                        19,200             954
  Koninklijke Wessanen                                    3,146              51
  Mittal Steel                                          108,615           6,523
  OPG Groep                                              27,200             983
  Randstad Holdings                                      10,544             859
  Reed Elsevier                                           9,657             192
  Royal Dutch Shell, Cl A                               353,019          13,144
  Royal Dutch Shell, Cl A (GBP) (B)                     174,409           6,493
  Royal Dutch Shell, Cl B                               180,394           6,808
  Royal KPN                                              63,813           1,083
  Unilever (B)                                          230,032           6,863
  Vedior                                                  3,073              91
  Wolters Kluwer (B)                                     58,400           1,819
                                                                  --------------
                                                                         82,336
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.3%
  Air New Zealand                                       374,000   $         819
  Contact Energy                                         30,949             202
  Fisher & Paykel Appliances Holdings                   322,900             926
  Infratil                                               83,200             396
  Kiwi Income Property Trust                            328,400             388
  Macquarie Goodman Property Trust                      322,800             352
  Telecom of New Zealand                                536,236           1,918
  Vector                                                 34,418              73
                                                                  --------------
                                                                          5,074
                                                                  --------------
NORWAY -- 1.3%
  Cermaq (B)                                             33,600             576
  DnB                                                   122,365           1,650
  Ementor*                                              165,900           1,402
  Marine Harvest*                                       679,300             752
  Norske Skogindustrier                                  29,828             447
  Orkla (B)                                             127,974           2,258
  Renewable Energy                                        4,800             152
  Schibsted                                              44,400           2,133
  Sparebanken Nord-Norge                                 27,200             676
  Statoil (B)                                            23,400             639
  Storebrand                                             66,100           1,040
  Tandberg                                              150,700           3,395
  Telenor (B)                                            95,200           1,849
  Yara International (B)                                215,637           6,243
                                                                  --------------
                                                                         23,212
                                                                  --------------
PORTUGAL -- 0.2%
  Banco BPI                                              48,675             424
  Banco Comercial Portugues                             173,796             882
  Banco Espirito Santo                                   39,292             900
  Cimpor Cimentos de Portugal                             5,652              56
  Energias de Portugal                                  403,186           2,295
  Sonae Industria                                         1,684              22
                                                                  --------------
                                                                          4,579
                                                                  --------------
SINGAPORE -- 1.8%
  Allgreen Properties                                 1,404,400           1,688
  CapitaCommercial Trust+ (B)                           804,500           1,567
  CapitaLand                                            248,000           1,343
  Cerebos Pacific                                         3,000               7
  China Aviation Oil Singapore                           25,000              32
  City Developments                                     135,400           1,529
  Cosco Singapore                                     1,406,900           2,469
  DBS Group Holdings                                    364,300           5,792
  Flextronics International                                 600               7
  Fraser and Neave                                       86,000             326
  Guocoland                                              13,000              42
  Haw Par                                                 4,000              20
  Ho Bee Investment                                      26,000              38
  Hong Leong Finance                                    186,400             498

--------------------------------------------------------------------------------
116           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Hotel Grand Central                                    34,350   $          24
  Hotel Plaza                                            17,000              23
  Jardine Cycle & Carriage                               30,000             276
  K1 Ventures                                           224,000              45
  Keppel Land                                           532,200           3,252
  Kim Eng Holdings                                      408,600             475
  Mapletree Logistics Trust+                          1,309,900           1,252
  MCL Land                                                6,000              11
  Metro Holdings*                                        16,000              11
  NatSteel                                               10,000              10
  Neptune Orient Lines                                  167,000             501
  Olam International                                    880,500           1,939
  Oversea-Chinese Banking                               280,500           1,748
  SembCorp Industries                                    26,000              95
  Singapore Airlines                                     26,000             317
  Singapore Exchange                                    156,000             784
  Singapore Petroleum                                    80,000             277
  Singapore Press Holdings                               62,000             179
  Singapore Technologies Engineering                    135,000             311
  Singapore Telecommunications*                         538,950           1,263
  SP Chemicals                                           48,000              38
  United Overseas Bank                                  136,000           2,161
  UOB-Kay Hian Holdings                                  20,000              21
  Wheelock Properties S                                  32,000              70
  Wing Tai Holdings                                     691,800           1,588
                                                                  --------------
                                                                         32,029
                                                                  --------------
SOUTH AFRICA -- 0.2%
  Harmony Gold Mining*                                  133,700           1,952
  Harmony Gold Mining ADR (B)*                            7,200             107
  Sanlam                                                379,530           1,227
  Sasol                                                  28,576           1,032
                                                                  --------------
                                                                          4,318
                                                                  --------------
SOUTH KOREA -- 0.7%
  Honam Petrochemical                                    12,900           1,396
  Hyundai Mobis                                           8,020             727
  Industrial Bank of Korea                               26,750             537
  Kookmin Bank                                           17,670           1,601
  POSCO                                                     700             336
  Samsung Electronics                                     1,213             699
  Samsung Electronics GDR                                 3,542           1,015
  Shinhan Financial Group                                84,500           5,215
  SK Telecom                                                360              78
  SK Telecom ADR (B)                                     31,000             833
                                                                  --------------
                                                                         12,437
                                                                  --------------
SPAIN -- 3.0%
  Acerinox (B)                                           15,786             402
  ACS Actividades Construcciones y
    Servicios                                           112,699           7,549

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Banco Bilbao Vizcaya
    Argentaria (B)                                      208,703   $       5,274
  Banco Popular Espanol (B)                              51,831           1,038
  Banco Santander Central
    Hispano (B)                                         600,801          11,545
  Cementos Portland Valderrivas                           3,200             449
  Ebro Puleva                                            40,002             883
  Enagas                                                 11,900             301
  Endesa (B)                                              8,048             433
  Gas Natural SDG (B)                                    92,995           5,485
  Grupo Ferrovial                                         8,500             903
  Iberdrola                                              66,960           3,850
  Inditex (B)                                             9,179             580
  Repsol (B)                                            219,030           8,032
  Sacyr Vallehermoso (B)                                  7,888             452
  Sol Melia (B)                                          25,200             598
  Telefonica (B)                                        304,154           6,913
                                                                  --------------
                                                                         54,687
                                                                  --------------
SWEDEN -- 1.9%
  Assa Abloy, Cl B                                       30,700             691
  Atlas Copco, Cl A                                     333,710           5,612
  Axfood                                                  6,900             259
  Boliden (B)                                            31,500             654
  D Carnegie                                              6,600             132
  Electrolux, Ser B (B)                                  45,400           1,143
  Hennes & Mauritz, Cl B                                  5,200             330
  Husqvarna, Cl B                                        46,039             699
  Industrivarden, Cl A                                   31,000             684
  Investor, Cl B                                        154,550           4,013
  Klovern                                               118,700             556
  Kungsleden                                                658              11
  Sandvik                                                63,159           1,176
  Skandinaviska Enskilda
    Banken, Cl A                                         42,230           1,390
  SKF                                                    34,500             741
  Svenska Cellulosa, Cl B                               150,516           2,608
  Svenska Handelsbanken, Cl A                            30,537             901
  Swedish Match                                          27,131             502
  Tele2, Cl B                                            48,000             802
  Telefonaktiebolaget LM Ericsson,
    Cl B                                                786,041           2,985
  TeliaSonera                                           463,171           3,434
  Trelleborg, Cl B                                       30,200             961
  Volvo, Cl B (B)                                       143,725           3,015
  Wihlborgs Fastigheter                                   2,706              58
                                                                  --------------
                                                                         33,357
                                                                  --------------
SWITZERLAND -- 5.2%
  ABB                                                    51,501           1,101
  Adecco (B)                                              8,952             653
  AFG Arbonia-Forster Holdings                            1,000             519

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           117

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Bobst Group                                             2,798   $         181
  Bucher Industries                                         693             105
  Clariant                                               37,000             631
  Compagnie Financiere Richemont,
    Cl A                                                 60,280           3,707
  Credit Suisse Group                                   130,128           9,891
  Elektrizitaets-Gesellschaft
    Laufenburg                                              420             524
  Energiedienst Holding                                     500             280
  Forbo Holding                                              31              17
  Geberit                                                 1,052             184
  Georg Fischer*                                          1,100             844
  Gurit Holding                                             200             244
  Helvetia Holding                                        1,320             531
  Holcim                                                 51,043           5,644
  Inficon Holding                                         5,400             948
  Kudelski                                               15,400             599
  Nestle                                                 18,202           7,085
  Novartis                                              224,980          12,640
  Phonak Holding                                          2,695             257
  Rieter Holding                                             67              37
  Roche Holding                                          71,227          13,066
  Romande Energie Holding                                   230             328
  Straumann Holding                                       1,400             407
  Swatch Group                                            8,039             466
  Swiss Life Holding                                      3,640             980
  Swiss Reinsurance (B)                                  79,267           7,542
  Swisscom (B)                                            7,094           2,496
  UBS                                                   142,450           9,288
  Xstrata                                               106,420           6,109
  Zurich Financial Services                              17,924           5,481
                                                                  --------------
                                                                         92,785
                                                                  --------------
TAIWAN -- 0.2%
  Compal Electronics                                  1,027,481             933
  Taiwan Semiconductor
    Manufacturing                                       525,602           1,085
  Taiwan Semiconductor
    Manufacturing ADR                                   114,378           1,248
                                                                  --------------
                                                                          3,266
                                                                  --------------
THAILAND -- 0.0%
  PTT (L)                                               101,300             749
                                                                  --------------
UNITED KINGDOM -- 15.4%
  3i Group                                               17,834             428
  Acergy                                                159,100           3,585
  Amec                                                  267,600           3,150
  Anglo American                                        207,364          12,465
  Antofagasta                                            23,600             260

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  ARM Holdings                                           84,487   $         235
  AstraZeneca                                           177,883           9,451
  AstraZeneca (SEK)                                      33,254           1,761
  Aviva                                                 506,893           8,001
  BAE Systems                                           880,500           7,790
  Balfour Beatty                                         19,447             177
  Barclays                                              861,115          12,298
  Barratt Developments                                   56,865           1,227
  Bellway                                                15,726             447
  Berkeley Group Holdings                                25,100             939
  BHP Billiton                                           52,695           1,282
  Bovis Homes Group                                      10,597             222
  BP                                                  1,202,676          13,429
  Brit Insurance Holdings                                46,000             316
  British Airways                                        55,647             517
  British American Tobacco                               78,818           2,668
  British Energy Group                                  447,600           4,651
  British Land+                                          43,312           1,240
  Brixton+                                                  916               9
  BT Group                                              162,737           1,061
  Burberry Group                                        214,350           2,898
  Cable & Wireless                                       95,317             372
  Cadbury Schweppes                                      23,399             329
  Carnival                                               30,777           1,594
  Carphone Warehouse Group                               66,000             392
  Cattles                                                15,762             129
  Centrica                                              342,344           2,595
  Charter                                                13,163             269
  Close Brothers Group                                    4,066              76
  Compass Group                                         236,000           1,760
  Cookson Group                                          16,197             229
  Daily Mail & General Trust                             15,056             251
  Davis Service Group                                     2,315              30
  Diageo                                                270,099           5,754
  Drax Group                                              7,380             117
  DS Smith                                               94,600             468
  Emap                                                   11,250             195
  Enterprise Inns                                        60,089             877
  Firstgroup                                             12,131             166
  FKI                                                   174,700             477
  Friends Provident                                     652,879           2,557
  GKN                                                   110,000             852
  GlaxoSmithKline                                       315,719           8,181
  Greene King                                            62,900           1,385
  Hays                                                   86,293             297
  HBOS                                                  597,965          12,857
  Home Retail Group                                     196,696           1,836
  HSBC Holdings                                         641,802          11,857
  Hunting                                                60,400             956
  Imperial Tobacco Group                                 98,392           4,251
  International Power                                    67,124             602
  Investec                                               49,600             678


--------------------------------------------------------------------------------
118           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  ITV                                                   299,890   $         696
  J Sainsbury                                            63,489             701
  Kazakhmys                                              48,000           1,232
  Kelda Group                                            56,842           1,149
  Kingfisher                                            252,200           1,238
  Kingston Communications                               340,500             497
  Land Securities Group+                                  2,641             102
  Legal & General Group                                 121,887             371
  Lloyds TSB Group                                      136,139           1,548
  LogicaCMG                                               2,878               9
  Luminar                                                40,600             634
  Marks & Spencer Group                                 355,350           4,913
  Marston's                                             124,100           1,148
  Michael Page International                             41,582             469
  Millennium & Copthorne Hotels                          29,700             440
  Minerva                                               315,800           2,511
  Mitchells & Butlers                                    87,239           1,531
  National Grid                                         239,717           3,713
  Nestor Healthcare Group                                13,700              44
  Next                                                   15,509             678
  Northern Foods                                        513,400           1,290
  Old Mutual                                            662,161           2,269
  Pearson                                                23,945             425
  Premier Oil                                            36,200             791
  Prudential                                            178,400           2,670
  Punch Taverns                                          59,890           1,592
  Reckitt Benckiser                                      37,810           2,054
  Reed Elsevier                                         126,430           1,707
  Reuters Group                                          92,800           1,153
  Rio Tinto                                              43,315           3,144
  Rolls-Royce Group, Cl B                             4,203,200               9
  Royal & Sun Alliance Insurance Group                  703,674           2,203
  Royal Bank of Scotland Group                        1,704,083          21,152
  SABMiller                                             144,500           3,436
  Scottish & Newcastle                                  155,681           1,999
  Scottish & Southern Energy                             74,485           2,244
  Segro+                                                 49,200             697
  Severn Trent                                           38,800           1,206
  Smith & Nephew                                        410,950           5,040
  Smiths Group                                           63,015           1,417
  St Ives Group                                          81,500             447
  Stagecoach Group                                      121,242             443
  Standard Chartered                                     57,332           1,939
  Tate & Lyle                                            62,427             742
  Taylor Woodrow                                        226,091           2,046
  TDG                                                   175,000           1,076
  Tesco                                                 320,700           2,910
  Trinity Mirror                                         22,515             256
  Unilever                                               34,849           1,075
  United Utilities                                       77,399           1,181
  Vodafone Group                                      8,121,958          25,384
  Whitbread                                              20,831             780

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Wimpey George                                         170,295   $       2,115
  WPP Group                                             118,300           1,748
  Yell Group                                            119,000           1,190
                                                                  --------------
                                                                        276,350
                                                                  --------------
Total Common Stock
  (Cost $1,244,579) ($ Thousands)                                     1,595,789
                                                                  --------------

CORPORATE OBLIGATIONS -- 6.4%

CONSUMER DISCRETIONARY -- 0.1%
  CVS Caremark
      5.750%, 06/01/17                                $     205             202
  Comcast
      5.300%, 01/15/14                                      530             518
  Cox Communications
      4.625%, 06/01/13                                      425             402
  Time Warner
      6.875%, 05/01/12                                      425             446
                                                                  --------------
                                                                          1,568
                                                                  --------------
ENERGY -- 0.1%
  Dominion Resources
      4.750%, 12/15/10                                      285             278
  Exelon Generation
      6.950%, 06/15/11                                      425             444
  Kinder Morgan Energy Partners
      5.000%, 12/15/13                                      425             405
                                                                  --------------
                                                                          1,127
                                                                  --------------
FINANCIALS -- 6.2%
  Aetna
      5.750%, 06/15/11                                      425             429
  American General Finance (C) (D) (F)
      5.370%, 06/15/07                                    7,536           7,536
  Bear Stearns
      5.350%, 02/01/12                                      395             391
  Bear Stearns EXL (C) (D)
      5.360%, 06/15/07                                    9,251           9,251
  Capmark Financial Group (F)
      6.300%, 05/10/17                                       50              50
      5.875%, 05/10/12                                      100              99
  Cit Group
      5.000%, 02/13/14                                      565             535
  Countrywide Financial Services
    MTN (C) (D)
      5.430%, 06/27/07                                    3,118           3,118
  Countrywide Financial Services
    MTN, Ser A (C) (D)
      5.440%, 08/06/07                                    7,796           7,796
  Credit Suisse First Boston USA
      6.500%, 01/15/12                                      285             297

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           119

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Genworth Financial
      5.750%, 06/15/14                            $         425   $         427
  Goldman Sachs
      5.500%, 11/15/14                                      845             836
  HSBC Finance
      6.375%, 10/15/11                                      425             438
  Irish Life & Permanent MTN,
    Ser X (C) (D) (F)
      5.360%, 06/21/07                                    6,912           6,912
  Istar Financial+
      5.875%, 03/15/16                                      285             277
  JPMorgan Chase
      5.125%, 09/15/14                                      425             414
  Jackson National Life Funding
    (C) (D) (F)
      5.320%, 06/01/07                                   11,434          11,434
  Lehman Brothers Holdings MTN
      5.750%, 05/17/13                                      145             146
      5.500%, 04/04/16                                      280             275
  Merrill Lynch
      6.050%, 05/16/16                                      425             430
  Morgan Stanley
      4.750%, 04/01/14                                      425             400
  Morgan Stanley EXL (C) (D)
      5.400%, 06/04/07                                    1,819           1,819
  Morgan Stanley EXL, Ser S (C) (D)
      5.360%, 06/04/07                                    2,599           2,598
  Morgan Stanley MTN, Ser G (D)
      5.650%, 07/04/07                                      420             419
  Nationwide Building Society
    (C) (D) (F)
      5.410%, 06/28/07                                    2,858           2,858
      5.370%, 06/07/07                                    5,197           5,197
  Northern Rock (C) (D) (F)
      5.380%, 06/04/07                                    5,353           5,353
  Premium Asset Trust,
    Ser 2004-10 (C) (D) (F)
      5.380%, 06/15/07                                    7,276           7,276
  Residential Capital
      6.875%, 06/30/15                                       75              75
      6.500%, 04/17/13                                      865             855
      6.000%, 02/22/11                                      200             196
  SLM EXL MTN (C) (D)
      5.320%, 06/15/07                                    5,717           5,717
  Shinsei Finance Cayman (D) (F)
      6.418%, 01/29/49                                      490             487
  Simon Property Group+
      5.750%, 12/01/15                                      285             286
      5.600%, 09/01/11                                      240             241
  Skandinav Enskilda Bank (C) (D) (F)
      5.320%, 06/18/07                                    5,717           5,717

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Stanfield Victoria MTN (C) (F)
      5.450%, 06/11/07                            $       5,197   $       5,196
  UniCredito Italiano Bank (C) (D) (F)
      5.350%, 07/11/07                                   12,993          12,992
  Wachovia
      5.300%, 10/15/11                                      745             742
      4.875%, 02/15/14                                      285             273
  Washington Mutual Preferred
    Funding (B) (D) (F)
      6.534%, 03/15/49                                      500             489
                                                                  --------------
                                                                        110,277
                                                                  --------------
HEALTH CARE -- 0.0%
  Teva Pharmaceutical
      5.550%, 02/01/16                                      425             413
  Wellpoint
      6.800%, 08/01/12                                      285             300
                                                                  --------------
                                                                            713
                                                                  --------------
INDUSTRIALS -- 0.0%
  Lafarge
      6.150%, 07/15/11                                      255             261
  US Steel
      5.650%, 06/01/13                                      105             104
                                                                  --------------
                                                                            365
                                                                  --------------
TELECOMMUNICATION SERVICES -- 0.0%
  Vodafone Group
      5.625%, 02/27/17                                      225             220
      5.350%, 02/27/12                                       80              79
                                                                  --------------
                                                                            299
                                                                  --------------
Total Corporate Obligations
  (Cost $114,216) ($ Thousands)                                         114,349

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 4.9%
  FHLMC
      6.000%, 07/01/21                                    2,980           3,010
      6.000%, 09/01/21                                      977             987
      6.000%, 10/01/21                                    9,446           9,540
      6.000%, 11/01/21                                    3,822           3,860
      6.000%, 05/01/22                                    1,994           2,014
  FNMA
      5.500%, 01/01/21 (A)                                1,772           1,758
      5.500%, 02/01/21 (A)                                  876             869
  FNMA TBA
      6.500%, 06/01/37                                   20,000          20,313
      6.000%, 06/01/37                                    6,000           5,993
      5.500%, 06/01/22                                    3,600           3,572
      5.000%, 06/17/21                                   29,000          28,266

--------------------------------------------------------------------------------
120           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  GNMA ARM
      5.625%, 02/20/34                            $         626   $         633
      5.500%, 06/30/07                                      506             509
      5.500%, 05/20/34                                      676             683
      5.500%, 03/20/36 (I)                                  496             500
      5.250%, 08/20/34                                      251             252
      5.000%, 06/20/35 (I)                                  658             663
      5.000%, 02/20/36 (I)                                  304             305
      4.750%, 12/20/33                                    2,140           2,140
      4.500%, 07/20/35                                      384             387
      4.500%, 06/20/36                                      839             842
                                                                  --------------

Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $87,468) ($ Thousands)                                           87,096
                                                                  --------------

ASSET-BACKED SECURITIES -- 4.8%

MORTGAGE RELATED SECURITIES -- 4.8%
  ACE Securities, Ser 2003-NC1,
    Cl M (D)
      6.100%, 06/25/07                                      600             601
  ACE Securities, Ser 2003-OP1,
    Cl M1 (D)
      6.020%, 06/26/07                                      250             251
  Aames Mortgage Investment Trust,
    Ser 2005-4, Cl B2 (D)
      8.070%, 06/12/07                                      110              93
  American Home Mortgage
    Investment Trust, Ser 2004-3,
    Cl 2A (D)
      3.590%, 09/01/07                                    2,856           2,905
  American Home Mortgage
    Investment Trust, Ser 2005-1,
    Cl 6A (D) (K)
      5.294%, 06/25/07                                    4,275           4,239
  American Home Mortgage
    Investment Trust, Ser 2005-4,
    Cl 5A (D)
      5.350%, 06/25/07                                    2,587           2,596
  American Home Mortgage
    Investment Trust, Ser 2006-1,
    Cl 2A3 (D)
      5.100%, 06/25/07                                    1,365           1,352
  Ameriquest Mortgage Securities,
    Ser 2003-2, Cl M1 (D)
      6.220%, 06/25/07                                      380             380

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Argent Securities, Ser 2003-W5,
    Cl M1 (D)
      6.020%, 06/25/07                            $         250   $         252
  Argent Securities, Ser 2003-W9,
    Cl M1 (D)
      6.010%, 06/26/07                                      343             345
  Asset-Backed Securities Home Equity
    Loan Trust, Ser 2003-HE5,
    Cl M1 (D)
      6.070%, 06/15/07                                      456             457
  Banc of America Commercial
    Mortgage, Ser 2006-2, Cl A1
      5.611%, 05/10/45                                      771             774
  Banc of America Funding,
    Ser 2006-A, Cl 2A2 (D)
      5.566%, 06/01/07                                      175             178
  Banc of America Mortgage Securities,
    Ser 2004-10, Cl 2A1
      5.000%, 12/25/19                                      635             615
  Basic Asset Backed Securities Trust,
    Ser 2006-1, Cl A1 (D)
      5.400%, 06/25/07                                    1,489           1,489
  Chase Funding Mortgage Loan,
    Ser 2003-1, Cl 1A4
      4.119%, 02/25/29                                       59              59
  Chase Funding Mortgage Loan,
    Ser 2004-2, Cl 1A3
      4.209%, 09/25/26                                      230             228
  Countrywide Alternative Loan Trust,
    Ser 2004-33, Cl 1A1 (D)
      4.975%, 06/01/07                                      727             737
  Countrywide Alternative Loan Trust,
    Ser 2005-69, Cl M3 (D)
      6.470%, 06/27/07                                      225             222
  Countrywide Alternative Loan Trust,
    Ser 2005-IM1, Cl M3 (D)
      7.320%, 06/27/07                                      338             317
  Countrywide Alternative Loan Trust,
    Ser 2006-0A11, Cl M3 (D)
      5.750%, 06/30/07                                      456             455
  Countrywide Asset-Backed
    Certificates, Ser 2003-5,
    Cl MV2 (D)
      6.920%, 01/25/34                                      267             270
  Countrywide Asset-Backed
    Certificates, Ser 2004-11,
    Cl A2 (D)
      5.700%, 06/25/07                                      100             100



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           121

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Countrywide Asset-Backed
    Certificates, Ser 2005-15,
    Cl 1AF1 (D)
      5.460%, 06/25/07                            $         441   $         441
  Countrywide Asset-Backed
    Certificates, Ser 2006-IM1,
    Cl A1 (D)
      5.410%, 06/27/07                                      385             385
  Countrywide Home Equity Loan Trust,
    Ser 2006-D, Cl 2A (D)
      5.520%, 06/30/07                                    2,018           2,017
  Countrywide Home Loans,
    Ser 2004-22, Cl A1 (D)
      5.084%, 06/01/07                                      579             574
  Countrywide Home Loans,
    Ser 2006-HYB1, Cl 1A1
      5.365%, 06/20/07                                      562             557
  Countrywide Home Loans,
    Ser 2006-HYB2, Cl 1A1 (D)
      5.054%, 06/20/07                                    1,641           1,637
  Credit Suisse Asset-Backed Mortgage
    Trust, Ser 2006-1, Cl A1B (D)
      5.540%, 06/26/07                                      509             509
  DLSA Mortgage Loan Trust,
    Ser 2006-AR1, Cl M4 (D)
      6.060%, 06/19/07                                      221             217
  DSLA Mortgage Loan Trust,
    Ser 2004-AR4, Cl B1 (D)
      5.920%, 06/19/07                                      331             333
  DSLA Mortgage Loan Trust,
    Ser 2006-AR1, Cl M5 (D)
      6.130%, 06/19/07                                      140             137
  DSLA Mortgage Loan Trust,
    Ser 2006-AR1, Cl M7 (D)
      7.070%, 06/19/07                                      140             137
  Deutsche Alternatives Securities
    Mortgage Loan Trust,
    Ser 2006-AB3, Cl A1 (D)
      6.250%, 06/30/36                                    1,150           1,150
  Duke Funding, Ser 2004-6B,
    Cl A1S1 (C) (D) (F)
      5.420%, 07/09/07                                    3,898           3,898
  First Franklin Mortgage Loan Asset,
    Ser 2004-FF10, Cl A2 (D)
      5.720%, 06/26/07                                       97              98
  First Franklin Mortgage Loan Asset,
    Ser 2005-FF4, Cl 2A3 (D)
      5.540%, 06/25/07                                    1,586           1,587
  First Horizon Alternative Mortgage
    Trust, Ser 2006-AA6, Cl 2A1 (D)
      5.686%, 06/01/07                                    3,837           3,831

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  First Horizon Mortgage Pass-Through
    Trust, Ser 2006-AR3, Cl 1A1 (D)
      5.695%, 06/01/07                            $         784   $         781
  GMAC Mortgage Loan Trust,
    Ser 2006-HE1, Cl A (D) (K)
      5.530%, 06/25/07                                    4,900           4,896
  GSAA Home Equity NIM Trust,
    Ser 2006-2, Cl 2A1 (D) (K)
      5.420%, 06/27/07                                    2,215           2,214
  GSAA Home Equity NIM Trust,
    Ser 2006-HE3N, Cl N1 (F)
      5.500%, 05/25/36                                       64              46
  Greenpoint Mortgage Funding Trust,
    Ser 2006-AR1, Cl M3 (D)
      5.890%, 06/27/07                                      300             298
  HSI Asset Securitization Trust,
    Ser 2005-NC2, Cl M2A1 (D)
      5.450%, 06/25/07                                      309             309
  Home Equity Asset NIM Trust,
    Ser 2003-4, Cl M2 (D)
      7.220%, 06/25/07                                      355             355
  Home Equity Asset NIM Trust,
    Ser 2006-1N, Cl A (F)
      6.500%, 05/27/36                                       66              49
  Impac NIM Trust, Ser 2006-1,
    Cl N (F)
      6.000%, 03/25/36                                       12              12
  Indymac Mortgage Loan Trust,
    Ser 2004-AR11, Cl 4A1 (D)
      5.807%, 06/01/07                                    1,725           1,723
  Indymac Mortgage Loan Trust,
    Ser 2004-AR6, Cl 1A (D)
      5.495%, 06/01/07                                      228             228
  Lehman Mortgage Trust, Ser 2006-4,
    Cl 4A1
      6.000%, 08/25/21                                    3,095           3,116
  Lehman XS Trust, Ser 2005-5N,
    Cl M4 (D)
      7.070%, 06/30/07                                      525             469
  Lehman XS Trust, Ser 2005-7N,
    Cl M51 (D)
      6.570%, 06/30/07                                      120             114
  Lehman XS Trust, Ser 2005-7N,
    Cl M71 (D)
      7.070%, 06/27/07                                      300             267
  Lehman XS Trust, Ser 2005-9N,
    Cl M4 (D)
      6.720%, 06/30/07                                      170             170
  MLCC Mortgage Investors,
    Ser 2006-1, Cl 1A1 (D)
      5.328%, 06/01/07                                    1,843           1,857


--------------------------------------------------------------------------------
122           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Master Adjustable Rate Mortgages,
    Ser 2004-6, Cl 2A1 (D)
      5.329%, 07/25/34                            $       2,492   $       2,493
  Master Adjustable Rate Mortgages,
    Ser 2005-2, Cl 3A1 (D)
      4.756%, 06/01/07                                      834             838
  Master Asset Backed Securities Trust,
    Ser 2006-AB1, Cl A1 (D)
      5.460%, 06/27/07                                    2,030           2,030
  Merrill Lynch Mortgage Investors
    Trust, Ser 2003-HE1, Cl M2 (D)
      6.970%, 06/25/07                                      140             140
  Merrill Lynch Mortgage Investors
    Trust, Ser 2005-HE2, Cl A2A (D)
      5.430%, 06/27/07                                      188             188
  Morgan Stanley, Ser 2003-NC10,
    Cl M1 (D)
      6.000%, 06/27/07                                      573             574
  New Century Home Equity Loan
    Trust, Ser 2004-A, Cl AII3 (D)
      4.450%, 06/01/07                                      560             556
  New Century Home Equity Loan
    Trust, Ser 2005-A, Cl A2 (G)
      4.461%, 06/25/07                                    1,315           1,304
  Nomura Asset Acceptance,
    Ser 2004-R1, Cl A1 (F)
      6.500%, 03/25/34                                      360             365
  Nomura Asset Acceptance,
    Ser 2004-R2, Cl A1 (D) (F)
      6.500%, 10/25/34                                      436             441
  Nomura Asset Acceptance,
    Ser 2007-1, Cl 1A1A (G)
      5.995%, 06/09/07                                    1,402           1,402
  Option One Mortgage Loan Trust,
    Ser 2003-5, Cl M1 (D)
      5.970%, 06/23/07                                      373             374
  Option One Mortgage Loan Trust,
    Ser 2006-1, Cl M10 (D) (F)
      7.820%, 06/27/07                                       60              53
  Option One Mortgage Loan Trust,
    Ser 2006-1, Cl M11 (D) (F)
      7.820%, 06/27/07                                      140             108
  Ownit Mortgage Loan, Ser 2006-1,
    Cl AF1 (G)
      5.424%, 12/25/36                                    1,023           1,018
  Renaissance Home Equity Loan
    Trust, Ser 2004-2, Cl AF3 (G)
      4.464%, 07/25/34                                      186             185
  Residential Accredit Loans,
    Ser 2005-Q05, Cl M3 (D)
      6.120%, 06/25/07                                      399             398

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Residential Accredit Loans,
    Ser 2005-QA3, Cl NB2 (D)
      5.248%, 06/25/07                            $       1,541   $       1,539
  Residential Accredit Loans,
    Ser 2006-Q01, Cl 2A3 (D)
      5.720%, 06/27/07                                      339             339
  Residential Asset Mortgage Products,
    Ser 2003-RS11, Cl MII1 (D)
      6.050%, 06/25/07                                       54              54
  Residential Asset Mortgage Products,
    Ser 2006-RZ1, Cl A1 (D) (K)
      5.400%, 06/27/07                                    2,985           2,985
  Residential Asset Securities,
    Ser 2005-KS11, Cl AI1 (D)
      5.400%, 06/27/07                                      581             581
  Residential Asset Securities,
    Ser 2006-EMX2, Cl A1 (D)
      5.400%, 06/27/07                                      910             911
  Residential Asset Securities,
    Ser 2006-KS2, Cl A1 (D)
      5.390%, 06/27/07                                    1,283           1,283
  Residential Asset Securitization Trust,
    Ser 2004-IP2, Cl 3A1 (D)
      5.275%, 06/25/07                                    1,527           1,518
  Resmae Mortgage Loan Trust,
    Ser 2006-1, Cl A2A (D) (F)
      5.420%, 06/25/07                                    1,169           1,169
  Resmae Mortgage Loan Trust,
    Ser 2006-1, Cl A2B (D) (F)
      5.470%, 06/25/07                                    1,400           1,400
  SB Finance NIM Trust,
    Ser 2006-KS4N, Cl N1 (F)
      7.500%, 06/25/36                                       76              75
  Sharps SP I LLC NIM Trust,
    Ser 2005-HE3N, Cl N (F)
      5.000%, 05/25/35                                       97              95
  Structured Adjustable Rate Mortgage
    Loan, Ser 2005-16 XS, Cl M2 (D)
      6.220%, 06/25/07                                      200             198
  Structured Asset Investment Loan
    Trust, Ser 2003-BC4, Cl M2
      8.320%, 06/25/07                                      278             279
  Structured Asset Investment Loan
    Trust, Ser 2005-1, Cl A4 (D) (F)
      5.550%, 06/25/07                                      221             221
  Structured Asset Investment Loan
    Trust, Ser 2005-8, Cl A2 (D)
      5.450%, 06/25/07                                      191             191
  Structured Asset Securities,
    Ser 2005-WF1, Cl A2 (D)
      5.520%, 06/25/07                                      227             227


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           123

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Terwin Mortgage Trust, Ser 2006-5,
    Cl 1A2A (D) (F) (K)
      5.410%, 06/26/07                            $       3,056   $       3,055
  Terwin Mortgage Trust, Ser 2006-6,
    Cl 2A1 (D)
      4.500%, 06/25/36                                      444             439
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-HY4, Cl 1A1
      5.575%, 06/01/07                                    2,886           2,859
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-HY6, Cl HY6
      5.707%, 06/25/37                                    1,000           1,000
  Wells Fargo Mortgage Backed
    Securities Trust, Ser 2004-I,
    Cl B1 (D)
      5.371%, 06/01/07                                      216             217
                                                                  --------------
Total Asset-Backed Securities
  (Cost $86,473) ($ Thousands)                                           86,429
                                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.7%
  FHLMC (A) (H)
      5.249%, 11/09/07                                    5,975           5,839
  FHLMC CMO STRIPS, Ser 232,
    Cl IO, IO
      5.000%, 08/01/35                                    5,907           1,491
  FHLMC CMO STRIPS, Ser 233,
    Cl 12, IO
      5.000%, 09/15/35                                    1,360             342
  FNMA
      5.235%, 07/02/07 (A) (H)                              175             174
      5.204%, 06/27/07 (A) (H)                              475             473
      4.680%, 06/01/07 (H)                                   25              25
  FNMA CMO STRIPS, Ser 10,
    Cl FD (D)
      5.670%, 06/25/07                                    1,605           1,609
  FNMA CMO STRIPS, Ser 359,
    Cl 6, IO
      5.000%, 11/01/35                                      491             123
  FNMA CMO STRIPS, Ser 360,
    Cl 2, IO
      5.000%, 08/01/35                                    8,590           2,179
  FNMA CMO STRIPS, Ser 377,
    Cl 2, IO (A)
      5.000%, 10/01/36                                    1,058             275
                                                                  --------------
Total U.S. Government Agency Obligations
  (Cost $12,291) ($ Thousands)                                           12,530
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                            Shares     ($ Thousands)
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%

BRAZIL -- 0.1%
  Petroleo Brasileiro                                    33,100   $         793
  Usinas Siderurgicas de
    Minas Gerais, Cl A                                   29,000           1,622
                                                                  --------------
                                                                          2,415
                                                                  --------------
GERMANY -- 0.1%
  Porsche                                                 1,042           1,842
  Volkswagen                                              1,122             111
                                                                  --------------
                                                                          1,953
                                                                  --------------
ITALY -- 0.2%
  Istituto Finanziario Industriale                       70,300           2,841
                                                                  --------------
SOUTH KOREA -- 0.1%
  Samsung Electronics                                     1,400             633
                                                                  --------------
Total Preferred Stock
  (Cost $5,381) ($ Thousands)                                             7,842
                                                                  --------------
EQUITY LINKED WARRANT -- 0.3%

TAIWAN -- 0.3%
  HON HAI Precision Industry*                               702           4,950
                                                                  --------------
Total Equity Linked Warrant
  (Cost $3,325) ($ Thousands)                                             4,950
                                                                  --------------
EXCHANGE TRADED FUND -- 0.0%
  iShares MSCI EAFE Index Fund*                             400              32
                                                                  --------------
Total Exchange Traded Fund
  (Cost $32) ($ Thousands)                                                   32
                                                                  --------------
CASH EQUIVALENTS -- 9.3%
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%**++                                 26,722,074          26,722
  SEI Liquidity Fund,
    L.P., 5.490% (C)**++                            140,322,602         140,323
                                                                  --------------
Total Cash Equivalents
  (Cost $167,045) ($ Thousands)                                         167,045
                                                                  --------------




--------------------------------------------------------------------------------
124           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
TIME DEPOSITS -- 2.8%
  Brown Brothers Harriman
      7.750%, 06/01/07                     ZAR              294   $          41
      6.950%, 06/01/07                     NZD               19              14
      5.408%, 06/01/07                     AUD              134             111
      4.770%, 06/01/07                                   44,502          44,502
      4.760%, 06/01/07                     GBP              504             997
      3.350%, 06/01/07                     CAD              106              99
      3.250%, 06/01/07                     HKD            1,735             222
      3.150%, 06/01/07                     NOK                4               1
      3.030%, 06/01/07                     EUR              300             404
      3.000%, 06/01/07                     DKK            6,299           1,138
      2.350%, 06/01/07                     SEK              450              65
      1.293%, 06/01/07                     CHF            1,245           1,016
      1.150%, 06/01/07                     SGD              136              89
      0.100%, 06/01/07                     JPY          243,488           1,999
                                                                  --------------
Total Time Deposits
  (Cost $50,698) ($ Thousands)                                           50,698
                                                                  --------------
COMMERCIAL PAPER (C) (E) -- 2.1%
  KKR Pacific Funding Trust
      5.310%, 06/15/07                            $       9,407           9,387
  OCALA Funding LLC
      5.310%, 06/19/07                                    3,898           3,888
  Rhineland Funding Capital
      5.280%, 06/06/07                                    1,910           1,909
  Thornburg Mortgage Capital
    Resources
      5.290%, 06/07/07                                   10,394          10,385
  Valour Bay Capital LLC
      5.320%, 06/11/07                                    4,242           4,236
      5.320%, 06/13/07                                    7,796           7,782
                                                                  --------------
Total Commercial Paper
  (Cost $37,587) ($ Thousands)                                           37,587
                                                                  --------------
U.S. TREASURY OBLIGATIONS (E) -- 0.9%
  U.S. Treasury Bills
      4.833%, 06/14/07 (A)                                  450             449
      4.813%, 08/23/07 (A)                                3,158           3,125
      4.440%, 06/21/07                                    2,820           2,813
      3.330%, 07/26/07                                    5,300           5,263
  U.S. Treasury Inflationary Index Notes
      3.875%, 04/15/29                                      874           1,073
      2.375%, 04/15/11 (B)                                3,960           3,938
                                                                  --------------
Total U.S. Treasury Obligations
  (Cost $16,679) ($ Thousands)                                           16,661
                                                                  --------------

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (C) -- 0.4%
  Barclays Bank
      5.440%, 06/11/07 (D)                        $       2,599   $       2,599
  CC USA (F)
      5.520%, 06/18/07                                    5,197           5,197
                                                                  --------------
Total Certificates of Deposit
  (Cost $7,796) ($ Thousands)                                             7,796
                                                                  --------------
MASTER NOTE (C) (E) -- 0.3%
  Bear Stearns
      5.430%, 06/01/07                                    5,197           5,197
                                                                  --------------
Total Master Note
  (Cost $5,197) ($ Thousands)                                             5,197
                                                                  --------------
REPURCHASE AGREEMENTS (C) (J) -- 3.6%
  Barclays Capital
    5.280%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $1,791,559
    (collateralized by a U.S. Government
    obligation, par value $1,827,312,
    0.000%, 06/01/07, total market
    value $1,827,129)                                     1,791           1,791
  Deutsche Bank
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $5,114,940
    (collateralized by U.S. Government
    obligations, ranging in par value
    $28,272-$1,683,871, 4.000%-
    6.000%, 02/01/08-11/04/20,
    total market value $5,216,490)                        5,114           5,114
  Lehman Brothers
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $57,176,884
    (collateralized by U.S. Government
    obligations, ranging in par value
    $12,078,294-$98,987,773, 3.875%-
    8.875%, 06/15/08-03/15/31,
    total market value $58,311,898)                      57,168          57,168
                                                                  --------------
Total Repurchase Agreements
  (Cost $64,073) ($ Thousands)                                           64,073
                                                                  --------------
Total Investments -- 126.1%
  (Cost $1,902,840) ($ Thousands)                                 $   2,258,074
                                                                  ==============



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           125

SCHEDULE OF INVESTMENTS

May 31, 2007

A summary of the open futures contracts held by the Fund at May 31, 2007, is as follows (See Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                      NUMBER OF                   APPRECIATION/
     TYPE OF                          CONTRACTS     EXPIRATION   (DEPRECIATION)
    CONTRACT                         LONG (SHORT)      DATE       ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                             (52)        Mar-2008            $   34
90-Day Euro$                             (39)        Mar-2009                13
90-Day Euro$                             (35)        Mar-2010                 7
90-Day Euro$                             (23)        Mar-2011                (4)
90-Day Euro$                               4         Mar-2012                (3)
90-Day Euro$                             (42)        Jun-2007                32
90-Day Euro$                             (18)        Jun-2008                18
90-Day Euro$                              57         Jun-2009               (46)
90-Day Euro$                            (132)        Jun-2010                73
90-Day Euro$                              13         Jun-2011               (13)
90-Day Euro$                             (52)        Sep-2007                42
90-Day Euro$                             (52)        Sep-2008                25
90-Day Euro$                              57         Sep-2009                (6)
90-Day Euro$                             (39)        Sep-2010                 5
90-Day Euro$                              15         Sep-2011               (14)
90-Day Euro$                             (36)        Dec-2007                16
90-Day Euro$                            (214)        Dec-2008               122
90-Day Euro$                             (36)        Dec-2009                 7
90-Day Euro$                             (34)        Dec-2010                (1)
90-Day Euro$                               4         Dec-2011                (3)
Amsterdam Index                           46         Jun-2007               158
CAC40 10 Euro                            163         Jun-2007               269
DAX Index                                 46         Jun-2007             1,759
DJ Euro Stoxx 50 Index                   204         Jun-2007             1,401
FTSE 100 Index                           305         Jun-2007             2,175
Hang Seng Index                           25         Jun-2007                (6)
IBEX 35 Plus Index                        26         Jun-2007               195
MSCI Sing Index                           25         Jun-2007               (22)
Nikkei 225 Index                          26         Jun-2007                55
OMX Index                                387         Jun-2007                29
S&P/MIB Index                             24         Jun-2007               556
SPI 200 Index                             80         Jun-2007               651
Topix Index                              139         Jun-2007               751
U.S. 2 Year Treasury Note                 (5)        Sep-2007                 2
U.S. 5 Year Treasury Note                (55)        Sep-2007                 7
U.S. 10 Year Treasury Note               (47)        Sep-2007                 2
U.S. Long Treasury Bond                   (1)        Jun-2007                 3
U.S. Long Treasury Bond                  (17)        Sep-2007                --
                                                                         ------
                                                                         $8,289
                                                                         ======

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2007, is as follows (See Note 2 in Notes to Financials Statements):
--------------------------------------------------------------------------------
                                                                    UNREALIZED
                                 CURRENCY          CURRENCY        APPRECIATION
MATURITY                        TO DELIVER        TO RECEIVE      (DEPRECIATION)
  DATE                         (THOUSANDS)        (THOUSANDS)      ($ THOUSANDS)
--------------------------------------------------------------------------------
6/21/07                      AUD      20,099    EUR      12,297         $   (60)
6/21/07                      AUD      18,739    GBP       7,820             (31)
6/21/07                      CAD      39,593    USD      36,239            (822)
6/21/07                      EUR       5,811    AUD       9,541              68
6/21/07                      EUR       4,806    CHF       7,935              15
6/21/07                      EUR       8,098    USD      10,945              42
6/21/07                      GBP       4,326    AUD      10,425              67
6/21/07                      HKD      96,872    USD      12,394             (14)
6/21/07                      NZD       1,495    USD       1,088             (12)
6/21/07                      SGD      16,624    USD      10,913              28
6/21/07                      CHF       8,724    EUR       5,302               9
6/21/07                      MXP     128,719    USD      11,876             (93)
6/21/07                      ZAR      31,642    USD       4,468              28
6/21/07-6/25/07              USD      26,097    AUD      31,758             170
6/21/07-6/25/07              USD      91,394    GBP      46,359             291
6/21/07-6/25/07              USD       5,447    NOK      32,959              17
6/21/07-6/25/07              USD       3,926    SEK      26,856             (36)
6/21/07-8/21/07              NZD      30,443    JPY   2,411,000          (2,415)
6/21/07-8/21/07              JPY   3,854,000    NZD      47,039           2,683
6/21/07-9/21/07              USD      69,132    CHF      84,112            (219)
6/21/07-10/19/07             CHF      63,800    USD      52,598             202
6/21/07-10/19/07             GBP      12,554    JPY   2,881,000          (1,002)
6/21/07-10/19/07             USD      70,849    JPY   8,358,355          (1,783)
6/21/07-10/19/07             GBP      18,661    CHF      44,200            (644)
6/21/07-11/21/07             CHF      68,500    GBP      28,766             610
6/21/07-11/21/07             JPY   5,763,000    GBP      24,920           1,485
6/21/07-11/21/07             JPY   8,677,000    USD      73,647           1,728

--------------------------------------------------------------------------------
                                                                    UNREALIZED
                                 CURRENCY          CURRENCY        APPRECIATION
MATURITY                        TO DELIVER        TO RECEIVE      (DEPRECIATION)
  DATE                          (THOUSANDS)       (THOUSANDS)      ($ THOUSANDS)
--------------------------------------------------------------------------------
6/25/07                      USD         866    DKK       4,786         $    --
6/25/07                      USD      40,174    EUR      29,810             (33)
6/25/07                      USD       1,948    HKD      15,228               2
6/25/07                      USD         176    NZD         241               2
6/25/07                      USD       1,230    SGD       1,871              (5)
9/21/07-10/19/07             CHF       9,300    NZD      10,741             147
9/21/07-11/21/07             JPY     717,000    AUD       7,540             222
10/19/07                     NZD       2,754    CHF       2,400             (28)
                                                                        -------
                                                                        $   619
                                                                        ========

A summary of outstanding swap agreements held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):

---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL RETURN SWAPS
---------------------------------------------------------------------------------------------------------------------
                                                                                                      NET UNREALIZED
                                                                                         NOTIONAL      APPRECIATION
                                                                           EXPIRATION     AMOUNT      (DEPRECIATION)
DESCRIPTION                                                                   DATE      (THOUSANDS)    ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
Delivers payment on the quarterly reset spread from Swiss Market Index plus 25 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period.
  (Counterparty: Bear Stearns)                                               01/17/08        10,700   CHF    $   453
Receive payment on the monthly reset spread from Banc of America --
  CMBS AAA10Yr Index plus 8 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Bank of America)                        07/31/07        25,000               42
Receive payment on the monthly reset spread from Banc of America -- CMBS
  AAA10Yr Index plus 8 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Bank of America)                        08/31/07         5,000                9
Receive payment on the monthly reset spread from Banc of America --
  CMBS AAA10Yr Index plus 5 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Bank of America)                        08/31/07         9,000               37
Receive payment on the monthly reset spread from Banc of America --
  CMBS AAA10Yr Index plus 7.5 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Bank of America)                        09/30/07        12,000               21
Receive payment on the monthly reset spread from Banc of America --
  CMBS AAA10Yr Index plus 20 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Goldman Sachs)                          10/31/07         5,000               14
Receive payment on the monthly reset spread from Banc of America --
  CMBS AAA10Yr Index plus 15 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Wachovia)                               08/31/07         7,000               37
Receive payment on the monthly reset spread from Banc of America --
  CMBS IG 10Yr Index plus 20 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Bank of America)                        10/31/07         5,000               (9)


--------------------------------------------------------------------------------
126           SEI Institutional Investments Trust / Annual Report / May 31, 2007

---------------------------------------------------------------------------------------------------------------------
                                                                                                      NET UNREALIZED
                                                                                          NOTIONAL     APPRECIATION
                                                                           EXPIRATION      AMOUNT     (DEPRECIATION)
DESCRIPTION                                                                   DATE      (THOUSANDS)    ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
Receive payment on the monthly reset spread from Lehman Brothers -- CMBS
  AAA 8.5 Plus Index minus 5 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Wachovia)                               06/30/07         5,000          $     2
Receive payment on the monthly reset spread from Lehman Brothers -- CMBS
  AAA 8.5 Plus Index plus 17.5 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Wachovia)                          10/31/07         6,000                9
Receive payment on the monthly reset spread from Lehman Brothers -- CMBS
  AAA 8.5 Plus Index plus 20 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Wachovia)                          10/31/07         6,000                4
Receive payment on the monthly reset spread from Lehman Brothers -- CMBS
  AAA 10YR Index plus 5 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over
  the payment period. (Counterparty: Wachovia)                               08/31/07        13,000                9
Delivers payment on the quarterly reset spread from MSCI EAFE Index minus 20 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the
  payment period. (Counterparty: Bear Stearns)                               03/24/08        16,017            1,143
Delivers payment on the quarterly reset spread from MSCI Japan Net Index plus 20 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period.
  (Counterparty: Goldman Sachs)                                              03/24/08        15,200             (401)
                                                                                                             -------
                                                                                                             $ 1,370
                                                                                                             =======

---------------------------------------------------------------------------------------------------------------------
                                                 CREDIT DEFAULT SWAPS
---------------------------------------------------------------------------------------------------------------------
Fund receives monthly payment of 0.5400% (6.480% per annum) times the notional amount of the ABX.HE.A 06-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Bank of America)                    07/25/45         6,000          $   (88)
Fund receives monthly payment of 0.5400% (6.480% per annum) times the notional amount of the ABX.HE.A 06-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: JPMorgan Chase)                     07/25/45         6,500             (104)
Fund receives monthly payment of 0.4400% (5.280% per annum) times the notional amount of the ABX.HE.A 06-2 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Bank of America)                    05/25/46         5,000             (145)
Fund receives monthly payment of 0.6400% (7.680% per annum) times the notional amount of the ABX.HE.A 07-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Bank of America)                    08/25/37           500               17
Fund receives monthly payment of 0.6400% (7.680% per annum) times the notional amount of the ABX.HE.A 07-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Merrill Lynch)                      08/25/37           500               (2)
Fund pays quarterly payment of 0.3200% (1.280% per annum) times the notional amount of Alcan, Inc., 4.875%, 09/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        03/20/14           650                4
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of Alcan, Inc., 4.875%, 09/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/13           750                2

---------------------------------------------------------------------------------------------------------------------
                                                                                                      NET UNREALIZED
                                                                                          NOTIONAL     APPRECIATION
                                                                           EXPIRATION      AMOUNT     (DEPRECIATION)
DESCRIPTION                                                                   DATE      (THOUSANDS)    ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.4400% (1.760% per annum) times the notional amount of Autozone, Inc., 5.875%, 10/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11           750          $    (7)
Fund pays quarterly payment of 0.5500% (2.200% per annum) times the notional amount of Black & Decker Corp., 7.125%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11           750               (4)
Fund pays quarterly payment of 0.2000% (0.800% per annum) times the notional amount of Campbell Soup Co., 4.875%, 10/01/13. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        06/20/14         1,075               (2)
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG., Series 7 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  obligation. (Counterparty: Bank of America)                                12/20/11        13,800               96
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined obligation.
  (Counterparty: Bank of America)                                            12/20/11           925                2
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined obligation.
  (Counterparty: Bank of America)                                            12/20/11           600                1
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined obligation.
  (Counterparty: Bank of America)                                            12/20/11           750               --
Fund pays quarterly payment of 0.4450% (1.780% per annum) times the notional amount of Darden Restaurants, Inc., 7.125%, 02/01/16. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11           750               (1)
Fund pays quarterly payment of 0.3700% (1.480% per annum) times the notional amount of Johnson Controls, Inc., 7.125%, 07/15/17. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13           750              (10)
Fund pays quarterly payment of 0.4250% (1.700% per annum) times the notional amount of Eastman Chemical Co., 7.600%, 02/01/27. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11           750               (3)
Fund pays quarterly payment of 1.1800% (4.720% per annum) times the notional amount of Gap, Inc., 8.800%, 12/15/08. Upon a defined credit event, Fund will receive the notional amount and deliver the defined
  obligation. (Counterparty: Bank of America)                                12/20/11           750              (12)
Fund pays quarterly payment of 0.3900% (1.560% per annum) times the notional amount of Johnson Controls, Inc., 7.125%, 07/15/17. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13           750               (6)
Fund pays quarterly payment of 0.4750% (1.900% per annum) times the notional amount of Ltd. Brands, Inc., 6.125%, 12/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11           750               (1)
Fund pays quarterly payment of 0.7300% (2.920% per annum) times the notional amount of Masco Corp., 5.875%, 07/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/13           750               (3)
Fund pays quarterly payment of 0.4750% (1.900% per annum) times the notional amount of MeadWestvaco, 6.850%, 04/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11           750               --

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           127

SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)
May 31, 2007

---------------------------------------------------------------------------------------------------------------------
                                                                                                      NET UNREALIZED
                                                                                          NOTIONAL     APPRECIATION
                                                                           EXPIRATION      AMOUNT     (DEPRECIATION)
DESCRIPTION                                                                   DATE      (THOUSANDS)    ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of MGIC Investment Corp., 6.000%, 11/01/15. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13           750          $     1
Fund pays quarterly payment of 0.2200% (0.880% per annum) times the notional amount of Nucor Corp., 4.875%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11           750               (3)
Fund pays quarterly payment of 0.1400% (0.560% per annum) times the notional amount of Pitney Bowes, Inc., 4.625%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11         1,600                2
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of PMI Group, Inc., 6.000%, 09/15/16. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/13           750                7
Fund pays quarterly payment of 0.3900% (1.760% per annum) times the notional amount of Radian Group, Inc., 7.750%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13           750                8
Fund pays quarterly payment of 0.1900% (0.760% per annum) times the notional amount of TJX Cos, Inc., 7.450%, 12/15/09. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11           750                4
Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Weyerhaeuser, Co., 6.750%, 03/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11           750               (3)
Fund receives monthly payment of 0.5400% (6.480% per annum) times the notional amount of the ABX.HE.A 06-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Bear Stearns)                       07/25/45         1,875               10
Fund pays quarterly payment of 0.3400% (1.360% per annum) times the notional amount of Agrium, Inc., 8.250%, 02/15/11. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11           750               (4)
Fund pays quarterly payment of 0.4600% (1.840% per annum) times the notional amount of Autozone, Inc., 5.875%, 10/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11           750               (7)
Fund pays quarterly payment of 0.5500% (2.200% per annum) times the notional amount of Black & Decker Corp., 7.125%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/11           750               (4)
Fund pays quarterly payment of 0.2150% (0.860% per annum) times the notional amount of Carnival Corp., 6.650%, 01/15/28. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         06/20/12           600               (1)
Fund pays quarterly payment of 0.2600% (1.040% per annum) times the notional amount of Dow Chemical Co., 6.000%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/13           750                3
Fund pays quarterly payment of 1.1800% (4.720% per annum) times the notional amount of Gap, Inc., 8.800%, 12/15/08. Upon a defined credit event, Fund will receive the notional amount and deliver the defined
  obligation. (Counterparty: JPMorgan Chase)                                 12/20/11           750              (12)
Fund pays quarterly payment of 0.3900% (1.560% per annum) times the notional amount of Hasbro, Inc., 2.750%, 12/01/21. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11           750                7

---------------------------------------------------------------------------------------------------------------------
                                                                                                      NET UNREALIZED
                                                                                          NOTIONAL     APPRECIATION
                                                                           EXPIRATION      AMOUNT     (DEPRECIATION)
DESCRIPTION                                                                   DATE      (THOUSANDS)    ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.7700% (3.080% per annum) times the notional amount of Jones Apparel Group, Inc., 5.125%, 11/15/14. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/11           750          $     3
Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Lubrizol Corp., 7.250%, 06/15/25. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11           750               (3)
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of MGIC Investment Corp., 6.000%, 03/15/07. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/13           750                1
Fund pays quarterly payment of 0.2800% (1.120% per annum) times the notional amount of Nordstrom, Inc., 6.950%, 03/15/28. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/13           750               (1)
Fund pays quarterly payment of 0.2200% (0.880% per annum) times the notional amount of Nucor Corp., 4.875%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11           750               (3)
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of PMI Group, Inc., 6.000%, 09/15/16. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/13           750                7
Fund pays quarterly payment of 0.2000% (0.800% per annum) times the notional amount of PPG Industries, Inc., 7.050%, 08/15/09. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/11           750               --
Fund pays quarterly payment of 0.3900% (1.560% per annum) times the notional amount of Radian Group, Inc., 7.750%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/13           750               (4)
Fund pays quarterly payment of 0.2700% (1.080% per annum) times the notional amount of Southwest Airlines Co., 6.500%, 03/01/12. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/11           750                2
Fund pays quarterly payment of 0.3200% (1.280% per annum) times the notional amount of Washington Mutual Co., 5.250%, 09/15/17. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             03/20/12           700               (1)
Fund receives monthly payment of 0.5400% (6.480% per annum) times the notional amount of the ABX.HE.A 06-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Merrill Lynch)                      07/25/45         2,500                9
Fund receives monthly payment of 0.6400% (7.680% per annum) times the notional amount of the ABX.HE.A 07-1 Index. Upon a defined credit event, Fund will deliver the notional amount and takes receipt of the
  defined deliverable obligation. (Counterparty: Merrill Lynch)              08/25/37         1,000                5
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event, Fund will deliver the notional amount and takes receipt of the defined
  obligation. (Counterparty: Merrill Lynch)                                  12/20/11           650                5
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG., Index. Upon a defined credit event,
  Fund will deliver the notional amount and takes receipt of the defined
  obligation. (Counterparty: Merrill Lynch)                                  12/20/11        13,800               96
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event, Fund will deliver the notional amount and takes receipt of the defined
  obligation. (Counterparty: Merrill Lynch)                                  12/20/11         3,850               28

--------------------------------------------------------------------------------
128           SEI Institutional Investments Trust / Annual Report / May 31, 2007

---------------------------------------------------------------------------------------------------------------------
                                                                                                      NET UNREALIZED
                                                                                          NOTIONAL     APPRECIATION
                                                                           EXPIRATION      AMOUNT     (DEPRECIATION)
DESCRIPTION                                                                   DATE      (THOUSANDS)    ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
Fund receives quarterly payment of 0.4400% (1.760% per annum) times the notional amount of Dow Chemical Co., 6.000%, 10/01/12. Upon a defined credit event, Fund will deliver the notional amount and takes receipt
  of the defined obligation. (Counterparty: Merrill Lynch)                   12/20/11         1,500          $   (15)
Fund pays quarterly payment of 0.2500% (1.000% per annum) times the notional amount of Dow Chemical Co., 6.000%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                          12/20/13           750                3
Fund pays quarterly payment of 0.1300% (0.520% per annum) times the notional amount of Lowe's Cos., 8.250%, 06/01/10. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                          12/20/11           750                1
Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Lubrizol Corp., 7.250%, 06/15/25. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                          12/20/11           750               (3)
Fund pays quarterly payment of 0.9000% (3.600% per annum) times the notional amount of MDC Holdings, Inc., 5.500%, 05/15/13. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Merrill Lynch)              12/20/11           750               (7)
Fund pays quarterly payment of 0.2800% (1.120% per annum) times the notional amount of Nordstrom, Inc., 6.950%, 03/15/28. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                          12/20/13           750               (1)
Fund pays quarterly payment of 0.6900% (2.760% per annum) times the notional amount of RR Donnelly & Sons Co., 4.950%, 04/01/14. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Merrill Lynch)              12/20/11           750               (1)
Fund pays quarterly payment of 0.2700% (1.080% per annum) times the notional amount of Southwest Airlines Co., 6.500%, 03/01/12. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Merrill Lynch)              12/20/11           750                2
Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Weyerhaeuser, Co., 6.750%, 03/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                          03/20/12           750               (2)
Fund pays quarterly payment of 0.3380% (1.352% per annum) times the notional amount of Whirlpool Corp., 7.750%, 07/15/16. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11           750               --
                                                                                                             -------
                                                                                                             $  (137)
                                                                                                             =======

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $1,790,634 ($ Thousands).

*     Non-Income Producing Security

**    Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investments Trust

++    Affiliated security

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at May 31, 2007 (See Note 9). The total value of securities on loan at May 31, 2007 was $353,477 ($ Thousands).

(C) This security was purchased with cash collateral held from securities lending (See Note 9). The total value of such securities as of May 31, 2007 was $359,644 ($ Thousands).

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The date reported on the Schedule of Investments is the next reset date.

(E)   The rate reported is the effective yield at time of purchase.


--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------
(F) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(G) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on May 31, 2007. The coupon on a step bond changes on a specified date.

(H) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(I) Security, or portion of this security, has been pledged as collateral on open swap contracts. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(J)   Tri-Party Repurchase Agreement.

(K) Security, or a poriton of this security, has been pledged as collateral on reverse repurchase agreements.

(L) Security fair valued using methods determined in good faith by the valuation committee of the Board of Trustees. The total value of such securities as of May 31, 2007 was $749 ($Thousands) and represented 0.00% of Net Assets.

ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortage
AUD -- Australian Dollar
CAD -- Canadian Dollar
CHF -- Swiss Franc
Cl -- Class
CMO -- Collateralized Mortgage Obligation
DKK -- Danish Krone
EUR -- Euro
EXL -- Extendable Maturity
FDR -- Fiduciary Depositary Receipt
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
GDR -- Global Depositary Receipt
GNMA -- Government National Mortgage Association
HKD -- Hong Kong Dollar
IO -- Interest Only -- Face Amount Represents Notional Amount
JPY -- Japanese Yen
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
MXP -- Mexican Peso
NIM -- Net Interest Margin
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
SDR -- Swedish Depository Receipt
SEK -- Swedish Krona
Ser -- Series
SGD -- Singapore Dollar
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
USD -- U.S. Dollar
ZAR -- South African Rand

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           129

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

23.3%    Financials
 9.1%    Materials
 8.9%    Consumer Discretionary
 8.7%    Industrials
 6.9%    Short-Term Investments
 6.3%    Energy
 5.7%    U.S. Government Agency Mortgage-Backed Obligations
 5.4%    Telecommunication Services
 5.1%    Information Technology
 5.1%    Asset-Backed Securities
 3.9%    Consumer Staples
 3.6%    Utilities
 3.4%    Health Care
 2.1%    Time Deposits
 0.7%    Commercial Paper
 0.7%    U.S. Government Agency Obligations
 0.6%    U.S. Treasury Obligations
 0.2%    Equity-Linked Warrants
 0.2%    Certificates of Deposit
 0.1%    Master Note
 0.0%    Exchanged Traded Funds
 0.0%    Rights

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 82.5%

ARGENTINA -- 0.0%
   MetroGas ADR*                                          3,000   $          14
   Telecom Argentina, Ser B ADR                          10,700             304
   Telefonica de Argentina*                                 400               8
                                                                  --------------
                                                                            326
                                                                  --------------
AUSTRALIA -- 3.8%
   Adelaide Brighton                                     27,000              82
   Amcor                                                107,589             662
   AMP                                                  425,400           3,560
   Australia & New Zealand
     Banking Group                                       93,083           2,222
   Australian Infrastructure Fund                       204,700             505
   Australian Stock Exchange                              8,400             338
   BHP Billiton                                         107,953           2,817
   BlueScope Steel                                      148,000           1,356
   Boral                                                 64,400             470
   Brambles (B)*                                         65,335             691
   Brambles*                                             39,540             419
   Caltex Australia                                      26,737             566
   Challenger Financial Services
     Group (B)                                          340,507           1,663
   Cochlear                                               2,441             126
   Coles Myer                                             2,900              40
   Commonwealth Bank of Australia                        39,130           1,794
   CSL                                                   21,444           1,583
   Downer EDI                                           142,894             883
   Felix Resources                                        5,600              26
   Foster's Group                                       138,200             727
   Goodman Fielder                                      352,982             745
   GPT Group                                             16,878              72
   GUD Holdings                                          57,000             430
   Independence Group                                     4,600              31

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
   ING Industrial Fund (B)                              218,881   $         440
   Insurance Australia Group                             40,200             199
   John Fairfax Holdings                                155,800             628
   Jubilee Mines                                        132,400           1,907
   Leighton Holdings                                     37,000           1,363
   Lend Lease                                            27,239             449
   Macquarie Airports (B)                               934,693           3,218
   Macquarie Bank                                        15,800           1,146
   Macquarie Infrastructure Group                       998,323           3,057
   Metcash                                              287,200           1,229
   MFS                                                  122,200             640
   Minara Resources                                     355,900           2,424
   Mincor Resources                                       9,400              32
   Mirvac Group                                          33,026             157
   Multiplex Group                                      245,300             999
   National Australia Bank                              113,379           3,992
   Newcrest Mining                                       40,900             745
   OneSteel                                              32,000             175
   Origin Energy                                          1,000               7
   Pacific Brands                                     1,006,327           2,882
   PaperlinX                                            409,900           1,401
   Peptech                                              217,300             274
   Perilya                                                6,000              21
   Port Bouvard                                          13,800              26
   Portman                                                7,000              43
   Qantas Airways (B)                                   208,789             985
   QBE Insurance Group (B)                              343,939           8,887
   Rinker Group                                          23,101             367
   Rio Tinto                                             10,500             830
   Sally Malay Mining                                     5,500              22
   Santos                                                53,449             593
   Seven Network                                         71,900             683
   Sims Group                                             7,542             170
   Sonic Healthcare                                       6,647              80
   Southern Cross Broadcasting Australia                 31,000             431
   Specialty Fashion Group                              226,400             286
   St George Bank                                         3,500             108
   TABCORP Holdings                                      26,400             388
   Tattersall's                                         179,300             706
   Telstra (B)                                          250,940           1,009
   Telstra (Installment Receipts)                       913,900           2,564
   Toll Holdings                                         45,045             861
   West Australian Newspapers Holdings                   90,800           1,086
   Westfield Group                                       22,700             403
   Westpac Banking                                       79,038           1,705
   Woolworths                                           162,286           3,695
   WorleyParsons                                         40,165             990
   Zinifex                                              142,500           2,076
                                                                  --------------
                                                                         78,187
                                                                  --------------



--------------------------------------------------------------------------------
130           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
AUSTRIA -- 0.3%
   Andritz                                                  162   $          11
   Conwert Immobilien Invest*                               209               4
   IMMOFINANZ*                                           37,792             610
   OMV (B)                                               28,400           1,885
   Raiffeisen International Bank
     Holding (B)                                          2,869             449
   Telekom Austria (B)                                   51,500           1,410
   Voestalpine (B)                                       36,223           2,630
                                                                  --------------
                                                                          6,999
                                                                  --------------
BELGIUM -- 0.9%
   AGFA-Gevaert                                           9,603             251
   Belgacom (B)                                          25,603           1,165
   Compagnie Maritime Belge                              21,204           1,618
   Cumerio                                               16,400             551
   D'ieteren                                                 53              24
   Delhaize Group                                         7,100             678
   Dexia (B)                                             40,005           1,285
   Fortis                                               137,834           5,727
   Fortis (Netherlands Line)                             68,261           2,838
   Gimv                                                   7,100             511
   InBev                                                  7,543             636
   KBC Groep                                              4,200             580
   Solvay                                                 8,500           1,357
   UCB                                                   14,810             866
                                                                  --------------
                                                                         18,087
                                                                  --------------
BERMUDA -- 0.0%
   Frontline                                             19,000             884
                                                                  --------------
BRAZIL -- 1.0%
   Banco Bradesco ADR (B)                               131,899           3,349
   Banco do Brasil                                       11,600             478
   Banestes-Banco do Estado do
     Espirito Santo                                     144,400              78
   Cia Brasileira de Distribuicao Grupo
     Pao de Acucar ADR (B)                               61,087           2,060
   Cia de Saneamento Basico do
     Estado de Sao Paulo                              3,692,000             597
   Cia Petroquimica do Sul                               10,500             195
   Cia Vale do Rio Doce ADR                              84,295           3,831
   Gerdau ADR (B)                                        53,325           1,213
   Localiza Rent A CAR                                   87,900             991
   Petroleo Brasileiro ADR                                3,024             327
   Santos-Brasil                                         65,276             911
   Tim Participacoes ADR (B)                             82,357           3,014
   Uniao de Bancos Brasileiros                            2,800              31
   Uniao de Bancos Brasileiros ADR                       33,930           3,811
                                                                  --------------
                                                                         20,886
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
CANADA -- 4.8%
   Agrium                                                 5,789   $         223
   Alcan                                                 48,960           4,218
   Algoma Steel                                           6,300             330
   Angiotech Pharmaceuticals                                330               2
   ARC Energy Trust                                       8,100             173
   Aspreva Pharmaceuticals                                3,000              61
   Atco                                                   5,600             290
   AUR Resources                                          8,500             237
   Bank of Montreal                                      26,000           1,731
   Bank of Nova Scotia                                   57,800           2,909
   Barrick Gold                                          55,200           1,606
   Barrick Gold (USD)                                    18,900             551
   Biovail                                               52,400           1,274
   BPO Properties                                         2,300             151
   CAE                                                   58,200             753
   Cameco                                                58,769           3,047
   Canaccord Capital                                     22,600             470
   Canadian Imperial Bank of Commerce                    25,900           2,487
   Canadian National Railway (B)                          9,700             529
   Canadian Natural Resources                            54,000           3,591
   Canadian Utilities                                    10,356             482
   Canetic Resources Trust                               16,300             257
   CGI Group, Cl A                                      308,080           3,328
   CI Financial Income Fund                              22,040             608
   Cognos                                                25,200           1,005
   Denison Mines*                                        57,800             753
   Dorel Industries, Cl B                                24,600             794
   Dundee                                                   500              29
   Eastern Platinum                                     433,500           1,006
   EnCana                                                66,100           4,050
   Ensign Resource Service Group                         15,000             311
   Fairfax Financial Holdings                            10,300           2,081
   Finning International                                 36,400           1,032
   Flint Energy Services                                  3,400              86
   Gerdau Ameristeel                                     25,200             390
   Gildan Activewear                                     10,000             348
   Husky Energy                                          36,900           3,077
   Inmet Mining                                           4,600             328
   IPSCO                                                      1              --
   Kinross Gold                                         253,850           3,388
   Legacy Hotels+                                         8,700             113
   Linamar                                                4,200              76
   Manulife Financial                                    21,000             783
   Methanex                                              35,010             914
   MI Developments, Class A                               4,700             182
   National Bank of Canada                               43,009           2,617
   Nexen                                                 45,480           1,362
   Nortel Networks                                       25,120             653
   Northbridge Financial                                     57               2
   Nova Chemicals                                        20,000             713
   Open Text                                             23,800             541

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           131

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Petro-Canada                                           51,000   $       2,575
  Pinetree Capital                                      113,900           1,209
  Potash Saskatchewan                                    73,800           5,237
  Power Corp of Canada                                   57,600           2,147
  Power Financial                                        17,950             689
  PrimeWest Energy Trust                                 27,202             573
  QLT                                                     7,500              55
  Research In Motion                                     36,030           5,980
  Rogers Communications, Cl B                           125,640           5,212
  Royal Bank of Canada                                   83,280           4,540
  Saputo                                                  8,499             335
  Sherritt International                                 59,700             869
  Shoppers Drug Mart                                      5,800             274
  Sun Life Financial                                     81,125           3,833
  Suncor Energy                                          13,600           1,182
  Talisman Energy                                        41,800             845
  Teck Cominco, Cl B                                     57,800           2,444
  TELUS                                                  32,594           1,964
  Tesco                                                   3,000              93
  Toronto-Dominion Bank                                  15,700           1,085
  Transcontinental                                        7,340             146
  Yellow Pages Income Fund                               94,411           1,287
                                                                  --------------
                                                                         98,516
                                                                  --------------
CHILE -- 0.2%
  A.F.P. Provida ADR                                      2,800              81
  Cervecerias Unidas ADR                                  2,200              76
  Cia Cervecerias Unidas ADR                              5,500             191
  Embotelladora Andina ADR                                  600              12
  Empresa Nacional de
    Electricidad ADR                                     73,000           3,402
  Enersis ADR                                            22,500             413
  Lan Airlines ADR                                        4,700             378
                                                                  --------------
                                                                          4,553
                                                                  --------------
CHINA -- 1.2%
  China Construction Bank                               859,000             515
  China International Marine Containers                 109,500             297
  China Petroleum & Chemical, Cl H                    6,450,000           7,201
  China Shipping Container Lines                        631,000             373
  China Shipping Development                          1,444,000           2,825
  China Telecom                                       5,119,000           2,753
  Dongfeng Motor Group                                  262,000             134
  Great Wall Motor                                      210,000             278
  Great Wall Technology                                 114,000              52
  Guangdong Electric Power
    Development                                         247,600             235
  Hangzhou Steam Turbine*                                 3,000               9
  Harbin Power Equipment                                210,000             259
  Huadian Power International                           432,000             227
  Huaneng Power International                           342,000             352
  Industrial & Commercial
    Bank of China, Cl H                               1,358,000             711

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Jiangxi Copper                                         99,000   $         158
  Lenovo Group                                          588,000             294
  PetroChina, Cl H                                    2,602,000           3,405
  PICC Property & Casualty                              514,000             318
  Shanghai Electric Group                                96,000              41
  Weiqiao Textile                                       148,000             329
  Yanzhou Coal Mining                                 2,750,000           3,542
                                                                  --------------
                                                                         24,308
                                                                  --------------
COLOMBIA -- 0.1%
  BanColombia ADR                                        61,651           1,727
                                                                  --------------
CZECH REPUBLIC -- 0.1%
  CEZ                                                    51,407           2,625
  Telefonica O2 Czech Republic                           11,000             319
  Unipetrol*                                              7,941             104
                                                                  --------------
                                                                          3,048
                                                                  --------------
DENMARK -- 0.6%
  AP Moeller - Maersk                                       137           1,662
  Carlsberg, Cl B (B)                                    17,000           2,064
  Dampskibsselskabet Torm                                19,800             783
  Danske Bank                                            61,546           2,682
  East Asiatic (B)                                        7,125             400
  H Lundbeck                                              6,795             170
  Jyske Bank*                                             4,000             306
  Novo-Nordisk, Cl B                                     19,600           2,064
  Sydbank                                                 1,700              92
  Topdanmark*                                               675             125
  Vestas Wind Systems                                    27,500           1,933
                                                                  --------------
                                                                         12,281
                                                                  --------------
EGYPT -- 0.0%
  Egyptian International
    Pharmaceutical Industrial                            18,000              96
  Mobinil-Egyptian Mobile Services                        5,893             174
  Orascom Telecom Holding                                 1,880              25
  Paints & Chemical Industry                              8,000              78
  Suez Cement                                             2,000              20
                                                                  --------------
                                                                            393
                                                                  --------------
FINLAND -- 1.0%
  Cargotec, Cl B                                          6,100             384
  Elisa, Cl A                                            28,080             811
  Kemira                                                 13,600             306
  Kemira GrowHow                                        130,600           2,109
  Konecranes                                              5,950             251
  M-real, Cl B                                          111,600             758
  Metso                                                  16,300             907
  Neste Oil (B)                                          39,131           1,478
  Nokia                                                  92,096           2,522

--------------------------------------------------------------------------------
132           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Nokian Renkaat                                         11,700   $         408
  OKO Bank, Cl A                                         24,498             494
  Outokumpu                                              38,339           1,374
  Rautaruukki                                            50,400           3,120
  Sampo, Cl A                                            39,154           1,239
  Sponda                                                 47,700             777
  Stora Enso, Cl R                                       92,417           1,765
  UPM-Kymmene                                            44,300           1,148
  Wartsila, Cl B                                          5,700             378
                                                                  --------------
                                                                         20,229
                                                                  --------------
FRANCE -- 7.5%
  Accor (B)                                              11,475           1,067
  Air France-KLM                                         67,501           3,447
  Air Liquide (B)                                         5,800           1,377
  Alstom                                                    431              68
  Atos Origin*                                              900              55
  AXA (B)                                                82,488           3,606
  BNP Paribas (B)                                       108,093          13,117
  Bouygues (B)                                           49,543           4,373
  Capgemini (B)                                          91,510           6,975
  Carrefour (B)                                          13,800           1,006
  Casino Guichard Perrachon (B)                           7,238             766
  Christian Dior (B)                                      7,500             982
  Cie de Saint-Gobain                                    29,629           3,249
  Ciments Francais                                        2,763             656
  Club Mediterranee*                                      2,765             185
  CNP Assurances                                          6,582             882
  Compagnie Generale des
    Etablissements Michelin, Cl B (B)                    35,298           4,624
  Credit Agricole (B)                                   110,688           4,570
  Dassault Systemes (B)                                   5,748             349
  Financiere de L'Odet                                      600             272
  France Telecom (B)                                    195,440           6,004
  Groupe Danone (B)                                      51,998           8,147
  Havas                                                  30,000             181
  L'Oreal (B)                                            16,705           1,985
  Lafarge (B)                                            22,472           3,889
  Lagardere S.C.A.                                       27,689           2,312
  Natixis                                                 4,496             118
  Nexity                                                    531              48
  PagesJaunes Groupe                                     12,870             275
  Pernod-Ricard                                           6,700           1,472
  Peugeot (B)                                            50,225           3,980
  Publicis Groupe                                         6,600             299
  Renault (B)                                            42,066           6,014
  Rhodia                                                742,650           3,098
  Sanofi-Aventis (B)                                    150,349          14,498
  Schneider Electric                                     20,279           2,928
  SCOR (B)                                                4,061             111
  Sequana Capital                                           334              10
  Societe Fonciere Financiere
    et de Participations                                     49              15

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Societe Generale (B)                                   55,989   $      10,909
  Sodexho Alliance                                        9,100             688
  Technip                                                 4,900             380
  Thales                                                    196              12
  Thomson                                                24,210             467
  Total (B)                                             186,648          14,065
  Unibail+                                                6,600           1,894
  Vallourec                                              13,565           4,342
  Veolia Environnement (B)                               16,027           1,341
  Vinci                                                  93,380           7,389
  Vivendi (B)                                           147,401           6,423
                                                                  --------------
                                                                        154,920
                                                                  --------------
GERMANY -- 6.0%
  Allianz                                                71,805          15,943
  Altana                                                    421              10
  BASF                                                   53,431           6,618
  Bayer                                                 152,593          10,983
  Bayerische Motoren Werke (B)                           81,756           5,475
  Commerzbank                                            49,930           2,456
  Continental                                             6,972             986
  DaimlerChrysler                                        93,718           8,594
  Deutsche Bank (B)                                      55,667           8,469
  Deutsche Beteiligungs                                  18,400             666
  Deutsche Boerse                                         5,122           1,213
  Deutsche Lufthansa                                     91,300           2,645
  Deutsche Telekom                                       79,400           1,472
  E.ON (B)                                               66,423          10,921
  Fresenius Medical Care                                 29,812           4,376
  Heidelberger Druckmaschinen                             1,629              80
  Hochtief                                                6,400             742
  Hypo Real Estate Holding                                5,612             387
  Infineon Technologies (B)*                            296,900           4,602
  Lanxess                                                 8,100             459
  MAN                                                     8,551           1,241
  Metro (B)                                               7,900             639
  MTU Aero Engines Holding                                  543              34
  Muenchener
    Rueckversicherungs (B)                               37,984           7,151
  Norddeutsche Affinerie                                 32,600           1,198
  RWE                                                    26,610           3,015
  Salzgitter (B)                                         19,125           3,666
  SAP                                                    22,080           1,057
  Siemens                                                61,088           8,051
  Software                                                6,300             601
  Suedzucker (B)                                         51,413           1,117
  ThyssenKrupp                                           50,795           2,968
  TUI (B)                                                45,800           1,245
  Volkswagen                                             11,359           1,724
  Vossloh                                                11,100           1,294
  Wincor Nixdorf                                          2,302             229
                                                                  --------------
                                                                        122,327
                                                                  --------------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           133

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
GREECE -- 0.1%
  Coca Cola Hellenic Bottling*                           11,101   $         514
  Cosmote Mobile Communications                           7,530             242
  Hellenic Telecommunications
    Organization                                         27,100             864
  OPAP                                                    7,420             284
  Public Power                                           11,000             299
  Titan Cement                                            1,470              87
                                                                  --------------
                                                                          2,290
                                                                  --------------
GUERNSEY -- 0.0%
  Mapeley                                                   504              34
                                                                  --------------
HONG KONG -- 2.1%
  Bank of East Asia                                     176,900           1,033
  BOC Hong Kong Holdings                                289,100             688
  Cheung Kong Holdings                                  200,500           2,595
  China Merchants Bank                                   83,233             215
  China Mobile Hong Kong                              1,283,300          11,994
  China Netcom Group                                    427,000           1,088
  China Oriental Group                                  238,000              87
  China Overseas Land & Investment                    2,422,000           3,324
  China State Construction
    International Holdings                              120,000             143
  China Unicom                                           36,000              53
  Chinese Estates Holdings                              469,000             754
  Chow Sang Sang Holdings                                78,000              63
  CLP Holdings                                          147,800           1,042
  Cosco Pacific                                       1,044,000           2,740
  Digital China Holdings                                332,000             159
  Esprit Holdings                                        41,200             507
  Great Eagle Holdings                                   37,000             142
  Guangzhou Investment                                  852,000             227
  Guoco Group                                            13,000             181
  Hang Lung Group                                        50,000             201
  Hang Lung Properties                                  293,200             923
  Henderson Land Development                             48,000             332
  Hong Kong & China Gas                                 147,400             308
  Hong Kong Exchanges and Clearing                        1,000              11
  Hongkong & Shanghai Hotels                            279,200             455
  HongKong Electric Holdings                            219,900           1,136
  Hopewell Holdings                                     115,500             506
  Hopson Development Holdings                           128,000             338
  Hutchison Whampoa                                      32,000             309
  Industrial and Commercial
    Bank of China Asia                                  145,000             316
  Jardine Strategic Holdings                              3,000              43
  Li & Fung                                             371,400           1,246
  MTR                                                   392,600             957
  New World China Land                                  114,400              92
  New World Development                                 287,500             701
  Orient Overseas International                         115,500           1,156

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Pacific Century Premium
    Developments                                        297,000   $          93
  Shanghai Industrial Holdings                           56,000             165
  Shenzhen Investment                                   354,000             213
  Silver Grant International                            734,000             221
  Sino Land                                             472,423           1,033
  Sinolink Worldwide Holdings                           480,000             124
  Swire Pacific, Cl A                                   195,400           2,199
  Transport International Holdings                       14,000              72
  Vtech Holdings                                         45,500             332
  Wharf Holdings                                        322,700           1,304
  Wheelock                                              224,400             552
  Wing On International                                  38,000              63
                                                                  --------------
                                                                         42,436
                                                                  --------------
HUNGARY -- 0.2%
  Danubius Hotel and Spa*                                 3,367             177
  Egis                                                    1,200             142
  Magyar Telekom                                         55,000             276
  MOL Hungarian Oil & Gas                                 5,400             698
  OTP Bank                                               57,753           3,064
                                                                  --------------
                                                                          4,357
                                                                  --------------
INDIA -- 1.0%
  Bank of India                                          56,610             294
  Bharat Electronics                                      6,510             290
  Bharti Televentures                                   166,031           3,473
  CESC                                                   17,280             152
  Essar Steel                                           132,110             120
  GAIL India                                             47,810             360
  Grasim Industries                                       6,390             393
  Gujarat Narmada Valley Fertilizers                     43,890             116
  Gujarat State Fertilisers                              20,519              88
  Hindalco Industries                                    64,100             222
  Hindustan Zinc                                         23,880             385
  Indian Overseas Bank                                   65,400             181
  Indian Petrochemicals                                   2,970              26
  Infosys Technologies                                   55,119           2,611
  Infosys Technologies ADR                                2,600             128
  ITC                                                   678,827           2,738
  JSW Steel                                              16,810             250
  Mahindra & Mahindra                                    10,622             198
  Maruti Udyog                                            2,180              44
  National Aluminium                                     40,460             250
  Oil & Natural Gas                                      26,090             593
  Sesa GOA                                                2,593             107
  Siemens India                                         102,397           3,223
  State Bank of India GDR                                 9,020             740
  Steel Authority of India                              196,890             680
  Sterlite Industries India                              33,650             451
  Tata Motors                                           145,611           2,710


--------------------------------------------------------------------------------
134           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Tata Steel                                              6,640   $         103
  UCO Bank                                               41,180              24
                                                                  --------------
                                                                         20,950
                                                                  --------------
INDONESIA -- 0.3%
  Bank Central Asia                                     827,000             492
  Bank Rakyat Indonesia                               2,194,500           1,517
  HM Sampoerna                                          163,000             235
  International Nickel Indonesia                         49,000             305
  Telekomunikasi Indonesia                            2,805,800           3,036
                                                                  --------------
                                                                          5,585
                                                                  --------------
IRELAND -- 0.3%
  Allied Irish Banks                                     21,482             648
  Bank of Ireland                                         4,601              99
  CRH                                                    56,803           2,759
  DCC                                                    20,457             708
  Depfa Bank                                             39,800             734
  Kerry Group, Cl A                                      13,600             398
                                                                  --------------
                                                                          5,346
                                                                  --------------
ISRAEL -- 0.3%
  Bank Hapoalim                                         483,654           2,617
  Bank Leumi Le-Israel                                   96,000             407
  Bezeq Israeli Telecommunication                     1,062,823           1,873
  Clal Insurance                                          8,100             261
  Delek Group                                               500             117
  First International Bank of Israel*                    14,000             186
  Harel Insurance Investments & Finances                  2,500             152
  Mizrahi Tefahot Bank                                   33,000             258
  Teva Pharmaceutical Industries                          9,600             375
  Teva Pharmaceutical Industries ADR                      5,800             227
                                                                  --------------
                                                                          6,473
                                                                  --------------
ITALY -- 2.8%
  Aedes                                                  38,700             340
  AEM                                                   252,400             966
  Autostrade                                            145,700           4,911
  Banca Intesa (B)                                      233,521           1,782
  Banco Popolare di Verona e Novara (B)                  27,210             827
  Beni Stabili                                          873,800           1,469
  Buzzi Unicem                                           15,100             526
  Cementir                                               27,400             398
  Danieli                                                21,800             534
  Ducati Motor Holding                                  505,700           1,074
  Edison                                                259,000             827
  Enel                                                  206,840           2,353
  ENI (B)                                               255,488           9,035
  Fiat (B)                                              248,282           7,110
  Fiat RNC                                               71,220           1,814
  Finmeccanica                                           24,300             764
  Fondiaria-Sai (B)                                      16,300             838

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  IFIL - Investments                                    501,300   $       5,548
  Immobiliare Grande Distribuzione                       79,800             410
  Immobiliare Lombarda                                  178,951              53
  IMMSI                                                 188,900             592
  Indesit                                                29,700             706
  Iride                                                   7,693              29
  Italcementi (B)                                        41,000           1,331
  Italmobiliare                                           4,700             663
  KME Group                                             269,600             258
  MARR                                                   33,900             362
  Pirelli & C                                            10,843              13
  Pirelli & C Real Estate                                   495              35
  Snam Rete Gas                                          49,200             303
  Telecom Italia                                        728,000           2,111
  Telecom Italia RNC                                    334,306             780
  UniCredito Italiano (B)                               947,865           8,897
                                                                  --------------
                                                                         57,659
                                                                  --------------
JAPAN -- 13.2%
  ADEKA                                                  34,800             374
  Advantest (B)                                           8,300             354
  Aeon                                                  137,200           2,562
  Aichi Bank                                                900             101
  Aisin Seiki                                            63,400           2,139
  All Nippon Airways                                     71,000             273
  Alpen                                                   3,500              59
  Alps Electric                                          14,200             138
  Amada                                                  70,100             883
  AOC Holdings                                           28,700             392
  Aoyama Trading                                         24,000             725
  Arnest One                                              5,700             163
  Asahi Breweries                                        27,300             435
  Asahi Glass                                            63,000             838
  Asahi Kasei                                            93,000             596
  Astellas Pharma                                        21,300             942
  Atsugi                                                549,700             871
  Autobacs Seven                                         20,700             668
  Bank of Kyoto                                          58,200             679
  Bank of the Ryukyus                                    31,600             599
  BML                                                     1,000              18
  Bosch                                                  21,000              97
  Bridgestone                                            34,200             668
  Canon                                                  73,300           4,308
  Canon Finetech                                          3,700             181
  Cawachi                                                 1,800              52
  Chiyoda                                                 3,000              65
  Chugoku Electric Power                                 19,300             410
  Chukyo Bank                                            12,000              36
  CMK                                                    85,700             884
  Coca-Cola West Holdings (B)                            21,600             456
  COMSYS Holdings                                        28,000             324
  Cosmo Oil                                             257,800           1,236
  Cosmos Initia                                          10,000              60

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           135

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Daicel Chemical Industries                             30,000   $         194
  Daiei                                                   4,050              43
  Daifuku                                                 6,755              88
  Dainippon Ink and Chemicals                            61,000             223
  Dainippon Screen Manufacturing                          5,000              37
  Dainippon Sumitomo Pharma                              35,000             365
  Daishi Bank                                            23,000             102
  Daito Trust Construction                                1,900             101
  Daiwa House Industry                                   25,000             375
  Daiwa Securities Group                                 64,000             736
  Denki Kagaku Kogyo                                     16,000              73
  Denso                                                  28,700           1,006
  East Japan Railway                                        184           1,420
  EDION                                                  55,600             687
  Eighteenth Bank                                        16,000              65
  FamilyMart                                              7,500             191
  Fanuc                                                  24,400           2,328
  Fields                                                      4               5
  Fuji Fire & Marine Insurance                           28,000             110
  Fuji Heavy Industries                                  61,000             293
  Fuji Machine Manufacturing                              3,400              69
  FUJIFILM Holdings                                      60,500           2,503
  Fujikura                                               34,000             234
  Fujitsu                                                81,000             553
  Fukuyama Transporting                                 107,100             441
  Glory                                                   4,300              87
  Gunma Bank                                            225,800           1,555
  Gunze                                                 102,300             593
  Hakuhodo DY Holdings                                    3,140             211
  Hankyu Holdings (B)                                    76,000             435
  Hirose Electric                                         2,200             285
  HIS                                                     2,400              68
  Hitachi                                               219,900           1,614
  Hitachi Capital                                        11,500             193
  Hitachi Construction Machinery                         14,100             471
  Hitachi High-Technologies                                 600              16
  Hitachi Kokusai Electric                                8,000              95
  Hitachi Metals                                          1,000              12
  Hokkaido Electric Power                                66,300           1,578
  Hokkoku Bank                                            4,000              18
  Honda Motor                                           142,200           4,996
  Hoya                                                   23,300             754
  Idemitsu Kosan                                          3,700             425
  Iida Home Max                                           2,200              35
  Ines                                                   57,200             399
  Inpex Holdings                                            171           1,502
  Isuzu Motors                                          330,000           1,606
  Itochu                                                115,000           1,255
  Japan Airport Terminal                                  2,400              41
  Japan Digital Laboratory                                2,000              26
  Japan Steel Works (B)                                 425,700           6,081
  Japan Tobacco                                           1,266           6,589
  Japan Wool Textile                                     21,600             180
  JFE Holdings                                           90,300           5,486

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Joshin Denki                                           50,100   $         307
  Joyo Bank                                              33,000             212
  JS Group                                               12,900             271
  Kagoshima Bank                                         11,000              83
  Kamigumi                                               18,000             152
  Kaneka                                                 30,000             259
  Kansai Electric Power                                  66,800           1,678
  Kato Sangyo                                             1,300              17
  Katokichi                                              11,500              64
  Kawasaki Heavy Industries                              84,000             329
  Kawasaki Kisen Kaisha (B)                              42,000             509
  KDDI                                                      134           1,144
  Keyence                                                 1,600             342
  Kirin Brewery                                          37,000             572
  Kobe Steel                                            168,000             576
  Komatsu                                                63,000           1,670
  Komori                                                 15,000             356
  Konica Minolta Holdings                                38,500             523
  Kumagai Gumi                                          184,200             348
  Kurabo Industries                                      69,700             204
  Kyocera                                                 5,300             520
  Kyushu Electric Power                                  79,800           2,162
  Leopalace21                                            20,700             697
  Maeda                                                   7,000              31
  Maeda Road Construction                                 7,000              60
  Makita (B)                                             14,500             602
  Marubeni (B)                                           63,000             440
  Matsushita Electric Industrial                        124,000           2,616
  Matsushita Electric Works                              20,000             250
  Mazda Motor                                             7,000              39
  Millea Holdings                                        44,400           1,764
  Mitsubishi                                            231,500           5,635
  Mitsubishi Chemical Holdings                          287,500           2,514
  Mitsubishi Electric                                    41,000             375
  Mitsubishi Estate                                     241,850           7,425
  Mitsubishi Gas Chemical                                37,000             309
  Mitsubishi Heavy Industries                           176,100           1,068
  Mitsubishi Paper Mills                                250,700             535
  Mitsubishi UFJ Financial Group                            506           5,820
  Mitsubishi UFJ Securities                              38,000             437
  Mitsuboshi Belting                                     38,700             227
  Mitsui                                                221,200           4,358
  Mitsui Chemicals                                      189,000           1,364
  Mitsui Mining & Smelting                               47,000             219
  Mitsui OSK Lines                                      316,000           4,327
  Mitsui Sumitomo Insurance                             103,600           1,293
  Mitsumi Electric                                        4,600             145
  Mizuho Financial Group                                    413           2,919
  Murata Manufacturing                                   10,100             713
  NEC                                                   103,000             524
  NGK Spark Plug                                         40,900             656
  Nichicon                                               50,300             743
  Nikon                                                  57,300           1,449
  Nintendo                                               18,345           6,408
--------------------------------------------------------------------------------
136           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Nippo                                                  65,800   $         519
  Nippon Beet Sugar Manufacturing                       139,700             365
  Nippon Electric Glass                                  39,600             632
  Nippon Express                                         12,000              72
  Nippon Konpo Unyu Soko                                 59,400             785
  Nippon Mining Holdings                                279,600           2,456
  Nippon Oil                                            168,000           1,426
  Nippon Sharyo                                         180,300             401
  Nippon Shokubai                                        14,000             124
  Nippon Steel                                          423,900           2,961
  Nippon Telegraph & Telephone                            1,097           5,160
  Nippon Yusen KK (B)                                   141,000           1,300
  Nissan Motor                                          428,300           4,761
  Nissan Shatai                                          13,000              71
  Nisshin Seifun Group                                    7,000              72
  Nisshin Steel                                          58,000             238
  Nisshinbo Industries                                   76,000           1,048
  Nomura Holdings                                        21,800             446
  NSK                                                    48,000             491
  NTT Data                                                  201             959
  NTT DoCoMo                                                600           1,020
  NTT Urban Development                                     408             985
  Obayashi                                               64,000             356
  Odakyu Electric Railway (B)                            38,200             238
  Oita Bank                                               8,000              52
  Okasan Holdings                                        16,000             109
  Oki Electric Industry (B)                             202,000             371
  Okumura                                                99,000             492
  Ono Pharmaceutical                                      7,500             430
  Onward Kashiyama                                       30,000             391
  ORIX                                                   27,990           7,491
  Osaka Gas                                             128,000             476
  Rakuten                                                   470             160
  Rengo                                                  48,000             242
  Ricoh                                                  53,000           1,153
  Riso Kagaku                                             2,200              39
  Rohm                                                    8,000             718
  Royal Holdings                                          3,000              37
  Sankyo                                                  8,300             357
  Sanwa Shutter                                          20,000             117
  Seikagaku                                               4,100              47
  Seiko Epson                                            12,400             358
  Seino Transportation                                   17,000             167
  Sekisui House                                          39,000             574
  SFCG                                                    3,700             702
  Sharp                                                 122,000           2,334
  Shimamura                                               3,200             344
  Shin-Etsu Chemical                                     17,700           1,186
  Shinsei Bank                                          175,000             767
  Showa Shell Sekiyu                                     52,400             634
  Sintokogio                                              4,700              65
  SMC                                                    10,000           1,258
  Softbank (B)                                          217,600           4,796

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Sojitz                                                 62,200   $         270
  Sompo Japan Insurance                                  62,800             788
  Sony                                                  112,200           6,457
  Stanley Electric                                       16,600             362
  Sumco                                                 110,600           5,320
  Sumitomo                                              189,300           3,434
  Sumitomo Bakelite                                      20,000             141
  Sumitomo Chemical                                     145,000             959
  Sumitomo Heavy Industries                             123,000           1,396
  Sumitomo Metal Industries                             306,400           1,658
  Sumitomo Metal Mining                                  80,000           1,822
  Sumitomo Mitsui Financial Group                           928           8,989
  Sumitomo Realty & Development                          47,000           1,775
  Sumitomo Trust & Banking                                8,000              81
  Sumitomo Wiring Systems                                 4,000              94
  Suzuki Motor                                           71,200           1,987
  Tachihi Enterprise                                        400              18
  Takeda Pharmaceutical                                  12,300             825
  Takefuji                                               24,230             893
  Tamura Taiko Holdings                                  71,000             201
  TDK                                                    19,200           1,742
  Teijin                                                128,000             683
  Toagosei                                              293,000           1,111
  Toda                                                  266,900           1,523
  Tohoku Electric Power                                   7,600             176
  Tokai Rika                                              4,200             109
  Tokyo Electric Power                                  134,200           4,462
  Tokyo Electron (B)                                     28,700           2,062
  Tokyo Gas                                             140,900             694
  Tokyu                                                  66,600             458
  Tokyu Land                                             43,400             536
  Toppan Printing                                        40,000             422
  Toshiba (B)                                           626,600           4,681
  Toshiba TEC                                            21,000             121
  Tosoh                                                  38,000             194
  Towa Real Estate Development                           10,000              40
  Toyo Seikan Kaisha                                     30,500             588
  Toyota Auto Body                                        7,700             132
  Toyota Industries                                      10,500             475
  Toyota Motor                                          204,900          12,279
  Trend Micro                                            32,200           1,060
  Trusco Nakayama                                         2,400              47
  Uniden                                                 14,000             109
  UNY                                                    46,000             513
  Ushio                                                  15,900             330
  West Japan Railway                                        100             465
  Yahoo! Japan (B)                                        4,647           1,591
  Yamada Denki                                           13,570           1,277
  Yamaha                                                 25,800             544
  Yamaha Motor                                           15,500             394
  Yamatane                                              227,000             319
  Yamato Kogyo                                            5,100             183
  Yamato Transport                                       49,700             721

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           137

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Yamazaki Baking                                         6,000   $          54
  Yokogawa Bridge                                        48,700             266
  Yokohama Rubber                                       119,500             861
                                                                  --------------
                                                                        271,139
                                                                  --------------
LUXEMBOURG -- 0.1%
  Oriflame Cosmetics SDR                                  1,700              89
  SES Global FDR                                         38,100             831
  SES Global FDR (Paris Exchange)                        31,763             692
  Ternium ADR                                            13,100             351
                                                                  --------------
                                                                          1,963
                                                                  --------------
MALAYSIA -- 0.6%
  Affin Holdings                                        166,600             115
  Boustead Holdings                                     155,000             117
  Digi.Com                                               32,000             196
  EON Capital                                            63,000             125
  Genting                                               134,000             311
  Hong Leong Bank                                        70,400             129
  Hong Leong Financial Group                             64,000             117
  IOI                                                   513,100           4,152
  Mulpha International*                                  51,900              29
  Petronas Dagangan                                      33,000              72
  Public Bank                                           117,000             343
  Resorts World                                       2,628,500           2,490
  Selangor Properties                                     2,000               3
  Sunway City                                           110,000             157
  Tenaga Nasional                                       852,900           2,936
                                                                  --------------
                                                                         11,292
                                                                  --------------
MEXICO -- 1.4%
  Alfa                                                   63,900             510
  America Movil ADR, Ser L                              120,020           7,267
  America Movil, Ser L                                  517,500           1,560
  Cemex*                                                246,300             954
  Coca-Cola Femsa, Ser L                                 42,700             171
  Consorcio*                                          1,622,372           2,612
  Controladora Comercial Mexicana                        76,800             209
  Corp Mexicana de Restaurantes                          21,600              14
  Cydsa*                                                 20,000              16
  Embotelladoras Arca                                    46,700             169
  Fomento Economico Mexicano ADR                        115,370           4,596
  Gruma                                                   2,600               9
  Grupo Bimbo, Ser A                                     67,300             431
  Grupo Carso, Ser A1                                    99,600             421
  Grupo Continental                                      72,400             162
  Grupo Financiero Banorte (B)                          632,989           2,957
  Grupo Mexicano de Desarrollo*                           9,900              42
  Grupo Mexico, Ser B                                   122,800             731
  Grupo Televisa                                         12,700              73

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Grupo Televisa ADR                                    101,100   $       2,910
  Industrias Penoles                                     11,100             128
  Industrias, Ser B*                                     46,700             222
  Organizacion Soriana                                  114,100             351
  Telefonos de Mexico                                   488,600             984
  Telefonos de Mexico ADR, Ser L                          9,300             376
  Wal-Mart de Mexico, Ser V                               5,900              22
                                                                  --------------
                                                                         27,897
                                                                  --------------
NETHERLANDS -- 3.7%
  ABN AMRO Holding (B)                                   81,490           3,907
  Aegon (B)                                             111,176           2,280
  Akzo Nobel                                             97,812           7,983
  ASML Holding*                                          24,428             633
  Buhrmann                                               16,800             219
  European Aeronautic Defense
    and Space                                            92,940           2,923
  Fugro                                                   7,222             423
  Heineken (B)                                            5,174             302
  Heineken Holding                                        8,798             445
  ING Groep                                             319,203          14,222
  Koninklijke BAM Groep (B)                              50,300           1,495
  Koninklijke DSM                                        17,881             888
  Mittal Steel                                          109,355           6,567
  OPG Groep                                              19,200             694
  Randstad Holdings                                       6,908             563
  Reed Elsevier                                          71,857           1,431
  Royal Dutch Shell, Cl A                               299,627          11,094
  Royal Dutch Shell, Cl A (GBP) (B)                     112,950           4,205
  Royal Dutch Shell, Cl B                               179,858           6,788
  Royal KPN                                              63,082           1,070
  Unilever (B)                                          266,351           7,946
  Vedior                                                    700              21
  Wolters Kluwer                                         20,400             635
                                                                  --------------
                                                                         76,734
                                                                  --------------
NEW ZEALAND -- 0.2%
  Air New Zealand                                       317,600             695
  Contact Energy                                         34,149             223
  Fisher & Paykel Appliances Holdings                   258,000             740
  Infratil                                               66,500             316
  Kiwi Income Property Trust                            262,400             310
  Macquarie Goodman Property Trust                      258,000             282
  Telecom of New Zealand (B)                            385,804           1,380
  Vector                                                 77,607             165
                                                                  --------------
                                                                          4,111
                                                                  --------------
NORWAY -- 0.8%
  Cermaq                                                 23,000             394
  DnB                                                    43,083             581
  Ementor*                                              115,100             973
  Marine Harvest*                                       459,300             508

--------------------------------------------------------------------------------
138           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Norske Skogindustrier                                  31,642   $         475
  Orkla (B)                                             105,155           1,855
  Renewable Energy                                        2,300              73
  Schibsted                                              31,500           1,513
  Sparebanken Nord-Norge                                 21,700             539
  Storebrand                                             46,300             729
  Tandberg                                              107,800           2,429
  Telenor (B)                                            68,900           1,338
  Yara International (B)                                147,163           4,261
                                                                  --------------
                                                                         15,668
                                                                  --------------
PHILIPPINES -- 0.1%
  JG Summit Holdings (J)                                755,000             196
  Manila Electric (J)                                    62,000             126
  Philippine National Bank (J)*                          80,100              93
  SM Investments (J)                                     89,500             788
                                                                  --------------
                                                                          1,203
                                                                  --------------
POLAND -- 0.1%
  Bank Handlowy w Warszawie                               5,600             255
  Echo Investment*                                        1,400              54
  Globe Trade Centre*                                    10,000             174
  Grupa Lotos                                            14,000             239
  ING Bank Slaski                                           600             217
  KGHM Polska Miedz                                      10,400             426
  Orbis                                                   4,868             146
  Polish Oil & Gas                                       80,000             135
  Polski Koncern Naftowy Orlen*                          47,000             812
  Telekomunikacja Polska*                                72,000             533
                                                                  --------------
                                                                          2,991
                                                                  --------------
PORTUGAL -- 0.2%
  Banco BPI                                              56,998             497
  Banco Comercial Portugues                             118,847             603
  Banco Espirito Santo                                   23,989             550
  Cimpor Cimentos de Portugal                             7,744              76
  Energias de Portugal                                  358,533           2,041
  Sonae Industria                                         8,200             107
                                                                  --------------
                                                                          3,874
                                                                  --------------
RUSSIA -- 1.6%
  Cherkizovo Group GDR                                   46,359             675
  LUKOIL ADR                                             31,067           2,358
  LUKOIL Sponsored ADR                                   12,849             966
  Magnitogorsk Iron & Steel Works*                       82,690           1,013
  MMC Norilsk Nickel ADR                                 22,145           4,220
  Mobile Telesystems ADR                                 67,400           3,652
  Novolipetsk Steel GDR (B)                              65,891           1,746
  OAO Gazprom ADR                                        63,700           2,325
  Open Investments GDR*                                  52,000           1,586
  Polyus Gold ADR                                        24,771             949

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Rosneft Oil GDR                                       238,788   $       1,886
  Rostelecom ADR                                          4,900             259
  Sberbank GDR                                            8,544           3,101
  Surgutneftegaz ADR                                      1,000              55
  Surgutneftegaz ADR (B)                                 35,501           1,953
  Unified Energy System GDR                              33,900           4,152
  VTB Bank (B)                                          116,740           1,319
                                                                  --------------
                                                                         32,215
                                                                  --------------
SINGAPORE -- 1.3%
  Allgreen Properties                                 1,122,000           1,349
  CapitaCommercial Trust+                               570,200           1,111
  CapitaLand                                            204,000           1,105
  Cerebos Pacific                                         3,000               7
  China Aviation Oil Singapore                           10,000              13
  City Developments                                      97,700           1,103
  Cosco Singapore                                     1,015,400           1,782
  DBS Group Holdings                                    303,400           4,824
  Flextronics International                              38,300             442
  Fraser and Neave                                       32,000             121
  Guocoland                                              46,000             150
  Haw Par                                                10,000              51
  Ho Bee Investment                                       8,000              12
  Hong Leong Finance                                    149,100             398
  Hotel Plaza                                            21,000              28
  Jardine Cycle & Carriage                               22,000             202
  K1 Ventures                                           173,000              35
  Keppel Land                                           382,800           2,339
  Kim Eng Holdings+                                     319,600             372
  Mapletree Logistics Trust                             919,200             879
  MCL Land                                                9,000              16
  Metro Holdings*                                        37,000              25
  NatSteel                                               10,000              10
  Neptune Orient Lines                                  440,000           1,320
  Olam International                                    777,900           1,713
  Oversea-Chinese Banking                               201,400           1,255
  SembCorp Industries                                    26,000              95
  Singapore Airlines                                     63,000             767
  Singapore Exchange                                    110,900             557
  Singapore Petroleum                                    47,000             162
  Singapore Technologies Engineering                     93,000             214
  Singapore Telecommunications*                         414,100             970
  SP Chemicals                                           19,000              15
  Straits Trading                                        55,000             162
  United Overseas Bank                                  101,400           1,611
  UOB-Kay Hian Holdings                                  19,000              20
  Venture                                                 6,000              60
  Wheelock Properties S                                  23,000              50
  Wing Tai Holdings                                     545,200           1,252
                                                                  --------------
                                                                         26,597
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           139

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
SOUTH AFRICA -- 0.9%
  African Rainbow Minerals*                              14,000   $         241
  Allied Technologies                                     6,000              55
  AngloGold Ashanti                                       9,900             406
  Assore                                                  4,923             190
  DataTec                                                15,293              87
  Distell Group                                          16,000             121
  Harmony Gold Mining*                                   32,500             474
  Harmony Gold Mining ADR*                               24,200             361
  Impala Platinum Holdings                                4,000             123
  Johnnic Communications                                  4,000              58
  Johnnic Holdings                                       62,458             128
  Lewis Group                                             3,000              28
  Liberty Group                                          24,000             310
  Liberty Holdings                                        2,400              78
  Merafe Resources                                      909,672             235
  Metropolitan Holdings                                  66,000             151
  Mittal Steel South Africa                              43,000             765
  MTN Group                                               8,000             110
  Nampak                                                  7,696              23
  Sanlam                                              1,230,410           3,977
  Sappi (B)                                             163,598           3,058
  Sasol                                                 147,817           5,340
  Standard Bank Group                                   108,100           1,599
  Telkom                                                 39,000             940
                                                                  --------------
                                                                         18,858
                                                                  --------------
SOUTH KOREA -- 2.6%
  Daegu Bank                                              4,180              68
  Daewoo Shipbuilding & Marine
    Engineering                                          82,260           4,053
  Dongbu Insurance                                        2,800              88
  Doosan                                                  2,290             328
  E1                                                      1,596             156
  GS Holdings                                             5,030             257
  Honam Petrochemical                                     6,000             649
  Hynix Semiconductor                                    15,700             486
  Hyundai Development                                    43,250           3,014
  Hyundai Heavy Industries                                3,780           1,291
  Hyundai Mipo Dockyard                                   1,750             443
  Hyundai Mobis                                           8,070             732
  Hyundai Motor                                          36,150           2,558
  Industrial Bank of Korea                               10,680             215
  KCC Engineering & Construction                          2,560             177
  KISWIRE                                                 2,710             117
  Kookmin Bank                                            6,040             547
  Kookmin Bank ADR                                        5,920             535
  Kookmin Bank ADR (B)                                   32,363           2,925
  Korea Electric Power                                   25,130           1,106
  Korea Kumho Petrochemical                               2,770             154

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  KT                                                      1,400   $          67
  KT&G                                                    7,750             568
  LG Chem                                                   110               8
  LG Electronics                                          3,810             287
  LG Home Shopping                                        1,514             128
  LG Philips LCD                                         68,710           2,845
  Lotte Confectionery                                        83             108
  LS Cable                                                4,710             332
  Nong Shim Holdings                                      1,110             104
  Pacific                                                   160              29
  POSCO                                                   4,660           2,238
  Pusan Bank                                             13,950             212
  Samsung Electronics                                    12,821           7,387
  Samsung Electronics GDR                                 3,984           1,141
  Samsung Fire & Marine Insurance                        12,729           2,296
  Samsung Heavy Industries                                7,580             334
  Samwhan                                                 3,580             138
  SFA Engineering                                         2,225              96
  Shinhan Financial Group                               114,960           7,095
  Shinhan Financial Group ADR                             1,300             160
  Shinsegae                                               3,723           2,666
  Shinyoung Securities                                    2,160             123
  SK                                                      7,018             794
  SK Gas                                                  2,250             191
  SK Telecom                                                519             113
  SK Telecom ADR                                         24,500             658
  Woori Finance Holdings                                 20,330             483
  Woori Investment & Securities                          77,710           2,155
                                                                  --------------
                                                                         52,655
                                                                  --------------
SPAIN -- 2.3%
  Acerinox (B)                                            5,792             148
  ACS Actividades Construcciones
    y Servicios (B)                                     112,893           7,562
  Banco Bilbao Vizcaya
    Argentaria (B)                                      190,964           4,826
  Banco Popular Espanol (B)                              39,539             792
  Banco Santander Central Hispano (B)                   431,419           8,290
  Cementos Portland Valderrivas                           1,297             182
  Ebro Puleva                                            38,941             860
  Gas Natural SDG (B)                                    93,204           5,497
  Grupo Ferrovial                                         6,000             637
  Iberdrola                                              68,588           3,944
  Inditex (B)                                             9,165             579
  Repsol (B)                                            196,947           7,222
  Sacyr Vallehermoso (B)                                 12,390             710
  Sol Melia                                              18,200             432
  Telefonica (B)                                        206,299           4,689
  Union Fenosa                                            3,136             185
                                                                  --------------
                                                                         46,555
                                                                  --------------


--------------------------------------------------------------------------------
140           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
SWEDEN -- 1.4%
  Alfa Laval                                              1,100   $          69
  Assa Abloy, Cl B                                       19,200             432
  Atlas Copco, Cl A                                     327,700           5,511
  Axfood                                                  9,550             358
  Boliden                                                25,000             519
  D Carnegie                                              3,300              66
  Hennes & Mauritz, Cl B                                  3,300             209
  Husqvarna, Cl B                                        22,800             346
  Industrivarden, Cl A                                   21,800             481
  Investor, Cl B                                        153,100           3,976
  Klovern                                                94,900             445
  Kungsleden                                                655              10
  Nordea Bank                                            93,000           1,534
  Sandvik                                                61,915           1,153
  Skandinaviska Enskilda
    Banken, Cl A                                         25,570             842
  SKF                                                    24,500             526
  Svenska Cellulosa, Cl B                               161,489           2,798
  Svenska Handelsbanken, Cl A                            35,263           1,041
  Swedish Match                                          11,269             209
  Tele2, Cl B                                            36,000             601
  Telefonaktiebolaget LM
    Ericsson, Cl B                                      736,364           2,796
  TeliaSonera                                           371,529           2,755
  Trelleborg, Cl B                                        9,800             312
  Volvo, Cl B                                            81,000           1,699
  Wihlborgs Fastigheter                                   2,623              56
                                                                  --------------
                                                                         28,744
                                                                  --------------
SWITZERLAND -- 3.8%
  ABB                                                    61,666           1,318
  Addax Petroleum                                        13,000             499
  Adecco (B)                                              7,103             518
  AFG Arbonia-Forster Holdings                              700             363
  Bobst Group                                               516              33
  Bucher Industries                                       2,200             332
  Ciba Specialty Chemicals                                5,100             329
  Clariant                                               23,700             404
  Compagnie Financiere
    Richemont, Cl A                                      57,764           3,552
  Credit Suisse Group                                    97,077           7,379
  Elektrizitaets-Gesellschaft Laufenburg                    240             300
  Energiedienst Holding                                     480             269
  Forbo Holding                                             550             303
  Geberit                                                   304              53
  Georg Fischer*                                            813             624
  Gurit Holding                                             100             122
  Helvetia Holding                                          800             322
  Holcim                                                 39,196           4,334
  Inficon Holding                                         3,800             667
  Kudelski                                               10,500             408
  Nestle                                                 14,191           5,524

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Novartis                                              192,053   $      10,790
  Phonak Holding                                          3,138             300
  Rieter Holding                                            144              80
  Roche Holding                                          69,777          12,800
  Swatch Group                                            5,858             339
  Swiss Life Holding                                      2,300             619
  Swiss Reinsurance (B)                                  61,264           5,829
  Swisscom (B)                                            6,154           2,166
  UBS                                                   105,945           6,908
  Xstrata                                               126,167           7,242
  Zurich Financial Services                              12,277           3,754
                                                                  --------------
                                                                         78,480
                                                                  --------------
TAIWAN -- 1.6%
  Acer                                                  231,000             427
  Advanced Semiconductor
    Engineering                                       2,277,873           2,620
  Asustek Computer                                      255,000             629
  AU Optronics                                          348,140             537
  Capital Securities                                    191,000              87
  Cheng Loong                                           269,000             105
  China Development Financial Holding                 1,187,000             478
  China Steel                                           611,000             712
  Chinatrust Financial Holding                        3,057,600           2,318
  Chunghwa Telecom*                                     437,000             820
  Compal Electronics                                    500,000             454
  CTCI                                                  157,000             129
  Delta Electronics*                                    154,000             503
  Eastern Media International                           390,000             113
  Far Eastern Textile                                   360,000             359
  Far EasTone Telecommunications                        249,000             295
  Formosa Chemicals & Fibre                             214,000             439
  Formosa Taffeta                                       227,000             215
  HON HAI Precision Industry                            424,215           2,998
  HON HAI Precision Industry GDR                         26,454             380
  Hung Sheng Construction                               108,000              83
  Inventec*                                             463,000             333
  KYE Systems                                            46,000              65
  Lite-On Technology                                    386,000             456
  MediaTek                                              219,000           3,467
  Mitac International                                   260,000             338
  Nan Ya Plastic*                                       449,000             870
  Nien Hsing Textile                                    263,000             174
  Powerchip Semiconductor                               652,000             388
  President Securities                                  242,000             132
  ProMOS Technologies                                   820,000             338
  Quanta Computer*                                      284,000             430
  Shih Wei Navigation                                    80,000             110
  Siliconware Precision Industries                    1,856,507           3,877
  Sincere Navigation                                     73,000             112
  Taiwan Cement                                         396,000             373
  Taiwan Cooperative Bank                               332,000             224

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           141

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  Taiwan Polypropylene                                   28,000   $          22
  Taiwan Semiconductor
     Manufacturing                                      399,399             824
  Taiwan Semiconductor
     Manufacturing ADR                                  386,870           4,221
  Tung Ho Steel Enterprise                              258,000             288
  United Microelectronics                               809,192             470
  Walsin Lihwa                                          656,000             345
  Winbond Electronics*                                  546,000             197
  Wistron                                               144,000             243
                                                                  --------------
                                                                         32,998
                                                                  --------------
THAILAND -- 0.3%
  Bangkok Bank NVDR (J)                                 133,000             442
  CalComp Electronics Thailand
     NVDR (J)                                           589,200              90
  Kasikornbank NVDR (J)                                 172,000             342
  Krung Thai Bank NVDR (J)                              786,000             250
  PTT (J)                                                34,400             254
  PTT (Foreign) (J)                                     336,300           2,487
  Siam Commercial Bank (Public) (J)                     867,300           1,750
  Thai Airways International NVDR (J)                   124,000             160
                                                                  --------------
                                                                          5,775
                                                                  --------------
TURKEY -- 0.2%
  Anadolu Isuzu Otomotiv Sanayi                           9,000              62
  Aygaz                                                  27,000             107
  Bossa Ticaret Sanayi Isletme                           32,000              45
  Eczacibasi Ilac Sanayi                                 20,902              96
  Ford Otomotiv Sanayi                                   21,000             207
  Haci Omer Sabanci Holding                             578,747           2,697
  Ihlas Holding                                         134,000              79
  KOC Holding                                            75,000             412
  Petrol Ofisi                                           42,000             216
  Tupras Turkiye Petrol Rafine                           10,000             237
  Turk Hava Yollari                                      24,000             153
  Turk Sise ve Cam Fabrikalari                           48,000             195
  Turk Traktor ve Ziraat Makineler                        6,000              62
  Turkcell Iletisim Hizmet                               15,000             101
  Vestel Elektronik Sanayi                               50,029             133
  Yazicilar Holding                                       8,000              60
                                                                  --------------
                                                                          4,862
                                                                  --------------
UNITED KINGDOM -- 11.5%
  3i Group                                               18,491             444
  Acergy                                                162,950           3,671
  Amec                                                  268,140           3,156
  Anglo American                                        217,335          13,065
  Antofagasta                                            22,700             250
  ARM Holdings                                           63,141             176
  AstraZeneca                                           154,475           8,207

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
  AstraZeneca (SEK)                                      15,850   $         839
  Aviva                                                 354,833           5,601
  BAE Systems                                           756,000           6,688
  Balfour Beatty                                          8,818              80
  Barclays                                              755,687          10,793
  Barratt Developments                                   47,656           1,028
  Bellway                                                 9,119             259
  Berkeley Group Holdings                                18,100             677
  BHP Billiton                                          113,628           2,765
  Bovis Homes Group                                      15,614             327
  BP                                                    934,845          10,439
  Brit Insurance Holdings                                33,800             232
  British Airways                                        42,504             395
  British American Tobacco                               70,534           2,387
  British Energy Group                                  338,000           3,512
  British Land+                                          48,179           1,379
  BT Group                                              268,154           1,748
  Burberry Group                                        214,950           2,906
  Cable & Wireless                                        6,000              23
  Cadbury Schweppes                                      33,625             473
  Carnival                                               23,488           1,216
  Carphone Warehouse Group                               44,000             262
  Cattles                                                 8,020              66
  Centrica                                              646,199           4,899
  Charter                                                 8,104             166
  Close Brothers Group                                    4,196              78
  Compass Group                                         155,500           1,160
  Cookson Group                                          10,001             142
  Daily Mail & General Trust                              3,025              50
  Davis Service Group                                     6,814              88
  Diageo                                                281,005           5,987
  Drax Group                                              4,919              78
  DS Smith                                               70,900             351
  Emap                                                    3,952              68
  Enterprise Inns                                        27,626             403
  Firstgroup                                              5,500              75
  FKI                                                   130,300             356
  Friends Provident                                     160,985             631
  GKN                                                    74,300             575
  GlaxoSmithKline                                       300,490           7,787
  Greene King                                            96,693           2,129
  Group 4 Securicor                                      45,844             199
  Hammerson+                                              2,946              93
  Hays                                                   41,626             143
  HBOS                                                  458,192           9,852
  Home Retail Group                                     188,353           1,758
  HSBC Holdings                                         619,920          11,453
  Hunting                                                42,400             671
  Imperial Tobacco Group                                 73,389           3,170
  Intercontinental Hotels Group                              25               1
  International Power                                    18,852             169


--------------------------------------------------------------------------------
142           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
  Investec                                               32,000   $         438
  J Sainsbury                                            30,626             338
  Kazakhmys                                              43,000           1,104
  Kelda Group                                            35,000             708
  Kingfisher                                            173,600             852
  Kingston Communications                               272,100             397
  Land Securities Group+                                  1,443              56
  Legal & General Group                                 297,896             906
  Liberty International+                                 27,281             655
  Lloyds TSB Group                                      132,466           1,507
  LogicaCMG                                             110,702             363
  Luminar                                                28,200             441
  Marks & Spencer Group                                 364,000           5,033
  Marston's                                             170,100           1,574
  Michael Page International                             36,801             415
  Millennium & Copthorne Hotels                          27,100             401
  Minerva                                               224,900           1,788
  Mitchells & Butlers                                    94,951           1,666
  National Grid                                         207,828           3,219
  Nestor Healthcare Group                                10,900              35
  Next                                                   20,311             887
  Northern Foods                                        357,900             899
  Old Mutual                                            409,956           1,405
  Pearson                                                19,537             347
  Persimmon                                              34,100             921
  Premier Oil                                            25,200             551
  Prudential                                            111,000           1,661
  Punch Taverns                                          40,320           1,072
  Reckitt Benckiser                                      25,627           1,392
  Reed Elsevier                                          32,200             435
  Resolution                                             58,671             733
  Reuters Group                                          90,400           1,123
  Rio Tinto                                              42,802           3,107
  Royal & Sun Alliance Insurance Group                  467,158           1,463
  Royal Bank of Scotland Group                        1,354,499          16,813
  SABMiller                                             142,837           3,396
  Scottish & Newcastle                                  100,866           1,295
  Scottish & Southern Energy                             65,140           1,962
  Segro+                                                 35,000             496
  Severn Trent                                           18,300             569
  Smith & Nephew                                        410,100           5,029
  Smiths Group                                           44,000             990
  St Ives Group                                          65,100             357
  Stagecoach Group                                       85,307             312
  Standard Chartered                                     54,707           1,850
  Tate & Lyle                                            41,897             498
  Taylor Woodrow                                          5,895              53
  TDG                                                   139,800             859
  Tesco                                                 226,300           2,054

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Trinity Mirror                                         11,453   $         130
  Unilever                                               70,172           2,164
  United Utilities                                       54,803             836
  Vodafone Group                                      6,279,975          19,627
  Whitbread                                              14,300             536
  Wimpey George                                         110,177           1,369
  WPP Group                                              79,800           1,179
  Yell Group                                            117,900           1,179
                                                                  --------------
                                                                        237,041
                                                                  --------------
Total Common Stock
  (Cost $1,391,053) ($ Thousands)                                     1,694,453
                                                                  --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 6.4%
  FHLMC
       6.000%, 07/01/21                           $       6,960           7,030
       6.000%, 08/01/21                                     970             980
       6.000%, 10/01/21                                  10,427          10,532
       6.000%, 11/01/21                                     873             882
       6.000%, 03/01/22                                   4,951           5,000
       6.000%, 04/01/22                                   2,984           3,014
  FNMA
       5.500%, 12/01/20                                   3,594           3,568
       5.500%, 02/01/21                                     909             902
  FNMA TBA
       6.500%, 06/01/37                                  32,000          32,500
       6.000%, 06/17/19                                   4,000           4,040
       6.000%, 06/01/37                                   6,000           5,992
       5.500%, 06/01/22                                  24,000          23,812
       5.000%, 06/17/21                                  27,000          26,317
  GNMA ARM
       5.625%, 02/20/34                                     391             396
       5.500%, 06/30/07                                     506             509
       5.500%, 08/20/34                                     760             765
       5.000%, 01/20/33                                     774             781
       5.000%, 04/20/34                                     428             430
       4.750%, 12/20/33                                   2,140           2,140
       4.500%, 06/20/36                                   1,492           1,496
       4.000%, 02/20/35                                     361             362
                                                                  --------------
Total U.S. Government Agency Mortgage-Backed Obligations
   (Cost $132,185) ($ Thousands)                                        131,448
                                                                  --------------




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           143

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.7%

MORTGAGE RELATED SECURITIES -- 5.7%
  ACE Securities, Ser 2003-NC1,
    Cl M (D)
      6.100%, 06/25/07                            $         650   $         652
  ACE Securities, Ser 2003-OP1,
    Cl M1 (D)
      6.020%, 06/26/07                                      300             301
  Aames Mortgage Investment Trust,
    Ser 2005-4, Cl B2 (D)
      8.070%, 06/12/07                                      150             128
  Adjustable Rate Mortgage Trust,
    Ser 2005-5, Cl 1A1 (D)
      4.952%, 06/01/07                                    1,131           1,130
  Aegis Asset Backed Securities Trust,
    Ser 2003-3, Cl M1 (D)
      6.020%, 06/25/07                                       69              69
  American Home Mortgage
    Investment Trust, Ser 2004-3,
    Cl 2A (D)
      3.590%, 09/01/07                                    3,793           3,857
  American Home Mortgage
    Investment Trust, Ser 2005-1,
    Cl 6A (D)
      5.294%, 06/25/07                                    4,502           4,464
  American Home Mortgage
    Investment Trust, Ser 2005-4,
    Cl 5A (D)
      5.350%, 06/25/07                                    3,293           3,303
  American Home Mortgage
    Investment Trust, Ser 2006-1,
    Cl 2A3 (D)
      5.100%, 06/25/07                                    1,365           1,352
  Ameriquest Mortgage Securities,
    Ser 2003-2, Cl M1 (D)
      6.220%, 06/25/07                                      475             475
  Argent Securities, Ser 2003-W5,
    Cl M1 (D)
      6.020%, 06/25/07                                      250             252
  Argent Securities, Ser 2003-W9,
    Cl M1 (D)
      6.010%, 06/26/07                                      369             371
  Asset-Backed Securities Home Equity
    Loan Trust, Ser 2003-HE5,
    Cl M1 (D)
      6.070%, 06/15/07                                      456             457
  Banc of America Commercial
    Mortgage, Ser 2006-2, Cl A1
      5.611%, 05/10/45                                      993             996
  Banc of America Funding,
    Ser 2006-A, Cl 2A2 (D)
      5.566%, 06/01/07                                      175             179

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Basic Asset Backed Securities Trust,
    Ser 2006-1, Cl A1 (D)
      5.400%, 06/25/07                            $       1,406   $       1,406
  Bear Stearns Alt-A Trust,
    Ser 2004-12, Cl 2A2
      4.943%, 06/01/07                                    1,650           1,664
  Chase Funding Mortgage Loan,
    Ser 2003-1, Cl 1A4
      4.119%, 02/25/29                                       66              66
  Chase Funding Mortgage Loan,
    Ser 2004-2, Cl 1A3
      4.209%, 09/25/26                                      283             281
  Countrywide Alternative Loan Trust,
    Ser 2004-33, Cl 1A1 (D)
      4.975%, 06/01/07                                      948             961
  Countrywide Alternative Loan Trust,
    Ser 2005-69, Cl M3 (D)
      6.470%, 06/27/07                                      220             217
  Countrywide Alternative Loan Trust,
    Ser 2005-IM1, Cl M3 (D)
      7.320%, 06/27/07                                      380             356
  Countrywide Alternative Loan Trust,
    Ser 2006-0A11, Cl M3 (D)
      5.750%, 06/30/07                                      450             449
  Countrywide Asset-Backed
    Certificates, Ser 2003-5,
    Cl MV2 (D)
      6.920%, 01/25/34                                      303             306
  Countrywide Asset-Backed
    Certificates, Ser 2004-11,
    Cl A2 (D)
      5.700%, 06/25/07                                      109             109
  Countrywide Asset-Backed
    Certificates, Ser 2005-15,
    Cl 1AF1 (D)
      5.460%, 06/25/07                                      472             473
  Countrywide Asset-Backed
    Certificates, Ser 2006-IM1,
    Cl A1 (D)
      5.410%, 06/27/07                                      432             432
  Countrywide Home Equity Loan Trust,
    Ser 2006-D, Cl 2A (D)
      5.520%, 06/30/07                                    2,263           2,261
  Countrywide Home Loans,
    Ser 2004-22, Cl A1 (D)
      5.084%, 06/01/07                                      624             618
  Countrywide Home Loans,
    Ser 2006-HYB2, Cl 1A1 (D)
      5.054%, 06/20/07                                    1,826           1,821
  Countrywide Home Loans,
    Ser 2007-HYB1, Cl 1A1 (D)
      5.581%, 06/01/07                                    1,499           1,496


--------------------------------------------------------------------------------
144           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Credit Suisse Asset-Backed Mortgage
    Trust, Ser 2006-1, Cl A1B (D)
      5.540%, 06/26/07                            $         475   $         475
  Credit Suisse Asset-Backed Mortgage
    Trust, Ser 2007-1, Cl 1A1A (D)
      5.898%, 12/25/37                                    4,192           4,190
  DLSA Mortgage Loan Trust,
    Ser 2006-AR1, Cl M4 (D)
      6.060%, 06/19/07                                      250             246
  DSLA Mortgage Loan Trust,
    Ser 2004-AR4, Cl B1 (D)
      5.920%, 06/19/07                                      321             324
  DSLA Mortgage Loan Trust,
    Ser 2006-AR1, Cl M5 (D)
      6.130%, 06/19/07                                      150             147
  DSLA Mortgage Loan Trust,
    Ser 2006-AR1, Cl M7 (D)
      7.070%, 06/19/07                                      150             147
  Deutsche Alternatives Securities
    Mortgage Loan Trust,
    Ser 2006-AB3, Cl A1 (D)
      6.250%, 06/30/36                                    1,150           1,150
  Duke Funding, Ser 2004-6B,
    Cl A1S1 (C) (D) (F)
      5.420%, 07/09/07                                    2,224           2,224
  First Franklin Mortgage Loan Asset,
    Ser 2004-FF10, Cl A2 (D)
      5.720%, 06/26/07                                      108             108
  First Franklin Mortgage Loan Asset,
    Ser 2005-FF4, Cl 2A3 (D)
      5.540%, 06/25/07                                    1,762           1,763
  First Horizon Alternative Mortgage
    Trust, Ser 2006-AA6, Cl 2A1 (D)
      5.686%, 06/01/07                                    5,372           5,364
  First Horizon Mortgage Pass-Through
    Trust, Ser 2006-AR3, Cl 1A1 (D)
      5.695%, 06/01/07                                    1,567           1,561
  GMAC Mortgage Loan Trust,
    Ser 2006-HE1, Cl A (D)
      5.530%, 06/25/07                                    5,400           5,396
  GSAA Home Equity NIM Trust,
    Ser 2006-2, Cl 2A1 (D)
      5.420%, 06/27/07                                    2,343           2,342
  GSAA Home Equity NIM Trust,
    Ser 2006-HE3N, Cl N1 (F)
      5.500%, 05/25/36                                       62              44
  Greenpoint Mortgage Funding Trust,
    Ser 2006-AR1, Cl M3 (D)
      5.890%, 06/27/07                                      350             348
  HSI Asset Securitization Trust,
    Ser 2005-NC2, Cl M2A1 (D)
      5.450%, 06/25/07                                      348             348

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Home Equity Asset NIM Trust,
    Ser 2003-4, Cl M2 (D)
      7.220%, 06/25/07                            $         350   $         351
  Home Equity Asset NIM Trust,
    Ser 2006-1N, Cl A (F)
      6.500%, 05/27/36                                       55              41
  Impac NIM Trust, Ser 2006-1,
    Cl N (F)
      6.000%, 03/25/36                                       12              12
  Indymac Mortgage Loan Trust,
    Ser 2004-AR11, Cl 4A1 (D)
      5.807%, 06/01/07                                    2,195           2,192
  Indymac Mortgage Loan Trust,
    Ser 2004-AR6, Cl 1A (D)
      5.495%, 06/01/07                                      259             259
  Lehman Mortgage Trust,
    Ser 2006-4, Cl 4A1
      6.000%, 08/25/21                                    3,783           3,808
  Lehman XS Trust, Ser 2005-5N,
    Cl M4 (D)
      7.070%, 06/30/07                                      575             514
  Lehman XS Trust, Ser 2005-7N,
    Cl M71 (D)
      7.070%, 06/27/07                                      335             298
  MLCC Mortgage Investors,
    Ser 2006-1, Cl 1A1 (D)
      5.328%, 06/01/07                                    2,083           2,099
  Master Adjustable Rate Mortgages,
    Ser 2004-6, Cl 2A1 (D)
      5.329%, 07/25/34                                    3,114           3,117
  Master Adjustable Rate Mortgages,
    Ser 2005-2, Cl 3A1 (D)
      4.756%, 06/01/07                                    1,668           1,677
  Master Asset Backed Securities Trust,
    Ser 2006-AB1, Cl A1 (D)
      5.460%, 06/27/07                                    2,233           2,233
  Merrill Lynch Mortgage Investors
    Trust, Ser 2003-HE1, Cl M2 (D)
      6.970%, 06/25/07                                      177             177
  Merrill Lynch Mortgage Investors
    Trust, Ser 2005-HE2, Cl A2A (D)
      5.430%, 06/27/07                                      211             211
  Morgan Stanley, Ser 2003-NC10,
    Cl M1 (D)
      6.000%, 06/27/07                                      621             621
  New Century Home Equity Loan
    Trust, Ser 2004-A, Cl AII3 (D)
      4.450%, 06/01/07                                      597             593
  New Century Home Equity Loan
    Trust, Ser 2005-A, Cl A2 (G)
      4.461%, 06/25/07                                    1,315           1,304
  Nomura Asset Acceptance,
    Ser 2004-R1, Cl A1 (F)
      6.500%, 03/25/34                                      360             365
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           145

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Nomura Asset Acceptance,
    Ser 2004-R2, Cl A1 (D) (F)
      6.500%, 10/25/34                            $         436   $         441
  Nomura Asset Acceptance,
    Ser 2007-1, Cl 1A1A (G)
      5.995%, 06/09/07                                    2,119           2,119
  Novastar Home Equity Loan,
    Ser 2007-1, Cl A2A (D)
      5.420%, 06/30/07                                    3,592           3,592
  Option One Mortgage Loan Trust,
    Ser 2003-5, Cl M1 (D)
      5.970%, 06/23/07                                      373             374
  Option One Mortgage Loan Trust,
    Ser 2006-1, Cl M10 (D) (F)
      7.820%, 06/27/07                                       70              62
  Option One Mortgage Loan Trust,
    Ser 2006-1, Cl M11 (D) (F)
      7.820%, 06/27/07                                      150             115
  Renaissance Home Equity Loan
    Trust, Ser 2004-2, Cl AF3 (G)
      4.464%, 07/25/34                                      206             204
  Residential Accredit Loans,
    Ser 2005-Q05, Cl M3 (D)
      6.120%, 06/25/07                                      349             348
  Residential Accredit Loans,
    Ser 2005-QA3, Cl NB2 (D)
      5.248%, 06/25/07                                    1,677           1,674
  Residential Accredit Loans,
    Ser 2006-Q01, Cl 2A3 (D)
      5.720%, 06/27/07                                      338             338
  Residential Asset Mortgage Products,
    Ser 2003-RS11, Cl MII1 (D)
      6.050%, 06/25/07                                       54              54
  Residential Asset Mortgage Products,
    Ser 2006-RZ1, Cl A1 (D)
      5.400%, 06/27/07                                    3,167           3,168
  Residential Asset Mortgage Products,
    Ser 2007-RS1, Cl A1
      5.400%, 06/09/07                                    2,887           2,886
  Residential Asset Securities,
    Ser 2006-EMX2, Cl A1 (D)
      5.400%, 06/27/07                                      992             992
  Residential Asset Securities,
    Ser 2006-KS2, Cl A1 (D)
      5.390%, 06/27/07                                    1,425           1,425
  Residential Asset Securitization Trust,
    Ser 2004-IP2, Cl 3A1 (D)
      5.275%, 06/25/07                                    1,527           1,518
  Resmae Mortgage Loan Trust,
    Ser 2006-1, Cl A2A (D) (F)
      5.420%, 06/25/07                                    1,299           1,299
  Resmae Mortgage Loan Trust,
    Ser 2006-1, Cl A2B (D) (F)
      5.470%, 06/25/07                                    1,500           1,500

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  SB Finance NIM Trust,
    Ser 2006-KS4N, Cl N1 (F)
      7.500%, 06/25/36                            $          62   $          62
  Sharps SP I LLC NIM Trust,
    Ser 2005-HE3N, Cl N (F)
      5.000%, 05/25/35                                      102             100
  Structured Adjustable Rate Mortgage
    Loan, Ser 2005-16 XS, Cl M2 (D)
      6.220%, 06/25/07                                      205             203
  Structured Asset Investment Loan
    Trust, Ser 2003-BC4, Cl M2 (D)
      8.320%, 06/25/07                                      371             372
  Structured Asset Investment Loan
    Trust, Ser 2005-1, Cl A4 (D) (F)
      5.550%, 06/25/07                                      249             249
  Structured Asset Investment Loan
    Trust, Ser 2005-8, Cl A2 (D)
      5.450%, 06/25/07                                      215             215
  Structured Asset Securities,
    Ser 2007-GEL2, Cl A1
      5.470%, 06/25/07                                    4,082           4,082
  Terwin Mortgage Trust, Ser 2006-5,
    Cl 1A2A (D) (F)
      5.410%, 06/26/07                                    3,000           3,000
  Terwin Mortgage Trust, Ser 2006-6,
    Cl 2A1 (D)
      4.500%, 06/25/36                                      441             437
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-HY2, Cl 1A1 (D)
      5.776%, 04/25/37                                    1,952           1,957
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-HY4, Cl 1A1 (D)
      5.575%, 06/01/07                                    3,848           3,812
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-HY6, Cl HY6 (D)
      5.707%, 06/25/37                                    3,000           2,999
  Wells Fargo Mortgage Backed
    Securities Trust, Ser 2004-I,
    Cl B1 (D)
      5.371%, 06/01/07                                      216             217
                                                                  --------------
Total Asset-Backed Securities
  (Cost $116,771) ($ Thousands)                                         116,765
                                                                  --------------
CORPORATE OBLIGATIONS -- 3.5%

CONSUMER DISCRETIONARY -- 0.1%
  CVS Caremark
      5.750%, 06/01/17                                      305             301
  Comcast
      5.300%, 01/15/14                                      520             508

--------------------------------------------------------------------------------
146           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Cox Communications
      4.625%, 06/01/13                            $         415   $         392
  Time Warner
      6.875%, 05/01/12                                      415             436
                                                                  --------------
                                                                          1,637
                                                                  --------------
ENERGY -- 0.1%
  Dominion Resources
      4.750%, 12/15/10                                      280             273
  Exelon Generation
      6.950%, 06/15/11                                      415             434
  Kinder Morgan Energy Partners
      5.000%, 12/15/13                                      415             396
                                                                  --------------
                                                                          1,103
                                                                  --------------
FINANCIALS -- 3.3%
  Aetna
      5.750%, 06/15/11                                      415             419
  American General Finance (C) (D) (F)
      5.370%, 06/15/07                                    4,300           4,300
  Bear Stearns
      5.350%, 02/01/12                                      555             550
  Bear Stearns EXL (C) (D)
      5.360%, 06/15/07                                    5,279           5,279
  Capmark Financial Group
      6.300%, 05/10/17                                       77              77
      5.875%, 05/10/12                                      155             154
  Cit Group
      5.000%, 02/13/14                                      555             525
  Countrywide Financial Services
    MTN (C) (D)
      5.430%, 06/27/07                                    1,779           1,779
  Countrywide Financial Services
    MTN, Ser A (C) (D)
      5.440%, 08/06/07                                    4,448           4,448
  Credit Suisse First Boston USA
      6.500%, 01/15/12                                      280             292
  Genworth Financial
      5.750%, 06/15/14                                      415             417
  Goldman Sachs
      5.500%, 11/15/14                                      835             826
  HSBC Finance
      6.375%, 10/15/11                                      415             427
  Irish Life & Permanent MTN,
    Ser X (C) (D) (F)
      5.360%, 06/21/07                                    3,944           3,944
  Istar Financial+
      5.875%, 03/15/16                                      280             272
  JPMorgan Chase
      5.125%, 09/15/14                                      415             404
  Jackson National Life Funding
    (C) (D) (F)
      5.320%, 06/01/07                                    6,524           6,524

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Lehman Brothers Holdings MTN
      5.750%, 05/17/13                            $         140   $         141
      5.500%, 04/04/16                                      275             270
  Merrill Lynch
      6.050%, 05/16/16                                      415             420
  Morgan Stanley
      4.750%, 04/01/14                                      415             391
  Morgan Stanley EXL (C) (D)
      5.400%, 06/04/07                                    1,038           1,038
  Morgan Stanley EXL, Ser S (C) (D)
      5.360%, 06/04/07                                    1,483           1,483
  Morgan Stanley MTN, Ser G (D)
      5.650%, 07/04/07                                      595             594
  Nationwide Building Society
    (C) (D) (F)
      5.410%, 06/28/07                                    1,631           1,631
      5.370%, 06/07/07                                    2,966           2,966
  Northern Rock (C) (D) (F)
      5.380%, 06/04/07                                    3,055           3,055
  Premium Asset Trust,
    Ser 2004-10 (C) (D) (F)
      5.380%, 06/15/07                                    4,152           4,152
  Residential Capital
      6.875%, 06/30/15                                       80              80
      6.500%, 04/17/13                                      980             969
      6.000%, 02/22/11                                      220             216
  SLM EXL MTN (C) (D)
      5.320%, 06/15/07                                    3,262           3,262
  Shinsei Finance Cayman (D) (F)
      6.418%, 01/29/49                                      545             542
  Simon Property Group+
      5.750%, 12/01/15                                      280             281
      5.600%, 09/01/11                                      300             301
  Skandinav Enskilda Bank (C) (D) (F)
      5.320%, 06/18/07                                    3,262           3,262
  Stanfield Victoria MTN (C) (F)
      5.450%, 06/11/07                                    2,966           2,966
  UniCredito Italiano Bank (C) (D) (F)
      5.350%, 07/11/07                                    7,414           7,413
  Wachovia
      5.300%, 10/15/11                                      965             959
      4.875%, 02/15/14                                      280             269
  Washington Mutual Preferred
    Funding (B) (D) (F)
      6.534%, 03/15/49                                      600             586
                                                                  --------------
                                                                         67,884
                                                                  --------------
HEALTH CARE -- 0.0%
  Teva Pharmaceutical
      5.550%, 02/01/16                                      415             404
  Wellpoint
      6.800%, 08/01/12                                      280             294
                                                                  --------------
                                                                            698
                                                                  --------------
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           147

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                               ($ Thousands)/Shares    ($ Thousands)
--------------------------------------------------------------------------------
INDUSTRIALS -- 0.0%
  Lafarge
      6.150%, 07/15/11                            $         250   $         255
  US Steel
      5.650%, 06/01/13                                      165             164
                                                                  --------------
                                                                            419
                                                                  --------------
TELECOMMUNICATION SERVICES -- 0.0%
  Vodafone Group
      5.625%, 02/27/17                                      320             312
      5.350%, 02/27/12                                      110             109
                                                                  --------------
                                                                            421
                                                                  --------------
Total Corporate Obligations
  (Cost $72,043) ($ Thousands)                                           72,162
                                                                  --------------
PREFERRED STOCK -- 1.3%

AUSTRALIA -- 0.0%
  News                                                    2,988              67
                                                                  --------------
BRAZIL -- 1.1%
  Acesita                                                 8,100             296
  Banco Bradesco                                         32,600             821
  Banco Itau Holding Financeira                          11,000             484
  Centrais Eletricas Brasileiras, Cl B               23,658,000             619
  Centrais Eletricas de Santa Catarina                    4,800             102
  Cia Brasileira de Petroleo Ipiranga                     6,300              78
  Cia de Bebidas das Americas*                           99,000              67
  Cia Energetica de Minas Gerais                     89,427,772           3,493
  Cia Paranaense de Energia                          21,166,000             314
  Cia Vale do Rio Doce, Cl A                             51,200           1,956
  Construtora Sultepa                                       600               2
  Gerdau                                                 14,800             334
  Industrias J B Duarte*                                  1,200              --
  Magnesita                                           6,157,000              90
  Mangels Industrial                                      1,400              15
  NET Servicos de Comunicacao*                          190,354           3,176
  Paranapanema*                                           7,900             156
  Petroleo Brasileiro                                   136,800           3,276
  Tam                                                   110,542           3,748
  Tele Norte Leste Participacoes                         22,800             435
  Telecomunicacoes de Sao Paulo                           3,700             108
  Telemar Norte Leste                                     9,000             243
  Usinas Siderurgicas de
    Minas Gerais, Cl A                                   31,800           1,779
                                                                  --------------
                                                                         21,592
                                                                  --------------
GERMANY -- 0.1%
  Porsche                                                   837           1,480
                                                                  --------------

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
ITALY -- 0.1%
  Istituto Finanziario Industriale                       50,500   $       2,041
                                                                  --------------
SOUTH KOREA -- 0.0%
  Hyundai Motor (Second Preferred)                        9,150             358
  Samsung Electronics                                     1,000             452
                                                                  --------------
                                                                            810
                                                                  --------------
Total Preferred Stock
  (Cost $18,753) ($ Thousands)                                           25,990
                                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.8%
  FHLMC (A) (H)
      5.249%, 11/09/07                            $       7,375           7,209
  FHLMC CMO STRIPS, Ser 232,
    Cl IO, IO
      5.000%, 08/01/35                                    8,564           2,161
  FHLMC CMO STRIPS, Ser 233,
    Cl 12, IO
      5.000%, 09/15/35                                    1,461             367
  FNMA (A) (H)
      5.213%, 08/01/07                                      100              99
      5.204%, 06/27/07                                    1,095           1,091
      4.680%, 06/01/07                                      650             650
  FNMA CMO STRIPS, Ser 10,
    Cl FD (D)
      5.670%, 06/25/07                                    1,806           1,810
  FNMA CMO STRIPS, Ser 359,
    Cl 6, IO
      5.000%, 11/01/35                                      572             143
  FNMA CMO STRIPS, Ser 360,
    Cl 2, IO
      5.000%, 08/01/35                                    9,781           2,481
  FNMA CMO STRIPS, Ser 377,
    Cl 2, IO
      5.000%, 10/01/36                                    1,731             450
                                                                  --------------
Total U.S. Government Agency Obligations
  (Cost $16,124) ($ Thousands)                                           16,461
                                                                  --------------
EQUITY LINKED WARRANT -- 0.3%

TAIWAN -- 0.3%
  HON HAI Precision Industry*                               718           5,067
                                                                  --------------
Total Equity Linked Warrant
  (Cost $3,804) ($ Thousands)                                             5,067
                                                                  --------------




--------------------------------------------------------------------------------
148           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
EXCHANGE TRADED FUND -- 0.0%
  iShares MSCI EAFE Index Fund*                             700   $          57
                                                                  --------------
Total Exchange Traded Fund
  (Cost $56) ($ Thousands)                                                   57
                                                                  --------------

                                                       Number
                                                    of Rights
                                                    ---------
RIGHTS -- 0.0%

BRAZIL -- 0.0%
  Ambev, Expires 04/30/08*                                   66              --
                                                                  --------------
Total Rights
  (Cost $--) ($ Thousands)                                                   --
                                                                  --------------
CASH EQUIVALENTS -- 6.0%

UNITED STATES -- 6.0%
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%**++                                 43,852,077          43,852
  SEI Liquidity Fund, L.P.,
    5.490% (C)**++                                   80,072,000          80,072
                                                                  --------------
Total Cash Equivalents
  (Cost $123,924) ($ Thousands)                                         123,924
                                                                  --------------
TIME DEPOSITS -- 2.4%
  Brown Brothers Harriman
      7.750%, 06/01/07                             ZAR    2,360             332
      6.950%, 06/01/07                             NZD       39              29
      5.408%, 06/01/07                             AUD      111              91
      4.770%, 06/01/07                                   43,909          43,909
      4.760%, 06/01/07                             GBP      131             259
      3.350%, 06/01/07                             CAD      179             167
      3.250%, 06/01/07                             HKD    2,706             346
      3.150%, 06/01/07                             NOK        3               1
      3.030%, 06/01/07                             EUR    1,388           1,868
      3.000%, 06/01/07                             DKK       15               3
      2.350%, 06/01/07                             SEK      343              50
      1.293%, 06/01/07                             CHF    1,992           1,625
      1.150%, 06/01/07                             SGD       29              19
      0.100%, 06/01/07                             JPY   47,260             388
                                                                  --------------
Total Time Deposits
(Cost $49,087) ($ Thousands)                                             49,087
                                                                  --------------


--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (C) (E)-- 1.1%
  KKR Pacific Funding Trust
      5.310%, 06/15/07                                    5,368   $       5,357
  OCALA Funding LLC
      5.310%, 06/19/07                                    2,224           2,218
  Rhineland Funding Capital
      5.280%, 06/06/07                                    1,090           1,089
  Thornburg Mortgage Capital
    Resources
      5.290%, 06/07/07                                    5,931           5,926
  Valour Bay Capital LLC
      5.320%, 06/11/07                                    2,421           2,417
      5.320%, 06/13/07                                    4,448           4,441
                                                                  --------------
Total Commercial Paper
  (Cost $21,448) ($ Thousands)                                           21,448
                                                                  --------------
U.S. TREASURY OBLIGATIONS (E) -- 0.7%
  U.S. Treasury Bills
      4.922%, 06/14/07 (A)                                  200             200
      4.813%, 08/23/07 (A)                                3,233           3,198
      4.721%, 07/26/07                                    2,530           2,512
      3.624%, 06/21/07                                    1,460           1,456
  U.S. Treasury Inflationary Index Notes
      3.875%, 04/15/29                                    1,249           1,534
      2.375%, 04/15/11                                    5,618           5,586
                                                                  --------------
Total U.S. Treasury Obligations
  (Cost $14,518) ($ Thousands)                                           14,486
                                                                  --------------
CERTIFICATES OF DEPOSIT (C) -- 0.2%
  Barclays Bank (D)
      5.440%, 06/11/07                                    1,483           1,483
  CC USA (F)
      5.520%, 06/18/07                                    2,965           2,965
                                                                  --------------
Total Certificates of Deposit
  (Cost $4,448) ($ Thousands)                                             4,448
                                                                  --------------
MASTER NOTE (C) (E)-- 0.1%
  Bear Stearns
      5.430%, 06/01/07                                    2,966           2,966
                                                                  --------------
Total Master Note
  (Cost $2,966) ($ Thousands)                                             2,966
                                                                  --------------




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           149

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (C) (I) -- 1.8%
  Barclays Capital
    5.280%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $1,022,307
    (collateralized by a U.S. Government
    obligation, par value $1,042,709,
    0.000%, 06/01/07, total market
    value $1,042,605)                             $       1,022   $       1,022
  Deutsche Bank
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $2,918,710
    (collateralized by U.S. Government
    obligations, ranging in par value
    $16,133-$960,858, 4.000%-
    6.000%, 02/01/08-11/04/20,
    total market value $2,976,656)                        2,918           2,918
  Lehman Brothers
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $32,626,524
    (collateralized by U.S. Government
    obligations, ranging in par value
    $6,892,169-$56,484,837, 3.875%-
    8.875%, 06/15/08-03/15/31,
    total market value $33,274,191)                      32,622          32,622
                                                                  --------------
Total Repurchase Agreements
  (Cost $36,562) ($ Thousands)                                           36,562
                                                                  --------------
Total Investments -- 112.8%
  (Cost $2,003,742) ($ Thousands)                                 $   2,315,324
                                                                  ==============


A summary of the open futures contracts held by the Fund at May 31, 2007, is as follows (See Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
                               NUMBER OF                          APPRECIATION/
                               CONTRACTS       EXPIRATION         (DEPRECIATION)
TYPE OF CONTRACT              LONG (SHORT)       DATE              ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                      (55)           Mar-2008              $     22
90-Day Euro$                      (44)           Mar-2009                    24
90-Day Euro$                      (39)           Mar-2010                    10
90-Day Euro$                      (34)           Mar-2011                    (4)
90-Day Euro$                       (4)           Mar-2012                     4
90-Day Euro$                      (31)           Jun-2007                   (17)
90-Day Euro$                       (8)           Jun-2008                     9
90-Day Euro$                      102            Jun-2009                   (82)
90-Day Euro$                     (182)           Jun-2010                   112
90-Day Euro$                       (4)           Jun-2011                     3
90-Day Euro$                      (55)           Sep-2007                    28
90-Day Euro$                      (56)           Sep-2008                    29
90-Day Euro$                      102            Sep-2009                   (82)
90-Day Euro$                      (44)           Sep-2010                     9
90-Day Euro$                        7            Sep-2011                    (5)
90-Day Euro$                      (58)           Dec-2007                    17
90-Day Euro$                     (274)           Dec-2008                   163
90-Day Euro$                      (38)           Dec-2009                    11
90-Day Euro$                      (43)           Dec-2010                     5
90-Day Euro$                       (4)           Dec-2011                     3
Amsterdam Index                    69            Jun-2007                   219
CAC40 10 Euro                     224            Jun-2007                   343
DAX Index                          70            Jun-2007                 2,481
DJ Euro Stoxx 50 Index            342            Jun-2007                 1,520
FTSE 100 Index                    451            Jun-2007                 2,714
Hang Seng Index                    54            Jun-2007                     6
IBEX 35 Plus Index                 38            Jun-2007                   271
MSCI Sing Index                    35            Jun-2007                   (31)
Nikkei 225 Index                   14            Jun-2007                    62
OMX Index                         578            Jun-2007                    40
S&P/MIB Index                      35            Jun-2007                   746
S&P/TSE 60 Index                  189            Jun-2007                 1,979
SPI 200 Index                     140            Jun-2007                   946
Topix Index                       232            Jun-2007                 1,052
U.S. 2 Year Treasury Note         (37)           Sep-2007                    13
U.S. 5 Year Treasury Note        (202)           Sep-2007                    25
U.S. 10 Year Treasury Note        (29)           Sep-2007                    --
U.S. Long Treasury Bond            (1)           Jun-2007                     3
U.S. Long Treasury Bond           (18)           Sep-2007                    --
                                                                       --------
                                                                       $ 12,648
                                                                       ========

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2007, is as follows (See Note 2 in Notes to Financials Statements):
--------------------------------------------------------------------------------
                                                                    UNREALIZED
                                CURRENCY           CURRENCY       APPRECIATION
MATURITY                       TO DELIVER         TO RECEIVE      (DEPRECIATION)
  DATE                         (THOUSANDS)       (THOUSANDS)      ($ THOUSANDS)
--------------------------------------------------------------------------------
6/21/07                      AUD       8,311   EUR       5,083        $     (29)
6/21/07                      AUD       7,444   GBP       3,107              (12)
6/21/07                      EUR       3,209   AUD       5,269               38
6/21/07                      EUR       2,650   CHF       4,375                8
6/21/07                      EUR      19,071   USD      25,776               98
6/21/07                      GBP       2,389   AUD       5,756               37
6/21/07                      HKD     108,295   USD      13,856              (15)
6/21/07                      SEK       4,800   USD         704                9
6/21/07                      SGD      14,364   USD       9,430               24
6/21/07                      CHF       4,810   EUR       2,924                5
6/21/07                      MXP     114,409   USD      10,555              (83)
6/21/07                      USD       4,102   ZAR      29,053              (26)
6/21/07-6/25/07              USD      24,911   AUD      30,314              160
6/21/07-6/25/07              USD      26,596   CAD      28,912              469
6/21/07-6/25/07              USD      92,462   GBP      46,897              286
6/21/07-6/25/07              USD       6,543   NOK      39,590               20
6/21/07-8/21/07              NZD      16,768   JPY   1,328,000           (1,330)



--------------------------------------------------------------------------------
150           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                CURRENCY           CURRENCY      APPRECIATION
MATURITY                       TO DELIVER         TO RECEIVE     (DEPRECIATION)
DATE                           (THOUSANDS)       (THOUSANDS)     ($ THOUSANDS)
--------------------------------------------------------------------------------
6/21/07-8/21/07              JPY   2,123,000   NZD      25,912        $   1,478
6/21/07-9/21/07              USD      50,892   CHF      62,028             (101)
6/21/07-10/19/07             CHF      34,800   USD      28,691              112
6/21/07-10/19/07             GBP       6,915   JPY   1,587,000             (552)
6/21/07-10/19/07             USD      53,038   JPY   6,299,644           (1,031)
6/21/07-10/19/07             GBP      10,176   CHF      24,100             (354)
6/21/07-11/21/07             CHF      37,400   GBP      15,707              335
6/21/07-11/21/07             JPY   3,175,000   GBP      13,729              818
6/21/07-11/21/07             JPY   4,784,000   USD      40,605              953
6/25/07                      USD       5,714   SEK      39,120              (47)
6/25/07                      USD       1,365   DKK       7,548               (1)
6/25/07                      USD      60,997   EUR      45,263              (46)
6/25/07                      USD       3,040   HKD      23,758                3
6/25/07                      USD         257   NZD         353                2
6/25/07                      USD       1,876   SGD       2,853               (6)
9/21/07-10/19/07             CHF       3,900   NZD       4,526               82
9/21/07-11/21/07             JPY     394,000   AUD       4,143              122
10/19/07                     NZD       1,492   CHF       1,300              (15)
                                                                      ---------
                                                                      $   1,411
                                                                 ==============

A summary of outstanding swap agreements held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):

-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL RETURN SWAPS
-------------------------------------------------------------------------------------------------------------------------
                                                                                                          NET UNREALIZED
                                                                                           NOTIONAL        APPRECIATION
                                                                          EXPIRATION        AMOUNT        (DEPRECIATION)
DESCRIPTION                                                                  DATE        (THOUSANDS)       ($ THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
Delivers payment on the quarterly reset spread from Swiss Market
  Index plus 23 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the
  payment period. (Counterparty: JPMorgan Chase)                             01/24/08         14,200 CHF       $     439

Receive payment on the monthly reset spread from Banc of America -
  CMBS AAA10Yr Index plus 8 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Bank of America)                   07/31/07         25,000                  42

Receive payment on the monthly reset spread from Banc of America -
  CMBS AAA10Yr Index plus 8 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Bank of America)                   09/30/07         17,000                  29

Receive payment on the monthly reset spread from Banc of America -
  CMBS AAA10Yr Index plus 5 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Bank of America)                   08/31/07         19,000                  40

Receive payment on the monthly reset spread from Banc of America -
  CMBS AAA10Yr Index plus 20 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Bank of America)                   09/30/07         15,000                  27

Receive payment on the monthly reset spread from Banc of America -
  CMBS AAA10Yr Index plus 20 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Goldman Sachs)                     10/31/07          7,000                  20

Receive payment on the monthly reset spread from Banc of America -
  CMBS AAA10Yr Index plus 15 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Wachovia)                          08/31/07          9,000                  38

-------------------------------------------------------------------------------------------------------------------------
                                                                                                          NET UNREALIZED
                                                                                           NOTIONAL        APPRECIATION
                                                                          EXPIRATION        AMOUNT        (DEPRECIATION)
DESCRIPTION                                                                  DATE        (THOUSANDS)       ($ THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
Receive payment on the monthly reset spread from Banc of America -
  CMBS IG 10Yr Index plus 20 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Bank of America)                   10/31/07          6,000           $     (10)

Receive payment on the monthly reset spread from Lehman Brothers -
  CMBS AAA 8.5 Plus Index minus 5 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread
  depreciates over the payment period. (Counterparty: Wachovia)              06/30/07          6,000                   3

Receive payment on the monthly reset spread from Lehman Brothers -
  CMBS AAA 8.5 Plus Index plus 17.5 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread
  depreciates over the payment period. (Counterparty: Wachovia)              10/31/07         10,000                  15

Receive payment on the monthly reset spread from Lehman Brothers -
  CMBS AAA 8.5 Plus Index plus 20 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread
  depreciates over the payment period. (Counterparty: Wachovia)              10/31/07         16,000                  10

Receive payment on the monthly reset spread from Lehman Brothers -
  CMBS AAA 10YR Index plus 5 basis points times the notional amount.
  Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates
  over the payment period. (Counterparty: Wachovia)                          08/31/07         17,000                  11

Delivers payment on the quarterly reset spread from MSCI EAFE Index minus 20 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the
  payment period. (Counterparty: Bear Stearns)                               03/24/08         21,163               1,510

Delivers payment on the quarterly reset spread from MSCI Japan Net
  Index plus 20 basis points times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the
  payment period. (Counterparty: Goldman Sachs)                              03/24/08         20,100                (531)
                                                                                                               ---------
                                                                                                               $   1,643
                                                                                                               =========
------------------------------------------------------------------------------------------------------------------------
                                                   CREDIT DEFAULT SWAPS
------------------------------------------------------------------------------------------------------------------------
Fund receives monthly payment of 0.5400% (6.480% per annum) times the notional amount of the ABX.HE.A 06-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Bank of America)                    07/25/45           6,000          $     (88)

Fund receives monthly payment of 0.5400% (6.480% per annum) times the notional amount of the ABX.HE.A 06-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Bank of America)                    07/25/45           6,500               (104)

Fund receives monthly payment of 0.4400% (5.280% per annum) times the notional amount of the ABX.HE.A 06-2 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Bank of America)                    05/25/46          13,000               (376)

Fund receives monthly payment of 0.6400% (7.680% per annum) times the notional amount of the ABX.HE.A 07-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Bank of America)                    08/25/37           1,000                 35

Fund pays quarterly payment of 0.3200% (1.280% per annum) times the notional amount of Alcan, Inc., 4.875%, 09/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        03/20/14             850                  5

Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of Alcan, Inc., 4.875%, 09/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/13           1,000                  3


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           151

SCHEDULE OF INVESTMENTS

May 31, 2007

-------------------------------------------------------------------------------------------------------------------------
                                                                                                          NET UNREALIZED
                                                                                           NOTIONAL        APPRECIATION
                                                                          EXPIRATION        AMOUNT        (DEPRECIATION)
DESCRIPTION                                                                 DATE         (THOUSANDS)       ($ THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.4400% (1.760% per annum) times the notional amount of Autozone, Inc., 5.875%, 10/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11          1,000           $      (9)

Fund pays quarterly payment of 0.5500% (2.200% per annum) times the notional amount of Black & Decker Corp., 7.125%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11          1,000                  (5)

Fund pays quarterly payment of 0.2000% (0.800% per annum) times the notional amount of Campbell Soup Co., 4.875%, 10/01/13. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            06/20/14          1,600                  (4)

Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG., Series 7 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the
  defined obligation. (Counterparty: Bank of America)                        12/20/11         18,400                 129

Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event,
  Fund pays the notional amount and takes receipt of the defined
  obligation. (Counterparty: Bank of America)                                12/20/11          1,400                   2

Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event,
  Fund pays the notional amount and takes receipt of the defined
  obligation. (Counterparty: Bank of America)                                12/20/11          1,000                  --

Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event,
  Fund pays the notional amount and takes receipt of the defined
  obligation. (Counterparty: Bank of America)                                12/20/11            950                   2

Fund pays quarterly payment of 0.4450% (1.780% per annum) times the notional amount of Darden Restaurants, Inc., 7.125%, 02/01/16. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11          1,000                  (1)

Fund pays quarterly payment of 0.3700% (1.480% per annum) times the notional amount of Johnson Controls, Inc., 7.125%, 07/15/17. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13          1,000                  (7)

Fund pays quarterly payment of 0.4250% (1.700% per annum) times the notional amount of Eastman Chemical Co., 7.600%, 02/01/27. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11          1,000                  (4)

Fund pays quarterly payment of 1.1800% (4.720% per annum) times the notional amount of Gap, Inc., 8.800%, 12/15/08. Upon a defined credit event, Fund will receive the notional amount and deliver the defined
  obligation. (Counterparty: Bank of America)                                12/20/11          1,000                 (17)

  Fund pays quarterly payment of 0.3700% (1.480% per annum) times the notional amount of Johnson Controls, Inc., 7.125%, 07/15/17. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13          1,000                  (8)

Fund pays quarterly payment of 0.4750% (1.900% per annum) times the notional amount of Ltd. Brands, Inc., 6.125%, 12/01/12. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11          1,000                  (1)

Fund pays quarterly payment of 0.7300% (2.920% per annum) times the notional amount of Masco Corp., 5.875%, 07/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/13          1,000                  (4)

Fund pays quarterly payment of 0.4750% (1.900% per annum) times the notional amount of MeadWestvaco, 6.850%, 04/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11          1,000                  (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                          NET UNREALIZED
                                                                                           NOTIONAL        APPRECIATION
                                                                          EXPIRATION        AMOUNT        (DEPRECIATION)
DESCRIPTION                                                                  DATE        (THOUSANDS)       ($ THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of MGIC Investment Corp., 6.000%, 11/01/15. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13          1,000           $       1

Fund pays quarterly payment of 0.2200% (0.880% per annum) times the notional amount of Nucor Corp., 4.875%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11          1,000                  (4)

Fund pays quarterly payment of 0.1400% (0.560% per annum) times the notional amount of Pitney Bowes, Inc., 4.625%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11          2,100                   5

Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of PMI Group, Inc., 6.000%, 09/15/16. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/13          1,000                  10

Fund pays quarterly payment of 0.3900% (1.560% per annum) times the notional amount of Radian Group, Inc., 7.750%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/13          1,000                  11

Fund pays quarterly payment of 0.1900% (0.760% per annum) times the notional amount of TJX Cos, Inc., 7.450%, 12/15/09. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Bank of America)                        12/20/11          1,000                   6

Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Weyerhaeuser, Co., 6.750%, 03/15/12. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Bank of America)            12/20/11          1,000                  (5)

Fund receives monthly payment of 0.5400% (6.480% per annum) times the notional amount of the ABX.HE.A 06-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Bear Stearns)                       07/25/45          1,875                  10

Fund receives monthly payment of 0.6400% (7.680% per annum) times the notional amount of the ABX.HE.A 07-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: JPMorgan Chase)                     08/25/37          1,000                   5

Fund pays quarterly payment of 0.3400% (1.360% per annum) times the notional amount of Agrium, Inc., 8.250%, 02/15/11. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11          1,000                  (5)

Fund pays quarterly payment of 0.4600% (1.840% per annum) times the notional amount of Autozone, Inc., 5.875%, 10/15/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11          1,000                 (10)

Fund pays quarterly payment of 0.5500% (2.200% per annum) times the notional amount of Black & Decker Corp., 7.125%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/11          1,000                  (5)

Fund pays quarterly payment of 0.2150% (0.860% per annum) times the notional amount of Carnival Corp., 6.650%, 01/15/28. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         06/20/12            950                  (1)

Fund pays quarterly payment of 0.2600% (1.040% per annum) times the notional amount of Dow Chemical Co., 6.000%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/13          1,000                   4

Fund pays quarterly payment of 1.1800% (4.720% per annum) times the notional amount of Gap, Inc., 8.800%, 12/15/08. Upon a defined credit event, Fund will receive the notional amount and deliver the defined
  obligation. (Counterparty: JPMorgan Chase)                                 12/20/11          1,000                 (17)


--------------------------------------------------------------------------------
152           SEI Institutional Investments Trust / Annual Report / May 31, 2007

-------------------------------------------------------------------------------------------------------------------------
                                                                                                          NET UNREALIZED
                                                                                           NOTIONAL        APPRECIATION
                                                                          EXPIRATION       AMOUNT         (DEPRECIATION)
DESCRIPTION                                                                 DATE         (THOUSANDS)      ($ THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.3900% (1.560% per annum) times the notional amount of Hasbro, Inc., 2.750%, 12/01/21. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11          1,000      $            9

Fund pays quarterly payment of 0.7700% (3.080% per annum) times the notional amount of Jones Apparel Group, Inc., 5.125%, 11/15/14. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/11          1,000                   3

Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Lubrizol Corp., 7.250%, 06/15/25. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11          1,000                  (4)

Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of MGIC Investment Corp., 6.000%, 03/15/07. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/13          1,000                   1

Fund pays quarterly payment of 0.2800% (1.120% per annum) times the notional amount of Nordstrom, Inc., 6.950%, 03/15/28. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/13          1,000                  (1)

Fund pays quarterly payment of 0.2200% (0.880% per annum) times the notional amount of Nucor Corp., 4.875%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11          1,000                  (4)

Fund pays quarterly payment of 0.3500% (1.400% per annum) times the notional amount of PMI Group, Inc., 6.000%, 09/15/16. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/13          1,000                  10

Fund pays quarterly payment of 0.2000% (0.800% per annum) times the notional amount of PPG Industries, Inc., 7.050%, 08/15/09. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/11          1,000                   1

Fund pays quarterly payment of 0.3900% (1.560% per annum) times the notional amount of Radian Group, Inc., 7.750%, 06/01/11. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/13          1,000                  (5)

Fund pays quarterly payment of 0.2700% (1.080% per annum) times the notional amount of Southwest Airlines Co., 6.500%, 03/01/12. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             12/20/11          1,000                   3

Fund pays quarterly payment of 0.3200% (1.280% per annum) times the notional amount of Washington Mutual Co., 5.250%, 09/15/17. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: JPMorgan Chase)             03/20/12          1,000                  (2)

Fund receives monthly payment of 0.5400% (6.480% per annum) times the notional amount of the ABX.HE.A 06-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Merrill Lynch)                      07/25/45          3,500                  13

Fund receives monthly payment of 0.6400% (7.680% per annum) times the notional amount of the ABX.HE.A 07-1 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Merrill Lynch)                      08/25/37            500                  (2)

Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event,
  Fund pays the notional amount and takes receipt of the defined
  obligation. (Counterparty: Merrill Lynch)                                  12/20/11            850                   6

Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG., Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  obligation. (Counterparty: Merrill Lynch)                                  12/20/11         18,400                 129

-------------------------------------------------------------------------------------------------------------------------
                                                                                                          NET UNREALIZED
                                                                                           NOTIONAL        APPRECIATION
                                                                          EXPIRATION        AMOUNT        (DEPRECIATION)
DESCRIPTION                                                                  DATE         (THOUSANDS)      ($ THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
Fund receives quarterly payment of 0.4000% (1.600% per annum) times the notional amount of CDX.NA.IG. Index. Upon a defined credit event,
  Fund pays the notional amount and takes receipt of the defined
  obligation. (Counterparty: Merrill Lynch)                                  12/20/11          5,100           $      37

Fund receives quarterly payment of 0.4400% (1.760% per annum) times the notional amount of Dow Chemical Co., 6.000%, 10/01/12. Upon a defined credit event, Fund pays the notional amount and takes receipt
  of the defined obligation. (Counterparty: Merrill Lynch)                   12/20/11          2,000                 (20)

Fund pays quarterly payment of 0.2500% (1.000% per annum) times the notional amount of Dow Chemical Co., 6.000%, 10/01/12. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                          12/20/13          1,000                   5

Fund pays quarterly payment of 0.1300% (0.520% per annum) times the notional amount of Lowe's Cos., 8.250%, 06/01/10. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                          12/20/11          1,000                   1

Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Lubrizol Corp., 7.250%, 06/15/25. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                          12/20/11          1,000                  (4)

Fund pays quarterly payment of 0.9000% (3.600% per annum) times the notional amount of MDC Holdings, Inc., 5.500%, 05/15/13. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Merrill Lynch)              12/20/11          1,000                  (9)

Fund pays quarterly payment of 0.2800% (1.120% per annum) times the notional amount of Nordstrom, Inc., 6.950%, 03/15/28. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: Merrill Lynch)                          12/20/13          1,000                  (1)

Fund pays quarterly payment of 0.6900% (2.760% per annum) times the notional amount of RR Donnelly & Sons Co., 4.950%, 04/01/14. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Merrill Lynch)              12/20/11          1,000                  (1)

Fund pays quarterly payment of 0.2700% (1.080% per annum) times the notional amount of Southwest Airlines Co., 6.500%, 03/01/12. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Merrill Lynch)              12/20/11          1,000                   3

Fund pays quarterly payment of 0.4500% (1.800% per annum) times the notional amount of Weyerhaeuser, Co., 6.750%, 03/15/12. Upon a defined credit event, Fund will receive the notional amount and
  deliver the defined obligation. (Counterparty: Merrill Lynch)              03/20/12          1,000                  (3)

Fund pays quarterly payment of 0.3380% (1.352% per annum) times the notional amount of Whirlpool Corp., 7.750%, 07/15/16. Upon a defined credit event, Fund will receive the notional amount and deliver the
  defined obligation. (Counterparty: JPMorgan Chase)                         12/20/11          1,000                  --
                                                                                                               ---------
                                                                                                               $    (284)
                                                                                                               =========

Percentages are based on Net Assets of $2,053,014 ($ Thousands).

*     Non-Income Producing Security

**    Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investments Trust

++    Affiliated security

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at May 31, 2007 (see Note 9). The total value of securities on loan at May 31, 2007 was $197,529 ($ Thousands).

(C) This security was purchased with cash collateral held from securities lending (See Note 9). The total value of such securities as of May 31, 2007 was $205,222 ($ Thousands).

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The date reported on the Schedule of Investments is the next reset date.

(E)   The rate reported is the effective yield at time of purchase.


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           153

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Concluded)
May 31, 2007
--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------
(F) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(G) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on May 31, 2007. The coupon on a step bond changes on a specified date.

(H) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(I)   Tri-Party Repurchase Agreement

(J) Security fair valued using methods determined in good faith by the valuation committee of the Board of Trustees. The total value of such securities as of May 31, 2007 was $6,978 ($Thousands) and represented 0.34% of Net Assets.

ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
AUD -- Australian Dollar
CAD -- Canadian Dollar
CHF -- Swiss Franc
Cl -- Class
CMO -- Collateralized Mortgage Obligation
DKK -- Danish Krone
EUR -- Euro
EXL -- Extendable Maturity
FDR -- Fiduciary Depositary Receipt
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
GDR -- Global Depositary Receipt
GNMA -- Government National Mortgage Association
HKD -- Hong Kong Dollar
IO -- Interest Only - Face Amount Represents Notional Amount
JPY -- Japanese Yen
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
MXP -- Mexican Peso
NIM -- Net Interest Margin
NOK -- Norwegian Krone
NVDR -- Non-Voting Depositary Receipt
NZD -- New Zealand Dollar
SDR -- Swedish Depositary Receipt
SEK -- Swedish Krona
Ser -- Series
SGD -- Singapore Dollar
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
USD -- U.S. Dollar
ZAR -- South African Rand
Amounts designated as "--" are $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
154           SEI Institutional Investments Trust / Annual Report / May 31, 2007

Enhanced Income Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

43.0%    Financials
29.0%    Asset-Backed Securities
 9.0%    U.S. Government Agency Mortgage-Backed Obligations
 6.2%    Short-Term Investments
 6.0%    Time Deposits
 1.8%    Consumer Discretionary
 1.4%    Utilities
 0.8%    U.S. Government Agency Obligations
 0.8%    Consumer Staples
 0.7%    Telecommunication Services
 0.5%    Industrials
 0.4%    Energy
 0.2%    Health Care
 0.1%    Sovereign
 0.1%    Certificates of Deposit

++Percentages based on total investments.

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
LOAN PARTICIPATIONS -- 32.7%
  Advanced Micro Devices
      7.340%, 12/31/13                            $         764   $         767
  Blockbuster
      8.629%, 08/20/11                                    1,029           1,033
  Boston Generating, LLC, 1st Lien
      7.600%, 12/20/13                                      777             782
  Boston Generating, LLC, 1st Lien
    (Synthetic)
      7.600%, 12/20/13                                      220             222
  Brickman Group Holdings
      7.399%, 01/23/14                                    1,000           1,003
  CCS Medical
      8.600%, 09/30/12                                      997             998
  Caritor (E)
      0.000%, 05/17/13                                      930             933
  Caritor (Synthetic) (E)
      0.000%, 05/11/13                                       70              70
  Cequel Communications
      7.349%, 11/05/13                                    1,500           1,501
  Clarke American, Tranche B
      7.840%, 03/09/14                                    2,000           1,999
  Crescent Resources, LLC
      8.320%, 09/07/12                                    1,000           1,000
  Ford Motor
      8.360%, 12/15/13                                    1,496           1,508
  Ginn La Conduit Lender, 1st Lien,
    Tranche A
      7.850%, 06/08/11                                      315             304
  Ginn La Conduit Lender, 1st Lien,
    Tranche B
      8.350%, 06/08/11                                      683             658

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Greenwood Racing
      7.570%, 11/28/11                            $         998   $       1,003
  Healthsouth
      7.850%, 03/10/13                                    1,366           1,376
  Helix Energy Solutions Group
      7.330%, 07/01/13                                    1,477           1,483
  Kepler Holdings
      10.850%, 06/30/09                                   1,000           1,008
  Knology (E)
      0.000%, 04/13/12                                    1,000           1,006
  Michaels Stores
      7.625%, 10/31/13                                    1,500           1,505
  Monitor Oil
      10.850%, 12/14/13                                     998             998
  Montecito Broadcast Group
      7.860%, 01/27/13                                      988             993
  Onex Carestream Finance
      7.340%, 04/10/13                                    1,000           1,003
  Reliant Energy
      7.695%, 12/01/10                                      855             858
      5.187%, 12/01/10                                      643             645
  Revolution Studios, Tranche B
      9.070%, 09/30/14                                    1,228           1,234
  Sabre
      7.605%, 09/30/14                                    1,500           1,501
  Solo Cup Company (E)
      0.000%, 02/27/11                                    1,000           1,016
  Sorenson Communications
      7.860%, 02/16/14                                    1,489           1,489
  Tribune, Tranche B (E)
      0.000%, 05/09/14                                      600             600
  Tribune, Tranche X (E)
      0.000%, 05/09/09                                      400             402
  US Airways Group
      7.850%, 03/19/14                                    2,000           2,013
  Univision Communications (Delay
    Draw) (E)
      0.000%, 08/15/14                                      134              78
  Univision Communications (E)
      0.000%, 08/15/14                                      391             391
  Vanguard Car Rental USA Holding
      8.350%, 06/14/13                                    1,415           1,424
  Venoco, 2nd Lien
      9.320%, 05/07/14                                    2,000           2,018
  Verint Systems
      8.090%, 05/09/14                                    2,000           2,004
  WM Bolthouse Farms, 1st Lien
      7.625%, 12/17/12                                    1,492           1,499
                                                                  --------------
Total Loan Participations
  (Cost $40,251) ($ Thousands)                                           40,325
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           155

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 29.4%

AUTOMOTIVE -- 3.3%
  Aesop Funding II LLC, Ser 2003-3A,
    Cl A3 (B)
      3.720%, 07/20/09                            $         330   $         325
  Aesop Funding II LLC, Ser 2005-1A,
    Cl A1 (B)
      3.950%, 04/20/09                                      400             396
  AmeriCredit Automobile Receivables
    Trust, Ser 2004-BM, Cl A4
      5.200%, 03/06/11                                      195             194
      2.670%, 03/07/11                                      297             293
  AmeriCredit Automobile Receivables
    Trust, Ser 2006-1, Cl A3
      5.110%, 10/06/10                                      300             299
  AmeriCredit Automobile Receivables
    Trust, Ser 2007-AX, Cl A4 (C)
      5.360%, 10/06/13                                      285             285
  AmeriCredit Automobile Receivables
    Trust, Ser 2007-BF, Cl A3A
      5.160%, 04/06/12                                      300             299
  Banc of America Securities Auto
    Trust, Ser 2005-WF1, Cl A3
      3.990%, 08/18/09                                      287             286
  Capital Auto Receivables Asset Trust,
    Ser 2007-1, Cl B
       5.150%, 09/17/12                                     230             227
  Capital One Prime Auto Receivables,
    Ser 2004-3, Cl A3
      3.390%, 01/15/09                                      102             101
  Carmax Auto Owner Trust,
    Ser 2005-1, Cl A3
      4.130%, 05/15/09                                       72              71
  Carmax Auto Owner Trust,
    Ser 2007-1, Cl C
      5.530%, 07/15/13                                       50              50
  Ford Credit Auto Owner Trust,
    Ser 2006-A, Cl C
      5.480%, 09/15/11                                      250             250
  Harley Davidson Motorcycle Trust,
    Ser 2007-1, Cl C
      5.540%, 04/15/15                                      105             105
  Honda Auto Receivables Owners
    Trust, Ser 2004-3, Cl A3
      2.910%, 10/20/08                                       54              54
  Honda Auto Receivables Owners
    Trust, Ser 2004-3, Cl A4
      3.280%, 02/18/10                                      200             197
  Santander Drive Auto Receivables
    Trust, Ser 2007-1, Cl A2
      5.200%, 12/15/10                                      385             384

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Superior Wholesale Inventory
    Financing Trust, Ser 2007-AE1,
    Cl B
      5.620%, 01/15/12                            $          25   $          25
  Superior Wholesale Inventory
    Financing Trust, Ser 2007-AE1,
    Cl C
      5.920%, 01/15/12                                       45              45
  Volkswagen Auto Lease Trust,
    Ser 2006-A, Cl A3
      5.500%, 09/21/09                                      225             225
                                                                  --------------
                                                                          4,111
                                                                  --------------
CREDIT CARDS -- 4.6%
  Advanta Business Card Master Trust,
    Ser 2005-C1, Cl C1 (C)
      5.830%, 06/20/07                                      400             402
  Advanta Business Card Master Trust,
    Ser 2007-B1, Cl B (C)
      5.570%, 12/22/14                                      400             401
  American Express Credit Master
    Trust, Ser 2007-2, Cl B (C)
      5.500%, 09/15/16                                      145             145
  Bank One Issuance Trust,
    Ser 2003-B1, Cl B1 (C)
      5.690%, 06/15/07                                      285             286
  Bank One Issuance Trust,
    Ser 2003-C2, Cl C2 (C)
      6.460%, 06/16/07                                      500             504
  Bank of America Credit Card Trust,
    Ser 2007-C1, Cl C1 (C)
      5.610%, 06/26/07                                      450             451
  Capital One Multi-Asset Execution
    Trust, Ser 2004-B4, Cl B4 (C)
      5.620%, 06/15/07                                      250             250
  Capital One Multi-Asset Execution
    Trust, Ser 2005-C1, Cl C1 (C)
      5.720%, 02/15/13                                      350             351
  Capital One Multi-Asset Execution
    Trust, Ser 2007-C2, Cl C2 (C)
      5.620%, 06/15/07                                      400             400
  Chase Issuance Trust, Ser 2005-C2,
    Cl C2 (C)
      5.760%, 01/15/15                                      400             401
  Citibank Credit Card Issuance Trust,
    Ser 2001-C1, Cl C1 (C)
      6.436%, 01/15/10                                      400             402
  First National Master Note Trust,
    Ser 2007-1, Cl B (C)
      5.530%, 04/15/13                                      320             320
  First USA Credit Card Master Trust,
    Ser 1998-2, Cl C (B)
      6.800%, 02/18/11                                      550             555

--------------------------------------------------------------------------------
156           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Household Affinity Credit Card Master
    Note Trust, Ser 2003-1, Cl B (C)
      5.870%, 06/15/07                            $         475   $         477
  MBNA Credit Card Master Trust,
    Ser 2006-C2, Cl C2 (C)
      5.620%, 08/15/13                                      300             300
                                                                  --------------
                                                                          5,645
                                                                  --------------
MORTGAGE RELATED SECURITIES -- 19.3%
  Ace Securities, Ser 2006-HE1,
    Cl A2A (C)
      5.400%, 02/25/36                                       69              69
  Adjustable Rate Mortgage Trust,
    Ser 2005-12, Cl 2A1 (C)
      5.710%, 03/25/36                                      550             550
  American Tower Trust, Ser 2007-1A,
    Cl D (B)
      5.957%, 04/15/37                                      250             246
  Banc of America Funding,
    Ser 2005-F, Cl 4A1 (C)
      5.355%, 06/01/07                                      564             560
  Banc of America Funding,
    Ser 2006-D, Cl 3A1 (C)
      5.571%, 06/01/07                                      513             511
  Banc of America Mortgage Securities,
    Ser 2005-A, Cl 2A1 (C)
      4.461%, 02/25/35                                      336             329
  Bear Stearns Adjustable Rate
    Mortgage Trust, Ser 2005-6,
    Cl 3A1 (C)
      5.285%, 06/01/07                                      456             453
  Bear Stearns Adjustable Rate
    Mortgage Trust, Ser 2005-9,
    Cl A1 (C)
      4.625%, 10/25/35                                      572             563
  Bear Stearns Adjustable Rate
    Mortgage Trust, Ser 2006-1,
    Cl A1 (C)
      4.625%, 06/01/07                                      548             537
  Bear Stearns Commercial Mortgage,
    Ser TOP2, Cl A2
      6.480%, 02/15/35                                      500             515
  Citigroup Commercial Mortgage Trust,
    Ser 2007-FL3A, Cl J (B) (C)
      6.270%, 04/15/22                                      155             155
  Citigroup Mortgage Loan Trust,
    Ser 2006-AR1, Cl 1A1 (C)
      4.900%, 10/25/35                                      571             566
  Countrywide Alternative Loan Trust,
    Ser 2007-HY5R, Cl 2A1A (C)
      5.544%, 06/01/07                                      876             873

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Countrywide Home Loans,
    Ser 2005-HY10, Cl 3A1A (C)
      5.386%, 06/01/07                            $         552   $         551
  Countrywide Home Loans,
    Ser 2006-HYB1, Cl 1A1 (C)
      5.365%, 06/20/07                                        1               1
  Credit Suisse First Boston Mortgage
    Securities, Ser 2000-C1, Cl A2
      7.545%, 04/15/62                                      500             521
  Crown Castle Towers LLC,
    Ser 2006-1A, Cl E (B)
      6.065%, 11/15/36                                      380             375
  Diversified Reit Trust, Ser 1999-1A,
    Cl A2 (B)
      6.780%, 03/18/11                                      153             155
  First Franklin Mortgage Loan Asset,
    Ser 2006-FF18, Cl A2B (C)
      5.430%, 12/25/37                                      275             275
  First Franklin Mortgage Loan Asset,
    Ser 2007-FF1, Cl M2 (C)
      5.580%, 01/25/38                                      285             285
  First Horizon Alternative Mortgage
    Trust, Ser 2005-AA3, Cl 3A1 (C)
      5.349%, 06/01/07                                      329             328
  First Horizon Mortgage Pass-Through
    Trust, Ser 2005-AR4, Cl 2A1 (C)
      5.340%, 10/25/35                                      263             262
  GMAC Mortgage Loan Trust,
    Ser 2006-AR1, Cl 1A1 (C)
      5.606%, 06/01/07                                      117             117
  GSR Mortgage Loan Trust,
    Ser 2006-AR1, Cl 2A1 (C)
      5.198%, 01/25/36                                      484             481
  GSR Mortgage Loan Trust,
    Ser 2006-AR2, Cl 3A1 (C)
      5.750%, 04/25/36                                       78              78
  Harborview Mortgage Loan Trust,
    Ser 2005-14, Cl 3A1A (C)
      5.320%, 12/19/35                                      416             414
  Holmes Master Issuer PLC,
    Ser 2007-1, Cl 1C1 (C)
      5.625%, 07/16/07                                      100             100
  Indymac Indx Mortgage Loan Trust,
    Ser 2006-AR41, Cl A3 (C)
      5.500%, 06/25/07                                      474             475
  JP Morgan Mortgage Trust,
    Ser 2007-A3, Cl 1A1 (C)
      5.507%, 06/01/07                                      508             499
  MLCC Mortgage Investors,
    Ser 2006-1, Cl 2A1 (C)
      5.398%, 02/25/36                                      327             325


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           157

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Master Adjustable Rate Mortgages
    Trust, Ser 2005-6, Cl 5A1 (C)
      5.051%, 07/25/35                            $         570   $         564
  Merrill Lynch Mortgage Investors,
    Ser 2005-A1, Cl 2A1 (C)
      4.538%, 12/25/34                                      360             356
  Merrill Lynch Mortgage Investors,
    Ser 2005-A9, Cl 2A1A (C)
      5.191%, 12/25/35                                      454             449
  Merrill Lynch Mortgage Investors,
    Ser 2005-A9, Cl 2A1E (C)
      5.150%, 12/25/35                                      211             209
  Morgan Stanley Capital I,
    Ser 2007-HE2, Cl M2 (C)
      5.580%, 01/25/37                                      150             149
  Morgan Stanley Capital I,
    Ser 2007-XLFA, Cl C (B) (C)
      5.480%, 10/15/20                                      240             240
  Morgan Stanley Home Equity Loans,
    Ser 2005-3, Cl M1 (C)
      5.770%, 08/25/35                                      350             352
  Morgan Stanley Home Equity Loans,
    Ser 2005-4, Cl M1 (C)
      5.730%, 09/25/35                                      370             370
  MortgageIT Trust, Ser 2005-1,
    Cl 2A (C)
      4.250%, 02/25/35                                      571             559
  MortgageIT Trust, Ser 2005-4,
    Cl A1 (C)
      5.600%, 06/25/07                                      546             547
  Option One Mortgage Loan Trust,
    Ser 2005-3, Cl M1 (C)
      5.790%, 06/25/07                                      330             331
  Option One Mortgage Loan Trust,
    Ser 2005-5, Cl M1 (C)
      5.710%, 06/27/07                                      470             471
  Option One Mortgage Loan Trust,
    Ser 2007-FXD2, Cl 2A1 (F)
      5.900%, 03/25/37                                      336             336
  Option One Mortgage Loan Trust,
    Ser 2007-HL1, Cl 2A1 (C)
      5.440%, 06/26/07                                      297             297
  Pendeford Master Issuer PLC,
    Ser 2007-1A, Cl 1C (B) (C)
      5.660%, 05/12/59                                      225             225
  Permanent Master Issuer,
    Ser 2007-1, Cl 1C (C)
      5.526%, 07/15/42                                      150             150
  Residential Asset Securities,
    Ser 2005-KS12, Cl M1 (C)
      5.760%, 06/25/07                                      375             376

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Residential Funding Mortgage
    Securities, Ser 2005-SA5,
    Cl 2A (C)
      5.353%, 11/25/35                            $         203   $         201
  Residential Funding Mortgage
    Securities, Ser 2006-SA1,
    Cl 1A1 (C)
      5.674%, 02/25/36                                      181             181
  Residential Funding Mortgage
    Securities, Ser 2007-SA2,
    Cl 2A2 (C)
      5.687%, 06/01/07                                      384             385
  Securitized Asset-Backed
    Receivables LLC, Ser 2007-NC2,
    Cl M2 (C)
      5.580%, 01/25/37                                      145             144
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2004-AR5, Cl A6 (C)
      3.842%, 06/01/07                                      600             582
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2005-AR14, Cl 1A4 (C)
      5.064%, 12/25/35                                      537             530
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2005-AR3, Cl A2 (C)
      4.639%, 06/01/07                                      491             483
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2004-EE,
    Cl 2A2 (C)
      3.989%, 06/01/07                                      477             471
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2004-Z,
    Cl 2A1 (C)
      4.577%, 06/01/07                                      585             576
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2005-AR16,
    Cl 3A2 (C)
      4.997%, 06/01/07                                      152             151
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2005-AR4,
    Cl 2A2 (C)
      4.525%, 06/01/07                                      561             551
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2006-AR10,
    Cl 2A1 (C)
      5.639%, 07/25/36                                      570             567
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2006-AR13,
    Cl A2 (C)
      5.759%, 09/25/36                                      585             585


--------------------------------------------------------------------------------
158           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2006-AR5,
    Cl 2A1 (C)
      5.533%, 06/01/07                            $         480   $         478
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2006-AR6,
    Cl 3A1 (C)
      5.094%, 06/01/07                                      443             440
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2006-AR8,
    Cl 2A1 (C)
      5.240%, 06/01/07                                      345             342
                                                                  --------------
                                                                         23,817
                                                                  --------------
OTHER ASSET-BACKED SECURITIES -- 2.2%
  ACAS Business Loan Trust, Ser
    2007-1A, Cl C (B) (C)
      6.203%, 08/16/19                                      530             530
  Caterpillar Financial Asset Trust,
    Ser 2005-A, Cl A3
      3.900%, 02/25/09                                      142             141
  Cit Equipment Collateral,
    Ser 2006-VT1, Cl B
      5.230%, 02/20/13                                      194             193
  Crusade Global Trust, Ser 2007-1,
    Cl A1 (C)
      5.420%, 04/19/38                                      342             342
  Dominos Pizza Master Issuer LLC,
    Ser 2007-1, Cl A2 (B)
      5.261%, 04/25/37                                      400             394
  GE Dealer Floorplan Master Note
    Trust, Ser 2006-2, Cl C (C)
      5.750%, 04/20/13                                      120             120
  John Deere Owner Trust, Ser 2007-A,
    Cl A2
      5.240%, 10/15/09                                       85              85
  Lambda Finance, Ser 2005-1A,
    Cl A3 (B) (C)
      5.590%, 11/15/29                                      400             400
  Marlin Leasing Receivables LLC,
    Ser 2006-1A, Cl A2 (B)
      5.430%, 11/17/08                                      250             250
  Peco Energy Transition Trust,
    Ser 2000-A, Cl A3
      7.625%, 03/01/10                                      295             306
                                                                  --------------
                                                                          2,761
                                                                  --------------
Total Asset-Backed Securities
  (Cost $36,417) ($ Thousands)                                           36,334
                                                                  --------------

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 16.7%

CONSUMER DISCRETIONARY -- 1.8%
  CBS
      7.700%, 07/30/10                            $         250   $         265
  COX Communications
      4.625%, 01/15/10                                      300             294
  Comcast Cable Communications
      6.200%, 11/15/08                                      300             303
  DaimlerChrysler
      7.200%, 09/01/09                                      300             310
  Federated Department Stores
      6.300%, 04/01/09                                      300             304
  Macy's Retail Holding
      5.350%, 03/15/12                                      225             221
  Time Warner Cable (B)
      5.400%, 07/02/12                                      500             494
                                                                  --------------
                                                                          2,191
                                                                  --------------
CONSUMER STAPLES -- 0.8%
  Altria Group
      7.000%, 11/04/13                                      250             267
  General Mills (C)
      5.485%, 07/23/07                                      400             400
  Miller Brewing
      4.250%, 08/15/08                                      300             296
                                                                  --------------
                                                                            963
                                                                  --------------
ENERGY -- 0.4%
  Canadian Natural Resources
      5.700%, 05/15/17                                      150             147
  KeySpan
      7.625%, 11/15/10                                      300             320
                                                                  --------------
                                                                            467
                                                                  --------------
FINANCIALS -- 10.8%
  Ameriprise Financial
      5.350%, 11/15/10                                      300             299
  Banco Santander Chile (B) (C)
      5.690%, 06/09/07                                      450             451
  CIT Group
      3.375%, 04/01/09                                      300             289
  Capital One Financial MTN
      5.700%, 09/15/11                                      300             300
  Capmark Financial Group (B) (C)
      5.000%, 05/10/10                                      500             501
  Citigroup (C)
      5.610%, 06/11/07                                      300             300
  Comerica Bank (C)
      5.365%, 06/19/09                                      275             275


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           159

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Countrywide Financial (C)
      5.490%, 07/05/07                            $         500   $         499
  Everest Reinsurance Holdings
      8.750%, 03/15/10                                      295             319
  Everest Reinsurance Holdings (C)
      6.600%, 05/15/37                                      450             441
  General Electric Capital (C)
      5.445%, 07/28/07                                      275             275
  Goldman Sachs Capital III (C)
      6.130%, 09/29/49                                      500             500
  Goldman Sachs Group (C)
      5.536%, 02/06/12                                      500             500
  Hartford Financial Services Group
      7.900%, 06/15/10                                      250             267
  Huntington National Bank
      4.375%, 01/15/10                                      300             291
  International Lease Finance MTN,
    Ser P (C)
      5.756%, 01/15/10                                      500             504
  JP Morgan Chase Capital XXI,
    Ser U (C)
      6.305%, 02/02/37                                      550             556
  Lehman Brothers Holdings MTN,
    Ser G (C)
      5.607%, 11/10/09                                      500             502
  Liberty Property+
      7.250%, 03/15/11                                      300             316
  Merrill Lynch MTN, Ser C (C)
      5.685%, 07/21/09                                      500             501
  Monumental Global Funding (B)
      5.556%, 07/16/07                                      450             450
  Morgan Stanley MTN, Ser G (C)
      5.650%, 07/04/07                                      400             399
  Prudential Financial MTN
      5.100%, 12/14/11                                      300             296
  RSHB Captl
      7.175%, 05/16/13                                       40              42
      6.299%, 05/15/17 (B)                                  205             206
  Reinsurance Group of America
      5.625%, 03/15/17                                      300             289
  Residential Capital
      6.460%, 05/22/09                                      490             490
      6.457%, 04/17/09 (C)                                  250             250
  State Street (C)
      5.455%, 04/30/12                                      285             285
  Textron Financial MTN
      4.600%, 05/03/10                                      350             342
  UBS Luxembourg (C)
      6.230%, 02/11/15                                      130             131
  Union Planters
      7.750%, 03/01/11                                      250             268
  Unitrin
      6.000%, 05/15/17                                      260             254
      4.875%, 11/01/10                                      300             293

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  VTB 24 Capital PLC MTN, Ser E (C)
      6.150%, 12/07/09                            $         200   $         201
  VTB Capital (B) (C)
      6.100%, 09/21/07                                      250             250
  Wachovia (C)
      5.475%, 06/15/07                                      425             426
  Western Union
      5.400%, 11/17/11                                      300             296
  Willis North America
      5.125%, 07/15/10                                      300             293
                                                                  --------------
                                                                         13,347
                                                                  --------------
  HEALTH CARE -- 0.2%
    Wyeth
      6.950%, 03/15/11                                      250             262
                                                                  --------------
  INDUSTRIALS -- 0.5%
    Continental Airlines, Ser 061G (C)
      5.698%, 06/02/13                                      300             301
    Continental Airlines, Ser A
      5.983%, 04/19/22                                      300             296
                                                                  --------------
                                                                            597
                                                                  --------------
SOVEREIGN -- 0.1%
    Republic of Trinidad & Tobago
      9.875%, 10/01/09                                      150             165
                                                                  --------------
TELECOMMUNICATION SERVICES -- 0.7%
    Corning
      6.050%, 06/15/15                                      300             299
    Telecom Italia Capital (C)
      5.969%, 07/18/07                                      300             302
    Vodafone Group PLC (C)
      5.640%, 02/27/12                                      300             300
                                                                  --------------
                                                                            901
                                                                  --------------
UTILITIES -- 1.4%
    Dominion Resources, Ser B (C)
      5.540%, 08/14/07                                      450             450
    Nisource Finance (C)
      5.930%, 08/23/07                                      500             501
    Ohio Power (C)
      5.530%, 04/05/10                                      270             270
    PSEG Power
      3.750%, 04/01/09                                      300             291
    Southern Ser A
      5.300%, 01/15/12                                      175             174
                                                                  --------------
                                                                          1,686
                                                                  --------------
Total Corporate Obligations
  (Cost $20,686) ($ Thousands)                                           20,579
                                                                  --------------

--------------------------------------------------------------------------------
160           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                               ($ Thousands)/Shares    ($ Thousands)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 9.1%
  FNMA TBA
    6.000%, 11/01/08                              $           7   $           7
    6.000%, 06/01/21                                         84              85
    6.000%, 07/01/21                                        189             192
    6.000%, 08/01/21                                        845             854
    6.000%, 09/01/21                                        946             955
    6.000%, 10/01/21                                      1,642           1,658
    6.000%, 11/01/21                                         87              88
    6.000%, 12/01/21                                         72              73
    6.000%, 10/01/26                                      5,112           5,129
    6.000%, 04/01/27                                        688             690
    5.500%, 10/01/20                                        221             220
    5.500%, 02/01/22                                        500             496
    5.500%, 03/01/22                                        779             773
                                                                  --------------
Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $11,284) ($ Thousands)                                           11,220
                                                                  --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.8%
  FHLMC (A)
    4.760%, 06/22/07                                        420             419
  FHLMC CMO, Ser 3153, Cl FX (C)
    5.859%, 06/15/07                                        577             579
                                                                  --------------
Total U.S. Government Agency Obligations
  (Cost $999) ($ Thousands)                                                 998
                                                                  --------------

TIME DEPOSITS -- 6.1%
  Royal Bank of Canada
    5.250%, 06/19/07                                      2,988           2,988
  Royal Bank of Scotland
    5.270%, 06/19/07                                      2,500           2,500
  UBS London
    5.250%, 06/29/07                                      2,016           2,016
                                                                  --------------
Total Time Deposits
  (Cost $7,504) ($ Thousands)                                             7,504
                                                                  --------------

CASH EQUIVALENT -- 5.7%
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%*++                                   7,091,854           7,092
                                                                  --------------
Total Cash Equivalent
(Cost $7,092) ($ Thousands)                                               7,092
                                                                  --------------


--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 0.1%
  Sovereign Bank
    4.000%, 02/01/08                                 $      100   $          99
                                                                  --------------
Total Certificate of Deposit
  (Cost $99) ($ Thousands)                                                   99
                                                                  --------------

REPURCHASE AGREEMENT (D) -- 0.6%
  Bank of New York
    5.310%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $700,103
    (collateralized by a U.S. Government
    obligation, par value $738,887,
    5.500%, 03/01/37, total market
    value $714,000)                                         700             700
                                                                  --------------
Total Repurchase Agreement
  (Cost $700) ($ Thousands)                                                 700
                                                                  --------------
Total Investments -- 101.2%
  (Cost $125,032) ($ Thousands)                                   $     124,851
                                                                  ==============

A summary of the open futures contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                    UNREALIZED
                                      NUMBER OF                    APPRECIATION
         TYPE OF                      CONTRACTS     EXPIRATION   (DEPRECIATION)
         CONTRACT                    LONG (SHORT)      DATE       ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                              46         Jun-2007          $    (13)
90-Day Euro$                             (46)        Dec-2007                50
U.S. 2 Year Treasury Note                  6         Sep-2007                (2)
U.S. 5 Year Treasury Note                (45)        Sep-2007                 5
U.S. 10 Year Treasury Note              (118)        Sep-2007                19
                                                                       --------
                                                                       $     59
                                                                       ========

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                    UNREALIZED
                            CURRENCY             CURRENCY          APPRECIATION
    MATURITY               TO DELIVER           TO RECEIVE        (DEPRECIATION)
      DATE                (THOUSANDS)           (THOUSANDS)        ($ THOUSANDS)
--------------------------------------------------------------------------------
6/12/07                EUR            852   CHF          1,407         $      2
6/12/07                CHF          1,594   EUR            969                2
6/12/07-7/11/07        USD          5,339   JPY        631,000             (141)
6/12/07-8/10/07        NZD          4,355   JPY        349,000             (322)
6/12/07-8/10/07        JPY        562,000   NZD          6,820              375
6/12/07-10/10/07       USD          5,217   CHF          6,300              (48)
6/12/07-10/10/07       CHF         10,500   GBP          4,396               84
6/12/07-10/10/07       GBP          3,220   CHF          7,700              (59)
6/12/07-11/9/07        GBP          3,922   JPY        899,000             (308)
6/12/07-11/9/07        JPY      1,326,000   GBP          5,755              383
6/12/07-11/13/07       CHF          9,100   USD          7,536               60
6/12/07-11/13/07       JPY        989,000   USD          8,386              219
6/13/07                AUD          2,499   EUR          1,529               (8)
6/13/07                AUD          2,044   GBP            853               (3)
6/13/07                EUR          1,046   AUD          1,719               13
6/13/07                GBP            624   AUD          1,505               10
9/12/07-11/9/07        CHF            900   NZD          1,050               24
9/12/07-11/9/07        JPY        106,000   AUD          1,124               41
10/10/07               AUD            360   JPY         35,000               (4)
                                                                       --------
                                                                       $    320
                                                                       ========

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           161

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Concluded)
May 31, 2007

A summary of outstanding swap agreements held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):

-----------------------------------------------------------------------------------------
                               CREDIT DEFAULT SWAP
-----------------------------------------------------------------------------------------
                                                                           NET UNREALIZED
                                                              NOTIONAL      APPRECIATION
                                                EXPIRATION     AMOUNT      (DEPRECIATION)
DESCRIPTION                                        DATE      (THOUSANDS)    ($ THOUSANDS)
-----------------------------------------------------------------------------------------
  Fund receives monthly payment of 0.5400%
    (6.480% per annum) times the notional
    amount of the ABX.HE.A 06-1 Index. Upon
    a defined credit event, Fund pays the
    notional amount and takes receipt of the
    defined deliverable obligation.
    (Counterparty: Bank of America)               07/25/45         2,750            $(48)
                                                                                    ====

-----------------------------------------------------------------------------------------
                                TOTAL RETURN SWAP
-----------------------------------------------------------------------------------------
  Receive payment on the monthly reset
    spread from Lehman Brothers -
    CMBS AAA 8.5 Plus Index plus 30
    basis points times the notional amount.
    Fund receives payment if the return
    on the spread appreciates over the
    payment period and pays if the return
    on the spread depreciates over the
    payment period.
    (Counterparty: Goldman Sachs)                 11/01/07         7,000            $  5
                                                                                    ====

Percentages are based on Net Assets of $123,430 ($ Thousands).

*     Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investments Trust

++    Affiliated security

(A) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(B) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The date reported on the Schedule of Investments is the next reset date.

(D)   Tri-Party Repurchase Agreement

(E)   Unsettled Position -- Interest rate will not be known until settlement.

(F) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on May 31, 2007. The coupon on a step bond changes on a specified date.

AUD -- Australian Dollar
CHF -- Swiss Franc
CMO -- Collateralized Mortgage Obligation
Cl -- Class
EUR -- Euro
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
JPY -- Japanese Yen
LLC -- Limited Liability Company
MTN -- Medium Term Note
NZD -- New Zealand Dollar
PLC -- Public Liability Company
Ser -- Series
TBA -- To Be Announced
USD -- United States Dollar


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
162           SEI Institutional Investments Trust / Annual Report / May 31, 2007

Core Fixed Income Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

23.9%    U.S. Government Agency Mortgage-Backed Obligations
16.5%    Short-Term Investments
16.3%    Asset-Backed Securities
15.2%    U.S. Treasury Obligations
11.5%    Financials
 7.9%    U.S. Government Agency Obligations
 1.5%    Commercial Paper
 1.4%    Energy
 1.2%    Industrials
 1.0%    Consumer Discretionary
 1.0%    Utilities
 0.8%    Telecommunication Services
 0.4%    Sovereign Bonds
 0.4%    Health Care
 0.4%    Certificates of Deposit
 0.2%    Master Note
 0.1%    Materials
 0.1%    Consumer Staples
 0.1%    Purchased Options
 0.1%    Municipal Bonds

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                                                   Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 32.4%
  FHLMC
    9.750%, 10/01/14                              $           6   $           6
    8.500%, 09/01/08 to 04/01/09                             11              11
    7.500%, 11/01/07 to 06/01/32                          1,075           1,121
    7.000%, 06/01/07 to 06/01/32                          1,386           1,431
    6.500%, 10/01/16 to 10/01/36                         41,719          42,541
    6.000%, 01/01/13 to 06/01/35                          8,328           8,416
    5.500%, 09/01/13 to 03/01/37                         46,125          45,560
    5.125%, 04/18/11                                      4,182           4,177
    5.000%, 04/01/20 to 09/01/35                         69,061          66,566
    4.500%, 04/01/19 to 04/01/20                          3,571           3,424
    4.000%, 03/01/19 to 01/01/34                         31,714          29,551
  FHLMC ARM
    6.331%, 03/01/37                                     12,670          12,807
    6.178%, 01/01/37                                      9,545           9,621
    6.171%, 07/01/36                                      7,625           7,671
    6.009%, 04/01/37                                      5,815           5,857
    5.915%, 04/01/37                                      9,404           9,425
    5.910%, 01/01/37                                      4,162           4,175
    5.785%, 05/01/37                                      2,507           2,514
    5.699%, 03/01/36                                      1,810           1,810
    5.175%, 12/01/35                                      1,095           1,090
    5.114%, 01/01/36                                      7,006           6,930

--------------------------------------------------------------------------------
                                                   Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  FHLMC TBA
    6.000%, 07/15/32                              $       4,330   $       4,325
    5.500%, 06/01/33                                        822             802
    5.000%, 06/12/37                                      7,900           7,517
  FNMA
    8.000%, 04/01/08 to 07/01/31                            626             653
    7.500%, 06/01/30
    7.000%, 03/01/09 to 04/01/32                          3,368           3,496
    6.500%, 05/01/17 to 05/01/37                          8,498           8,659
    6.000%, 04/01/17 to 01/01/36                         14,877          14,903
    5.500%, 04/01/14 to 11/01/36                        292,486         287,512
    5.000%, 06/01/18 to 12/01/36                        165,767         158,768
    4.500%, 06/01/18 to 10/01/18                          7,216           6,926
    4.000%, 09/01/18 to 03/01/36                         64,917          59,396
  FNMA ARM
    7.038%, 06/01/07                                      2,566           2,662
    7.026%, 06/01/07                                      2,601           2,699
    7.020%, 06/01/07                                      2,637           2,736
    7.018%, 06/01/07                                      2,747           2,845
    6.897%, 11/01/35                                      2,713           2,815
    6.444%, 07/01/36                                      4,893           4,969
    5.935%, 05/01/37                                      2,806           2,817
    5.933%, 11/01/36                                      7,620           7,679
    5.928%, 09/01/36                                      7,738           7,798
    5.740%, 04/01/36                                      2,543           2,547
    5.645%, 02/01/36                                     13,305          13,312
    5.614%, 05/01/37                                      2,803           2,789
    4.508%, 04/01/09                                      1,381           1,364
    5.507%, 06/01/36                                      1,483           1,488
    5.188%, 11/01/36                                      1,419           1,404
    5.082%, 10/01/36                                      4,264           4,230
    5.037%, 07/01/35                                      2,674           2,650
    4.871%, 09/01/35                                      1,443           1,415
  FNMA TBA
    6.500%, 06/01/37                                    112,090         113,841
    6.000%, 06/17/19 to 06/01/37                        111,300         111,167
    5.500%, 06/01/22 to 06/12/37                        211,833         207,440
    5.000%, 06/17/21 to 06/01/37                        399,512         380,855
    4.500%, 06/12/37                                      3,600           3,326
  GNMA
    9.500%, 12/15/20                                         19              21
    7.000%, 04/15/26 to 09/15/34                          6,861           7,173
    6.500%, 06/15/11 to 07/15/35                         17,468          17,936
    6.000%, 03/15/14 to 02/15/35                         75,278          75,826
    5.500%, 04/15/14 to 10/20/34                          7,346           7,218
    5.000%, 05/15/33 to 11/15/35                         46,388          44,577
  GNMA ARM
    3.750%, 06/01/07                                      5,316           5,291




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           163

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  GNMA TBA
    6.500%, 06/19/33                              $      10,400   $      10,637
    6.000%, 06/01/33 to 05/01/34                         38,358          38,538
                                                                  --------------
Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $1,930,254) ($ Thousands)                                     1,909,726
                                                                  --------------

CORPORATE OBLIGATIONS -- 24.0%

CONSUMER DISCRETIONARY -- 1.3%
  COX Communications
    7.875%, 08/15/09                                        440             461
    5.875%, 12/01/16 (C)                                  1,815           1,800
  CVS (C)
    5.789%, 01/10/26                                      2,159           2,084
  CVS Lease Pass-Through Trust (C)
    6.036%, 12/10/28                                     10,780          10,581
    5.880%, 01/10/28                                        191             186
  Clear Channel Communications
    6.250%, 03/15/11 (J)                                  2,740           2,666
    4.250%, 05/15/09                                      1,040           1,005
  Comcast
    9.000%, 09/01/08                                        710             738
    6.500%, 01/15/15                                      3,635           3,778
    6.500%, 01/15/17 (J)                                  1,825           1,892
    5.650%, 06/15/35                                      2,225           1,971
  Comcast Cable Communications
    8.375%, 03/15/13                                      5,480           6,184
    6.750%, 01/30/11                                      5,950           6,187
  DaimlerChrysler
    8.500%, 01/18/31                                        935           1,194
    7.300%, 01/15/12                                      1,995           2,129
    6.500%, 11/15/13                                      4,200           4,380
  DaimlerChrysler MTN
    5.750%, 09/08/11                                      2,830           2,847
    5.690%, 06/08/07 (F)                                  5,920           5,930
  Estee Lauder
    5.550%, 05/15/17                                      2,330           2,295
  Ford Motor (J)
    7.450%, 07/16/31                                      2,770           2,278
  Macy's Retail Holding
    5.350%, 03/15/12                                      1,617           1,591
  News America
    6.400%, 12/15/35                                      2,725           2,662
    6.200%, 12/15/34                                        315             300
  Target
    5.375%, 05/01/17                                      4,075           3,985
    4.000%, 06/15/13                                        355             328

--------------------------------------------------------------------------------
                                                   Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Time Warner
    7.700%, 05/01/32                              $       4,185   $       4,647
    6.875%, 05/01/12                                        350             368
    6.550%, 05/01/37 (C)                                  1,170           1,153
    5.850%, 05/01/17 (C)                                    935             922
  Time Warner Entertainment
    8.375%, 07/15/33                                      2,700           3,214
                                                                  --------------
                                                                         79,756
                                                                  --------------
CONSUMER STAPLES -- 0.2%
  Altria Group
    7.750%, 01/15/27                                      1,145           1,345
    7.000%, 11/04/13                                      3,450           3,688
  Kraft Foods
    5.250%, 10/01/13                                      2,025           1,972
  Philip Morris Capital
    7.500%, 07/16/09                                      1,155           1,193
  Reynolds American
    7.875%, 05/15/09                                      1,630           1,694
                                                                  --------------
                                                                          9,892
                                                                  --------------
ENERGY -- 1.9%
  Anadarko Finance, Ser B
    7.500%, 05/01/31                                      5,363           5,850
  Anadarko Petroleum
    6.450%, 09/15/36                                      5,150           5,011
    5.755%, 06/15/07 (F)                                  4,650           4,660
  BP Canada Finance
    3.625%, 01/15/09                                      2,740           2,667
  Canadian Natural Resources
    6.250%, 03/15/38                                      1,405           1,354
    5.700%, 05/15/17                                      1,420           1,395
  Conoco Funding
    7.250%, 10/15/31                                        885           1,016
    6.950%, 04/15/29                                      4,195           4,671
    6.350%, 10/15/11                                        430             446
  ConocoPhillips
    5.900%, 10/15/32                                         10              10
    4.750%, 10/15/12                                        880             855
  ConocoPhillips Canada
    5.625%, 10/15/16                                      2,510           2,516
  Devon Financing
    6.875%, 09/30/11                                      2,575           2,705
  EMP Nacional del Petrole (C)
    6.750%, 11/15/12                                        171             179
    4.875%, 03/15/14                                        892             846
  El Paso
    6.950%, 06/01/28                                      2,250           2,273




--------------------------------------------------------------------------------
164           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  El Paso Natural Gas (C)
    5.950%, 04/15/17                              $       1,055   $       1,039
  Enbridge
    5.800%, 06/15/14                                      1,629           1,627
  GAZ Capital (C)
    6.510%, 03/07/22                                      4,640           4,721
    6.212%, 11/22/16                                      8,377           8,398
  Hess
    7.300%, 08/15/31                                      6,731           7,313
  Husky Oil Ltd.
    7.550%, 11/15/16                                      1,680           1,860
  Kansas Gas & Electric
    5.647%, 09/29/15                                      2,815           2,729
  Kerr-Mcgee
    6.950%, 07/01/24                                      2,325           2,439
  Kinder Morgan Energy Partners
    7.125%, 03/15/12                                      1,760           1,864
    6.000%, 02/01/17                                        660             657
    5.000%, 12/15/13                                      1,190           1,136
  Mantis Reef II (C)
    4.799%, 11/03/09                                      1,095           1,074
  Nakilat (C)
    6.267%, 12/31/33                                        856             828
    6.067%, 12/31/33                                      1,524           1,467
  Nevada Power, Ser M
    5.950%, 03/15/16                                      1,250           1,243
  Nexen
    7.875%, 03/15/32                                        958           1,104
    5.875%, 03/10/35                                        280             256
  Pemex Project Funding Master Trust
    6.660%, 06/15/07 (C) (F)                              1,411           1,453
    6.625%, 06/15/35                                      4,034           4,276
  Petrobras International Finance
    6.125%, 10/06/16                                      6,680           6,713
  Petroleum Export (C)
    5.265%, 06/15/11                                        636             618
    4.623%, 06/15/10                                        399             393
  Ras Laffan LNG II (C)
    5.298%, 09/30/20                                        879             830
  Ras Laffan LNG III (C)
    6.332%, 09/30/27                                      2,590           2,577
  Shell International Finance
    5.200%, 03/22/17                                      2,270           2,207
  Sonat
    7.625%, 07/15/11                                      2,880           3,026
  Southern Natural Gas (C) (J)
    5.900%, 04/01/17                                      1,170           1,152
  Southern Star Cent Gas (C)
    6.000%, 06/01/16                                      1,875           1,870

--------------------------------------------------------------------------------
                                                   Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Tesoro (C)
    6.500%, 06/01/17                              $         765   $         766
  Williams
    8.750%, 03/15/32                                      2,170           2,582
    7.750%, 06/15/31 (J)                                    740             810
  Williams, Ser A
    7.500%, 01/15/31                                         20              22
  XTO Energy
    7.500%, 04/15/12                                      1,320           1,425
  YPF Sociedad Anonima MTN, Ser A
    7.750%, 08/27/07                                      3,000           3,004
                                                                  --------------
                                                                        109,933
                                                                  --------------
FINANCIALS -- 15.5%
  ABX Financing (C)
    6.350%, 10/15/36                                      5,200           5,086
  ACE
    6.700%, 05/15/36                                      1,180           1,225
  ASIF Global Financing XIX (C)
    4.900%, 01/17/13                                        450             437
  Aegon (F)
    5.362%, 07/15/07                                      2,180           1,880
  Aiful (C)
    5.000%, 08/10/10                                      2,620           2,560
    4.450%, 02/16/10                                      3,322           3,199
  Allied Capital
    6.625%, 07/15/11                                      6,705           6,780
  Allied World Assurance
    7.500%, 08/01/16                                      2,000           2,126
  American Express (F)
    6.800%, 09/01/16                                        995           1,039
  American General Finance (C) (F) (K)
    5.370%, 06/15/07                                     23,287          23,286
  American International Group
    6.250%, 03/15/37 (J)                                  3,660           3,537
    5.600%, 10/18/16 (J)                                  1,210           1,208
    4.700%, 10/01/10                                      2,975           2,918
  American International Group MTN
    5.450%, 05/18/17                                      3,355           3,306
  Australia & New Zealand Banking
    Group (F)
    5.556%, 10/29/49                                      1,590           1,377
  BAC Capital Trust XI
    6.625%, 05/23/36                                      1,555           1,627
  BNP Paribas (F)
    5.445%, 09/23/07                                      1,080             923




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           165

SCHEDULE OF INVESTMENTS

May 31, 2007
-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
-------------------------------------------------------------------------------
  Banco Mercantile (C) (F)
      6.135%, 10/13/16                            $       2,345   $       2,354
  Banco Santander Chile
      7.375%, 07/18/12                                      659             710
  Bank One
      7.875%, 08/01/10                                    4,440           4,755
  Bank of America
      5.420%, 03/15/17 (C)                                3,300           3,218
      5.375%, 06/15/14                                    1,920           1,899
      4.250%, 10/01/10                                    1,560           1,511
  Bank of Ireland (F)
      5.625%, 06/05/07                                    1,030             893
  Bank of Nova Scotia (F)
      5.625%, 08/23/07                                      790             683
  Bank of Scotland (F)
      5.625%, 11/29/49                                      330             283
  Bankamerica Capital II
      8.000%, 12/15/26                                      402             418
  Banponce Trust I, Ser A
      8.327%, 02/01/27                                    2,410           2,513
  Barclays Bank (F)
      5.750%, 07/02/07                                      440             384
  Bear Stearns EXL (F) (K)
      5.360%, 06/15/07                                   28,587          28,587
  Capital One Bank
      4.875%, 05/15/08                                    2,985           2,971
  Capital One Financial
      6.150%, 09/01/16                                    1,850           1,853
  Capital One III
      7.686%, 08/15/36                                    2,000           2,137
  Chuo Mitsui Trust & Banking (C) (F)
      5.506%, 12/15/49                                    1,814           1,739
  Cigna
      6.150%, 11/15/36                                    1,375           1,345
  Citigroup
      5.500%, 02/15/17                                    2,155           2,120
      5.100%, 09/29/11                                    1,295           1,278
      4.125%, 02/22/10 (J)                                6,820           6,622
      3.625%, 02/09/09                                    6,275           6,106
  Corp Andina de Fomento
      5.125%, 05/05/15                                      710             680
  Countrywide Financial MTN (F) (K)
      5.430%, 06/27/07                                    9,636           9,636
  Countrywide Financial MTN, Ser A
    (F) (K)
      5.440%, 08/06/07                                   24,090          24,090
  Credit Suisse First Boston (F)
    5.500%, 06/19/07                                        655             560
  Credit Suisse First Boston London
    (C) (F) (L)
      0.000%, 06/24/07                                    8,339           7,620
      0.000%, 06/24/07                                    4,701           4,296

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
-------------------------------------------------------------------------------
  Credit Suisse USA (J)
      5.500%, 08/16/11                            $       4,315   $       4,324
  Danske Bank (C) (F)
      5.914%, 06/16/07                                      536             538
  Den Norske Bank (F)
      5.625%, 08/18/07                                      190             164
      5.563%, 08/27/07                                      650             553
  Depfa ACS Bank (C)
      5.125%, 03/16/37                                    4,200           3,909
  Deutsche Bank Capital Funding Trust
    (C) (F)
      5.628%, 01/19/49                                    4,789           4,636
  Developers Divers Realty+
      5.375%, 10/15/12                                    1,155           1,136
  Dresdner Funding Trust I (C)
      8.151%, 06/30/31                                    1,336           1,578
  Dryden Investor Trust (C) (H)
      7.157%, 07/23/08                                    1,442           1,470
  ERP Operating
      5.750%, 06/15/17                                    2,210           2,193
      5.500%, 10/01/12                                      550             547
  Eksportfinans
      5.500%, 05/25/16                                    4,250           4,315
  Eksportfinans MTN, Ser G
      5.125%, 10/26/11                                    1,078           1,073
  Equity One+
      3.875%, 04/15/09                                    7,100           6,860
  Farmers Exchange Capital (C)
      7.200%, 07/15/48                                    3,582           3,663
      7.050%, 07/15/28                                    1,063           1,103
  Farmers Insurance Exchange (C)
      8.625%, 05/01/24                                    4,118           4,868
  First Industrial MTN
      7.500%, 12/01/17                                    2,765           3,030
  Ford Motor Credit
      7.875%, 06/15/10                                    7,200           7,269
      7.375%, 10/28/09 (J)                               15,740          15,795
      7.250%, 10/25/11                                      329             324
      7.000%, 10/01/13                                    6,549           6,267
      6.625%, 06/16/08                                   10,480          10,489
  Fund American
      5.875%, 05/15/13                                    1,448           1,428
  GE Capital Franchise MTN+
      6.860%, 06/15/07                                    1,100           1,100
  GMAC LLC
      8.000%, 11/01/31                                      898             987
      7.750%, 01/19/10                                    2,370           2,434
      7.560%, 06/25/07 (F)                               11,009          11,395
      7.250%, 03/02/11                                    2,755           2,808
      6.306%, 07/16/07 (F)                                3,340           3,341
      6.125%, 01/22/08                                      415             414
      6.125%, 08/28/07 (J)                                9,860           9,861
      5.625%, 05/15/09                                    7,680           7,583

--------------------------------------------------------------------------------
166           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  General Electric Capital MTN, Ser A
      6.000%, 06/15/12                            $       7,085   $       7,241
      3.750%, 12/15/09                                    4,022           3,874
  Glitnir Bank
      6.693%, 06/15/16 (C) (F)                            4,480           4,661
      6.330%, 07/28/11 (C)                                2,440           2,495
  Goldman Sachs Capital II (F)
      5.793%, 12/29/49                                    9,315           9,186
  Goldman Sachs Group
      6.600%, 01/15/12                                    2,630           2,737
      5.125%, 01/15/15 (J)                                4,555           4,389
  HBOS (C) (F)
      5.375%, 11/29/49                                    2,419           2,368
  HSBC Bank (F)
      5.875%, 06/19/07                                    1,460           1,263
      5.663%, 06/11/07                                    2,320           1,972
  HSBC Finance
      8.000%, 07/15/10                                    2,330           2,492
      7.000%, 05/15/12                                    1,975           2,088
      6.375%, 11/27/12                                      365             377
  HVB Funding Trust III (C)
      9.000%, 10/22/31                                    1,226           1,558
  Hartford Financial Services Group (J)
      5.500%, 10/15/16                                    1,470           1,450
  Health Care Properties+
      6.000%, 01/30/17                                    6,000           5,936
      5.650%, 12/15/13                                    3,400           3,331
  Highwoods Realty+
      7.500%, 04/15/18                                    3,888           4,255
      7.125%, 02/01/08                                    3,803           3,841
  ILFC E-Capital Trust II (C) (F) (J)
      6.250%, 12/21/65                                    1,200           1,194
  Intergas Finance (C) (J)
      6.375%, 05/14/17                                    4,703           4,623
  International Lease Finance MTN
      5.750%, 06/15/11                                    3,350           3,399
      5.650%, 06/01/14                                    1,675           1,667
      5.580%, 08/24/07 (F)                                1,805           1,811
  Irish Life & Permanent MTN, Ser X
    (C) (F) (K)
      5.360%, 06/21/07                                   21,360          21,359
  JPMorgan Chase
      5.750%, 01/02/13                                    3,670           3,700
      5.600%, 06/01/11                                    4,515           4,542
      5.150%, 10/01/15                                      180             174
      5.125%, 09/15/14                                    2,010           1,957
  JPMorgan Chase Capital XVIII,
    Ser R (J)
      6.950%, 08/17/36                                    3,605           3,741
  Jackson National Life Funding
    (C) (F) (K)
      5.320%, 06/01/07                                   35,332          35,332

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Kaupthing Bank
      7.125%, 05/19/16 (C)                        $      12,000   $      12,760
      6.045%, 07/12/07 (C) (F)                            6,870           6,923
      5.750%, 10/04/11 (C)                                1,120           1,122
  Korea Development Bank
      4.250%, 11/13/07                                      560             556
  Landsbanki Islands (C)
      6.100%, 08/25/11                                    6,520           6,633
  Lazard Group
      7.125%, 05/15/15                                    5,765           5,997
  Lehman Brothers Holdings Capital
    Trust VII MTN
      5.857%, 05/31/12                                      611             606
      5.857%, 11/29/49 (F)                                2,620           2,592
  Lehman Brothers Holdings Capital
    Trust VIII (F)
      6.190%, 08/31/07                                    1,310           1,316
  Lehman Brothers Holdings MTN
      11.000%, 11/07/16 (F)                               5,269           5,090
      8.920%, 08/16/07 (F)                                3,023           2,940
      5.750%, 05/17/13                                    3,705           3,731
      5.250%, 02/06/12                                    2,765           2,731
      0.000%, 06/20/07 (F) (M)                            4,940           4,765
  Lehman Brothers Holdings MTN,
    Ser H (F) (M)
      0.000%, 11/30/07                                    3,736           3,375
  Liberty Mutual Group (C) (J)
      7.500%, 08/15/36                                    2,714           2,847
  Liberty Property+
      7.750%, 04/15/09                                    1,026           1,062
      6.375%, 08/15/12                                      397             410
  Lloyds TSB Bank, Ser 1 (F)
      5.625%, 11/14/07                                      410             360
  Lloyds TSB Bank, Ser 2 (F)
      5.563%, 08/21/07                                      110              95
  Lloyds TSB Bank, Ser 3 (F)
      5.560%, 08/31/07                                    1,600           1,374
  Lukoil International Finance (C)
      6.656%, 06/07/22                                      409             409
      6.356%, 06/07/17                                      646             646
  MUFG Capital Finance (F)
      6.346%, 07/25/49                                    1,459           1,467
      6.346%, 07/25/49                                    1,840           1,846
  Mangrove Bay Passthru Trust (C) (F)
      6.102%, 07/15/33                                    2,095           2,033
  Master Alternative Loans Trust,
    Ser 2006-3, Cl AA3
      6.250%, 06/01/07                                      802             805
  Mellon Capital I, Ser A
      7.720%, 12/01/26                                      827             859
  Merrill Lynch
      7.430%, 09/01/22                                        5               5
      5.700%, 05/02/17                                    1,980           1,949

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           167

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Merrill Lynch MTN (F)
      8.950%, 11/18/07                            $       4,185   $       3,938
      8.680%, 11/02/07                                    4,035           3,841
  Merrill Lynch MTN, Ser B
      3.375%, 09/14/07                                    1,650           1,641
  Metlife
      6.400%, 12/15/36                                    4,440           4,250
  Mizuho Finance
      8.375%, 04/27/09                                      785             822
      8.375%, 12/29/49                                      530             555
  Morgan Stanley
      5.375%, 10/15/15                                    1,345           1,309
      5.300%, 03/01/13                                    2,637           2,596
      4.750%, 04/01/14                                    2,270           2,137
  Morgan Stanley EXL (F) (K)
      5.400%, 06/04/07                                    5,621           5,621
  Morgan Stanley EXL, Ser S (F) (K)
      5.360%, 06/04/07                                    8,030           8,030
  Morgan Stanley MTN (F)
      5.809%, 07/18/07                                    1,530           1,533
  NB Capital Trust IV
      8.250%, 04/15/27                                    4,865           5,060
  National Australia Bank (F)
      5.525%, 10/09/07                                      130             112
      5.525%, 10/09/07                                      740             639
  National Capital Trust II (C) (F)
      5.486%, 06/17/07                                    3,207           3,088
  National Westminster Bank, Ser B (F)
      5.625%, 07/09/07                                      740             637
  National Westminster Bank, Ser C (F)
      5.500%, 08/27/07                                      160             137
  Nationwide Building Society
    (C) (F) (K)
      5.410%, 06/28/07                                    8,833           8,833
      5.370%, 06/07/07                                   16,060          16,060
  Nationwide Mutual Insurance (C)
      6.600%, 04/15/34                                    2,483           2,398
  North Front Pass-Through Trust
    (C) (F)
      5.810%, 06/15/07                                    5,291           5,155
  Northern Rock (C) (F) (K)
      5.380%, 06/04/07                                   16,542          16,542
  PF Export Receivables Master Trust (C)
      6.436%, 06/01/15                                    1,696           1,754
  PNC Funding
      5.625%, 02/01/17                                    1,425           1,410
      5.250%, 11/15/15                                    2,975           2,884
  Paribas, Ser 1986 (F)
      5.500%, 06/11/07                                      693             594
  Pemex Finance
      9.690%, 08/15/09                                    1,125           1,179

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Power Receivables Financial
      6.290%, 01/01/12                            $       3,545   $       3,579
      6.290%, 01/01/12 (C)                                1,119           1,130
  Premium Asset Trust, Ser 2004-10
    (C) (F) (K)
      5.380%, 06/15/07                                   22,484          22,484
  Prime Property Funding+ (C)
      5.600%, 06/15/11                                    3,380           3,368
      5.500%, 01/15/14                                    5,000           4,958
  Prologis+
      5.500%, 04/01/12                                    2,550           2,539
      5.250%, 11/15/10                                      870             862
  Prudential Financial MTN
      5.700%, 12/14/36                                    2,425           2,280
  RBS Capital Trust III (F)
      5.512%, 09/30/07                                      400             388
  RSHB Captl (C)
      6.299%, 05/15/17                                    5,600           5,617
  Rabobank Capital Fund Trust II
    (C) (F)
      5.260%, 12/29/49                                    1,171           1,136
  Rabobank Capital Fund Trust III
    (C) (F)
      5.254%, 06/30/07                                    1,337           1,283
  Residential Capital
      7.187%, 07/11/07 (C) (F)                            3,170           3,158
      6.500%, 06/01/12                                    2,251           2,251
      6.500%, 04/17/13                                    4,665           4,611
      6.460%, 08/22/07 (F)                                1,195           1,196
      6.125%, 11/21/08                                    8,980           8,959
      6.000%, 02/22/11                                    1,860           1,828
  Resona Bank Ltd. (C) (F)
      5.850%, 09/29/49                                    1,793           1,758
  Resona Preferred Global Securities
    (C) (F)
      7.191%, 07/30/49                                    2,590           2,718
  Royal Bank of Canada (F)
      5.538%, 06/21/07                                    1,010             865
  Royal Bank of Scotland Group
      5.750%, 06/11/07 (F)                                2,380           2,032
      5.000%, 10/01/14                                    2,465           2,371
  SLM MTN (F) (K)
      5.320%, 06/15/07                                   17,666          17,666
  SLM MTN, Ser CPI (F)
      3.540%, 06/01/07                                    4,180           3,916
  SMFG Preferred Capital (C) (F) (J)
      6.078%, 01/25/17                                    6,810           6,701
  Security Benefit Life (C)
      8.750%, 05/15/16                                    5,200           5,975
  Shinsei Finance Cayman (C) (F)
      6.418%, 01/29/49                                    4,560           4,533
  Simon Property Group+
      5.750%, 05/01/12                                    2,200           2,220
      5.600%, 09/01/11                                    1,930           1,937
--------------------------------------------------------------------------------
168           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Skandinav Enskilda Bank (C) (F) (K)
      5.320%, 06/18/07                            $      17,666   $      17,665
  Societe Generale
      5.922%, 10/05/07 (C) (F)                            2,034           1,997
      5.438%, 11/26/07 (F)                                  680             586
      5.395%, 11/26/07 (F)                                  180             155
  Standard Chartered I (F)
      5.563%, 07/16/07                                    1,840           1,523
  Standard Chartered II (F)
      5.625%, 11/07/07                                    2,790           2,344
  Standard Chartered III (F)
      5.525%, 06/04/07                                      180             149
  Standard Chartered IV (F)
      5.730%, 07/06/07                                      290             241
  Stanfield Victoria LLC MTN (C) (K)
      5.450%, 06/11/07                                   16,060          16,060
  Stingray Pass-Through Trust (C)
      5.902%, 01/12/15                                    3,600           3,337
  Sumitomo Mitsui Banking
      8.150%, 08/01/08                                      442             453
      8.150%, 08/29/49                                      951             974
  SunTrust Capital VIII (F) (J)
      6.100%, 06/06/07                                    5,450           5,050
  TNK-BP Finance
      7.500%, 07/18/16                                      140             147
      7.500%, 07/18/16 (C) (J)                            3,750           3,934
      6.625%, 03/20/17 (C)                                1,750           1,720
  Toll Road Investment Partners II
    (C) (E)
      5.440%, 02/15/45                                    6,915             885
  Toyota Motor Credit
      2.875%, 08/01/08                                    1,970           1,913
  Twin Reefs Pass-Through (C) (F)
      6.320%, 06/10/07                                      900             902
  UDR+
      5.500%, 04/01/14                                    2,900           2,840
  UFJ Finance Aruba
      8.750%, 08/13/49                                      316             329
      8.750%, 11/29/49                                    1,060           1,104
  US Bancorp MTN, Ser N
      3.125%, 03/15/08                                    1,520           1,493
  UniCredito Italiano Bank (C) (F) (K)
      5.350%, 07/11/07                                   40,150          40,145
  Wachovia
      5.300%, 10/15/11                                    4,770           4,742
      5.250%, 08/01/14                                      250             245
      4.875%, 02/15/14                                    2,470           2,369
  Wachovia Capital Trust III (F)
      5.800%, 03/15/11                                    3,717           3,722
  Washington Mutual
      4.000%, 01/15/09                                    1,478           1,443
  Washington Mutual Bank
      5.650%, 08/15/14                                    3,920           3,871

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Washington+
      5.350%, 05/01/15                            $         695   $         672
  Wells Fargo
      5.000%, 11/15/14                                    1,145           1,103
  Wells Fargo Capital
      5.950%, 12/15/36                                      960             916
  Westfield Capital (C)
      4.375%, 11/15/10                                    1,900           1,833
  Westfield Group (C)
      5.400%, 10/01/12                                    2,695           2,671
  Westpac Banking (F)
      5.525%, 09/30/07                                      870             742
  Westpac Capital Trust IV (C) (F)
      5.256%, 12/29/49                                    1,259           1,187
  Woodbourne Pass-Through Trust
    (C) (F)
      6.420%, 06/08/07                                    2,500           2,518
  Woori Bank (C) (F) (J)
      6.125%, 05/03/16                                    1,385           1,401
  ZFS Finance USA Trust II (C) (F)
      6.450%, 12/15/65                                    2,549           2,523
  Zions Bancorp
      5.500%, 11/16/15                                    1,880           1,829
  Zurich Capital Trust I (C)
      8.376%, 06/01/37                                    8,350           8,720
                                                                  --------------
                                                                        913,074
                                                                  --------------
HEALTH CARE -- 0.5%
  Abbott Laboratories
      5.875%, 05/15/16                                    2,960           3,004
  Amgen (C)
      5.850%, 06/01/17                                    2,235           2,225
  Cardinal Health (J)
      5.850%, 12/15/17                                    4,875           4,778
  Coventry Health Care
      5.950%, 03/15/17                                    2,930           2,896
  HCA
      5.750%, 03/15/14                                    5,548           4,875
  Tenet Healthcare
      7.375%, 02/01/13                                      168             158
  Teva Pharmaceutical Finance LLC
      6.150%, 02/01/36                                    1,190           1,135
  Wyeth
      6.950%, 03/15/11                                    8,125           8,526
      5.950%, 04/01/37                                    4,220           4,088
                                                                  --------------
                                                                         31,685
                                                                  --------------
INDUSTRIALS -- 1.6%
  Air 2 US (C)
      8.027%, 10/01/19                                    4,944           5,191
  America West Airlines, Ser 1999-1
      7.930%, 01/02/19                                    4,748           5,113

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           169

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  American Airlines, Ser 1999-1
      7.024%, 10/15/09                            $       2,320   $       2,372
  Burlington North Santa Fe
      6.150%, 05/01/37                                    1,205           1,184
  Cedar Brakes I LLC (C)
      8.500%, 02/15/14                                    1,457           1,572
  Cedar Brakes II LLC (C)
      9.875%, 09/01/13                                    5,635           6,234
  Continental Airlines, Ser 02-1
      6.563%, 02/15/12                                    1,400           1,454
  Continental Airlines, Ser 1999-2
      7.256%, 03/15/20                                    1,424           1,520
  Continental Airlines, Ser 971A
      7.461%, 04/01/15                                    2,330           2,420
  Continental Airlines, Ser A
      5.983%, 04/19/22                                    3,000           2,962
  Continental Airlines, Ser AMBC
      6.236%, 03/15/20                                    2,308           2,318
  Corning
      5.250%, 08/15/36                                      955             997
  Delta Air Lines, Ser 2000-1
      7.379%, 05/18/10                                    1,409           1,439
  Delta Air Lines, Ser 2001-1, Cl A-2
      7.111%, 09/18/11                                   10,100          10,460
  Eastman Kodak
      7.250%, 11/15/13                                    2,445           2,457
  Electronic Data Systems
      7.125%, 10/15/09                                    2,990           3,080
  Hutchison Wham International (C)
      7.450%, 11/24/33                                    2,425           2,746
  Stauffer Chemical (E)
      5.833%, 04/15/18                                      860             453
      5.704%, 04/15/17                                      350             194
      5.202%, 04/15/10                                      300             256
  Tyco International Group
      7.000%, 06/15/28                                    1,875           2,226
      6.875%, 01/15/29                                    8,875          10,394
      6.750%, 02/15/11                                    1,170           1,229
      6.375%, 10/15/11                                    8,785           9,162
      6.125%, 11/01/08                                      320             323
      6.125%, 01/15/09                                      120             121
      6.000%, 11/15/13                                    1,945           2,036
  US Steel
      6.050%, 06/01/17                                      785             778
      5.650%, 06/01/13                                    1,120           1,110
  United Technologies
      6.500%, 06/01/09                                    1,670           1,708
      5.400%, 05/01/35                                      670             617

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Waste Management
      7.375%, 05/15/29                            $           5   $           5
      7.125%, 12/15/17                                    4,840           5,091
       7.100%, 08/01/26                                   1,375           1,421
  Xerox
      5.500%, 05/15/12                                    2,235           2,207
                                                                  --------------
                                                                         92,850
                                                                  --------------
MATERIALS -- 0.2%
  Codelco (C)
      4.750%, 10/15/14                                      900             851
  Vale Overseas Limited
      8.250%, 01/17/34                                      210             251
      6.875%, 11/21/36                                    6,568           6,727
      6.250%, 01/23/17                                    3,430           3,451
  Weyerhaeuser
      6.750%, 03/15/12                                      410             426
                                                                  --------------
                                                                         11,706
                                                                  --------------
SOVEREIGN -- 0.4%
  Quebec Province
      5.125%, 11/14/16                                    3,640           3,569
  Republic of Italy
      5.375%, 06/15/33                                    1,780           1,705
  Russian Federation (C) (G)
      7.500%, 09/30/07                                    2,622           2,938
  Russian Federation Registered (G)
      7.500%, 03/31/30                                    1,072           1,202
  State of Israel
      5.500%, 11/09/16                                    3,000           2,952
  United Mexican States
      5.625%, 01/15/17                                       84              84
  United Mexican States MTN, Ser A
      7.500%, 04/08/33                                      218             263
      6.750%, 09/27/34                                    8,530           9,494
      5.875%, 01/15/14                                    1,545           1,581
                                                                  --------------
                                                                         23,788
                                                                  --------------
TELECOMMUNICATION SERVICES -- 1.1%
  AT&T
      6.800%, 05/15/36                                    1,255           1,328
      6.150%, 09/15/34                                    4,730           4,635
      5.100%, 09/15/14                                    2,410           2,328
  America Movil
      6.375%, 03/01/35                                    2,830           2,841
  BellSouth
      4.750%, 11/15/12                                      190             183
  BellSouth Telecommunications
      7.000%, 12/01/95                                    2,248           2,272
  British Telecommunications PLC
      8.375%, 12/15/10                                    1,310           1,439

--------------------------------------------------------------------------------
170           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                    Face Amount   Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Deutsche Telekom International
    Finance
      8.250%, 06/15/30                            $       1,140   $       1,393
      5.750%, 03/23/16                                    2,175           2,141
  Embarq
      7.995%, 06/01/36                                    1,190           1,241
  France Telecom
      8.500%, 03/01/31                                    1,895           2,431
  Koninklije
      8.000%, 10/01/10                                    5,100           5,480
  New Cingular Wireless Services
      8.125%, 05/01/12                                    1,255           1,391
  Rogers Wireless
      6.375%, 03/01/14                                    1,405           1,441
  SBC Communications
      5.625%, 06/15/16                                    2,375           2,351
  Sprint Capital
      8.750%, 03/15/32                                    2,045           2,357
      8.375%, 03/15/12                                    5,300           5,809
      6.875%, 11/15/28                                    1,027           1,002
      6.125%, 11/15/08                                    2,950           2,967
  Sprint Nextel
      6.000%, 12/01/16                                    2,181           2,103
  Telecom Italia Capital
      5.250%, 11/15/13                                      580             560
      5.250%, 10/01/15                                      370             350
      4.950%, 09/30/14                                    1,320           1,239
  Telefonica Emisiones Sau
      5.984%, 06/20/11                                    5,705           5,779
  Telus
      8.000%, 06/01/11                                    1,509           1,614
  Verizon Communications
      7.375%, 09/01/12                                    1,730           1,873
      6.875%, 06/15/12                                      465             492
      5.500%, 04/01/17                                    2,345           2,289
  Vodafone Group PLC
      6.150%, 02/27/37                                    1,214           1,171
                                                                  --------------
                                                                         62,500
                                                                  --------------
UTILITIES -- 1.3%
  Allegheny Energy Supply (C) (J)
      8.250%, 04/15/12                                    1,755           1,909
  Amerada Hess
      7.875%, 10/01/29                                      650             743
  Arizona Public Services
      8.000%, 12/30/15                                      780             855
  Cogentrix Energy (C)
      8.750%, 10/15/08                                    6,200           6,477
  Commonwealth Edison
      4.700%, 04/15/15                                    1,362           1,249
  Commonwealth Edison, Ser 104
      5.950%, 08/15/16                                    1,600           1,584
  Commonwealth Edison, Ser 98
      6.150%, 03/15/12                                    3,168           3,199

--------------------------------------------------------------------------------
                                                    Face Amount   Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  DPL
      6.875%, 09/01/11                            $       5,385   $       5,630
  Dominion Resources
      5.700%, 09/17/12                                    3,560           3,587
      4.750%, 12/15/10                                      740             722
      4.125%, 02/15/08                                      250             248
  Dominion Resources, Ser D
      5.125%, 12/15/09                                      850             843
  Duke Energy
      6.250%, 01/15/12                                      460             474
      5.625%, 11/30/12                                      525             529
  Empresa Nacional Electric
      8.625%, 08/01/15                                      340             395
  Exelon
      5.625%, 06/15/35                                    4,860           4,457
  FPL Energy American Wind (C)
      6.639%, 06/20/23                                    4,783           4,972
  FirstEnergy, Ser B
      6.450%, 11/15/11                                    3,110           3,214
  FirstEnergy, Ser C
      7.375%, 11/15/31                                    7,425           8,308
  Hydro-Quebec, Ser JL
      6.300%, 05/11/11                                    1,050           1,088
  Midamerican Energy Holdings
      6.125%, 04/01/36                                    1,765           1,744
  Nevada Power, Ser A
      8.250%, 06/01/11                                    4,055           4,397
  NiSource Finance
      6.150%, 03/01/13                                    1,304           1,318
  Northwestern
      5.875%, 11/01/14                                    1,532           1,499
  Pacific Gas & Electric
      6.050%, 03/01/34                                    3,275           3,247
      5.800%, 03/01/37                                      840             803
  Power Contract Financing (C)
      6.256%, 02/01/10                                    3,592           3,613
  Public Service Colorado
      7.875%, 10/01/12                                    2,670           2,958
  Swepco Capital Trust I (F)
      5.250%, 10/01/43                                    4,465           4,423
  TXU Energy
      7.000%, 03/15/13                                      460             474
  TXU, Ser P (J)
      5.550%, 11/15/14                                      370             328
  TXU, Ser Q
      6.500%, 11/15/24                                      410             352
  TXU, Ser R
      6.550%, 11/15/34                                    4,385           3,697
                                                                  --------------
                                                                         79,336
                                                                  --------------
Total Corporate Obligations
  (Cost $1,409,908) ($ Thousands)                                     1,414,520
                                                                  --------------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           171

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 22.1%

AUTOMOTIVE -- 0.7%
  AmeriCredit Automobile Receivables
    Trust, Ser 2003-DM, Cl A4
      2.840%, 08/06/10                            $       1,932   $       1,924
  AmeriCredit Automobile Receivables
    Trust, Ser 2004-1, Cl C
      4.220%, 07/06/09                                       46              45
  Americredit Prime Automobile
    Receivables, Ser 2007-1, Cl A3
      5.120%, 11/08/11                                    3,692           3,692
  Capital Auto Receivables Asset Trust,
    Ser 2004-2, Cl A2
      3.350%, 02/15/08                                       22              22
  Capital Auto Receivables Asset Trust,
    Ser 2006-1, Cl A3
      5.030%, 10/15/09                                    2,473           2,465
  Capital Auto Receivables Asset Trust,
    Ser 2007-1, Cl A3A
      5.000%, 04/15/11                                    2,046           2,036
  Carmax Auto Owner Trust,
    Ser 2006-2, Cl A3
      5.150%, 02/15/11                                    4,312           4,299
  Carmax Auto Owner Trust,
    Ser 2007-2, Cl A3
      5.230%, 12/15/11                                    2,567           2,567
  DaimlerChrysler Auto Trust,
    Ser 2006-D, Cl A4
      4.940%, 02/08/12                                    2,283           2,259
  Ford Credit Auto Owner Trust,
    Ser 2005-A, Cl A3
      3.480%, 11/15/08                                    2,968           2,957
  Ford Credit Auto Owner Trust,
    Ser 2005-B, Cl A3
      4.170%, 01/15/09                                      618             615
  Harley-Davidson Motorcycle Trust,
    Ser 2007-1, Cl A2
      5.290%, 06/15/07                                    1,814           1,813
  Honda Auto Receivables Owner
    Trust, Ser 2004-2, Cl A3
      3.300%, 06/16/08                                      637             636
  Nissan Auto Receivables Owner
    Trust, Ser 2006-B, Cl A3
      5.160%, 02/15/10                                    1,176           1,173
  Triad Auto Receivables Owner Trust,
    Ser 2003-B, Cl A4
      3.200%, 12/13/10                                      585             576
  Triad Auto Receivables Owner Trust,
    Ser 2006-B, Cl A4
      5.520%, 06/12/07                                    1,086           1,088

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Triad Auto Receivables Owner Trust,
    Ser 2006-C, Cl A3
      5.260%, 11/14/11                            $       1,931       $   1,927
  USAA Auto Owner Trust, Ser 2004-3,
    Cl A3
      3.160%, 02/17/09                                      294             293
  USAA Auto Owner Trust, Ser 2004-3,
    Cl A4
      3.530%, 06/15/11                                    1,862           1,834
  USAA Auto Owner Trust, Ser 2005-1,
    Cl A3
      3.900%, 07/15/09                                      294             293
  USAA Auto Owner Trust, Ser 2006-3,
    Cl A4
      5.360%, 06/15/12                                    1,832           1,834
  WFS Financial Owner Trust,
    Ser 2003-3, Cl A4
      3.250%, 05/20/11                                      790             786
  WFS Financial Owner Trust,
    Ser 2003-4, Cl A4
      3.150%, 05/20/11                                    1,636           1,623
  WFS Financial Owner Trust,
    Ser 2004-1, Cl A4
      2.810%, 08/22/11                                      653             646
  WFS Financial Owner Trust,
    Ser 2005-3, Cl A3A
      4.250%, 06/17/10                                      539             536
  Wachovia Auto Owner Trust,
    Ser 2004-A, Cl A4
      3.660%, 07/20/10                                    4,252           4,233
  Wachovia Auto Owner Trust,
    Ser 2005-B, Cl A2
      4.820%, 02/20/09                                      663             662
                                                                  --------------
                                                                         42,834
                                                                  --------------
CREDIT CARDS -- 0.3%
  Capital One Master Trust, Ser 1998-1,
    Cl A
      6.310%, 06/15/11                                    9,047           9,119
  Chase Issuance Trust, Ser 2004-A9,
    Cl A9
      3.220%, 06/15/10                                    3,314           3,289
  Citibank Credit Card Issuance Trust,
    Ser 2004-A4, Cl A4
      3.200%, 08/24/09                                    3,886           3,866
  Discover Card Master Trust I,
    Ser 2003-1, Cl A3 (F)
      5.460%, 06/15/07                                    1,005           1,006
  MBNA Credit Card Master Note Trust,
    Ser 2003-A7, Cl A7
      2.650%, 11/15/10                                    2,675           2,602
                                                                  --------------
                                                                         19,882
                                                                  --------------

--------------------------------------------------------------------------------
172           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                    Face Amount   Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
MORTGAGE RELATED SECURITIES -- 20.6%
  ABS Home Equity Loan Trust,
    Ser 2001-HE3, Cl A1 (F)
      5.860%, 06/15/07                            $         402   $         402
  AFC Home Equity Loan Trust,
    Ser 2000-1, Cl 2A (F)
      5.560%, 06/25/07                                    4,012           4,016
  Ace Securities, Ser 2006-SI3,
    Cl A1 (F)
      5.420%, 06/25/07                                   10,806          10,805
  Adjustable Rate Mortgage Trust,
    Ser 2005-8, Cl 4A11 (F)
      5.442%, 06/01/07                                   12,892          12,638
  American Tower Trust, Ser 2007-1A,
    Cl AFX (C)
      5.420%, 04/15/37                                    3,409           3,372
  Amortizing Residential Collateral Trust
    CMO, Ser 2002-BC1, Cl A (F)
      5.660%, 06/25/07                                      672             672
  Asset Securitization, Ser 1996-D2,
    Cl A1
      6.920%, 02/14/29                                       21              21
  Banc of America Alternative Loan
    Trust, Ser 2004-5, Cl 4A1
      5.000%, 06/25/19                                    1,753           1,732
  Banc of America Alternative Loan
    Trust, Ser 2004-6, Cl 4A1
      5.000%, 07/25/19                                    2,146           2,111
  Banc of America Alternative Loan
    Trust, Ser 2006-4, Cl 4CB1
      6.500%, 05/25/46                                      298             301
  Banc of America Alternative Loan
    Trust, Ser 2006-7, Cl A3 (F)
      5.913%, 10/25/36                                    2,029           2,021
  Banc of America Alternative Loan
    Trust, Ser 2006-8, Cl 3A1 (F)
      6.294%, 06/01/07                                    2,616           2,624
  Banc of America Alternative Loan
    Trust, Ser 2007-1, Cl 2A1 (F)
      6.507%, 06/01/07                                      605             608
  Banc of America Commercial
    Mortgage Securities,
    Ser 2002-PB2, Cl A4
      6.186%, 06/11/35                                       80              82
  Banc of America Commercial
    Mortgage Securities,
    Ser 2002-PB2, Cl B
      6.309%, 06/11/35                                    1,075           1,109
  Banc of America Commercial
    Mortgage Securities,
    Ser 2003-1, Cl A1
      3.878%, 09/11/36                                    7,558           7,285

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Banc of America Commercial
    Mortgage Securities,
    Ser 2003-1, Cl A2
      4.648%, 06/01/07                            $       2,349   $       2,249
  Banc of America Commercial
    Mortgage Securities,
    Ser 2004-1, Cl A3
      4.429%, 11/10/39                                       30              29
  Banc of America Commercial
    Mortgage Securities,
    Ser 2004-1, Cl A4
      4.760%, 11/10/39                                    3,263           3,120
  Banc of America Commercial
    Mortgage Securities,
    Ser 2004-2, Cl A5
      4.580%, 06/01/07                                      564             533
  Banc of America Commercial
    Mortgage Securities,
    Ser 2004-4, Cl A4
      4.502%, 07/10/42                                    3,518           3,390
  Banc of America Commercial
    Mortgage Securities,
    Ser 2004-6, Cl A3
      4.512%, 12/10/42                                    5,620           5,406
  Banc of America Commercial
    Mortgage Securities,
    Ser 2005-2, Cl A3
      4.611%, 07/10/43                                      172             169
  Banc of America Commercial
    Mortgage Securities,
    Ser 2005-3, Cl A4
      4.668%, 07/10/43                                   12,400          11,659
  Banc of America Commercial
    Mortgage Securities,
    Ser 2005-5, Cl A4 (F)
      5.115%, 10/10/45                                    1,806           1,745
  Banc of America Commercial
    Mortgage Securities,
    Ser 2006-4, Cl A4
      5.634%, 07/10/46                                   15,000          14,968
  Banc of America Commercial
    Mortgage Securities,
    Ser 2006-5, Cl XC, IO (C) (F)
      0.049%, 06/01/07                                   78,513           1,219
  Banc of America Commercial
    Mortgage, Ser 2005-4, Cl A5A
      4.933%, 06/01/07                                      578             552
  Banc of America Commercial
    Mortgage, Ser 2007-6, Cl A4 (F)
      5.182%, 06/01/07                                    4,280           4,179
  Banc of America Funding,
    Ser 2005-B, Cl 2A1 (F)
      5.112%, 06/01/07                                    6,193           6,131

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           173

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Banc of America Funding,
    Ser 2006-D, Cl 5A1 (F)
      5.864%, 06/01/07                            $       1,547   $       1,534
  Banc of America Mortgage Securities,
    Ser 2003-1, Cl 2A4
      5.000%, 02/25/18                                    4,306           4,172
  Banc of America Mortgage Securities,
    Ser 2004-F, Cl 2A6 (F)
      4.148%, 06/01/07                                    1,697           1,655
  Bear Stearns Asset-Backed
    Securities, Ser 2006-AC1,
    Cl 1A1 (G)
      5.750%, 06/01/07                                    3,321           3,285
  Bear Stearns Commercial Mortgage
    Securities
      5.660%, 09/11/41                                    1,189           1,172
  Bear Stearns Commercial Mortgage
    Securities, Ser 2004-ESA, Cl C(C)
      4.937%, 05/14/16                                    2,473           2,452
  Bear Stearns Commercial Mortgage
    Securities, Ser 2004-PWR5, Cl A3
      4.565%, 07/11/42                                      115             111
  Bear Stearns Commercial Mortgage
    Securities, Ser 2004-PWR6, Cl A6
      4.825%, 11/11/41                                      637             610
  Bear Stearns Commercial Mortgage
    Securities, Ser 2004-T16, Cl A3
      4.030%, 02/13/46                                      100              97
  Bear Stearns Commercial Mortgage
    Securities, Ser 2005-T18,
    Cl A4 (F)
      4.933%, 06/01/07                                    2,463           2,358
  Bear Stearns Commercial Mortgage
    Securities, Ser 2006-T22,
    Cl A1 (F)
      5.415%, 06/01/07                                      818             818
  Bear Stearns Commercial Mortgage
    Securities, Ser 2007-PW15, Cl A3
      5.309%, 02/11/44                                    2,636           2,591
  CIGNA CBO, Ser 1996-1, Cl A2
    (C) (G)
      6.460%, 11/15/08                                    3,313           3,312
  California Infrastructure SCE,
    Ser 1997-1, Cl A7
      6.420%, 12/26/09                                    2,053           2,059
  Capital One Multi-Asset Execution
    Trust, Ser 2006-A10, Cl A10
      5.150%, 06/16/14                                    1,427           1,420
  Chase Funding Mortgage Loan,
    Ser 2002-1, Cl 2A2 (F)
      5.820%, 06/25/07                                    1,639           1,639

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Chase Manhattan Commercial
    Mortgage Trust, Ser 99-C2,
    Cl A2 (F)
      7.546%, 11/17/32                            $         340   $         351
  Chase Mortgage Finance,
    Ser 2005-A1, Cl 1A1 (F)
      5.415%, 06/01/07                                    2,706           2,651
  Chase Mortgage Finance,
    Ser 2005-A1, Cl 2A3 (F)
      5.250%, 06/01/07                                   13,166          12,933
  Chaseflex Trust, Ser 2007-1, Cl 1A3
    6.500%, 02/25/37                                      2,035           2,048
  Citicorp Residential Mortgage
    Securities, Ser 2006-1, Cl A2 (G)
      5.682%, 07/25/36                                    2,150           2,143
  Citicorp Residential Mortgage
    Securities, Ser 2006-2, Cl A2 (G)
      5.557%, 06/01/07                                    2,268           2,257
  Citigroup Commercial Mortgage Trust,
    Ser 2004-CA, Cl C (F)
      5.356%, 06/01/07                                    1,520           1,505
  Citigroup Mortgage Loan Trust,
    Ser 2006-AR3, Cl 1A1A (F)
      5.952%, 06/01/07                                      580             578
  Citigroup Mortgage Loan Trust,
    Ser 2007-AHL1, Cl A2A (F)
      5.360%, 06/25/07                                    3,206           3,206
  Commercial Mortgage Pass-Through
    Certificate, Ser 1999-1, Cl E (F)
      7.224%, 06/01/07                                    4,604           4,683
  Commercial Mortgage Pass-Through
    Certificate, Ser 2000-C1, Cl C
      7.706%, 08/15/33                                      637             675
  Commercial Mortgage Pass-Through
    Certificate, Ser 2004-LB3A,
    Cl B (F)
      5.281%, 06/01/07                                    2,400           2,359
  Commercial Mortgage Pass-Through
    Certificate, Ser 2005-C6, Cl A3
      5.144%, 06/10/07                                   12,600          12,339
  Commercial Mortgage Pass-Through
    Certificate, Ser 2006-C7, Cl AM (F)
      5.987%, 06/01/07                                   11,330          11,486
  Conseco Finance Home Loan Trust,
    Ser 2000-E, Cl M1
      8.130%, 08/15/31                                    4,203           4,252
  Conseco Finance Securitization,
    Ser 2000-4, Cl A6
      8.310%, 05/01/32                                      950             782
  Contimortgage Home Equity Loan
    Trust, Ser 1997-2, Cl A9
      7.090%, 04/15/28                                       54              54


--------------------------------------------------------------------------------
174           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Contimortgage Home Equity Loan
    Trust, Ser 1997-5, Cl A6
      6.870%, 03/15/24                            $         150   $         150
  Countrywide Alternative Loan  Trust,
    Ser 2004-27CB, Cl A1
      6.000%, 12/25/34                                    3,348           3,347
  Countrywide Alternative Loan Trust,
    Ser 2004-J1, Cl 1A1
      6.000%, 02/25/34                                      826             822
  Countrywide Alternative Loan Trust,
    Ser 2004-J6, Cl 2A1
      6.500%, 11/25/31                                    2,809           2,830
  Countrywide Alternative Loan Trust,
    Ser 2005-27, Cl 2A1 (F)
      6.377%, 06/01/07                                    5,351           5,291
  Countrywide Alternative Loan Trust,
    Ser 2005-27, Cl 3A2 (F)
      6.127%, 06/01/07                                    2,125           2,129
  Countrywide Alternative Loan Trust,
    Ser 2005-56, Cl 4A1 (F)
      5.630%, 06/25/07                                   10,588          10,616
  Countrywide Alternative Loan Trust,
    Ser 2005-59, Cl 1A1 (F)
      5.650%, 06/20/07                                   12,744          12,789
  Countrywide Alternative Loan Trust,
    Ser 2005-59, Cl 2X, IO (E)
      1.710%, 06/01/07                                   29,683             995
  Countrywide Alternative Loan Trust,
    Ser 2005-72, Cl A1 (F)
      5.590%, 06/27/07                                    4,794           4,794
  Countrywide Alternative Loan Trust,
    Ser 2006-7CB, Cl 1A9
      6.000%, 05/25/36                                      578             582
  Countrywide Alternative Loan Trust,
    Ser 2006-OA11, Cl A4 (F)
      5.510%, 06/25/07                                   14,044          14,029
  Countrywide Alternative Loan Trust,
    Ser 2006-OA14, Cl 1A2 (F)
      5.907%, 06/01/07                                    1,352           1,352
  Countrywide Alternative Loan Trust,
    Ser 2006-OA2, Cl X1P, IO
      2.500%, 05/20/46                                   43,472           1,860
  Countrywide Alternative Loan Trust,
    Ser 2006-OC6, Cl 2A1 (F)
      5.390%, 06/25/07                                    4,723           4,724
  Countrywide Asset-Backed
    Certificates, Ser 2001-BC3,
    Cl A (F)
      5.800%, 06/25/07                                       93              93
  Countrywide Asset-Backed
    Certificates, Ser 2003-BC2,
    Cl 2A1 (F)
      5.920%, 06/25/07                                      115             115

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Countrywide Asset-Backed
    Certificates, Ser 2005-11,
    Cl AF1 (F)
      5.500%, 06/25/07                            $       2,829   $       2,829
  Countrywide Asset-Backed
    Certificates, Ser 2006-15,
    Cl A2 (F)
      5.683%, 10/25/46                                    1,529           1,524
  Countrywide Asset-Backed
    Certificates, Ser 2006-15,
    Cl A3 (F)
      5.689%, 10/25/46                                      208             207
  Countrywide Asset-Backed
    Certificates, Ser 2006-S1, Cl A2
      5.549%, 08/25/21                                    4,132           4,113
  Countrywide Asset-Backed
    Certificates, Ser 2007-3,
    Cl 2A1 (F)
      5.420%, 06/25/07                                    1,435           1,435
  Countrywide Home Equity Loan Trust,
    Ser 2004-K, Cl A2 (F)
      5.620%, 06/15/07                                    1,706           1,708
  Countrywide Home Equity Loan Trust,
    Ser 2005-F, Cl 2A (F)
      5.560%, 06/15/07                                    7,719           7,725
  Countrywide Home Equity Loan Trust,
    Ser 2005-H, Cl 2A (F)
      5.560%, 06/15/07                                    6,514           6,519
  Countrywide Home Loans,
    Ser 2005-20, Cl A7
      5.250%, 06/01/07                                      882             857
  Countrywide Home Loans,
    Ser 2005-R3, Cl AF (C) (F)
      5.720%, 06/25/07                                   11,644          11,715
  Credit Suisse First Boston Mortgage
    Securities, Ser 2005-C2, Cl A4
      4.832%, 04/15/37                                    1,169           1,111
  Credit Suisse First Boston Mortgage
    Securities, Ser 1998-C2, Cl A2
      6.300%, 11/15/30                                    3,377           3,404
  Credit Suisse First Boston Mortgage
    Securities, Ser 2001-MH29,
    Cl A (G)
      5.600%, 09/25/31                                      963             948
  Credit Suisse First Boston Mortgage
    Securities, Ser 2002-CKS4, Cl A2
      5.183%, 11/15/36                                   19,927          19,587
  Credit Suisse First Boston Mortgage
    Securities, Ser 2003-C4, Cl A4 (F)
      5.137%, 08/15/36                                    1,905           1,864
  Credit Suisse First Boston Mortgage
    Securities, Ser 2003-CK2, Cl A4
      4.801%, 03/15/36                                      119             115

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           175

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Credit Suisse First Boston Mortgage
    Securities, Ser 2004-C2, Cl A1
      3.819%, 05/15/36                            $      11,056   $      10,544
  Credit Suisse First Boston Mortgage
    Securities, Ser 2004-C5, Cl A4
      4.829%, 06/15/07                                    3,302           3,153
  Credit Suisse First Boston Mortgage
    Securities, Ser 2005-C1, Cl AAB
      4.815%, 06/01/07                                    1,154           1,120
  Credit Suisse First Boston Mortgage
    Securities, Ser 8, Cl 1A2
      5.250%, 06/01/07                                    5,167           5,009
  Criimi Mae Commercial Mortgage,
    Ser 1998-C1, Cl A2 (C)
      7.000%, 06/02/33                                    1,457           1,445
  DLJ Commercial Mortgage,
    Ser 1999-CG2, Cl A1B
      7.300%, 06/10/32                                    3,524           3,625
  DSLA Mortgage Loan Trust,
    Ser 2004-AR2, Cl A2B (F)
      5.720%, 06/19/07                                    5,447           5,476
  Delta Funding Home Equity Loan,
    Ser 1999-3, Cl A1A (F)
      6.140%, 06/15/07                                      402             402
  Deutsche Mortgage and Asset
    Receivables, Ser 1998-C1, Cl A2
      6.538%, 06/15/31                                    3,111           3,114
  Duke Funding, Ser 2004-6B,
    Cl A1S1 (C) (F) (K)
      5.420%, 07/09/07                                   12,045          12,045
  EMC Mortgage Loan Trust,
    Ser 2002-AA, Cl A1 (C) (F)
      5.790%, 06/25/07                                    1,363           1,369
  Equivantage Home Equity Loan Trust,
    Ser 1997-2, Cl A3 (G)
      7.775%, 06/01/07                                      385             384
  First Horizon Trust, Ser 2004-HE2,
    Cl A (F)
      5.540%, 06/25/07                                    2,091           2,092
  First Horizon Trust, Ser 2006-HE2,
    Cl A (F)
      5.450%, 06/25/07                                      880             879
  First Union National Bank,
    Ser 2001-C4, Cl B
      6.417%, 12/12/33                                      926             957
  Fleet Home Equity Trust, Ser 2001-1,
    Cl A (F)
      5.530%, 06/01/07                                      157             157

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  GE Capital Commercial Mortgage,
    Ser 2001-3, Cl A1
      5.560%, 06/10/38                            $         113   $         113
  GE Capital Commercial Mortgage,
    Ser 2001-A, Cl A3
      6.030%, 08/11/33                                    1,531           1,543
  GE Capital Commercial Mortgage,
    Ser 2002-3A, Cl A2
      4.996%, 12/10/37                                   12,500          12,228
  GE Capital Commercial Mortgage,
    Ser 2003-C1, Cl A3
      4.371%, 01/10/38                                       25              24
  GE Capital Commercial Mortgage,
    Ser 2004-C3, Cl A4 (F)
      5.189%, 06/01/07                                    2,979           2,911
  GE Capital Commercial Mortgage,
    Ser 2005-C4, Cl A3A (F)
      5.334%, 06/01/07                                   14,000          13,904
  GMAC Commercial Mortgage
    Securities, Ser 2000-C2, Cl A2
      7.455%, 08/16/33                                    3,284           3,435
  GMAC Commercial Mortgage
    Securities, Ser 2004-C1, Cl A1
      3.118%, 03/10/38                                      572             560
  GMAC Commercial Mortgage
    Securities, Ser 2004-C2, Cl A1
      3.896%, 08/10/38                                      248             244
  GMAC Mortgage Loan Trust,
    Ser 2004-HE4, Cl A1 (F)
      5.600%, 06/25/07                                    2,994           2,995
  GMAC Mortgage Loan Trust,
    Ser 2004-J4, Cl A1
      5.500%, 06/01/07                                    1,048           1,038
  GMAC Mortgage Loan Trust,
    Ser 2005-HE3, Cl A1VN (F)
      5.580%, 06/25/07                                   21,469          21,489
  GS Mortgage Securities,
    Ser 1998-GLII, Cl A2
      6.562%, 04/13/31                                    6,639           6,670
  GS Mortgage Securities,
    Ser 2004-GG2, Cl A6 (F)
      5.396%, 08/10/38                                    1,043           1,031
  GS Mortgage Securities,
    Ser 2005-GG4, Cl AABA
      4.680%, 07/10/39                                    5,800           5,571
  GS Mortgage Securities,
    Ser 2006-C1, Cl B
      6.970%, 10/18/30                                      878             890




--------------------------------------------------------------------------------
176           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  GSAMP Trust, Ser 2003-SEA,
    Cl A1 (F)
      5.720%, 06/25/07                            $       2,911   $       2,923
  GSMPS Mortgage Loan Trust,
    Ser 1998-1, Cl A (C)
      8.000%, 09/19/27                                        8               8
  GSMPS Mortgage Loan Trust,
    Ser 2006-RP2, Cl 1AF1 (C) (F)
      5.720%, 06/25/07                                    3,118           3,113
  Great America Leasing Receivables,
    Ser 2006-1, Cl A3 (C)
      5.340%, 01/15/10                                    2,517           2,512
  Green Tree Financial, Ser 1996-5,
    Cl A6
      7.750%, 07/15/27                                      952             987
  Greenpoint Mortgage Funding Trust,
    Ser 2007-AR1, Cl 1A1A (F)
      5.400%, 06/25/07                                   22,522          22,526
  Greenwich Capital Commercial
    Funding, Ser 2005-GG5, Cl A2
      5.117%, 04/10/37                                    1,517           1,503
  Greenwich Capital Commercial
    Funding, Ser 2007-GC9,
    Cl X, IO (C) (F)
      0.512%, 06/01/07                                   22,813             547
  Harborview Mortgage Loan Trust,
    Ser 2005-01, Cl X, IO (E)
      1.435%, 06/01/07                                   19,653             405
  Harborview Mortgage Loan Trust,
    Ser 2005-10, Cl X, IO (F)
      1.404%, 06/01/07                                   29,728             794
  Harborview Mortgage Loan Trust,
    Ser 2005-12, Cl X2B, IO (F)
      1.209%, 06/01/07                                   28,186             665
  Heller Financial Commercial
    Mortgage, Ser 1999-PH1, Cl C (F)
      7.040%, 06/15/07                                      239             244
  IMPAC CMB Trust, Ser 2003-12,
    Cl A1 (F)
      6.080%, 06/25/07                                    1,092           1,093
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR12, Cl AX2, IO (E)
      1.589%, 06/01/07                                   14,310             304
  JPMorgan Chase Commercial
    Mortgage, Ser 2002-C2, Cl A2
      5.050%, 12/12/34                                    5,996           5,860
  JPMorgan Chase Commercial
    Mortgage, Ser 2002-CIB5, Cl A2
      5.161%, 10/12/37                                    1,137           1,117

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  JPMorgan Chase Commercial
    Mortgage, Ser 2003-CB7,
    Cl A4 (F)
      4.879%, 06/12/07                            $       1,672   $       1,612
  JPMorgan Chase Commercial
    Mortgage, Ser 2004-C3, Cl A1
      4.200%, 07/12/35                                       75              73
  JPMorgan Chase Commercial
    Mortgage, Ser 2004-C3, Cl A2
      4.223%, 01/15/42                                   12,948          12,575
  JPMorgan Chase Commercial
    Mortgage, Ser 2004-C3, Cl A4
      4.657%, 01/15/42                                    4,000           3,843
  JPMorgan Chase Commercial
    Mortgage, Ser 2005-CB11,
    Cl ASB (F)
      5.201%, 08/12/37                                    1,711           1,683
  JPMorgan Chase Commercial
    Mortgage, Ser 2005-CB12, Cl A4
      4.895%, 09/12/37                                      530             505
  JPMorgan Chase Commercial
    Mortgage, Ser 2005-CB13,
    Cl AM (F)
      5.335%, 06/01/07                                    1,143           1,123
  JPMorgan Chase Commercial
    Mortgage, Ser 2005-LDP3,
    Cl ASB (F)
      4.893%, 08/15/42                                    2,276           2,206
  JPMorgan Chase Commercial
    Mortgage, Ser 2005-LDP4,
    Cl A4 (F)
      4.918%, 06/01/07                                    6,200           5,911
  JPMorgan Chase Commercial
    Mortgage, Ser 2006-CB16, Cl AM
      5.593%, 05/12/45                                   11,570          11,457
  JPMorgan Chase Commercial
    Mortgage, Ser 2006-LDP7,
    Cl A1 (F)
      5.834%, 06/01/07                                       70              71
  JPMorgan Chase Commercial
    Mortgage, Ser 2006-LDP7,
    Cl A2 (F)
      5.862%, 06/01/07                                      315             320
  JPMorgan Mortgage Acquisition,
    Ser 2007-CH1, Cl AF6 (G)
      5.501%, 06/01/07                                    9,605           9,386
  JPMorgan Mortgage Trust,
    Ser 2004-A5, Cl 4A2 (F)
      4.850%, 12/25/34                                    6,572           6,460
  JPMorgan Mortgage Trust,
    Ser 2004-A5, Cl 4A4 (F)
      4.849%, 06/01/07                                   11,500          11,209


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           177

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   JPMorgan Mortgage Trust,
     Ser 2005-A3, Cl 11A2 (F)
       4.511%, 06/25/07                          $      13,065    $      12,249
   JPMorgan Mortgage Trust,
     Ser 2005-A8, Cl 1A1 (F)
       5.410%, 06/01/07                                  6,424            6,327
   JPMorgan Mortgage Trust,
     Ser 2006-A2, Cl 2A2 (F)
       5.773%, 06/01/07                                 13,400           13,344
   JPMorgan Mortgage Trust,
     Ser 2006-A3, Cl 3A4 (F)
       5.768%, 06/01/07                                 14,500           14,446
   LB Commercial Conduit Mortgage
     Trust, Ser 1999-C2, Cl B
       7.425%, 10/15/32                                    371              386
   LB-UBS Commercial Mortgage Trust,
     Ser 2002-C2, Cl A4
       5.594%, 06/15/31                                 20,824           20,887
   LB-UBS Commercial Mortgage Trust,
     Ser 2003-C8, Cl A4 (F)
       5.124%, 11/15/32                                 16,549           16,170
   LB-UBS Commercial Mortgage Trust,
     Ser 2004-C4, Cl A2 (F)
       4.567%, 06/11/07                                    510              503
   LB-UBS Commercial Mortgage Trust,
     Ser 2004-C8, Cl A4
       4.510%, 06/11/07                                    360              346
   LB-UBS Commercial Mortgage Trust,
     Ser 2005-C1, Cl C (F)
       4.836%, 06/11/07                                    334              314
   LB-UBS Commercial Mortgage Trust,
     Ser 2005-C2, Cl A4
       4.998%, 04/15/30                                    123              120
   LB-UBS Commercial Mortgage Trust,
     Ser 2005-C2, Cl A5 (F)
       5.150%, 04/15/30                                  7,909            7,681
   LB-UBS Commercial Mortgage Trust,
     Ser 2005-C5, Cl A2
       4.885%, 09/15/30                                    180              178
   LB-UBS Commercial Mortgage Trust,
     Ser 2005-C7, Cl A2
       5.103%, 11/15/30                                    995              985
   LB-UBS Commercial Mortgage Trust,
     Ser 2005-C7, Cl AM (F)
       5.263%, 06/11/07                                  1,312            1,278
   LB-UBS Commercial Mortgage Trust,
     Ser 2006-C7, Cl A2
       5.300%, 11/15/38                                  2,425            2,404
   LB-UBS Commercial Mortgage Trust,
     Ser 2006-C7, Cl E (F)
       5.516%, 06/11/07                                    494              477

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   LB-UBS Commercial Mortgage Trust,
     Ser 2007-C1. Cl AAB
       5.403%, 02/15/40                          $       1,357    $       1,341
   LB-UBS Commercial Mortgage Trust,
     Ser 2007-C2, Cl A2
       5.303%, 02/15/40                                  2,500            2,476
   LB-UBS Commercial Mortgage Trust,
     Ser 2007-C3, Cl A2
       6.365%, 12/15/28                                  1,931            1,989
   Lehman XS Trust, Ser 2005-5N,
     Cl 1A1 (F)
       5.620%, 06/01/07                                  8,110            8,124
   Lehman XS Trust, Ser 2005-7N,
     Cl 1A1B (F)
       5.620%, 06/25/07                                  5,709            5,733
   Lone Star CBO Funding, Ser 1X, Cl A
     5.834%, 06/15/07                                    8,721            8,725
   Long Beach Mortgage Loan Trust,
     Ser 2006-4, Cl 2A1 (F)
       5.400%, 06/25/07                                  7,191            7,191
   MLCC Mortgage Investors,
     Ser 2004-B, Cl A3 (F)
       7.034%, 06/01/07                                  1,143            1,155
   Master Adjustable Rate Mortgage
     Trust, Ser 2004-13, Cl 3A7A (F)
       3.787%, 06/01/07                                 11,650           11,322
   Master Alternative Loans Trust,
     Ser 2004-4, Cl 1A1
       5.500%, 05/25/34                                  3,268            3,227
   Master Asset-Backed Securities Trust,
     Ser 2005-AB1, Cl A1B (G)
       5.143%, 06/01/07                                    739              734
   Master Reperforming Loan Trust,
     Ser 2005-1, Cl 1A1 (C)
       6.000%, 08/25/34                                  5,146            5,129
   Master Reperforming Loan Trust,
     Ser 2006-1, Cl 1A1F (F)
       5.680%, 06/25/07                                  2,287            2,297
   Merrill Lynch/Countrywide Commercial
     Mortgage Trust, Ser 2007-5,
     Cl C (F)
       5.509%, 08/12/48                                    342              330
   Merrill Lynch Mortgage Investors,
     Ser 2004-A1, Cl 4A (F)
       5.347%, 06/01/07                                  8,449            8,305
   Merrill Lynch Mortgage Investors,
     Ser 2006-WMC2, Cl A2B (G)
       5.609%, 06/01/07                                    699              696
   Merrill Lynch Mortgage Investors,
     Ser 2006-WMC2, Cl A2D (G)
       5.895%, 06/25/07                                  5,789            5,745


--------------------------------------------------------------------------------
178           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Merrill Lynch Mortgage Trust,
     Ser 2004-BPC1, Cl A5 (F)
       4.855%, 10/12/41                          $       4,751    $       4,548
   Merrill Lynch Mortgage Trust,
     Ser 2004-BPC1, Cl XC, IO (F)
       0.157%, 06/01/07                                 22,046              438
   Merrill Lynch Mortgage Trust,
     Ser 2004-MKB1, Cl A3
       4.892%, 02/12/42                                    151              147
   Merrill Lynch Mortgage Trust,
     Ser 2004-MKB1, Cl B (F)
       5.280%, 02/12/42                                    916              896
   Merrill Lynch Mortgage Trust,
     Ser 2005-CIP1, Cl AM (F)
       5.107%, 06/01/07                                  1,116            1,073
   Merrill Lynch Mortgage Trust,
     Ser 2005-LC1, Cl A4 (F)
       5.291%, 06/01/07                                  4,548            4,441
   Merrill Lynch/Countrywide
     Commercial Mortgage Trust,
     Ser 2006-4, Cl ASB (F)
       5.133%, 12/12/49                                  6,890            6,706
   Merrill Lynch/Countrywide
     Commercial Mortgage Trust,
     Ser 2007-5, Cl B (F)
       5.479%, 08/12/48                                    307              297
   Merrill Lynch/Countrywide
     Commercial Mortgage Trust,
     Ser 2007-5, Cl X, IO (F)
       0.736%, 08/12/48                                  4,040              169
   Merrill Lynch/Countrywide
     Commercial Mortgage Trust,
     Ser 2007-6, Cl A4 (F)
       5.485%, 03/12/51                                  8,200            8,069
   Metropolitan Asset Funding,
     Ser 1997-B, Cl A1D (C)
       7.130%, 03/20/12                                    101              101
   Mid-State Trust, Ser 11, Cl A1
       4.864%, 07/15/38                                  3,351            3,152
   Morgan Stanley Capital I,
     Ser 2003-IQ5, Cl A4
       5.010%, 06/01/07                                  3,770            3,672
   Morgan Stanley Capital I,
     Ser 2004-HQ3, Cl D
       4.900%, 01/13/41                                    339              325
   Morgan Stanley Capital I,
     Ser 2004-T13, Cl B (F)
       4.760%, 09/13/45                                  1,145            1,093
   Morgan Stanley Capital I,
     Ser 2005-HQ5, Cl A3
       5.007%, 01/14/42                                    110              108

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Morgan Stanley Capital I,
     Ser 2005-HQ5, Cl AAB
       5.037%, 01/14/42                          $       3,614    $       3,533
   Morgan Stanley Capital I,
     Ser 2005-HQ6, Cl A4A
       4.989%, 08/13/42                                  4,630            4,443
   Morgan Stanley Capital I,
     Ser 2005-HQ7, Cl AAB (F)
       5.350%, 06/01/07                                  5,573            5,490
   Morgan Stanley Capital I,
     Ser 2006-WMC1, Cl A2A (F)
       5.390%, 06/25/07                                    555              555
   Morgan Stanley Capital I,
     Ser 2007-HE2, Cl A2A (F)
       5.360%, 06/25/07                                  1,565            1,564
   Morgan Stanley Dean Witter Capital,
     Ser 2000-LIFE, Cl A2
       7.570%, 11/15/36                                  3,068            3,191
   Morgan Stanley Dean Witter Capital,
     Ser 2002-IQ2, Cl A3
       5.520%, 12/15/35                                  2,212            2,210
   Morgan Stanley Dean Witter Capital,
     Ser 2003-HQ2, Cl A1
       4.180%, 03/12/35                                    278              265
   Morgan Stanley Home Equity Loans,
     Ser 2007-1, Cl A1 (F)
       5.370%, 06/25/07                                  1,533            1,533
   Morgan Stanley Mortgage Loan Trust
     Ser 2007-3XS, Cl 2A3S (G)
       5.858%, 06/01/07                                     31               31
   Morgan Stanley Mortgage Loan Trust,
     Ser 2007-6XS, Cl 2A1S (F)
       5.430%, 06/25/07                                  1,398            1,398
   Nationslink Funding,
     Ser 1999-1, Cl 2
       6.316%, 11/20/08                                  5,821            5,861
   New York Mortgage Trust,
     Ser 2006-1, Cl 2A2 (F)
       5.663%, 06/01/07                                   788               787
   Nomura Asset Securities,
     Ser 1998-D6, Cl A1C
       6.690%, 03/15/30                                    166              173
   Oakwood Mortgage Investors,
     Ser 2002-C, Cl A, IO
       6.000%, 08/15/10                                  6,833              925
   Oncor Electric Delivery Transition
     Bond, Ser 2003-1, Cl A2
       4.030%, 02/15/12                                  2,791            2,740
   Option One Mortgage Loan Trust,
     Ser 2001-4, Cl A (F)
       5.920%, 06/25/07                                    433              434


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           179

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Origen Manufactured Housing,
     Ser 2002-A, Cl A1 (F)
       5.560%, 06/15/07                          $          74    $          74
   Ownit Mortgage Loan Asset-Backed
     Securities Trust, Ser 2006-1,
     Cl AF1 (G)
       5.424%, 12/25/36                                    942              937
   Prime Mortgage Trust, Ser 2006-CL1,
     Cl A1 (F)
       5.820%, 06/25/07                                    120              120
   Prime Mortgage Trust,
     Ser 2006-DR1, Cl 2A1 (C)
       5.500%, 05/25/35                                  3,876            3,820
   RAAC, Ser 2005-SP1, Cl 2A2
       5.250%, 06/01/07                                  2,361            2,330
   Renaissance Home Equity Loan
     Trust, Ser 2005-3, Cl AF2 (G)
       4.723%, 06/01/07                                    584              581
   Renaissance Home Equity Loan
     Trust, Ser 2006-1, Cl AF3 (G)
       5.608%, 06/01/07                                    998              994
   Renaissance Home Equity Loan
     Trust, Ser 2007-2. Cl AF3 (G)
       0.000%, 07/01/07                                  1,143            1,137
   Residential Accredit Loans,
     Ser QO8, Cl 1A1A (F)
       5.410%, 06/25/07                                 19,353           19,359
   Residential Asset Mortgage Products,
     Ser 2003-RS7, Cl AI6
       5.340%, 06/01/07                                  1,356            1,325
   Residential Asset Mortgage Products,
     Ser 2004-SL1, Cl A8
       6.500%, 11/25/31                                  2,332            2,355
   Residential Asset Mortgage Products,
     Ser 2004-SL3, Cl A2
       6.500%, 12/25/31                                  3,965            3,997
   Residential Asset Securitization Trust,
     Ser 2004-IP2, Cl 2A1 (F)
       5.244%, 06/01/07                                  3,897            3,873
   Residential Funding Mortgage
     Securities, Ser 2000-HI1,
     Cl AI7 (G
       8.290%, 02/25/25                                  2,380            2,370
   Residential Funding Mortgage
     Securities, Ser 2005-HS1,
     Cl AI1 (F)
       5.440%, 06/25/07                                  5,731            5,718
   Residential Funding Mortgage
     Securities, Ser 2007-HSA3,
     Cl AI2 (F)
       5.890%, 05/25/37                                    922              922

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Securitized Asset-Backed
     Receivables LLC, Ser 2005-FR4,
     Cl A3 (F)
       5.520%, 06/25/07                          $       1,574    $       1,574
   Start, Ser 2003-1, Cl X (F)
       4.130%, 07/21/07                                  3,994            3,974
   Start, Ser 2003-2, Cl X (F)
       4.600%, 07/21/07                                  1,576            1,575
   Structured Adjustable Rate Mortgage
     Loan, Ser 2005-19XS, Cl 1A1 (F)
       5.640%, 06/26/07                                 10,465           10,511
   TMS SBA Loan Trust, Ser 1999-1,
     Cl A (F)
       6.050%, 06/15/07                                    182              181
   Terwin Mortgage Trust,
     Ser 2005-9HGS, Cl A1 (C) (F)
       4.000%, 06/01/07                                  2,973            2,937
   Thornburg Mortgage Securities Trust,
     Ser 2005-3, Cl 2A1 (F) (J)
       5.560%, 06/25/07                                 14,357           14,368
   Thornburg Mortgage Securities Trust,
     Ser 2005-4, Cl A4 (F)
       5.520%, 06/25/07                                 18,614           18,592
   Thornburg Mortgage Securities Trust,
     Ser 2006-1, Cl A3 (F)
       5.490%, 06/01/07                                 24,414           24,392
   UBS Paine Webber Commercia
     Mortgage Trust, Ser 2003-C5,
     Cl A2
       3.478%, 07/15/27                                  1,990            1,947
   UBS Paine Webber Commercial
     Mortgage Trust, Ser 2004-C8,
     Cl A
       4.201%, 12/15/29                                    886              862
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2002-C1A,
     Cl A4
       6.287%, 04/15/34                                  2,587            2,667
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2002-C2,
     Cl A4
       4.980%, 11/15/34                                  2,061            2,006
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2003-C6,
     Cl A3
       4.957%, 08/15/35                                  4,490            4,407
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2003-C7,
     Cl A2 (C) (F)
       5.077%, 06/01/07                                  3,361            3,272



--------------------------------------------------------------------------------
180          SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2003-C8,
     Cl A3
       4.445%, 11/15/35                          $         949    $         922
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2003-C9,
     Cl A4
       5.012%, 12/15/35                                    993              962
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2003-C9,
     Cl B
       5.109%, 06/01/07                                    593              577
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2004-C10,
     Cl A4
       4.748%, 02/15/41                                  9,950            9,487
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2004-C11,
     Cl B
       5.306%, 06/01/07                                  2,965            2,911
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2004-C15,
     Cl B
       4.892%, 06/01/07                                  1,579            1,503
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2005 C-22,
     Cl A4 (F)
       5.441%, 06/01/07                                  8,028            7,872
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2005-C18,
     Cl A4
       4.935%, 04/15/42                                  3,563            3,407
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2005-C19,
     Cl A6
       4.699%, 05/15/44                                  1,349            1,268
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2005-C20,
     Cl A4 (F)
       5.223%, 06/01/07                                    280              278
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2005-C20,
     Cl A7 (F)
       5.118%, 06/01/07                                  2,924            2,829
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2005-C21,
     Cl A4 (F)
       5.371%, 06/01/07                                  1,824            1,786
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2006-C26,
     Cl APB
       5.997%, 06/15/45                                  3,853            3,932

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2002-AR18, Cl A (F)
       4.124%, 06/01/07                          $       2,417    $       2,397
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2003-MS1, Cl 1A
       5.000%, 02/25/18                                  1,413            1,366
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2003-MS2, Cl 3A1
       5.000%, 03/25/18                                  5,247            5,085
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2003-S13, Cl 22A1
       5.000%, 06/01/07                                  1,065            1,043
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2005-AR13, Cl A1A1 (F)
       5.610%, 06/25/07                                  6,977            6,991
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2005-AR15, Cl A1A2 (F)
       5.600%, 06/25/07                                 10,071           10,107
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2005-AR16, Cl 1A4A (F)
       5.121%, 06/25/07                                 13,585           13,391
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2005-AR19, Cl A1A2 (F)
       5.610%, 06/25/07                                 10,376           10,405
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2006-1, Cl 3A2
       5.750%, 02/25/36                                  6,327            6,315
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2006-AR1, Cl 1A1B (F)
       6.053%, 06/01/07                                  4,607            4,607
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2006-AR14, Cl 1A4 (F)
       5.668%, 06/01/07                                    768              767
   Washington Mutual Mortgage
     Pass-Through Certificates,
     Ser 2006-AR15, Cl 1A (F)
     5.823%, 06/01/07                                    4,530            4,548



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           181

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2006-AR15, Cl 1A1B (F)
      5.823%, 06/01/07                            $       2,614   $       2,608
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2006-AR15, Cl 2A1B (F)
      5.896%, 06/01/07                                    2,888           2,889
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2006-AR16, Cl 2A4 (F)
      5.668%, 12/25/36                                      589             583
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2006-AR17, Cl 1A1B (F)
      5.793%, 06/01/07                                      853             850
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2006-AR17, Cl 2A (F)
      5.892%, 06/01/07                                      969             971
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2006-AR4, Cl DA (F)
      5.953%, 06/01/07                                    4,766           4,769
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2006-AR7, Cl A1B (F)
      5.903%, 06/01/07                                    1,507           1,505
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-0A3, Cl 2A (F)
      5.733%, 06/01/07                                      432             432
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-HY1, Cl 1A1 (F)
      5.732%, 06/01/07                                    9,627           9,612
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-HY1, Cl 4A1 (F)
      5.492%, 06/01/07                                   10,266          10,196
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-HY3, Cl 1A1 (F)
      5.705%, 06/01/07                                   11,380          11,357
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-OA5, Cl 1A (F)
      5.777%, 06/01/07                                   24,300          24,300
  Washington Mutual Mortgage
    Pass-Through Certificates,
    Ser 2007-OA5, Cl 1A1B (F)
      5.777%, 06/01/07                                   24,300          24,270

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2004-0,
    Cl A1 (F)
      4.894%, 06/01/07                            $       1,264   $       1,233
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2004-H,
    Cl A-1 (F)
      4.527%, 06/01/07                                    6,297           6,110
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2004-S,
    Cl A7 (F)
      3.540%, 06/01/07                                      280             271
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2005-14,
    Cl 2A1
      5.500%, 06/01/07                                    1,303           1,261
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2005-AR10,
    Cl 2A14 (F)
      4.110%, 06/01/07                                    1,500           1,467
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2005-AR10,
    Cl 2A17 (F)
      3.500%, 06/01/07                                    2,085           2,034
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2005-AR14,
    Cl A1 (F)
      5.388%, 06/01/07                                    1,448           1,415
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2005-AR16,
    Cl 7A1 (F)
      5.258%, 06/01/07                                    3,974           3,873
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2006-2,
    Cl 3A1
      5.750%, 03/25/36                                   16,977          16,682
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2006-7,
    Cl 3A1
      6.000%, 06/01/07                                      821             820
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2006-AR18,
    Cl 1A1 (F)
      6.000%, 06/01/07                                    1,849           1,845
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2006-AR19,
    Cl A1 (F)
      5.690%, 06/01/07                                    3,911           3,870
  Wells Fargo Mortgage-Backed
    Securities Trust, Ser 2006-AR6,
    Cl 7A1
      5.114%, 06/01/07                                    2,941           2,880


--------------------------------------------------------------------------------
182           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Wells Fargo Mortgage-Backed
    Securities, Ser 2004-l, Cl A5 (F)
      4.802%, 07/25/34                            $         881   $         859
  Wells Fargo Mortgage-Backed
    Securities, Ser 2004-l, Cl A6 (F)
      4.802%, 07/25/34                                      895             867
  Zuni Mortgage Loan Trust,
    Ser 2006-0A1, Cl A1 (F)
      5.450%, 06/25/07                                   12,654          12,643
                                                                  --------------
                                                                      1,213,753
                                                                  --------------
OTHER ASSET-BACKED SECURITIES -- 0.5%
  CNH Equipment Trust, Ser 2004-A,
    Cl A4A (F)
      5.430%, 06/15/07                                    3,468           3,471
  California Infrastructure PG&E,
    Ser 1, Cl A8
      6.480%, 12/26/09                                      494             495
  Caterpillar Financial Asset Trust,
    Ser 2006-A, Cl A2
      5.590%, 02/25/09                                       64              64
  Connecticut RRB Special Purpose
    Trust, Ser 2001-1, Cl A5
      6.210%, 12/30/11                                    1,371           1,401
  Credit-Based Asset Servicing,
    Ser 2006-CB2, Cl AF2 (G)
      5.501%, 12/25/36                                    1,999           1,990
  Diamond Investment Grade CDO,
    Ser 1X, Cl A1 (F)
      5.779%, 10/11/07                                    9,933           9,941
  Dominos Pizza Master Issuer LLC,
    Ser 2007-1, Cl A2 (C)
      5.261%, 04/25/37                                    3,452           3,400
  Embarcadero Aircraft, Ser 2000-A,
    Cl A1 (C) (F)
      5.800%, 06/15/07                                    4,465           3,896
  Equity One Asset-Backed Securities,
    Ser 2003-2, Cl M1
      5.050%, 09/25/33                                    1,050           1,034
  MSDWCC Heloc Trust, Ser 2005-1,
    Cl A (F)
      5.510%, 06/25/07                                      720             720
                                                                  --------------
                                                                         26,412
                                                                  --------------
Total Asset-Backed Securities
  (Cost $1,316,044) ($ Thousands)                                     1,302,881
                                                                  --------------

U.S. TREASURY OBLIGATIONS -- 20.6%
  U.S. Treasury Bills
      4.749%, 06/21/07 (A)                                  743             741
      4.625%, 02/15/17 (A) (B)                           23,387          22,885

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  U.S. Treasury Bonds
      8.875%, 02/15/19 (J)                        $       7,358   $       9,851
      8.125%, 08/15/19 (J)                               10,595          13,563
      7.500%, 11/15/16                                    2,362           2,816
      7.125%, 02/15/23 (J)                                4,442           5,402
      6.625%, 02/15/27 (J)                                5,374           6,380
      6.250%, 08/15/23 to
        05/15/30 (J)                                     42,184          47,810
      6.125%, 11/15/27 (J)                               41,371          46,756
      5.375%, 02/15/31 (J)                                3,765           3,926
      4.500%, 03/31/12 to
        02/15/36 (J)                                    157,856         151,612
      3.875%, 01/15/09 to 04/15/29 (D)                    8,987           9,565
      3.625%, 04/15/28 (D) (J)                           29,447          34,715
      2.375%, 04/15/11 to
        01/15/27 (D) (J)                                 67,636          66,739
      2.000%, 01/15/26 (D)                                5,064           4,666
  U.S. Treasury Notes
      6.000%, 08/15/09 (J)                               24,250          24,794
      5.125%, 05/15/16 (J)                               37,151          37,729
      5.000%, 07/31/08                                      110             110
      4.875%, 10/31/08 to
        02/15/12 (J)                                    144,087         144,282
      4.750%, 02/15/10 to
        02/15/37 (J)                                     81,731          80,623
      4.625%, 11/30/08 to
        02/29/12 (J)                                     28,380          28,212
      4.500%, 02/15/09 to
        05/15/17 (J)                                    170,783         168,291
      4.375%, 11/15/08 to
        12/15/10 (J)                                     32,670          32,259
      4.250%, 11/15/14 (J)                               27,648          26,564
      4.000%, 04/15/10 to
        02/15/14 (J)                                      3,270           3,145
      3.875%, 05/15/09 to
        09/15/10 (J)                                     27,240          26,708
      3.750%, 05/15/08 (J)                                9,730           9,613
      3.500%, 11/15/09 to
        02/15/10 (J)                                     46,135          44,624
      3.375%, 02/15/08 to
        10/15/09 (J)                                     78,960          77,056
      3.375%, 01/15/12 (D)                                  266             276
      2.500%, 07/15/16 (D) (J)                           21,479          21,474
      2.000%, 07/15/14 (D) (J)                            9,475           9,173
      1.875%, 07/15/15 (D) (J)                           34,270          32,709
      0.875%, 04/15/10 (D)                                   65              62
  U.S. Treasury STRIPS
      6.294%, 11/15/21 (E) (J)                           23,570          11,238
      4.839%, 08/15/19 (E)                               13,073           7,079
                                                                  --------------
Total U.S. Treasury Obligations
  (Cost $1,221,916) ($ Thousands)                                     1,213,448
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           183

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.7%
  FFCB
      4.750%, 05/07/10                            $       2,245   $       2,221
  FHLB
      5.400%, 01/02/09                                    4,470           4,466
      5.375%, 08/19/11                                    2,690           2,711
      4.375%, 09/17/10 (J)                                3,000           2,932
  FHLB CMO, Ser 2014-17, Cl 1
      5.340%, 03/20/14                                   15,358          15,357
  FHLMC
      6.875%, 09/15/10 (J)                                6,520           6,859
      6.625%, 09/15/09 (J)                                4,870           5,022
      6.000%, 06/15/11                                    6,320           6,509
      5.750%, 06/27/16                                    2,853           2,907
      5.625%, 11/23/35 (J)                                5,250           5,023
      5.000%, 01/16/09 (J)                                5,703           5,678
      5.000%, 04/18/17                                    3,381           3,312
      4.750%, 03/05/12                                    6,600           6,478
  FHLMC CMO, Ser 1, Cl Z
      9.300%, 04/15/19                                       38              40
  FHLMC CMO, Ser 1081, Cl K
      7.000%, 05/15/21                                      691             715
  FHLMC CMO, Ser 1101, Cl M
      6.950%, 07/15/21                                      353             352
  FHLMC CMO, Ser 1611, Cl Z
      6.500%, 11/15/23                                    9,965          10,265
  FHLMC CMO, Ser 1663, Cl ZB
      6.750%, 06/01/07                                    1,549           1,587
  FHLMC CMO, Ser 1983, Cl Z
      6.500%, 12/15/23                                    1,399           1,445
  FHLMC CMO, Ser 2043, Cl CJ
      6.500%, 04/15/28                                    3,022           3,070
  FHLMC CMO, Ser 2389, Cl CD
      6.000%, 03/15/16                                    2,766           2,774
  FHLMC CMO, Ser 2542, Cl ES
      5.000%, 12/15/17                                    3,680           3,576
  FHLMC CMO, Ser 2544, Cl IW, IO
      5.500%, 03/15/26                                    1,627              54
  FHLMC CMO, Ser 2579, Cl PI, IO
      5.500%, 03/15/27                                      400               5
  FHLMC CMO, Ser 2583, Cl TD
      4.500%, 12/15/13                                    3,443           3,339
  FHLMC CMO, Ser 2614, Cl TD
      3.500%, 05/15/16                                    6,239           5,986
  FHLMC CMO, Ser 2623, Cl AJ
      4.500%, 06/01/07                                    2,531           2,445
  FHLMC CMO, Ser 2631, Cl MT
      3.500%, 01/15/22                                    2,994           2,970
  FHLMC CMO, Ser 2645, Cl MK
      3.500%, 07/15/22                                    3,746           3,706

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  FHLMC CMO, Ser 2647, Cl PJ
      3.250%, 06/15/26                            $      10,757   $      10,418
  FHLMC CMO, Ser 2733, Cl ME
      5.000%, 01/15/34                                    6,302           5,837
  FHLMC CMO, Ser 2735, Cl OG
      5.000%, 08/15/32                                    1,507           1,443
  FHLMC CMO, Ser 2735, Cl PG
      5.500%, 09/15/32                                      520             508
  FHLMC CMO, Ser 2778, Cl JD
      5.000%, 12/15/32                                    2,186           2,090
  FHLMC CMO, Ser 2780, Cl TB
      3.000%, 12/15/24                                    2,609           2,544
  FHLMC CMO, Ser 2793, Cl GE
      5.500%, 11/15/32                                      434             423
  FHLMC CMO, Ser 2809,
    Cl HX, IO
      6.000%, 10/15/24                                    1,771              63
  FHLMC CMO, Ser 2841, Cl BD
      4.000%, 06/01/07                                      165             159
  FHLMC CMO, Ser 2883, Cl HK
      5.000%, 04/15/32                                    1,126           1,088
  FHLMC CMO, Ser 2890, Cl AP
      3.750%, 12/15/11                                    3,304           3,225
  FHLMC CMO, Ser 2899, Cl QY
      4.000%, 10/15/25                                    2,184           2,139
  FHLMC CMO, Ser 2945, Cl SA
      2.718%, 06/15/07                                    6,606           6,093
  FHLMC CMO, Ser 2950, Cl OP
      5.500%, 10/15/33                                    4,283           4,227
  FHLMC CMO, Ser 2960, Cl NC
      5.500%, 10/15/32                                      489             483
  FHLMC CMO, Ser 2964, Cl ND
      5.500%, 04/15/33                                    3,032           2,964
  FHLMC CMO, Ser 2975, Cl EA
      5.000%, 06/01/07                                    2,220           2,196
  FHLMC CMO, Ser 3000, Cl PA
      3.900%, 01/15/23                                    3,669           3,552
  FHLMC CMO, Ser 3017, Cl TA
      4.500%, 08/15/35                                    3,837           3,664
  FHLMC CMO, Ser 3019, Cl VM
      5.000%, 08/15/16                                    2,103           2,057
  FHLMC CMO, Ser 3020, Cl MA
      5.500%, 04/15/27                                    5,177           5,172
  FHLMC CMO, Ser 3035, Cl DM
      5.500%, 11/15/25                                    3,012           3,010
  FHLMC CMO, Ser 3086, Cl PA
      5.500%, 05/15/26                                    6,249           6,246
  FHLMC CMO, Ser 3115, Cl MB
      5.500%, 12/15/20                                      814             800
  FHLMC CMO, Ser 3135, Cl JA
      6.000%, 09/15/27                                    5,777           5,813
  FHLMC CMO, Ser 3151, Cl LA
      6.000%, 11/15/27                                    5,886           5,919

--------------------------------------------------------------------------------
184           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  FHLMC CMO, Ser 3151, Cl PA
      6.000%, 06/01/07                            $       7,453   $       7,497
  FHLMC CMO, Ser 3164, Cl NA
      6.000%, 06/01/07                                   16,551          16,660
  FHLMC CMO, Ser 3164, Cl NC
      6.000%, 12/15/32                                      537             541
  FHLMC CMO, Ser 3171, Cl NE
      6.000%, 06/01/07                                    2,737           2,755
  FHLMC CMO, Ser 3172, Cl PA
      6.000%, 06/01/07                                    7,240           7,285
  FHLMC CMO, Ser 3176, Cl HA
      6.000%, 02/15/28                                    6,021           6,064
  FHLMC CMO, Ser 3178, Cl MA
      6.000%, 10/15/26                                   16,802          16,916
  FHLMC CMO, Ser 3179, Cl PD
      5.750%, 06/01/07                                    9,350           9,365
  FHLMC CMO, Ser 3184, Cl LA
      6.000%, 03/15/28                                    7,700           7,751
  FHLMC CMO, Ser 3192, Cl GA
      6.000%, 03/15/27                                    4,305           4,332
  FHLMC CMO, Ser 3205, Cl PC
      6.000%, 09/15/32                                    4,464           4,493
  FHLMC CMO, Ser 3215, Cl QA
      6.000%, 06/15/27                                    5,441           5,477
  FHLMC CMO, Ser 3216, Cl NA
      6.000%, 05/15/28                                    3,605           3,632
  FHLMC CMO, Ser 3228, Cl PC
      5.500%, 07/15/30                                    2,677           2,660
  FHLMC CMO, Ser 3228, Cl PH
      5.500%, 04/15/27                                    8,316           8,302
  FHLMC CMO, Ser 3268, Cl HC
      5.000%, 12/15/32                                    1,902           1,819
  FHLMC CMO, Ser 3279, Cl PH
      6.000%, 02/15/27                                    3,649           3,685
  FHLMC CMO, Ser 3288, Cl PA
      5.500%, 05/15/29                                    6,606           6,595
  FHLMC CMO, Ser 3291, Cl BY
      4.500%, 03/15/22                                    4,082           3,712
  FHLMC CMO, Ser 3298, Cl VB
      5.000%, 11/15/25                                    2,051           2,004
  FHLMC CMO, Ser 3300, Cl PB
      5.500%, 02/15/31                                    2,086           2,071
  FHLMC CMO, Ser 3303, Cl PB
      5.500%, 08/15/30                                    4,510           4,479
  FHLMC CMO, Ser 3305, Cl PD
      5.500%, 11/15/35                                    1,788           1,740
  FHLMC CMO, Ser 3312, Cl AP
      5.000%, 11/15/25                                    2,020           2,017
  FHLMC CMO, Ser 3316, Cl EA
      5.500%, 10/15/29                                   12,755          12,734
  FHLMC CMO, Ser 3316, Cl HA
      5.000%, 07/15/35                                    6,812           6,606

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  FHLMC CMO, Ser 3316, Cl PB
      5.500%, 03/15/31                            $         993   $         985
  FHLMC MTN
      5.250%, 03/15/12                                    3,092           3,066
  FHLMC, Ser 2588, Cl LG
      5.500%, 03/15/32
  FHLMC, Ser 2825, Cl QN
      5.500%, 09/15/32                                    3,949           3,871
  FHLMC, Ser 2835, Cl NG
      5.500%, 07/15/33                                    1,240           1,219
  FICO Strip Principal
      0.000%, 09/26/19                                    6,474           3,363
  FNMA
      7.250%, 01/15/10 (J)                               10,744          11,289
      7.125%, 06/15/10 (J)                                7,100           7,488
      6.625%, 09/15/09                                       70              72
      6.625%, 11/15/30 (J)                                1,198           1,383
      6.000%, 05/15/11 (J)                                9,790          10,074
      5.550%, 03/29/10                                    2,337           2,335
      5.400%, 03/26/12                                    5,857           5,835
      5.250%, 08/01/12 (J)                                5,689           5,669
      5.197%, 06/25/07 (E)                                5,220           5,202
      5.192%, 06/27/07 (E)                                  300             299
      4.875%, 05/18/12                                    1,414           1,395
  FNMA CMO, Ser 1999-11, Cl Z
      5.500%, 03/25/29                                    4,427           4,378
  FNMA CMO, Ser 2001-60, Cl JZ
      6.000%, 03/25/31                                      207             207
  FNMA CMO, Ser 2002-94,
    Cl BJ, IO
      5.500%, 04/25/16                                      434              22
  FNMA CMO, Ser 2002-T11, Cl A
      4.768%, 04/25/12                                      338             334
  FNMA CMO, Ser 2003-113, Cl PN
      3.500%, 02/25/13                                    1,025           1,010
  FNMA CMO, Ser 2003-15, Cl CH
      4.000%, 06/01/07                                    1,673           1,620
  FNMA CMO, Ser 2003-16, Cl PN
      4.500%, 06/01/07                                    2,196           2,156
  FNMA CMO, Ser 2003-30, Cl ET
      3.500%, 08/25/16                                    3,423           3,300
  FNMA CMO, Ser 2003-33, Cl CH
      4.000%, 06/01/07                                    4,236           4,083
  FNMA CMO, Ser 2003-86, Cl OX
      4.500%, 09/25/26                                    9,158           8,959
  FNMA CMO, Ser 2003-92, Cl PC
      4.500%, 05/25/15                                    3,810           3,729
  FNMA CMO, Ser 2003-T1, Cl A
      3.807%, 11/25/12                                    1,049           1,006
  FNMA CMO, Ser 2004-19, Cl AY
      4.000%, 04/25/19                                    4,384           3,908
  FNMA CMO, Ser 2004-34, Cl PL
      3.500%, 05/25/14                                    3,615           3,548

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           185

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                 Face Amount       Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
  FNMA CMO, Ser 2004-88, Cl HA
      6.500%, 07/25/34                          $       2,232     $       2,270
  FNMA CMO, Ser 2005-29, Cl AD
      4.500%, 08/25/34                                  3,951             3,861
  FNMA CMO, Ser 2005-30, Cl B
      5.000%, 07/25/32                                  1,886             1,776
  FNMA CMO, Ser 2005-38, Cl CD
      5.000%, 06/25/19                                  2,633             2,593
  FNMA CMO, Ser 2005-57, Cl EG (F)
      5.620%, 06/25/07                                  3,600             3,602
  FNMA CMO, Ser 2005-69, Cl JM
      4.500%, 08/25/25                                  4,336             3,947
  FNMA CMO, Ser 2005-92, Cl NM
      3.500%, 04/25/13                                  1,169             1,152
  FNMA CMO, Ser 2005-C2, Cl A2
      4.821%, 04/15/30                                    233               230
  FNMA CMO, Ser 2006-112, CL QA
      5.500%, 06/01/07                                  9,451             9,420
  FNMA CMO, Ser 2006-114, Cl CG
      5.500%, 12/25/36                                  3,099             3,028
  FNMA CMO, Ser 2006-18, Cl PA
      5.500%, 01/25/26                                  3,154             3,145
  FNMA CMO, Ser 2006-29, Cl PA
      5.500%, 08/25/26                                  8,730             8,711
  FNMA CMO, Ser 2006-31, Cl PA
      5.500%, 11/25/26                                  3,733             3,725
  FNMA CMO, Ser 2006-34, Cl PA
      6.000%, 05/25/27                                  7,736             7,765
  FNMA CMO, Ser 2006-41, Cl MA
      5.500%, 04/25/24                                  3,315             3,309
  FNMA CMO, Ser 2006-53, Cl PA
      5.500%, 12/25/26                                  1,079             1,076
  FNMA CMO, Ser 2006-55, Cl PA
      6.000%, 05/25/26                                  5,146             5,167
  FNMA CMO, Ser 2006-64, Cl PA
      5.500%, 06/01/07                                  2,503             2,496
  FNMA CMO, Ser 2006-80, Cl PB
      6.000%, 06/01/07                                  6,919             6,957
  FNMA CMO, Ser 2007-30, Cl MA
      4.250%, 02/25/37                                  7,845             7,534
  FNMA CMO, Ser 2007-5, Cl PB
      6.000%, 07/25/33                                  4,768             4,794
  FNMA CMO, Ser 2007-6, Cl PA
      5.500%, 02/25/37                                  2,250             2,209
  FNMA CMO, Ser 2007-7, Cl W
      5.500%, 01/25/36                                  2,228             2,171
  FNMA CMO, Ser 2007-B1, Cl VA
      5.500%, 04/25/17                                  4,483             4,467
  FNMA CMO, Ser 2632, Cl NE
      4.000%, 06/15/13                                 10,122             9,737

--------------------------------------------------------------------------------
                                                  Face Amount
                                                ($ Thousands)      Market Value
Description                                        /Contracts     ($ Thousands)
--------------------------------------------------------------------------------
  FNMA CMO, Ser 3173, Cl PH
      6.000%, 09/15/27                          $       4,898     $       4,932
  FNMA CMO, Ser 3217, Cl PY
      6.000%, 07/15/29                                 10,086            10,157
  FNMA CMO, Ser 3279, Cl PA
      5.500%, 02/15/23                                  9,897             9,889
  FNMA CMO, Ser 34, Cl QJ
      4.500%, 01/25/16                                  5,128             5,034
  FNMA CMO, Ser 45, Cl BA
      4.500%, 11/25/14                                    166               165
  FNMA CMO, Ser G93-20, Cl ZQ
      7.000%, 06/01/07                                  1,560             1,612
  FNMA CMO, Ser G93-39, Cl ZQ
      6.500%, 06/01/07                                  1,682             1,725
  FNMA CMO, Ser G93-41, Cl Z
      7.000%, 06/01/07                                  2,180             2,256
  GNMA CMO, Ser 2001-18, Cl WH (F)
      7.840%, 06/20/07                                    263               273
  GNMA CMO, Ser 2002-51, Cl SG (F)
      9.446%, 06/20/07                                    238               259
  GNMA CMO, Ser 2003-58,
    Cl LG, IO
      5.500%, 05/17/29                                  3,000               199
  GNMA CMO, Ser 2003-82, Cl IO, IO
      5.500%, 03/20/29                                  3,440               190
  GNMA CMO, Ser 2003-86, Cl ZK
      5.000%, 10/20/33                                 10,403             9,039
  GNMA CMO, Ser 2004-80,
    Cl IP, IO
      5.500%, 07/20/34                                  6,475               521
  GNMA CMO, Ser 2004-87,
    Cl LI, IO
      5.000%, 12/20/28                                  6,082               403
  GNMA CMO, Ser 2004-88, Cl MA
      3.650%, 01/20/28                                  6,050             5,919
  GNMA CMO, Ser 2006-17, Cl KY
      5.000%, 04/20/36                                  8,481             8,325
  GNMA CMO, Ser 2006-3, Cl A
      4.212%, 01/16/28                                    948               924
  GNMA CMO, Ser 2006-33, Cl NA
      5.000%, 01/20/36                                  3,691             3,472
  GNMA CMO, Ser 2006-37, Cl JG
      5.000%, 07/20/36                                  1,723             1,621
  GNMA CMO, Ser 2007-7, Cl PG
      5.000%, 02/16/37                                 12,822            11,982
  GNMA CMO, Ser 8, Cl A
      3.942%, 08/16/25                                  1,328             1,295
                                                                  --------------
Total U.S. Government Agency Obligations
   (Cost $636,187) ($ Thousands)                                        632,268
                                                                  --------------



--------------------------------------------------------------------------------
186           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                           ($ Thousands)/Contracts     ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 0.2%
  Canadian Government
      4.000%, 12/01/31                          $       1,180     $       1,531
  Deutsche Bundesrepublik
      3.750%, 01/04/15                                  6,750             8,699
                                                                  --------------
Total Foreign Bonds
  (Cost $9,933) ($ Thousands)                                            10,230
                                                                  --------------
PREFERRED STOCK -- 0.1%
  Aegon, 6.235% (F)                                    27,000               679
  Aegon, 6.375%                                        79,895             1,998
  Deutsche Bank Contingent Capital
    Trust II, 6.550%                                   38,000               962
  Merrill Lynch, 5.860%                                63,100             1,593
  Metlife, 6.500%                                      86,821             2,251
                                                                  --------------
Total Preferred Stock
  (Cost $7,365) ($ Thousands)                                             7,483
                                                                  --------------
PURCHASED SWAPTIONS -- 0.1%
  U.S. Swaption Call, Barclays                     13,735,000               452
  U.S. Swaption Call, Barclays                    105,907,000               575
  U.S. Swaption Call, Bear Stearns                 68,900,000             1,574
  U.S. Swaption Call, Merrill Lynch                11,686,000               432
  U.S. Swaption Call, Merrill Lynch                88,575,000               543
  U.S. Swaption Put, Barclays                      11,026,000               317
  U.S. Swaption Put, Barclays                      85,920,000               394
  U.S. Swaption Put, Bear Stearns                  68,900,000             1,574
                                                                  --------------
Total Purchased Swaptions
   (Cost $6,197) ($ Thousands)                                            5,861
                                                                  --------------
CASH EQUIVALENTS -- 8.1%
  Evergreen Select Money Market Fund,
    Institutional Class, 5.210%*                      344,308               344
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%*++                                44,463,701            44,464
  SEI Liquidity Fund L.P.,
    5.490% (K)*++                                 433,619,499           433,619
                                                                  --------------
Total Cash Equivalents
   (Cost $478,427) ($ Thousands)                                        478,427
                                                                  --------------


--------------------------------------------------------------------------------
                                                 Face Amount       Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (A) -- 2.0%

Financials -- 2.0%
  Deutsche Bank
      5.310%, 06/01/07                          $       4,689     $       4,689
  KKR Pacific Funding Trust (K)
      5.310%, 06/15/07                                 29,069            29,009
  OCALA Funding (K)
      5.310%, 06/19/07                                 12,045            12,013
  Rhineland Funding Capital (K)
      5.280%, 06/06/07                                  5,903             5,899
  Thornburg Mortgage Capital
    Resources (K)
      5.290%, 06/07/07                                 32,120            32,092
  Valour Bay Capital LLC (K)
      5.320%, 06/11/07                                 13,109            13,089
      5.320%, 06/13/07                                 24,090            24,047
                                                                  --------------
Total Commercial Paper
  (Cost $120,838) ($ Thousands)                                         120,838
                                                                  --------------
CERTIFICATES OF DEPOSIT -- 0.5%
  Barclays Bank (F) (K)
      5.440%, 06/11/07                                  8,030             8,030
  CC USA MTN (C) (K)
      5.520%, 06/18/07                                 16,060            16,060
  JPMorgan Chase
      8.750%, 08/28/07                                  2,751             2,728
      7.590%, 06/28/07 (F)                              2,630             2,475
                                                                  --------------
Total Certificates of Deposit
  (Cost $29,339) ($ Thousands)                                           29,293
                                                                  --------------

MASTER NOTE (A) (K) -- 0.3%
  Bear Stearns
      5.430%, 06/01/07                                 16,060            16,060
                                                                  --------------
Total Master Note
  (Cost $16,060) ($ Thousands)                                           16,060
                                                                  --------------

MUNICIPAL BONDS -- 0.1%
  Michigan Tobacco Settlement
    Finance, Ser A, RB
      7.309%, 06/01/34                                  2,400             2,486
  San Diego, Tobacco Settlement Asset
    Backed, RB
      7.125%, 06/01/32                                  1,507             1,543
                                                                  --------------
Total Municipal Bonds
  (Cost $3,951) ($ Thousands)                                             4,029
                                                                  --------------



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           187

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Concluded)
May 31, 2007
--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                           ($ Thousands)/Contracts     ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (I) -- 14.3%
  Barclays
    5.280%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $5,536,206
    (collateralized by a U.S. Government
    obligation, par value $5,646,690,
    0.000%, 06/01/07, total market
    value $5,646,125) (K)                       $       5,535     $       5,535
  Deutsche Bank
    5.250%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $643,893,888
    (collateralized by U.S. Government
    obligations, ranging in par value
    $29,600,000-$50,000,000, 5.500%,
    05/08/09, total market value
    $656,676,000)                                     643,800           643,800
  Deutsche Bank
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $15,805,992
    (collateralized by U.S. Government
    obligations, ranging in par value
    $87,366-$5,203,434, 4.000%-
    6.000%, 02/01/08-11/04/20, total
    market value $16,119,796)(K)                       15,804            15,804
  Lehman Brothers
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $176,685,812
    (collateralized by U.S. Government
    obligations, ranging in par value
    $37,323,880-$305,888,217, 3.875%-
    8.875%, 06/15/08-03/15/31, total
    market value $180,193,188)(K)                     176,660           176,660
                                                                  --------------
Total Repurchase Agreements
  (Cost $841,799) ($ Thousands)                                         841,799
                                                                  --------------
Total Investments -- 135.5%
  (Cost $8,028,218) ($ Thousands)                                 $   7,986,863
                                                                  ==============

WRITTEN SWAPTIONS -- 0.0%
  U.S. Swaption Call, Barclays                    (52,000,000)           (1,061)
  U.S. Swaption Call, Merrill Lynch               (44,000,000)             (972)
  U.S. Swaption Put, Barclays                     (42,000,000)             (746)
                                                                  --------------
Total Written Swaptions
  (Premium Received $(3,050)) ($ Thousands)                       $      (2,779)
                                                                  --------------


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                         Contracts     ($ Thousands)
--------------------------------------------------------------------------------
WRITTEN OPTIONS -- 0.0%
  July 2007 U.S. Ten Year Treasury
    Call, Expires 07/13/07,
    Strike Price: $99.25                                 (163)               (7)
  June 2007 U.S. Ten Year Treasury
    Call, Expires 06/18/07,
    Strike Price $95                                     (172)               (1)
  June 2007 U.S. Ten Year Treasury
    Put, Expires 06/18/07,
    Strike Price $94.75                                  (172)              (47)
                                                                  --------------
Total Written Options
  (Premium Received $(105)) ($ Thousands)                         $         (55)
                                                                  --------------

A summary of the open futures contracts held by the Fund at May 31, 2007, is as follows: (see Note 2 in Notes to Financial Statements)
--------------------------------------------------------------------------------
                                                                  UNREALIZED
                               NUMBER OF                         APPRECIATION
       TYPE OF                 CONTRACTS        EXPIRATION      (DEPRECIATION)
      CONTRACT                LONG (SHORT)         DATE          ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                      1,840          Mar-2008            $     (963)
90-Day Euro$                        127          Jun-2007                  (115)
90-Day Euro$                      1,078          Jun-2008                  (852)
90-Day Euro$                        264          Sep-2008                  (279)
Euro-Bond                           343          Jun-2007                (2,422)
U.S. 2 Year Treasury Note         1,022          Sep-2007                  (370)
U.S. 5 Year Treasury Note         2,582          Sep-2007                (1,256)
U.S. 10 Year Treasury Note          (86)         Sep-2007                     6
U.S. Long Treasury Bond              (7)         Jun-2007                    27
U.S. Long Treasury Bond            (106)         Sep-2007                    18
                                                                     ----------
                                                                     $   (6,206)
                                                                     ==========

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                  UNREALIZED
                         CURRENCY TO             CURRENCY TO     APPRECIATION
 MATURITY                  DELIVER                 RECEIVE      (DEPRECIATION)
   DATE                  (THOUSANDS)            ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------
8/8/07                CAD        6,242        USD        5,590       $     (263)
8/8/07                EUR        6,809        USD        9,277               92
8/8/07                GBP        9,109        USD       18,090               86
8/8/07                USD       19,751        JPY    2,316,816             (553)
                                                                     ----------
                                                                     $     (638)
                                                                     ==========





--------------------------------------------------------------------------------
188            SEI Institutional Investments Trust / Annual Report /May 31, 2007

A summary of outstanding swap agreements held by the Fund at May 31, 2007 is as follows (see Note 2 in Notes to Financial Statements):

-----------------------------------------------------------------------------------------------------------------------
                                                 CREDIT DEFAULT SWAPS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                        NET UNREALIZED
                                                                                           NOTIONAL      APPRECIATION
                                                                           EXPIRATION       AMOUNT      (DEPRECIATION)
DESCRIPTION                                                                   DATE      ($ THOUSANDS)    ($ THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
Fund receives monthly payment of 0.2020% (2.420% per annum) times the notional amount of the ABX.HE.BBB 06-2 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the
   defined deliverable obligation. (Counterparty: Lehman Brothers)           05/25/46           5,845            $ (12)
Fund pays monthly payment of 0.1100% (1.330% per annum) times the notional amount of the ABX.HE.BBB 06-2 Index. Upon a defined credit event, Fund receives the notional amount and delivers the defined
   deliverable obligation. (Counterparty: Lehman Brothers)                   05/25/46           7,599               (7)
Fund pays monthly payment of 0.1100% (1.330% per annum) times the notional amount of the ABX.HE.BBB 06-2 Index. Upon a defined credit event, Fund receives the notional amount and delivers the defined
   deliverable obligation. (Counterparty: Lehman Brothers)                   05/25/46           7,599             (190)
Fund receives monthly payment of 0.2017% (2.420% per annum) times the notional amount of the ABX.HE.BBB 06-2 Index. Upon a defined credit event, Fund pays the notional amount and takes receipt of the
   defined deliverable obligation. (Counterparty: Lehman Brothers)           05/25/46           5,845              124
Fund receives quarterly payment of 0.0675% (0.270% per annum) times the notional amount of ConocoPhillips, 4.750%, 10/15/12. Upon a defined credit event, Fund pays the notional amount and takes receipt of the
   defined deliverable obligation. (Counterparty: Morgan Stanley & Co.)      09/20/12           1,620               12
                                                                                                                 -----
                                                                                                                 $ (73)
                                                                                                                 =====

-----------------------------------------------------------------------------------------------------------------------
                                                  INTEREST RATE SWAPS
-----------------------------------------------------------------------------------------------------------------------
Pay fixed rate of 4.524% and receive floating rate, rate based on 5Y5Y
   Swaption Straddle. (Counterparty: Lehman Brothers)                        05/24/17           6,830            $ (25)
Pay fixed rate of 4.650% and receive floating rate, rate based on 5Y5Y
   Swaption Straddle. (Counterparty: Lehman Brothers)                        05/18/17          12,000             (156)
Receive fixed rate of 7.160% and pay floating rate, rate based on 3
   Month LIBOR. (Counterparty: Lehman Brothers)                              05/25/22           6,000               22
Receive fixed rate of 7.880% and pay floating rate, rate based on 3
   Month LIBOR. (Counterparty: Lehman Brothers)                              06/04/22           4,170               89
                                                                                                                 -----
                                                                                                                 $ (70)
                                                                                                                 =====




--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $5,894,127 ($ Thousands).

*     Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investment Trust

++    Affiliated security

(A)   The rate reported is the effective yield at time of purchase.

(B) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)   Treasury Inflation Index Notes

(E) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(F) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The date reported on the Schedule of Investments is the next reset date.

(G) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on May 31, 2007. The coupon on a step bond changes on a specified date.

(H) Securities considered illiquid. The total value of such securities as of May 31, 2007 was $1,470 ($ Thousands) and represented 0.02% of Net Assets.

(I)   Tri-Party Repurchase Agreement

(J) This security or a partial position of this security is on loan at May 31, 2007 (see Note 9). The total value of securities on loan at May 31, 2007 was $1,069,407 ($ Thousands).

(K) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2007 was $1,111,358 ($ Thousands).

(L) The note accrues 9.65% annual coupon for any day that the 3-year swap rate exceeds the 1-year swap rate by 22 or more basis points.

(M) The note accrues 12.50% annual coupon for any day that the 5-year swap rate exceeds the 2-year swap rate by 30 or more basis points.

ARM -- Adjustable Rate Mortgage
CAD -- Canadian Dollar
CDO -- Collateralized Debt Obligation
Cl -- Class
CMO -- Collateralized Mortgage Obligation
EXL -- Extendable Maturity
EUR -- Euro
FFCB -- Federal Fund Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FICO -- Fair Isaac Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
GNMA -- Government National Mortgage Association
IO -- Interest Only - Face Amount Represents Notional Amount
JPY -- Japanese Yen
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
PLC -- Public Limited Company
RB -- Revenue Bond
SBA -- Small Business Administration
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
USD -- U.S. Dollar
Amounts designated as "--" are $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           189

SCHEDULE OF INVESTMENTS

High Yield Bond Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

21.7%    Financials
20.5%    Consumer Discretionary
10.8%    Short-Term Investments
 8.4%    Telecommunication Services
 7.9%    Materials
 7.5%    Industrials
 7.0%    Energy
 5.0%    Health Care
 3.0%    Information Technology
 2.8%    Utilities
 2.5%    Consumer Staples
 1.5%    Commercial Paper
 0.3%    Certificates of Deposit
 0.3%    Preferred Convertible Stock
 0.2%    Preferred Stock
 0.2%    Master Note
 0.2%    Common Stock
 0.2%    Asset Backed Securities

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 85.4%

CONSUMER DISCRETIONARY -- 23.2%
  ALH Finance LLC
      8.500%, 01/15/13                             $       3,125  $       3,133
  AMF Bowling Worldwide
      10.000%, 03/01/10                                      800            840
  Acco Brands
      7.625%, 08/15/15                                     3,655          3,710
  Adelphia Communications (C)
      10.250%, 06/15/11                                      125             55
      7.875%, 05/01/09                                        75             32
      7.750%, 01/15/09                                       250            108
  Adelphia Communications,
    Ser B PIK (C)
      9.500%, 02/15/04                                        25             11
  American Casino & Entertainment
      7.850%, 02/01/12                                        25             26
  American Greetings
      7.375%, 06/01/16                                       700            715
  Amscan Holdings
      8.750%, 05/01/14                                     1,800          1,818
  Aramark
      8.856%, 08/01/07 (A) (D)                               325            335
      8.500%, 02/01/15 (A) (F)                             4,825          5,072
  Arvinmeritor (F)
      8.750%, 03/01/12                                     1,700          1,774
  Asbury Auto Group (A)
      7.625%, 03/15/17                                       125            125
  Ashtead Capital (A)
      9.000%, 08/15/16                                       965          1,045
  Autonation (D)
      7.356%, 07/15/07                                       680            687

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
Avis Budget Car Rental (A) (D)
      7.860%, 08/15/07                             $         615  $         637
      7.750%, 05/15/16                                       225            233
  Barrington Broadcasting (A)
      10.500%, 08/15/14                                      525            556
  Beazer Homes USA
      8.625%, 05/15/11                                       275            277
      6.875%, 07/15/15 (F)                                   725            678
      6.500%, 11/15/13                                     1,300          1,214
  Bonten Media Acquisition PIK (A)
      0.000%, 06/01/15                                     1,400          1,400
  Boyd Gaming
      7.750%, 12/15/12 (F)                                   650            677
      7.125%, 02/01/16                                     2,650          2,650
      6.750%, 04/15/14                                       525            530
  Broder Brothers, Ser B
      11.250%, 10/15/10                                    1,200          1,197
  Brookstone (F)
      12.000%, 10/15/12                                      595            628
  Brown Shoe
      8.750%, 05/01/12                                     1,175          1,245
  Burlington Coat (F)
      11.125%, 04/15/14                                    2,500          2,600
  CBD Media Holdings
      9.250%, 07/15/12                                       525            556
      8.625%, 06/01/11                                       275            283
  CCH I Holdings LLC
      12.470%, 01/15/14 (B) (F)                              100            104
      11.400%, 05/15/14 (B) (F)                              150            152
      11.000%, 10/01/15                                    7,577          8,240
      9.920%, 04/01/14 (F)                                 1,800          1,723
  CCH II LLC
      10.250%, 09/15/10                                      660            703
      10.250%, 10/01/13                                      365            405
  CCH II LLC, Ser B
      10.250%, 09/15/10                                       25             27
  CCO Holdings LLC
      8.750%, 11/15/13                                     2,430          2,551
  CSC Holdings
      7.875%, 12/15/07                                       175            177
      7.625%, 07/15/18                                       510            513
      7.250%, 07/15/08                                       225            228
  CSC Holdings, Ser B
      8.125%, 08/15/09                                       275            285
  Cablevision Systems, Ser B
      9.820%, 10/03/07 (D)                                 1,350          1,429
      8.000%, 04/15/12 (F)                                   675            685
  Caesars Entertainment
      8.875%, 09/15/08                                       400            412
      7.875%, 03/15/10                                       600            628
  Canwest Media (F)
      8.000%, 09/15/12                                       775            800

--------------------------------------------------------------------------------
190           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
  Choctaw Resort Development
    Entity (A)
      7.250%, 11/15/19                             $         993  $       1,000
  Cinemark (B)
      7.960%, 03/15/14                                       425            393
  Clair's Stores
      10.500%, 06/01/17 (A) (F)                            5,800          5,677
      9.250%, 06/01/15 (A)                                 1,000            991
  Clair's Stores PIK (A) (F)
      9.625%, 06/01/15                                     2,745          2,687
  Collins & Aikman Floorcovering,
    Ser B
      9.750%, 02/15/10                                       375            384
  Cooper Standard Auto
      8.375%, 12/15/14                                     1,025            963
  Cornell
      10.750%, 07/01/12                                      475            515
  Couche-Tard US
      7.500%, 12/15/13                                       450            466
  Dana (C) (F)
      6.500%, 03/01/09                                     2,375          2,304
  Del Laboratories
      10.356%, 07/28/07 (D)                                  300            310
      8.000%, 02/01/12                                     2,480          2,418
  Delphi (C) (F)
      6.500%, 05/01/09                                       400            464
  Denny's
      10.000%, 10/01/12                                      575            612
  Dex Media
      8.000%, 11/15/13                                       175            183
      7.680%, 11/15/13 (B)                                 1,625          1,527
      7.670%, 11/15/13 (B)                                 1,750          1,645
  Dex Media East LLC
      12.125%, 11/15/12                                    2,390          2,593
      9.875%, 11/15/09                                       871            906
  Dex Media Finance West, Ser B
      8.500%, 08/15/10                                       850            887
  Dex Media West, Ser B
      9.875%, 08/15/13                                     1,095          1,189
  DirectTV Holdings
      8.375%, 03/15/13                                     2,306          2,433
      6.375%, 06/15/15                                     4,730          4,588
  Easton-Bell Sports
      8.375%, 10/01/12                                     2,040          2,030
  Echostar DBS
      7.125%, 02/01/16                                     1,810          1,858
      7.000%, 10/01/13                                     1,770          1,812
      6.625%, 10/01/14                                     1,050          1,050
  El Dorado Casino Shreveport PIK (F)
      0.000%, 08/01/12                                     1,102          1,058
  Elizabeth Arden
      7.750%, 01/15/14                                     1,125          1,156
  Eye Care Centers of America
      10.750%, 02/15/15                                      600            667

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
  Federal-Mogul
      8.370%, 11/15/01 (C)                         $         300  $         297
      7.750%, 07/01/06 (C)                                   125            123
      7.700%, 01/15/09 (C) (F)                                75             74
      7.375%, 01/15/06 (C)                                   150            147
  Festival Fun Park LLC
      10.875%, 04/15/14                                    2,524          2,581
  Fontainebleau Las Vegas (A)
      10.250%, 06/15/15                                    5,400          5,562
  Ford Motor
      9.500%, 09/15/11                                        75             77
      8.900%, 01/15/32                                       850            754
      8.875%, 01/15/22                                        50             45
      7.450%, 07/16/31 (F)                                 3,301          2,715
      6.500%, 08/01/18 (F)                                 1,935          1,589
      4.250%, 12/15/36                                       150            171
  French Lick Resorts (A) (F)
      10.750%, 04/15/14                                    1,252          1,058
  General Motors
      8.375%, 07/15/33 (F)                                 7,249          6,742
      8.250%, 07/15/23 (F)                                 1,077          1,006
      7.700%, 04/15/16                                       851            798
      7.125%, 07/15/13 (F)                                 1,825          1,711
  General Nutrition Center PIK (A) (F)
      0.142%, 03/15/14                                       650            653
  Goodyear Tire & Rubber
      8.625%, 12/01/11 (A)                                   665            718
      7.857%, 08/15/11                                     1,050          1,097
  Great Canadian Gaming (A)
      7.250%, 02/15/15                                       275            278
  Gregg Appliances
      9.000%, 02/01/13                                     2,363          2,534
  Group 1 Automotive (F)
      8.250%, 08/15/13                                       475            493
  Hanesbrand (A) (D)
      8.735%, 06/15/07                                     2,640          2,739
  Harrahs Operating
      8.000%, 02/01/11                                       625            644
  Herbst Gaming
      8.125%, 06/01/12                                     3,089          3,143
      7.000%, 11/15/14                                     1,375          1,296
  Hertz
      8.875%, 01/01/14                                     2,422          2,607
  Hydrochem Industrial (A)
      9.250%, 02/15/13                                       875            901
  Idearc (A)
      8.000%, 11/15/16                                     1,680          1,741
  Inn of the Mountain Gods
      12.000%, 11/15/10                                      225            244
  Isle of Capri Casinos (F)
      7.000%, 03/01/14                                     1,775          1,757
  Jarden (F)
      7.500%, 05/01/17                                     3,095          3,157

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           191

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
  Jo-Ann Stores (F)
      7.500%, 03/01/12                             $         300  $         297
  LBI Media (B)
      8.900%, 10/15/13                                       625            575
  Lamar Media
      7.250%, 01/01/13                                       725            745
      6.625%, 08/15/15                                     1,200          1,194
  Lamar Media, Ser B
      6.625%, 08/15/15                                        75             75
  Leslie's Poolmart
      7.750%, 02/01/13                                       525            533
  Lin Television
      6.500%, 05/15/13                                     1,600          1,616
  Lin Television, Ser B
      6.500%, 05/15/13                                     1,000          1,010
  MGM Mirage
      8.375%, 02/01/11                                     1,750          1,829
      7.500%, 06/01/16                                     3,510          3,457
      6.875%, 04/01/16                                     2,020          1,934
      6.750%, 04/01/13                                     1,600          1,572
      5.875%, 02/27/14                                     2,670          2,483
  Majestic Star Casino LLC
      9.500%, 10/15/10                                     1,675          1,759
  Majestic Star II
      9.750%, 01/15/11                                     1,275          1,243
  Mandalay Resort Group
      9.375%, 02/15/10                                       525            563
      7.625%, 07/15/13 (F)                                   750            749
  Mediacom Broadband LLC
      8.500%, 10/15/15                                       600            621
      8.500%, 10/15/15 (A)                                   300            311
  Mediacom LLC (F)
      9.500%, 01/15/13                                     2,970          3,067
  Medianews Group
      6.875%, 10/01/13                                       100             92
      6.375%, 04/01/14                                       150            133
  Michaels Stores
      11.375%, 11/01/16 (A) (F)                              600            663
      10.000%, 11/01/14 (A)                                  177            191
  Mohegan Tribal Gaming
      6.875%, 02/15/15                                     1,300          1,300
      6.125%, 02/15/13                                       250            246
  NPC International
      9.500%, 05/01/14                                       100            104
  Neff (A)
      10.000%, 06/01/15                                      950            971
  Neiman Marcus Group (F)
      10.375%, 10/15/15                                    1,397          1,572
  Neiman Marcus Group PIK
      9.000%, 10/15/15                                       250            274
  Nexstar Holdings LLC (B)
      9.140%, 04/01/13                                       530            527

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
  Nielsen Finance LLC
      10.000%, 08/01/14 (A)                        $       1,425  $       1,553
      9.950%, 08/01/16 (A) (B) (F)                         1,000            727
  Penhall International (A)
      12.000%, 08/01/14                                      970          1,067
  Penn National Gaming
      6.875%, 12/01/11                                       925            932
      6.750%, 03/01/15                                     1,565          1,588
  Perry Ellis International, Ser B
      8.875%, 09/15/13                                     2,064          2,141
  Petro Stopping Centers
      9.000%, 02/15/12                                       225            239
  Phillips Van-Heusen
      8.125%, 05/01/13                                       375            395
      7.250%, 02/15/11                                        75             77
  Pokagon Gaming Authority (A)
      10.375%, 06/15/14                                      525            591
  Primedia (D)
      10.735%, 08/15/07                                    1,350          1,392
      8.875%, 05/15/11                                     1,075          1,107
  Quebecor Media (A)
      7.750%, 03/15/16                                     1,025          1,076
  RH Donnelley
      10.875%, 12/15/12                                      415            447
  RH Donnelley, Ser A-1
      6.875%, 01/15/13                                     1,875          1,847
  RH Donnelley, Ser A-2
      6.875%, 01/15/13                                     2,100          2,068
  RH Donnelley, Ser A-3
      8.875%, 01/15/16                                       450            485
  RJ Tower (C) (F)
      12.000%, 06/01/13                                      425             36
  Reader's Digest (A)
      9.000%, 02/15/17                                       200            197
  Rental Service (A)
      9.500%, 12/01/14                                     4,690          5,042
  SGS International
      12.000%, 12/15/13                                    1,650          1,815
  Sally Holdings LLC (A) (F)
      10.500%, 11/15/16                                    1,660          1,720
      9.250%, 11/15/14                                     1,930          2,002
  Sbarro (A)
      10.375%, 02/01/15                                      125            129
  Sealy Mattress
      8.250%, 06/15/14                                     2,750          2,874
  Seneca Gaming
      7.250%, 05/01/12                                       575            586
  Service
      7.625%, 10/01/18                                       652            691
      7.375%, 10/01/14                                     1,398          1,449
      7.000%, 06/15/17                                     1,225          1,217
      6.750%, 04/01/15 (A)                                   835            843
      6.750%, 04/01/16 (F)                                   750            738

--------------------------------------------------------------------------------
192           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
  Simmons (B) (F)
      8.560%, 12/15/14                             $       3,085  $       2,630
  Sinclair Broadcast Group (A) (B)
      4.875%, 07/15/18                                       400            390
  Sonic Automotive, Ser B (F)
      8.625%, 08/15/13                                     2,580          2,706
  Spectrum Brands
      7.375%, 02/01/15                                     2,850          2,415
  Stanadyne Holdings (B)
      9.570%, 02/15/15                                     1,500          1,245
  Stanadyne, Ser 1
      10.000%, 08/15/14                                      475            507
  Station Casinos
      6.875%, 03/01/16                                     3,655          3,372
      6.625%, 03/15/18                                     3,450          3,105
  Steinway Musical Instruments (A)
      7.000%, 03/01/14                                     4,720          4,685
  Stewart Enterprises (F)
      6.250%, 02/15/13                                     1,110          1,093
  Sun Media
      7.625%, 02/15/13                                     2,040          2,106
  Superior Essex Com & Essex Group
      9.000%, 04/15/12                                       600            624
  TRW Automotive (A)
      7.250%, 03/15/17                                     1,905          1,910
      7.000%, 03/15/14                                     2,170          2,173
  Tenneco Automotive (F)
      8.625%, 11/15/14                                     3,724          3,947
  Town Sports International (B)
      8.490%, 02/01/14                                     2,079          1,902
  Travelport LLC
      11.875%, 09/01/16 (A) (F)                            1,560          1,759
      9.985%, 06/01/07 (A) (D)                             2,044          2,121
  Turning Stone Casino Entertainment (A)
      9.125%, 12/15/10                                       425            431
  Turning Stone Resort Casinos (A)
      9.125%, 09/15/14                                       125            128
  Umbrella Acquisition PIK (A) (F)
      9.750%, 03/15/15                                     4,625          4,787
  Unifi
      11.500%, 05/15/14                                      225            224
  United Auto Group (A)
      7.750%, 12/15/16                                     1,500          1,515
  United Components
      9.375%, 06/15/13                                     1,030          1,069
  United Rentals North America
      6.500%, 02/15/12                                     2,290          2,307
  Universal City Florida
      10.110%, 08/01/07 (D) (F)                            4,573          4,722
      8.375%, 05/01/10                                        25             26
  Vail Resorts
      6.750%, 02/15/14                                     2,160          2,157

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
  Vicorp Restaurants
      10.500%, 04/15/11                            $          50  $          43
  Videotron
      6.875%, 01/15/14                                     3,610          3,646
  Visant Holding
      8.760%, 12/01/13 (B)                                 4,110          3,812
      8.750%, 12/01/13 (F)                                 1,385          1,447
  Visteon (F)
      7.000%, 03/10/14                                     1,015            893
  WMG Acquisition
      7.375%, 04/15/14                                     2,640          2,564
  WMG Holdings (B)
      9.420%, 12/15/14                                       745            581
  Wynn Las Vegas LLC
      6.625%, 12/01/14                                     2,614          2,624
                                                                  --------------
                                                                        288,570
                                                                  --------------
CONSUMER STAPLES - 2.8%
  B&G Foods Holding
      8.000%, 10/01/11                                       500            509
  Carrols
      9.000%, 01/15/13                                     1,375          1,416
  Constellation Brands
      7.250%, 09/01/16                                     5,855          5,899
      7.250%, 05/15/17 (A) (F)                             3,150          3,170
  Dean Foods
      7.000%, 06/01/16                                       770            768
  Del Monte (F)
      6.750%, 02/15/15                                     1,450          1,450
  Dole Foods
      7.250%, 06/15/10                                     1,000            990
  Fleming (C)
      10.125%, 04/01/08                                      983             84
      9.250%, 06/15/10                                       188             16
  Jean Coutu Group
      8.500%, 08/01/14 (F)                                   300            324
      7.625%, 08/01/12                                       250            265
  Merisant (F)
      9.500%, 07/15/13                                     2,075          1,893
  Merisant Worldwide (B) (F)
      18.640%, 05/15/14                                    1,025            615
  NBTY
      7.125%, 10/01/15                                     2,462          2,511
  Natural Beef Pack
      10.500%, 08/01/11                                    1,213          1,277
  Pantry
      7.750%, 02/15/14                                       975            980
  Pilgrim's Pride
      7.625%, 05/01/15                                       525            539
  Playtex Products
      9.375%, 06/01/11 (F)                                 2,735          2,820
      8.000%, 03/01/11                                       920            959

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           193

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Rite Aid
      9.500%, 06/15/17 (A)                        $       3,065   $       3,080
      9.375%, 12/15/15 (A)                                  850             854
      9.250%, 06/01/13 (F)                                1,000           1,015
      8.625%, 03/01/15 (F)                                1,000             970
      7.700%, 02/15/27 (F)                                  150             130
      7.500%, 01/15/15                                       25              25
      6.875%, 08/15/13 (F)                                  100              90
      6.875%, 12/15/28 (F)                                  350             284
  Stater Brothers Holdings (D)
      8.855%, 06/15/07                                    1,859           1,878
                                                                  --------------
                                                                         34,811
                                                                  --------------
ENERGY -- 7.9%
  Allis-Chalmers Energy
      9.000%, 01/15/14                                    4,313           4,464
  Atlas Pipeline Partners
      8.125%, 12/15/15                                      350             364
  Aventine Renewable Energy (A)
      10.000%, 04/01/17                                   1,075           1,118
  Baytex Energy
      9.625%, 07/15/10                                      525             550
  Brigham Exploration
      9.625%, 05/01/14                                      625             637
      9.625%, 05/01/14 (A)                                  375             382
  Chaparral Energy
      8.875%, 02/01/17 (A)                                  625             634
      8.500%, 12/01/15                                    1,738           1,742
  Chesapeake Energy
      7.750%, 01/15/15                                    2,591           2,701
      7.500%, 06/15/14                                      719             752
      7.000%, 08/15/14                                      851             876
      6.875%, 01/15/16                                    1,898           1,926
      6.500%, 08/15/17                                    1,150           1,138
  Cimarex Energy
      7.125%, 05/01/17                                    2,250           2,278
  Colorado Interstate Gas
      6.800%, 11/15/15                                      125             131
      5.950%, 03/15/15                                      250             248
  Compton Pet Finance
      7.625%, 12/01/13                                      350             353
  Comstock Resources
      6.875%, 03/01/12                                       50              49
  Denbury Resources
      7.500%, 04/01/13                                    2,465           2,527
      7.500%, 12/15/15                                    2,280           2,348
  Dynegy Holdings (A)
      7.750%, 06/01/19                                    4,215           4,173
      7.500%, 06/01/15                                      550             546
  El Paso
      7.750%, 07/15/11 (A)                                  450             476
      7.420%, 02/15/37                                      900             942

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  El Paso MTN
      8.050%, 10/15/30                            $         150   $         169
      7.800%, 08/01/31 (F)                                1,450           1,590
      7.750%, 01/15/32 (F)                                1,750           1,919
  El Paso Production Holdings
      7.750%, 06/01/13                                    2,265           2,393
  Encore Acquisition
      7.250%, 12/01/17                                      800             772
      6.000%, 07/15/15                                      600             546
  Energy Partners Ltd.
      10.480%, 07/15/07 (A) (D)                             425             433
      9.750%, 04/15/14 (A)                                1,000           1,014
  Energy XXI Gulf Coast (A)
      10.000%, 06/15/13                                     885             872
  Forest Oil
      8.000%, 12/15/11                                    1,025           1,076
  Frigstad Discoverer (A)
      11.500%, 02/21/12                                   1,000           1,000
  Giant Industries
      8.000%, 05/15/14                                       50              54
  Grant Prideco, Ser B
      6.125%, 08/15/15                                      300             297
  Hanover Compressor
      9.000%, 06/01/14                                    1,885           2,031
      7.500%, 04/15/13                                      775             798
  Hanover Equipment Trust,
    Ser 2001 B
      8.750%, 09/01/11                                    2,675           2,762
  Hilcorp Energy (A)
      9.000%, 06/01/16                                      375             400
      7.750%, 11/01/15                                    2,325           2,337
  Holly Energy Partners
      6.250%, 03/01/15                                    1,200           1,161
  Inergy Finance
      6.875%, 12/15/14                                      300             297
  Mariner Energy
      8.000%, 05/15/17                                       50              51
  Markwest Energy, Ser B
      8.500%, 07/15/16                                      675             710
      6.875%, 11/01/14                                    1,400           1,374
  Mueller Water Products (A)
      7.375%, 06/01/17                                    2,450           2,476
  Newfield Exploration
      6.625%, 04/15/16                                    1,355           1,362
  North American Energy Partner
      8.750%, 12/01/11                                      225             232
  Northwest Pipeline
      7.000%, 06/15/16                                      225             240
  Northwest Pipeline (A)
      5.950%, 04/15/17                                      275             271
  OPTI Canada (A)
      8.250%, 12/15/14                                    1,780           1,891
  PHI
      7.125%, 04/15/13                                      125             122
--------------------------------------------------------------------------------
194           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Pacific Energy
      6.250%, 09/15/15                            $         100   $          99
  Pacific Energy Partners
      7.125%, 06/15/14                                      200             209
  Parker Drilling
      10.110%, 06/01/07 (D)                               3,022           3,082
      9.625%, 10/01/13                                      639             690
  Peabody Energy (F)
      7.375%, 11/01/16                                    2,790           2,954
  Peabody Energy, Ser B
      6.875%, 03/15/13                                    1,500           1,519
  Petrohawk Energy (F)
      9.125%, 07/15/13                                    1,725           1,854
  Plains Exploration (F)
      7.000%, 03/15/17                                      600             597
  Pogo Producing
      7.875%, 05/01/13                                      700             735
      6.875%, 10/01/17                                      225             329
      6.625%, 03/15/15                                      275             278
  Pogo Producing, Ser B
      8.250%, 04/15/11                                    1,072           1,099
  Pride International
      7.375%, 07/15/14                                    1,391           1,433
  Quicksilver Resources
      7.125%, 04/01/16                                    1,425           1,414
  Range Resources
      6.375%, 03/15/15                                      350             345
  Regency Energy Partners (A)
      8.375%, 12/15/13                                    1,750           1,818
  Sabine Pass LNG LP (A)
      7.500%, 11/30/16                                    1,520           1,558
      7.250%, 11/30/13                                      550             562
  Semgroup (A)
      8.750%, 11/15/15                                      965           1,010
  Sesi LLC
      6.875%, 06/01/14                                      950             955
  Southern Natural Gas
      7.350%, 02/15/31                                      375             409
  Tesoro
      6.625%, 11/01/15                                      775             786
      6.500%, 06/01/17 (A)                                1,275           1,277
      6.250%, 11/01/12                                      175             175
  Transcont Gas Pipe
      6.400%, 04/15/16                                      150             154
  United Refining (A)
      10.500%, 08/15/12                                     850             899
  Veneco
      8.750%, 12/15/11                                    2,430           2,503

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Verasun Energy (A)
      9.375%, 06/01/17                            $       1,400   $       1,395
  Whiting Petroleum
      7.000%, 02/01/14                                    1,580           1,533
  Williams
      8.125%, 03/15/12                                      505             550
      7.750%, 06/15/31 (F)                                  475             520
      7.625%, 07/15/19 (F)                                  500             549
      6.375%, 10/01/10 (A)                                  725             737
  Williams Partners LP
      7.250%, 02/01/17                                    2,445           2,592
                                                                  --------------
                                                                         98,624
                                                                  --------------
FINANCIALS -- 12.3%
  AAC Group Holding (B)
      8.780%, 10/01/12                                    1,080             983
  AAC Group Holding PIK (F)
      12.750%, 10/01/12                                     825             915
  Ace Cash Express (A)
      10.250%, 10/01/14                                     675             690
  Alamosa Delaware
      8.500%, 01/31/12                                    1,665           1,753
  American General Finance
    (A) (D) (G)
      5.370%, 06/15/07                                    3,974           3,974
  American Real Estate (A)
      7.125%, 02/15/13                                    3,225           3,169
  Armstrong World (C) (F)
      7.450%, 05/15/29                                      525              --
  Bear Stearns EXL (D) (G)
      5.360%, 06/15/07                                    4,879           4,879
  CDX HY, Ser 8-T1 (A)
      7.625%, 06/29/12                                    6,750           6,661
  CDX HY, Ser 8-T2 (A)
      6.750%, 06/29/12                                    2,000           1,979
  Cardtronics
      9.250%, 08/15/13                                      150             157
  Countrywide Financial MTN (D) (G)
      5.430%, 06/27/07                                    1,645           1,645
  Countrywide Financial MTN,
    Ser A (D) (G)
      5.440%, 08/06/07                                    4,111           4,111
  Deluxe (A) (F)
      7.375%, 06/01/15                                      200             203
  FTI Consulting
      7.750%, 10/01/16                                    1,175           1,228
      7.625%, 06/15/13                                      425             439
  Felcor Lodging LP+
      8.500%, 06/01/11                                      245             262
      7.275%, 10/31/07 (D)                                  200             202



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           195

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Ford Motor Credit
      9.806%, 07/17/07 (D)                        $       3,340   $       3,607
      9.750%, 09/15/10 (F)                                  812             861
      8.105%, 07/13/07 (D)                                  275             276
      8.000%, 12/15/16                                    6,450           6,402
      7.800%, 06/01/12                                    3,495           3,478
      7.375%, 10/28/09                                      600             602
      7.375%, 02/01/11                                      650             648
      7.250%, 10/25/11                                      800             787
      7.000%, 10/01/13 (F)                                4,062           3,887
      6.926%, 07/18/07 (D)                                  680             675
  GMAC LLC
      8.000%, 11/01/31                                    5,464           6,003
      7.560%, 06/25/07 (D)                                  622             644
      7.000%, 02/01/12                                      100             101
      6.875%, 08/28/12                                    5,355           5,381
      6.750%, 12/01/14                                    5,905           5,886
      6.625%, 05/15/12                                    1,325           1,318
      6.000%, 12/15/11                                      250             244
  Hawker Beechcraft Acquisition
      9.750%, 04/01/17 (A) (F)                              175             175
      8.500%, 04/01/15                                      685             723
  Hawker Beechcraft Acquisition PIK (A)
      8.875%, 04/01/15                                      250             264
  Hellas II (A) (D)
      11.115%, 06/21/07                                   2,100           2,179
  Host Hotels & Resorts LP+
      6.875%, 11/01/14                                      600             612
  Host Marriott+
      7.125%, 11/01/13                                      825             846
  Host Marriott, Ser M+
      7.000%, 08/15/12                                      375             382
  Host Marriott, Ser O+
      6.375%, 03/15/15                                      575             573
  Host Marriott, Ser Q+
      6.750%, 06/01/16                                    2,490           2,524
  Ipayment
      9.750%, 05/15/14                                    1,100           1,130
  Irish Life & Permanent MTN,
    Ser X (A) (D) (G)
      5.360%, 06/21/07                                    3,645           3,645
  Jackson National Life Funding
    (A) (D) (G)
      5.320%, 06/01/07                                    6,030           6,030
  K&F Acquisition
      7.750%, 11/15/14                                      500             532
  KAR Holdings
      10.000%, 05/01/15 (A) (F)                             700             717
      9.358%, 05/01/14 (A) (D)                              800             816
      8.750%, 05/01/14 (A)                                1,525           1,555
  Marlin Water Trust II (A) (C)
      0.000%, 07/15/03                                    4,000             520
  Medimedia USA (A) (F)
      11.375%, 11/15/14                                     725             774

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Morgan Stanley EXL (D) (G)
      5.400%, 06/04/07                            $         959   $         959
  Morgan Stanley EXL, Ser S (D) (G)
      5.360%, 06/04/07                                    1,370           1,370
  NSG Holdings LLC (A)
      7.750%, 12/15/25                                      450             474
  Nationwide Building Society
    (A) (D) (G)
      5.410%, 06/28/07                                    1,507           1,507
      5.370%, 06/07/07                                    2,741           2,741
  Northern Rock (A) (D) (G)
      5.380%, 06/04/07                                    2,823           2,823
  Omega Healthcare Investors+
      7.000%, 01/15/16                                      825             846
  PNA Intmed Holding (A) (D)
      12.360%, 08/15/07                                     475             485
  PXRE Capital Trust 1
      8.850%, 02/01/27                                    1,400           1,428
  Petroplus Finance
      7.000%, 05/01/17                                      500             504
      7.000%, 05/01/17 (A) (F)                            2,650           2,670
      6.750%, 05/01/14                                    1,000           1,001
      6.750%, 05/01/14 (A)                                  985             986
  Pinnacle Foods Finance LLC
      10.625%, 04/01/17 (A) (F)                           2,125           2,162
      9.250%, 04/01/15 (A)                                  850             863
  Premium Asset Trust, Ser 2004-10
    (A) (D) (G)
      5.380%, 06/15/07                                    3,837           3,837
  Realogy (A) (F)
      12.375%, 04/15/15                                   1,750           1,706
      10.500%, 04/15/14                                     800             803
  Rouse LP+ (A) (F)
      6.750%, 05/01/13                                      700             706
  SLM MTN (D) (G)
      5.320%, 06/15/07                                    3,015           3,015
  Senior Housing Properties+
      7.875%, 04/15/15                                      645             677
  Skandinav Enskilda Bank (A) (D) (G)
      5.320%, 06/18/07                                    3,015           3,015
  Snoqualmie Enterprises Authority
    (A) (D)
      9.150%, 08/01/07                                      275             281
  Snoqualmie Enterprises Authority
    (A) (F)
      9.125%, 02/01/15                                    1,425           1,486
  Stanfield Victoria LLC MTN (A) (G)
      5.450%, 06/11/07                                    2,741           2,741
  Trains HY, Ser 2006-1 (A)
      7.548%, 05/01/16                                    3,255           3,305
  Trustreet Properties+
      7.500%, 04/01/15                                      925           1,000
  UniCredito Italiano Bank (A) (D) (G)
      5.350%, 07/11/07                                    6,852           6,852
--------------------------------------------------------------------------------
196           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Universal City Development
      11.750%, 04/01/10                           $       1,350   $       1,434
  Ventas Realty+
      7.125%, 06/01/15                                      500             517
      6.750%, 04/01/17                                      775             794
      6.625%, 10/15/14                                      375             381
  Yankee Acquisition
      9.750%, 02/15/17 (A) (F)                              375             383
      8.500%, 02/15/15 (A)                                1,000           1,022
                                                                  --------------
                                                                        152,821
                                                                  --------------
HEALTH CARE -- 5.7%
  Advanced Mecial Optics (A)
      7.500%, 05/01/17                                    1,650           1,627
  Bio-Rad Laboratories
      7.500%, 08/15/13                                      175             178
      6.125%, 12/15/14                                      775             744
  CDRV Investors (B)
      7.150%, 01/01/15                                    1,200           1,090
  CDRV Investors PIK (A)
      9.860%, 12/01/11                                    2,300           2,300
  CRC Health
      10.750%, 02/01/16                                   1,600           1,780
  Cooper (A)
      7.125%, 02/15/15                                    1,985           2,025
  Encore Medical Finance (A)
      11.750%, 11/15/14                                   1,175           1,254
  Fresenius Medical Capital Trust II
      7.875%, 02/01/08                                      381             386
  Fresenius Medical Capital Trust IV
      7.875%, 06/15/11                                    2,055           2,171
  Genesis Healthcare
      8.000%, 10/15/13                                    1,225           1,303
  HCA
      9.250%, 11/15/16 (A)                               10,883          11,930
      9.125%, 11/15/14 (A)                                  802             870
      8.750%, 09/01/10                                      105             112
      6.750%, 07/15/13                                      555             523
      6.500%, 02/15/16 (F)                                2,975           2,618
  HCA PIK (A)
      9.625%, 11/15/16                                    4,875           5,375
  Kinetic Concepts
      7.375%, 05/15/13                                      275             284
  MQ Associates (B) (F)
      44.380%, 08/15/12                                     139              36
  Medcath Holdings
      9.875%, 07/15/12                                    1,055           1,137
  Mylan Laboratories
      6.375%, 08/15/15                                      660             685
  Norcross Safety Products, Ser B
      9.875%, 08/15/11                                    1,225           1,292
  Psychiatric Solutions (A)
      7.750%, 07/15/15                                    2,975           3,042

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Res-care
      7.750%, 10/15/13                            $         625   $         641
  Select Medical
      11.080%, 09/29/07 (D) (F)                             600             591
      7.625%, 02/01/15                                    2,575           2,382
  Spheris
      11.000%, 12/15/12                                   1,400           1,428
  Sun Healthcare Group (A)
      9.125%, 04/15/15                                      375             394
  Tenet Healthcare
      9.875%, 07/01/14 (F)                                3,350           3,434
      9.250%, 02/01/15                                    4,894           4,882
  Triad Hospitals
      7.000%, 05/15/12                                      890             926
      7.000%, 11/15/13                                    1,890           1,980
  US Oncology Holdings
      10.750%, 08/15/14                                   5,039           5,493
      9.000%, 08/15/12                                      650             679
  United Surgical Partners (A) (F)
      8.875%, 05/01/17                                    1,995           2,062
  United Surgical Partners PIK (A)
      9.250%, 05/01/17                                    2,615           2,703
  Universal Hospital Services (A) (D)
      8.759%, 12/01/07                                      200             203
  Universal Hospital Services PIK (A)
      8.500%, 06/01/15                                      250             255
                                                                  --------------
                                                                         70,815
                                                                  --------------
INDUSTRIALS -- 8.4%
  AGY Holdings (A)
      11.000%, 11/15/14                                     800             839
  Acih (A) (B) (F)
      13.340%, 12/15/12                                     900             747
  Ahern Rentals
      9.250%, 08/15/13                                    1,225           1,268
  Ainsworth Lumber
      7.250%, 10/01/12                                      300             234
      6.750%, 03/15/14 (F)                                  400             301
  Aleris International (A)
      10.000%, 12/15/16                                   1,625           1,708
  Aleris International PIK (A)
      9.000%, 12/15/14                                       75              80
  Alliant Techsystems
      6.750%, 04/01/16                                      350             355
  Allied Waste North America (F)
      7.250%, 03/15/15                                      550             568
      6.125%, 02/15/14                                    2,425           2,383
  Allied Waste North America,
    Ser B (F)
      7.375%, 04/15/14                                      650             667
  Altos Hornos de Mexico, Ser A (C)
      0.000%, 04/30/02                                      525             401
  Altos Hornos de Mexico, Ser B (C)
      0.000%, 04/30/04                                      975             745
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           197

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  American Airlines, Ser 01-1
      7.379%, 05/23/16                            $         117   $         111
  American Axle & Manufacturing
      7.875%, 03/01/17                                      375             377
  American Railcar
      7.500%, 03/01/14                                    1,025           1,058
  Ames True Temper
      10.000%, 07/15/12                                   1,400           1,389
      9.356%, 07/15/07 (D)                                1,220           1,244
  Associated Materials (B) (F)
      12.540%, 03/01/14                                     850             654
  Baker & Taylor (A)
      11.500%, 07/01/13                                     925             977
  Baldor Electric
      8.625%, 02/15/17                                    1,165           1,252
  Belden (A)
      7.000%, 03/15/17                                      745             763
  Buffalo Thunder Development
    Authority (A) (F)
      9.375%, 12/15/14                                    2,100           2,160
  Buhrmann US
      8.250%, 07/01/14                                    1,650           1,675
      7.875%, 03/01/15                                      600             597
  Chart Industries
      9.125%, 10/15/15                                      325             342
  Corrections Corp of America
      6.750%, 01/31/14                                      785             792
      6.250%, 03/15/13                                    2,838           2,806
  D R Horton
      5.625%, 09/15/14                                    1,035             977
  DRS Technologies
      7.625%, 02/01/18 (F)                                  925             958
      6.875%, 11/01/13                                      150             151
      6.625%, 02/01/16                                      775             781
  Dayton Superior (F)
      13.000%, 06/15/09                                   1,483           1,520
  Delta Air Lines, Ser 02-1 (C) (F)
      8.300%, 12/15/29                                      850              58
  Delta Air Lines, Ser 2002-1,
    Cl C (C) (F)
      7.779%, 01/02/12                                      769             779
  Education Management LLC (F)
      10.250%, 06/01/16                                   1,750           1,907
  Esco
      9.230%, 06/15/07 (A) (D)                              125             130
      8.625%, 12/15/13 (A)                                  680             728
  General Cable (A) (F)
      7.125%, 04/01/17                                      460             466
  Goodman Global Holdings
      7.875%, 12/15/12                                    1,805           1,837
  Graftech Finance (A)
      10.250%, 02/15/12                                     978           1,032
  Gulfmark Offshore
      7.750%, 07/15/14                                    1,304           1,337

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  H-Lines Finance Holding (B)
      9.060%, 04/01/13                            $         775   $         758
  Harland Clarke Holdings
      10.105%, 05/15/15 (A) (D)                             185             186
      9.500%, 05/15/15 (A)                                  185             189
  Harvest Operations
      7.875%, 10/15/11                                      975             960
  Horizon Lines LLC
      9.000%, 11/01/12                                      800             849
  Indalex Holding, Ser B
      11.500%, 02/01/14                                   1,125           1,194
  Interface
      9.500%, 02/01/14                                      275             300
  Interline Brands
      8.125%, 06/15/14                                    1,050           1,092
  Intermec
      7.000%, 03/15/08                                      125             126
  Iron Mountain
      8.750%, 07/15/18                                      565             612
      8.625%, 04/01/13                                      613             630
      7.750%, 01/15/15                                      660             680
      6.625%, 01/01/16                                    2,630           2,538
  J.B. Poindexter (F)
      8.750%, 03/15/14                                      400             379
  K Hovnanian Enterprises
      8.625%, 01/15/17 (F)                                1,825           1,898
      7.500%, 05/15/16                                      450             439
      6.250%, 01/15/15                                      100              93
      6.250%, 01/15/16                                    1,225           1,127
  L-3 Communications
      6.125%, 07/15/13                                      535             530
      5.875%, 01/15/15                                    3,877           3,780
  L-3 Communications, Cl B
      6.375%, 10/15/15                                    2,696           2,689
  Language Line
      11.125%, 06/15/12                                     250             273
  Maax (F)
      9.750%, 06/15/12                                      800             532
  Meritage Homes
      7.000%, 05/01/14                                      925             898
      6.250%, 03/15/15                                      250             236
  Millar Western Forest
      7.750%, 11/15/13                                      982             852
  Mobile Mini (A)
      6.875%, 05/01/15                                      700             699
  Mobile Services Group (A)
      9.750%, 08/01/14                                      425             463
  NCL
      10.625%, 07/15/07                                     475             463
  NTK Holdings (F)
      4.682%, 03/01/14                                      100              75
  Nebraska Book
      8.625%, 03/15/12                                      250             252

--------------------------------------------------------------------------------
198           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Noble Group (A)
      6.625%, 03/17/15                            $         475   $         444
  Nortek
      8.500%, 09/01/14                                    1,050           1,042
  Northwest Airlines
      10.000%, 02/01/09 (C) (F)                             171             129
      8.875%, 06/01/06 (C) (F)                            1,500           1,151
      7.875%, 03/15/08 (C) (F)                              175             136
      7.625%, 11/15/23 (C)                                1,175             875
  Nutro Products (A) (D)
      9.370%, 10/15/07                                      950             997
  Open Solutions (A)
      9.750%, 02/01/15                                    4,150           4,306
  Park-Ohio Industries (F)
      8.375%, 11/15/14                                      775             763
  Ply Gem
      9.000%, 02/15/12                                      175             162
  Polypore
      8.750%, 05/15/12                                      200             206
  Polypore International (B) (F)
      7.980%, 10/01/12                                      475             460
  Propex Frabics
      10.000%, 12/01/12                                     200             185
  Quality Distributors
      9.000%, 11/15/10                                      800             782
  Quebecor World Capital (A) (F)
      8.750%, 03/15/16                                    2,870           2,963
  RBS Global & Rexnord
      11.750%, 08/01/16 (F)                                 450             507
      9.500%, 08/01/14                                      870             935
      8.875%, 09/01/16                                      860             897
  Rainbow National Services LLC (A)
      10.375%, 09/01/14                                     475             533
      8.750%, 09/01/12                                    1,210           1,292
  Saint Acquisition (A)
      12.500%, 05/15/17                                   1,825           1,784
  Seitel Acquisition (A)
      9.750%, 02/15/14                                      950             974
  Stallion Oilfield Services (A)
      9.750%, 02/01/15                                    1,775           1,855
  Sunstate Equipment (A)
      10.500%, 04/01/13                                     730             785
  Super Value
      7.500%, 11/15/14                                      800             840
  Tembec Industries (F)
      8.625%, 06/30/09                                      800             471
  Terex
      7.375%, 01/15/14                                    1,949           2,032
  Titan International
      8.000%, 01/15/12                                    2,285           2,354
  Tousa
      10.375%, 07/01/12 (F)                                 715             577

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Transdigm
      7.750%, 07/15/14                            $         300   $         312
      7.750%, 07/15/14 (A)                                1,050           1,092
  Tube City IMS (A)
      9.750%, 02/01/15                                      750             787
  UCI Holdco PIK (A)
      0.488%, 06/15/07                                      674             696
  United Air Lines (C)
      9.125%, 01/15/12                                      625               5
  United Air Lines, Ser A (C)
      10.670%, 05/01/04                                     325               2
  United Airlines, Ser 95A1
      9.020%, 04/19/12                                      739             427
  Vanguard Health Holdings I (B)
      8.680%, 10/01/15                                      225             191
  Vanguard Health Holdings II
      9.000%, 10/01/14                                    1,950           2,043
  Visant (F)
      7.625%, 10/01/12                                      635             649
  Wimar Opco LLC (A) (F)
      9.625%, 12/15/14                                    2,975           3,005
                                                                  --------------
                                                                        104,592
                                                                  --------------
INFORMATION TECHNOLOGY -- 3.4%
  Activant Solution
      9.500%, 05/01/16                                    2,675           2,675
  Advanced Micro Devices (F)
      7.750%, 11/01/12                                    1,085           1,066
  Compagnie Generale de Geophysique
      7.500%, 05/15/15                                    1,225           1,282
  Flextronics International
      6.250%, 11/15/14                                    2,250           2,177
  Freescale Semiconductor
      10.125%, 12/15/16 (A) (F)                           4,585           4,591
      9.230%, 06/15/07 (A) (D)                              250             250
      8.875%, 12/15/14r (A)                               1,355           1,357
  Freescale Semiconductor PIK (A)
      9.125%, 12/15/14                                    4,025           3,985
  Magnachip Semiconductor
      8.605%, 06/15/07 (D) (F)                              150             138
      6.875%, 12/15/11 (F)                                  425             371
  NXP Funding LLC
      9.500%, 10/15/15 (A) (F)                            4,120           4,264
      7.875%, 10/15/14 (A)                                3,390           3,492
  Sensata Technologies (F)
      8.000%, 05/01/14                                    1,945           1,964
  Smart Modular (D)
      10.849%, 07/01/07                                     760             806
  Sungard Data Systems (F)
      10.250%, 08/15/15                                   8,385           9,171
  UGS
      10.000%, 06/01/12                                     500             545

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           199

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  UGS Capital PIK (A)
      10.348%, 06/15/07                           $       2,924   $       3,004
  Viasystems
      10.500%, 01/15/11                                     375             382
                                                                  --------------
                                                                         41,520
                                                                  --------------
MATERIALS -- 9.0%
  AEP Industries
      7.875%, 03/15/13                                      385             396
  AK Steel
      7.875%, 02/15/09                                    1,071           1,071
      7.750%, 06/15/12                                    1,200           1,234
  Abitibi-Consolidated
      8.550%, 08/01/10                                      700             669
  Appleton Papers
      8.125%, 06/15/11                                      425             443
  Appleton Papers, Ser B
      9.750%, 06/15/14                                    1,075           1,134
  Arch Western Finance
      6.750%, 07/01/13                                    4,325           4,309
  BPC Holding (F)
      8.875%, 09/15/14                                    1,075           1,102
  Bowater
      9.500%, 10/15/12                                      475             481
      8.355%, 06/15/07 (D)                                2,575           2,578
  Bowater Canada Finance
      7.950%, 11/15/11                                      600             578
  Bway
      10.000%, 10/15/10                                     650             679
  Cascades
      7.250%, 02/15/13                                      625             630
  Catalyst Paper
      7.375%, 03/01/14                                      338             319
  Catalyst Paper, Ser D
      8.625%, 06/15/11                                    1,515           1,519
  Claymont Steel (A)
      8.875%, 02/15/15                                      275             279
  Crown Americas
      7.750%, 11/15/15                                    1,711           1,788
  Crown Cork & Seal
      8.000%, 04/15/23                                    1,650           1,654
  Domtar (F)
      9.500%, 08/01/16                                      250             280
      7.125%, 08/15/15                                    1,650           1,660
  Equistar Chemical
      10.125%, 09/01/08                                     275             289
  FMG Finance
      10.625%, 09/01/16 (A) (F)                           3,765           4,523
      10.000%, 09/01/13 (A)                                 350             393
  Freeport-McMoRan, Copper & Gold
      8.564%, 04/01/15 (D)                                1,200           1,264
      8.375%, 04/01/17                                    4,800           5,244

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Georgia Gulf
      9.500%, 10/15/14 (A)                        $          25   $          26
      7.125%, 12/15/13 (F)                                  300             276
  Georgia-Pacific
      8.125%, 05/15/11                                    1,325           1,381
      8.000%, 01/15/24                                    1,225           1,234
      7.700%, 06/15/15 (F)                                1,575           1,599
      7.125%, 01/15/17 (A)                                  945             943
      7.000%, 01/15/15 (A)                                2,450           2,438
  Graham Packaging (F)
      9.875%, 10/15/14                                    2,760           2,843
  Huntsman International LLC (A)
      7.875%, 11/15/14                                    1,355           1,424
  Huntsman LLC
      11.625%, 10/15/10                                     255             274
      11.500%, 07/15/12                                   1,440           1,598
  Ineos Group Holdings PLC (A) (F)
      8.500%, 02/15/16                                    2,935           2,953
  Innophos
      8.875%, 08/15/14                                      500             528
  Innophos Holdings (A)
      9.500%, 04/15/12                                      700             714
  Intertape Polymer
      8.500%, 08/01/14                                      450             466
  Jefferson Smurfit
      8.250%, 10/01/12                                      800             818
  Lyondell Chemical
      10.875%, 05/01/09                                   1,401           1,401
      10.500%, 06/01/13                                     995           1,087
      8.250%, 09/15/16                                      600             650
      8.000%, 09/15/14                                    1,267           1,340
      6.875%, 06/15/17                                    5,580           5,587
  Macdermid (A)
      6.750%, 04/15/17                                    1,075           1,134
  Massey Energy
      6.625%, 11/15/10                                    1,087           1,076
  Metals USA Holding PIK (A)
      11.365%, 06/22/07                                   1,075           1,066
  Methanex
      6.000%, 08/15/15                                      175             165
  Millennium America
      7.625%, 11/15/26                                      200             196
  Momentive Performance (A) (F)
      11.500%, 12/01/16                                   3,505           3,680
      9.750%, 12/01/14                                      805             841
  Mosaic (A)
      7.625%, 12/01/16                                    1,750           1,859
      7.375%, 12/01/14                                      625             652
  Mosaic Global Holdings
      7.300%, 01/15/28                                      325             317
  Nalco
      8.875%, 11/15/13 (F)                                1,345           1,443
      7.750%, 11/15/11                                    2,355           2,437

--------------------------------------------------------------------------------
200           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Neenah
      9.500%, 01/01/17                            $         575   $         569
  Newark Group
      9.750%, 03/15/14                                      700             728
  Noranda Aluminum Acquisition PIK (A)
      9.360%, 11/18/07                                    1,995           2,015
  Novelis
      7.250%, 02/15/15                                    1,150           1,213
  Owens-Brockway Glass
      8.875%, 02/15/09                                      175             179
      8.250%, 05/15/13                                    4,360           4,600
      6.750%, 12/01/14 (F)                                  450             455
  Owens-Illinois
      7.350%, 05/15/08                                      200             202
  P H Glatfelter
      7.125%, 05/01/16                                    1,425           1,453
  PNA Group (A)
      10.750%, 09/01/16                                   2,975           3,302
  Packaging Dynamics (A)
      10.000%, 05/01/16                                   1,995           2,015
  Polyone (F)
      8.875%, 05/01/12                                    2,735           2,817
  Reichold Industries (A)
      9.000%, 08/15/14                                    1,471           1,530
  Rock-Tenn
      5.625%, 03/15/13                                    2,200           2,090
  Rockwood Specialties Group
      7.500%, 11/15/14                                    1,510           1,563
  Solo Cup (F)
      8.500%, 02/15/14                                      910             796
  Solutia
      11.250%, 07/15/09 (C)                               1,000           1,022
      7.375%, 10/15/27 (C) (F)                              600             543
      0.774%, 10/15/37 (C)                                   75              68
  Stelco (D)
      10.824%, 03/31/16                                     400             424
  Terra Capital, Ser B
      7.000%, 02/01/17                                    2,625           2,632
  US Steel
      6.650%, 06/01/37                                      150             148
  Verso Paper Holdings LLC (A)
      11.375%, 08/01/16                                     400             428
  Vitro (A)
      9.125%, 02/01/17                                    1,645           1,725
                                                                  --------------
                                                                        111,479
                                                                  --------------
TELECOMMUNICATION SERVICES -- 9.5%
  American Cellular, Ser B
      10.000%, 08/01/11                                     493             518
  American Tower
      7.500%, 05/01/12                                      100             104
      7.125%, 10/15/12                                    1,826           1,897
  Axtel (A)
      5.625%, 02/01/17                                    1,895           1,914

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Centennial Communications
      11.099%, 07/01/07 (D)                       $         100   $         105
      10.750%, 12/15/08                                     130             131
      10.125%, 06/15/13 (F)                               2,500           2,703
      8.125%, 02/01/14 (F)                                1,350           1,407
  Cincinnati Bell
      8.375%, 01/15/14 (F)                                1,825           1,871
      7.250%, 07/15/13                                    1,775           1,846
  Citizens Communications
      9.250%, 05/15/11                                      875             967
      6.250%, 01/15/13                                      525             520
  Consolidated Communication
    Holdings
      9.750%, 04/01/12                                    3,203           3,395
  Cricket Communications I
      9.375%, 11/01/14                                    4,625           4,902
  Digicel Group Ltd. (A) (F)
      8.875%, 01/15/15                                    1,225           1,214
  Digicel Group Ltd. PIK (A) (F)
      0.028%, 01/15/15                                    1,800           1,768
  Digicel Ltd. (A)
      9.250%, 09/01/12                                    2,045           2,170
  Dobson Cellular Systems
      9.875%, 11/01/12                                      240             262
  Dobson Cellular Systems, Ser B
      8.375%, 11/01/11                                      500             533
  Dobson Communications
      9.606%, 07/15/07 (D)                                  935             963
      8.875%, 10/01/13 (F)                                2,715           2,858
  Embarq
      7.082%, 06/01/16                                    1,000           1,019
  GCI
      7.250%, 02/15/14                                    1,450           1,443
  Hawaiian Telecom Communications,
    Ser B (F)
      9.750%, 05/01/13                                      625             669
  IPCS (A) (D)
      7.480%, 08/01/07                                      935             937
  IPCS PIK (A)
      0.000%, 05/01/14                                      220             221
  Insight Communications (B) (F)
      9.340%, 02/15/11                                      400             419
  Intelsat
      9.000%, 06/15/16                                      600             657
  Intelsat Bermuda
      11.250%, 06/15/16                                   2,065           2,359
      9.250%, 06/15/16                                    1,137           1,259
      8.872%, 08/12/07 (D)                                2,330           2,382
  Intelsat Intermediate (B)
      8.190%, 02/01/15                                    5,025           4,221
  Intelsat Ltd. (F)
      6.500%, 11/01/13                                    2,300           1,966
  Intelsat Sub Holdings Ltd.
      8.625%, 01/15/15                                      425             455
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           201

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Level 3 Financing
      9.250%, 11/01/14 (A)                        $       8,675   $       9,055
      9.150%, 02/15/15 (A) (D) (F)                          100             102
      8.750%, 02/15/17 (A)                                  325             334
  Lucent Technologies (F)
      6.450%, 03/15/29                                      325             301
  MetroPCS Wireless
      9.250%, 11/01/14 (A)                                3,225           3,414
      9.250%, 11/01/14 (A) (F)                            5,400           5,724
  Nordic Telephone (A) (F)
      8.875%, 05/01/16                                    2,410           2,612
  Nortel Networks (A) (D)
      9.606%, 07/15/07                                      150             162
  Orascom Telecom Finance (A)
      7.875%, 02/08/14                                      275             269
  Primus Telecommunications
      12.750%, 10/15/09                                      25              24
      8.000%, 01/15/14 (F)                                2,000           1,380
  Qwest
      8.875%, 03/15/12                                    2,070           2,272
      8.605%, 06/15/07 (D)                                1,544           1,691
      7.875%, 09/01/11                                      600             635
      7.500%, 10/01/14                                    1,105           1,163
      7.250%, 09/15/25                                      925             946
      7.250%, 10/15/35                                    1,025           1,034
      6.500%, 06/01/17 (A)                                  275             272
  Qwest Capital Funding (F)
      7.900%, 08/15/10                                      700             730
  Qwest Communications International
      8.860%, 08/11/07 (D)                                5,160           5,224
      7.500%, 02/15/14                                      400             413
      7.250%, 02/15/11                                      125             128
  Qwest Communications International,
    Ser B (F)
      7.500%, 02/15/14                                    3,650           3,769
  Rogers Wireless
      8.000%, 12/15/12                                      850             898
      7.250%, 12/15/12                                      225             240
      6.375%, 03/01/14                                    1,285           1,318
  Rural Cellular
      8.360%, 06/01/13 (A)                                  440             441
      8.250%, 03/15/12                                    2,215           2,331
  Rural Cellular, Ser B
      11.375%, 05/15/10                                     325             325
  Securus Technologies (F)
      11.000%, 09/01/11                                     250             253
  Syniverse Technologies, Ser B
      7.750%, 08/15/13                                      125             121
  Telenet Group Holdings (A) (B) (F)
      8.830%, 06/15/14                                    1,300           1,238
  Triton (F)
      8.500%, 06/01/13                                    1,425           1,489
  US Unwired, Ser B
      10.000%, 06/15/12                                     400             433

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Virgin Media Finance PLC
      9.125%, 08/15/16                            $         350   $         381
      8.750%, 04/15/14                                      825             872
  West (F)
      11.000%, 10/15/16                                      50              54
      9.500%, 10/15/14                                    4,560           4,799
  Wind Acquisitions Finance (A)
      10.750%, 12/01/15                                   2,425           2,837
  Windstream
      8.625%, 08/01/16                                    6,250           6,828
      8.125%, 08/01/13                                      185             199
      7.000%, 03/15/19                                    1,560           1,554
                                                                  --------------
                                                                        118,320
                                                                  --------------
UTILITIES -- 3.2%
  AES
      9.375%, 09/15/10                                      750             821
      9.000%, 05/15/15 (A)                                  600             639
      8.875%, 02/15/11                                    2,205           2,376
      7.750%, 03/01/14                                      600             632
  Aquila
      14.875%, 07/01/12                                     450             585
      9.000%, 11/15/21                                      871             889
      8.000%, 03/01/23                                    3,515           3,594
  Calpine Generating (C)
      14.320%, 10/01/07                                     326             116
  Edison Mission Energy (A)
      7.625%, 05/15/27                                      950             962
      7.200%, 05/15/19                                    1,450           1,445
      7.000%, 05/15/17                                    5,350           5,330
  Mirant (C)
      0.000%, 07/15/07                                      750              56
  Mirant Americas
      8.500%, 10/01/21                                    3,533           3,820
      8.300%, 05/01/11                                      300             319
  Mirant North America
      7.375%, 12/31/13                                    2,910           3,077
  NRG Energy
      7.375%, 02/01/16                                    3,775           3,917
      7.375%, 01/15/17                                    4,860           5,048
      7.250%, 02/01/14                                    1,555           1,598
  Reliant Energy
      9.250%, 07/15/10                                    2,300           2,412
  Sierra Pacific Resources
      7.803%, 06/15/12                                      425             449
  TXU, Ser P
      5.550%, 11/15/14                                      600             532
  TXU, Ser R
      6.550%, 11/15/34                                      150             126
  Tenaska Alabama (A)
      7.000%, 06/30/21                                      782             819
                                                                  --------------
                                                                         39,562
                                                                  --------------

--------------------------------------------------------------------------------
202           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
Total Corporate Obligations
  (Cost $1,035,449) ($ Thousands)                                 $   1,061,114
                                                                  --------------
LOAN PARTICIPATIONS -- 6.9%

FINANCIALS -- 6.9%
  Affinion
      11.660%, 03/01/12                           $         875             875
  Affinion Holding
      11.660%, 01/24/12                                   2,000           2,000
  BOC Edwards
      0.000%, 05/31/14                                      200             200
  Boston Generating
      7.600%, 12/19/13                                    1,750           1,760
  Boston Generating, 1st Lien
      12.350%, 12/21/16                                     129             141
  Boston Generating, 2nd Lien
      9.600%, 06/21/14                                      650             665
      9.570%, 06/18/14                                      500             511
  CCFC (D)
      11.320%, 08/26/09                                   2,219           2,316
  Cannery Casino, 2nd Lien
      9.610%, 05/18/14                                      300             303
  Cebridge, 2nd Lien (D)
      11.371%, 05/05/14                                   3,639           3,776
  Century Cable Bank, Ser B (D)
      10.250%, 06/30/09                                       3               3
  Charter, 3rd Lien
      7.850%, 03/01/14                                      500             501
  Claire's Stores
      0.000%, 05/29/13                                      975             970
  Community Health Bridge
      0.000%, 04/10/08                                    3,000           2,985
  Cooper Standard (D)
      7.875%, 12/23/11                                    2,716           2,728
  Delphi
      8.125%, 12/31/07                                    1,400           1,403
  Delta, 2nd Lien
      8.605%, 04/30/14                                      225             228
  Dresser, 1st Lien
      7.860%, 05/04/14                                      850             849
  Dresser, 2nd Lien
      11.110%, 05/04/15                                   1,550           1,580
      0.000%, 05/04/15                                      200             204
  Entegra PIK
      11.340%, 04/04/15                                     225             234
  Entegra PIK, 3rd Lien
      11.340%, 04/19/15                                   1,450           1,506
  Ford
      8.360%, 12/12/13                                      623             628
  Georgia Pacific
      7.340%, 02/14/13                                      350             352

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Georgia Pacific, Ser B (D)
      7.485%, 02/14/13                            $         424   $         426
  Green Valley
      8.560%, 08/16/14                                      225             227
      7.310%, 02/16/14                                      217             218
  Green Valley, 2nd Lien
      8.610%, 08/06/14                                    2,000           2,017
  HCA, Ser B
      7.614%, 11/15/14                                    1,995           2,009
  Iasis Healthcare
      10.606%, 06/15/14                                   1,975           2,000
  Idearc, Ser B
      7.350%, 11/15/14                                    3,491           3,515
  Intelsat Bermuda
      7.860%, 02/02/14                                    1,825           1,832
  JG Wentworth, 1st Lien
      10.350%, 10/04/14                                     500             509
      7.600%, 04/04/14                                      975             976
  KAR Holding
      7.570%, 04/20/14                                    1,225           1,233
  Level 3
      7.570%, 12/01/11                                      500             501
  McKechnie Aerospace Ltd.
      0.000%, 05/11/14                                      250             251
      0.000%, 05/11/15                                      700             706
  Murray Bank, 2nd Lien (D)
      13.860%, 01/31/11                                   2,422           2,610
  Murray Bank, 3rd Lien (D)
      17.860%, 07/28/11                                   2,045           2,127
  NRG Energy Strip (D)
      7.350%, 02/01/13                                    1,760           1,761
  Nalco, Ser B
      7.163%, 11/04/10                                      927             933
  Nielsen Finance
      8.190%, 08/09/13                                      697             702
  Northwest Air (D)
      7.320%, 08/21/08                                    1,500           1,504
  Paetec Holdings
      8.820%, 02/28/13                                    1,000           1,011
  Penhall
      12.824%, 03/28/12                                     600             600
  Pinnacle Foods
      8.099%, 04/02/14                                    1,000           1,007
  Proquest
      0.000%, 02/09/14                                      800             800
  Proquest, 2nd Lien
      11.090%, 02/09/16                                   1,200           1,218
  Readers Digest
      7.339%, 03/02/14                                    1,200           1,202
  Rental Services
      8.857%, 11/30/13                                    2,189           2,226
  Revlon
      9.365%, 01/15/12                                    1,450           1,495

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           203

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Rexnord
      11.598%, 02/20/13                           $       1,900   $       1,913
  Reynold, 3rd Lien
      12.850%, 04/01/14                                   1,300           1,336
  Sandridge
      8.625%, 04/01/15                                    1,025           1,061
  Simmons
      10.648%, 02/15/12                                   2,295           2,272
  Simmons Holding Unsecured
      0.000%, 02/15/12                                      200             198
  Soren, 2nd Lien
      0.000%, 02/16/14                                    1,250           1,266
  TPF Generation Holdings LLC
      9.620%, 12/15/14                                    1,250           1,270
  Tropicana Entertainment
      7.850%, 12/31/11                                    1,485           1,497
  UPC
      0.000%, 04/01/13                                    1,000           1,001
      0.000%, 12/31/13                                    1,000           1,001
  Univision
      7.605%, 09/15/14                                    1,879           1,877
      0.000%, 09/15/14                                      121              --
  Univision Communications
      7.570%, 03/15/14                                      940             939
      0.000%, 03/15/14                                       60              --
  Venoco
      9.320%, 05/07/14                                      400             404
  Verint System
      0.000%, 05/09/14                                    2,000           2,004
  Wide Open West
      10.360%, 04/28/13                                   1,250           1,262
  Wind Acquisition Holdings
      12.609%, 12/12/11                                   2,332           2,385
      0.000%, 12/21/11                                      700             716
                                                                  --------------
Total Loan Participations
  (Cost $83,835) ($ Thousands)                                           84,736
                                                                  --------------
COLLATERALIZED LOAN OBLIGATIONS -- 4.3%

FINANCIALS -- 4.3%
  Ares IIIR, Ser 2007-1A, Cl SUB
   13.800%, 04/16/21                                      5,000           4,900
  Ares VR, Ser 2006-1A, Cl SUB (A)
   10.490%, 02/24/18                                      3,500           3,150
  Babson, Ser 2007-2A
    0.000%, 07/20/19                                      2,700           2,700
  CIFC Funding, Ser 2006-I (A) (D)
   13.290%, 10/20/20                                      2,000           2,000
  CIFC Funding, Ser 2006-II (A) (D)
   13.770%, 03/01/21                                      3,000           3,000
  CIFC Funding, Ser 2007-2A, Cl SUB
    0.000%, 04/15/21                                      2,500           2,383

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Capitalsource Advisors, Ser 2006-1A,
    Cl SUB
      0.000%, 08/27/20                            $       2,900   $       2,835
  Copper River, Ser 2006-1A, Cl INC
      0.000%, 01/20/21                                    3,000           2,970
  De Meer Middle Market,
    Ser 2006-1A, Cl INC
      0.000%, 10/20/18                                    1,908           1,760
  Denali Capital VII, Ser 2007-1A
     10.780%, 01/22/22                                    4,500           4,500
  Gleneagles, Ser AI (D)
     12.940%, 11/01/17                                        6           6,000
  Golden Tree Loan Opportunities III
    Ltd., Ser 2007-3A, Cl SUB
      0.000%, 05/01/22                                    3,100           3,068
  ING Investment Management II
    (A) (D)
     11.120%, 08/01/20                                        5           4,728
  Lightpoint, Ser 2006-4A, Cl IN (A)
      0.000%, 04/15/18                                    2,000           1,630
  Marathon, Ser 2005-2A, Cl INC (A)
     11.520%, 12/20/19                                    1,500           1,425
  Marlborough Street, Ser 2007-1A
      0.000%, 04/18/19                                    2,300           2,116
  Stanfield Vayron, Ser 2006-1A,
    Cl SUB
      9.060%, 07/15/18                                    2,000           1,840
  Tralee, Ser 2007-1A, Cl SUB
      0.000%, 04/16/22                                    2,500           2,340
                                                                  --------------
Total Collateralized Loan Obligations
  (Cost $52,199) ($ Thousands)                                           53,345
                                                                  --------------

COLLATERALIZED DEBT OBLIGATIONS -- 1.4%

FINANCIALS -- 1.4%
  Carlyle High Yield Partners,
    Ser 2006-8A, Cl N (E)
      0.000%, 05/21/21                                    3,000           2,745
  Connecticut Valley Structured Credit,
    Ser 2006-3A, Cl NOTE (A)
     10.930%, 03/23/23                                    1,200           1,092
  Peritus I (I)                                           3,000           1,050
  Peritus I, Ser 2005-1A, Cl C (A)
      9.000%, 05/24/15                                   11,079          10,270
  Petroprod
      10.850%, 05/24/13                                     900             900
  Sevan Marine
      5.655%, 05/14/13                                      900             909
                                                                  --------------
Total Collateralized Debt Obligations
  (Cost $17,186) ($ Thousands)                                           16,966
                                                                  --------------


--------------------------------------------------------------------------------
204           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.1%
  Adelphia Recovery Trust, Ser ACC-1              $         466   $          --
  Flextronics CV to 64.4122
      1.000%, 08/01/10                                    1,190           1,138
  Huntsman CV to 1.7674
      5.000%, 02/16/08                                        1              25
  Mirant CV to 14.7167 (C) (F)
      2.500%, 06/15/21                                    1,950             146
                                                                  --------------
Total Convertible Bonds
  (Cost $1,272) ($ Thousands)                                             1,309
                                                                  --------------

PREFERRED STOCK -- 0.3%
  Rockwall Investors, 12.030%*                        3,000,000           2,910
  Rural Cellular PIK, 12.250%*                              375             450
                                                                  --------------
Total Preferred Stock
  (Cost $3,248) ($ Thousands)                                             3,360
                                                                  --------------

COMMON STOCK -- 0.2%
  Armstrong World Industries*                             6,123             343
  Core-Mark Holding*                                     12,075             417
  Delta Air Lines (F)*                                   19,510             372
  Huntsman*                                               7,595             152
  Owens Corning (F)*                                     28,431           1,021
  Time Warner Cable (F)*                                  7,063             271
  UAL (F)*                                                1,091              43
                                                                  --------------
Total Common Stock
  (Cost $2,695) ($ Thousands)                                             2,619
                                                                  --------------

ASSET-BACKED SECURITIES -- 0.2%

MORTGAGE RELATED SECURITIES -- 0.2%
  Duke Funding, Ser 2004-6B,
    Cl A1S1 (A) (D) (G)
      5.420%, 07/09/07                                    2,056           2,056
  Harborview Mortgage Loan Trust,
    Ser 2006-4 Class X1, IO (I)
      1.740%, 06/01/07                                       --              --
  Washington Mutual, Ser 2007-OA2,
    Cl 1XPP, IO (E) (I)
      0.002%, 03/25/47                                       --              --
                                                                  --------------
Total Asset-Backed Securities
  (Cost $2,153) ($ Thousands)                                             2,056
                                                                  --------------

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.0%
  FHLMC CMO, Ser 2603, Cl LI, IO
      5.500%, 09/15/08                            $          --   $          --
  FHLMC CMO, Ser 2621, Cl IJ, IO
      5.500%, 12/15/26                                       --              --
  FHLMC CMO, Ser 2696, Cl NI, IO
      5.500%, 03/15/23                                       --              --
  FNMA CMO, Ser 2003-37,
    Cl IG, IO
      5.500%, 05/25/32                                       --              --
                                                                  --------------
Total U.S. Government Agency Obligations
  (Cost $17) ($ Thousands)                                                   --
                                                                  --------------
CASH EQUIVALENTS -- 9.5%
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%**++                                 43,961,943          43,962
  SEI Liquidity Fund L.P.,
    5.490% (G)**++                                   74,003,065          74,003
                                                                  --------------
Total Cash Equivalents
  (Cost $117,965) ($ Thousands)                                         117,965
                                                                  --------------
COMMERCIAL PAPER (H) -- 1.7%
  KKR Pacific Funding Trust (G)
      5.310%, 06/15/07                                    4,961           4,951
  OCALA Funding (G)
      5.310%, 06/19/07                                    2,056           2,050
  Rhineland Funding Capital (G)
      5.280%, 06/06/07                                    1,007           1,006
  Stone Container (F)
      8.000%, 03/15/17                                    1,725           1,729
  Thornburg Mortgage Capital
    Resources (G)
      5.290%, 06/07/07                                    5,482           5,477
  Valour Bay Capital LLC (G)
      5.320%, 06/11/07                                    2,237           2,234
      5.320%, 06/13/07                                    4,111           4,104
                                                                  --------------
Total Commercial Paper
  (Cost $21,551) ($ Thousands)                                           21,551
                                                                  --------------

CERTIFICATES OF DEPOSIT (G) -- 0.3%
  Barclays Bank (D)
      5.440%, 06/11/07                                    1,370           1,370
  CC USA MTN (A)
      5.520%, 06/18/07                                    2,741           2,741
                                                                  --------------
Total Certificates of Deposit
  (Cost $4,111) ($ Thousands)                                             4,111
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           205

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Concluded)
May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
MASTER NOTE (G) (H) -- 0.2%
  Bear Stearns
      5.430%, 06/01/07                            $       2,741   $       2,741
                                                                  --------------
Total Master Note
  (Cost $2,741) ($ Thousands)                                             2,741
                                                                  --------------

REPURCHASE AGREEMENTS (G) (J) -- 2.7%
  Barclays Capital
    5.280%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $944,829
    (collateralized by a U.S. Government
    obligation, par value $963,684,
    0.000%, 06/01/07, total market
    value $963,588)                                         945             945
  Deutsche Bank
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $2,697,507
    (collateralized by U.S. Government
    obligations, ranging in par value
    $14,910-$888,037, 4.000%-
    6.000%, 02/01/08-11/04/20,
    total market value $2,751,062)                        2,697           2,697
  Lehman Brothers
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $30,153,836
    (collateralized by U.S. Government
    obligations, ranging in par value
    $6,369,828-$52,203,982,3.875%- 8.875%,
    06/15/08-03/15/31, total
    market value $30,752,417)                            30,149          30,149
                                                                  --------------
Total Repurchase Agreements
  (Cost $33,791) ($ Thousands)                                           33,791
                                                                  --------------
Total Investments -- 113.2%
  (Cost $1,378,213) ($ Thousands)                                 $   1,405,664
                                                                  ==============


--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $1,241,924 ($ Thousands).

*     Non-income producing security.

**    Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investment Trust

++    Affiliated security

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

(B) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on May 31, 2007. The coupon on a step bond changes on a specified date.

(C)   Security in default on interest payments.

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The reset date is reported on the Schedule of Investments is the next reset date.

(E) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(F) This security or a partial position of this security is on loan at May 31, 2007 (see Note 9). The total value of securities on loan at May 31, 2007was $177,671 ($ Thousands).

(G) This security was purchased with cash collateral held from securities lending (see Note 9). The total value of such securities as of May 31, 2007 was $189,668 ($ Thousands).

(H)   The rate reported is the effective yield at time of purchase.

(I) Securities considered illiquid. The total value of such securities as of May 31, 2007 was $1,050 ($ Thousands) and represented 0.08% of Net Assets.

(J)   Tri-Party Repurchase Agreement

Cl -- Class
CMO -- Collateralized Mortgage Obligation
CV -- Convertible Security
EXL -- Extendable Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
IO -- Interest Only - Face Amount Represents Notional Amount
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
PCS -- Personal Communications Service
PIK -- Payment-in-Kind
PLC -- Public Limited Company
Ser -- Series
Amounts designated as "--" are $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
206           SEI Institutional Investments Trust / Annual Report / May 31, 2007

Long Duration Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

52.7%    Asset-Backed Securities
13.7%    Financials
10.5%    U.S. Government Agency Mortgage-Backed Obligations
 6.6%    U.S Government Agency Obligations
 6.4%    Commercial Paper
 3.5%    Short-Term Investments
 1.9%    Utilities
 1.8%    U.S. Treasury Obligations
 1.2%    Industrials
 0.8%    Consumer Discretionary
 0.5%    Telecommunication Services
 0.4%    Certificates of Deposit

++Percentages based on total investments.

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES  -- 55.1%

MORTGAGE RELATED SECURITIES -- 55.1%
  Ace Securities, Ser WF1, Cl A2C (B)
      5.660%, 06/25/07                            $       3,000   $       3,007
  American Home Mortgage
    Investment Trust, Ser 2007-2,
    Cl 11A1 (B)
      5.550%, 06/25/07                                    2,568           2,568
  Asset-Backed Securities Home
    Equity Loan Trust, Ser 2003-HE4,
    Cl M2 (B)
      7.320%, 06/15/07                                    1,163           1,167
  Aviation Capital Group Trust,
    Ser 2003-2A, Cl G2 (A) (B)
      6.120%, 06/20/07                                      608             615
  Bayview Commercial Asset Trust,
    Ser 2006-1A, Cl M3 (A) (B)
      5.740%, 06/25/07                                    1,329           1,324
  Bayview Commercial Asset Trust,
    Ser 2007-2A, Cl A1 (B)
      5.590%, 07/25/37                                    2,800           2,800
  Bayview Commercial Asset Trust,
    Ser 2007-3, Cl A1 (B)
      5.560%, 07/25/37                                    3,100           3,100
  Bayview Financial Acquisition Trust,
    Ser 2004-B, Cl A1 (A) (B)
      5.820%, 06/28/07                                    1,500           1,500
  Bayview Financial Acquisition Trust,
    Ser 2005-A, Cl A1 (A) (B)
      5.820%, 06/28/07                                    2,100           2,100
  Bayview Financial Revolving
    Mortgage Loan Trust, Ser 2005-E,
    Cl A1 (A) (B)
      5.820%, 06/28/07                                    2,400           2,400
  Bear Stearns Asset-Backed Securities
    Trust, Ser 2007-HE5, Cl 1A2 (B)
      5.500%, 05/25/37                                    2,300           2,300

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Carrington Mortgage Loan Trust,
    Ser 2006-NC5, ClA1 (B)
      5.370%, 06/25/07                            $       1,221   $       1,221
  Citigroup Mortgage Loan Trust,
    Ser 2003-1, Cl WA2
      6.500%, 06/25/31                                       93              94
  Citigroup Mortgage Loan Trust,
    Ser 2004-2, Cl 2A1 (A)
      6.500%, 08/25/18                                      261             262
  Continental Airlines, Ser 2002-1,
    Cl G1 (B)
      5.810%, 08/15/07                                       97              97
  Countrywide Alternative Loan Trust,
    Ser 2005-16, Cl A5 (B)
      5.600%, 06/25/07                                      690             691
  Countrywide Alternative Loan Trust,
    Ser 2005-27, Cl 1A2 (B)
      6.427%, 06/25/07                                    1,317           1,321
  Countrywide Alternative Loan Trust,
    Ser 2005-27, Cl 2A1 (B)
      6.377%, 06/01/07                                      713             705
  Countrywide Alternative Loan Trust,
    Ser 2005-27, Cl 3A2 (B)
      6.127%, 06/01/07                                      124             124
  Countrywide Alternative Loan Trust,
    Ser 2005-51, Cl 2A2A (B)
      5.610%, 06/20/07                                      494             494
  Countrywide Alternative Loan Trust,
    Ser 2005-59, Cl 1A1 (B)
      5.650%, 06/20/07                                    1,189           1,193
  Countrywide Alternative Loan Trust,
    Ser 2005-59, Cl 2X, IO (G)
      1.710%, 06/01/07                                    4,667             156
  Countrywide Alternative Loan Trust,
    Ser 2005-61, Cl 2A1 (B)
      5.600%, 06/25/07                                      656             657
  Countrywide Alternative Loan Trust,
    Ser 2005-72, Cl A1 (B)
      5.590%, 06/27/07                                    1,006           1,006
  Countrywide Alternative Loan Trust,
    Ser 2006-OA11, Cl N1 (A)
      6.000%, 09/25/46                                      522             520
  Countrywide Alternative Loan Trust,
    Ser 2006-OA12, Cl A2 (B)
      5.530%, 06/20/07                                    2,626           2,633
  Countrywide Alternative Loan Trust,
    Ser 2006-OA2, Cl X1P, IO
      2.500%, 05/20/46                                    8,711             373
  Countrywide Asset-Backed
    Certificates, Ser 2003-BC1,
    Cl M1 (B)
      6.240%, 06/25/07                                      407             408


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           207

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Countrywide Asset-Backed
    Certificates, Ser 2004-13,
    Cl AV2 (B)
      5.580%, 06/27/07                            $         228   $         228
  Countrywide Asset-Backed
    Certificates, Ser 2005-12,
    Cl 1A1 (B)
      5.470%, 06/27/07                                    1,929           1,929
  Countrywide Asset-Backed
    Certificates, Ser 2005-13,
    Cl AF1 (B)
      5.450%, 06/27/07                                      424             424
  Countrywide Home Equity Loan Trust,
    Ser 2005-M, Cl A2 (B)
      5.440%, 06/15/07                                      643             643
  Countrywide Home Loans,
    Ser 2006-2, Cl 1A1 (B)
      5.640%, 03/25/35                                      342             342
  Credit-Based Asset Servicing,
    Ser 2005-CB5, Cl AF1 (B)
      5.460%, 06/25/07                                      428             428
  Credit-Based Asset Servicing,
    Ser 2006-CB4, Cl AV3 (B)
      5.470%, 06/25/07                                    2,750           2,740
  Credit-Based Asset Servicing,
    Ser 2007-CB2, Cl A2A (H)
      5.891%, 02/25/37                                    2,410           2,405
  DSLA Mortgage Loan Trust,
    Ser 2004-AR1, Cl A2A (B)
      5.730%, 06/19/07                                      183             184
  DSLA Mortgage Loan Trust,
    Ser 2005-AR2, Cl 2A1A (B)
      5.530%, 06/19/07                                      591             592
  DSLA Mortgage Loan Trust,
    Ser 2005-AR4, Cl 2A1A (B)
      5.580%, 06/21/07                                      725             727
  First Franklin Mortgage Loan Asset,
    Ser 2007-FF1, Cl A2D (B)
      5.540%, 06/25/07                                    2,750           2,751
  First Franklin Mortgage Loan Asset,
    Ser 2007-FF2, Cl A2D (B)
      5.540%, 06/25/07                                    1,850           1,842
  GMAC Mortgage Loan Trust,
    Ser 2000-HE2, Cl A1 (B)
      5.540%, 06/25/07                                      765             765
  GSR Mortgage Loan Trust,
    Ser 2005-HEL1, Cl M2 (B)
      6.050%, 06/29/07                                    1,700           1,692
  Greenpoint Mortgage Funding Trust,
    Ser 2005-HE2, Cl A1 (B)
      5.520%, 06/15/07                                       84              84

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Harborview Mortgage Loan Trust,
    Ser 2004-8, Cl 2A4A (B)
      5.720%, 06/19/07                            $         866   $         868
  Harborview Mortgage Loan Trust,
    Ser 2005-01, Cl X, IO (G)
      1.435%, 06/01/07                                    1,702              35
  Harborview Mortgage Loan Trust,
    Ser 2005-10, Cl X, IO (B)
      1.404%, 06/01/07                                    3,654              98
  Harborview Mortgage Loan Trust,
    Ser 2005-11, Cl 2A1A (B)
      5.630%, 06/19/07                                    1,024           1,028
  Harborview Mortgage Loan Trust,
    Ser 2005-12, Cl X2B, IO (B)
      1.209%, 06/01/07                                    3,844              91
  Harborview Mortgage Loan Trust,
    Ser 2006-1, Cl X1, IO (B)
      1.748%, 03/19/37                                    8,888             365
  Home Equity Asset Trust,
    Ser 2005-5, Cl 2A1 (B)
      5.430%, 06/25/07                                       31              31
  Home Equity Asset Trust,
    Ser 2007-2, Cl 2A4 (B)
      5.690%, 06/02/07                                    1,900           1,901
  Home Equity Asset Trust,
    Ser 2007-3, Cl 2A2 (B)
      5.500%, 06/25/07                                    2,300           2,300
  Home Equity Mortgage Trust,
    Ser 2006-1, Cl A1B (B)
      5.450%, 06/27/07                                    1,176           1,176
  Indymac Home Equity Loan Asset-
    Backed Trust, Ser 2002-A,
    Cl M1 (B)
      6.445%, 06/27/07                                    1,187           1,188
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR12, Cl A1 (B)
      5.710%, 06/25/07                                      653             654
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR12, Cl AX2, IO (G)
      1.589%, 06/01/07                                    1,213              26
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR5, Cl 2A1B (B)
      5.720%, 06/27/07                                      819             822
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR6, Cl 6A1 (B)
      5.460%, 06/01/07                                      286             283
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR7, Cl A2 (B)
      5.750%, 06/25/07                                      229             229
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR8, Cl 2A2A (B)
      5.720%, 06/27/07                                      172             173


--------------------------------------------------------------------------------
208           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Indymac Index Mortgage Loan Trust,
    Ser 2005-AR18, Cl 2A1A (B)
      5.630%, 06/25/07                            $       1,685     $     1,688
  Inman Square Funding, Ser 2A,
    Cl I (A) (B)
      5.800%, 07/06/07                                    1,950           1,950
  Irwin Home Equity, Ser 2003-A,
    Cl M2 (B)
      7.470%, 06/27/07                                      449             450
  JPMorgan Chase Commercial
    Mortgage, Ser 2006-CB16, Cl AM
      5.593%, 05/12/45                                    2,330           2,307
  Lehman XS NIM Trust, Ser 2006-2N,
    Cl A1 (A)
      7.000%, 02/27/46                                      971             971
  Lehman XS Trust, Ser 2006-12N,
    Cl A1A1 (B)
      5.400%, 06/25/07                                      933             933
  Long Beach Asset Holdings,
    Ser 2006-9, Cl N1 (A)
      6.250%, 10/25/46                                      935             897
  Master Alternative Loans Trust,
    Ser 2003-3, Cl 2A1
      8.500%, 05/25/33                                      236             238
  Master Seasoned Securities Trust,
    Ser 2005-1, Cl 4A1 (B)
      5.831%, 06/25/07                                      491             495
  Merrill Lynch Mortgage Investors,
    Ser 2006-WMC1, Cl A2B (B)
      5.460%, 06/27/07                                    2,750           2,750
    Mid-State Trust, Ser 2004-1, Cl B
      8.900%, 08/15/37                                      463             471
  Morgan Stanley Capital I, Ser 2002-
    HE3, Cl M1 (B)
      6.420%, 06/26/07                                    1,929           1,931
  Morgan Stanley Capital I, Ser 2004-
    NC2, Cl M2 (B)
      6.520%, 06/26/07                                    1,493           1,497
  NationStar NIM Trust, Ser 2007-B,
    Cl A (A)
      8.750%, 05/25/37                                    1,301           1,294
  Nationstar Home Equity Loan Trust,
    Ser 2006-B, Cl AV3 (B)
      5.490%, 06/25/07                                    2,565           2,562
  Nationstar Home Equity Loan Trust,
    Ser 2007-B, Cl 2AV4 (B)
      5.686%, 06/25/07                                    2,000           2,001
  Nomura Asset Acceptance,
    Ser 2006-S1, Cl A1 (A) (B)
      5.460%, 06/25/07                                      959             959
  Renaissance Home Equity Loan
    Trust, Ser 2007-1, Cl N (A)
      9.793%, 04/25/37                                      838             837

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Residential Asset Mortgage Products,
    Ser 2004-RS11, Cl A2 (B)
      5.590%, 06/25/07                            $         154   $         154
  Residential Asset Mortgage Products,
    Ser 2007-RZ1, Cl A1 (B)
      5.390%, 06/25/07                                    1,640           1,640
  Residential Asset Securities,
    Ser 2005-KS8, Cl A1 (B)
      5.430%, 06/27/07                                       21              21
  Residential Funding Mortgage
    Securities II, Ser 2006-HSA2,
    Cl AI1 (B)
      5.430%, 06/27/07                                    1,333           1,333
  Residential Funding Mortgage
    Securities, Ser 1999-HI8,
    Cl AI7 (H)
      7.970%, 11/25/29                                      327             326
  Saxon Asset Securities Trust,
    Ser 2004-3, Cl A3 (B)
      5.660%, 06/26/07                                       19              19
  Saxon Asset Securities Trust,
    Ser 2005-1, Cl M1 (B)
      5.850%, 06/25/07                                    1,795           1,796
  Soundview Home Equity Loan Trust,
    Ser 2006-1, Cl A2 (B)
      5.460%, 06/27/07                                    2,301           2,301
  Structured Asset Investment Loan
    Trust, Ser 2005-HE3, Cl A3 (B)
      5.440%, 06/27/07                                      115             115
  Structured Asset Mortgage
    Investments, Ser 2006-AR1, Cl
    3A1 (B)
      5.550%, 06/28/07                                    1,945           1,948
  Terwin Mortgage Trust, Ser 2005-11,
    Cl 1A1A (A) (H)
      4.500%, 06/25/07                                      150             149
  Terwin Mortgage Trust, Ser 2005-
    14HE, Cl AF1 (B)
      5.460%, 06/27/07                                      409             409
  Terwin Mortgage Trust, Ser 2006-8,
    Cl 2A1 (A) (B)
      4.500%, 08/25/37                                    1,151           1,133
  Vertical CDO Ltd., Ser 2007-1A,
    Cl A1 (A) (B)
      6.090%, 06/10/07                                      950             886
  Washington Mutual, Ser 2000-1,
    Cl M2 (B)
      6.620%, 06/25/07                                      610             610
  Washington Mutual, Ser 2005-AR1,
    Cl A2A2 (B)
      5.570%, 06/25/07                                       60              60
  Washington Mutual, Ser 2005-AR2,
    Cl 2A21 (B)
      5.650%, 06/25/07                                      570             572
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           209

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Washington Mutual, Ser 2005-AR2,
    Cl 2A22 (B)
      5.540%, 06/25/07                            $          85   $          85
  Washington Mutual, Ser 2005-AR6,
    Cl 2AB1 (B)
      5.510%, 06/25/07                                      122             122
                                                                  --------------
Total Asset-Backed Securities
  (Cost $102,224) ($ Thousands)                                         101,790
                                                                  --------------

CORPORATE OBLIGATIONS  -- 18.9%

CONSUMER DISCRETIONARY -- 0.9%
  Comcast (B)
      5.656%, 07/16/07                                      825             826
  Johnson Controls (B)
      5.587%, 07/17/07                                      786             787
                                                                  --------------
                                                                          1,613
                                                                  --------------
FINANCIALS -- 14.4%
  Bank of America, Ser A (A)
      8.070%, 12/31/26                                    1,667           1,734
  Barrick Gold Finance
      5.800%, 11/15/34                                      897             818
  Capital One Financial MTN (B)
      5.620%, 06/11/07                                    1,000           1,003
  Corestates Capital Trust I (A)
      8.000%, 12/15/26                                    1,000           1,036
  Countrywide Financial (B)
      5.606%, 08/05/07                                      200             200
  Countrywide Home Loans MTN,
    Ser E
      6.935%, 07/16/07                                      690             691
  Credit Suisse First Boston London
    (A) (B) (E)
      0.000%, 06/24/07                                    1,271           1,161
  Deutsche Bank Capital Funding
    Trust (A) (B)
      5.628%, 01/19/49                                    1,182           1,144
  Deutsche Bank Luxembourg (A)
      6.825%, 12/28/07                                      281             283
  Farmers Insurance Exchange (A)
      8.625%, 05/01/24                                      160             189
  Ford Motor Credit
      7.000%, 10/01/13                                      865             828
      6.625%, 06/16/08                                      240             240
  Ford Motor Credit (B)
      8.355%, 08/02/07                                      475             479
  GMAC LLC (B)
      7.560%, 06/25/07                                      938             971
  HSBC Capital Trust II (A)
      8.380%, 05/15/27                                        9               9

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Lehman Brothers Holdings (B)
      5.585%, 07/12/07                            $         940   $         940
  Lehman Brothers Holdings MTN (B)
      8.920%, 08/16/07                                      462             449
      5.579%, 07/18/07                                      730             731
  Lehman Brothers Holdings MTN,
    Ser H (B) (F)
      0.000%, 11/30/07                                      528             477
  Meridian Funding (A) (B)
      5.560%, 07/06/07                                      115             115
  Merrill Lynch MTN (B)
      8.950%, 11/18/07                                      650             612
      8.680%, 11/02/07                                      660             628
  Nationwide Mutual Insurance (A)
      6.600%, 04/15/34                                      305             295
  Popular North America (B)
      5.690%, 06/12/07                                      735             736
  Power Receivables Financial (A)
      6.290%, 01/01/12                                      345             349
  Residential Capital (B)
      6.725%, 06/29/07                                      880             880
      6.460%, 08/22/07                                      880             881
  Rosyln Bancorp
      5.750%, 11/15/07                                      900             897
  Security Benefit Life (A)
      7.450%, 10/01/33                                    1,500           1,637
  Simon Property Group+
      5.750%, 05/01/12                                      870             878
  State Street Institutional Capital,
    Cl B (A)
      8.035%, 03/15/27                                    1,368           1,425
  Toyota Motor Credit MTN (B)
      8.000%, 10/24/07                                    1,395           1,353
  ZFS Finance USA Trust V (A) (B)
      6.500%, 05/09/37                                      500             493
  Zurich Capital Trust I (A)
      8.376%, 06/01/37                                    1,863           1,945
                                                                  --------------
                                                                         26,507
                                                                  --------------
INDUSTRIALS -- 1.2%
  America West Airlines, Ser 01-1
      7.100%, 04/02/21                                      171             181
  American Airlines, Ser AMBC
      3.857%, 07/09/10                                      213             206
  Cedar Brakes II LLC (A)
      9.875%, 09/01/13                                      734             812
  Continental Airlines, Ser 99-2
      7.056%, 09/15/09                                      900             920
  Continental Airlines, Ser AMBC
      6.236%, 03/15/20                                       95              96
                                                                  --------------
                                                                          2,215
                                                                  --------------

--------------------------------------------------------------------------------
210           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.5%
  New England Telephone & Telegraph
      7.650%, 06/15/07                            $         900   $         901
                                                                  --------------
UTILITIES -- 1.4%
  Entergy Gulf States (B)
      5.760%, 08/15/07                                      525             525
  Power Contract Financing (A)
      6.256%, 02/01/10                                      901             906
  Progress Energy Florida, Cl A (B)
      5.760%, 06/13/07                                    1,000           1,001
  Sempra Energy (B)
      5.830%, 08/21/07                                      190             190
                                                                  --------------
                                                                          2,622
                                                                  --------------
UTILITIES -- 0.5%
  TXU Electric Delivery (A) (B)
      5.725%, 06/16/07                                    1,000           1,000
                                                                  --------------
Total Corporate Obligations
  (Cost $35,146) ($ Thousands)                                           34,858
                                                                  --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 11.0%
  FHLMC
      7.000%, 01/01/33                                      417             433
      6.500%, 08/01/29                                      730             737
  FHLMC ARM
      7.267%, 01/01/33                                      319             319
      6.625%, 06/01/07                                      635             654
      5.838%, 01/01/34                                    1,246           1,261
      5.203%, 04/01/34                                    1,117           1,124
      5.121%, 04/01/34                                    1,017           1,016
      4.048%, 08/01/34                                    1,222           1,226
      3.825%, 05/01/34                                    1,659           1,663
      3.409%, 08/01/34                                    1,594           1,591
  FNMA
      7.000%, 04/01/34                                      467             481
  FNMA ARM
      7.136%, 01/01/33                                      400             407
      6.269%, 07/01/33                                      450             459
      6.139%, 08/01/36                                    2,090           2,112
      5.745%, 06/01/33                                    1,525           1,554
      4.812%, 06/01/35                                    2,580           2,572
      4.680%, 08/01/34                                    1,053           1,059
      3.886%, 04/01/35                                    1,100           1,100
  GNMA ARM
      5.375%, 06/20/32                                      580             585
                                                                  --------------
Total U.S. Government Agency
  Mortgage-Backed Obligations
  (Cost $20,192) ($ Thousands)                                           20,353
                                                                  --------------

--------------------------------------------------------------------------------
                                                 Face Amount       Market Value
Description                             ($ Thousands)/shares      ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.9%
  FHLB
      5.505%, 04/30/09                            $       1,595   $       1,595
      5.500%, 05/29/09                                    3,530           3,531
  FHLMC CMO, Ser 2006-4, Cl WE
      4.500%, 02/25/36                                    3,050           2,654
  FHLMC CMO, Ser 2733, Cl SB (B)
      3.222%, 06/15/07                                    3,350           2,391
  FHLMC CMO, Ser 2748, Cl ZT
      5.500%, 02/15/24                                       86              79
  FNMA CMO, Ser 2001-48, Cl PD
      6.500%, 06/25/20                                      283             285
  FNMA CMO, Ser 2003-122, Cl ZQ
      6.000%, 12/25/33                                      116             113
  FNMA CMO, Ser 2003-33, Cl PC
      4.500%, 03/25/27                                       47              47
  FNMA CMO, Ser 2004-12, Cl ZX
      6.000%, 03/25/34                                      125             121
  FNMA CMO, Ser 2004-31, Cl MZ
      4.250%, 05/25/34                                      114              80
  FNMA CMO, Ser 2004-80, Cl XZ
      5.000%, 11/25/34                                      228             177
  GNMA CMO, Ser 2003-112,
  Cl SG (B)
      1.170%, 06/16/07                                      157              80
  GNMA CMO, Ser 2003-86, Cl ZK
      5.000%, 10/20/33                                    1,794           1,558
                                                                  --------------
Total U.S. Government Agency Obligations
  (Cost $12,740) ($ Thousands)                                           12,711
                                                                  --------------
COMMERCIAL PAPER (D) -- 6.7%
  Kitty Hawk Funding
      5.270%, 06/27/07                                    3,510           3,497
  National Rural Utilities
      5.240%, 06/21/07                                    4,450           4,437
  Ranger Funding
      5.260%, 06/21/07                                    4,515           4,502
                                                                  --------------
Total Commercial Paper
  (Cost $12,436) ($ Thousands)                                           12,436
                                                                  --------------

CASH EQUIVALENT  -- 3.7%
  SEI Daily Income Trust,
    Prime Obligation Fund, Cl A,
    5.330%*+                                          6,741,416           6,741
                                                                  --------------
Total Cash Equivalent
  (Cost $6,741) ($ Thousands)                                             6,741
                                                                  --------------



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           211

SCHEDULE OF INVESTMENTS

Long Duration Fund (Concluded)
May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION (D) -- 1.9%
  U.S. Treasury Bills
      4.962%, 06/21/07 (C)                        $       2,033   $       2,028
      4.914%, 06/21/07                                    1,531           1,527
                                                                  --------------
Total U.S. Treasury Obligation
  (Cost $3,554) ($ Thousands)                                             3,555
                                                                  --------------

CERTIFICATES OF DEPOSIT (B) -- 0.5%
  JPMorgan Chase
      8.750%, 08/28/07                                      455             452
      7.590%, 06/28/07                                      385             362
                                                                  --------------
Total Certificates of Deposit
  (Cost $820) ($ Thousands)                                                 814
                                                                  --------------
Total Investments -- 104.7%
  (Cost $193,853) ($ Thousands)                                   $     193,258
                                                                  ==============

A summary of the open futures contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                NUMBER OF                          UNREALIZED
        TYPE OF                 CONTRACTS        EXPIRATION       DEPRECIATION
       CONTRACT               LONG (SHORT)          DATE          ($ THOUSANDS)
--------------------------------------------------------------------------------
U.S. Long Treasury Bond            22             Sep-2007             $    (3)
                                                                       =======

A summary of outstanding swap agreements held by the Fund at May
31, 2007, is as follows (see Note 2 in Notes to Financial Statements):

---------------------------------------------------------------------------------------------
                                      INTEREST RATE SWAPS
---------------------------------------------------------------------------------------------
                                                                              NET UNREALIZED
                                                                 NOTIONAL      APPRECIATION
                                                   EXPIRATION     AMOUNT      (DEPRECIATION)
DESCRIPTION                                           DATE      (THOUSANDS)   ($ THOUSANDS)
---------------------------------------------------------------------------------------------
Pay fixed rate of 4.524% and receive floating
  rate, rate based on 5Y5Y Swaption Straddle.
  (Counterparty: Lehman Brothers)                   05/24/17          1,060        $      (4)
Pay fixed rate of 4.650% and receive floating
  rate, rate based on 5Y5Y Swaption Straddle.
  (Counterparty: Lehman Brothers)                   05/18/17          1,900              (25)
Receive fixed rate of 5.008% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Salomon Brothers)                  01/04/21         54,565           (2,082)
Receive fixed rate of 5.064% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Salomon Brothers)                  03/02/16         11,060             (293)
Receive fixed rate of 5.178% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Barclays Capital)                  01/03/17          5,615              (44)
Receive fixed rate of 5.183% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Credit Suisse First Boston)        11/02/20         28,025             (924)
Receive fixed rate of 5.186% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Salomon Brothers)                  03/02/22         16,450             (613)
Receive fixed rate of 5.280% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Barclays Capital)                  09/05/16          3,690              (44)
Receive fixed rate of 5.302% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Barclays Capital)                  05/02/22          5,340             (136)
Receive fixed rate of 5.391% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Credit Suisse First Boston)        04/04/16          5,980              (19)
Receive fixed rate of 5.310% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Deutsche Bank)                     04/03/22         26,200             (644)
Receive fixed rate of 5.433% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Deutsche Bank)                     02/02/22         19,515               30
Receive fixed rate of 5.728% and pay floating
  rate, rate based on 3 Month LIBOR.
  (Counterparty: Credit Suisse First Boston)        07/05/16          4,400              155
                                                                                   ---------
                                                                                   $  (4,643)
                                                                                   =========

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $184,616 ($ Thousands).

*     Rate shown is the 7-day effective yield as of May 31, 2007.

+     Affiliated security

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The date reported on the Schedule of Investments is the next reset date.

(C) Security, or portion of this security, has been pledged as collateral on open futures contracts.

(D)   The rate reported is the effective yield at the time of purchase.

(E) The note accrues 9.65% annual coupon for any day that the 3-year swap rate exceeds the 1-year swap rate by 22 or more basis points.

(F) The note accrues 12.50% annual coupon for any day that the 5-year swap rate exceeds the 2-year swap rate by 30 or more basis points.

(G) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(H) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on May 31, 2007. The coupon on a step bond changes on a specified date.

ARM -- Adjustable Rate Mortgage
Cl -- Class
CDO -- Collateralized Debt Obligation
CMO -- Collateralized Mortgage Obligation
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only - Face Amount Represents Notional Amount
LIBOR -- London InterBank Offering Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
Ser -- Series
The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
212           SEI Institutional Investments Trust / Annual Report / May 31, 2007

Extended Duration Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

46.0%    Asset-Backed Securities
11.4%    Financials
10.8%    Commercial Paper
 9.1%    U.S. Government Agency Obligations
 7.4%    U.S. Government Agency Mortgage Backed Obligations
 6.3%    U.S. Treasury Obligations
 4.4%    Short-Term Investments
 1.8%    Industrials
 1.6%    Utilities
 0.5%    Consumer Discretionary
 0.4%    Telecommunication Services
 0.3%    Certificate of Deposit

++Percentages based on total investments.

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 51.6%

MORTGAGE RELATED SECURITIES -- 51.6%
  Ace Securities, Ser WF1, Cl A2C (B)
      5.660%, 06/25/07                            $       4,700   $       4,711
  American General Mortgage Loan
    Trust, Ser 2006-1, Cl A1 (A) (B)
      5.750%, 12/25/35                                    1,364           1,361
  American Home Mortgage Assets,
    Ser 2006-2, Cl 2A1 (B)
      5.510%, 06/25/07                                    1,020           1,022
  American Home Mortgage
    Investment Trust, Ser 2007-2,
    Cl 11A1 (B)
      5.550%, 06/25/07                                    5,106           5,106
  Asset-Backed Securities Home
    Equity Loan Trust, Ser 2003-HE4,
    Cl M2 (B)
      7.320%, 06/15/07                                    1,887           1,892
  Aviation Capital Group Trust,
    Ser 2003-2A, Cl G2 (A) (B)
      6.120%, 06/20/07                                    1,271           1,284
  Bayview Commercial Asset Trust,
    Ser 2005-1A, Cl A1 (A) (B)
      5.620%, 06/25/07                                    4,642           4,642
  Bayview Commercial Asset Trust,
    Ser 2006-1A, Cl M3 (A) (B)
      5.740%, 06/25/07                                    2,249           2,240
  Bayview Commercial Asset Trust,
    Ser 2007-1, Cl A1 (A) (B)
      5.540%, 06/25/07                                    5,366           5,352
  Bayview Commercial Asset Trust,
    Ser 2007-2A, Cl A1 (A) (B)
      5.590%, 07/25/37                                    5,500           5,500
  Bayview Commercial Asset Trust,
    Ser 2007-3, Cl A1 (A) (B)
      5.560%, 07/25/37                                    6,500           6,500

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Bayview Financial Acquisition Trust,
    Ser 2004-B, Cl A1 (A) (B)
      5.820%, 06/28/07                            $       4,500   $       4,500
  Bayview Financial Acquisition Trust,
    Ser 2005-A, Cl A1 (A) (B)
      5.820%, 06/28/07                                    4,400           4,400
  Bayview Financial Revolving
    Mortgage Loan Trust, Ser 2005-E,
    Cl A1 (A) (B)
      5.820%, 06/28/07                                    3,200           3,200
  Bear Stearns Asset-Backed Securities
    Trust, Ser 2007-HE5, Cl 1A2 (B)
      5.500%, 05/25/37                                    4,500           4,500
  Carrington Mortgage Loan Trust,
    Ser 2007-RFC1, Cl 1 (B)
      5.370%, 06/25/07                                    2,710           2,709
  Citigroup Mortgage Loan Trust,
    Ser 2003-1, Cl WA2
      6.500%, 06/25/31                                      167             168
  Citigroup Mortgage Loan Trust,
    Ser 2004-2, Cl 2A1 (A)
      6.500%, 08/25/18                                      237             238
  Citigroup Mortgage Loan Trust,
    Ser 2007-WFH1, Cl A3 (B)
      5.470%, 06/25/07                                    3,000           2,996
  Continental Airlines, Ser 2002-1,
    Cl G1 (B)
      5.810%, 08/15/07                                      339             340
  Countrywide Alternative Loan Trust,
    Ser 2005-27, Cl 2A1 (B)
      6.377%, 06/01/07                                    1,479           1,463
  Countrywide Alternative Loan Trust,
    Ser 2005-27, Cl 3A2 (B)
      6.127%, 06/01/07                                      229             230
  Countrywide Alternative Loan Trust,
    Ser 2005-59, Cl 1A1 (B)
      5.650%, 06/20/07                                    1,915           1,922
  Countrywide Alternative Loan Trust,
    Ser 2005-59, Cl 2X, IO (E)
      1.710%, 06/01/07                                    6,152             206
  Countrywide Alternative Loan Trust,
    Ser 2005-61, Cl 2A1 (B)
      5.600%, 06/25/07                                      854             855
  Countrywide Alternative Loan Trust,
    Ser 2005-72, Cl A1 (B)
      5.590%, 06/27/07                                    1,652           1,652
  Countrywide Alternative Loan Trust,
    Ser 2006-OA11, Cl N1 (A)
      6.000%, 09/25/46                                      731             728
  Countrywide Alternative Loan Trust,
    Ser 2006-OA12, Cl A2 (B)
      5.530%, 06/20/07                                    5,167           5,182


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           213

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Countrywide Alternative Loan Trust,
    Ser 2006-OA2, Cl X1P, IO
      2.500%, 05/20/46                            $      11,187   $         479
  Countrywide Asset-Backed
    Certificates, Ser 2003-BC1,
    Cl M1 (B)
      6.240%, 06/25/07                                      780             780
  Countrywide Asset-Backed
    Certificates, Ser 2004-13,
    Cl AV2 (B)
      5.580%, 06/27/07                                      304             304
  Countrywide Asset-Backed
    Certificates, Ser 2005-13,
    Cl AF1 (B)
      5.450%, 06/27/07                                      636             636
  Countrywide Home Equity Loan Trust,
    Ser 2005-M, Cl A2 (B)
      5.440%, 06/15/07                                      779             779
  Credit-Based Asset Servicing,
    Ser 2005-CB5, Cl AF1 (B)
      5.460%, 06/25/07                                      699             699
  Credit-Based Asset Servicing,
    Ser 2006-CB4, Cl AV3 (B)
      5.470%, 06/25/07                                    4,750           4,732
  Credit-Based Asset Servicing,
    Ser 2007-CB2, Cl A2A (H)
      5.891%, 02/25/37                                    3,944           3,936
  DSLA Mortgage Loan Trust,
    Ser 2004-AR1, Cl A2A (B)
      5.730%, 06/19/07                                      205             205
  DSLA Mortgage Loan Trust,
    Ser 2005-AR4, Cl 2A1A (B)
      5.580%, 06/21/07                                    1,166           1,170
  Equifirst Mortgage Loan Trust,
    Ser 2004-3, Cl A1 (B)
      5.650%, 06/27/07                                       39              39
  First Franklin Mortgage Loan Asset,
    Ser 2006-FF17, Cl A6 (B)
      5.630%, 06/25/07                                    4,700           4,697
  First Franklin Mortgage Loan Asset,
    Ser 2007-FF1, Cl A2D (B)
      5.540%, 06/25/07                                    4,800           4,802
  First Franklin Mortgage Loan Asset,
    Ser 2007-FF2, Cl A2D (B)
      5.540%, 06/25/07                                    2,800           2,788
  GMAC Mortgage Loan Trust, Ser
    2000-HE2, Cl A1 (B)
      5.540%, 06/25/07                                    1,042           1,043
  GSAMP Trust, Ser 2006-S6, Cl A2 (H)
      5.552%, 10/25/36                                    4,000           3,990
  GSR Mortgage Loan Trust,
    Ser 2005-HEL1, Cl M2 (B)
      6.050%, 06/29/07                                    2,400           2,388

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Greenpoint Mortgage Funding Trust,
    Ser 2005-HE2, Cl A1 (B)
      5.520%, 06/15/07                            $         205   $         205
  Harborview Mortgage Loan Trust,
    Ser 2004-8, Cl 2A4A (B)
      5.720%, 06/19/07                                    1,178           1,181
  Harborview Mortgage Loan Trust,
    Ser 2005-01, Cl X, IO (E)
      1.435%, 06/01/07                                    1,732              36
  Harborview Mortgage Loan Trust,
    Ser 2005-10, Cl 2A1A (B)
      5.630%, 06/21/07                                    1,139           1,142
  Harborview Mortgage Loan Trust,
    Ser 2005-10, Cl X, IO (B)
      1.404%, 06/01/07                                    5,586             149
  Harborview Mortgage Loan Trust,
    Ser 2005-12, Cl X2B, IO (B)
      1.209%, 06/01/07                                    6,406             151
  Harborview Mortgage Loan Trust,
    Ser 2006-1, Cl X1, IO (B)
      1.748%, 03/19/37                                   10,504             432
  Hasco NIM Trust, Ser 2006-FF11,
    Cl A (A)
      6.168%, 08/26/36                                      809             801
  Home Equity Asset Trust,
    Ser 2005-5, Cl 2A1 (B)
      5.430%, 06/25/07                                       51              51
  Home Equity Asset Trust,
    Ser 2007-2, Cl 2A4 (B)
      5.690%, 06/02/07                                    1,400           1,401
  Home Equity Asset Trust,
    Ser 2007-3, Cl 2A2 (B)
      5.500%, 06/25/07                                    4,500           4,500
  Indymac Home Equity Loan
    Asset-Backed Trust, Ser 2002-A,
    Cl M1 (B)
      6.445%, 06/27/07                                    1,545           1,546
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR12, Cl A1 (B)
      5.710%, 06/25/07                                      671             672
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR12, Cl AX2, IO
      1.589%, 06/01/07                                    2,282              48
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR5, Cl 2A1B (B)
      5.720%, 06/27/07                                    1,050           1,053
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR6, Cl 6A1 (B)
      5.460%, 06/01/07                                      246             244
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR7, Cl A2 (B)
      5.750%, 06/25/07                                      311             313


--------------------------------------------------------------------------------
214           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Indymac Index Mortgage Loan Trust,
    Ser 2004-AR8, Cl 2A2A (B)
      5.720%, 06/27/07                            $         240   $         242
  Indymac Index Mortgage Loan Trust,
    Ser 2005,AR18, Cl 2A1B (B)
      6.100%, 06/25/07                                      590             595
  Indymac Index Mortgage Loan Trust,
    Ser 2005-AR18, Cl 2A1A (B)
      5.630%, 06/25/07                                    2,247           2,250
  Indymac Index Mortgage Loan Trust,
    Ser 2006-AR2, Cl 1A1A (B)
      5.540%, 06/25/07                                    2,449           2,451
  Indymac Residential Asset Backed
    Trust, Ser 2006-A, Cl A2 (B)
      5.470%, 06/25/07                                    2,350           2,351
  Inman Square Funding, Ser 2A,
    Cl I (A) (B)
      5.800%, 07/06/07                                    3,300           3,300
  Irwin Home Equity, Ser 2003-A,
    Cl M2 (B)
      7.470%, 06/27/07                                      496             497
  Lehman XS NIM Trust, Ser 2006-2N,
    Cl A1 (A)
      7.000%, 02/27/46                                    1,553           1,553
  Lehman XS Trust, Ser 2006-12N,
    Cl A1A1 (B)
      5.400%, 06/25/07                                    1,244           1,244
  Long Beach Asset Holdings,
    Ser 2006-8, Cl N1 (A)
      6.048%, 10/25/46                                    1,877           1,793
  Long Beach Asset Holdings,
    Ser 2006-9, Cl N1 (A)
      6.250%, 10/25/46                                    1,375           1,320
  Long Beach Mortgage Loan Trust,
    Ser 2006-11, Cl 2A1 (B)
      5.380%, 06/25/07                                    1,916           1,916
  Master Alternative Loans Trust,
    Ser 2003-3, Cl 2A1
      8.500%, 05/25/33                                      197             199
  Master Seasoned Securities Trust,
    Ser 2005-1, Cl 4A1 (B)
      5.831%, 06/25/07                                    1,066           1,075
  Mid-State Trust, Ser 2004-1, Cl B
      8.900%, 08/15/37                                      384             390
  Morgan Stanley Capital I,
    Ser 2002-HE3, Cl M1 (B)
      6.420%, 06/26/07                                    2,893           2,896
  NationStar NIM Trust, Ser 2007-B,
    Cl A (A)
      8.750%, 05/25/37                                    2,601           2,588
  Nationstar Home Equity Loan Trust,
    Ser 2006-B, Cl AV3 (B)
      5.490%, 06/25/07                                    5,075           5,069

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Nationstar Home Equity Loan Trust,
    Ser 2007-A, Cl AV4 (B)
      5.550%, 06/25/07                            $       4,000   $       4,005
  Nationstar Home Equity Loan Trust,
    Ser 2007-B, Cl 2AV4 (B)
      5.686%, 06/25/07                                    4,240           4,242
  Nomura Asset Acceptance, Ser
    2006-S4, Cl AIO, IO (B)
      10.000%, 08/25/36                                   9,167             782
  Popular Asset-Backed Mortgage
    Pass-Through Trust, Ser 2007-D,
    Cl A1 (B)
      5.380%, 06/25/07                                    1,728           1,727
  Renaissance Home Equity Loan
    Trust, Ser 2007-1, Cl N (A)
      9.793%, 04/25/37                                    1,605           1,603
  Residential Asset Mortgage Products,
    Ser 2004-RS11, Cl A2 (B)
      5.590%, 06/25/07                                      458             458
  Residential Asset Securities,
    Ser 2004-KS11, Cl AI2 (B)
      5.590%, 06/27/07                                      196             196
  Residential Funding Mortgage
    Securities, Ser 1999-HI8, Cl AI7 (H)
      7.970%, 11/25/29                                      267             266
  Saco I Trust, Ser 2006-8,
    Cl AIO, IO (A)
      5.500%, 06/25/36                                   26,380             768
  Saxon Asset Securities Trust,
    Ser 2004-3, Cl A3 (B)
      5.660%, 06/26/07                                       94              94
  Saxon Asset Securities Trust,
    Ser 2005-1, Cl M1 (B)
      5.850%, 06/25/07                                    2,925           2,926
  Soundview NIM Trust,
    Ser 2007-OPT1, Cl N (A)
      9.000%, 06/25/37                                    3,057           3,063
  Structured Asset Investment Loan
    Trust, Ser 2005-HE3, Cl A3 (B)
      5.440%, 06/27/07                                      115             115
  Structured Asset Mortgage
    Investments, Ser 2006-AR1,
    Cl 3A1 (B)
      5.550%, 06/28/07                                    2,979           2,983
  Structured Asset Mortgage
    Investments, Ser 2006-AR5,
    Cl 2A1 (B)
      5.530%, 06/25/07                                      932             934
  Terwin Mortgage Trust, Ser 2005-11,
    Cl 1A1A (A) (H)
      4.500%, 06/25/07                                      250             249
  Terwin Mortgage Trust, Ser 2006-8,
    Cl 2A1 (A) (B)
      4.500%, 08/25/37                                    1,599           1,574
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           215

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  UCFC Home Equity Loan,
    Ser 1998-D, Cl MF1
      6.905%, 04/15/30                            $         270   $         269
  Vertical CDO Ltd., Ser 2007-1A,
    Cl A1 (A) (B)
      6.090%, 06/10/07                                    1,850           1,726
  Wachovia Bank Commercial
    Mortgage Trust, Ser 2006-C25,
    Cl AM (B)
      5.951%, 06/01/07                                    3,620           3,652
  Washington Mutual, Ser 2000-1,
    Cl M2 (B)
      6.620%, 06/25/07                                      536             536
  Washington Mutual, Ser 2003-AR6,
    Cl A1 (B)
      4.332%, 06/01/07                                    1,520           1,520
  Washington Mutual, Ser 2004-AR3,
    Cl A2 (B)
      4.243%, 06/25/34                                    1,088           1,067
  Washington Mutual, Ser 2005-AR1,
    Cl A2A2 (B)
      5.570%, 06/25/07                                       89              89
  Washington Mutual, Ser 2005-AR2,
    Cl 2A21 (B)
      5.650%, 06/25/07                                      893             896
  Washington Mutual, Ser 2005-AR2,
    Cl 2A22 (B)
      5.540%, 06/25/07                                       74              74
  Washington Mutual, Ser 2005-AR6,
    Cl 2AB1 (B)
      5.510%, 06/25/07                                      103             103
  Washington Mutual, Ser 2006-AR9,
    Cl 1XPP (E)
      0.338%, 06/01/07                                  134,054           1,220
                                                                  --------------
Total Asset-Backed Securities
  (Cost $191,984) ($ Thousands)                                         191,157
                                                                  --------------
CORPORATE OBLIGATIONS -- 17.6%

CONSUMER DISCRETIONARY -- 0.6%
  Comcast (B)
      5.656%, 07/16/07                                    1,100           1,101
  Johnson Controls (B)
      5.587%, 07/17/07                                    1,049           1,050
                                                                  --------------
                                                                          2,151
                                                                  --------------
FINANCIALS -- 12.7%
  Bank of America, Ser A (A)
      8.070%, 12/31/26                                    3,428           3,566
  Barrick Gold Finance
      5.800%, 11/15/34                                    1,263           1,151
  Capital One Financial MTN (B)
      5.620%, 06/11/07                                    1,000           1,003
  Countrywide Financial (B)
      5.606%, 08/05/07                                    1,200           1,201

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Countrywide Home Loans MTN,
    Ser E
      6.935%, 07/16/07                            $         597   $         598
  Credit Suisse First Boston London
    (A) (B) (E)
      0.000%, 06/24/07                                    1,988           1,817
  Deutsche Bank Capital Funding
    Trust (A) (B)
      5.628%, 01/19/49                                    2,013           1,949
  Deutsche Bank Luxembourg (A)
      6.825%, 12/28/07                                      304             306
  Developers Divers Realty+
      3.875%, 01/30/09                                    1,700           1,654
  Duke Realty+
      6.750%, 05/30/08                                    1,125           1,134
  Farmers Insurance Exchange (A)
      8.625%, 05/01/24                                      175             207
  First Union Institutional Capital I
      8.040%, 12/01/26                                    1,250           1,301
  Ford Motor Credit
      8.355%, 08/02/07(B)                                   750             756
      7.000%, 10/01/13                                    1,682           1,610
      6.625%, 06/16/08                                      500             500
  GMAC LLC (B)
      7.560%, 06/25/07                                      982           1,016
  HSBC Capital Trust II (A)
      8.380%, 05/15/27                                       41              43
  Lehman Brothers Holdings (B)
      5.585%, 07/12/07                                    2,070           2,069
  Lehman Brothers Holdings MTN (B)
      8.920%, 08/16/07                                      756             735
      5.579%, 07/18/07                                      990             991
  Lehman Brothers Holdings MTN,
    Ser H (B) (F)
      0.000%, 11/30/07                                      861             778
  Meridian Funding (A) (B)
      5.560%, 07/06/07                                      128             128
  Merrill Lynch MTN (B)
      8.950%, 11/18/07                                    1,340           1,261
      8.680%, 11/02/07                                    1,305           1,242
  Nationwide Mutual Insurance (A)
      6.600%, 04/15/34                                      522             504
  Popular North America (B)
      5.690%, 06/12/07                                    1,200           1,202
  Power Receivables Financial (A)
      6.290%, 01/01/12                                      276             279
  Residential Capital (B)
      6.725%, 06/29/07                                    1,700           1,701
      6.460%, 08/22/07                                    1,700           1,701
  Rosyln Bancorp
      5.750%, 11/15/07                                    1,400           1,395
  Security Benefit Life (A)
      7.450%, 10/01/33                                    2,500           2,729


--------------------------------------------------------------------------------
216           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Simon Property Group+
      5.750%, 05/01/12                            $       1,130   $        1,141
  State Street Institutional Capital,
    Cl B (A)
      8.035%, 03/15/27                                    1,824           1,899
  Toyota Motor Credit MTN (B)
      8.000%, 10/24/07                                    2,041           1,980
  UDR MTN, Ser E+
      4.250%, 01/15/09                                    1,550           1,510
  Woodbourne Pass-Through
    Trust (A) (B)
      6.420%, 06/08/07                                      700             705
  ZFS Finance USA Trust V (A) (B)
      6.500%, 05/09/37                                      825             814
  Zurich Capital Trust I (A)
      8.376%, 06/01/37                                    2,430           2,537
                                                                  --------------
                                                                         47,113
                                                                  --------------
INDUSTRIALS -- 2.0%
  America West Airlines, Ser 01-1
      7.100%, 04/02/21                                      175             186
  American Airlines, Ser AMBC
      3.857%, 07/09/10                                    2,328           2,248
  Cedar Brakes II LLC (A)
      9.875%, 09/01/13                                      954           1,056
  Continental Airlines, Ser 99-2
      7.056%, 09/15/09                                    1,800           1,841
  Continental Airlines, Ser AMBC
      6.236%, 03/15/20                                      120             121
  Viacom (B)
      5.700%, 06/16/07                                    2,000           2,006
                                                                  --------------
                                                                          7,458
                                                                  --------------
TELECOMMUNICATION SERVICES -- 0.5%
  New England Telephone & Telegraph
      7.650%, 06/15/07                                    1,786           1,787
                                                                  --------------
UTILITIES -- 1.3%
  Entergy Gulf States (B)
      5.760%, 08/15/07                                      560             560
  Power Contract Financing (A)
      6.256%, 02/01/10                                    1,620           1,629
  Progress Energy Florida, Cl A (B)
      5.760%, 06/13/07                                    1,700           1,702
  Sempra Energy (B)
      5.830%, 08/21/07                                      870             870
                                                                  --------------
                                                                          4,761
                                                                  --------------
UTILITIES -- 0.5%
  TXU Electric Delivery (A) (B)
      5.725%, 06/16/07                                    1,900           1,901
                                                                  --------------
Total Corporate Obligations
  (Cost $65,641) ($ Thousands)                                           65,171
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.2%
  FHLB
      5.505%, 04/30/09                            $       3,155   $       3,154
      5.500%, 05/29/09                                    6,915           6,917
  FHLMC (E)
      5.199%, 06/25/07                                    5,630           5,610
  FHLMC CMO, Ser 2006-4, Cl WE
      4.500%, 02/25/36                                    4,000           3,481
  FHLMC CMO, Ser 2733, Cl SB (B)
      3.222%, 06/15/07                                    6,460           4,611
  FHLMC CMO, Ser 2748, Cl ZT
      5.500%, 02/15/24                                      365             336
  FHLMC CMO, Ser 3096, Cl FL (B)
      5.720%, 06/15/07                                    5,013           5,022
  FHLMC CMO, Ser 3152, Cl JF (B)
      5.770%, 06/15/07                                    5,253           5,270
  FNMA CMO, Ser 2001-48, Cl PD
      6.500%, 06/25/20                                      245             246
  FNMA CMO, Ser 2003-122, Cl ZQ
      6.000%, 12/25/33                                      503             489
  FNMA CMO, Ser 2003-33, Cl PC
      4.500%, 03/25/27                                       40              40
  FNMA CMO, Ser 2004-12, Cl ZX
      6.000%, 03/25/34                                      458             443
  FNMA CMO, Ser 2004-80, Cl XZ
      5.000%, 11/25/34                                      125              97
  GNMA CMO, Ser 2003-112,
    Cl SG (B)
      1.170%, 06/16/07                                      134              68
  GNMA CMO, Ser 2003-86, Cl ZK
      5.000%, 10/20/33                                    2,451           2,130
                                                                  --------------
Total U.S. Government Agency Obligations
  (Cost $37,890) ($ Thousands)                                           37,914
                                                                  --------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS -- 8.2%
  FHLMC
      6.500%, 08/01/29                                      631             637
  FHLMC ARM
      7.267%, 01/01/33                                      525             525
      5.203%, 04/01/34                                    1,437           1,446
      5.121%, 04/01/34                                    1,186           1,185
      4.048%, 08/01/34                                    1,642           1,647
      3.825%, 05/01/34                                    2,154           2,160
      3.409%, 08/01/34                                    2,409           2,404
  FNMA
      7.000%, 04/01/34                                      720             741



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           217

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
  FNMA ARM
      7.136%, 01/01/33                            $         651   $         662
      6.269%, 07/01/33                                      450             459
      6.139%, 08/01/36                                    3,989           4,031
      5.817%, 11/01/33                                    1,805           1,814
      5.745%, 06/01/33                                    1,961           1,998
      4.812%, 06/01/35                                    5,088           5,073
      4.680%, 08/01/34                                    1,348           1,356
      4.480%, 10/01/34                                    3,160           3,185
      3.886%, 04/01/35                                    1,303           1,303
                                                                  --------------
Total U.S. Government Agency
  Mortgage-Backed Obligations
  (Cost $30,422) ($ Thousands)                                           30,626
                                                                  --------------

COMMERCIAL PAPER (D) -- 12.1%
  HSBC Finance
      5.070%, 06/22/07                                    8,500           8,474
  Kitty Hawk Funding
      5.270%, 06/25/07                                    2,700           2,690
      5.250%, 06/18/07                                    5,900           5,885
  National Rural Utilities
      5.240%, 06/05/07                                    3,755           3,753
      5.240%, 06/21/07                                    4,930           4,916
  Park Avenue Receivables
      5.260%, 06/26/07                                    8,575           8,544
  Ranger Funding
      5.250%, 06/08/07                                    7,530           7,522
  Yorktown Capital
      5.270%, 07/09/07                                    3,079           3,062
                                                                  --------------
Total Commercial Paper
  (Cost $44,846) ($ Thousands)                                           44,846
                                                                  --------------

U.S. TREASURY OBLIGATION -- 7.1%
  U.S. Treasury Bill (C) (D)
      4.913%, 06/21/07                                   26,314          26,244
                                                                  --------------
Total U.S. Treasury Obligation
  (Cost $26,243) ($ Thousands)                                           26,244
                                                                  --------------
CASH EQUIVALENT -- 4.9%
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%*++                                  18,212,830          18,213
                                                                  --------------
Total Cash Equivalent
  (Cost $18,213) ($ Thousands)                                           18,213
                                                                  --------------


--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (B) -- 0.4%
  JPMorgan Chase
      8.750%, 08/28/07                            $         691   $         685
      7.590%, 06/28/07                                      735             692
                                                                  --------------
Total Certificates of Deposit
  (Cost $1,391) ($ Thousands)                                             1,377
                                                                  --------------
Total Investments -- 112.1%
  (Cost $416,630) ($ Thousands)                                   $     415,548
                                                                  ==============

A summary of the open futures contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------

                                 NUMBER OF                          UNREALIZED
        TYPE OF                  CONTRACTS        EXPIRATION       APPRECIATION
       CONTRACT                LONG (SHORT)          DATE         ($ THOUSANDS)
--------------------------------------------------------------------------------
U.S. Long Treasury Bond             44             Sep-2007             $     1
                                                                        =======

A summary of outstanding swap agreements held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):

-----------------------------------------------------------------------------------------------------------------------
                                                  INTEREST RATE SWAPS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                         NET UNREALIZED
                                                                                           NOTIONAL        APPRECIATION
                                                                           EXPIRATION       AMOUNT       (DEPRECIATION)
DESCRIPTION                                                                   DATE       (THOUSANDS)      ($ THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
Pay fixed rate of 4.524% and receive floating rate, rate based on 5Y5Y
  Swaption Straddle. (Counterparty: Lehman Brothers)                         05/24/17           2,080        $      (8)
Pay fixed rate of 4.650% and receive floating rate, rate based on 5Y5Y
  Swaption Straddle. (Counterparty: Lehman Brothers)                         05/18/07           3,700              (48)
Receive fixed rate of 4.934% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Lehman Brothers)                               12/04/16          13,245             (357)
Receive fixed rate of 4.986% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Deutsche Bank)                                 10/04/25          17,630           (1,227)
Receive fixed rate of 5.048% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Salomon Brothers)                              01/04/26          59,690           (3,023)
Receive fixed rate of 5.060% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: JPMorgan Chase)                                12/04/26          28,410           (1,468)
Receive fixed rate of 5.060% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Lehman Brothers)                               12/04/26          65,000           (3,367)
Receive fixed rate of 5.064% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Credit Suisse First Boston)                    03/02/16          35,640             (944)
Receive fixed rate of 5.095% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: JPMorgan Chase)                                03/05/17          15,510             (432)
Receive fixed rate of 5.143% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Deutsche Bank)                                 01/07/25          21,660             (798)
Receive fixed rate of 5.144% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Salomon Brothers)                              02/02/26          28,000           (1,102)
Receive fixed rate of 5.216% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Barclays Capital)                              04/04/25          49,000           (2,051)
Receive fixed rate of 5.216% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Credit Suisse First Boston)                    04/04/25          50,000           (2,093)
Receive fixed rate of 5.216% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Deutsche Bank)                                 04/04/25          43,000           (1,800)
Receive fixed rate of 5.233% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Lehman Brothers)                               03/02/27          58,600           (2,581)
Receive fixed rate of 5.234% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: JPMorgan Chase)                                03/02/27          50,000           (2,194)
Receive fixed rate of 5.243% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Salomon Brothers)                              11/03/25          51,820           (2,069)
Receive fixed rate of 5.244% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Barclays Capital)                              11/03/25          51,820           (2,063)


--------------------------------------------------------------------------------
218           SEI Institutional Investments Trust / Annual Report / May 31, 2007

-----------------------------------------------------------------------------------------------------------------------
                                                                                                        NET UNREALIZED
                                                                                           NOTIONAL      APPRECIATION
                                                                           EXPIRATION       AMOUNT      (DEPRECIATION)
DESCRIPTION                                                                   DATE       (THOUSANDS)     ($ THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
Receive fixed rate of 5.289% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Salomon Brothers)                              10/03/26          25,615        $    (932)
Receive fixed rate of 5.364% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Credit Suisse First Boston)                    05/02/27          21,440             (602)
Receive fixed rate of 5.371% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Credit Suisse First Boston)                    04/03/27          20,800             (566)
Receive fixed rate of 5.399% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Barclays Capital)                              09/05/26          22,460             (521)
Receive fixed rate of 5.596% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Barclays Capital)                              06/04/27          24,900               --
Receive fixed rate of 5.652% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Salomon Brothers)                              08/02/26          14,135              295
Receive fixed rate of 5.807% and pay floating rate, rate based on 3
  Month LIBOR. (Counterparty: Credit Suisse First Boston)                    07/05/26           6,065              244
                                                                                                             ---------
                                                                                                             $ (29,707)
                                                                                                             =========

Percentages are based on Net Assets of $370,667 ($ Thousands).

*     Rate shown is the 7-day effective yield as of May 31, 2007.

+     Real Estate Investment Trust

++    Affiliated security

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The date reported on the Schedule of Investments is the next reset date.

(C) Security, or portion of this security, has been pledged as collateral on open futures contracts.

(D)   The rate reported is the effective yield at time of purchase.

(E) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(F) The note accrues 9.65% annual coupon for any day that the 3-year swap rate exceeds the 1-year swap rate by 22 or more basis points.

(G) The note accrues 12.50% annual coupon for any day that the 5-year swap rate exceeds the 2-year swap rate by 30 or more basis points.

(H) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on May 31, 2007. The coupon on a step bond changes on a specified date.

ARM -- Adjustable Rate Mortgage
CDO -- Collateralized Debt Obligation
Cl -- Class
CMO -- Collateralized Mortgage Obligation
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only - Face Amount Represents Notional Amount
LIBOR -- London InterBank Offering Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
Ser -- Series


The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           219

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund
May 31, 2007
--------------------------------------------------------------------------------
Sector Weightings (unaudited)++:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

80.0%    Sovereign
 6.6%    Financials
 3.6%    Short-Term Investments
 2.8%    Deposits to Counterparty as Collateral for Swap Contracts
 2.5%    Energy
 2.1%    Time Deposits
 0.9%    Utilities
 0.7%    Commercial Paper
 0.4%    Telecommunication Services
 0.1%    Materials
 0.1%    Certificates of Deposit
 0.1%    Master Note
 0.1%    Asset-Backed Securities
 0.0%    Warrants

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
GLOBAL BONDS -- 88.5%

ARGENTINA -- 7.3%
  Cia Transporte Energia
    Registered (A)
      8.875%, 12/15/16                                      390   $         399
  Province Del Neuquen (A)
      8.656%, 10/18/14                                      230             238
  Province of Buenos Aires (A)
      9.620%, 04/18/28                                    1,460           1,453
  Province of Buenos Aires Registered
      9.375%, 09/14/18                                      440             438
      2.000%, 05/15/35 (H)                                1,100             519
      0.000%, 04/18/28                                      335             331
  Province of Mendoza Registered
      5.500%, 09/04/18                                      110              94
  Republic of Argentina
      10.250%, 01/26/07 (I)                      EUR        850             404
      9.000%, 11/19/08 (I)                       EUR      1,000             223
      9.000%, 05/29/09 (I)                       EUR      1,375             614
      8.798%, 12/15/35 (B)                                1,600             232
      8.500%, 07/01/04 (I)                       EUR      4,300           1,921
      8.280%, 12/31/33 (C)                               10,910          11,412
      8.125%, 04/21/08 (I)                       EUR      2,000             915
      7.820%, 12/31/33                           EUR        214             282
      7.446%, 12/15/35 (B)                                8,265           1,302
      5.475%, 08/03/07 (B)                                1,175             861
      5.475%, 08/03/07 (B)                               15,150          11,105
      2.977%, 12/31/33 (B)                                2,550           1,263
      1.330%, 12/31/38 (C) (H)                           35,660          16,118
  Republic of Argentina MTN,
    Ser E (I)
      10.000%, 01/07/05                          EUR      1,650             786
      9.250%, 07/20/04                           EUR      2,100             951
      8.750%, 02/04/49                           EUR      4,725           2,162
      7.000%, 03/18/49                           EUR      2,300           1,047
  Republic of Argentina VII
      0.642%, 09/12/13                                    2,950           2,876

--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Transportadora Gas Norte (A) (H)
      7.500%, 12/31/12                                      210   $         205
      6.500%, 12/31/12                                       40              38
  Transportadora Gas Norte
    Registered (H)
      7.500%, 12/31/12                                      100              98
      6.500%, 12/31/12                                      164             160
                                                                  --------------
                                                                         58,447
                                                                  --------------
BAHAMAS -- 0.2%
  Banco Votorantim Nassau (A) (E)
      0.087%, 04/10/14                                    2,300           1,245
                                                                  --------------
BELIZE -- 0.0%
  Government of Belize Registered (H)
      4.250%, 02/20/29                                      330             270
                                                                  --------------
BERMUDA -- 0.1%
  Critic Resources Finance (A)
      6.750%, 05/15/14                                      250             247
  Digicell Group (A)
      8.875%, 01/15/15                                      450             446
                                                                  --------------
                                                                            693
                                                                  --------------
BOSNIA-HERZEGOVINA -- 0.1%
  Republic of Bosnia & Herzegovina,
    Ser B (E)
      9.810%, 12/11/17                           EUR      2,000           1,063
                                                                  --------------
BRAZIL -- 10.1%
  Cesp-Comp Ener Sao Paulo (A)
      9.750%, 01/15/15                           BRL      1,050             630
  Federal Republic of Brazil
      12.500%, 01/05/22                          BRL      8,240           5,654
      11.000%, 08/17/40                                  25,025          33,533
      10.250%, 01/10/28                                   4,800           2,884
      10.125%, 05/15/27                                   2,900           4,241
      8.875%, 10/14/19                                      200             250
      8.750%, 02/04/25                                    5,893           7,608
      8.250%, 01/20/34                                    2,250           2,869
      8.000%, 01/15/18                                    3,920           4,379
      7.125%, 01/20/37 (C)                               12,420          14,003
      6.000%, 01/17/17                                    4,715           4,746
                                                                  --------------
                                                                         80,797
                                                                  --------------
CAYMAN ISLANDS -- 0.5%
  Banco Safra (A) (E)
      0.075%, 04/03/17                                    2,250           1,224
  Blue City Investments
      13.750%, 11/07/13                                     500             500
  Earls Eight (A) (H)
      7.500%, 12/31/12                                      350             340


--------------------------------------------------------------------------------
220           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Interoceanica IV Finance (A) (E)
      3.783%, 11/30/25                                      800   $         391
      3.611%, 11/30/18                                      370             240
  Peru Enhanced Pass-Thru (A) (E)
      5.815%, 05/31/25                                      250             100
      3.905%, 05/31/18                                    1,175             799
  Vale Overseas
      6.875%, 11/21/36                                      185             190
      6.250%, 01/23/17                                       70              70
                                                                  --------------
                                                                          3,854
                                                                  --------------
CHILE -- 0.5%
  Codelco
      5.500%, 10/15/13                                      575             571
  Republic of Chile
      5.500%, 01/15/13                                    3,665           3,672
                                                                  --------------
                                                                          4,243
                                                                  --------------
COLOMBIA -- 5.0%
  BanColombia (E)
      0.135%, 05/25/17                                      235             235
  Republic of Colombia
      12.000%, 10/22/15                          COP  4,527,000           2,759
      11.750%, 02/25/20                                   6,233           9,287
      10.750%, 01/15/13 (C)                                 638             791
      10.375%, 01/28/33                                   2,865           4,283
      8.250%, 12/22/14                                    1,540           1,767
      8.125%, 05/21/24 (C)                               10,295          12,344
      7.375%, 01/27/17                                    3,435           3,777
      7.375%, 09/18/37                                    4,030           4,505
      7.160%, 08/16/07 (B)                                  225             244
                                                                  --------------
                                                                         39,992
                                                                  --------------
CYPRUS -- 0.2%
  Springvale Holdings (B)
      11.389%, 09/07/07                                   1,000           1,000
  Teorema Holding
      9.000%, 10/27/08                                      600             603
                                                                  --------------
                                                                          1,603
                                                                  --------------
DOMINICAN REPUBLIC -- 0.3%
  Republic of Dominican Republic
      9.040%, 01/23/18                                      410             473
      8.625%, 04/20/27                                    1,250           1,480
                                                                  --------------
                                                                          1,953
                                                                  --------------

--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ECUADOR -- 0.8%
   Republic of Ecuador Registered
      10.000%, 08/15/07 (H)                               2,085   $       1,845
      9.375%, 12/15/15 (C)                                5,125           4,843
                                                                  --------------
                                                                          6,688
                                                                  --------------
EL SALVADOR -- 2.0%
   Republic of El Salvador
      8.250%, 04/10/32                                    6,090           7,536
      7.750%, 01/24/23                                    1,760           2,046
      7.650%, 06/15/35                                    5,364           6,249
                                                                  --------------
                                                                         15,831
                                                                  --------------
HUNGARY -- 0.3%
   Republic of Hungary
      6.500%, 08/12/09                           HUF    493,350           2,619
                                                                  --------------
INDONESIA -- 2.8%
   Indosat Finance
      7.125%, 06/22/12                                    1,000           1,014
   Republic of Indonesia
      10.250%, 07/15/27                          IDR 35,537,000           4,224
      8.500%, 10/12/35                                    1,560           1,927
      7.500%, 01/15/16                                    1,340           1,472
      7.500%, 01/15/16 (A)                                2,200           2,420
      7.250%, 04/20/15                                      200             216
      7.250%, 04/20/15 (A) (C)                            3,470           3,744
      6.875%, 03/09/17                                    1,300           1,378
      6.750%, 03/10/14                                    2,760           2,880
      6.625%, 02/17/37                                    1,450           1,446
      6.625%, 02/17/37 (A)                                1,625           1,619
                                                                  --------------
                                                                         22,340
                                                                  --------------
IRAQ -- 0.8%
   Republic of Iraq
      5.800%, 01/15/28                                    9,450           6,018
                                                                  --------------
IRELAND -- 0.1%
   Dal Capital (Vneshtorgbk)
      7.000%, 04/13/09                           RUB     18,000             706
                                                                  --------------
JERSEY -- 0.2%
   Aldar Funding
      5.767%, 11/10/11                                      550             681
   UBS Jersey Branch MTN (A) (B)
      0.785%, 11/01/13                                    1,180           1,270
                                                                  --------------
                                                                          1,951
                                                                  --------------
LEBANON -- 0.1%
   Lebanese Republic Registered
      8.250%, 04/12/21                                      760             718
                                                                  --------------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           221

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
LUXEMBOURG -- 1.5%
  Alfa Dividend Payment Rights
    Finance (A) (B)
      7.255%, 06/15/07                                      447   $         447
  Gaz Capital for Gazprom Registered
      9.625%, 03/01/13                                    1,100           1,290
      8.625%, 04/28/34                                    5,150           6,625
  Kuznetski (Bank of Moscow) (H)
      7.500%, 11/25/15                                    1,000           1,027
  RSHB Captl
      7.175%, 05/16/13                                      250             264
      6.299%, 05/15/17 (A)                                2,120           2,126
  UBS (Vimpelcom)
      8.250%, 05/23/16                                      490             526
                                                                  --------------
                                                                         12,305
                                                                  --------------
MALAYSIA -- 2.5%
  Bank Megara Monetary Note (E)
      3.159%, 11/01/07                           MYR     10,100           2,931
  Government of Malaysia
      7.500%, 07/15/11                                    4,250           4,560
      3.814%, 02/15/17                                    9,635           2,927
      3.502%, 05/31/27                           MYR     10,100           2,919
  Petronas Capital Registered
      7.875%, 05/22/12                                      900           1,089
      7.875%, 05/22/22                                    4,390           5,300
                                                                  --------------
                                                                         19,726
                                                                  --------------
MEXICO -- 6.8%
  Mexican Bonos, Ser M20
      8.000%, 12/07/23                           MXP     56,383           5,469
  Pemex Project Funding
    Master Trust
      9.500%, 09/15/27 (A)                                1,800           2,489
      8.625%, 02/01/22                                      300             378
      7.375%, 12/15/14                                      530             586
  United Mexican States
      8.125%, 12/30/19                                    2,360           2,879
      7.500%, 04/08/33                                    4,780           5,774
      6.625%, 03/03/15                                    9,130           9,783
      5.625%, 01/15/17                                    1,050           1,052
  United Mexican States MTN
      8.300%, 08/15/31                                    7,325           9,559
      6.375%, 01/16/13                                    1,317           1,374
  United Mexican States MTN, Ser A
      6.750%, 09/27/34                                   13,363          14,873
  United Mexican States MTN,
    Ser E
      0.006%, 05/08/17                           EUR      5,000               5
                                                                  --------------
                                                                         54,221
                                                                  --------------

--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
NETHERLANDS -- 0.7%
  HSBK Europe
      7.250%, 05/03/17                                      300   $         298
  ING Bank MTN, Ser E
      9.625%, 05/30/08                                      600             602
  Kazkommerts International (A)
      7.500%, 11/29/16                                      400             385
  Kazkommerts International
    Registered (A)
      7.500%, 11/29/16                                      800             768
  Majapahti Holding (A)
      7.750%, 10/17/16                                    1,500           1,584
      7.250%, 10/17/11                                      885             915
  White Nights Belagroprom Bank (B)
      0.000%, 06/15/07                                    1,010           1,360
                                                                  --------------
                                                                          5,912
                                                                  --------------
PAKISTAN -- 0.2%
  Pakistan Mobile Communications (A)
      8.625%, 11/13/13                                      330             342
  Republic of Pakistan
      7.875%, 03/31/36                                      320             335
      7.125%, 03/31/16 (A)                                1,150           1,167
                                                                  --------------
                                                                          1,844
                                                                  --------------
PANAMA -- 2.0%
  Republic of Panama
      9.375%, 04/01/29                                    1,795           2,443
      8.875%, 09/30/27                                    3,875           5,018
      7.250%, 03/15/15 (C)                                4,125           4,476
      6.700%, 01/26/36                                    4,010           4,210
                                                                  --------------
                                                                         16,147
                                                                  --------------
PERU -- 2.7%
  Republic of Peru
      8.750%, 11/21/33                                    1,480           1,968
      8.375%, 05/03/16                                    1,000           1,183
      7.350%, 07/21/25                                    7,480           8,621
  Republic of Peru FLIRB, Ser 20YR
      6.143%, 09/07/07                                    1,004           1,006
      6.143%, 09/07/07 (B)                                7,891           7,891
      5.000%, 03/07/17                                      611             611
                                                                  --------------
                                                                         21,280
                                                                  --------------
PHILIPPINES -- 7.4%
  DMCI Water (J)
      0.000%, 12/31/09                                    1,492           1,492
  National Power
      9.625%, 05/15/28                                    1,100           1,400
      6.875%, 11/02/16 (A)                                  870             892



--------------------------------------------------------------------------------
222           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Republic of Philippines
      10.625%, 03/16/25                                   5,800   $       8,388
      9.875%, 01/15/19                                      500             655
      9.500%, 10/21/24                                      200             262
      9.500%, 02/02/30 (C)                               14,850          19,862
      9.375%, 01/18/17 (C)                                5,315           6,551
      8.250%, 01/15/14                                    1,960           2,198
      8.000%, 01/15/16                                    1,180           1,330
      7.750%, 01/14/31 (C)                                9,171          10,414
      7.500%, 09/25/24 (C)                                4,284           4,777
      6.375%, 01/15/32 (C)                                1,300           1,269
                                                                  --------------
                                                                         59,490
                                                                  --------------
POLAND -- 0.3%
  Government of Poland
      5.250%, 01/15/14                                    2,635           2,606
                                                                  --------------
RUSSIA -- 12.2%
  Kazan Orgsintez
      9.250%, 10/30/11                                      330             335
  Lukoil International Finance
      6.656%, 06/07/22                                      205             205
  Russian Federation Registered
      12.750%, 06/24/28                                     480             869
      12.750%, 06/24/28                                   5,790          10,479
      7.500%, 03/31/30 (H)                               77,068          86,431
                                                                  --------------
                                                                         98,319
                                                                  --------------
SOUTH AFRICA -- 0.8%
  Republic of South Africa
      6.500%, 06/02/14                                    5,515           5,798
      5.875%, 05/30/22                                      930             910
                                                                  --------------
                                                                          6,708
                                                                  --------------
SUPRA-NATIONAL -- 0.5%
  European Investment Bank
      10.000%, 01/28/11                                   3,630           2,376
  International Bank Reconstruction &
    Development MTN, Ser G (E)
      0.198%, 05/09/17                                    2,500           1,889
                                                                  --------------
                                                                          4,265
                                                                  --------------
THAILAND -- 0.1%
  True Move (A)
      10.750%, 12/16/13                                     850             910
                                                                  --------------
TUNISIA -- 0.1%
  Banque Centrale de Tunisie
      8.250%, 09/19/27                                      420             510
      7.375%, 04/25/12                                      525             566
                                                                  --------------
                                                                          1,076
                                                                  --------------

--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
TURKEY -- 5.5%
  Republic of Turkey
      11.875%, 01/15/30                                   6,225   $       9,695
      10.000%, 02/15/12                                     550             442
      9.500%, 01/15/14                                    1,600           1,866
      8.000%, 02/14/34                                    1,300           1,436
      7.375%, 02/05/25                                    7,660           7,941
      7.250%, 03/15/15                                    3,580           3,746
      7.000%, 09/26/16                                    1,285           1,317
      7.000%, 06/05/20                                    2,700           2,749
      6.875%, 03/17/36                                    9,150           8,858
      1.539%, 01/19/11 (E)                                8,795           6,434
                                                                  --------------
                                                                         44,484
                                                                  --------------
UKRAINE -- 2.3%
  Government of Ukraine Registered
      7.650%, 06/11/13 (C)                                5,425           5,879
      6.875%, 03/04/11                                      400             415
      6.875%, 03/04/11 (A)                                3,825           3,957
      6.580%, 11/21/16                                    2,950           2,996
      6.580%, 11/21/16 (A)                                4,705           4,770
  Naftogaz Ukrainy
      8.125%, 09/30/09                                      600             604
                                                                  --------------
                                                                         18,621
                                                                  --------------
UNITED KINGDOM -- 0.5%
  Barclays Bank (A) (B)
      0.000%, 07/17/22                                      674             841
  Credit Suisse First Boston
    International (Export/Import -
    Ukraine)
      6.800%, 10/04/12                                      550             546
  Credit Suisse First Boston for the City
    of Kiev
      8.000%, 11/06/15                                      750             790
  JPMorgan Chase Bank London
      10.250%, 07/19/27                          IDR  5,065,000             605
  Standard Bank MTN, Ser E (B)
      0.000%, 07/20/09                                      509             526
  UK Private Bank (A)
      8.000%, 02/06/12                                      800             799
                                                                  --------------
                                                                          4,107
                                                                  --------------
UNITED STATES -- 0.2%
  Citigroup Funding (A)
      6.000%, 05/18/15                                      700             720
  DST
      10.750%, 03/01/09                                   1,100           1,100
                                                                  --------------
                                                                          1,820
                                                                  --------------



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           223

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
URUGUAY -- 3.6%
  Republic of Uruguay
      9.250%, 05/17/17                                    5,450   $       6,731
      8.000%, 11/18/22                                   11,587          13,498
      7.625%, 03/21/36                                      700             793
      7.500%, 03/15/15                                    1,475           1,611
      5.000%, 09/14/18                           UYU     52,870           2,610
  Republic of Uruguay PIK
      7.875%, 01/15/33                                    2,700           3,143
      4.875%, 01/15/33                                      400             466
                                                                  --------------
                                                                         28,852
                                                                  --------------
VENEZUELA -- 7.2%
  Government of Venezuela
      13.625%, 08/15/18                                   1,200           1,734
      10.750%, 09/19/13                                   6,775           7,886
      9.375%, 01/13/34                                    3,170           3,685
      9.250%, 09/15/27                                   20,680          23,916
      8.500%, 10/08/14                                    6,915           7,347
      7.650%, 04/21/25                                      385             386
      6.000%, 12/09/20                                    3,450           3,045
      5.750%, 02/26/16 (C)                                8,175           7,317
  Government of Venezuela Registered
      7.000%, 12/01/18                                      500             482
  Petroleos De Venezuela
      5.375%, 04/12/27                                    2,355           1,687
                                                                  --------------
                                                                         57,485
                                                                  --------------
Total Global Bonds
  (Cost $683,658) ($ Thousands)                                         711,209
                                                                  --------------

DEPOSIT WITH COUNTERPARTY AS COLLATERAL FOR
SWAP CONTRACTS (G) -- 2.9%

UNITED STATES -- 2.9%
  Deposits with Credit Suisse First
    Boston as Collateral for Swap
    Contracts Outstanding                        TRY      1,285             974
  Deposits with Credit Suisse First
    Boston as Collateral for Swap
    Contracts Outstanding                                   600             600
  Deposits with Credit Suisse First
    Boston as Collateral for Swap
    Contracts Outstanding                                   600             600
  Deposits with Credit Suisse First
    Boston as Collateral for Swap
    Contracts Outstanding                                   940             940
  Deposits with Credit Suisse First
    Boston as Collateral for Swap
    Contracts Outstanding                                   940             940
  Deposits with Credit Suisse First
    Boston as Collateral for Swap
    Contracts Outstanding                                 2,400           2,400

--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Deposits with Goldman Sachs as
    Collateral for Swap Contracts
    Outstanding                                  BRL      3,752   $       1,944
  Deposits with HSBC as Collateral
    for Swap Contracts Outstanding TRY                    8,048           6,098
  Deposits with JPMorgan Chase as
    Collateral for Swap Contracts
    Outstanding                                           2,992           2,992
  Deposits with JPMorgan Chase as
    Collateral for Swap Contracts
    Outstanding                                           1,047           1,047
  Deposits with Merrill Lynch as
    Collateral for Swap Contracts
    Outstanding                                             243             243
  Deposits with Standard Bank as
    Collateral for Swap Contracts
    Outstanding                                           4,500           4,500
  Deposits with Standard Bank as
    Collateral for Swap Contracts
    Outstanding                                             175             175
  Deposits with Standard Bank as
    Collateral for Swap Contracts
    Outstanding                                              72              71
                                                                  --------------
Total Deposit with Counterparty as
  Collateral for Swap Contracts
  (Cost $23,322) ($ Thousands)                                           23,524
                                                                  --------------
CORPORATE OBLIGATIONS (D) -- 1.8%

UNITED STATES -- 1.8%
  American General Finance (A) (B)
      5.370%, 06/15/07                                    1,091           1,091
  Bear Stearns EXL (B)
      5.360%, 06/15/07                                    1,339           1,339
  Countrywide Financial Services
    MTN (B)
      5.430%, 06/27/07                                      451             451
  Countrywide Financial Services MTN,
    Ser A (B)
      5.440%, 08/06/07                                    1,128           1,128
  Irish Life & Permanent MTN, Ser X
    (A) (B)
      5.360%, 06/21/07                                    1,000           1,000
  Jackson National Life Funding (A) (B)
      5.320%, 06/01/07                                    1,655           1,655
  Morgan Stanley EXL (B)
      5.400%, 06/04/07                                      263             263
  Morgan Stanley EXL, Ser S (B)
      5.360%, 06/04/07                                      376             376
  Nationwide Building Society (A) (B)
      5.410%, 06/28/07                                      414             414
      5.370%, 06/07/07                                      752             752
  Northern Rock (A) (B)
      5.380%, 06/04/07                                      775             775
--------------------------------------------------------------------------------
224           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
  Premium Asset Trust, Ser 2004-10
    (A) (B)
      5.380%, 06/15/07                                    1,053   $       1,053
  SLM EXL MTN (B)
      5.320%, 06/15/07                                      828             828
  Skandinav Enskilda Bank (A) (B)
      5.320%, 06/18/07                                      827             828
  Stanfield Victoria MTN (A)
      5.450%, 06/11/07                                      752             752
  UniCredito Italiano Bank (A) (B)
      5.350%, 07/11/07                                    1,881           1,881
                                                                  --------------
Total Corporate Obligations
  (Cost $14,586) ($ Thousands)                                           14,586
                                                                  --------------
ASSET-BACKED SECURITY (A) (B) (D) -- 0.1%

UNITED STATES -- 0.1%
  Duke Funding, Ser 2004-6B,
    Cl A1S1
      5.420%, 07/09/07                                      564             564
                                                                  --------------
Total Asset-Backed Security
  (Cost $564) ($ Thousands)                                                 564
                                                                  --------------
LOAN PARTICIPATIONS -- 1.4%

INDONESIA -- 0.3%
  Star Energy Mezzanine Note
      0.000%, 04/01/08                                    2,300           2,300
                                                                  --------------
NIGERIA -- 0.0%
  PPMC GTEE Note (J) (K)
      0.000%, 09/27/07                                      270             270
                                                                  --------------
TURKEY -- 1.0%
  Cukurova, Ser A
      0.000%, 05/01/08                                    4,450           4,450
  Cukurova, Ser B
      0.000%, 05/01/12                                    3,850           3,850
                                                                  --------------
                                                                          8,300
UNITED STATES -- 0.1%
  Baja Ferries
      5.100%, 01/26/17                                      313             313
                                                                  --------------
Total Loan Participations
  (Cost $11,183) ($ Thousands)                                           11,183
                                                                  --------------

                                                    Number of
                                                     Warrants
                                                    ---------
WARRANTS -- 0.0%

CYPRUS -- 0.0%
  Teorema Holding, Expires 10/27/09*                         --              --
                                                                  --------------

--------------------------------------------------------------------------------
                                          Face Amount(1)/Shares   Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
MEXICO -- 0.0%
  United Mexican States,
    Expires 09/24/2007                                  140,000   $         115
                                                                  --------------
Total Warrants
  (Cost $150) ($ Thousands)                                                 115
                                                                  --------------
CASH EQUIVALENT (D) -- 2.5%

UNITED STATES -- 2.5%
  SEI Liquidity Fund, L.P.,
    5.490%**+                                        20,310,000          20,310
                                                                  --------------
Total Cash Equivalents
  (Cost $20,310) ($ Thousands)                                           20,310
                                                                  --------------
TIME DEPOSITS -- 2.2%

UNITED STATES -- 2.2%
  Brown Brothers Harriman
      7.750%, 06/01/07                                   17,508          17,508
      3.030%, 06/01/07 EUR                                    4               6
                                                                  --------------
Total Time Deposits
  (Cost $17,514) ($ Thousands)                                           17,514
                                                                  --------------
U.S. TREASURY OBLIGATION (C) (E) (L) -- 1.4%
  U.S. Treasury Bills
      5.053%, 08/23/07                                   11,700          11,576
                                                                  --------------
Total U.S. Treasury Obligation
  (Cost $11,567) ($ Thousands)                                           11,576
                                                                  --------------
COMMERCIAL PAPER (D) (E) -- 0.7%

UNITED STATES -- 0.7%
  KKR Pacific Funding Trust
      5.310%, 06/15/07                                    1,361           1,359
  OCALA Funding LLC
      5.310%, 06/19/07                                      564             563
  Rhineland Funding Capital
      5.280%, 06/06/07                                      276             276
  Thornburg Mortgage Capital
    Resources
      5.290%, 06/07/07                                    1,504           1,503
  Valour Bay Capital LLC
      5.320%, 06/11/07                                      614             613
      5.320%, 06/13/07                                    1,128           1,126
                                                                  --------------
Total Commercial Paper
  (Cost $5,440) ($ Thousands)                                             5,440
                                                                  --------------



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           225

SCHEDULE OF INVESTMENTS

May 31, 2007
--------------------------------------------------------------------------------
                                                 Face Amount(1)    Market Value
Description                                         (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (D) -- 0.1%

UNITED STATES -- 0.1%
  Barclays Bank (B)
    5.440%, 06/11/07                                        376   $         376
  CC USA (A)
    5.520%, 06/18/07                                        752             752
                                                                  --------------
Total Certificates of Deposit
  (Cost $1,128) ($ Thousands)                                             1,128
                                                                  --------------

MASTER NOTE (D) (E) -- 0.1%
  Bear Stearns
    5.430%, 06/01/07                                        752             752
                                                                  --------------
Total Master Note
  (Cost $752) ($ Thousands)                                                 752
                                                                  --------------

REPURCHASE AGREEMENTS (D) (F) -- 1.2%
  Barclays Capital
    5.280%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $259,302
    (collateralized by a U.S. Government
    obligation, par value $264,477,
    0.000%, 06/01/07,
    total market value $264,450)                            259             259
  Deutsche Bank
    5.300%, dated 05/31/07, to be
    repurchased on 06/01/07,
    repurchase price $740,313
    (collateralized by U.S. Government
    obligations, ranging in par value
    $4,092-$243,716, 4.000%-6.000%,
    02/01/08-11/04/20,
    total market value $755,011)                            740             740
  Lehman Brothers
    5.300%, dated 05/31/07,
    to be repurchased on 06/01/07,
    repurchase price $8,275,521
    (collateralized by U.S.
    Government obligations,
    ranging in par value
    $1,748,157- $14,327,039,
    3.875%-8.875%, 06/15/08-
    03/15/31, total market value
    $8,439,798)                                           8,274           8,274
                                                                  --------------
Total Repurchase Agreements
  (Cost $9,273) ($ Thousands)                                             9,273
                                                                  --------------
Total Investments -- 102.9%
  (Cost $799,447) ($ Thousands)                                   $     827,174
                                                                  ==============

A summary of the open futures contracts held by the Fund at May 31, 2007, is as follows (See Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                    NUMBER OF                      UNREALIZED
         TYPE OF                    CONTRACTS     EXPIRATION      APPRECIATION
        CONTRACT                   LONG (SHORT)      DATE         ($ THOUSANDS)
--------------------------------------------------------------------------------
U.S. Long Treasury Bond                (53)        Jun-2007            $    161
                                                                       ========

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
                             CURRENCY             CURRENCY        APPRECIATION
       MATURITY             TO DELIVER           TO RECEIVE      (DEPRECIATION)
         DATE               (THOUSANDS)         (THOUSANDS)      ($ THOUSANDS)
--------------------------------------------------------------------------------
6/4/07                   BRL        24,417   USD        12,531        $    (117)
6/4/07-7/3/07            USD        19,129   BRL        38,203              639
6/4/07-7/26/07           TRY         5,891   USD         4,313             (122)
6/19/07                  USD         4,500   MXP        49,523              105
6/28/07                  PLZ         8,808   USD         3,059              (51)
6/28/07-7/23/07          USD        12,513   PLZ        35,214              (80)
6/29/07-10/19/07         EUR        12,952   USD        17,644              147
7/10/07                  USD           148   NGN        19,272                3
7/16/07-10/25/07         USD         3,649   RUB        95,127               35
7/18/07                  USD         5,300   HUF       965,763             (109)
7/26/07                  USD         1,800   TRY         2,572              117
                                                                      ---------
                                                                      $     567
                                                                      =========

A summary of outstanding swap agreements held by the Fund at February 28, 2007, is as follows:

-----------------------------------------------------------------------------------------------------------
                                             TOTAL RETURN SWAPS
-----------------------------------------------------------------------------------------------------------
                                                                                            NET UNREALIZED
                                                                               NOTIONAL      APPRECIATION
                                                                EXPIRATION      AMOUNT      (DEPRECIATION)
DESCRIPTION                                                        DATE       (THOUSANDS)    ($ THOUSANDS)
-----------------------------------------------------------------------------------------------------------
Receive payment at maturity on the Brazilian CDI Index times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment
  period. (Counterparty: Merrill Lynch)                           08/15/10            400        $      47

Receive payment at maturity on the Brazilian CDI Index times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment
  period. (Counterparty: JPMorgan Chase)                          08/15/10   BRL    4,450              477

Receive payment at maturity on the Brazilian CDI Index times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment
  period. (Counterparty: JPMorgan Chase)                          05/15/11   BRL    1,577              156

Receive payment at maturity on the Brazilian CDI Index times the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment
  period. (Counterparty: Goldman Sachs)                           01/01/17   BRL    3,700               22

Receive payment at maturity on the Nigerian NGN Index times
  the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment
  period. (Counterparty: Standard Bank)                           01/04/08   NGN   24,630                9

Receive payment at maturity on the Nigerian NGN Index times
  the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment
  period. (Counterparty: Standard Bank)                           12/20/08   NGN    9,152                7

Receive payment at maturity on the Gazprom times the notional amount. Fund receives payment if the return on the spread
  appreciates over the payment period and pays if the return on the spread depreciates over the payment period.
  (Counterparty: Standard Bank)                                   05/17/08          4,500               --

--------------------------------------------------------------------------------
226           SEI Institutional Investments Trust / Annual Report / May 31, 2007

-----------------------------------------------------------------------------------------------------------
                                                                                            NET UNREALIZED
                                                                               NOTIONAL     APPRECIATION
                                                                EXPIRATION      AMOUNT      (DEPRECIATION)
DESCRIPTION                                                        DATE       (THOUSANDS)   ($ THOUSANDS)
-----------------------------------------------------------------------------------------------------------
Receive payment at maturity on the Turkish TRY Index times
  the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment
  period. (Counterparty: Credit Suisse First Boston)              03/07/12   TRY    1,300        $      66

Receive payment at maturity on the Turkish TRY Index times
  the notional amount. Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment
  period. (Counterparty: HSBC Bank)                               03/07/12          8,300              538
                                                                                                 ---------
                                                                                                 $   1,322
                                                                                                 =========

-----------------------------------------------------------------------------------------------------------
                                            CREDIT DEFAULT SWAPS
-----------------------------------------------------------------------------------------------------------
                                                                                            NET UNREALIZED
                                                                               NOTIONAL      APPRECIATION
                                                                EXPIRATION      AMOUNT      (DEPRECIATION)
DESCRIPTION                                                        DATE       (THOUSANDS)   ($ THOUSANDS)
-----------------------------------------------------------------------------------------------------------
Fund receives quarterly payment of 0.4000%(1.600% per annum)
  times the notional amount of JSC Gazprom, 8.625%, 04/28/34.
  Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined deliverable obligation.
  (Counterparty: Credit Suisse First Boston)                      08/20/16            600        $      26

Fund receives semi-annual payment of 2.8750%(5.750% per
  annum) times the notional amount of Naftogaz Ukrainy,
  8.125%,09/30/09. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Credit Suisse First
  Boston)                                                         12/20/07            940               47

Fund receives semi-annual payment of 2.8750%(5.750% per
  annum) times the notional amount of Naftogaz Ukrainy,
  8.125%,09/30/09. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Credit Suisse First
  Boston)                                                         12/20/08            940               72

Fund receives semi-annual payment of 2.8750%(5.750% per
  annum) times the notional amount of Naftogaz Ukrainy,
  8.125%,09/30/09. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Credit Suisse First
  Boston)                                                         12/20/09          2,400              221

Fund receives semi-annual payment of 2.6000%(5.200% per
  annum) times the notional amount of Naftogaz Ukrainy,
  8.125%,09/30/09. Upon a defined credit event, Fund pays the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: Credit Suisse First
  Boston)                                                         02/20/12            600               46

Fund receives semi-annual payment of 0.8100%(1.620% per
  annum) times the notional amount of Republic of Turkey,
  11.875%,01/15/30. Upon a defined credit event, Fund pays
  the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: JPMorgan Chase)          02/12/12          8,000              140

Fund receives semi-annual payment of 0.9600%(1.920% per
  annum) times the notional amount of Republic of Turkey,
  11.875%,01/15/30. Upon a defined credit event, Fund pays
  the notional amount and takes receipt of the defined
  deliverable obligation. (Counterparty: JPMorgan Chase)          03/20/12          3,400               96
                                                                                                 ---------
                                                                                                 $     648
                                                                                                 =========

-----------------------------------------------------------------------------------------------------------
                                            INTEREST RATE SWAPS
-----------------------------------------------------------------------------------------------------------
                                                                                            NET UNREALIZED
                                                                               NOTIONAL      APPRECIATION
                                                                EXPIRATION      AMOUNT      (DEPRECIATION)
DESCRIPTION                                                        DATE       (THOUSANDS)   ($ THOUSANDS)
-----------------------------------------------------------------------------------------------------------
Receive fixed rate of 10.880% and pay floating rate, rate
  based on BRL CDI Index. (Counterparty: Lehman Brothers)         01/02/12   BRL    4,400        $      37

Receive fixed rate of 11.093% and pay floating rate, rate
  based on BRL CDI Index. (Counterparty: Lehman Brothers)         01/02/12   BRL   11,800              131
                                                                                                 ---------
                                                                                                 $     168
                                                                                                 =========

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $804,036 ($ Thousands).

*     Non-Income Producing Security

**    Rate shown is the 7-day effective yield as of May 31, 2007.

+     Affiliated security

(1)   In U.S. dollars unless otherwise indicated.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007. The date reported on the Schedule of Investments is the next reset date.

(C) This security or a partial position of this security is on loan at May 31, 2007 (see Note 9). The total value of securities on loan at May 31, 2007 was $49,859 ($Thousands).

(D) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2007 was $52,053 ($ Thousands).

(E)   The rate reported is the effective yield at time of purchase.

(F)   Tri-Party Repurchase Agreement

(G) Cash on loan to swap counterparty as collateral for outstanding swap contracts.

(H) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on May 31, 2007. The coupon on a step bond changes on a specified date.

(I)   Security in default on interest payments.

(J) Securities considered illiquid. The total value of such securities as of May 31, 2007 was $1,762 ($ Thousands) and represented 0.22% of Net Assets.

(K) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2007 was $270 ($ Thousands) and represented 0.03% of net assets.

(L) Security, or portion thereof, has been pledged as collateral on open futures contracts.

BRL -- Brazilian Real
Cl -- Class
COP -- Chilean Peso
EUR -- Euro
EXL -- Extendable Maturity
FLIRB -- Front Loaded Interest Reduction Bond
HUF -- Hungarian Forint
IDR -- Indonesian Rupiah
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
MXP -- Mexican Peso
MYR -- Malaysian Ringgit
NGN -- Nigerian Naira
PIK -- Payment-in-Kind
PLZ -- Polish Zloty
RUB -- Russian Ruble
Ser -- Series
TRY -- New Turkish Lira
USD -- U.S. Dollar
UYU -- Uruguay Peso
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           227

SCHEDULE OF INVESTMENTS

Real Return Plus Fund
May 31, 2007
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

98.3%    U.S. Treasury Obligations
 1.7%    Short-Term Investments

++Percentages based on total investments.

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 96.2%
  U.S. Treasury Bills (A) (C)
    4.974%, 06/07/07                             $        9,083   $       9,076
    4.905%, 07/19/07                                      1,495           1,485
  U.S. Treasury Bonds (B)
    2.500%, 07/15/16                                     16,878          16,874
    2.375%, 04/15/11                                     18,690          18,584
    2.000%, 07/15/14 to 01/15/16                         40,106          38,688
    1.875%, 07/15/13 to 07/15/15                         18,388          17,725
    0.875%, 04/15/10                                     15,760          15,018
  U.S. Treasury Notes (B)
    4.250%, 01/15/10                                        390             408
    3.875%, 01/15/09                                     17,754          18,104
    3.500%, 01/15/11                                        393             407
    3.375%, 01/15/12                                      5,312           5,514
    3.000%, 07/15/12                                     27,552          28,245
    2.375%, 01/15/17                                     12,703          12,542
    2.000%, 04/15/12 to 01/15/14                         14,720          14,264
    1.625%, 01/15/15                                     17,425          16,351
                                                                  --------------
Total U.S. Treasury Obligations
  (Cost $215,970) ($ Thousands)                                         213,285
                                                                  --------------

CASH EQUIVALENT -- 1.7%
  SEI Daily Income Trust,
    Prime Obligation Fund,
    Cl A, 5.330%*+                                    3,701,081           3,701
                                                                  --------------
Total Cash Equivalent
  (Cost $3,701) ($ Thousands)                                             3,701
                                                                  --------------
Total Investments -- 97.9%
  (Cost $219,671) ($ Thousands)                                   $     216,986
                                                                  ==============


A summary of the open futures contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                      NUMBER OF                   APPRECIATION
        TYPE OF                       CONTRACTS     EXPIRATION   (DEPRECIATION)
        CONTRACT                     LONG (SHORT)      DATE       ($ THOUSANDS)
--------------------------------------------------------------------------------
Australia 10 Year Bond Index             (117)       Jun-2007         $     194
Amsterdam Index                            22        Jun-2007                61
CAC40 10 Euro                             (40)       Jun-2007               (64)
Canadian 10 Year Bond Index              (198)       Sep-2007                86
DAX Index                                  (1)       Jun-2007                45
DJ Euro Stoxx 50 Index                     (8)       Jun-2007               (17)
Euro-Bond                                  55        Jun-2007               (67)
Euro-Schatz                              (136)       Jun-2007                 5
FTSE 100 Index                            (50)       Jun-2007              (401)
IBEX 35 Plus Index                        (10)       Jun-2007               (65)
Hang Seng Index                            46        Jun-2007                29
Japan 10 Year Bond Index                   12        Jun-2007              (153)
Long Gilt 10 Year Index                    41        Sep-2007               (17)
S&P 500 Index                              24        Jun-2007               592
S&P/MIB Index                              --        Jun-2007                 4
S&P/TSE 60 Index                          (23)       Jun-2007              (144)
SPI 200 Index                             (36)       Jun-2007              (316)
Topix Index                                13        Jun-2007               112
U.S. 10 Year Treasury Note                 76        Sep-2007               (21)
U.S. Long Treasury Bond                    46        Sep-2007               (22)
                                                                      ----------
                                                                      $    (159)
                                                                      ==========

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2007, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
                               CURRENCY          CURRENCY         APPRECIATION
        MATURITY              TO DELIVER        TO RECEIVE       (DEPRECIATION)
          DATE               (THOUSANDS)        (THOUSANDS)       ($ THOUSANDS)
--------------------------------------------------------------------------------
6/20/07                  HKD           403   USD            52        $      --
6/20/07                  JPY     2,879,422   USD        24,430              727
6/20/07                  NOK         9,515   USD         1,592               15
6/20/07                  USD         1,575   DKK         8,648              (12)
6/20/07                  USD            52   HKD           403               --
6/20/07                  USD         1,632   NOK        10,011               28
6/20/07                  USD         6,563   SEK        44,898              (59)
6/20/07                  USD         2,509   SGD         3,819               (8)
6/20/07-9/19/07          AUD        13,108   USD        10,768              (69)
6/20/07-9/19/07          CAD        17,872   USD        15,984             (762)
6/20/07-9/19/07          CHF        33,007   USD        27,238              197
6/20/07-9/19/07          EUR         7,926   USD        10,579              (96)
6/20/07-9/19/07          GBP         3,449   USD         6,763              (58)
6/20/07-9/19/07          NZD        19,606   USD        14,144             (287)
6/20/07-9/19/07          SEK        63,298   USD         9,160              (22)
6/20/07-9/19/07          USD        15,958   AUD        20,239              772
6/20/07-9/19/07          USD        11,585   CAD        12,600              218
6/20/07-9/19/07          USD        13,171   CHF        16,105                1
6/20/07-9/19/07          USD        15,614   EUR        11,548              (49)
6/20/07-9/19/07          USD        15,989   GBP         8,143              111
6/20/07-9/19/07          USD        17,670   JPY     2,067,000             (578)
6/20/07-9/19/07          USD        18,069   NZD        25,817              903
                                                                      ----------
                                                                      $     972
                                                                      ==========




--------------------------------------------------------------------------------
228           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $221,531 ($ Thousands).

*     Rate shown is the 7-day effective yield as of May 31, 2007.

+     Affiliated security

(A)   The rate reported is the effective yield at time of purchase.

(B)   Treasury Inflation Index Notes

(C) Security, or portion thereof, has been pledged as collateral on open futures contracts.

AUD -- Australian Dollar
CAD -- Canadian Dollar
CHF -- Swiss Franc
Cl -- Class
DKK -- Danish Krone
EUR -- Euro
GBP -- British Pound Sterling
HKD -- Hong Kong Dollar
JPY -- Japanese Yen
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
SEK -- Swedish Krona
SGD -- Singapore Dollar
USD -- U.S. Dollar
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           229

Statements of Assets and Liabilities ($ Thousands)

May 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    LARGE CAP            LARGE CAP
                                                                                                  DIVERSIFIED          DISCIPLINED
                                                                                LARGE CAP               ALPHA               EQUITY
                                                                                     FUND                FUND                 FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments at value+                                                      $ 701,498*           $498,774           $8,126,189*
     Affiliated investment, at value++                                             29,380              13,302              308,276
     Repurchase agreements+                                                        10,676                  --               71,019
     Cash                                                                              39                 213                   --
     Foreign currency, at value+++                                                     --                  --                   --
     Restricted cash held for swaps                                                    --                  --                3,105
     Restricted cash held for securities sold short                                    --                 639                   --
     Receivable for investment securities sold                                     27,015               2,757               70,260
     Dividends and interest receivable                                              1,175                 835               17,683
     Receivable for fund shares sold                                                  410              15,447              122,248
     Receivable for variation margin                                                  154                  18                  487
     Foreign tax reclaim receivable                                                     4                  --                   --
     Unrealized gain on foreign spot currency contracts                                --                  --                   --
     Unrealized gain on forward foreign currency contracts                             --                  --                2,517
     Swap contracts at value++++                                                       --                  --                   --
     Prepaid expenses                                                                   6                   1                   44
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                 770,357             531,986            8,721,828
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable upon return on securities loaned                                      59,927                  --              398,629
     Payable for fund shares redeemed                                              12,136               3,082               84,475
     Payable for investment securities purchased                                    3,986              22,251              396,443
     Payable for securities sold short#                                                --              52,264                   --
     Payable to custodian                                                              --                  --                  405
     Payable for variation margin                                                     129                  62                1,293
     Overdraft of foreign currency, at value+++                                        --                   7                   --
     Unrealized loss on foreign spot currency contracts                                --                  --                   --
     Unrealized loss on forward foreign currency contracts                             --                  --                1,576
     Reverse repurchase agreements                                                     --                  --                   --
     Swap contracts at value++++                                                       --                 229                4,107
     Investment advisory fees payable                                                 153                 108                1,291
     Trustees fees payable                                                              2                   1                   22
     Accrued expense payable                                                           30                  28                  375
     Accrued foreign capital gains tax on appreciated securities                       --                  --                   --
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                             76,363              78,032              888,616
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                                 $ 693,994            $453,954           $7,833,212
------------------------------------------------------------------------------------------------------------------------------------
   + Cost of investments and repurchase agreements                                561,104             450,753            7,169,294
  ++ Cost of affiliated investments                                                29,380              13,302              308,276
 +++ Cost of foreign currency                                                          --                  (7)                  --
++++ Premiums received                                                                 --                (318)              (5,124)
   # Proceeds from securities sold short                                               --             (49,046)                  --
   * Includes market value of securities on loan                                   57,964                  --              387,291
NET ASSETS:
     Paid-in-Capital -- (unlimited authorization -- no par value)               $ 712,174            $394,622           $6,429,221
     Undistributed (distributions in excess of) net investment income               2,077               1,914               34,310
     Accumulated net realized gain (loss) on investments,
       option contracts, swaptions, futures, securities
       sold short, swap contracts and foreign currency                           (171,948)              5,978              198,175
     Net unrealized appreciation on investments,
       securities sold short, option contracts and swaptions                      151,070              44,803            1,027,914
     Net unrealized appreciation on futures contracts                                 621               6,548              141,542
     Net unrealized appreciation on swap contracts                                     --                  89                1,017
     Net unrealized appreciation on forward foreign currency
       contracts, foreign currencies and translation of other
       assets and liabilities denominated in foreign currencies                        --                  --                1,033
     Accumulated foreign capital gains tax on appreciated securities                   --                  --                   --
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                                 $ 693,994            $453,954           $7,833,212
------------------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A                                               $   20.31            $  11.94           $    14.38
                                                                           ($693,993,882/      ($453,954,022/     ($7,833,212,297/
                                                                        34,176,153 shares)  38,030,608 shares)  544,905,703 shares)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
230           SEI Institutional Investments Trust / Annual Report / May 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         SMALL/MID
                                                                              LARGE CAP                                        CAP
                                                                                  INDEX            SMALL CAP                EQUITY
                                                                                   FUND                 FUND                  FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments at value+                                                     $429,620*          $2,353,295*           $1,981,535*
     Affiliated investment, at value++                                           23,119              292,337               238,433
     Repurchase agreements+                                                       8,118              112,172                81,016
     Cash                                                                            --                2,790                   560
     Foreign currency, at value+++                                                   --                   45                    36
     Restricted cash held for swaps                                                  --                   --                    --
     Restricted cash held for securities sold short                                  --                   --                    --
     Receivable for investment securities sold                                    2,194               17,382                23,238
     Dividends and interest receivable                                              747                1,438                 1,475
     Receivable for fund shares sold                                                187                8,696                24,718
     Receivable for variation margin                                                  3                   54                   213
     Foreign tax reclaim receivable                                                  --                    2                    --
     Unrealized gain on foreign spot currency contracts                              --                   --                    --
     Unrealized gain on forward foreign currency contracts                           --                   --                    --
     Swap contracts at value++++                                                     --                   --                    --
     Prepaid expenses                                                                 3                   15                    10
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                               463,991            2,788,226             2,351,234
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable upon return on securities loaned                                    45,564              629,616               454,742
     Payable for fund shares redeemed                                               367                3,731                 7,362
     Payable for investment securities purchased                                  1,089               16,986                22,555
     Payable for securities sold short#                                              --                   --                    --
     Payable to custodian                                                            --                   --                    --
     Payable for variation margin                                                     4                   --                    --
     Overdraft of foreign currency, at value+++                                      --                   --                    --
     Unrealized loss on foreign spot currency contracts                              --                   --                    --
     Unrealized loss on forward foreign currency contracts                           --                    5                     3
     Reverse repurchase agreements                                                   --                   --                    --
     Swap contracts at value++++                                                     --                   --                    --
     Investment advisory fees payable                                                14                  927                   728
     Trustees fees payable                                                            1                    6                     5
     Accrued expense payable                                                         19                   98                    93
     Accrued foreign capital gains tax on appreciated
       securities                                                                    --                   --                    --
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                           47,058              651,369               485,488
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                                $416,933           $2,136,857            $1,865,746
------------------------------------------------------------------------------------------------------------------------------------
   + Cost of investments and repurchase agreements                              291,459            2,076,628             1,771,426
  ++ Cost of affiliated investments                                              23,076              292,337               238,433
 +++ Cost of foreign currency                                                        --                   45                    34
++++ Premiums received                                                               --                   --                    --
   # Proceeds from securities sold short                                             --                   --                    --
   * Includes market value of securities on loan                                 44,322              610,514               442,451
NET ASSETS:
     Paid-in-Capital -- (unlimited authorization -- no
       par value)                                                              $268,170           $1,651,692            $1,492,171
     Undistributed (distributions in excess of) net investment
       income                                                                     1,304                1,444                 1,671
     Accumulated net realized gain (loss) on investments,
       option contracts, swaptions, futures, securities
       sold short,  swap contracts and foreign currency                             582               94,300                77,409
     Net unrealized appreciation on investments,
       securities sold short, option contracts and swaptions                    146,322              388,839               291,125
     Net unrealized appreciation on futures contracts                               555                  582                 3,369
     Net unrealized appreciation on swap contracts                                   --                   --                    --
     Net unrealized appreciation on forward foreign currency
       contracts, foreign currencies and translation of other
       assets and liabilities denominated in foreign currencies                      --                   --                     1
     Accumulated foreign capital gains tax on appreciated
       securities                                                                    --                   --                    --
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                                $416,933           $2,136,857            $1,865,746
------------------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, Offering and Redemption                                  $ 135.30           $    16.44            $    14.95
       Price Per Share -- Class A
                                                                         ($416,933,467/     ($2,136,856,814/      ($1,865,746,321/
                                                                       3,081,625 shares)  129,958,172 shares)   124,785,504 shares)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                                                                             INTERNATIONAL         WORLD EQUITY
                                                                                    EQUITY                EX-US
                                                                                      FUND                 FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments at value+                                                      $2,026,956*          $2,154,838*
     Affiliated investment, at value++                                             167,045              123,924
     Repurchase agreements+                                                         64,073               36,562
     Cash                                                                           42,092               46,598
     Foreign currency, at value+++                                                   7,374               10,649
     Restricted cash held for swaps                                                     --                   --
     Restricted cash held for securities sold short                                     --                   --
     Receivable for investment securities sold                                     102,611               33,712
     Dividends and interest receivable                                               9,220                8,142
     Receivable for fund shares sold                                                 4,086              122,854
     Receivable for variation margin                                                 1,507                1,928
     Foreign tax reclaim receivable                                                    633                  431
     Unrealized gain on foreign spot currency contracts                                  6                    8
     Unrealized gain on forward foreign currency contracts                           7,816                5,059
     Swap contracts at value++++                                                       926                  890
     Prepaid expenses                                                                   13                    9
-----------------------------------------------------------------------------------------------------------------
     Total Assets                                                                2,434,358            2,545,604
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable upon return on securities loaned                                      359,644              205,222
     Payable for fund shares redeemed                                              131,392               20,827
     Payable for investment securities purchased                                   128,258              261,087
     Payable for securities sold short#                                                 --                   --
     Payable to custodian                                                               --                   --
     Payable for variation margin                                                       15                  155
     Overdraft of foreign currency, at value+++                                         --                   --
     Unrealized loss on foreign spot currency contracts                                  5                   16
     Unrealized loss on forward foreign currency contracts                           7,197                3,648
     Reverse repurchase agreements                                                  16,356                   --
     Swap contracts at value++++                                                        --                   --
     Investment advisory fees payable                                                  614                  977
     Trustees fees payable                                                               5                    5
     Accrued expense payable                                                           207                  291
     Accrued foreign capital gains tax on appreciated
       securities                                                                       31                  362
-----------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                             643,724              492,590
-----------------------------------------------------------------------------------------------------------------
     Net Assets                                                                 $1,790,634           $2,053,014
-----------------------------------------------------------------------------------------------------------------
   + Cost of investments and repurchase agreements                               1,735,795            1,879,818
  ++ Cost of affiliated investments                                                167,045              123,924
 +++ Cost of foreign currency                                                        7,298               10,399
++++ Premiums received                                                                (307)                (469)
   # Proceeds from securities sold short                                                --                   --
   * Includes market value of securities on loan                                   353,477              197,529
NET ASSETS:
     Paid-in-Capital -- (unlimited authorization -- no
       par value)                                                               $1,241,926           $1,588,459
     Undistributed (distributions in excess of) net investment
       income                                                                       24,835               25,183
     Accumulated net realized gain (loss) on investments,
       option contracts, swaptions, futures, securities
       sold short, swap contracts and foreign currency                             158,706              112,549
     Net unrealized appreciation on investments,
       securities sold short, option contracts and swaptions                       355,234              311,582
     Net unrealized appreciation on futures contracts                                8,289               12,648
     Net unrealized appreciation on swap contracts                                   1,233                1,359
     Net unrealized appreciation on forward foreign currency
       contracts, foreign currencies and translation of other
       assets and liabilities denominated in foreign currencies                        442                1,596
     Accumulated foreign capital gains tax on appreciated
       securities                                                                      (31)                (362)
-----------------------------------------------------------------------------------------------------------------
     Net Assets                                                                 $1,790,634           $2,053,014
-----------------------------------------------------------------------------------------------------------------
     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A                                               $    14.27           $    15.96
                                                                          ($1,790,633,572/     ($2,053,013,808/
                                                                        125,446,265 shares)  128,663,672 shares)
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           231

Statements of Assets and Liabilities ($ Thousands)

May 31, 2007

------------------------------------------------------------------------------------------------------------------------------------

                                                                                ENHANCED                  CORE           HIGH YIELD
                                                                                  INCOME          FIXED INCOME                 BOND
                                                                                    FUND                  FUND                 FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
       Investments at value+                                                    $117,059            $6,666,981*          $1,253,908*
       Affiliated investment, at value++                                           7,092               478,083              117,965
       Repurchase agreements+                                                        700               841,799               33,791
       Cash                                                                           --                    --                  529
       Foreign currency, at value+++                                                  --                 2,322                   --
       Restricted cash held for swaps                                                 --                    --                   --
       Restricted cash held for securities sold short                                 --                    --                   --
       Receivable for investment securities sold                                   4,034               328,291               20,728
       Dividends and interest receivable                                             843                40,135               20,901
       Receivable for fund shares sold                                                --                75,098               29,718
       Receivable for variation margin                                                21                 2,252                   --
       Foreign tax reclaim receivable                                                  1                   242                    8
       Unrealized gain on foreign spot currency contracts                             --                    --                   --
       Unrealized gain on forward foreign currency contracts                       1,213                   178                   --
       Swap contracts at value ++++                                                   --                    --                   --
       Prepaid expenses                                                               --                    39                    4
------------------------------------------------------------------------------------------------------------------------------------
       Total Assets                                                              130,963             8,435,420            1,477,552
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
       Payable upon return on securities loaned                                       --             1,111,358              189,668
       Payable for fund shares redeemed                                               --                66,589                3,549
       Income distribution payable                                                    --                   670                  166
       Payable for investment securities purchased                                 6,506             1,356,087               41,851
       Payable to custodian                                                           51                   447                   --
       Payable for variation margin                                                    1                   866                   --
       Overdraft of foreign currency, at value+++                                     --                    --                   --
       Unrealized loss on foreign spot currency contracts                             --                    --                   --
       Unrealized loss on forward foreign currency contracts                         893                   816                   --
       Reverse repurchase agreements                                                  --                    --                   --
       Swap contracts at value++++                                                    29                   773                   --
       Options written, at value+++++                                                 --                    55                   --
       Swaptions#                                                                     --                 2,779                   --
       Investment advisory fees payable                                               39                   533                  329
       Trustees fees payable                                                          --                    17                    3
       Accrued expense payable                                                        14                   303                   62
------------------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                                           7,533             2,541,293              235,628
------------------------------------------------------------------------------------------------------------------------------------
       Net Assets                                                               $123,430            $5,894,127           $1,241,924
------------------------------------------------------------------------------------------------------------------------------------
    +  Cost of investments and repurchase agreements                             117,940             7,550,135            1,260,248
   ++  Cost of affiliated investments                                              7,092               478,083              117,965
  +++  Cost of foreign currency                                                       --                 1,894                   --
 ++++  Premiums received/paid                                                         14                  (630)                  --
+++++  Premiums received                                                              --                  (105)                  --
    #  Premiums received                                                              --                (3,050)                  --
    *  Includes market value of securities on loan                                    --             1,069,407              177,671
NET ASSETS:
       Paid-in-Capital -- (unlimited authorization -- no par value)             $121,746            $5,991,284           $1,209,544
       Undistributed (distributions in excess of) net investment
         income                                                                    1,322                   179                  283
       Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures, securities sold short,
         swap contracts and foreign currency                                         207               (49,746)               4,646
       Net unrealized appreciation (depreciation) on investments,
         securities sold short, option contracts and swaptions                      (181)              (41,034)              27,451
       Net unrealized appreciation (depreciation) on futures
         contracts                                                                    59                (6,206)                  --
       Net unrealized appreciation (depreciation) on swap contracts                  (43)                 (143)                  --
       Net unrealized appreciation (depreciation) on forward
         foreign currency contracts, foreign currencies and
         translation of other assets and liabilities denominated
         in foreign currencies                                                       320                  (207)                  --
------------------------------------------------------------------------------------------------------------------------------------
       Net Assets                                                               $123,430            $5,894,127           $1,241,924
------------------------------------------------------------------------------------------------------------------------------------
       Net Asset Value, Offering and Redemption Price Per Share --
         Class A                                                                $  10.14            $     9.99           $    10.33

                                                                          ($123,429,621/      ($5,894,127,295/     ($1,241,924,264/
                                                                       12,175,740 shares)   589,905,765 shares)  120,174,981 shares)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
232           SEI Institutional Investments Trust / Annual Report / May 31, 2007

----------------------------------------------------------------------------------------------------------------------------------

                                                                 LONG            EXTENDED            EMERGING         REAL RETURN
                                                             DURATION            DURATION             MARKETS                PLUS
                                                                 FUND                FUND           DEBT FUND                FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
       Investments at value+                                 $186,517            $397,335            $797,591*           $213,285
       Affiliated investment, at value++                        6,741              18,213              20,310               3,701
       Repurchase agreements+                                      --                  --               9,273                  --
       Cash                                                        20                  --               7,912                  --
       Foreign currency, at value+++                               --                  --               3,246                  75
       Restricted cash held for swaps                              --                  --                  --                  --
       Restricted cash held for securities sold
         short                                                     --                  --                  --                  --
       Receivable for investment securities sold                  603                 725               6,285                  --
       Dividends and interest receivable                          931               1,768              11,647               1,258
       Receivable for fund shares sold                             --              14,236              29,219              18,225
       Receivable for variation margin                             --                  --                 771                  --
       Foreign tax reclaim receivable                              --                  --                 180                  --
       Unrealized gain on foreign spot currency
         contracts                                                 --                  --                   3                  --
       Unrealized gain on forward foreign currency
         contracts                                                 --                  --               1,046               2,972
       Swap contracts at value ++++                                --                  --               2,138                  --
       Prepaid expenses                                             1                   2                  --                  --
----------------------------------------------------------------------------------------------------------------------------------
       Total Assets                                           194,813             432,279             889,621             239,516
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
       Payable upon return on securities loaned                    --                  --              52,053                  --
       Payable for fund shares redeemed                            --                  --               1,519                  18
       Income distribution payable                                 --                  --                  --                  --
       Payable for investment securities purchased              5,512              26,238              31,153              15,867
       Payable to custodian                                        --               5,587                  --                  --
       Payable for variation margin                                --                  --                  --                  14
       Overdraft of foreign currency, at value+++                  --                  --                  --                  --
       Unrealized loss on foreign spot currency
         contracts                                                 --                  --                   1                  --
       Unrealized loss on forward foreign currency
         contracts                                                 --                  --                 479               2,000
       Reverse repurchase agreements                               --                  --                  --                  --
       Swap contracts at value++++                              4,643              29,707                  --                  --
       Options written, at value+++++                              --                  --                  --                  --
       Swaptions#                                                  --                  --                  --                  --
       Investment advisory fees payable                            27                  52                 324                  69
       Trustees fees payable                                        1                   1                   2                   1
       Accrued expense payable                                     14                  27                  54                  16
----------------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                       10,197              61,612              85,585              17,985
----------------------------------------------------------------------------------------------------------------------------------
       Net Assets                                            $184,616            $370,667            $804,036            $221,531
----------------------------------------------------------------------------------------------------------------------------------
    +  Cost of investments and repurchase
         agreements                                           187,112             398,417             779,137             215,970
   ++  Cost of affiliated investments                           6,741              18,213              20,310               3,701
  +++  Cost of foreign currency                                    --                  --               3,224                  70
 ++++  Premiums received/paid                                      --                  --                  --                  --
+++++  Premiums received                                           --                  --                  --                  --
    #  Premiums received                                           --                  --                  --                  --
    *  Includes market value of securities on loan                 --                  --              49,859                  --
NET ASSETS:
       Paid-in-Capital -- (unlimited authorization
         -- no par value)                                    $196,145            $413,093            $757,731            $220,281
       Undistributed (distributions in excess of)
         net investment income                                 (1,039)             (2,645)              8,879               2,128
       Accumulated net realized gain (loss) on
         investments, option contracts,
         swaptions, futures, securities sold
         short, swap contracts and foreign
         currency                                              (5,249)             (8,993)              6,825                 988
       Net unrealized appreciation (depreciation)
         on investments, securities sold short,
         option contracts and swaptions                          (595)             (1,082)             27,727              (2,685)
       Net unrealized appreciation (depreciation)
         on futures contracts                                      (3)                  1                 161                (159)
       Net unrealized appreciation (depreciation)
         on swap contracts                                     (4,643)            (29,707)              2,138                  --
       Net unrealized appreciation (depreciation)
         on forward foreign currency contracts,
         foreign currencies and translation of
         other assets and liabilities denominated
         in foreign currencies                                     --                  --                 575                 978
----------------------------------------------------------------------------------------------------------------------------------
       Net Assets                                            $184,616            $370,667            $804,036            $221,531
----------------------------------------------------------------------------------------------------------------------------------
       Net Asset Value, Offering and Redemption
         Price Per Share -- Class A                          $   9.52            $   9.24            $  10.95            $  10.10

                                                       ($184,615,709/      ($370,667,055/      ($804,035,576/      ($221,531,091/
                                                    19,386,187 shares)  40,119,192 shares)  73,422,958 shares)  21,943,131 shares)
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           233

Statements of Operations ($ Thousands)

For the year or period ended May 31, 2007

----------------------------------------------------------------------------------------------------------------

                                                                                        LARGE CAP     LARGE CAP
                                                                          LARGE CAP   DIVERSIFIED   DISCIPLINED
                                                                               FUND    ALPHA FUND   EQUITY FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                               $ 12,340       $ 4,053    $   92,972
   Dividends from Affiliated Investments(1)                                     939         1,226        12,237
   Interest Income                                                              154         2,030        64,414
   Income from Securities Lending                                               101            --           433
   Less: Foreign Taxes Withheld                                                  (7)           (5)           (1)
----------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                   13,527         7,304       170,055
----------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                   2,969         1,221        25,575
   Administration Fees                                                          371           153         3,197
   Trustee Fees                                                                   9             4            76
   Professional Fees                                                             30            14           311
   Custodian/Wire Agent Fees                                                     25            20           333
   Printing Fees                                                                 14             6           141
   Registration Fees                                                              5             8            92
   Interest Expense on Reverse Repurchase Agreements                             --            --           397
   Dividend Expense                                                              --           626            --
   Interest Expense on Short Sales                                               --           214            --
   Overdraft Fees                                                                --            --            --
   Other Expenses                                                                24             6           100
----------------------------------------------------------------------------------------------------------------
   Total Expenses                                                             3,447         2,272        30,222
----------------------------------------------------------------------------------------------------------------
   Less:
      Waiver of Investment Advisory Fees                                     (1,146)         (220)      (12,572)
      Waiver of Administration Fees                                            (371)         (153)       (3,197)
      Fees Paid Indirectly(1)                                                   (25)           --            --
----------------------------------------------------------------------------------------------------------------
   Net Expenses                                                               1,905         1,899        14,453
----------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                                     11,622         5,405       155,602
----------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Investments                                                            47,928         9,497       265,736
      Affiliated Investments                                                     --            --            --
      Securities Sold Short                                                      --        (3,466)           --
      Futures Contracts                                                       2,393         1,762        53,687
      Written Options                                                            --            --           540
      Written Swaptions                                                          --            --            --
      Swap Contracts                                                             --             1         1,852
      Foreign Currency Transactions                                              --            --            66
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
      Investments                                                            84,535        42,781       726,048
      Affiliated Investments                                                     --            --            --
      Securities Sold Short                                                      --         3,905            --
      Futures Contracts                                                         621         7,112       171,449
      Written Options                                                            --            --          (420)
      Written Swaptions                                                          --            --            --
      Swap Contracts                                                             --            99           905
      Foreign Capital Gains Tax                                                  --            --            --
      Foreign Currency and Translation of Other Assets and Liabilities
         Denominated in Foreign Currencies                                       --            --         1,086
----------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $147,099       $67,096    $1,376,551
----------------------------------------------------------------------------------------------------------------

(1) See Note 3 in the Notes to the Financial Statements.
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
234           SEI Institutional Investments Trust / Annual Report / May 31, 2007

------------------------------------------------------------------------------------------------------------------------------------

                                                                   LARGE CAP                            INTERNATIONAL  WORLD EQUITY
                                                                       INDEX  SMALL CAP  SMALL/MID CAP         EQUITY         EX-US
                                                                        FUND       FUND    EQUITY FUND           FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                         $ 6,939   $ 18,827       $ 15,412       $ 46,091      $ 35,731
   Dividends from Affiliated Investments(1)                              343      2,803          3,469          1,105         1,867
   Interest Income                                                        37        243            118          9,223         9,127
   Income from Securities Lending                                         65      1,700            892          1,038           486
   Less: Foreign Taxes Withheld                                           (1)       (52)           (36)        (1,526)       (1,977)
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                             7,383     23,521         19,855         55,931        45,234
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                              647     12,899          9,690          8,887         7,887
   Administration Fees                                                   190        992            745            880           717
   Trustee Fees                                                            5         24             18             21            17
   Professional Fees                                                      19         97             73             83            72
   Custodian/Wire Agent Fees                                              19        137             94            341           716
   Printing Fees                                                           8         44             33             38            32
   Registration Fees                                                       1          9             19             14            35
   Interest Expense on Reverse Repurchase Agreements                      --         --             --          2,163         1,482
   Dividend Expense                                                       --         --             --             --            --
   Interest Expense on Short Sales                                        --         --             --             --            --
   Overdraft Fees                                                         --         --             --             47            54
   Other Expenses                                                         14         46             31             87            78
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                        903     14,248         10,703         12,561        11,090
------------------------------------------------------------------------------------------------------------------------------------
   Less:
      Waiver of Investment Advisory Fees                                (484)    (2,539)        (2,505)        (2,938)         (232)
      Waiver of Administration Fees                                     (190)      (992)          (745)          (880)         (717)
      Fees Paid Indirectly(1)                                             --       (399)          (290)           (48)          (31)
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                          229     10,318          7,163          8,695        10,110
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                               7,154     13,203         12,692         47,236        35,124
------------------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Investments                                                      3,287    182,808         96,254        287,696       106,215
      Affiliated Investments                                               7         --             --             --            --
      Securities Sold Short                                               --         --             --             --            --
      Futures Contracts                                                  491      5,945          3,093         16,457        21,792
      Written Options                                                     --         --             --            120            73
      Written Swaptions                                                   --         --             --             --            --
      Swap Contracts                                                      --         --             --          1,220           864
      Foreign Currency Transactions                                       --        (16)           (20)         3,562         4,070
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
      Investments                                                     67,602    174,214        201,760         72,873       225,713
      Affiliated Investments                                              22         --             --             --            --
      Securities Sold Short                                               --         --             --             --            --
      Futures Contracts                                                  704        582          3,377         10,735        14,478
      Written Options                                                     --         --             --           (100)          (50)
      Written Swaptions                                                   --         --             --             --            --
      Swap Contracts                                                      --         --             --          1,574         1,823
      Foreign Capital Gains Tax                                           --         --             --              7          (253)
      Foreign Currency and Translation of Other Assets and
         Liabilities Denominated in Foreign Currencies                    --         --              1          1,119         2,091
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $79,267   $376,736       $317,157       $442,499      $411,940
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           235

Statements of Operations ($ Thousands)

For the year or period ended May 31, 2007

--------------------------------------------------------------------------------------------------------------

                                                                        ENHANCED      CORE FIXED   HIGH YIELD
                                                                          INCOME          INCOME         BOND
                                                                            FUND(2)         FUND         FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                              $    3        $    506     $  5,350
   Dividends from Affiliated Investments(1)                                  375           3,915        2,742
   Interest Income                                                         2,829         281,570       79,474
   Income from Securities Lending                                             --           1,562          392
   Less: Foreign Taxes Withheld                                               (2)             43           (1)
--------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                 3,205         287,596       87,957
--------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                  230          16,061        5,011
   Administration Fees                                                        26           2,677          511
   Trustee Fees                                                                1              65           13
   Professional Fees                                                           3             263           52
   Custodian/Wire Agent Fees                                                   4             337           56
   Printing Fees                                                               1             118           23
   Registration Fees                                                           3              57           15
   Overdraft Fees                                                             --              --           --
   Other Expenses                                                             11             101           22
--------------------------------------------------------------------------------------------------------------
   Total Expenses                                                            279          19,679        5,703
--------------------------------------------------------------------------------------------------------------
   Less:
      Waiver of Investment Advisory Fees                                     (28)         (9,505)      (1,613)
      Waiver of Administration Fees                                          (26)         (2,677)        (511)
--------------------------------------------------------------------------------------------------------------
   Net Expenses                                                              225           7,497        3,579
--------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                                   2,980         280,099       84,378
==============================================================================================================
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Investments                                                             46          26,646        5,439
      Affiliated Investments                                                  --              --           --
      Futures Contracts                                                      181          (3,536)         157
      Written Options                                                         --           2,107           --
      Written Swaptions                                                       --              47           --
      Swap Contracts                                                           6             (47)          --
      Foreign Currency Transactions                                           25            (433)          --
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
      Investments                                                           (181)         38,863       27,791
      Affiliated Investments                                                  --              --           --
      Futures Contracts                                                       59          (1,421)          46
      Written Options                                                         --             (23)          --
      Written Swaptions                                                       --             271           --
      Swap Contracts                                                         (43)            (13)          --
      Foreign Currency and Translation of Other Assets and Liabilities
         Denominated in Foreign Currencies                                   320             273           --
--------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $3,393        $342,833     $117,811
==============================================================================================================

(1) See Note 3 in the Notes to Financial Statements.
(2) Commenced operations on December 14, 2006.
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
236           SEI Institutional Investments Trust / Annual Report / May 31, 2007

-----------------------------------------------------------------------------------------------------------------------------

                                                                              LONG      EXTENDED     EMERGING    REAL RETURN
                                                                          DURATION      DURATION      MARKETS           PLUS
                                                                              FUND          FUND    DEBT FUND        FUND(2)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                              $    --        $    --      $    10        $    --
   Dividends from Affiliated Investments(1)                                   206            320           --            408
   Interest Income                                                          9,969         16,750       41,902          4,512
   Income from Securities Lending                                              --             --           87             --
   Less: Foreign Taxes Withheld                                                --             --          (36)            --
-----------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                 10,175         17,070       41,963          4,920
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                   537            879        5,312            564
   Administration Fees                                                         89            146          312             40
   Trustee Fees                                                                 2              4            8              1
   Professional Fees                                                            9             15           32              5
   Custodian/Wire Agent Fees                                                   10             16          110              6
   Printing Fees                                                                4              7           14              2
   Registration Fees                                                           --              5           11              6
   Overdraft Fees                                                              --             --           26             --
   Other Expenses                                                              34             37           41              5
-----------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                             685          1,109        5,866            629
-----------------------------------------------------------------------------------------------------------------------------
   Less:
      Waiver of Investment Advisory Fees                                     (238)          (376)      (2,097)          (234)
      Waiver of Administration Fees                                           (89)          (146)        (312)           (40)
-----------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                               358            587        3,457            355
-----------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                                    9,817         16,483       38,506          4,565
-----------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Investments                                                            (427)          (843)       8,617            227
      Affiliated Investments                                                   --             --           --             --
      Futures Contracts                                                      (108)           208          (38)           761
      Written Options                                                          --             --           --             --
      Written Swaptions                                                        --             --           --             --
      Swap Contracts                                                       (3,442)        (6,342)       1,115             --
      Foreign Currency Transactions                                            --             --        1,815            (16)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
      Investments                                                             828            864       44,412         (2,685)
      Affiliated Investments                                                   --             --           --             --
      Futures Contracts                                                        (3)             1          161           (159)
      Written Options                                                          --             --           --             --
      Written Swaptions                                                        --             --           --             --
      Swap Contracts                                                        5,917          2,452        2,073             --
      Foreign Currency and Translation of Other Assets and Liabilities
         Denominated in Foreign Currencies                                     --             --           89            978
-----------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $12,582        $12,823      $96,750        $ 3,671
-----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           237

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

-------------------------------------------------------------------------------------------------------------
                                                                                            LARGE CAP
                                                                                           DIVERSIFIED
                                                           LARGE CAP FUND                 ALPHA FUND(3)
-------------------------------------------------------------------------------------------------------------
                                                         2007          2006             2007          2006
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income                                $  11,622   $    17,264       $   5,405      $    604
  Net Realized Gain from Investments,
    Affiliated Investments, Securities Sold Short,
    Written Options, Futures Contracts and
    Swap Contracts                                        50,321       181,097(4)        7,794           855
  Net Realized Gain (Loss) on Foreign Currency
    Transactions                                              --            --              --            --
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Affiliated
    Investments, Securities Sold Short, Written
    Options, Futures Contracts and Swap Contracts         85,156       (59,095)         53,897        (2,457)
  Net Change in Unrealized Appreciation
    (Depreciation) on Foreign Currency
    Transactions                                              --            --              --            --
-------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                            147,099       139,266          67,096          (998)
-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
  Net Investment Income:
    Class A                                              (12,254)      (19,617)         (4,339)         (167)
  Net Realized Gains:
    Class A                                                   --            --          (2,260)           --
    Class T                                                   --            --              --            --
-------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                      (12,254)      (19,617)         (6,599)         (167)
-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
    Proceeds from Shares Issued                           23,377        64,999         362,896(2)    154,549
    Reinvestment of Dividends & Distributions             12,156        18,627           5,620           117
    Cost of Shares Redeemed                             (277,601)   (1,153,807)(6)    (114,105)      (14,455)
-------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Class A Transactions                           (242,068)   (1,070,181)        254,411       140,211
-------------------------------------------------------------------------------------------------------------
  CLASS T:
    Proceeds from Shares Issued                               --            --              --            --
    Reinvestment of Dividends & Distributions                 --            --              --            --
    Cost of Shares Redeemed                                   --           (36)             --            --
-------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets Derived
    from Class T Transactions                                 --           (36)             --            --
-------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Capital Share Transactions                     (242,068)   (1,070,217)        254,411       140,211
-------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets                 (107,223)     (950,568)        314,908       139,046
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD                                    801,217     1,751,785         139,046            --
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD                                        $ 693,994   $   801,217       $ 453,954      $139,046
-------------------------------------------------------------------------------------------------------------
  Undistributed Net Investment Income Included in
    Net Assets at Period End                           $   2,077   $     2,683       $   1,914      $    469
-------------------------------------------------------------------------------------------------------------

(1) See Note 4 in the Notes to Financial Statements for additional information.
(2) Includes subscriptions as a result of an in-kind transfers of securities (see Note 8).
(3) The Large Cap Diversified Alpha Fund commenced operations on February 28, 2006.
(4) Includes realized gain of $49,349 ($Thousands) due to in-kind redemptions (see Note 8).
(5) Includes realized gain of $4,232 ($Thousands) due to in-kind redemptions (see Note 8).
(6)   Includes redemptions as a result of in-kind transfer of securities (see
      Note 8).
Amounts designated as "--" are zero or have been rounded to zero.
The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
238           SEI Institutional Investments Trust / Annual Report / May 31, 2007

----------------------------------------------------------------------------------------------------------------------------------
                                                           LARGE CAP
                                                          DISCIPLINED                  LARGE CAP
                                                          EQUITY FUND                 INDEX FUND             SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                      2007          2006          2007        2006        2007         2006
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income                            $   155,602    $   90,360     $   7,154   $  6,331   $   13,203   $    8,079
  Net Realized Gain from Investments,
    Affiliated Investments, Securities Sold Short,
    Written Options, Futures Contracts and
    Swap Contracts                                     321,815       265,538         3,785      4,064      188,753      252,103(5)
  Net Realized Gain (Loss) on Foreign Currency
    Transactions                                            66        (1,945)           --         --          (16)          (7)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Affiliated
    Investments, Securities Sold Short, Written
    Options, Futures Contracts and Swap Contracts      897,982        18,798        68,328     18,810      174,796       46,908
  Net Change in Unrealized Appreciation
    (Depreciation) on Foreign Currency
    Transactions                                         1,086           (53)           --         --           --           --
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                        1,376,551       372,698        79,267     29,205      376,736      307,083
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
  Net Investment Income:
    Class A                                           (145,402)      (77,248)       (7,315)    (5,960)     (15,831)      (6,512)
  Net Realized Gains:
    Class A                                           (224,544)     (203,409)       (2,519)    (3,638)    (234,693)    (132,939)
    Class T                                                 --            --            --         --           --           (4)
----------------------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                   (369,946)     (280,657)       (9,834)    (9,598)    (250,524)    (139,455)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
    Proceeds from Shares Issued                      2,619,199(2)  1,990,928(2)     34,661     89,506      231,295      553,160(2)
    Reinvestment of Dividends & Distributions          366,050       278,155         9,512      8,989      240,779      132,742
    Cost of Shares Redeemed                         (1,097,058)     (954,069)      (63,757)   (71,721)    (412,567)    (513,260)(6)
----------------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Class A Transactions                        1,888,191     1,315,014       (19,584)    26,774       59,507      172,642
----------------------------------------------------------------------------------------------------------------------------------
  CLASS T:
    Proceeds from Shares Issued                             --            --            --         --           --           --
    Reinvestment of Dividends & Distributions               --            --            --         --           --            3
    Cost of Shares Redeemed                                 --            --            --         --           --         (117)
----------------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets Derived
    from Class T Transactions                               --            --            --         --           --         (114)
----------------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Capital Share Transactions                  1,888,191     1,315,014       (19,584)    26,774       59,507      172,528
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets              2,894,796     1,407,055        49,849     46,381      185,719      340,156
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD                                4,938,416     3,531,361       367,084    320,703    1,951,138    1,610,982
----------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                                    $ 7,833,212    $4,938,416     $ 416,933   $367,084   $2,136,857   $1,951,138
==================================================================================================================================
  Undistributed Net Investment Income Included in
    Net Assets at Period End                       $    34,310    $   23,495     $   1,304   $  1,433   $    1,444   $    3,575
==================================================================================================================================




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           239

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

---------------------------------------------------------------------------------------------------------------

                                                              SMALL/MID CAP                INTERNATIONAL
                                                               EQUITY FUND                  EQUITY FUND
---------------------------------------------------------------------------------------------------------------
                                                           2007          2006           2007          2006
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income                                 $   12,692     $    7,380    $   47,236    $   38,858
  Net Realized Gain (Loss) from Investments,
    Affiliated Investments, Written Options,
    Written Swaptions, Futures Contracts and
    Swap Contracts                                          99,347        122,485       305,493       347,429
  Net Realized Gain (Loss) on Foreign Currency
    Transactions                                               (20)           (30)        3,562         4,671
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Affiliated
    Investments, Written Options, Written Swaptions,
    Futures Contracts and Swap Contracts                   205,137         32,495        85,082        63,376
  Net Change in Unrealized Appreciation
    (Depreciation) on Foreign Capital Gain Tax                  --             --             7           (38)
  Net Change in Unrealized Appreciation
    (Depreciation) on Foreign Currency
    Transactions                                                 1             --         1,119          (277)
---------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                              317,157        162,330       442,499       454,019
---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
  Net Investment Income:
    Class A                                                (13,728)        (6,272)      (69,089)      (49,222)
  Net Realized Gains:
    Class A                                               (114,066)       (48,124)     (315,688)      (14,153)
---------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                       (127,794)       (54,396)     (384,777)      (63,375)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
    Proceeds from Shares Issued                            550,115        560,033(2)    181,985       241,196
    Reinvestment of Dividends & Distributions              126,672         54,236       375,674        61,850
    Cost of Shares Redeemed                               (217,044)      (274,460)     (481,732)     (713,959)
---------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Class A Transactions                              459,743        339,809        75,927      (410,913)
---------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Capital Share Transactions                        459,743        339,809        75,927      (410,913)
---------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets                    649,106        447,743       133,649       (20,269)
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD                                    1,216,640        768,897     1,656,985     1,677,254
---------------------------------------------------------------------------------------------------------------
  END OF PERIOD                                         $1,865,746     $1,216,640    $1,790,634    $1,656,985
---------------------------------------------------------------------------------------------------------------
  Undistributed Net Investment Income Included in
    Net Assets at Period End                            $    1,671     $    2,130    $   24,835    $   27,089
---------------------------------------------------------------------------------------------------------------

(1) See Note 4 in the Notes to Financial Statements for additional information.
(2) Includes subscriptions as a result of an in-kind transfers of securities (see Note 8).
(3)   Commenced operations on December 14, 2006.
Amounts designated as "--" are zero or have been rounded to zero.
The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
240           SEI Institutional Investments Trust / Annual Report / May 31, 2007

------------------------------------------------------------------------------------------------------------------------

                                                       WORLD EQUITY            ENHANCED              CORE FIXED
                                                        EX-US FUND          INCOME FUND(3)           INCOME FUND
------------------------------------------------------------------------------------------------------------------------
                                                     2007         2006             2007          2007          2006
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income                           $   35,124    $  13,042         $  2,980   $   280,099    $   202,566
  Net Realized Gain (Loss) from Investments,
    Affiliated Investments, Written Options,
    Written Swaptions, Futures Contracts and
    Swap Contracts                                   128,944       49,169              233        25,217        (66,645)
  Net Realized Gain (Loss) on Foreign Currency
    Transactions                                       4,070        4,234               25          (433)            32
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Affiliated
    Investments, Written Options, Written
    Swaptions, Futures Contracts and Swap
    Contracts                                        241,964       88,398             (165)       37,677       (136,030)
  Net Change in Unrealized Appreciation
    (Depreciation) on Foreign Capital Gain Tax          (253)        (109)              --            --             --
  Net Change in Unrealized Appreciation
    (Depreciation) on Foreign Currency
    Transactions                                       2,091         (484)             320           273         (1,399)
------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                        411,940      154,250            3,393       342,833         (1,476)
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
  Net Investment Income:
    Class A                                          (36,280)      (5,570)          (1,709)     (279,194)      (210,525)
  Net Realized Gains:
    Class A                                          (55,011)        (572)              --            --         (3,202)
------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                    (91,291)      (6,142)          (1,709)     (279,194)      (213,727)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
    Proceeds from Shares Issued                    1,005,592      663,123          122,922     2,013,899      1,519,017
    Reinvestment of Dividends & Distributions         90,953        5,899            1,709       272,084        207,316
    Cost of Shares Redeemed                         (272,762)    (142,944)          (2,885)   (1,101,898)    (1,129,976)
------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Class A Transactions                        823,783      526,078          121,746     1,184,085        596,357
------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Capital Share Transactions                  823,783      526,078          121,746     1,184,085        596,357
------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets            1,144,432      674,186          123,430     1,247,724        381,154
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD                                908,582      234,396               --     4,646,403      4,265,249
------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                                   $2,053,014    $ 908,582         $123,430   $ 5,894,127    $ 4,646,403
------------------------------------------------------------------------------------------------------------------------
  Undistributed Net Investment Income Included
    in Net Assets at Period End                   $   25,183    $  15,577         $  1,322   $       179    $        46
------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           241

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

----------------------------------------------------------------------------------------------------------

                                                            HIGH YIELD                 LONG DURATION
                                                             BOND FUND                      FUND
----------------------------------------------------------------------------------------------------------
                                                          2007       2006          2007           2006
----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income                                $   84,378   $ 27,355     $  9,817       $  6,234
  Net Realized Gain (Loss) from Investments,
    Affiliated Investments, Written Options,
    Futures Contracts and Swap Contracts                    5,596      4,576       (3,977)        (1,715)
  Net Realized Gain (Loss) on Foreign Currency
    Transactions                                               --         --           --             --
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Affiliated
    Investments, Written Options, Futures Contracts
    and Swap Contracts                                     27,837       (386)       6,742        (14,378)
  Net Change in Unrealized Appreciation
    on Foreign Currency Transactions                           --         --           --             --
----------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             117,811     31,545       12,582         (9,859)
----------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
  Net Investment Income:
    Class A                                               (84,450)   (27,352)      (9,267)        (7,087)
  Net Realized Gains:
    Class A                                                (5,174)        --           --         (1,170)
----------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                       (89,624)   (27,352)      (9,267)        (8,257)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: 1
  CLASS A:
    Proceeds from Shares Issued                           398,488    896,573       10,523        119,916
    Reinvestment of Dividends & Distributions              87,670     26,937        9,267          8,257
    Cost of Shares Redeemed                              (134,792)   (65,332)      (3,813)       (20,787)
----------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Class A Transactions                             351,366    858,178       15,977        107,386
----------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Capital Share Transactions                       351,366    858,178       15,977        107,386
----------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets                   379,553    862,371       19,292         89,270
----------------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD                                     862,371         --      165,324         76,054
----------------------------------------------------------------------------------------------------------
  END OF PERIOD                                        $1,241,924   $862,371     $184,616       $165,324
----------------------------------------------------------------------------------------------------------
  Undistributed (Distribution in Excess of)
    Net Investment Income Included in
    Net Assets at Period End                           $      283   $      3     $ (1,039)      $   (873)
----------------------------------------------------------------------------------------------------------

(1) See Note 4 in the Notes to Financial Statements for additional information.
(2) Commenced operations on December 14, 2006.
Amounts designated as "--" are zero or have been rounded to zero.
The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
242           SEI Institutional Investments Trust / Annual Report / May 31, 2007

---------------------------------------------------------------------------------------------------------------------

                                                            EXTENDED              EMERGING MARKETS     REAL RETURN
                                                          DURATION FUND               DEBT FUND        PLUS FUND(2)
---------------------------------------------------------------------------------------------------------------------
                                                        2007        2006        2007          2006         2007
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net Investment Income                               $ 16,483     $  8,976    $ 38,506     $  9,698       $  4,565
  Net Realized Gain (Loss) from Investments,
    Affiliated Investments, Written Options,
    Futures Contracts and Swap Contracts                (6,977)      (2,264)      9,694        2,977            988
  Net Realized Gain (Loss) on Foreign Currency
    Transactions                                            --           --       1,815           12            (16)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments, Affiliated
    Investments, Written Options, Futures Contracts
    and Swap Contracts                                   3,317      (49,207)     46,646      (16,620)        (2,844)
  Net Change in Unrealized Appreciation
    on Foreign Currency Transactions                        --           --          89          486            978
---------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                           12,823      (42,495)     96,750       (3,447)         3,671
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
  Net Investment Income:
    Class A                                            (14,980)     (12,291)    (36,685)      (5,375)        (2,421)
  Net Realized Gains:
    Class A                                                 --       (4,323)     (4,938)          --             --
---------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                    (14,980)     (16,614)    (41,623)      (5,375)        (2,421)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: 1
  CLASS A:
    Proceeds from Shares Issued                        151,838      135,387     291,823      523,743        228,504
    Reinvestment of Dividends & Distributions           14,980       16,614      40,676        5,250          2,422
    Cost of Shares Redeemed                            (16,917)     (24,748)    (63,398)     (40,363)       (10,645)
---------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Class A Transactions                          149,901      127,253     269,101      488,630        220,281
---------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets Derived
    from Capital Share Transactions                    149,901      127,253     269,101      488,630        220,281
---------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets                147,744       68,144     324,228      479,808        221,531
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD                                  222,923      154,779     479,808           --             --
---------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                                       $370,667     $222,923    $804,036     $479,808       $221,531
---------------------------------------------------------------------------------------------------------------------
  Undistributed (Distribution in Excess of)
    Net Investment Income Included in
    Net Assets at Period End                          $ (2,645)    $ (1,598)   $  8,879     $  4,454       $  2,128
---------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           243

Financial Highlights

For the years or periods ended May 31,
For a share outstanding throughout each period

------------------------------------------------------------------------------------------------------------------------------------

                                              Net Realized
                                                       and                               Distributions
                    Net Asset                   Unrealized                   Dividends            from           Total
                       Value,          Net           Gains          Total     from Net        Realized       Dividends    Net Asset
                    Beginning   Investment     (Losses) on           from   Investment         Capital             and   Value, End
                    of Period       Income      Securities     Operations       Income           Gains   Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP FUND
Class A
   2007               $ 16.93        $0.28(4)       $ 3.40(4)      $ 3.68       $(0.30)         $   --          $(0.30)     $ 20.31
   2006                 15.53         0.24(4)         1.44(4)        1.68        (0.28)             --           (0.28)       16.93
   2005                 14.47         0.25(4)         1.05(4)        1.30        (0.24)             --           (0.24)       15.53
   2004                 12.41         0.18(4)         2.09(4)        2.27        (0.21)             --           (0.21)       14.47
   2003                 13.82         0.16(4)        (1.41)(4)      (1.25)       (0.16)             --           (0.16)       12.41

LARGE CAP DIVERSIFIED ALPHA FUND
Class A
   2007               $  9.94        $0.19(4)       $ 2.04(4)      $ 2.23       $(0.16)         $(0.07)         $(0.23)     $ 11.94
   2006(2)              10.00         0.04(4)        (0.09)(4)      (0.05)       (0.01)             --           (0.01)        9.94

LARGE CAP DISCIPLINED EQUITY FUND
Class A
   2007++             $ 12.36        $0.51(4)       $ 2.27(4)      $ 2.78       $(0.30)         $(0.46)         $(0.76)     $ 14.38
   2006++               12.05         0.26(4)         0.85(4)        1.11        (0.22)          (0.58)          (0.80)       12.36
   2005++               11.18         0.20(4)         0.94(4)        1.14        (0.18)          (0.09)          (0.27)       12.05
   2004(1)              10.00         0.07(4)         1.25(4)        1.32        (0.06)          (0.08)          (0.14)       11.18

LARGE CAP INDEX FUND
Class A
   2007               $113.02        $2.29(4)       $23.15(4)      $25.44       $(2.33)         $(0.83)         $(3.16)     $135.30
   2006                106.24         2.06(4)         7.77(4)        9.83        (1.94)          (1.11)          (3.05)      113.02
   2005                 99.12         1.93(4)         7.20(4)        9.13        (1.82)          (0.19)          (2.01)      106.24
   2004+++              84.90         1.50(4)        14.28(4)       15.78        (1.37)          (0.19)          (1.56)       99.12
   2003+++              93.40         1.10           (8.50)(5)      (7.40)       (1.10)             --           (1.10)       84.90

SMALL CAP FUND
Class A
   2007               $ 15.52        $0.10(4)       $ 2.85(4)      $ 2.95       $(0.12)         $(1.91)         $(2.03)     $ 16.44
   2006                 14.27         0.07(4)         2.55(4)        2.62        (0.06)          (1.31)          (1.37)       15.52
   2005                 14.70         0.07(4)         1.38(4)        1.45        (0.05)          (1.83)          (1.88)       14.27
   2004                 11.60         0.06(4)         3.59(4)        3.65        (0.07)          (0.48)          (0.55)       14.70
   2003                 12.53         0.07(4)        (0.94)(4)      (0.87)       (0.06)             --           (0.06)       11.60

SMALL/MID CAP EQUITY FUND
Class A
   2007++             $ 13.38        $0.19(4)       $ 2.57(4)      $ 2.76       $(0.13)         $(1.06)         $(1.19)     $ 14.95
   2006++               11.96         0.09(4)         1.97(4)        2.06        (0.08)          (0.56)          (0.64)       13.38
   2005++               10.70         0.05(4)         1.38(4)        1.43        (0.05)          (0.12)          (0.17)       11.96
   2004(3)++            10.00         0.02(4)         0.69(4)        0.71        (0.01)             --           (0.01)       10.70

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Ratio of
                                                                           Expenses         Ratio of
                                                                         to Average         Expenses
                                                                         Net Assets       to Average
                                                                         (Excluding       Net Assets     Ratio of Net
                                                     Ratio of Net         Fees Paid       (Excluding       Investment
                                        Net Assets       Expenses        Indirectly        Fees Paid           Income   Portfolio
                             Total   End of Period     to Average     and including       Indirectly       to Average    Turnover
                            Return+  ($ Thousands)     Net Assets          Waivers)     and Waivers)       Net Assets        Rate+
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP FUND
Class A
   2007                      21.97%     $  693,994           0.26%             0.26%            0.46%            1.57%         47%
   2006                      10.87         801,217           0.25              0.26             0.48             1.47         103
   2005                       9.02       1,751,751           0.26              0.26             0.47             1.67          43
   2004                      18.37       1,787,850           0.26              0.26             0.48             1.34         109
   2003                      (8.98)      3,008,463           0.26              0.26             0.47             1.39          51

LARGE CAP DIVERSIFIED ALPHA FUND
Class A
   2007                      22.64%     $  453,954           0.62%*            0.62%*           0.74%            1.77%        132%
   2006(2)                   (0.49)        139,046           0.45*             0.45*            0.66             1.70          47

LARGE CAP DISCIPLINED EQUITY FUND
Class A
   2007++                    23.15%     $7,833,212           0.23%(6)          0.23%(6)         0.47%(6)         2.43%        135%
   2006++                     9.33       4,938,416           0.24              0.24             0.47             2.10         140
   2005++                    10.26       3,531,361           0.31              0.31             0.47             1.69          71
   2004(1)                   13.23       2,285,041           0.33              0.33             0.47             1.33          67

LARGE CAP INDEX FUND
Class A
   2007                      22.87%     $  416,933           0.06%             0.06%            0.24%            1.88%         10%
   2006                       9.34         367,084           0.08              0.08             0.24             1.84          20
   2005                       9.29         320,703           0.13              0.13             0.24             1.89           8
   2004+++                   18.71         284,711           0.16              0.16             0.24             1.58           6
   2003+++                   (7.79)        142,612           0.20              0.20             0.25             1.67          12

SMALL CAP FUND
Class A
   2007                      20.32%     $2,136,857           0.52%             0.54%            0.72%            0.67%         92%
   2006                      18.93       1,951,138           0.52              0.54             0.72             0.44         119
   2005                       9.81       1,610,876           0.54              0.54             0.72             0.46          94
   2004                      31.76       1,309,254           0.54              0.54             0.72             0.45         135
   2003                      (6.83)      1,193,935           0.54              0.54             0.72             0.67          97

SMALL/MID CAP EQUITY FUND
Class A
   2007++                    21.60%     $1,865,746           0.48%             0.50%            0.72%            0.85%        104%
   2006++                    17.51       1,216,640           0.50              0.53             0.72             0.69         123
   2005++                    13.38         768,897           0.62              0.62             0.72             0.47          98
   2004(3)++                  7.15         423,768           0.65              0.65             0.73             0.45          51

  * The expense ratio includes dividend and interest expenses. Had these expenses been excluded the ratio would have been 0.35% and 0.34% for 2007 and 2006, respectively.

  + Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

 ++ Per share amounts have been adjusted for a 10 to 1 stock split paid to shareholders of record on November 16, 2006.

+++ Per share amounts have been adjusted for a 10 to 1 reverse stock split paid to shareholders of record on November 26, 2003.

(1) Commenced operations on August 28, 2003. All ratios for the period have been annualized.
(2) Commenced operations on February 28, 2006. All ratios for the period have been annualized.
(3) Commenced operations on December 15, 2003. All ratios for the period have been annualized.
(4) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(5) The amount shown for the year ended May 31, 2003 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(6) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.22%, 0.22%, and 0.47%, respectively. Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
244           SEI Institutional Investments Trust / Annual Report / May 31, 2007

------------------------------------------------------------------------------------------------------------------------------------

                                              Net Realized
                                                       and                               Distributions
                    Net Asset                   Unrealized                   Dividends            from           Total
                       Value,          Net           Gains          Total     from Net        Realized       Dividends    Net Asset
                    Beginning   Investment     (Losses) on           from   Investment         Capital             and   Value, End
                    of Period       Income      Securities     Operations       Income           Gains   Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Class A
   2007                $14.05        $0.37(3)       $ 3.12(3)      $ 3.49       $(0.50)         $(2.77)         $(3.27)      $14.27
   2006                 11.15         0.29(3)         3.09(3)        3.38        (0.37)          (0.11)          (0.48)       14.05
   2005                 10.06         0.23(3)         1.16(3)        1.39        (0.30)             --           (0.30)       11.15
   2004                  7.76         0.18(3)         2.28(3)        2.46        (0.16)             --           (0.16)       10.06
   2003                  9.21         0.13           (1.46)         (1.33)       (0.12)             --           (0.12)        7.76

WORLD EQUITY EX-US FUND
Class A
   2007                $12.99        $0.35(3)       $ 3.47(3)      $ 3.82       $(0.33)         $(0.52)         $(0.85)      $15.96
   2006                  9.81         0.27(3)         3.01(3)        3.28        (0.09)          (0.01)          (0.10)       12.99
   2005(4)              10.00         0.07(3)        (0.26)(3)      (0.19)          --              --              --         9.81

ENHANCED INCOME FUND
Class A
   2007(7)             $10.00        $0.27(3)       $ 0.03(3)      $ 0.30       $(0.16)        $$    --         $ (0.16)     $ 10.14

CORE FIXED INCOME FUND
Class A
   2007                $ 9.84        $0.53(3)       $ 0.14(3)      $ 0.67       $(0.52)         $   --          $(0.52)      $ 9.99
   2006                 10.34         0.47(3)        (0.48)(3)      (0.01)       (0.48)          (0.01)          (0.49)        9.84
   2005                 10.19         0.41(3)         0.27(3)        0.68        (0.42)          (0.11)          (0.53)       10.34
   2004                 10.61         0.38(3)        (0.26)(3)       0.12        (0.40)          (0.14)          (0.54)       10.19
   2003                 10.27         0.50            0.60           1.10        (0.50)          (0.26)          (0.76)       10.61

HIGH YIELD BOND FUND
Class A
   2007                $10.08        $0.84(3)       $ 0.30(3)      $ 1.14       $(0.84)         $(0.05)         $(0.89)      $10.33
   2006(2)              10.00         0.40(3)         0.08(3)        0.48        (0.40)             --           (0.40)       10.08

LONG DURATION FUND
Class A
   2007                $ 9.31        $0.53(3)       $ 0.18(3)      $ 0.71       $(0.50)         $   --          $(0.50)      $ 9.52
   2006                 10.56         0.46(3)        (1.07)(3)      (0.61)       (0.54)          (0.10)          (0.64)        9.31
   2005                  9.77         0.42(3)         1.03(3)        1.45        (0.54)          (0.12)          (0.66)       10.56
   2004(1)              10.00         0.05(3)        (0.23)(3)      (0.18)       (0.05)             --           (0.05)        9.77

EXTENDED DURATION FUND
Class A
   2007                $ 8.86        $0.55(3)       $ 0.32(3)      $ 0.87       $(0.49)         $   --          $(0.49)      $ 9.24
   2006                 11.96         0.48(3)        (2.68)(3)      (2.20)       (0.68)          (0.22)          (0.90)        8.86
   2005                  9.53         0.43(3)         2.84(3)        3.27        (0.84)             --           (0.84)       11.96
   2004(1)              10.00         0.05(3)        (0.44)(3)      (0.39)       (0.08)             --           (0.08)        9.53

EMERGING MARKETS DEBT FUND
Class A
   2007                $ 9.97        $0.65(3)       $1.03(3)       $ 1.68       $(0.62)         $(0.08)         $(0.70)      $10.95
   2006(2)              10.00         0.27(3)        (0.17)(3)       0.10        (0.13)             --           (0.13)        9.97

REAL RETURN PLUS FUND
Class A
   2007(7)             $10.00        $0.26(3)       $(0.03)(3)     $ 0.23       $(0.13)         $   --          $(0.13)      $10.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Ratio of
                                                                           Expenses         Ratio of
                                                                         to Average         Expenses
                                                                         Net Assets       to Average
                                                                         (Excluding       Net Assets     Ratio of Net
                                                     Ratio of Net         Fees Paid       (Excluding       Investment
                                        Net Assets       Expenses        Indirectly        Fees Paid           Income   Portfolio
                             Total   End of Period     to Average     and including       Indirectly       to Average    Turnover
                            Return+  ($ Thousands)     Net Assets          Waivers)     and Waivers)       Net Assets       Rate+
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Class A
   2007                      28.00%     $1,790,634           0.50%(5)          0.50%(5)         0.71%(5)         2.69%        153%
   2006                      30.77       1,656,985           0.36              0.36             0.63             2.30         116
   2005                      13.73       1,677,254           0.43              0.43             0.58             2.12          48
   2004                      31.73       1,391,076           0.48              0.48             0.65             1.92          80
   2003                     (14.43)      1,176,097           0.48              0.48             0.68             1.85          58

WORLD EQUITY EX-US FUND
Class A
   2007                      30.29%     $2,053,014           0.71%(6)          0.71%(6)         0.77%(6)         2.45%        154%
   2006                      33.52         908,582           0.60              0.61             0.76             2.22         104
   2005(4)                   (1.90)        234,396           0.60              0.60             0.70             4.35          15

ENHANCED INCOME FUND
Class A
   2007(7)                    3.02%     $  123,430           0.44%              0.44%           0.54%            5.84%         53%

CORE FIXED INCOME FUND
Class A
   2007                       6.95%     $5,894,127           0.14%             0.14%            0.37%            5.23%        428%
   2006                      (0.09)      4,646,403           0.14              0.14             0.37             4.62         545
   2005                       6.77       4,265,249           0.15              0.15             0.37             3.94         615
   2004                       1.13       3,074,873           0.19*             0.19*            0.38             3.62         532
   2003                      11.10       2,431,368           0.18              0.18             0.37             4.79         436

HIGH YIELD BOND FUND
Class A
   2007                      11.81%  $  $ 1,241,924           0.35%             0.35%            0.56%            8.25%         98%
   2006(2)                    4.85         862,371           0.35              0.35             0.57             8.15          58

LONG DURATION FUND
Class A
   2007                       7.67%     $  184,616           0.20%             0.20%            0.38%            5.49%         97%
   2006                      (6.08)        165,324           0.20              0.20             0.39             4.69         113
   2005                      15.26          76,054           0.20              0.20             0.41             4.05         449
   2004(1)                   (1.78)          6,317           0.20              0.20             0.57             5.02          31

EXTENDED DURATION FUND
Class A
   2007                       9.73%     $  370,667           0.20%             0.20%            0.38%            5.63%        123%
   2006                     (19.24)        222,923           0.20              0.20             0.39             4.64         170
   2005                      35.74         154,779           0.20              0.20             0.41             3.99         379
   2004(1)                   (3.88)         27,787           0.20              0.20             0.44             5.17          42

EMERGING MARKETS DEBT FUND
Class A
   2007                      17.40%     $  804,036           0.55%             0.55%            0.94%            6.16%         89%
   2006(2)                    1.00         479,808           0.55              0.55             0.95             5.43          51

REAL RETURN PLUS FUND
Class A
   2007(7)                    2.29%     $  221,531           0.44%             0.44%            0.78%            5.67%         18%

  * The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.18%.

  + Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(1) Commenced operations on April 21, 2004. All ratios for the period have been annualized.
(2) Commenced operations on December 5, 2005. All ratios for the period have been annualized.
(3) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(4) Commenced operations on March 28, 2005. All ratios for the period have been annualized.
(5) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.37%, 0.37%, and 0.59%, respectively.
(6) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.60%, 0.60%, and 0.67%, respectively.
(7) Commenced operations on December 14, 2006. All ratios for the period have been annualized.
Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           245

Notes to Financial Statements
MAY 31, 2007



1.    ORGANIZATION

SEI Institutional Investments Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company currently offering 15 Funds: The Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, International Equity, World Equity Ex-US, Enhanced Income, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds (each a "Fund," collectively, the "Funds") each of which are diversified Funds with the exception of the Emerging Markets Debt Fund. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objectives, policies, and strategies.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

USE OF ESTIMATES -- The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser

--------------------------------------------------------------------------------
246           SEI Institutional Investments Trust / Annual Report / May 31, 2007
or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The International Equity and World Equity Ex-US Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds that hold international securities will value the non-U.S. securities in their fund that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

REPURCHASE AGREEMENTS -- Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS -- The Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse repurchase agreements outstanding as of May 31, 2007 were as follows:

                                 Principal
                                    Amount                                Value
Fund                         ($ Thousands)       Counterparty     ($ Thousands)
--------------------------------------------------------------------------------
International                                  Bear Stearns,
Equity Fund                        $16,356   5.380%, Due 6/25/07        $16,356

COMPENSATING BALANCES -- Funds with cash overdrafts in excess of $100,000 are required to leave 112% in compensating balances with U.S. Bank NA, the custodian of the Trust, on the following day. Funds with positive cash balances in excess of $100,000 are allowed to overdraw 90% of the balance with U.S. Bank NA on the following day.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           247

MAY 31, 2007



The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Large Cap Disciplined Equity, Small Cap, Small/Mid Cap Equity, International Equity, World Equity Ex-US, Enhanced Income, Core Fixed Income, Emerging Markets Debt and Real Return Plus Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or Statement of Assets and Liabilities.

FUTURES CONTRACTS -- Each of the Funds utilized futures contracts during the year ended May 31, 2007. The Funds' investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Core Fixed Income Fund's use of futures contracts is primarily for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or Statement of Assets and Liabilities.

OPTIONS/SWAPTIONS WRITTEN/PURCHASED -- Each Fund may invest in financial options/swaptions contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. The Core Fixed Income Fund may also invest in financial option/swaption contracts to enhance the Fund's returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Core Fixed Income Fund had option contracts as of May 31, 2007, as disclosed in the Fund's Schedule of Investments.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or Statement of Assets and Liabilities.




--------------------------------------------------------------------------------
248           SEI Institutional Investments Trust / Annual Report / May 31, 2007

Written options transactions entered into during the year ended May 31, 2007 are summarized as follows:

------------------------------------------------------------------------------------------------------------------------------------
                               LARGE CAP DISCIPLINED         INTERNATIONAL             WORLD EQUITY               CORE FIXED
                                    EQUITY FUND               EQUITY FUND               EX-US FUND               INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                             Number of        Premium  Number of        Premium  Number of        Premium  Number of        Premium
                             Contracts  ($ Thousands)  Contracts  ($ Thousands)  Contracts  ($ Thousands)  Contracts  ($ Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Balance at
   the beginning of period       1,034          $ 530        260          $ 118        100           $ 70        669        $   471
Written                            178             11         37              2         46              3      6,608          2,179
Expired                         (1,212)          (541)      (297)          (120)      (146)           (73)    (4,074)        (1,576)
Closing buys                        --             --         --             --         --             --     (2,696)          (969)
------------------------------------------------------------------------------------------------------------------------------------
Balance at
   the end of period                --          $  --         --          $  --         --           $ --        507        $   105
------------------------------------------------------------------------------------------------------------------------------------

Written swaptions transactions entered into during the year ended May 31, 2007 are summarized as follows:
--------------------------------------------------------------------------------
                                                   CORE FIXED
                                                  INCOME FUND
--------------------------------------------------------------------------------
                                            Number of         Premium
                                            Contracts   ($ Thousands)
--------------------------------------------------------------------------------
Balance at
   the beginning of period                         --        $    --
Written                                   172,410,000          3,097
Expired                                   (34,410,000)           (47)
Closing buys                                       --             --
--------------------------------------------------------------------------------
Balance at
   the end of period                      138,000,000        $ 3,050
--------------------------------------------------------------------------------

At May 31, 2007 the Funds had cash and/or securities at least equal to the value of written options/swaptions.

SECURITIES SOLD SHORT -- As consistent with the Funds' investment objectives, the Funds may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. Credit-default swaps involve the periodic payment by the Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swaps. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           249

MAY 31, 2007



receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage the Fund's exposure to interest rates. Payments received or made are recorded as realized gains or losses. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities may be set aside as collateral by the Fund's custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect the Fund's value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

FORWARD TREASURY COMMITMENTS -- The Funds may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. The Funds may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

DELAYED DELIVERY TRANSACTIONS -- The Large Cap Disciplined Equity, Large Cap Diversified Alpha, Core Fixed Income, International Equity and World Equity Ex-US Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

COLLATERALIZED DEBT OBLIGATIONS -- The Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs") and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may
--------------------------------------------------------------------------------
250           SEI Institutional Investments Trust / Annual Report / May 31, 2007
invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ILLIQUID SECURITIES -- A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, Enhanced Income and Emerging Markets Debt Funds; declared daily and paid monthly for the Core Fixed Income, Long Duration, Extended Duration, High Yield Bond and Real Return Plus Funds; and declared and paid at least annually for the International Equity and World Equity Ex-US Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

RESTRICTED SECURITIES -- At May 31, 2007, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at May 31, 2007, were as follows:

                                          Number   Acquisition       Right to            Cost    Market Value   % of Net
                                       of Shares          Date   Acquire Date   ($ Thousands)   ($ Thousands)     Assets
-------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
   BA Energy PIPE                        119,000       8/10/06        8/10/06          $1,004          $  890       0.04%
   BA Energy, Deal #3 PIPE                30,500       4/30/07        4/30/07             221             228       0.01%
   BPZ Energy PIPE                       189,500       5/08/07        5/08/07             995           1,115       0.05%
   North American Oil Sands (Canada)     245,500       5/31/06        5/31/06           2,681           4,133       0.20%
   Oil Sands Quest PIPE                   74,000       5/02/07        5/02/07             204             197       0.01%
   Spatialight Deal # 3 PIPE              88,000       1/12/06        1/12/06             198               9       0.00%
   Spatialight PIPE                        8,233       6/21/06        6/21/06              --               1       0.00%
   Parkervision Warrants, Deal #3          8,250       3/28/06        3/28/06              --              27       0.00%
   Parkervision Warrants, Deal #2          7,500       6/20/05        6/20/05              16              24       0.00%
                                                                                       ------          ------      -----
                                                                                       $5,319          $6,624       0.31%

SMALL/MID CAP EQUITY FUND
   BA Energy PIPE                         80,500       8/10/06        8/10/06          $  679          $  602       0.03%
   BA Energy, Deal #3 PIPE                26,500       4/30/07        4/30/07             192             198       0.01%
   BPZ Energy PIPE                       163,000       5/08/07        5/08/07             856             959       0.05%
   North American Oil Sands (Canada)     160,000       5/31/06        5/31/06           1,748           2,694       0.15%
   Oil Sands Quest PIPE                   63,500       5/02/07        5/02/07             175             169       0.01%
   Spatialight Deal # 3 PIPE              59,000       1/12/06        1/12/06             133               6       0.00%
   Spatialight PIPE                        7,367       6/21/06        6/21/06              --               1       0.00%
   Parkervision Warrants, Deal #3         14,500       3/28/06        3/28/06              --              49       0.00%
   Parkervision Warrants, Deal #2          6,250       6/20/05        6/20/05              13              20       0.00%
                                                                                       ------          ------      -----
                                                                                       $3,796          $4,698       0.25%

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS") -- Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

ADMINISTRATION AND TRANSFER AGENCY AGREEMENTS --The Trust and SEI Investments Global Funds Services (the "Administrator") are parties to an Amended and Restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2007, and until further notice, the Administrator has voluntarily agreed to waive all of its fee.
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           251

MAY 31, 2007



INVESTMENT ADVISORY AGREEMENT -- SEI Investments Management Corporation ("SIMC") serves as investment adviser (the "Adviser") to each Fund. In connection with serving as investment adviser, SIMC is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee so that the total annual expenses of each Fund will not exceed certain voluntary expense limitations adopted by SIMC. These waivers may be terminated at any time. Accordingly, effective October 1, 2005, the advisory fee and voluntary expense limitations for Class A of each Fund are as follows:
--------------------------------------------------------------------------------
                                                   Advisory   Voluntary Expense
                                                       Fees         Limitations
--------------------------------------------------------------------------------
Large Cap Fund                                        0.400%              0.260%
Large Cap Diversified Alpha Fund                      0.400               0.350
Large Cap Disciplined Equity Fund                     0.400               0.220
Large Cap Index Fund                                  0.170               0.060
Small Cap Fund                                        0.650               0.540
Small/Mid Cap Equity Fund                             0.650               0.500
International Equity Fund                             0.505               0.390
World Equity Ex-US Fund                               0.550               0.600
Enhanced Income Fund                                  0.450               0.440
Core Fixed Income Fund                                0.300               0.140
High Yield Bond Fund                                  0.490               0.350
Long Duration Fund                                    0.300               0.200
Extended Duration Fund                                0.300               0.200
Emerging Markets Debt Fund                            0.850               0.550
Real Return Plus Fund                                 0.700               0.440

As of May 31, 2007, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:
--------------------------------------------------------------------------------

Investment Sub-Adviser
--------------------------------------------------------------------------------
LARGE CAP FUND
AllianceBernstein L.P.
Aronson + Johnson + Ortiz, L.P.
Delaware Management Company
Enhanced Investment Technologies, LLC (Intech)
Goldman Sachs Asset Management
LSV Asset Management
Montag & Caldwell, Inc.
Quantitative Management Associates, LLC

LARGE CAP DIVERSIFIED ALPHA FUND
Analytic Investors, Inc.
Aronson + Johnson + Ortiz, L.P.
Delaware Management Company
Enhanced Investment Technologies, LLC (Intech)
Quantitative Management Associates, LLC
Smith Breeden Associates, Inc.

--------------------------------------------------------------------------------

Investment Sub-Adviser
--------------------------------------------------------------------------------
LARGE CAP DISCIPLINED EQUITY FUND
AlphaSimplex Group, LLC
Analytic Investors, Inc.
Enhanced Investment Technologies, LLC (Intech)
Quantitative Management Associates, LLC
Smith Breeden Associates, Inc.

LARGE CAP INDEX FUND
SSgA Funds Management, Inc.

SMALL CAP FUND
Artisan Partners Limited Partnership
BlackRock Capital Management, Inc.
David J. Greene and Company, LLC
Delaware Management Company
Integrity Asset Management, LLC
Lee Munder Investments Ltd.
Los Angeles Capital Management and Equity Research, Inc.
LSV Asset Management
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
McKinley Capital Management Inc.
PanAgora Asset Management, Inc.
Robeco Investment Management, Inc.
Security Capital Research and Management Incorporated
Wellington Management Company, LLP

SMALL/MID CAP EQUITY FUND
BlackRock Capital Management, Inc.
Delaware Management Company
Integrity Asset Management, LLC
Lee Munder Investments, Ltd.
Los Angeles Capital Management and Equity Research, Inc.
LSV Asset Management
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
PanAgora Asset Management, Inc.
Security Capital Research and
   Management Incorporated
Wellington Management Company, LLP

INTERNATIONAL EQUITY FUND
AllianceBernstein L.P.
AXA Rosenberg Investment Management, Inc.
Capital Guardian Trust Company
Fuller & Thaler Asset Management, Inc.
McKinley Capital Management Inc.
Quantitative Management Associates, LLC
Record Currency Management Limited
Smith Breeden Associates, Inc.


--------------------------------------------------------------------------------
252           SEI Institutional Investments Trust / Annual Report / May 31, 2007

--------------------------------------------------------------------------------

Investment Sub-Adviser
--------------------------------------------------------------------------------
WORLD EQUITY EX-US FUND
AllianceBernstein L.P.
AXA Rosenberg Investment Management, Inc.
Capital Guardian Trust Company
Fuller & Thaler Asset Management, Inc.
McKinley Capital Management Inc.
Quantitative Management Associates, LLC
Record Currency Management Limited
Rexiter Capital Management Limited
Smith Breeden Associates, Inc.

ENHANCED INCOME FUND
Highland Capital Management L.P.
Record Currency Management Limited
Wellington Management Company, LLP

CORE FIXED INCOME FUND
ING Investment Management Co.
Metropolitan West Asset Management LLC
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited

HIGH YIELD BOND FUND
Ares Management LLC
J.P. Morgan Investment Management, Inc.
Nomura Corporate Research &
   Asset Management, Inc.

LONG DURATION FUND
Metropolitan West Asset Management LLC

EXTENDED DURATION FUND
Metropolitan West Asset Management LLC

EMERGING MARKETS DEBT FUND
Ashmore Investment Management Limited
ING Investment Management Co.
Stone Harbor Investment Partners LP

REAL RETURN PLUS FUND
Deutsche Investment Management Americas, Inc.
First Quadrant, L.P.


OTHER --The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission ("SEC") rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2007 were as follows ($ Thousands):

Large Cap Fund                                                           $   33
Large Cap Disciplined Equity Fund                                           147
Small Cap Fund                                                              763
Small/Mid Cap Equity Fund                                                   510
International Equity Fund                                                   252
World Equity Ex-US Fund                                                     291
                                                                         ------
                                                                         $1,996
                                                                         ======

Certain officers and/or trustees of the Trust are also officers of the Administrator or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap and Small/Mid Cap Equity Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2007 were as follows ($ Thousands):

Large Cap Fund                                                           $  131
Small Cap Fund                                                              938
Small/Mid Cap Equity Fund                                                   785
                                                                         ------
                                                                         $1,854
                                                                         ======

FEES PAID INDIRECTLY -- The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund's expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statement of Operations and the effect on the Fund's expense ratio, as a percentage of the Fund's average daily net assets for the year ended May 31, 2007, can be found on the Financial Highlights.

INVESTMENT IN AFFILIATED COMPANIES -- The Funds may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its Index.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           253

MAY 31, 2007



4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

-------------------------------------------------------------------------------------------------------------------------------
                                                                               LARGE CAP                      LARGE CAP
                                                                              DIVERSIFIED                    DISCIPLINED
                                               LARGE CAP FUND                ALPHA FUND(3)                   EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
                                           2007            2006           2007            2006           2007          2006
-------------------------------------------------------------------------------------------------------------------------------
Class A:
    Shares Issued                          1,317           3,921         33,976(1)       15,405        103,185(1)     16,060(1)
    Shares Issued in Lieu of
      Dividends and Distributions            678           1,141            519              11         23,565         2,265
    Shares Redeemed                      (15,154)        (70,494)(2)    (10,457)         (1,423)       (61,085)       (7,680)
    Effect of Stock Split                     --              --             --              --        439,286            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Class A Transactions             (13,159)        (65,432)        24,038          13,993        504,951        10,645
-------------------------------------------------------------------------------------------------------------------------------
Class T:
    Shares Issued                             --              --             --              --             --            --
    Shares Issued in Lieu of
      Dividends and Distributions             --              --             --              --             --            --
    Shares Redeemed                           --              (2)            --              --             --            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Class T Transactions                  --              (2)            --              --             --            --
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Shares                               (13,159)        (65,434)        24,038          13,993        504,951        10,645
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                  LARGE CAP                                                   SMALL/MID CAP
                                                 INDEX FUND                  SMALL CAP FUND                    EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
                                           2007            2006           2007            2006           2007          2006
-------------------------------------------------------------------------------------------------------------------------------
Class A:
    Shares Issued                            280             795         14,887          36,891(1)      21,452         4,313(1)
    Shares Issued in Lieu of
      Dividends and Distributions             78              81         15,994           9,074          8,913           425
    Shares Redeemed                         (524)           (647)       (26,642)        (33,139)(2)    (11,013)       (2,072)
    Effect of Stock Split                     --              --             --              --         96,339            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Class A Transactions                (166)            229          4,239          12,826        115,691         2,666
-------------------------------------------------------------------------------------------------------------------------------
  Class T:
    Shares Issued                             --              --             --              --             --            --
    Shares Issued in Lieu of
      Dividends and Distributions             --              --             --              --             --            --
    Shares Redeemed                           --              --             --              (7)            --            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Class T Transactions                  --              --             --              (7)            --            --
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Capital Shares                          (166)            229          4,239          12,819        115,691         2,666
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                              INTERNATIONAL                  WORLD EQUITY              ENHANCED
                                               EQUITY FUND                    EX-US FUND              INCOME FUND(4)
--------------------------------------------------------------------------------------------------------------------
                                           2007            2006           2007            2006           2007
--------------------------------------------------------------------------------------------------------------------
Class A:
    Shares Issued                         13,259          19,087         71,102          56,952         12,291
    Shares Issued in
      Lieu of Dividends and
      Distributions                       28,933           4,873          6,384             499            171
    Shares Redeemed                      (34,641)        (56,427)       (18,759)        (11,419)          (286)
--------------------------------------------------------------------------------------------------------------------
  Total Class A Transactions               7,551         (32,467)        58,727          46,032         12,176
--------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Capital Shares                         7,551         (32,467)        58,727          46,032         12,176
--------------------------------------------------------------------------------------------------------------------

(1) Includes subscriptions as a result of in-kind transfers of securities (see note 8).
(2) Includes redemptions as a result of in-kind transfers of securities (see note 8).
(3) The Large Cap Diversified Alpha Fund commenced operations on February 28, 2006.
(4) The Enhanced Income Debt Fund commenced operations on December 14, 2006. Amounts designated as "--" are zero or have been rounded to zero.




--------------------------------------------------------------------------------
254           SEI Institutional Investments Trust / Annual Report / May 31, 2007

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                LONG
                                                CORE FIXED                     HIGH YIELD                     DURATION
                                                INCOME FUND                   BOND FUND(1)                      FUND
-----------------------------------------------------------------------------------------------------------------------------
                                           2007            2006           2007            2006           2007          2006
-----------------------------------------------------------------------------------------------------------------------------
Class A:
    Shares Issued                        200,308         150,170         39,242          89,411          1,075        11,855
    Shares Issued in Lieu of
      Dividends and Distributions         27,065          20,531          8,625           2,668            954           838
    Shares Redeemed                     (109,460)       (111,285)       (13,284)         (6,487)          (394)       (2,143)
-----------------------------------------------------------------------------------------------------------------------------
  Total Class A Transactions             117,913          59,416         34,583          85,592          1,635        10,550
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Capital Shares                       117,913          59,416         34,583          85,592          1,635        10,550
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                EXTENDED                        EMERGING                REAL
                                                DURATION                         MARKETS               RETURN
                                                  FUND                         DEBT FUND(2)          PLUS FUND(3)
-----------------------------------------------------------------------------------------------------------------
                                          2007            2006           2007             2006          2007
-----------------------------------------------------------------------------------------------------------------
Class A:
    Shares Issued                         15,142          12,856         27,399          51,578         22,760
    Shares Issued in Lieu of
      Dividends and Distributions          1,544           1,618          3,858             514            238
    Shares Redeemed                       (1,733)         (2,247)        (5,979)         (3,947)        (1,055)
-----------------------------------------------------------------------------------------------------------------
  Total Class A Transactions              14,953          12,227         25,278          48,145         21,943
-----------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Shares                                14,953          12,227         25,278          48,145         21,943
-----------------------------------------------------------------------------------------------------------------

(1)   The High Yield Bond Fund commenced operations on December 5, 2005.
(2)   The Emerging Markets Debt Fund commenced operations on December 5, 2005.
(3)   The Real Return Plus Fund commenced operations on December 14, 2006.

5. INVESTMENT TRANSACTIONS


The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2007, were as follows:
--------------------------------------------------------------------------------
                                     U.S. Gov't           Other           Total
                                  ($ Thousands)   ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
LARGE CAP FUND
Purchases                                    --         338,377         338,377
Sales                                        --         591,009         591,009
LARGE CAP DIVERSIFIED ALPHA FUND*
Purchases                               129,757         556,886         686,643
Sales                                   113,305         311,144         424,449
LARGE CAP DISCIPLINED EQUITY FUND*
Purchases                             2,726,667       7,057,085       9,783,752
Sales                                 2,451,964       5,639,229       8,091,193
LARGE CAP INDEX FUND
Purchases                                    --          38,490          38,490
Sales                                        --          59,213          59,213
SMALL CAP FUND
Purchases                                    --       1,800,582       1,800,582
Sales                                        --       2,017,045       2,017,045
SMALL/MID CAP FUND
Purchases                                    --       1,775,182       1,775,182
Sales                                        --       1,480,664       1,480,664
INTERNATIONAL EQUITY FUND
Purchases                               850,453       1,792,309       2,642,762
Sales                                   838,534       2,051,261       2,889,795

--------------------------------------------------------------------------------
                                     U.S. Gov't           Other           Total
                                  ($ Thousands)   ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
WORLD EQUITY EX-US FUND
Purchases                             1,093,363       1,807,589       2,900,952
Sales                                 1,030,653       1,078,448       2,109,101
ENHANCED INCOME FUND
Purchases                                28,799          37,442          66,241
Sales                                    13,579           6,647          20,226
CORE FIXED INCOME FUND
Purchases                            19,580,048       2,406,890      21,986,938
Sales                                18,857,582       2,202,265      21,059,847
HIGH YIELD BOND FUND
Purchases                                   822       1,112,953       1,113,775
Sales                                     2,481         817,019         819,500
LONG DURATION BOND FUND
Purchases                                16,969         102,841         119,810
Sales                                    14,400         103,631         118,031
EXTENDED DURATION BOND FUND
Purchases                                36,164         257,651         293,815
Sales                                    18,902         197,199         216,101
EMERGING MARKETS DEBT FUND
Purchases                                    --         740,004         740,004
Sales                                        --         488,724         488,724
REAL RETURN PLUS FUND
Purchases                               230,426              --         230,426
Sales                                    28,040              --          28,040

*     Includes in-kind transactions (see Note 8).


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           255

MAY 31, 2007



6. FEDERAL TAX INFORMATION

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage-and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, and gains and losses on passive foreign investment companies and certain foreign currency related transactions, have been reclassified to/from the following accounts as of May 31, 2007:
--------------------------------------------------------------------------------
                                                 Undistributed      Accumulated
                                                Net Investment         Realized
                                                 Income (Loss)      Gain (Loss)
                                                 ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
Large Cap Fund                                         $    26         $    (26)
Large Cap Diversified Alpha Fund                           379             (379)
Large Cap Disciplined Equity Fund                          615             (615)
Large Cap Index Fund                                        32              (32)
Small Cap Fund                                             497             (497)
Small/Mid Cap Equity Fund                                  577             (577)
International Equity Fund                               19,599          (19,599)
World Equity Ex-US Fund                                 10,762          (10,762)
Enhanced Income Fund                                        51              (51)
Core Fixed Income Fund                                    (772)             772
High Yield Bond Fund                                       352             (352)
Long Duration Fund                                        (716)             716
Extended Duration Fund                                  (2,550)           2,550
Emerging Markets Debt Fund                               2,604           (2,604)
Real Return Plus Fund                                      (16)              16

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two years or periods were as follows:
--------------------------------------------------------------------------------
                                       Ordinary       Long-term
                                         Income    Capital Gain           Total
                                  ($ Thousands)   ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
Large Cap Fund             2007        $ 12,254        $     --        $ 12,254
                           2006          19,617              --          19,617
Large Cap Diversified
   Alpha Fund              2007           5,094           1,505           6,599
                           2006             167              --             167
Large Cap Disciplined
   Equity Fund             2007         237,780         132,166         369,946
                           2006         172,080         108,577         280,657
Large Cap Index
   Fund                    2007           7,885           1,949           9,834
                           2006           6,360           3,238           9,598
Small Cap Fund             2007          86,056         164,468         250,524
                           2006          45,737          93,718         139,455
Small/Mid Cap
   Equity Fund             2007          60,501          67,293         127,794
                           2006          34,951          19,445          54,396
International Equity
   Fund                    2007         146,614         238,163         384,777
                           2006          49,222          14,153          63,375
World Equity Ex-US
   Fund                    2007          80,977          10,314          91,291
                           2006           6,142              --           6,142
Enhanced Income
   Fund                    2007           1,709              --           1,709
Core Fixed Income
   Fund                    2007         279,194              --         279,194
                           2006         212,264           1,463         213,727
High Yield Bond
   Fund                    2007          89,624              --          89,624
                           2006          27,352              --          27,352
Long Duration Fund         2007           9,267              --           9,267
                           2006           8,254               3           8,257
Extended Duration
   Fund                    2007          14,980              --          14,980
                           2006          16,599              15          16,614
Emerging Markets
   Debt Fund               2007          41,623              --          41,623
                           2006           5,375              --           5,375
Real Return Plus
   Fund                    2007           2,421              --           2,421




--------------------------------------------------------------------------------
256           SEI Institutional Investments Trust / Annual Report / May 31, 2007

As of May 31, 2007, the components of Distributable Earnings/(Accumulated Losses) were as follows:

--------------------------------------------------------------------------------------------------------------------
                                    Undistributed   Undistributed         Capital            Post              Post
                                         Ordinary       Long-Term            Loss         October           October
                                           Income    Capital Gain   Carryforwards          Losses   Currency Losses
                                    ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------------------------------------------
Large Cap Fund                           $  2,077        $     --       $(155,287)        $    --           $    --
Large Cap Diversified Alpha Fund           11,981           4,805              --              --                --
Large Cap Disciplined Equity Fund         241,227         182,292              --              --                --
Large Cap Index Fund                        2,089           3,432              --              --                --
Small Cap Fund                             52,986          56,768              --              --               (10)
Small/Mid Cap Equity Fund                  47,893          43,950              --              --               (31)
International Equity Fund                 136,790          75,887              --              --                --
World Equity Ex-US Fund                   118,246          37,914              --              --                --
Enhanced Income Fund                        1,751             161              --              --                --
Core Fixed Income Fund                     25,163              --         (41,415)         (5,288)           (1,027)
High Yield Bond Fund                       15,553           1,453              --              --                --
Long Duration Fund                            803              --          (2,250)         (2,997)               --
Extended Duration Fund                      1,659              --          (4,642)         (4,342)               --
Emerging Markets Debt Fund                 20,631           1,133              --              --                --
Real Return Plus Fund                       4,164             457              --              --                --

--------------------------------------------------------------------------------------------
                                        Unrealized          Other                     Total
                                      Appreciation      Temporary   Distributable Earnings/
                                    (Depreciation)    Differences      (Accumulated Losses)
                                     ($ Thousands)  ($ Thousands)             ($ Thousands)
--------------------------------------------------------------------------------------------
Large Cap Fund                           $135,651        $   (621)               $  (18,180)
Large Cap Diversified Alpha Fund           49,102          (6,556)                   59,332
Large Cap Disciplined Equity Fund         981,637          (1,165)                1,403,991
Large Cap Index Fund                      143,684            (442)                  148,763
Small Cap Fund                            374,424             997                   485,165
Small/Mid Cap Equity Fund                 283,992          (2,229)                  373,575
International Equity Fund                 335,792             239                   548,708
World Equity Ex-US Fund                   311,213          (2,818)                  464,555
Enhanced Income Fund                          155            (383)                    1,684
Core Fixed Income Fund                    (50,635)        (23,955)                  (97,157)
High Yield Bond Fund                       25,985         (10,611)                   32,380
Long Duration Fund                         (5,246)         (1,839)                  (11,529)
Extended Duration Fund                    (30,797)         (4,304)                  (42,426)
Emerging Markets Debt Fund                 29,230          (4,689)                   46,305
Real Return Plus Fund                      (1,888)         (1,483)                    1,250

Post-October losses represent losses realized on investment transactions from November 1, 2006 through May 31, 2007 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

---------------------------------------------------------------------------------------
                                                                                 Total
                                                                          Capital Loss
                               Expires         Expires          Expire   Carryforwards
                                  2011            2014            2015         5/31/07
                         ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
---------------------------------------------------------------------------------------
Large Cap Fund                $155,287         $    --         $    --        $155,287
Core Fixed Income Fund              --          15,381          26,034          41,415
Long Duration Fund --               --              --           2,250           2,250
Extended Duration Fund              --              --           4,642           4,642

During the year ended May 31, 2007, the Large Cap Fund utilized $47,566,633 of capital loss carryforwards,to offset capital gains.

For Federal income tax purposes, the cost of securities owned at May 31, 2007, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2007, was as follows:

--------------------------------------------------------------------------------------------
                                                                                       Net
                                                                                Unrealized
                                   Federal     Appreciated     Depreciated    Appreciation
                                  Tax Cost      Securities      Securities   (Depreciation)
                             ($ Thousands)   ($ Thousands)   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------------------
Large Cap Fund                  $  606,524      $  156,536        $(21,506)       $135,030
Large Cap Diversified
   Alpha Fund                      466,393          50,392          (4,709)         45,683
Large Cap Disciplined
   Equity Fund                   7,526,273       1,049,763         (70,552)        979,211
Large Cap Index Fund               317,728         150,552          (7,423)        143,129
Small Cap Fund                   2,383,962         439,853         (66,011)        373,842

--------------------------------------------------------------------------------------------
                                                                                       Net
                                                                                Unrealized
                                   Federal     Appreciated     Depreciated    Appreciation
                                  Tax Cost      Securities      Securities   (Depreciation)
                             ($ Thousands)   ($ Thousands)   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------------------
Small/Mid Cap Equity Fund       $2,020,362        $325,318        $(44,696)       $280,622
International Equity Fund        1,932,213         366,768         (40,907)        325,861
World Equity Ex-US Fund          2,019,352         322,423         (26,451)        295,972
Enhanced Income Fund               125,032             145            (326)           (181)
Core Fixed Income Fund           8,035,063          28,948         (77,148)        (48,200)
High Yield Bond Fund             1,379,679          33,105          (7,120)         25,985
Long Duration Fund                 193,859             629          (1,230)           (601)
Extended Duration Fund             416,638           1,200          (2,290)         (1,090)
Emerging Markets Debt Fund         800,818          31,673          (5,317)         26,356
Real Return Plus Fund              219,693              --          (2,707)         (2,707)

7. CONCENTRATION/RISKS

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, Long Duration, Extended Duration and High Yield Bond Funds' investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The International Equity, World Equity Ex-US and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           257

Notes to Financial Statements (Concluded)
MAY 31, 2007



considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

8. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2007, the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of such transactions.
--------------------------------------------------------------------------------
                                         Shares            Value
                                         Issued      ($Thousands)
--------------------------------------------------------------------------------
Large Cap Diversified
   Alpha Fund
      09/29/06                            928,885    $     9,614
Large Cap Disciplined
   Equity Fund
      06/30/06                            155,459         19,260
      07/31/06                            118,902         14,756
      09/29/06                            364,480         47,218
      03/30/07                            584,267          7,794
      04/16/07                            137,659          1,897

During the year ended May 31, 2006, the Large Cap, Large Cap Disciplined Equity, Small Cap and Small/Mid Cap Equity Funds issued (redeemed) shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of such transactions.
--------------------------------------------------------------------------------
                                           Shares
                                           Issued          Value    Gain (Loss)
                                       (Redeemed)   ($Thousands)   ($Thousands)
--------------------------------------------------------------------------------
Large Cap Fund
      06/13/05                         (1,251,679)     $ (19,676)       $ 2,557
      06/16/05                        (10,388,456)      (159,630)        27,345
      12/13/05                         (7,072,179)      (119,944)        19,447
Large Cap Disciplined
   Equity Fund
      09/30/05                            106,084         13,293             --
      11/04/05                            121,814         15,129             --
      11/30/05                            183,232         23,375             --
      02/28/06                             65,801          8,209             --
      04/28/06                             31,664          4,039             --
Small Cap Fund
      12/12/05                         20,174,818        297,913             --
      04/28/06                         (5,789,189)       (95,174)         4,232
Small/Mid Cap
   Equity Fund
      11/04/05                            222,050         28,400             --
      05/31/06                             18,356          2,456             --

9. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed
33 1 /3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Funds received cash as collateral for securities on loan and made investments. Investments purchased with cash collateral are presented on the schedule of investments for each Fund.

10. LITIGATION

The Core Fixed Income Fund has participated as a plaintiff bondholder, along with other institutional bondholders, in litigation against Duty Free International, British Airport Authority ("BAA") and other defendants relating to Notes issued by Duty Free International which are held by the Fund. BAA is the former parent company of Duty Free International. The plaintiffs in that action have since settled with all defendants with the exception of BAA. The litigation proceeded to jury trial against BAA in December, 2003, and the jury found against the plaintiffs on all counts. Plaintiffs subsequently appealed. In January 2006, the Court of Appeals ruled in favor of plaintiffs and remanded for a new trial. BAA has appealed that decision. The Core Fixed Income Fund is bearing its portion of the legal expenses associated with this litigation over and above the expense limitations of the Fund.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be


--------------------------------------------------------------------------------
258           SEI Institutional Investments Trust / Annual Report / May 31, 2007
sustained as of the adoption date. The Fund will not be required to adopt FIN 48 until the year ended May 30, 2008. As of May 31, 2007, Management is currently evaluating the impact from adopting FIN 48.

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           259

SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2007


Report of Independent Registered Public Accounting Firm


To the Board of Trustees and Shareholders of SEI Institutional Investments Trust:

We have audited the accompanying statements of assets and liabilities of SEI Institutional Investments Trust comprising the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/ Mid Cap Equity, International Equity, World Equity Ex-US, Enhanced Income, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds, (collectively, the "Funds"), including the schedules of investments as of May 31, 2007 and the related statements of operations for the year then ended or period from inception through May 31, 2007 (inception for the Real Return Plus and Enhanced Income Funds is December 14, 2006), the statements of changes in net assets, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years or periods in the three-year period ended May 31, 2005, were audited by other auditors, whose report dated July 27, 2005, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with custodians and brokers. As to securities purchases or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional Investments Trust as of May 31, 2007, and the results of their operations for the year or period then ended, the changes in their net assets and the financial highlights for each of the years or periods in the two year period then ended, in conformity with U.S. generally accepted accounting principles.

                                   /s/ KPMG LLP

Philadelphia, Pennsylvania
July 30, 2007




--------------------------------------------------------------------------------
260           SEI Institutional Investments Trust / Annual Report / May 31, 2007

Trustees and Officers of the Trust (Unaudited)


The following information is current as of July 27, 2007.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

----------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                      NUMBER OF
                                       OFFICE                                      PORTFOLIOS
                                        AND                 PRINCIPAL               IN FUND
       NAME           POSITION(S)    LENGTH OF            OCCUPATION(S)             COMPLEX          OTHER DIRECTORSHIPS
     ADDRESS,          HELD WITH        TIME               DURING PAST              OVERSEEN               HELD BY
     AND AGE            TRUSTS        SERVED 1             FIVE YEARS             BY TRUSTEE 2             TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Robert A. Nesher       Chairman      since 1982    Currently performs various          75         Trustee of The Advisors'
One Freedom             of the                     services on behalf of SEI                      Inner Circle Fund, The
Valley Drive,          Board of                    Investments for which Mr.                      Advisors' Inner Circle
Oaks, PA 19456         Trustees*                   Nesher is compensated.                         Fund II, Bishop Street
60 yrs. old                                                                                       Funds, Director of SEI
                                                                                                  Global Master Fund, plc,
                                                                                                  SEI Global Assets Fund,
                                                                                                  plc, SEI Global
                                                                                                  Investments Fund, plc,
                                                                                                  SEI Investments Global,
                                                                                                  Limited, SEI Investments
                                                                                                  -- Global Fund Services,
                                                                                                  Limited, SEI Investments
                                                                                                  (Europe), Limited, SEI
                                                                                                  Investments -- Unit Trust
                                                                                                  Management (UK), Limited,
                                                                                                  SEI Global Nominee Ltd.,
                                                                                                  SEI Opportunity Master
                                                                                                  Fund, L.P., SEI
                                                                                                  Opportunity Fund, L.P.,
                                                                                                  SEI Structured Credit
                                                                                                  Fund, L.P., and SEI
                                                                                                  Multi-Strategy Funds plc.
----------------------------------------------------------------------------------------------------------------------------
William M. Doran       Trustee*      since 1982    Self-employed consultant            75         Trustee of The Advisors'
1701 Market Street                                 since 2003. Partner,                           Inner Circle Fund, The
Philadelphia, PA                                   Morgan, Lewis & Bockius                        Advisors' Inner Circle
19103                                              LLP (law firm) from 1976                       Fund II, Bishop Street
67 yrs. old                                        to 2003, counsel to the                        Funds, Director of SEI
                                                   Trust, SEI, SIMC, the                          since 1974. Director of
                                                   Administrator and the                          the Distributor since
                                                   Distributor. Secretary of                      2003. Director of SEI
                                                   SEI since 1978.                                Investments -- Global Fund
                                                                                                  Services, Limited, SEI
                                                                                                  Investments Global,
                                                                                                  Limited, SEI Investments
                                                                                                  (Europe), Limited, SEI
                                                                                                  Investments (Asia),
                                                                                                  Limited and SEI Asset
                                                                                                  Korea Co., Ltd.
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES
--------
F. Wendell Gooch       Trustee       since 1982    Retired                             75         Trustee of STI Classic
One Freedom                                                                                       Funds and STI Classic
Valley Drive,                                                                                     Variable Trust.
Oaks, PA 19456
74 yrs. old
----------------------------------------------------------------------------------------------------------------------------
James M. Storey        Trustee       since 1995    Attorney, sole                      75         Trustee of The Advisors'
One Freedom                                        practitioner since 1994.                       Inner Circle Fund, The
Valley Drive,                                      Partner, Dechert Price &                       Advisors' Inner Circle
Oaks, PA 19456                                     Rhoads, September 1987-                        Fund II, Bishop Street
76 yrs. old                                        December 1993.                                 Funds, Massachusetts
                                                                                                  Health and Education Tax-
                                                                                                  Exempt Trust, and U.S.
                                                                                                  Charitable Gift Trust.
----------------------------------------------------------------------------------------------------------------------------

* MESSRS. NESHER AND DORAN ARE TRUSTEES WHO MAY BE DEEMED AS "INTERESTED" PERSONS OF THE TRUST AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF THEIR AFFILIATION WITH SIMC AND THE TRUST'S DISTRIBUTOR.
1 EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.
2 THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEI INDEX FUNDS, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST AND SEI TAX EXEMPT TRUST.


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           261

----------------------------------------------------------------------------------------------------------------------------
                                       TERM OF                                     NUMBER OF
                                       OFFICE                                      PORTFOLIOS
                                         AND                 PRINCIPAL              IN FUND
       NAME           POSITION(S)     LENGTH OF            OCCUPATION(S)            COMPLEX           OTHER DIRECTORSHIPS
     ADDRESS,          HELD WITH        TIME                DURING PAST             OVERSEEN                HELD BY
     AND AGE            TRUSTS        SERVED 1              FIVE YEARS            BY TRUSTEE 2               TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES (CONTINUED)
--------
George J.               Trustee      since 1996    Self-Employed Consultant,            75        Trustee of The Advisors'
Sullivan, Jr.                                      Newfound Consultants Inc.                      Inner Circle Fund, The
One Freedom                                        since April 1997.                              Advisors' Inner Circle
Valley Drive                                                                                      Fund II, Bishop Street
Oaks, PA 19456                                                                                    Funds, State Street
64 yrs. old                                                                                       Navigator Securities
                                                                                                  Lending Trust, SEI
                                                                                                  Opportunity Master Fund,
                                                                                                  L.P., SEI Opportunity
                                                                                                  Fund, L.P., and SEI
                                                                                                  Structured Credit Fund,
                                                                                                  L.P.
----------------------------------------------------------------------------------------------------------------------------
Rosemarie B. Greco      Trustee      since 1999    Director, Governor's                 75        Director, Sonoco, Inc.;
One Freedom`                                       Office of Health Care                          Director, Exelon
Valley Drive                                       Reform, Commonwealth of                        Corporation; Trustee,
Oaks, PA 19456                                     Pennsylvania since 2003.                       Pennsylvania Real Estate
61 yrs. old                                        Founder and Principal,                         Investment Trust.
                                                   Grecoventures Ltd. from
                                                   1999 to 2002.
----------------------------------------------------------------------------------------------------------------------------
Nina Lesavoy            Trustee      since 2003    Managing Partner, Cue                75        Director of SEI
One Freedom                                        Capital since March 2002,                      Opportunity Master Fund,
Valley Drive,                                      Managing Partner and Head                      L.P., SEI Opportunity
Oaks, PA 19456                                     of Sales, Investorforce,                       Fund, L.P., and SEI
50 yrs. old                                        March 2000-December 2001;                      Structured Credit Fund,
                                                   Global Partner working for                     L.P.
                                                   the CEO, Invesco Capital,
                                                   January 1998-January 2000.
                                                   Head of Sales and Client
                                                   Services, Chancellor
                                                   Capital and later LGT
                                                   Asset Management,
                                                   1986-2000.
----------------------------------------------------------------------------------------------------------------------------
James M. Williams       Trustee      since 2004    Vice President and Chief             75        Trustee/Director of Ariel
One Freedom                                        Investment Officer, J.                         Mutual Funds, SEI
Valley Drive,                                      Paul Getty Trust,                              Opportunity Master Fund,
Oaks, PA 19456                                     Non-Profit Foundation for                      L.P., SEI Opportunity
59 yrs. old                                        Visual Arts, since                             Fund, L.P., and SEI
                                                   December 2002. President,                      Structured Credit Fund,
                                                   Harbor Capital Advisors                        L.P.
                                                   and Harbor Mutual Funds,
                                                   2000-2002. Manager,
                                                   Pension Asset Management,
                                                   Ford Motor Company,
                                                   1997-1999.
----------------------------------------------------------------------------------------------------------------------------
Mitchell A.             Trustee      since 2007    Private Investor since               75        Trustee of the Advisors'
Johnson                                            1994.                                          Inner Circle Fund, The
One Freedom                                                                                       Advisor's Inner Circle
Valley Drive,                                                                                     Fund II, and Bishop
Oaks, PA 19456                                                                                    Street Funds.
65 yrs. old
----------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Robert A. Nesher       President     since 2005    Currently performs various          N/A                   N/A
One Freedom              & CEO                     services on behalf of SEI
Valley Drive,                                      for which Mr. Nesher is
Oaks, PA 19456                                     compensated.
60 yrs. old
----------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner     Controller     since 2005    Fund Accounting Director            N/A                   N/A
One Freedom               and                      of the Administrator since
Valley Drive,            Chief                     2005. Fund Administration
Oaks, PA 19456         Financial                   Manager, Old Mutual Fund
37 yrs. old             Officer                    Services, 2000-2005. Chief
                                                   Financial Officer,
                                                   Controller and Treasurer,
                                                   PBHG Funds and PBHG
                                                   Insurance Series Fund,
                                                   2004-2005. Assistant
                                                   Treasurer, PBHG Funds and
                                                   PBHG Insurance Series
                                                   Fund, 2000-2004. Assistant
                                                   Treasurer, Old Mutual
                                                   Advisors Fund, 2004-2005.
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
262           SEI Institutional Investments Trust / Annual Report / May 31, 2007

----------------------------------------------------------------------------------------------------------------------------
                                       TERM OF                                     NUMBER OF
                                       OFFICE                                      PORTFOLIOS
                                         AND                 PRINCIPAL              IN FUND
       NAME           POSITION(S)     LENGTH OF            OCCUPATION(S)            COMPLEX           OTHER DIRECTORSHIPS
     ADDRESS,          HELD WITH        TIME                DURING PAST             OVERSEEN                HELD BY
     AND AGE            TRUSTS        SERVED 1              FIVE YEARS            BY TRUSTEE 2              TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------
Russell Emery            Chief       since 2006    Chief Compliance Officer            N/A                    N/A
One Freedom           Compliance                   of SEI Opportunity Master
Valley Drive            Officer                    Fund, L.P., SEI
Oaks, PA 19456                                     Opportunity Fund, L.P.,
44 yrs. old                                        SEI Structured Credit
                                                   Fund, L.P., SEI
                                                   Institutional Managed
                                                   Trust, SEI Asset
                                                   Allocation Trust, SEI
                                                   Institutional
                                                   International Trust, SEI
                                                   Index Funds, SEI Liquid
                                                   Asset Trust, SEI Daily
                                                   Income Trust, SEI Tax
                                                   Exempt Trust, SEI
                                                   Institutional Investments
                                                   Trust, The Advisors' Inner
                                                   Circle Fund, The Advisors'
                                                   Inner Circle Fund II, and
                                                   Bishop Street Funds, since
                                                   March 2006. Director of
                                                   Investment Product
                                                   Management and Development
                                                   of SIMC, February 2003-
                                                   March 2006. Senior
                                                   Investment Analyst-- Equity
                                                   Team of SEI, March 2000-
                                                   February 2003.
----------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto         Vice        since 2002    General Counsel, Vice              N/A                     N/A
One Freedom           President                    President and Secretary of
Valley Drive             and                       SIMC and the Administrator
Oaks, PA 19456        Secretary                    since 2004. Vice President
39 yrs. old                                        and Assistant Secretary of
                                                   SEI since 2001. Vice
                                                   President of SIMC and the
                                                   Administrator since 1999.
                                                   Assistant Secretary of
                                                   SIMC, the Administrator
                                                   and the Distributor and
                                                   Vice President of the
                                                   Distributor, 1999-2003.
----------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala          Vice        since 2004    Vice President and                 N/A                     N/A
One Freedom           President                    Assistant Secretary of
Valley Drive             and                       SIMC and the Administrator
Oaks, PA 19456        Assistant                    since 2005. Compliance
33 yrs. old           Secretary                    Officer of SEI, September
                                                   2001-2004.
----------------------------------------------------------------------------------------------------------------------------
James Ndiaye             Vice        since 2005    Vice President and                 N/A                     N/A
One Freedom           President                    Assistant Secretary of
Valley Drive             and                       SIMC since 2005. Vice
Oaks, PA 19456        Assistant                    President, Deutsche Asset
38 yrs. old           Secretary                    Management (2003-2004).
                                                   Associate, Morgan, Lewis &
                                                   Bockius LLP (2000-2003).
----------------------------------------------------------------------------------------------------------------------------
Michael T. Pang          Vice        since 2005    Vice President and                 N/A                     N/A
One Freedom           President                    Assistant Secretary of
Valley Drive             and                       SIMC since 2005. Counsel,
Oaks, PA 19456        Assistant                    Caledonian Bank & Trust's
35 yrs. old           Secretary                    Mutual Funds Group (2004).
                                                   Counsel, Permal Asset
                                                   Management (2001-2004).
----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           263

Trustees and Officers of the Trust (Unaudited) (Concluded)


----------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                      NUMBER OF
                                      OFFICE                                      PORTFOLIOS
                                        AND                 PRINCIPAL               IN FUND
       NAME           POSITION(S)     LENGTH OF           OCCUPATION(S)             COMPLEX           OTHER DIRECTORSHIPS
     ADDRESS,          HELD WITH        TIME               DURING PAST              OVERSEEN                HELD BY
     AND AGE             TRUSTS       SERVED 1              FIVE YEARS            BY TRUSTEE 2              TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------
John J. McCue             Vice       since 2004     Director of Portfolio              N/A                    N/A
One Freedom            President                    Implementations for SIMC
Valley Drive                                        since 1995. Managing
Oaks, PA 19456                                      Director of Money Market
44 yrs. old                                         Investments for SIMC
                                                    since 2003.
----------------------------------------------------------------------------------------------------------------------------
Nicole Welch           Anti-Money    since 2005     Assistant Vice President           N/A                    N/A
One Freedom            Laundering                   and Anti-Money Laundering
Valley Drive           Compliance                   Compliance Coordinator of
Oaks, PA 19456          Officer                     SEI since 2005.
29 yrs. old                                         Compliance Analyst, TD
                                                    Waterhouse (2004). Senior
                                                    Compliance Analyst, UBS
                                                    Financial Services
                                                    (2002-2004). Knowledge
                                                    Management Analyst,
                                                    PriceWaterhouseCoopers
                                                    Consulting (2000-2002).
----------------------------------------------------------------------------------------------------------------------------

1 EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.
2 THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEI INDEX FUNDS, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST AND SEI TAX EXEMPT TRUST.




--------------------------------------------------------------------------------
264           SEI Institutional Investments Trust / Annual Report / May 31, 2007

Disclosure of Fund Expenses (Unaudited)
MAY 31, 2007



All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           265

Disclosure of Fund Expenses (Concluded) (Unaudited)
MAY 31, 2007



                                     BEGINNING    ENDING                EXPENSE
                                      ACCOUNT    ACCOUNT   ANNUALIZED    PAID
                                       VALUE      VALUE      EXPENSE    DURING
                                      12/1/06    5/31/07     RATIOS     PERIOD*
-------------------------------------------------------------------------------
LARGE CAP FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,107.00    0.26%      $1.37
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,023.64    0.26%      $1.31
-------------------------------------------------------------------------------
LARGE CAP DIVERSIFIED ALPHA FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,117.70    0.35%      $1.85
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,023.19    0.35%      $1.77
-------------------------------------------------------------------------------
LARGE CAP DISCIPLINED EQUITY FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,111.30    0.22%      $1.16
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,023.83    0.22%      $1.11
-------------------------------------------------------------------------------
LARGE CAP INDEX FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,106.50    0.06%      $0.32
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,024.63    0.06%      $0.30
-------------------------------------------------------------------------------
SMALL CAP FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,110.40    0.52%      $2.74
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,022.34    0.52%      $2.62
-------------------------------------------------------------------------------
SMALL/MID CAP EQUITY FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,118.20    0.48%      $2.53
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,022.54    0.48%      $2.42
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,152.00    0.39%      $2.09
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,022.99    0.39%      $1.97
-------------------------------------------------------------------------------
WORLD EQUITY EX-US FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,159.20    0.60%      $3.23
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,021.94    0.60%      $3.02

                                     BEGINNING    ENDING               EXPENSE
                                      ACCOUNT    ACCOUNT   ANNUALIZED    PAID
                                       VALUE      VALUE     EXPENSE     DURING
                                      12/1/06    5/31/07     RATIOS     PERIOD*
-------------------------------------------------------------------------------
CORE FIXED INCOME FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,007.00     0.14%      $0.70
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,023.93     0.14%      $0.71
-------------------------------------------------------------------------------
HIGH YIELD BOND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,062.80     0.35%      $1.80
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,023.19     0.35%      $1.77
-------------------------------------------------------------------------------
LONG DURATION BOND FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $  971.40     0.20%      $0.98
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,023.93     0.20%      $1.01
-------------------------------------------------------------------------------
EXTENDED DURATION BOND FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $  897.00     0.20%      $0.95
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,023.93     0.20%      $1.01
-------------------------------------------------------------------------------
EMERGING MARKETS DEBT FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,057.50     0.55%      $2.82
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,022.19     0.55%      $2.77

                                     BEGINNING    ENDING               EXPENSE
                                      ACCOUNT    ACCOUNT   ANNUALIZED    PAID
                                       VALUE      VALUE      EXPENSE    DURING
                                    12/14/06(1)  5/31/07     RATIOS     PERIOD
--------------------------------------------------------------------------------
ENHANCED INCOME FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,030.20     0.44%      $2.07**
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,022.74     0.44%      $2.22*
--------------------------------------------------------------------------------
REAL RETURN PLUS FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares                       $1,000.00  $1,022.90     0.44%      $2.06**
HYPOTHETICAL 5% RETURN
Class A Shares                       $1,000.00  $1,022.74     0.44%      $2.22*

(1)   Date of inception

 * Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period shown).

** Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 169/365 (to reflect one-half year period shown).




--------------------------------------------------------------------------------
266           SEI Institutional Investments Trust / Annual Report / May 31, 2007

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)
MAY 31, 2007

The SEI Institutional Investments Trust (the "Trust") and SEI Investments Management Corporation ("SIMC") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the "Funds") and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Trust's Board of Trustees (the "Board"), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers' skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, the Funds' Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds' Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission ("SEC") takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (a) the quality of SIMC's and the Sub-Advisers' investment management and other services; (b) SIMC's and the Sub-Advisers' investment management personnel; (c) SIMC's and the Sub-Advisers' operations and financial condition; (d) SIMC's and the Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and the Sub-Advisers' profitability from their Fund-related operations; (h) SIMC's and the Sub-Advisers' compliance systems; (i) SIMC's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) SIMC's and the Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the March 14, 2007 and June 28-29, 2007 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers



-------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           267

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Concluded) (Unaudited)
MAY 31, 2007

to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

    o the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

    o the Funds' investment performance and how it compared to that of other comparable mutual funds;

    o the Funds' expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

    o the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

    o the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. The Trustees found the level of SIMC's professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

FUND PERFORMANCE. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds' performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

FUND EXPENSES. With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds' net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds' respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

PROFITABILITY. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took


-------------------------------------------------------------------------------
268            SEI Institutional Investments Trust / Annual Report/ May 31, 2007
into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers are reasonable and supported renewal of the Investment Advisory Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.




-------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2007           269

Notice to Shareholders (Unaudited)



For shareholders who do not have a May 31, 2007, taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2007, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2007, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

                                          (A)            (B)
                                       LONG TERM      ORDINARY
                                     CAPITAL GAINS     INCOME         TOTAL
                                     DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS
                                      (TAX BASIS)    (TAX BASIS)    (TAX BASIS)
--------------------------------------------------------------------------------
Large Cap Fund                             0%            100%          100%
Large Cap Diversified Alpha Fund          23%             77%          100%
Large Cap Disciplined Equity Fund         36%             64%          100%
Large Cap Index Fund                      20%             80%          100%
Small Cap Fund                            66%             34%          100%
Small/Mid Cap Equity Fund                 53%             47%          100%
International Equity Fund (3)             62%             38%          100%
World Equity Ex-US Fund (4)               11%             89%          100%
Enhanced Income Fund                       0%            100%          100%
Core Fixed Income Fund                     0%            100%          100%
High Yield Bond Fund                       0%            100%          100%
Long Duration Fund                         0%            100%          100%
Extended Duration Fund                     0%            100%          100%
Emerging Markets Debt Fund                 0%            100%          100%
Real Return Plus Fund                      0%            100%          100%

                                         (C)
                                      DIVIDENDS           (D)
                                      QUALIFYING       QUALIFYING                                  QUALIFIED
                                     FOR CORPORATE   DIVIDEND INCOME        (E)        QUALIFIED  SHORT-TERM
                                    DIVIDENDS REC.   (15% TAX RATE    U.S. GOVERNMENT   INTEREST    CAPITAL
                                     DEDUCTION (1)    FOR QDI) (2)        INTEREST       INCOME      GAIN
-------------------------------------------------------------------------------------------------------------
Large Cap Fund                           100%            100%                1%            2%          0%
Large Cap Diversified Alpha Fund          25%             13%                1%            2%        100%
Large Cap Disciplined Equity Fund         25%             24%                1%            4%        100%
Large Cap Index Fund                      85%             48%                1%            1%        100%
Small Cap Fund                            13%             13%                1%            1%        100%
Small/Mid Cap Equity Fund                 14%             10%                1%            1%        100%
International Equity Fund (3)              0%             22%                1%            3%        100%
World Equity Ex-US Fund (4)                0%             12%                1%            4%        100%
Enhanced Income Fund                       0%              0%                0%           73%          0%
Core Fixed Income Fund                     0%              0%               19%           77%        100%
High Yield Bond Fund                       0%              0%                0%           85%        100%
Long Duration Fund                         0%              0%                3%           93%        100%
Extended Duration Fund                     0%              0%                8%           93%        100%
Emerging Markets Debt Fund                 0%              0%                1%           43%        100%
Real Return Plus Fund                      0%              0%               65%           65%          0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law.

      The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

(3) The fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2007, the total amount of foreign source income is $44,834,992. The total amount of foreign tax to be paid is $1,525,763. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(4) The fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2007, the total amount of foreign source income is $23,210,922. The total amount of foreign tax to be paid is $1,976,592. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Items (A) and (B) are based on the percentage of each fund's total distribution. Items (C) and (D) are based on the percentage of ordinary income distributions of each fund.
Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.


--------------------------------------------------------------------------------
270           SEI Institutional Investments Trust / Annual Report / May 31, 2007

Notes

Notes

SEI INSTITUTIONAL INVESTMENTS TRUST ANNUAL REPORT MAY 31, 2007




Robert A. Nesher, CHAIRMAN

TRUSTEES
William M. Doran
F. Wendell Gooch
James M. Storey
George J. Sullivan, Jr.
Rosemarie B. Greco
Nina Lesavoy
James M. Williams
Mitchell A. Johnson

OFFICERS
Robert A. Nesher
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Stephen F. Panner
CONTROLLER AND CHIEF FINANCIAL OFFICER

Russell Emery
CHIEF COMPLIANCE OFFICER

Timothy D. Barto
VICE PRESIDENT, SECRETARY

Sofia A. Rosala
VICE PRESIDENT, ASSISTANT SECRETARY

James Ndiaye
VICE PRESIDENT, ASSISTANT SECRETARY

Michael T. Pang
VICE PRESIDENT, ASSISTANT SECRETARY

John J. McCue
VICE PRESIDENT

Nicole Welch
ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

INVESTMENT ADVISER
SEI Investments Management Corporation

ADMINISTRATOR
SEI Investments Global Funds Services

DISTRIBUTOR
SEI Investments Distribution Co.

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL
1 800 DIAL SEI
(1 800 342 5734)

SEI New ways.
    New answers.(R)
SEI Investments Distribution Co.
Oaks, PA 19456   1.800.DIAL.SEI (1.800.342.5734)





SEI-F-140 (5/07)

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is George J. Sullivan, Jr. Mr. Sullivan is an independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP ("KPMG") related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the fiscal years 2007 and 2006 as follows:

--------- ----------------------------------------------------------------- --------------------------------------------------------
                                       FISCAL 2007                                               FISCAL 2006
--------- ----------------------------------------------------------------- --------------------------------------------------------
                    All fees and      All fees and        All other fees    All fees and      All fees and        All other fees
                    services to the   services to         and services to   services to the   services to         and services to
                    Trust that were   service             service           Trust that were   service             service
                    pre-approved      affiliates that     affiliates that   pre-approved      affiliates that     affiliates that
                                      were pre-approved   did not require                     were pre-approved   did not require
                                                          pre-approval                                            pre-approval
--------- --------- ----------------- ------------------- ----------------- ----------------- ------------------- ------------------
(a)        Audit
           Fees(1)   $383,500                N/A           $0                $230,100                 N/A          $0

--------- --------- ----------------- ------------------- ----------------- ----------------- ------------------- ------------------
(b)        Audit-
           Related   $0                $0                  $0                $0                $0                  $0
           Fees
--------- --------- ----------------- ------------------- ----------------- ----------------- ------------------- ------------------
(c)        Tax
           Fees      $0                $0                  $0                $0                $0                  $0

--------- --------- ----------------- ------------------- ----------------- ----------------- ------------------- ------------------
(d)        All
           Other     $0                $232,000            $0                $0                $0                  $231,000
           Fees
--------- --------- ----------------- ------------------- ----------------- ----------------- ------------------- ------------------



Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

        ---------------------- ----------------------- -----------------------
                                     FISCAL 2007             FISCAL 2006
        ---------------------- ----------------------- -----------------------
         Audit-Related Fees               0%                     0%

        ---------------------- ----------------------- -----------------------
         Tax Fees                         0%                     0%

        ---------------------- ----------------------- -----------------------
         All Other Fees                   0%                     0%

        ---------------------- ----------------------- -----------------------


(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2007 and 2006 were $232,000 and $231,000, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has a standing Nominating Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Trust's Board of Trustees (the "Board"). Pursuant to the Committee's Charter, adopted on June 18th 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. Based on their evaluation, the certifying officers have concluded that the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               SEI Institutional Investments Trust

By (Signature and Title)*                  /s/ Robert A. Nesher
                                           -------------------------
                                           Robert A. Nesher
                                           President & CEO

Date: August 7, 2007




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Robert A. Nesher
                                           -------------------------
                                           Robert A. Nesher
                                           President & CEO

Date: August 7, 2007


By (Signature and Title)*                  /s/ Stephen F. Panner
                                           -------------------------
                                           Stephen F. Panner
                                           Controller & CFO

Date: August 7, 2007

* Print the name and title of each signing officer under his or her signature.